UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-K/A

(Amendment No. 1)

(Mark One)

☒ Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the fiscal year ended December 31, 2022

OR

☐ Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from _________ to _________.

Commission File Number 000-55871

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Indiana	35-0472300
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1301 South Harrison Street, Fort Wayne, Indiana	46802
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (260) 455-2000

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:  Common Stock, par value $2.50

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer	☐	Accelerated Filer	☐
Non-accelerated Filer	☒	Smaller Reporting Company	☐
		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).

Yes  ☐    No  ☒

As of March 7, 2023, 10,000,000 shares of common stock of the registrant ($2.50 par value) were outstanding, all of which were directly owned by Lincoln National Corporation.

Documents Incorporated by Reference:  None

THE REGISTRANT MEETS THE CONDITIONS SET FORTH IN GENERAL INSTRUCTIONS I(1) (a) AND (b) OF FORM 10-K AND IS THEREFORE FILING THIS FORM 10-K WITH THE REDUCED DISCLOSURE FORMAT.

Explanatory Note

The Lincoln National Life Insurance Company (the “Company”) is filing this Amendment No. 1 on Form 10-K/A (the “Amendment” or “Form 10-K/A”) to amend and restate certain items in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, originally filed with the Securities and Exchange Commission (the “SEC”) on March 7, 2023, (the “Original Form 10-K”). Except as described below, no other information included in the Original Form 10-K is being amended or updated by this Amendment and this Amendment does not purport to reflect any information or events subsequent to the Original Form 10-K. This Amendment should be read in conjunction with the Original Form 10-K.

Restatement Background

As previously disclosed, the Company entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) that was effective as of October 1, 2021, to reinsure liabilities under a block of in-force executive benefit and universal life insurance policies. The transaction was structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. For the coinsurance portion of the transaction, the Company transferred both the insurance reserves and a portfolio of assets to Resolution Life, which triggered a realized gain on the invested assets for the Company.

As a result of the transaction, the Company recorded a deferred gain on the invested assets transferred pursuant to the transaction, recognizable over the projected life of the reinsured policies. The Company has determined that the realized gain should have been recognized at the time of the transfer of the assets and that the correct accounting treatment for the Resolution Life transaction is to reflect a one-time gain related to the transfer of assets rather than a deferred gain. For additional information on the error, see “Part II – Item 8. Financial Statements and Supplementary Data – Note 1 – Restatement of Previously Issued Consolidated Financial Statements” in this Form 10-K/A.

As a result, on March 21, 2023, the Board of Directors of the Company, after discussion with the Company’s management determined that the Company’s previously issued audited consolidated financial statements as of and for the annual periods ended December 31, 2021, and December 31, 2022, and for the quarterly periods ended March 31, June 30 and September 30, 2022, should no longer be relied upon solely as a result of the above-described error in the accounting treatment with respect to timing for the recognition of investment gains related to the fourth quarter 2021 reinsurance transaction with Resolution Life. Accordingly, on March 27, 2023, the Company announced that it would restate its audited consolidated financial statements as of and for the years ended December 31, 2022, and December 31, 2021, and its interim financial statements for the quarters of 2022 and the fourth quarter of 2021.

Restatement of Previously Issued Consolidated Financial Statements

This Form 10-K/A includes audited restated consolidated financial statements for the years ended December 31, 2022, and December 31, 2021, as well as unaudited restated interim financial information for the quarterly periods in 2022 and 2021. In addition to correcting the accounting treatment for the reinsurance transaction described above, the restated consolidated financial statements for the years ended December 31, 2022, and December 31, 2021, included herein also correct previously identified errors that the Company determined to be immaterial, both individually and in the aggregate.

For additional information on the audited consolidated financial statements for the years ended December 31, 2022, and December 31, 2021, see “Part II – Item 8. Financial Statements and Supplementary Data – Note 1 – Restatement of Previously Issued Consolidated Financial Statements” in this Form 10-K/A. For restated information on the quarterly consolidated financial statements for the years 2022 and 2021, see Note 24 in “Part II – Item 8. Financial Statements and Supplementary Data” in this Form 10-K/A.

This Form 10-K/A also amends and restates the following items included in the Original Form 10-K as appropriate to reflect the restatement and revision of the relevant periods: Item 7. Management’s Narrative Analysis of the Results of Operations; Item 7A. Quantitative and Qualitative Disclosures About Market Risk; Item 8. Financial Statements and Supplementary Data; Item 9A. Controls and Procedures; and Item 15. Exhibits and Financial Statement Schedules.

In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is also including with this Form 10-K/A currently dated certifications of the Company’s President and Chief Financial Officer (attached as Exhibits 31.1, 31.2, 32.1, and 32.2).

Except as discussed above and as further described in Note 1 to the consolidated financial statements, the Company has not modified or updated the disclosures in the Original Form 10-K. Accordingly, this 10-K/A does not reflect events occurring after the Original Form 10-K or modify or update those disclosures affected by subsequent events. This Amendment should be read in conjunction with the Original Form 10-K.

Control Considerations

In connection with the restatement, management has assessed the effectiveness of the Company’s internal control over financial reporting. Based on this assessment, the Company identified a material weakness in its internal control over financial reporting for the review of significant reinsurance transactions resulting in the conclusion by the Company’s President and Chief Financial Officer that the internal control over financial reporting and disclosure controls and procedures were not effective as of December 31, 2022. Management has taken steps towards remediating the material weakness in the Company’s internal control over financial reporting. For additional information related to the material weakness in internal control over financial reporting and the related remedial measures, see “Part II – Item 9A. Controls and Procedures.”

________________________________________________________________________________________________________

The Lincoln National Life Insurance Company

Item 7. Management’s Narrative Analysis of the Results of Operations

The following Management’s Narrative Analysis of the Results of Operations (“MNA”) is intended to help the reader understand the financial condition as of December 31, 2022, compared with December 31, 2021, and the results of operations in 2022 and 2021 compared to the immediately preceding year of The Lincoln National Life Insurance Company (“LNL”) and its consolidated subsidiaries. Unless otherwise stated or the context otherwise requires, “LNL,” “Company,” “we,” “our” or “us” refers to The Lincoln National Life Insurance Company and its consolidated subsidiaries. LNL is a wholly-owned subsidiary of Lincoln National Corporation (“LNC”).

See “Part I – Item 1. Business” in the Original Form 10-K and Note 1 herein for a description of the business.

In this report, in addition to providing consolidated revenues and net income (loss), we also provide segment operating revenues and income (loss) from operations because we believe they are meaningful measures of revenues and the profitability of our operating segments. Operating revenues and income (loss) from operations are the financial performance measures we use to evaluate and assess the results of our segments. Accordingly, we define and report operating revenues and income (loss) from operations by segment in Note 21. Our management believes that operating revenues and income (loss) from operations explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current businesses. Certain items are excluded from operating revenue and income (loss) from operations because they are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income (loss) from operations will provide readers with a more valuable measure of our performance because it better reveals trends in our business.

The MNA is provided as a supplement to, and should be read in conjunction with, the consolidated financial statements and the accompanying notes to the consolidated financial statements (“Notes”) presented in “Part II – Item 8. Financial Statements and Supplementary Data,” as well as “Part I – Item 1A. Risk Factors” in the Original Form 10-K.

Management’s Narrative Analysis is presented pursuant to General Instruction I(2)(a) of Form 10-K in lieu of Management’s Discussion and Analysis of Financial Condition and Results of Operations.

We have restated our previously issued consolidated financial statements contained in this Form 10-K/A. For background on the restatement, the fiscal periods impacted, control considerations and other information, see “Explanatory Note” preceding the MNA.

In addition, we have restated certain previously reported financial information as of and for the years ended December 31, 2022, and December 31, 2021, in this MNA including, but not limited to, information within the consolidated and segment results of operations discussions.

For additional information related to the restatement, see “Restatement of Previously Issued Consolidated Financial Statements” in Note 1 to our consolidated financial statements.

FORWARD-LOOKING STATEMENTS – CAUTIONARY LANGUAGE

Certain statements made in this report and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in our businesses, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including:

●Weak general economic and business conditions that may affect demand for our products, account values, investment results, premium levels and claims experience;

●Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments;

●Legislative, regulatory or tax changes that affect the cost of, or demand for, our products, the required amount of reserves and/or surplus or our ability to conduct business;

●The impact of U.S. federal tax reform legislation on our business, earnings and capital;

●The impact of regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federal or state regulators or self-regulatory organizations relating to the standard of care owed by investment advisers and/or broker-dealers that could affect our distribution model;

●The impact of new and emerging privacy regulations that may lead to increased compliance costs and reputation risk;

●

Increasing scrutiny and evolving expectations and regulations regarding environmental, social and governance (“ESG”) matters that may adversely affect our reputation and our investment portfolio;

●Actions taken by reinsurers to raise rates on in-force business;

●Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses and demand for our products;

●Rapidly increasing interest rates causing contract holders to surrender life insurance and annuity policies, thereby causing realized investment losses;

●The impact of the implementation of the provisions of the European Market Infrastructure Regulation relating to the regulation of derivatives transactions;

●The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings;

●A decline or continued volatility in the equity markets causing a reduction in the sales of our products; a reduction of asset-based fees that we charge on various investment and insurance products; and an increase in liabilities related to guaranteed benefit riders of our variable annuity products;

●Ineffectiveness of our risk management policies and procedures;

●A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our products and in establishing related insurance reserves, which may reduce future earnings;

●Changes in accounting principles that may affect our financial statements;

●Lowering of one or more of our financial strength ratings;

●Interruption in telecommunication, information technology or other operational systems or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches of our data security systems;

●The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives, including the Spark Initiative;

●The adequacy and collectability of reinsurance that we have obtained;

●Pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely impact liabilities for policyholder claims, affect our businesses and increase the cost and availability of reinsurance;

●Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that we can charge for our products;

●The unknown effect on our businesses resulting from evolving market preferences and the changing demographics of our client base; and

●The unanticipated loss of key management, financial planners or wholesalers.

The risks and uncertainties included here are not exhaustive.  Other sections of this report and other reports that we file with the SEC include additional factors that could affect our businesses and financial performance.  Moreover, we operate in a rapidly changing and competitive environment.  New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.

We do not intend, and are under no obligation, to update any particular forward-looking statement included in this document. See “Part I – Item 1A. Risk Factors” in the Original Form 10-K for a discussion of certain risks relating to our business.

INTRODUCTION

COVID-19 Pandemic

The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect our business, results of operations and financial condition during 2022. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential continuing impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. See “Results of Life Insurance” and “Results of Group Protection” below for impacts from the COVID-19 pandemic.

Interest Rate Environment

Throughout 2022, the Federal Reserve increased the federal funds rate target range to combat inflation. In February 2023, the Federal Reserve announced an additional 25 basis points increase, when it set the range at 4.50% to 4.75% and reiterated its commitment to implement and maintain policy as needed to bring inflation down. Additionally, the Federal Reserve has continued reducing its balance sheet, which started in June 2022, by not reinvesting Treasury securities, agency debt and agency mortgage-backed securities. As interest rates rise, which improves the yield on our new money and floating rate investments, we continue to be proactive in our investment strategies, product designs, crediting rate strategies, expense management actions and overall asset-liability practices to mitigate the risk of unfavorable consequences in this interest rate environment.

We have provided disclosures around risks related to increases in interest rate risk in “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K, “Critical Accounting Policies and Estimates – Annual Assumption Review – Long-Term New Money Investment Yield Sensitivity” below and “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk” herein.

Spark Initiative

In 2021, LNC formally communicated its new expense savings initiative, the Spark Initiative, focused on driving efficiencies throughout all aspects of its business, from leveraging automation to simplifying and improving process efficiency. In addition, the Spark Initiative targets benefits beyond cost savings including improving the way we work by focusing on reskilling and upskilling our valuable employee base.

For risks related to the Spark Initiative, see “Part I – Item 1A. Risk Factors – Operational Matters – We may not realize or sustain all of the benefits we expect from the Spark Initiative, our investments associated with the initiative could be greater than expected, and our efforts with respect to the initiative may result in disruption of our businesses or distraction of our management and employees, which could have a material effect on our business, financial condition and results of operations” in the Original Form 10-K.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

We have identified the accounting policies below as critical to the understanding of our results of operations and our financial condition. In applying these critical accounting policies in preparing our financial statements, management must use critical assumptions, estimates and judgments concerning future results or other developments, including the likelihood, timing or amount of one or more future events. Actual results may differ from these estimates under different assumptions or conditions. On an ongoing basis, we evaluate our assumptions, estimates and judgments based upon historical experience and various other information that we believe to be reasonable under the circumstances. For a detailed discussion of other significant accounting policies, see Note 1.

The processes, judgments and estimates described herein relate to the accounting standards in effect through December 31, 2022. On January 1, 2023, we adopted Accounting Standards Update 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts, that significantly changed how we account for our long-duration contracts both in-force and new business, including updating assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts, measuring of market risk benefits and changing the amortization of deferred acquisition costs (“DAC”) and DAC-like intangibles. For more information, see Note 2.

The hedge program discussed below relates to the variable annuity hedge program design in effect through December 31, 2022. On January 1, 2023, LNC modified its variable annuity hedge program that continues to focus on generating sufficient assets to fund future claims with a goal of maximizing distributable earnings and explicitly protecting capital.

DAC, VOBA, DSI and DFEL

Deferrals

Qualifying deferrable acquisition expenses are recorded as an asset on the Consolidated Balance Sheets as DAC for products we sold during a period or VOBA for books of business we acquired during a period. In addition, we defer costs associated with DSI and revenues associated with DFEL. DSI is an asset included within other assets on the Consolidated Balance Sheets, and when amortized, increases interest credited on the Consolidated Statements of Comprehensive Income (Loss). DFEL is a liability included within other contract holder funds on the Consolidated Balance Sheets, and when amortized, increases fee income on the Consolidated Statements of Comprehensive Income (Loss).

We incur certain costs that can be capitalized in the acquisition of insurance contracts. Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferrable acquisition costs. This determination of deferability must be made on a contract-level basis. Some examples of acquisition costs that are subject to deferral include the following:

●Employee, agent or broker commissions;

●Wholesaler production bonuses;

●Renewal commissions and bonuses to agents or brokers;

●Medical and inspection fees;

●Premium-related taxes and assessments; and

●A portion of the salaries and benefits of certain employees involved in the underwriting, contract issuance and processing, medical and inspection and sales force contract selling functions.

All other acquisition-related costs, including costs incurred by the insurer for soliciting potential customers, market research, training, administration, management of distribution and underwriting functions, unsuccessful acquisition or renewal efforts and product development, are considered non-deferrable acquisition costs and must be expensed in the period incurred.

In addition, the following indirect costs are considered non-deferrable acquisition costs and must be charged to expense in the period incurred:

●Administrative costs;

●Rent;

●Depreciation;

●Occupancy costs;

●Equipment costs (including data processing equipment dedicated to acquiring insurance contracts);

●Trail commissions; and

●Other general overhead.

Amortization

For our traditional life insurance and group protection products, we amortize deferrable acquisition costs either on a straight-line basis or as a level percent of premium of the related contracts, depending on the block of business. DAC for universal life insurance (“UL”) and variable universal life insurance (“VUL”) policies and variable annuity and deferred fixed annuity contracts is amortized over the expected lives of the contracts in relation to the incidence of EGPs derived from the contracts.

EGPs vary based on a number of factors, including assumptions about policy persistency, mortality, fee income, investment margins, expense margins and realized gains and losses on investments. When actual gross profits are higher in the period than EGPs, we recognize more amortization than planned. When actual gross profits are lower in the period than EGPs, we recognize less amortization than planned. In a calendar year where the gross profits for a certain group of policies, or “cohorts,” are negative, our actuarial process limits, or floors, the amortization expense offset to zero. For a discussion of the periods over which we amortize our DAC, VOBA, DSI and DFEL see “DAC, VOBA, DSI and DFEL” in Note 1.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used for our EGPs underlying the amortization of DAC, VOBA, DSI and DFEL that may result in unlocking of assumptions. See “Annual Assumption Review” below for more information.

Reversion to the Mean

Because returns within the variable sub-accounts (“variable funds”) have a significant effect on the value of variable annuity and VUL products and the fees earned on these accounts, EGPs could increase or decrease with movements in variable fund returns. Significant and sustained changes in variable funds have had and could in the future have an effect on DAC, VOBA, DSI and DFEL amortization primarily within our Annuities and Retirement Plan Services segments, as well as, to a lesser extent, our Life Insurance segment.

As variable fund returns do not move in a systematic manner, we reset the baseline of account values from which EGPs are projected, which we refer to as our reversion to the mean (“RTM”) process. Under our RTM process, future EGPs are projected using stochastic modeling of a large number of market scenarios in conjunction with best estimates of lapse rates, interest rate spreads and mortality rates to develop a statistical distribution of the present value of future EGPs for our variable annuity products. Because variable fund returns are unpredictable, the underlying premise of this process is that best estimate projections of future EGPs need not be affected by random short-term and insignificant deviations from expectations in variable fund returns. However, long-term or significant deviations from expected variable fund returns require a change to best estimate projections of EGPs and unlocking of DAC, VOBA, DSI, DFEL and changes in future contract benefits. The statistical distribution is designed to identify when the deviations from expected returns have become significant enough to warrant a change of the future variable fund growth rate assumption.

As discussed above, stochastic modeling is used to develop a range of reasonably possible future EGPs. We compare the range of the present value of the future EGPs from the stochastic modeling to that used in our amortization model. A set of intervals around the mean of these scenarios is utilized to calculate two separate statistical ranges of reasonably possible EGPs. These intervals are then compared to the present value of the EGPs used in the amortization model. If the present value of EGPs utilized for amortization were to exceed the reasonable range of statistically calculated EGPs, a revision of the EGPs used to calculate amortization would be considered. If a revision is deemed necessary, future EGPs would be re-projected using the current account values at the end of the period during which the revision occurred along with a long-term variable fund growth rate assumption such that the re-projected EGPs would be our best estimate of EGPs.

Our practice is not necessarily to unlock immediately after exceeding the first of the two statistical ranges, but, rather, if we stay between the first and second statistical range for several quarters, we would likely unlock. Additionally, if we exceed the ranges as a result of a short-term market reaction, we would not necessarily unlock. However, if the second statistical range is exceeded for more than one quarter, it is likely that we would unlock. While this approach reduces adjustments to DAC, VOBA, DSI and DFEL due to short-term fluctuations, significant changes in variable fund returns that extend beyond one or two quarters could result in a significant favorable or unfavorable unlocking. Notwithstanding these intervals, if a severe decline or increase in variable fund values were to occur or should other circumstances suggest that the present value of future EGPs no longer represents our best estimate, we could determine that a revision of the EGPs is necessary.

Our long-term variable fund growth rate assumption, which is used in the determination of DAC, VOBA, DSI and DFEL amortization for the variable component of our variable annuity and VUL products, is an immediate increase of approximately 2% followed by growth going forward of 6.5% to 8.25% depending on the block of business and reflecting differences in contract holder fund allocations between fixed-income and equity-type investments. If we had unlocked our RTM assumption as of December 31, 2022, we would have recorded unfavorable unlocking of approximately $90 million, pre-tax, primarily within our Annuities segment.

Investments

Investments are an integral part of our operations, and we invest in fixed maturity securities that are primarily classified as AFS and carried at fair value with the difference from amortized cost due to factors other than credit loss included in stockholder’s equity as a component of AOCI. The difference between amortized cost and fair value due to credit loss impairment is recognized in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We also invest in equity securities that are carried at fair value with changes in fair value recognized in realized gain (loss).

Investment Valuation

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or NPR, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). We categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined in Note 1.

For the categories and associated fair value of our fixed maturity AFS securities classified within Level 3 of the fair value hierarchy as of December 31, 2022 and 2021, see Notes 1 and 20.

Our investments are valued using the appropriate market inputs based on the investment type, and include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators and industry and economic events are monitored, and further market data is acquired if certain triggers are met. We incorporate the issuer’s credit rating and a risk premium, if warranted, given the issuer’s industry and the security’s time to maturity. We use an internationally recognized pricing service as our primary pricing source, and we do not adjust prices received from third parties or obtain multiple prices when measuring the fair value of our investments. We generally use prices from the pricing service rather than broker quotes because we have documentation from the pricing service on the observable market inputs they use, as compared to the limited information on the pricing inputs from broker quotes. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. It is possible that different valuation techniques and models, other than those described above, could produce materially different estimates of fair value.

When the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity for the asset or liability, we believe that the market is not active. Activities that may indicate a market is not active include fewer recent transactions in the market, price quotations that lack current information and/or vary substantially over time or among market makers, limited public information, uncorrelated indexes with recent fair values of assets and abnormally wide bid-ask spread. As of December 31, 2022, we evaluated the markets that our securities trade in and concluded that none were inactive. We will continue to re-evaluate this conclusion, as needed, based on market conditions.

We use unobservable inputs to measure the fair value of securities trading in less liquid or illiquid markets with limited or no pricing information. We obtain broker quotes for securities such as synthetic convertibles, index-linked certificates of deposit and collateralized debt obligations when sufficient security structure or other market information is not available to produce an evaluation. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. Broker-quoted securities are based solely on receipt of updated quotes from a single market maker or a broker-dealer recognized as a market participant. Our broker-quoted only securities are generally classified as Level 3 of the fair value hierarchy.

In order to validate the pricing information and broker quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. Our primary third-party pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the evaluation inputs for securities covered, including broker quotes, executed trades and credit information, as applicable. If the pricing service determines it does not have sufficient objectively verifiable information about a security’s valuation, it discontinues providing a valuation for the security. The pricing service regularly publishes and updates a summary of inputs used in its valuations by major security type. In addition, we have policies and procedures in place to review the process that is utilized by the third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. In addition, we check prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next. If such anomalies in the pricing are observed, we may use pricing information from another pricing source.

Valuation of Alternative Investments

Recognition of investment income on alternative investments is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners, as our venture capital, real estate and oil and gas portfolios are generally reported to us on a three-month delay, and our hedge funds are reported to us on a one-month delay. In addition, the effect of annual audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the first or second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar year period may not include the complete effect of the change in the underlying net assets for the partnership for that calendar year period. Recorded audit adjustments affect our investment income on alternative investments in the period that the adjustments are recorded.

Measurement of Allowances for Credit Losses and Recognition of Impairments

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related. Realized gains and losses generally originate from asset sales to reposition the portfolio or to respond to product experience. In the process of evaluating whether a security with an unrealized loss reflects declines that are related to credit losses, we consider our ability and intent to sell the security prior to a recovery of value. However, subsequent decisions on securities sales are made within the context of overall risk monitoring, assessing value relative to other comparable securities and overall portfolio maintenance. Although our portfolio managers may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses attributable to factors other than credit loss until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell. These subsequent decisions are consistent with the classification of our investment portfolio as AFS. We expect to continue to manage all non-trading investments within our portfolios in a manner that is consistent with the AFS classification.

We consider economic factors and circumstances within industries and countries where recent impairments have occurred in our assessment of the position of securities we own of similarly situated issuers. While it is possible for realized or unrealized losses on a particular investment to affect other investments, our risk management strategy has been designed to identify correlation risks and other risks inherent in managing an investment portfolio. Once identified, strategies and procedures are developed to effectively monitor and manage these risks. The areas of risk correlation that we pay particular attention to are risks that may be correlated within specific financial and business markets, risks within specific industries and risks associated with related parties. When the detailed analysis by our external asset managers and investment portfolio managers leads us to the conclusion that a security’s decline in fair value is due to credit loss, a credit loss allowance is recorded. In instances where declines are related to factors other than credit loss, the security will continue to be carefully monitored.

There are risks and uncertainties associated with determining whether an investment shows indications of impairment. These include subsequent significant changes in general overall economic conditions, as well as specific business conditions affecting particular issuers, future financial market effects such as interest rate spreads, stability of foreign governments and economies, future rating agency actions and significant accounting, fraud or corporate governance issues that may adversely affect certain investments. In addition, there are often significant estimates and assumptions that we use to estimate the fair values of securities as described in “Investment Valuation” above. We continually monitor developments and update underlying assumptions and financial models based upon new information.

For certain securitized fixed maturity AFS securities with contractual cash flows, including asset-backed securities (“ABS”), we use our best estimate of cash flows for the life of the security to determine whether it is credit impaired. In addition, we review for other indicators of impairment as required by the Investments – Debt and Equity Securities Topic of the FASB Accounting Standards CodificationTM (“ASC”).

Write-downs on real estate and other investments are experienced when the estimated value of the asset is deemed to be less than the carrying value.  Write-downs and allowance for credit losses for commercial mortgage loans are established when the estimated value of the asset is deemed to be less than the carrying value. All commercial mortgage loans that are impaired are individually reviewed to determine an appropriate credit loss allowance. Changing economic conditions affect our valuation of commercial mortgage loans. Increasing vacancies, declining rents and the like are incorporated into the allowance for credit losses analysis that we perform for monitored loans and may contribute to an increase in the allowance for credit losses. In addition, we continue to monitor the entire commercial mortgage loan portfolio to identify both current and projected future risk based on reasonable and supportable forecasts. Areas of emphasis include properties that have deteriorating credits or have experienced debt-service coverage and/or loan-to-value reduction. Where warranted, we have established or increased our allowance for credit losses based upon this analysis.

We have also established an allowance for credit losses on our residential mortgage loan portfolio that includes a specific credit loss allowance for loans that are deemed to be impaired as well as an allowance for credit losses for pools of loans with similar risk characteristics. The allowance for credit losses for the performing population of loans is based on historical performance for similar loans, as well as projected future losses based on modeling, which includes reasonable and supportable forecasts. The historical data utilized in the allowance for credit losses calculation process is adjusted for current economic conditions.

Amortization of DAC, VOBA, DSI and DFEL and changes in other contract holder funds reflect an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization and changes in other contract holder funds within realized losses reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments could create volatility in net realized gains and losses.

Derivatives

Derivatives are primarily used for hedging purposes. We hedge certain portions of our exposure to interest rate risk, default risk, basis risk, equity market risk, credit risk and foreign currency exchange risk by entering into derivative transactions. We also purchase and issue financial instruments that contain embedded derivative instruments. See “Future Contract Benefits” and “Other Contract Holder Funds” below for information on embedded derivatives. Assessing the effectiveness of these hedging programs and evaluating the carrying values of the related derivatives often involve a variety of assumptions and estimates.

We carry our derivative instruments at fair value, which we determine through valuation techniques or models that use market data inputs or independent broker quotations. The fair values fluctuate from period to period due to the volatility of the valuation inputs, including but not limited to swap interest rates, interest and equity volatility and equity index levels, foreign currency forward and spot rates, credit spreads and correlations, some of which are significantly affected by economic conditions. The effect to revenue is reported in realized gain (loss) and such amount along with the associated federal income taxes is excluded from income (loss) from operations of our segments.

For more information on derivatives, see Notes 1 and 5. For more information on market exposures associated with our derivatives, including sensitivities, see “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk.”

Future Contract Benefits

Reserves

Reserves are the amounts that, with the additional premiums to be received and interest thereon compounded annually at certain assumed rates, are calculated to be sufficient to meet the various policy and contract obligations as they mature. Generally, the reserves in excess of account value are reported within future contract benefits on the Consolidated Balance Sheets. Establishing adequate reserves for our obligations to contract holders requires assumptions to be made that are intended to represent an estimation of experience for the period that policy benefits are payable. If actual experience is better than or equal to the assumptions, then reserves should be adequate to provide for future benefits and expenses. If experience is worse than the assumptions, additional reserves may be required. Significant assumptions include mortality rates, morbidity, policy persistency and interest rates. We periodically review our experience and update our policy reserves for new issues and reserve for all claims incurred, as we believe appropriate.

GLB

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivative reserves. We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We report the insurance portion of the reserves in future contract benefits with the embedded derivative reported in either other assets or other liabilities. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models underlying our reserves and embedded derivatives. See “Annual Assumption Review” below for more information. These embedded derivatives are valued based on a stochastic projection of scenarios of the embedded derivative cash flows. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, actuarial lapse, benefit utilization, mortality, risk margin, administrative expenses and a margin for profit. In addition, an NPR component is determined at each valuation date that reflects our risk of not fulfilling the obligations of the underlying liability. The spread for the NPR is added to the discount rates used in determining the fair value from the net cash flows. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop, we will continue to reassess our assumptions. These embedded derivatives are carried at fair value and are all classified as Level 3 of the fair value hierarchy. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value. Changes in the fair value of these embedded derivatives result primarily from changes in market conditions. For more information, see Notes 1 and 20.

These GLB features are reinsured among various reinsurance counterparties on either a modified coinsurance or coinsurance basis. We cede a portion of the GLB features to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”) on a funds withheld basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risk. This dynamic hedging strategy utilizes options and total return swaps on U.S.-based equity indices, and futures on U.S.-based and international equity indices, as well as interest rate futures, interest rate swaps and currency futures. The notional amounts of the underlying hedge instruments are such that the magnitude of the change in the value of the hedge instruments due to changes in equity markets, interest rates and implied volatilities is designed to offset the magnitude of the change in the GLB embedded derivative reserves and benefit reserves assumed by LNBAR caused by changes in equity markets, as well as the change in GLB embedded derivative reserves caused by changes in interest rates and implied volatilities.

As part of the hedging program, equity market, interest rate and market-implied volatility conditions are monitored on a daily basis. The hedge positions are rebalanced based upon changes in these factors as needed. While the hedge positions are actively managed, these positions may not completely offset changes in the fair value of embedded derivative reserves and benefit reserves caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets, interest rates and market-implied volatilities, realized market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments or our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off. The hedging results do not impact LNL due to the funds withheld arrangement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

GDB

The reserves related to the GDB features available in our variable annuity products are based on the application of a “benefit ratio” (the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) to total variable annuity assessments received in the period. The level and direction of the change in reserves will vary over time based on the emergence of the benefit ratio and the level of assessments associated with the variable annuity. These reserves are reported within future contract benefits on the Consolidated Balance Sheets with the change reported in benefits in the Consolidated Statements of Comprehensive Income (Loss). The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of these reserves. See “Annual Assumption Review” below for more information.

These GDB features are reinsured with LNBAR on a funds withheld coinsurance basis.

Within the funds withheld arrangement, a delta hedging strategy is utilized for variable annuity products with a GDB feature, which uses futures and total return swaps on equity market indices to hedge against movements in equity markets. The hedging strategy is designed to hedge LNBAR’s exposure to earnings volatility that results from equity market driven changes in the reserve for GDB contracts. The hedging results do not impact LNL due to the funds withheld arrangement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

UL Products with Secondary Guarantees

We issue UL-type contracts where we provide a secondary guarantee to the contract holder. The policy can remain in force, even if the base policy account value is zero, as long as contractual secondary guarantee requirements have been met. The reserves related to UL products with secondary guarantees are based on the application of a benefit ratio the same as our GDB features, which are discussed above. These secondary guarantees are reported within future contract benefits on the Consolidated Balance Sheets. The level and direction of the change in reserves will vary over time based on the emergence of the benefit ratio and the level of assessments associated with the contracts. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of these reserves. See “Annual Assumption Review” below for more information.

Liability for Unpaid Claims

Future contract benefits include reserves for long-term life and disability claims associated with our Group Protection segment. These reserves are based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. Our long-term disability reserves are discounted using rates ranging from 2.5% to 5.0 % and vary by year of claim incurral. During the third quarter of each year, we conduct our comprehensive review of the assumptions and reserving models used in calculating these reserves. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of these reserves. See “Annual Assumption Review” below for more information.

Other Contract Holder Funds

Other contract holder funds includes account values on UL and VUL insurance and investment-type annuity products where account values are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models underlying our reserves and embedded derivatives. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. See “Annual Assumption Review” below for more information.

Our indexed annuity and IUL contracts permit the holder to elect a fixed interest rate return or a return where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. The value of the variable portion of the contract holder’s account balance varies with the performance of the underlying variable funds chosen by the contract holder. Contract holders may elect to rebalance among the various accounts within the product at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing different participation rates, caps, spreads or specified rates, subject to contractual guarantees. We purchase and sell index options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the contract, both of which are recorded as a component of realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC require that we calculate fair values of index options we may purchase or sell in the future to hedge contract holder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase or sell in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For information on our index benefits hedging results, see our discussion in “Realized Gain (Loss)” below.

Annual Assumption Review

During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used for our EGPs underlying the amortization of DAC, VOBA, DSI and DFEL as well as our reserves and embedded derivatives. For more information on our comprehensive review, see Note 1. Details underlying the effect to net income (loss) from our annual assumption review (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Income (loss) from operations:
Life Insurance	$(1,971)	$(51)	$(426)
Annuities	35	18	(10)
Group Protection	1	16	(3)
Retirement Plan Services	6	-	(3)
Excluded realized gain (loss)	(102)	(11)	21
Net income (loss)	$(2,031)	$(28)	$(421)

The impacts of our annual assumption review were driven primarily by the following:

2022

●For Life Insurance, unfavorable unlocking was driven by updates to policyholder behavior assumptions related to UL products with secondary guarantees in the amount of $1.6 billion, after-tax, as well as updates to mortality, morbidity and reinsurance assumptions and other items.

●For Annuities, favorable unlocking was driven by increases to interest rate assumptions.

●For Group Protection, the favorable impact was driven by updates to life waiver assumptions and increases to interest rate assumptions, partially offset by unfavorable updates to long-term disability incidence and severity assumptions.

●For Retirement Plan Services, favorable unlocking was driven by increases to interest rate assumptions and other items.

●For excluded realized gain (loss), unfavorable unlocking was driven by updates to policyholder behavior assumptions that impacted ceded reserves, partially offset by favorable updates to capital market assumptions.

2021

●For Life Insurance, unfavorable unlocking was driven by updates to policyholder behavior and interest rate assumptions, partially offset by favorable updates to investment allocation assumptions.

●For Annuities, favorable unlocking was driven by updates to expense and policyholder behavior assumptions, partially offset by unfavorable updates to interest rate assumptions.

●For Group Protection, the favorable impact was driven by updates to long-term disability termination rate assumptions, partially offset by unfavorable updates to interest rate assumptions.

●For excluded realized gain (loss), unfavorable unlocking was driven by updates to policyholder behavior assumptions, partially offset by favorable updates to other items.

Long-Term New Money Investment Yield Sensitivity

New money rates have increased but underlying interest rate volatility remains high. As a result, new money rates require careful analysis when forecasting the future direction of changes in rates. If we change our view of future new money rates and lower our current long-term new money investment yield assumption, then, assuming that all other assumptions remain constant, we estimate the impact of lowering this assumption by 50 basis points would be approximately $(225) million to income (loss) from operations due primarily to unlocking our DAC and VOBA assets. This impact would be most pronounced in our Life Insurance segment. The actual impact of a 50 basis point decline in the yield would be based upon a number of factors existing at the time of the assumption update, and, therefore, the actual amount of the loss may differ from our current estimate. In addition, lower investment margins may also impact the recoverability of intangible assets such as goodwill, require the establishment of additional liabilities or trigger loss recognition events on certain policyholder liabilities. For more information on our interest rate risk, see “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk.”

Goodwill and Other Intangible Assets

Goodwill and intangible assets with indefinite lives are not amortized, but are reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Intangibles that do not have indefinite lives are amortized over their estimated useful lives. We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit exceeds the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value. The results of one test on one reporting unit cannot subsidize the results of another reporting unit.

For the purposes of the evaluation of the carrying value of goodwill, our reporting units (Life Insurance, Annuities, Group Protection and Retirement Plan Services) correspond with our reporting segments.

The fair values of our reporting units are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

We apply significant judgment when determining the estimated fair value of our reporting units. Factors that can influence the value of goodwill include the capital markets, competitive landscape, regulatory environment, consumer confidence and any items that can directly or indirectly affect new business future cash flows. Factors that could affect production levels and profitability of new business include mix of new business, pricing changes, customer acceptance of our products and distribution strength. Spread compression and related effects to profitability caused by lower interest rates affect the valuation of in-force business more significantly than the valuation of new business, as new business pricing assumptions reflect the current and anticipated future interest rate environment. Estimates of fair value are inherently uncertain and represent only management’s reasonable expectation regarding future developments.

Examples of unfavorable changes to assumptions or factors that could result in future impairment include, but are not limited to, the following:

●Lower expectations for future sales levels or future sales profitability;

●Higher discount rates on new business assumptions;

●Weakened expectations for the ability to execute future reserve financing transactions for life insurance business over the long-term or expectations for significant increases in the associated costs;

●Legislative, regulatory or tax changes that affect the cost of, or demand for, our subsidiaries’ products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserve requirements or changes to RBC requirements; and

●Valuations of significant mergers or acquisitions of companies or blocks of business that would provide relevant market-based inputs for our impairment assessment that could support less favorable conclusions regarding the estimated fair value of our reporting units.

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit. As of October 1, 2022, we performed our annual quantitative goodwill impairment test for the remaining reporting units, and, as of October 1, 2022, the fair value was in excess of each such other reporting unit’s carrying value.

Refer to Note 9 for goodwill and specifically identifiable intangible assets by segment.

Income Taxes

Management uses certain assumptions and estimates in determining the income taxes payable or refundable for the current year, the deferred income tax liabilities and assets for items recognized differently in its financial statements from amounts shown on its income tax returns and the federal income tax expense. Determining these amounts requires analysis and interpretation of current tax laws and regulations. Management exercises considerable judgment in evaluating the amount and timing of recognition of the resulting income tax liabilities and assets. These judgments and estimates are re-evaluated on a continual basis as regulatory and business factors change. Legislative changes to the Internal Revenue Code of 1986, as amended, modifications or new regulations, administrative rulings, or court decisions could increase or decrease our effective tax rate.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. The Inflation Reduction Act of 2022 also established a 1% excise tax on stock repurchases made by publicly traded corporations. Both provisions are effective for tax years beginning after December 31, 2022. We are currently evaluating the impact of the corporate alternative minimum tax on our business, results of operations and financial condition.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance, if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of existing temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

As of December 31, 2022, we had an approximate $2.2 billion deferred tax asset related to net unrealized losses on fixed maturity AFS securities. In the assessment of the future realizability of this deferred tax asset, management considered tax planning strategy and concluded that unrealized losses were caused by factors other than credit loss, and we have the intent and ability to hold these securities to recovery and collect all of the contractual cash flows. Additionally, as of December 31, 2022, we had a $278 million deferred tax asset related to net operating loss carryforwards that can be used to offset taxable income in future periods and reduce our income taxes payable in those future periods. The net operating loss carryforwards do not expire and can be carried forward indefinitely. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our net operating loss deferred tax asset, will be realized. For additional information on income taxes, see Note 6.

RESULTS OF CONSOLIDATED OPERATIONS

Details underlying the consolidated results (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Net Income (Loss)
Income (loss) from operations:
Life Insurance	$(1,841)	$530	$(12)
Annuities	1,308	1,325	1,125
Group Protection	101	(128)	42
Retirement Plan Services	198	223	157
Other Operations	(376)	(242)	(161)
Excluded realized gain (loss), after-tax	6	397	(586)
Benefit ratio unlocking, after-tax	(47)	15	4
Impairment of intangibles	(634)	-	-
Net impact from the Tax Cuts and Jobs Act	-	-	37
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax	-	(11)	(15)
Net income (loss)	$(1,285)	$2,109	$591

Comparison of 2022 to 2021

Net income decreased due primarily to the following:

●The effect of our annual assumption review.

●Goodwill impairment in our Life Insurance segment.

●Lower investment income on alternative investments and lower prepayment and bond make-whole premiums.

●Lower fee income driven by lower average daily variable account values.

●Lower realized gains.

The decrease in net income was partially offset by the following:

●Lower mortality claims in our Life Insurance and Group Protection segments.

●Lower expenses driven by lower compensation-related expenses, partially offset by higher Spark program and legal expenses.

●Growth in business in force.

Comparison of 2021 to 2020

Net income increased due primarily to the following:

●Realized gains in 2021 as compared to realized losses in 2020.

●Higher investment income on alternative investments, and higher prepayment and bond make-whole premiums.

●The effect of unlocking.

●Growth in average account values, business in force and group earned premiums.

The increase in net income was partially offset by the following:

●Unfavorable experience in our Group Protection segment driven by the COVID-19 pandemic.

●Higher trail commissions, legal expenses, incentive compensation and Spark program expense, partially offset by continued focus on expense management.

●Spread compression due to average new money rates trailing our current portfolio yields, partially offset by actions implemented to reduce interest crediting rates.

For a discussion of the goodwill impairment, see “Introduction – Critical Accounting Policies and Estimates – Goodwill and Other Intangible Assets” above. We provide information about our segments’ and Other Operations’ operating revenue and expense line items and realized gain (loss), key drivers of changes and historical details underlying the line items below. For factors that could cause actual results to differ materially from those set forth, see “Forward-Looking Statements – Cautionary Language” and “Part I – Item 1A. Risk Factors” in the Original Form 10-K. For a discussion of the COVID-19 pandemic, see “Introduction” above.

RESULTS OF LIFE INSURANCE

Details underlying the results for Life Insurance (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Insurance premiums (1)	$908	$783	$711
Fee income	3,302	3,838	3,671
Net investment income	2,464	3,054	2,689
Operating realized gain (loss) (2)	-	(2)	2
Amortization of deferred gain (loss) on
business sold through reinsurance	11	5	4
Other revenues	9	22	9
Total operating revenues	6,694	7,700	7,086
Operating Expenses
Interest credited	1,288	1,436	1,468
Benefits	6,578	3,891	4,200
Commissions and other expenses	1,189	1,723	1,458
Total operating expenses	9,055	7,050	7,126
Income (loss) from operations before taxes	(2,361)	650	(40)
Federal income tax expense (benefit)	(520)	120	(28)
Income (loss) from operations	$(1,841)	$530	$(12)

(1)Includes term insurance premiums, which have a corresponding partial offset in benefits for changes in reserves.

(2)See “Realized Gain (Loss)” below.

Comparison of 2022 to 2021

Income from operations for this segment decreased due primarily to the following:

●Higher benefits due to the effect of unlocking and growth in business in force, partially offset by lower mortality claims.

●Lower fee income due to the effect of unlocking and the impact of the fourth quarter 2021 reinsurance transaction, partially offset by growth in business in force.

●Lower net investment income, net of interest credited, driven by negative performance on alternative investments in 2022 compared to investment income in 2021, and the impact of the fourth quarter 2021 reinsurance transaction.

The decrease in income from operations was partially offset by the following:

●Lower commissions and other expenses due to the effect of unlocking and lower incentive compensation as a result of production performance.

●Higher insurance premiums due to growth in business in force.

Comparison of 2021 to 2020

Income from operations for this segment increased due primarily to the following:

●Higher net investment income, net of interest credited, driven by investment income on alternative investments and prepayment and bond make-whole premiums, partially offset by the impact of the fourth quarter 2021 reinsurance transaction (see “Additional Information” below) and spread compression due to average new money rates trailing our current portfolio yields.

●Lower benefits due to the effect of unlocking, partially offset by growth in business in force; both periods were impacted by elevated mortality claims due to the COVID-19 pandemic.

●Higher fee income due to the effect of unlocking, growth in business in force and higher DFEL amortization as a result of higher actual gross profits, partially offset by the impact of the fourth quarter 2021 reinsurance transaction.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information about unlocking.

Additional Information

We expect an ongoing reduction in income from operations in future quarters of approximately $40 million per quarter as a result of the significantly unfavorable impact of the third quarter 2022 annual assumption review.

For information on our fourth quarter 2021 reinsurance transaction, see Note 8.

Generally, we experience higher mortality in the first quarter of the year due to the seasonality of claims. We expect COVID-19-related mortality to continue to follow U.S. death trends.

Generally, we have higher sales during the second half of the year with the fourth quarter being our strongest.

For information on interest rate spreads and interest rate risk, see “Part I – Item 1A. Risk Factors – Market Conditions – Changes in interest rates and sustained low interest rates may cause interest rate spreads to decrease, impacting our profitability, and make it more challenging to meet certain statutory requirements” and “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K as well as “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk.” For information on the current interest rate environment, see “Introduction – Interest Rate Environment” above.

RESULTS OF ANNUITIES

Details underlying the results for Annuities (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Insurance premiums (1)	$165	$116	$121
Fee income	2,223	2,503	2,203
Net investment income	1,386	1,314	1,192
Operating realized gain (loss) (2)	207	208	214
Amortization of deferred gain on
business sold through reinsurance	25	26	29
Other revenues (3)	366	398	308
Total operating revenues	4,372	4,565	4,067
Operating Expenses
Interest credited	887	810	772
Benefits (1)	265	199	259
Commissions and other expenses	1,688	1,979	1,724
Total operating expenses	2,840	2,988	2,755
Income (loss) from operations before taxes	1,532	1,577	1,312
Federal income tax expense (benefit)	224	252	187
Income (loss) from operations	$1,308	$1,325	$1,125

(1)Insurance premiums include primarily our income annuities that have a corresponding offset in benefits. Benefits include changes in income annuity reserves driven by premiums.

(2)See “Realized Gain (Loss)” below.

(3)Consists primarily of revenues attributable to broker-dealer services, which are subject to market volatility, and the net settlement related to certain reinsurance transactions, which has a corresponding offset in net investment income and interest credited.

Comparison of 2022 to 2021

Income from operations for this segment decreased due primarily to the following:

●Lower fee income driven by lower average daily variable account values.

●Higher benefits, net of changes in income annuity reserves, driven by an increase in the growth in benefit reserves driven primarily by equity market performance, partially offset by the effect of unlocking.

●Lower net investment income, net of interest credited, driven by lower investment income on alternative investments within our surplus portfolio and lower prepayment and bond make-whole premiums, partially offset by higher average fixed account values and impacts to portfolio yields from the current interest rate environment.

The decrease in income from operations was partially offset by amortization expense as a result of lower actual gross profits, trail commissions resulting from lower average daily variable account values and lower incentive compensation as a result of production performance.

Comparison of 2021 to 2020

Income from operations for this segment increased due primarily to the following:

●Higher fee income driven by higher average daily variable account values.

●Higher net investment income, net of interest credited, driven by prepayment and bond make-whole premiums and investment income on alternative investments within our surplus portfolio.

●Lower benefits due to the effect of unlocking.

The increase in income from operations was partially offset by higher commissions and other expenses due to trail commissions resulting from higher average account values, amortization expense as a result of higher actual gross profits and incentive compensation as a result of production performance, partially offset by expense management.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information about unlocking.

Additional Information

New deposits are an important component of net flows and key to our efforts to grow our business. Although deposits do not significantly affect current period income from operations, they can significantly impact future income from operations.

The other component of net flows relates to the retention of new business and account values. An important measure of retention is the reduction in account values caused by full surrenders, deaths and other contract benefits. These outflows as a percentage of average gross account values were 7%, 8% and 7% in 2022, 2021 and 2020, respectively.

Our fixed and indexed variable annuities have discretionary fixed and indexed crediting rates that reset on an annual or periodic basis and may be subject to surrender charges. Our ability to retain these annuities will be subject to current competitive conditions at the time interest rates for these products reset. We expect to manage the effects of spreads on near-term income from operations through portfolio management and, to a lesser extent, crediting rate actions, which assumes no significant changes in net flows or other changes that may cause interest rate spreads to differ from our expectations. For information on interest rate spreads and interest rate risk, see “Part I – Item 1A. Risk Factors – Market Conditions – Changes in interest rates and sustained low interest rates may cause interest rate spreads to decrease, impacting our profitability, and make it more challenging to meet certain statutory requirements” and “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K as well as “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk.” For information on the current interest rate environment, see “Introduction – Interest Rate Environment” above.

RESULTS OF GROUP PROTECTION

Details underlying the results for Group Protection (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Insurance premiums	$4,768	$4,450	$4,280
Net investment income	333	364	329
Other revenues (1)	202	180	183
Total operating revenues	5,303	4,994	4,792
Operating Expenses
Interest credited	5	6	5
Benefits	3,844	3,890	3,500
Commissions and other expenses	1,325	1,260	1,234
Total operating expenses	5,174	5,156	4,739
Income (loss) from operations before taxes	129	(162)	53
Federal income tax expense (benefit)	28	(34)	11
Income (loss) from operations	$101	$(128)	$42

(1)Consists of revenue from third parties for administrative services performed, which has a corresponding partial offset in commissions and other expenses.

Comparison of 2022 to 2021

Income from operations for this segment increased due primarily to the following:

●Higher insurance premiums due to growth in business in force and favorable persistency.

●Lower benefits driven by lower COVID-19-related incidence in our life business and lower incidence in our disability business, partially offset by less favorable reserve adjustments.

The increase in income from operations was partially offset by the following:

●Higher commissions and other expenses driven by investments in claims management to help improve ongoing operations and higher sales volumes.

●Lower net investment income, net of interest credited, driven by lower investment income on alternative investments within our surplus portfolio and lower prepayment and bond make-whole premiums.

Comparison of 2021 to 2020

Income from operations for this segment decreased due primarily to the following:

●Higher benefits driven by higher mortality in our life business and higher morbidity in our disability business as a result of the impacts of the COVID-19 pandemic, and lower utilization in our dental business in 2020, partially offset by favorable reserve adjustments in our disability business.

●Higher commissions and other expenses due to incentive compensation as a result of production performance and investments in our claims organization to address higher claims volume attributable to the COVID-19 pandemic, partially offset by a decrease in amortization as a VOBA intangible asset was fully amortized in 2020.

The decrease in income from operations was partially offset by the following:

●Higher insurance premiums due to growth in the business and favorable persistency.

●Higher net investment income, net of interest credited, driven by investment income on alternative investments within our surplus portfolio and prepayment and bond make-whole premiums.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information on our reserve adjustments.

Additional Information

Our total loss ratio for the years ended December 31, 2022 and 2021, was 80.7% and 87.5%, respectively. The total loss ratio for the year ended December 31, 2022, decreased as compared to the prior year, due primarily to lower COVID-19-related incidence and favorable reserve adjustments in our life business and lower incidence in our disability business, partially offset by unfavorable reserve adjustments in our disability business in 2022 compared to favorable reserve adjustments in 2021. For a discussion of the COVID-19 pandemic, see “Introduction – COVID-19 Pandemic” above.

Generally, we experience higher mortality in the first quarter of the year and higher disability claims in the fourth quarter of the year due to the seasonality of claims. We expect COVID-19-related mortality to continue to follow U.S. death trends.

Management compares trends in actual loss ratios to pricing expectations as group-underwriting risks change over time. We expect normal fluctuations in our total loss ratio, as claims experience is inherently uncertain. For every one percent increase in the total loss ratio, we would expect an annual decrease to income from operations of approximately $37 million to $41 million. The effects are symmetrical for a comparable decrease in the loss ratio and, therefore, move in an equal and opposite direction.

For information on the effects of current interest rates on our long-term disability claim reserves, see “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk – Effect of Interest Rate Sensitivity.” For information on the current interest rate environment, see “Introduction – Interest Rate Environment” above.

RESULTS OF RETIREMENT PLAN SERVICES

Details underlying the results for Retirement Plan Services (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Fee income	$255	$289	$246
Net investment income	966	982	924
Other revenues (1)	37	36	27
Total operating revenues	1,258	1,307	1,197
Operating Expenses
Interest credited	630	617	615
Benefits	3	3	2
Commissions and other expenses	395	418	402
Total operating expenses	1,028	1,038	1,019
Income (loss) from operations before taxes	230	269	178
Federal income tax expense (benefit)	32	46	21
Income (loss) from operations	$198	$223	$157

(1)Consists primarily of mutual fund account program revenues from mid to large employers.

Comparison of 2022 to 2021

Income from operations for this segment decreased due primarily to the following:

●Lower fee income driven by lower average daily account values.

●Lower net investment income, net of interest credited, driven by lower investment income on alternative investments within our surplus portfolio and lower prepayment and bond make-whole premiums, partially offset by higher average fixed account values and impacts to portfolio yields from the current interest rate environment.

The decrease in income from operations was partially offset by lower commissions and other expenses driven by amortization as a result of lower actual gross profits, the effect of unlocking, incentive compensation as a result of production performance and trail commissions resulting from lower average account values.

Comparison of 2021 to 2020

Income from operations for this segment increased due primarily to the following:

●Higher net investment income, net of interest credited, driven by prepayment and bond make-whole premiums and investment income on alternative investments within our surplus portfolio, partially offset by spread compression due to average new money rates trailing our current portfolio yields.

●Higher fee income driven by higher average account values.

The increase in income from operations was partially offset by higher commissions and other expenses driven by trail commissions resulting from higher average account values and incentive compensation as a result of production performance, partially offset by expense management.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information about unlocking.

Additional Information

Net flows in this business fluctuate based on the timing of larger plans being implemented and terminating over the course of the year.

New deposits are an important component of net flows and key to our efforts to grow our business. Although deposits do not significantly affect current period income from operations, they can significantly impact future income from operations. The other component of net flows relates to the retention of the business.  An important measure of retention is the reduction in account values caused by plan sponsor terminations and participant withdrawals. These outflows as a percentage of average account values were 10%, 11% and 13% for 2022, 2021 and 2020, respectively.

Our net flows are negatively affected by the continued net outflows from our oldest blocks of annuities business, which are among our higher margin product lines in this segment, due to the fact that they are mature blocks with low distribution and servicing costs. The proportion of these products to our total account values was 17%, 18% and 19% for 2022, 2021 and 2020, respectively. Due to this overall shift in business mix toward products with lower returns, new deposit production continues to be necessary to maintain earnings at current levels.

Our fixed annuity business includes products with discretionary and index-based crediting rates that are reset on either a quarterly or semi-annual basis. Our ability to retain quarterly or semi-annual reset annuities will be subject to current competitive conditions at the time interest rates for these products reset. We expect to manage the effects of spreads on near-term income from operations through portfolio management and, to a lesser extent, crediting rate actions, which assumes no significant changes in net flows into or out of our fixed accounts or other changes that may cause interest rate spreads to differ from our expectations. For information on interest rate spreads and interest rate risk, see “Part I – Item 1A. Risk Factors – Market Conditions – Changes in interest rates and sustained low interest rates may cause interest rate spreads to decrease, impacting our profitability, capital position and make it more challenging to meet certain statutory requirements” and “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K as well as “Part II – Item 7A. Quantitative and Qualitative Disclosures About Market Risk – Interest Rate Risk.” For information on the current interest rate environment, see “Introduction – Interest Rate Environment” above.

RESULTS OF OTHER OPERATIONS

Details underlying the results for Other Operations (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Operating Revenues
Insurance premiums (1)	$-	$10	$10
Net investment income	124	125	130
Other revenues	9	23	26
Total operating revenues	133	158	166
Operating Expenses
Interest credited	39	42	39
Benefits	72	75	94
Other expenses	179	152	52
Interest and debt expense	137	114	125
Spark program expense	167	87	68
Total operating expenses	594	470	378
Income (loss) from operations before taxes	(461)	(312)	(212)
Federal income tax expense (benefit)	(85)	(70)	(51)
Income (loss) from operations	$(376)	$(242)	$(161)

(1)Includes our disability income business, which has a corresponding offset in benefits for changes in reserves.

Comparison of 2022 to 2021

Loss from operations for Other Operations increased due primarily to the following:

●Higher Spark program expense.

●Higher other expenses related to higher legal expenses, partially offset by the effect of changes in LNC’s stock price on our deferred compensation plans, as LNC’s stock price decreased during 2022, compared to an increase during 2021.

●Higher interest and debt expense driven by an increase in average interest rates.

●Lower other revenues due to the effect of market fluctuations on assets held as part of certain compensation plans, which decreased during 2022 compared to an increase during 2021.

Comparison of 2021 to 2020

Loss from operations for Other Operations increased due primarily to the following:

●Higher other expenses related to a one-time legal expense and the effect of changes in LNC’s stock price on our deferred compensation plans, as LNC’s stock price increased significantly during 2021, compared to a significant decrease during 2020.

●Higher Spark program expense.

●Lower net investment income, net of interest credited, related to lower allocated investments driven by a decrease in excess capital retained by Other Operations.

The increase in loss from operations was partially offset by the following:

●Lower benefits attributable to favorable experience in our run-off institutional pension and disability income businesses and modifying certain assumptions in 2020 on the reserves supporting our institutional pension business.

●Lower interest and debt expense driven by a decline in average interest rates.

REALIZED GAIN (LOSS)

Details underlying realized gain (loss), after-DAC (1) (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Components of Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$206	$207	$216
Total excluded realized gain (loss)	8	504	(742)
Total realized gain (loss), pre-tax	$214	$711	$(526)

Components of Excluded Realized Gain (Loss),
After-Tax
Credit loss benefit (expense) on mortgage loans on
real estate	$(7)	$78	$(85)
Credit loss benefit (expense) on reinsurance-related assets	(99)	1	-
Credit loss benefit (expense) on other financial assets	(12)	(9)	(19)
Realized gain (loss) related to certain financial assets	(67)	486	(30)
Realized gain (loss) on equity securities	11	30	6
Realized gain (loss) on the mark-to-market on
certain instruments (2)	558	134	(112)
Total realized gain (loss) related to financial instruments
and reinsurance-related assets	384	720	(240)
GLB fees ceded to LNBAR and attributed fees,
including benefit ratio unlocking	(412)	(330)	(339)
Indexed annuity forward-starting option	10	21	(2)
Excluded realized gain (loss), including benefit
ratio unlocking	(18)	411	(581)
Less: benefit ratio unlocking on GDB
and GLB riders	(24)	14	5
Total excluded realized gain (loss), after-tax	$6	$397	$(586)

(1)DAC refers to the associated amortization of DAC, VOBA, DSI and DFEL and changes in other contract holder funds and funds withheld reinsurance assets and liabilities.

(2)Includes activity with LNBAR. The modified coinsurance investment portfolio includes fixed maturity securities classified as AFS with changes in fair value recorded in OCI. Since the corresponding and offsetting changes in fair value of the embedded derivatives related to the modified coinsurance investment portfolio are recorded in realized gain (loss), volatility can occur within net income (loss).  See Note 8 for more information.

Comparison of 2022 to 2021

We had realized losses compared to realized gains due primarily to the following:

●Gains related to certain financial assets related primarily to the fourth quarter 2021 reinsurance transaction.

●Losses related to an increase in the credit loss allowance for reinsurance-related assets in 2022 due to updates to policyholder behavior assumptions that impacted ceded reserves.

●Higher losses related to GLB fees ceded to LNBAR and attributed fees driven by increased policyholder guaranteed amounts resulting from market activity.

●Losses related to an increase in the credit loss allowance for mortgage loans on real estate in 2022 compared to a decrease in 2021 due to changes in economic projections.

●Lower gains related to the indexed annuity forward-starting option driven primarily by an increase of option costs and other items, partially offset by the effect of unlocking.

●Lower gains on equity securities due to unfavorable equity market performance in 2022 compared to favorable equity market performance in 2021.

The realized losses were partially offset by gains on the mark-to-market on certain instruments driven by favorable changes in the fair value of embedded derivatives related to certain modified coinsurance arrangements and gains on derivatives.

Comparison of 2021 to 2020

We had realized gains compared to realized losses due primarily to the following:

●Gains related to certain financial assets related primarily to the fourth quarter 2021 reinsurance transaction.

●Gains related to the mark-to-market on certain instruments due to favorable changes in the fair value of embedded derivatives related to certain modified coinsurance arrangements.

●Gains related to a decrease in the credit loss allowance for mortgage loans on real estate in 2021 compared to an increase in 2020 due to changes in economic projections.

●Gains related to our indexed annuity forward-starting option driven by an increase in discount rates, partially offset by the effect of unlocking.

The above components of excluded realized gain (loss) are described including benefit ratio unlocking, after-tax.

See “Critical Accounting Policies and Estimates – Annual Assumption Review” above for information about unlocking.

For information on our fourth quarter 2021 reinsurance transaction, see Note 8.

Operating Realized Gain (Loss)

Operating realized gain (loss) includes indexed annuity and IUL net derivative results representing the net difference between the change in the fair value of the options that we hold and a portion of the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL products. The portion of the change in the fair value of the embedded derivative liabilities reported in operating realized gain (loss) represents the amount that is credited to the indexed annuity and IUL contracts.

Our GWB, GIB and 4LATER® features have elements of both benefit reserves and embedded derivative reserves. We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature. For our GLBs that meet the definition of an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC, we record them at fair value on the Consolidated Balance Sheets with changes in fair value recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). In bifurcating the embedded derivative, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relates to the GLB riders (the “attributed fees”). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract (the “net valuation premium”) plus a margin that a theoretical market participant would include for risk/profit (the “risk/profit margin”).

We also include the risk/profit margin portion of the GLB attributed rider fees in operating realized gain (loss) and include the net valuation premium of the GLB attributed rider fees in excluded realized gain (loss).

Realized Gain (Loss) Related to Financial Instruments and Reinsurance-Related Assets

For information on realized gain (loss) related to financial instruments and reinsurance-related assets, see Note 15.

Gain (loss) on the mark-to-market on certain instruments, including those associated with our consolidated variable interest entities (“VIEs”) represents changes in the fair values of certain derivative investments, reinsurance-related embedded derivatives and trading securities.

See Note 3 for information about our consolidated VIEs.

We also recognize the mark-to-market on certain mortgage loans on real estate for which we have elected the fair value option. See Note 20 for additional information.

GLB Fees Ceded to LNBAR and Attributed Fees

Our GLB fees ceded to LNBAR and attributed fees include the GLB rider fees ceded to LNBAR and the net valuation premium. See “Operating Realized Gain (Loss)” above for more information on the net valuation premium.

Indexed Annuity Forward-Starting Option

The liability for the forward-starting option reflects changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

These fair values represent an estimate of the cost of the options we will purchase or sell in the future, discounted back to the date of the balance sheet, using current market indications of volatility and interest rates, which can vary significantly from period to period due to a number of factors and therefore can provide results that are not indicative of the underlying trends.

REINSURANCE

We and Lincoln Life & Annuity Company of New York (“LLANY”) cede insurance to other companies. The portion of our life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek life and annuity reinsurance coverage to limit our exposure to mortality losses and/or to enhance our capital and risk management. We acquire other reinsurance as applicable with retentions and limits that management believes are appropriate for the circumstances. The consolidated financial statements included in “Item 8. Financial Statements and Supplementary Data” reflect insurance premiums, insurance fees, benefits and DAC amortization net of insurance ceded. We remain liable if our reinsurers are unable to meet contractual obligations under applicable reinsurance agreements. We utilize inter-company and affiliate reinsurance agreements to manage our statutory capital position as well as the hedge program for variable annuity guarantees. For information regarding reserve financing and letter of credit (“LOC”) expenses from inter-company reinsurance agreements, see “Liquidity and Capital Resources – Material Cash Outflows” below.

We focus on obtaining reinsurance from a diverse group of reinsurers. We have established standards and criteria for our use and selection of reinsurers. In order for a new reinsurer to participate in our current program, we generally require the reinsurer to have an AM Best rating of A+ or greater or an S&P rating of AA- or better and a specified RBC percentage (or similar capital ratio measure). If the reinsurer does not have these ratings, we may require them to post collateral as described below; however, we may waive the collateral requirements based on the facts and circumstances. In addition, we may require collateral from a reinsurer to mitigate credit/collectability risk. Typically, in such cases, the reinsurer must either maintain minimum specified ratings and RBC ratios or establish the specified quality and quantity of collateral. Similarly, we have also required collateral in connection with books of business sold pursuant to indemnity reinsurance agreements.

Reinsurers, including affiliated reinsurers, that are not licensed, accredited or authorized in the state of domicile of the reinsured (“ceding company”), i.e., unauthorized reinsurers, are required to post statutorily prescribed forms of collateral for the ceding company to receive reinsurance credit. The three primary forms of collateral are: (i) qualifying assets held in a reserve credit trust; (ii) irrevocable, unconditional, evergreen LOCs issued by a qualified U.S. financial institution; and (iii) assets held by the ceding company in a segregated funds withheld account. Collateral must be maintained in accordance with the rules of the ceding company’s state of domicile and must be readily accessible by the ceding company to cover claims under the reinsurance agreement. Accordingly, we require unauthorized reinsurers to post acceptable forms of collateral to support their reinsurance obligations to us.

As a result of our modified coinsurance agreement with Athene to reinsure fixed annuity products, we reported a $3.8 billion deposit asset within other assets on the Consolidated Balance Sheets as of December 31, 2022. For additional information, see Note 8.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to third-party reinsurers and LNBAR. As of December 31, 2022, 88%, or $21.0 billion, of our total reinsurance recoverable was secured by collateral for our benefit. Of this amount, $18.0 billion was held by reinsurers in reserve credit trusts (such reserve credit trusts are held by non-affiliated reinsurers; therefore, they are not reflected on the Consolidated Balance Sheets), $2.9 billion was held in our funds withheld portfolios and $93 million was secured by LOCs for which we are the beneficiary, an off-balance sheet arrangement. The total in our funds withheld portfolios was $5.0 billion and reported in other liabilities on the Consolidated Balance Sheets as of December 31, 2022. The excess funds withheld represent funds above the reinsurance recoverable from our third-party reinsurers and LNBAR.

We regularly evaluate the financial condition of our reinsurers and monitor concentration risk with our largest reinsurers. We monitor all of our existing reinsurers’ financial strength ratings on a monthly basis. We also monitor our reinsurers’ financial health, trends and commitment to the reinsurance business, statutory surplus, RBC levels, statutory earnings and fluctuations, current claims payment aging and our reinsurers’ own reinsurers. In addition, we present at least annually information regarding our reinsurance exposures to the Finance Committee of our Board of Directors. For more discussion of our counterparty risk with our reinsurers, see “Part I – Item 1A. Risk Factors – Operational Matters – We face risks of non-collectability of reinsurance and increased reinsurance rates, which could materially affect our results of operations” in the Original Form 10-K

Under certain indemnity reinsurance agreements, we and LLANY provide 100% indemnity reinsurance for the business assumed; however, the third-party insurer, or the “cedent,” remains primarily liable on the underlying insurance business. These indemnity reinsurance arrangements require that we, as the reinsurer, maintain certain insurer financial strength ratings and capital ratios. If these ratings or capital ratios are not maintained, depending upon the reinsurance agreement, the cedent may recapture the business, or require us to place assets in trust or provide LOCs at least equal to the relevant statutory reserves. Under our reinsurance arrangement, we held approximately $2.7 billion of statutory reserves as of December 31, 2022. We must maintain an AM Best financial strength rating of at least B++, an S&P financial strength rating of at least BBB- and a Moody’s financial strength rating of at least Baa3. This arrangement may require us to place assets in trust equal to the relevant statutory reserves. Under LLANY’s largest indemnity reinsurance arrangement, we held approximately $1.1 billion of statutory reserves as of December 31, 2022. LLANY must maintain an AM Best financial strength rating of at least B+, an S&P financial strength rating of at least BB+ and a Moody’s financial strength rating of at least Ba1, as well as maintain an RBC ratio of at least 160% or an S&P capital adequacy ratio of 100%, or the cedent may recapture the business. Under two other LLANY arrangements, by which we established $612 million of statutory reserves as of December 31, 2022, LLANY must maintain an AM Best financial strength rating of at least B++, an S&P financial strength rating of at least BBB- and a Moody’s financial strength rating of at least Baa3. One of these arrangements also requires LLANY to maintain an RBC ratio of at least 185% or an S&P capital adequacy ratio of 115%. Each of these arrangements may require LLANY to place assets in trust equal to the relevant statutory reserves. See “Item 1. Business – Financial Strength Ratings” in the Original Form 10-K for a description of our financial strength ratings.

For more information about reinsurance, see Notes 8 and 13 and “Liquidity and Capital Resources – Sources and Uses of Liquidity and Capital – Statutory Capital and Surplus” below.

For factors that could cause actual results to differ materially from those set forth in this section, see “Part I – Item 1A. Risk Factors” in the Original Form 10-K and “Forward-Looking Statements – Cautionary Language” above.

LIQUIDITY AND CAPITAL RESOURCES

Overview

Liquidity refers to our ability to generate adequate amounts of cash from our normal operations to meet cash requirements with a prudent margin of safety. Capital refers to our long-term financial resources to support the operations of our businesses, to fund long-term growth strategies and to support our operations during adverse conditions. Our ability to generate and maintain sufficient liquidity and capital depends on the profitability of our businesses, general economic conditions and access to the capital markets and other sources of liquidity and capital as described below. When considering our liquidity, it is important to distinguish between our needs, the needs of LLANY and the needs of the holding company, LNC. As a holding company with no operations of its own, LNC derives its cash primarily from its operating subsidiaries. Disruptions, uncertainty or volatility in the capital and credit markets may materially affect our business operations and results of operations. These poor market conditions may reduce our or LLANY’s statutory surplus and risk-based capital (“RBC”).

Reductions to our or LLANY’s statutory surplus and RBC may cause us to retain more capital, which may pressure our ability to receive dividends from LLANY or pay dividends to LNC, which may lead us to take steps to preserve or raise additional capital. As a result of the charge taken in connection with the annual assumption review in the third quarter of 2022, we expect an approximate $300 million statutory capital impact in the fourth quarter of 2022 that will reduce our RBC ratio by approximately 12 points. We believe we and LLANY have adequate capital to operate our business as we replenish statutory capital back to our targeted levels.

Sources and Uses of Liquidity and Capital

Our primary sources of liquidity and capital are insurance premiums and fees, investment income, maturities and sales of investments, issuance of debt and contract holder deposits. We also have access to alternative sources of liquidity as discussed below. Our primary uses are to pay policy claims and benefits, to fund commissions and other general operating expenses, to purchase investments, to fund policy surrenders and withdrawals, to pay dividends to LNC and to repay debt. Our operating activities provided (used) cash of $4.3 billion, $209 million (as restated) and $285 million in 2022, 2021 and 2020, respectively. In addition, we received capital contributions from LNC of $925 million, $65 million and $510 million in 2022, 2021 and 2020, respectively. We paid dividends to LNC of $645 million, $1.9 billion and $660 million in 2022, 2021 and 2020, respectively. See Note 19 for additional information. We also received dividends from our subsidiaries of $373 million, $466 million and $427 million in 2022, 2021 and 2020, respectively.

Statutory Capital and Surplus

We must maintain certain regulatory capital levels. We utilize the RBC ratio as a primary measure of our capital adequacy. The RBC ratio is an important factor in the determination of our financial strength ratings, and a reduction in our or LLANY’s surplus will affect our RBC ratios and dividend-paying capacity. For a discussion of RBC ratios, see “Part I – Item 1. Business – Regulatory – Insurance Regulation – Risk-Based Capital” in the Original Form 10-K.

Our regulatory capital levels are affected by statutory accounting rules, which are subject to change by each applicable insurance regulator. Our term products and UL products containing secondary guarantees require reserves calculated pursuant to Actuarial Guideline XXXVIII (“AG38”). We employ strategies to reduce the strain caused by AG38 by reinsuring the business to reinsurance captives. Our captive reinsurance subsidiaries and LNBAR provide a mechanism for financing a portion of the excess reserve amounts in a more efficient manner and free up capital we can use for any number of purposes, including paying dividends to LNC. We use long-dated letters of credit (“LOCs”) and debt financing as well as other financing strategies to finance those reserves. For information on the LOCs, see the credit facilities table in Note 12. Our captive reinsurance subsidiaries and LNBAR have also issued long-term notes to finance a portion of the excess reserves. For information on long-term notes issued by our captive reinsurance subsidiaries, see Note 3. We have also used the proceeds from certain senior notes issued by LNC to execute long-term structured solutions primarily supporting reinsurance of UL products containing secondary guarantees.

Statutory reserves established for variable annuity guaranteed benefit riders are sensitive to changes in the equity markets and interest rates and are affected by the level of account values relative to the level of any guarantees, product design and reinsurance arrangements. As a result, the relationship between reserve changes and equity market performance is non-linear during any given reporting period. We cede a portion of the guaranteed benefit riders to LNBAR through inter-company reinsurance arrangements. The variable annuity hedge program in LNBAR seeks to hedge the exposure to selected risk and income statement volatility caused by changes in the capital markets associated with the variable annuity guarantees. Market conditions greatly influence the ultimate capital required due to its effect on the valuation of reserves and derivative instruments hedging these reserves.

We also use long-dated LOCs or other capital market solutions to reduce the potential strain caused by temporary mismatches between movements in the statutory reserves and derivative instruments for variable annuity guaranteed benefit riders reinsured to LNBAR. For information on the LOCs, see the credit facilities table in Note 12.

Changes in equity markets may also affect our capital position. We may decide to reallocate available capital among us and our insurance and captive reinsurance subsidiaries, which would result in different RBC ratios for us. In addition, changes in the equity markets can affect the value of our variable annuity and VUL separate accounts. When the market value of our separate account assets increases, the statutory surplus within us and LLANY also increases. Contrarily, when the market value of our separate account assets decreases, the statutory surplus within us and LLANY may also decrease, which will affect RBC ratios, and in the case of our separate account assets becoming less than the related product liabilities, we must allocate additional capital to fund the difference.

We continue to analyze the use of our existing captive reinsurance structures, as well as additional third-party reinsurance arrangements, and our hedging strategies relative to managing the effects of equity markets and interest rates on the statutory reserves, statutory capital and the dividend capacity of LNL and LLANY.

Debt

For information about our short-term and long-term debt and our credit facilities, see Note 12.

Alternative Sources of Liquidity

Inter-Company Cash Management Program

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNL, certain of our subsidiaries and certain affiliates, can lend to or borrow from the holding company to meet short-term borrowing needs. The cash management program is essentially a series of demand loans between LNC and participating subsidiaries that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. As of December 31, 2022, we had a net outstanding receivable (payable) of $(437) million from (to) certain subsidiaries and affiliates in the inter-company cash management program. Loans under the cash management program are permitted under applicable insurance laws subject to certain restrictions. LNL, domiciled in Indiana, is subject to a borrowing and lending limit of, currently, 3% of the insurance company’s admitted assets as of its most recent year end. For our New York-domiciled insurance subsidiary, it may borrow from LNC less than 2% of its admitted assets as of its most recent year end but may not lend any amounts to LNC.

Federal Home Loan Bank

LNL is a member of the Federal Home Loan Bank (“FHLB”) of Indianapolis (“FHLBI”). Membership allows LNL access to the FHLBI’s financial services, including the ability to obtain loans and to issue funding agreements as an alternative source of liquidity that are collateralized by qualifying mortgage-related assets, agency securities or U.S. Treasury securities. Borrowings under this facility are subject to the FHLBI’s discretion and require the availability of qualifying assets at LNL. As of December 31, 2022, LNL had an estimated maximum borrowing capacity of $7.0 billion under the FHLBI facility and maximum available borrowing based on qualifying assets of $6.1 billion. As of December 31, 2022, LNL had outstanding borrowings of $3.1 billion under this facility reported within payables for collateral on investments on the Consolidated Balance Sheets. LLANY is a member of the Federal Home Loan Bank of New York (“FHLBNY”) with an estimated maximum borrowing capacity of $750 million. Borrowings under this facility are subject to the FHLBNY’s discretion and require the availability of qualifying assets at LLANY. As of December 31, 2022, LLANY had no outstanding borrowings under this facility. For additional information, see “Payables for Collateral on Investments” in Note 4.

Securities Lending Programs and Repurchase Agreements

LNL and LLANY, by virtue of their general account fixed-income investment holdings, can access liquidity through securities lending programs and repurchase agreements. As of December 31, 2022, we had securities pledged under securities lending agreements with a carrying value of $298 million. In addition, LNL, LLANY and LNBAR had access to $2.25 billion through committed repurchase agreements, of which $25 million was utilized as of December 31, 2022. The cash received in our securities lending programs and repurchase agreements is typically invested in cash and invested cash or fixed maturity AFS securities. For additional information, see “Payables for Collateral on Investments” in Note 4.

Collateral on Derivative Contracts

Our cash flows associated with collateral received from counterparties (when we are in a net collateral payable position) and posted with counterparties (when we are in a net collateral receivable position) change as the market value of the underlying derivative contract changes. The net collateral position depends on changes in interest rates and equity markets related to the amount of the exposures hedged. As of December 31, 2022, we were in a net collateral payable position of $3.0 billion compared to $5.5 billion as of December 31, 2021. In the event of adverse changes in fair value of our derivative instruments, we may need to post collateral with a counterparty. If we do not have sufficient high-quality securities or cash and invested cash to provide as collateral, we have committed liquidity sources through facilities that can provide up to $1.25 billion of additional liquidity to help meet collateral needs. Access to such facilities is contingent upon interest rates having achieved certain threshold levels. In addition to these facilities, we have the FHLB facilities and the repurchase agreements discussed above as well as the five-year revolving credit facility discussed in Note 12 to leverage that would be eligible for collateral posting. For additional information, see “Credit Risk” in Note 5.

Material Cash Outflows

Details underlying our estimated material cash outflows as of December 31, 2022, were as follows:

	Less			More
	Than	1 - 3	3 - 5	Than
	1 Year	Years	Years	5 Years	Total
Future contract benefits and other contract holder
obligations (1)	$22,586	$46,374	$48,054	$401,713	$518,727
Short-term and long-term debt (2)	562	50	-	2,219	2,831
Reserve financing and LOC expenses (3)	45	83	75	111	314
Payables for collateral on investments (4)	3,428	-	-	-	3,428
Investment commitments (5)	638	439	1,091	143	2,311
Operating leases (6)	34	59	38	16	147
Finance leases (6)	82	25	4	-	111
Certain financing arrangements (7)	43	222	366	-	631
Retirement and other plans (8)	10	18	17	35	80
Total	$27,428	$47,270	$49,645	$404,237	$528,580

(1)Estimates are based on financial projections over 40 years and are not discounted for the time value of money. New business issued or acquired, business ceded or sold, changes to or variances from actuarial assumptions and economic conditions will cause these amounts to change over time, possibly materially. See Note 1 for details of what these liabilities include and represent.

(2)Represents principal amounts of debt only. See Note 12 for additional information.

(3)Estimates are based on the level of capacity we expect to utilize during the life of the LOCs and other reserve financing arrangements. See Note 12 for additional information

(4)Excludes collateral payable held for derivative investments. See Note 4 for additional information.

(5)See Note 4 for additional information.

(6)See Note 13 for additional information.

(7)Represents certain financing arrangements that did not meet the requirements to be classified as a sale-leaseback arrangement. See Note 13 for additional information.

(8)Includes anticipated funding for benefit payments for our retirement and postretirement plans through 2032. In addition to these benefit payments, we periodically contribute to the agents’ defined benefit plan and remit funds to LNC to assist in funding the employees’ defined benefit plan. See Note 17 for additional information.

Ratings

Financial Strength Ratings

See “Part I – Item 1. Business – Financial Strength Ratings” in the Original Form 10-K for information on our financial strength ratings.

If our current financial strength ratings were downgraded in the future, terms in our derivative agreements may be triggered, which could negatively affect overall liquidity. For the majority of our derivative counterparties, there is a termination event if our financial strength ratings drop below BBB-/Baa3 (S&P/Moody’s Investors Service. In addition, contractual selling agreements with intermediaries could be negatively affected, which could have an adverse effect on overall sales of annuities, life insurance and investment products.

See “Part I – Item 1A. Risk Factors – Liquidity and Capital Position – A decrease in our capital and surplus may result in a downgrade to our financial strength ratings” and “Part I – Item 1A. Risk Factors – Covenants and Ratings – A downgrade in our insurer financial strength ratings could limit our ability to market products, increase the number or value of policies being surrendered and/or hurt our relationships with creditors” in the Original Form 10-K for more information.

Item 7A. Quantitative and Qualitative Disclosures About Market Risk

We analyze and manage the risks arising from market exposures of financial instruments, as well as other risks, in an integrated asset-liability management process that considers diversification. By aggregating the potential effect of market and other risks on the entire enterprise, we estimate, review and in some cases manage the risk to our earnings and enterprise value. We have exposures to several market risks including interest rate risk, equity market risk, credit risk and, to a lesser extent, foreign currency exchange risk. The exposures of financial instruments to market risks, and the related risk management processes, are most important to our business where most of the investments support accumulation and investment-oriented insurance products. As an important element of our integrated asset-liability management processes, we use derivatives to minimize the effects of changes in interest levels, the shape of the yield curve, currency movements and volatility. In this context, derivatives serve to minimize interest rate risk by mitigating the effect of significant increases in interest rates on our earnings. Additional market exposures exist in our other general account insurance products and in our debt structure and derivatives positions. Our primary sources of market risk are substantial, relatively rapid and sustained increases or decreases in interest rates or a sharp drop in equity market values. These market risks are discussed in detail in the following pages and should be read in conjunction with the consolidated financial statements and the accompanying Notes presented in “Item 8. Financial Statements and Supplementary Data,” as well as “Item 7. Management’s Narrative Analysis of the Results of Operations.”

Interest Rate Risk

Interest rate risk is the risk of financial loss due to adverse changes in the value of assets and liabilities due to movements in interest rates. We are exposed to interest rate risk arising from our fixed maturity securities and interest sensitive liabilities.

With respect to accumulation and investment-oriented products, we seek to earn a stable and profitable spread, or margin, between investment income we earn on our investments and interest credited to account values of our contract holders. If we have adverse experience on investments that cannot be passed on to customers, our spreads are reduced. The combination of a probable range of interest rate changes over the next 12 months, asset-liability management strategies, flexibility in adjusting policy crediting rate levels and protection afforded by policy surrender charges all work together to mitigate this risk. The interest rate scenarios of concern are those in which there is a substantial, relatively prolonged decrease in interest rates that is sustained over a long period or a rapid increase in interest rates.

Significant Interest Rate Exposures

The following provides a general measure of our significant interest rate risk; principal, including amortization of premiums and discounts, notional amounts, and estimated fair values of assets, liabilities and derivatives are shown by year of maturity (dollars in millions) as of December 31, 2022:

								Estimated
	2023	2024	2025	2026	2027	Thereafter	Total	Fair Value
Rate Sensitive Assets
Fixed maturity AFS securities:
Fixed interest rate securities	$3,192	$3,423	$3,535	$4,121	$5,424	$82,120	$101,815	$90,499
Average interest rate	3.7%	3.6%	3.8%	3.5%	3.8%	4.2%	4.1%
Variable interest rate securities	$139	$407	$313	$497	$493	$7,280	$9,129	$8,966
Average interest rate	9.3%	6.4%	8.8%	9.1%	8.9%	5.6%	6.1%
Trading securities:
Fixed interest rate securities	$157	$132	$151	$91	$106	$2,349	$2,986	$2,715
Average interest rate	4.1%	4.4%	4.6%	4.3%	4.9%	4.4%	4.4%
Variable interest rate securities	$-	$29	$-	$5	$-	$762	$796	$731
Average interest rate	0.0%	5.7%	0.0%	4.7%	0.0%	6.5%	6.4%
Mortgage loans on real estate:
Total mortgage loans	$815	$989	$1,060	$1,417	$1,702	$12,326	$18,309	$16,477
Average interest rate	4.7%	4.2%	3.9%	3.7%	4.0%	3.9%	4.0%
Rate Sensitive Liabilities
Investment-type
insurance contracts (1)	$2,113	$2,119	$2,346	$3,142	$3,917	$31,159	$44,796	$40,183
Average interest rate (1)	3.7%	3.7%	3.6%	3.3%	3.7%	3.8%	3.8%
Debt	$-	$50	$-	$-	$-	$2,219	$2,269	$2,166
Average interest rate	0.0%	0.1%	0.0%	0.0%	0.0%	5.8%	5.9%
Rate Sensitive Derivative Financial Instruments
Interest rate, foreign currency swaps and forwards: (4)
Pay variable/receive fixed	$4,486	$2,755	$689	$4,649	$788	$31,146	$44,513	$(2,962)
Average pay rate	4.6%	6.3%	4.5%	4.4%	3.8%	4.0%	4.2%
Average receive rate	0.4%	2.7%	3.3%	1.7%	2.5%	2.3%	2.1%
Pay fixed/receive variable	$5,026	$2,580	$2	$4,345	$325	$21,099	$33,377	$2,143
Average pay rate	0.3%	2.7%	1.2%	1.0%	1.3%	2.3%	1.9%
Average receive rate	3.8%	6.6%	1.2%	3.0%	1.7%	4.3%	4.2%
Interest rate cap corridors:	$13,500	$12,300	$-	$-	$-	$-	$25,800	$2
Average buy strike rate (2)	7.0%	6.0%	0.0%	0.0%	0.0%	0.0%	6.5%
Average sell strike rate (2)	11.0%	10.0%	0.0%	0.0%	0.0%	0.0%	10.5%
Forward swap curve	3.7%	3.5%	0.0%	0.0%	0.0%	0.0%	3.6%
Reverse Treasury locks:
5-year on-the-run Treasury	$110	$75	$-	$-	$-	$-	$185	$(10)
Average strike rate	3.8%	3.2%	0.0%	0.0%	0.0%	0.0%	3.6%
Forward CMT curve (3)	3.8%	3.8%	0.0%	0.0%	0.0%	0.0%	3.8%
10-year on-the-run Treasury	$230	$75	$-	$-	$-	$-	$305	$(43)
Average strike rate	3.1%	2.9%	0.0%	0.0%	0.0%	0.0%	3.0%
Forward CMT curve (3)	3.8%	3.9%	0.0%	0.0%	0.0%	0.0%	3.8%
30-year on-the-run Treasury	$710	$105	$-	$-	$-	$-	$815	$(177)
Average strike rate	2.6%	2.7%	0.0%	0.0%	0.0%	0.0%	2.6%
Forward CMT curve (3)	3.9%	3.9%	0.0%	0.0%	0.0%	0.0%	3.9%
Total return swaps:
Pay variable/receive fixed	$1,106	$-	$-	$-	$-	$-	$1,106	$(3)
Pay fixed/receive variable	5,922	-	-	-	-	-	5,922	41
Interest rate futures:
2-year Treasury notes	$342	$-	$-	$-	$-	$-	$342	$-
5-year Treasury notes	160	-	-	-	-	-	160	-
10-year Treasury notes	54	-	-	-	-	-	54	-
Treasury bonds	79	-	-	-	-	-	79	-

(1)

The information shown is for our fixed maturity securities and mortgage loans on real estate that support these insurance contracts.

(2)The indexes are the 5-year and 10-year constant maturity swap.

(3)The Constant Maturity Treasury (“CMT”) curve is the applicable 5-year, 10-year or 30-year CMT forward curve.

(4)Includes notional of $354 million and fair value of $21 million that support our modified coinsurance agreements. Investment results for these agreements are passed directly to the reinsurers.

The following provides the principal, including amortization of premiums and discounts, notional amounts, and estimated fair values of assets, liabilities and derivatives (in millions) having significant interest rate risks as of December 31, 2021:

	As Restated
	Principal/
	Notional	Estimated
	Amount	Fair Value
Fixed maturity AFS securities	$104,491	$117,476
Trading securities	4,099	4,405
Mortgage loans on real estate	17,975	18,599
Investment-type insurance contracts (1)	52,436	55,215
Debt	2,334	2,675
Interest rate and foreign currency swaps	60,147	723
Interest rate cap corridors	26,800	-
Reverse Treasury locks	1,950	80
Total return swaps	5,407	3
Interest rate futures	728	-
Foreign currency futures	163	-

(1)The information shown is for our fixed maturity securities and mortgage loans on real estate that support these insurance contracts.

Effect of Interest Rate Sensitivity

The following table presents our estimate of the effect on income (loss) from operations by segment (in millions) for the next 12-month period if the level of interest rates were to instantaneously increase or decrease by 1% and remain at those levels immediately after December 31, 2022, relative to interest rates remaining flat:

	1%	1%
	Increase	Decrease
Life Insurance	$7	$(7)
Annuities (1)	(8)	12
Group Protection	4	(4)
Retirement Plan Services	5	(7)
Other Operations	-	(8)
Income (loss) from operations	$8	$(14)

(1)Includes the impact on bond funds in our separate accounts, which move in the opposite direction of interest rates.

For purposes of this estimate, we assumed asset purchases are made at prevailing new money rates and exclude the impact of new business, unlocking, persistency, hedge program performance or customer behavior caused by the interest rate changes.

Interest Rate Risk on Fixed Insurance Businesses – Falling Rates

In periods of declining interest rates, we have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments. Moreover, borrowers may prepay fixed-income securities, commercial mortgages and MBS in our general accounts in order to borrow at lower market rates, which exacerbates this risk. Because we are entitled to reset the interest rates on our fixed-rate annuities only at limited, pre-established intervals, and because many of our contracts have guaranteed minimum interest or crediting rates, our spreads could decrease and potentially become negative.

Prolonged historically low rates are not healthy for our business fundamentals. However, we have recognized this risk and have been proactive in our investment strategies, product designs, crediting rate strategies and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment. For some time now, new products have been sold with low minimum crediting floors, and we apply disciplined asset-liability management standards, such as locking in spreads on these products at the time of issue. See “Part I – Item 1A. Risk Factors – Market Conditions – Changes in interest rates and sustained low interest rates may cause interest rate spreads to decrease, impacting our profitability, and make it more challenging to meet certain statutory requirements” in the Original Form 10-K for additional information on low interest rate risks.

The following provides detail on the percentage differences between the December 31, 2022, interest rates being credited to contract holders based on the fourth quarter of 2022 declared rates and the respective minimum guaranteed policy rate (in millions), broken out by contract holder account values reported within our segments:

	Account Values
			Retirement		%
	Life		Plan		Account
	Insurance (1)	Annuities	Services	Total	Values
Excess of Crediting Rates over Contract Minimums
Discretionary rate setting products: (2)
Occurring within the next twelve months: (3)
No difference	$28,167	$9,184	$17,677	$55,028	52.4%
Up to 0.50%	158	2,664	1,467	4,289	4.1%
0.51% to 1.00%	196	2,964	3,415	6,575	6.2%
1.01% to 1.50%	57	2,027	236	2,320	2.2%
1.51% to 2.00%	3,536	1,422	-	4,958	4.7%
2.01% to 2.50%	13	223	-	236	0.2%
2.51% to 3.00%	113	95	-	208	0.2%
3.01% or greater	59	2,323	-	2,382	2.3%
Occurring after the next twelve months (4)	-	4,234	-	4,234	4.0%
Total discretionary rate setting products	32,299	25,136	22,795	80,230	76.3%
Other contracts (5)	-	22,603	2,342	24,945	23.7%
Total account values	$32,299	$47,739	$25,137	$105,175	100.0%

Percentage of discretionary rate setting product account
values at minimum guaranteed rates	87.2%	36.5%	77.5%	68.6%

(1)Excludes policy loans.

(2)Contracts currently within new money rate bands are grouped according to the corresponding portfolio rate band in which they will fall upon their first anniversary.

(3)The average crediting rates were 25 basis points, 88 basis points and 14 basis point in excess of average minimum guaranteed rates for our Life Insurance, Annuities and Retirement Plan Services segments, respectively.

(4)The average crediting rates were 148 basis points in excess of average minimum guaranteed rates. Of our account values for these products, 71% are scheduled to reset in more than one year but not more than two years; 15% are scheduled to reset in more than two years but not more than three years; and 14% are scheduled to reset in more than three years.

(5)For Annuities, this amount relates primarily to income annuity and short-term dollar cost averaging business. For Retirement Plan Services, this amount relates primarily to indexed-based rate setting products in which the average crediting rates were 8 basis points in excess of average minimum guaranteed rates, and 82% of account values were already at their minimum guaranteed rates.

The maturity structure and call provisions of the related portfolios are structured to afford protection against erosion of investment portfolio yields during periods of declining interest rates. We devote extensive effort to evaluating the risks associated with falling interest rates by simulating asset and liability cash flows for a wide range of interest rate scenarios. We seek to manage these exposures by maintaining a suitable maturity structure and by limiting our exposure to call risk in each respective investment portfolio.

Interest Rate Risk on Fixed Insurance Businesses – Rising Rates

For both universal life insurance and annuities, a rapid rise in interest rates poses risks of deteriorating spreads and high surrenders. The portfolios supporting these products have fixed-rate assets laddered over maturities generally ranging from 1 to 10 years or more. Accordingly, the earned rate on each portfolio lags behind changes in market yields. As rates rise, the lag may be increased by slowing MBS prepayments. The greater and faster the rise in interest rates, the more the earned rate will tend to lag behind market rates. If we set renewal crediting rates to earn the desired spread, the gap between our renewal crediting rates and competitors’ new money rates may be wide enough to cause increased surrenders that could cause us to liquidate a portion of our portfolio to fund these surrenders. If we credit more competitive renewal rates to limit surrenders, our spreads will narrow. We devote extensive effort to evaluating these risks by simulating asset and liability cash flows for a wide range of interest rate scenarios. Such analysis has led to adjustments in the target maturity structure and to hedging the risk of rising rates by entering into interest rate cap corridor agreements. With these instruments in place, the potential adverse effect of a rapid and sustained rise in rates is kept within our risk tolerances. See “Part I – Item 1A. Risk Factors – Market Conditions – Increases in interest rates may negatively affect our profitability, capital position and the value of our investment portfolio and may also result in increased contract withdrawals” in the Original Form 10-K for more information on the risks related to rising interest rates.

Short-Term and Long-Term Debt

We manage the timing of maturities and the mixture of fixed-rate and floating-rate debt as part of the process of integrated management of interest rate risk for the entire enterprise. See Note 12 for additional information on our debt.

Derivatives

See Note 5 for information on our derivatives used to hedge our exposure to changes in interest rates.

Equity Market Risk

Equity market risk is the risk of financial loss due to changes in the value of equity securities or equity indices. Our revenues, assets and liabilities are exposed to equity market risk that we often hedge with derivatives. Due to the use of our RTM process and our hedging strategies, we expect that, in general, short-term fluctuations in the equity markets should not have a significant effect on our quarterly earnings from unlocking of assumptions for DAC, VOBA, DSI and DFEL. However, earnings are affected by equity market movements on account values and the related fees we earn on those assets. Refer to “Critical Accounting Policies and Estimates – DAC, VOBA, DSI and DFEL – Reversion to the Mean” in Management’s Narrative Analysis of the Results of Operations for further discussion of the effects of equity markets on our RTM.

Fee Income

The fees earned from variable life insurance and variable annuities products are exposed to the risk of a decline in equity market values. These fees are generally a fixed percentage of the market value of account values. In a severe equity market decline, fee income could be reduced by not only reduced market valuations but also by customer withdrawals and redemptions. Such withdrawals and redemptions from equity funds and accounts might be partially offset by transfers to our fixed-income accounts and the transfer of funds to us from our competitors’ customers.

Equity Assets

While we invest in equity assets with the expectation of achieving higher returns than would be available in our core fixed-income investments, the returns on and values of these equity investments are subject to somewhat greater market risk than our fixed-income investments. These investments, however, add diversification benefits to our fixed-income investments.

Derivatives Hedging Equity Market Risk

We enter into derivative transactions to hedge our exposure to equity market risk. Such derivatives include over-the-counter equity options, total return swaps, variance swaps, and equity futures. See Note 5 for additional information on our derivatives used to hedge our exposure to equity market fluctuations.

The following provides the sensitivity of price changes (in millions) to our equity assets owned and derivatives hedging equity market risk:

					As Restated

	As of December 31, 2022				As of December 31, 2021
	Carrying/		10% Fair	10% Fair	Carrying/
	Notional	Estimated	Value	Value	Notional	Estimated
	Value	Fair Value	Increase (1)	Decrease (1)	Value	Fair Value
Equity Assets
Domestic equities	$282	$282	$28	$(28)	$307	$307
Foreign equities	145	145	15	(15)	64	64
Total equity securities	427	427	43	(43)	371	371
Hedge funds	265	265	27	(27)	265	265
Private equities	2,721	2,721	272	(272)	2,599	2,599
Other equity interests	3	3	-	-	12	14
Total equity assets	$3,416	$3,416	$342	$(342)	$3,247	$3,249
Derivatives Hedging Equity
Market Risk
Call options (2)	$34,140	$5,441	$1,355	$(1,390)	$34,140	$5,441
Equity futures	1,453	-	(87)	87	1,453	-
Put options	17,971	(931)	71	(110)	17,971	(931)
Total return swaps	24,668	(157)	(839)	774	24,668	(157)
Total derivatives hedging
equity market risk	$78,232	$4,353	$500	$(639)	$78,232	$4,353

(1)Assumes a plus or minus 10% change in underlying indexes. Estimated fair value does not reflect daily settlement of futures or monthly settlement of total return swaps.

(2)Includes notional of $2.2 billion and fair value of $88 million that support our modified coinsurance agreements. Investment results for these agreements are passed directly to the reinsurers.

Liabilities

We have exposure to changes in LNC’s stock price through both LNC’s deferred and stock-based incentive compensation plans. For additional information on the deferred and stock-based incentive compensations plans, see Notes 17 and 18, respectively.

Effect of Equity Market Sensitivity

If the level of the equity markets were to have instantaneously increased or decreased by 1% immediately after December 31, 2022, we estimate the effect on income (loss) from operations for the next 12-month period from the change in asset-based fees and related expenses would be approximately $10 million. For purposes of this estimate, we excluded any effect related to net flows, unlocking, persistency, hedge program performance, policyholder behavior or reduction in account values attributable to contract holder assessments.

The effect of quarterly equity market changes upon fee income and asset-based expenses is generally not fully recognized in the first quarter of the change because fee income is earned and related expenses are incurred based upon daily variable account values. The difference between the current period average daily variable account values compared to the end-of-period variable account values affects fee income in subsequent periods. Additionally, the effect on earnings may not necessarily be symmetrical with comparable increases or decreases in the equity markets. This discussion concerning the estimated effects of ongoing equity market volatility on the fees we earn from account values is intended to be illustrative and is concentrated primarily in our Annuities and Retirement Plan Services segments. Actual effects may vary depending on a variety of factors, many of which are outside of our control, such as changing customer behaviors that might result in changes in the mix of our business between variable and fixed annuity contracts, switching among investment alternatives available within variable products, changes in sales production levels or changes in policy persistency. For purposes of this guidance, the change in account values is assumed to correlate with the change in the relevant index.

Credit Risk

Credit risk is the risk to earnings and capital that arises from uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with contractually agreed upon terms. We are exposed to credit risk primarily by our investments in corporate bonds and mortgage loans on real estate and through our use of derivatives.

Investments

The majority of our credit risk is concentrated in investment holdings. Our portfolio of investments was $131.1 billion and $151.4 billion as of December 31, 2022 and 2021, respectively. Of this total, $81.3 billion and $100.1 billion consisted of corporate bonds and $18.2 billion and $17.9 billion consisted of mortgage loans on real estate as of December 31, 2022 and 2021, respectively. We manage the risk of adverse default experience on these investments by applying disciplined credit evaluation and underwriting standards, prudently limiting allocations to lower-quality, higher-yielding investments and diversifying exposures by issuer, industry, region and property type. For each counterparty or borrowing entity and its affiliates, our exposures from all transactions are aggregated and managed in relation to formal limits set by rating quality. Additional diversification limits, such as limits per industry, are also applied. We remain exposed to occasional adverse cyclical economic downturns during which default rates may be significantly higher than the long-term historical average used in pricing.

Derivatives

We are exposed to counterparty credit risk through our various derivative contracts. We depend on the ability of derivative product dealers and their guarantors to honor their obligations to pay the contract amounts under various derivatives agreements. In order to minimize the risk of default losses, we diversify our exposures among several dealers and limit the amount of exposure to each in accordance with the credit rating of each dealer or its guarantor. We generally limit our selection of counterparties that are obligated under these derivative contracts to those with an “A” credit rating or above. See Note 5 for additional information on managing the credit risk of our counterparties.

We are also exposed to credit risk through the use of certain derivatives. We buy credit default swaps (“CDS”) to minimize our exposure to credit-related events with respect to a single entity or referenced index. We also sell CDSs to offer credit protection to our contract holders and investors with respect to a single entity or referenced index. See Note 5 for additional information on our use of credit derivatives.

Foreign Currency Exchange Risk

Foreign Currency Denominated Investments

Foreign currency exchange risk is the risk of financial loss due to changes in the relative value between currencies. We have foreign currency exchange risk in our non-U.S. dollar denominated investments, which primarily consist of fixed maturity securities. The currency risk is hedged using foreign currency derivatives of the same currency as the foreign denominated security.

We invest in fixed maturity securities denominated in foreign currencies for incremental return and risk diversification relative to U.S. dollar-denominated securities. We use foreign currency swaps to hedge the foreign exchange risk related to our investment in fixed maturity securities denominated in foreign currencies. As of December 31, 2022 and 2021, our unhedged positions consisted of zero and $4 million, respectively, of principal in U.S. dollar equivalents of Canadian-denominated investments with maturity dates up to 2025 and an average interest rate of 2%. As of the same dates, our modified coinsurance portfolios were partially hedged and consisted of $164 million and $181 million, respectively, of principal in U.S. dollar equivalents of foreign denominated investments with maturity dates up to 2063 and an average interest rate of 4%. Investment results for our modified coinsurance agreements are passed directly to the reinsurers. See “Interest Rate Risk – Significant Interest Rate Exposures” above for our notional amounts in U.S. dollar equivalents (in millions) by year of maturity for our foreign currency swaps.

See Note 5 for additional information on our foreign currency swaps used to hedge our exposure to foreign currency exchange risk.

Item 8. Financial Statements and Supplementary Data

Consolidated Financial Statements

Management’s Report on Internal Control Over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting for The Lincoln National Life Insurance Company to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with United States of America generally accepted accounting principles. Internal control over financial reporting includes those policies and procedures that: (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with United States of America generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the consolidated financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of internal control over financial reporting effectiveness to future periods are subject to risks. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures.

Management assessed our internal control over financial reporting as of December 31, 2022, the end of our fiscal year. Management based its assessment on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework). Management’s assessment included evaluation of such elements as the design and operating effectiveness of key financial reporting controls, process documentation, accounting policies, and our overall control environment.

Based on the assessment, management has concluded that our internal control over financial reporting was ineffective as of the end of the fiscal year due to the identification of the material weakness discussed below. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. Based on this definition, management has concluded that the material weakness noted below existed in the Company’s internal control over financial reporting.

Existence of Material Weakness as of December 31, 2022

Based on our management assessment described above, the Company’s control over the review of significant reinsurance transactions did not operate effectively. Specifically, management’s review control did not detect an error in the accounting related to the recognition of realized gains on investments transferred in conjunction with a 2021 reinsurance transaction. The realized gains were included in the deferred gain on reinsurance rather than recognized as realized gains in the Consolidated Statements of Comprehensive Income (Loss). As a result, realized gains on investments was understated and the deferred gain on reinsurance was overstated by $498 million, net of tax. The Company restated its consolidated financial statements as of and for the years ended December 31, 2022 and 2021 to reflect the correction of this error in this Form 10-K/A.

Remediation Plan

Since identifying the material weakness related to management’s review controls over significant reinsurance transactions, management has taken the following steps towards remediating the material weakness:

●The formation of a technical review committee comprising cross-functional accounting, business, legal, and risk personnel that is in place and operating with a dedicated charter in overseeing the technical accounting and reporting implications of complex significant transactions;

●The establishment of protocols that are in place and operating, enabling the involvement of external subject matter experts providing support and insights to management from third party firms;

●Formalization of the documentation and review of key considerations and critical decision matters resulting from significant reinsurance transactions by the aforementioned technical review committee; and

●Communication across the organization to reinforce the steps taken to strengthen the control environment related to significant reinsurance transactions.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, Ernst & Young LLP, regarding the effectiveness of our internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only a management report in this Annual Report.

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2022 and 2021, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and financial statement schedules listed in the Index at Item 15(a) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Restatement of 2022 and 2021 Financial Statements

As discussed in Note 1 to the consolidated financial statements, the 2022 and 2021 consolidated financial statements have been restated to correct certain misstatements.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Deferred Acquisition Costs Asset and Future Contract Benefits Liability
Description of the Matter

At December 31, 2022, deferred acquisition costs totaled $12.8 billion and future contract benefits liabilities totaled $41.6 billion, a portion of which related to universal life-type contracts with secondary guarantees and variable annuity contracts with guaranteed benefit riders.

The carrying amount of the deferred acquisition costs related to these products is the total of costs deferred less amortization, which is calculated in relation to the present value of estimated gross profits of the underlying contracts. As described in Notes 1 (see section on DAC, VOBA, DSI and DFEL) and 7 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions, such as expected future frequency and level of mortality claims, investment margins, retention and rider utilization. Management’s assumptions are adjusted, also known as unlocked, for emerging experience and expected changes in trends. The unlocking results in deferred acquisition cost amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 1 to the consolidated financial statements (see section on Future Contract Benefits), there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which are consistent with the assumptions used to amortize the related deferred acquisition cost asset as noted above and which include expected future frequency and level of mortality claims, investment margins, retention and rider utilization.

Auditing the valuation of deferred acquisition costs and future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of both the amortization of deferred acquisition costs and the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the deferred acquisition costs and future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the estimated gross profits related to deferred acquisition costs and the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of estimated gross profits related to deferred policy acquisition costs and the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Variable Annuity Guaranteed Living Benefit Riders Embedded Derivatives
Description of the Matter

The Company’s variable annuity guaranteed living benefit riders include an embedded derivative, represented by an asset totaling $1.7 billion as of December 31, 2022, related to the non-life contingent feature of the product which is accounted for at fair value, with changes in fair value recognized in income. As described in Notes 1 (see section on Future Contract Benefits), 5 and 20 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the embedded derivative because of the sensitivity of certain assumptions underlying the estimate, including stock market performance, policy lapse experience and rider utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the embedded derivative.

Auditing the valuation of the embedded derivative related to variable annuity guaranteed living benefit riders was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the value of the embedded derivative.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the embedded derivative estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the embedded derivative. This included testing controls related to management’s evaluation of current and future market conditions and the need to update policy lapse and rider utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the embedded derivative for a sample of contracts which we compared to the fair value model used by management.

Goodwill Impairment Charge
Description of the Matter

For the year ended December 31, 2022, the Company recorded a goodwill impairment charge of $634 million. As discussed in Notes 1 (see section on Goodwill) and 9 of the consolidated financial statements, goodwill is tested for impairment at least annually at the reporting unit level. As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on the Company’s discount rate assumption, the Company accelerated the quantitative goodwill impairment test for the Life Insurance reporting unit as the Company concluded that there were indicators of impairment. Based on this quantitative test, the Company incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit. Determining the fair value of the Life Insurance reporting unit as part of the goodwill impairment analysis is sensitive to significant assumptions such as the discount rate, and other relevant assumptions impacting projected financial information, including policyholder behavior assumptions, and those impacted by market or economic conditions.

Auditing the fair value of the Company’s Life Insurance reporting unit was complex and required the involvement of our valuation and actuarial specialists due to the high degree of judgment used by management.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s goodwill impairment review process. This included, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in the estimation process, including management’s determination of the applicable discount rate, and the profitability of in-force business including policyholder behavior assumptions for the Life Insurance reporting unit.

We involved actuarial and valuation specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to current industry and economic trends and recent market transactions. We reviewed the historical accuracy of management’s estimate and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the Life Insurance reporting unit that would result from changes in the assumptions.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 7, 2023, except for Note 1,

as to which the date is March 30, 2023

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As Restated
	As of December 31,
	2022	2021
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $110,944; 2021 - $104,491; allowance for credit losses: 2022 - $21; 2021 - $19)	$99,465	$117,476
Trading securities	3,446	4,405
Equity securities	427	371
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $487; 2021 - $739)	18,211	17,893
Policy loans	2,345	2,349
Derivative investments	3,519	5,697
Other investments	3,577	3,445
Total investments	130,990	151,636
Cash and invested cash	2,499	2,331
Deferred acquisition costs and value of business acquired	13,615	5,986
Accrued investment income	1,234	1,157
Reinsurance recoverables, net of allowance for credit losses	23,910	22,755
Goodwill	1,144	1,778
Other assets	21,338	23,292
Separate account assets	143,536	182,583
Total assets	$338,266	$391,518

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$41,598	$40,416
Other contract holder funds	120,360	111,183
Short-term debt	562	1,084
Long-term debt	2,269	2,334
Payables for collateral on investments	6,638	8,936
Other liabilities	15,037	22,122
Separate account liabilities	143,536	182,583
Total liabilities	330,000	368,658

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,903	11,950
Retained earnings	2,436	4,366
Accumulated other comprehensive income (loss)	(7,073)	6,544
Total stockholder’s equity	8,266	22,860
Total liabilities and stockholder’s equity	$338,266	$391,518

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Revenues
Insurance premiums	$5,841	$5,359	$5,122
Fee income	5,783	6,630	6,120
Net investment income	5,274	5,839	5,264
Realized gain (loss)	214	711	(526)
Amortization of deferred gain (loss) on business sold through reinsurance	37	32	33
Other revenues	621	657	553
Total revenues	17,770	19,228	16,566
Expenses
Interest credited	2,849	2,911	2,899
Benefits	10,801	8,039	8,050
Commissions and other expenses	4,799	5,548	4,889
Interest and debt expense	137	114	125
Spark program expense	167	87	68
Impairment of intangibles	634	-	-
Total expenses	19,387	16,699	16,031
Income (loss) before taxes	(1,617)	2,529	535
Federal income tax expense (benefit)	(332)	420	(56)
Net income (loss)	(1,285)	2,109	591
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(13,613)	(2,480)	3,177
Funded status of employee benefit plans	(4)	3	8
Total other comprehensive income (loss), net of tax	(13,617)	(2,477)	3,185
Comprehensive income (loss)	$(14,902)	$(368)	$3,776

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020

Common Stock
Balance as of beginning-of-year	$11,950	$11,853	$11,312
Capital contribution from Lincoln National Corporation	925	65	510
Stock compensation/issued for benefit plans	28	32	31
Balance as of end-of-year	12,903	11,950	11,853

Retained Earnings
Balance as of beginning-of-year	4,366	4,167	4,437
Cumulative effect from adoption of new accounting standards	-	-	(201)
Net income (loss)	(1,285)	2,109	591
Dividends paid to Lincoln National Corporation	(645)	(1,910)	(660)
Balance as of end-of-year	2,436	4,366	4,167

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	6,544	9,021	5,836
Other comprehensive income (loss), net of tax	(13,617)	(2,477)	3,185
Balance as of end-of-year	(7,073)	6,544	9,021
Total stockholder’s equity as of end-of-year	$8,266	$22,860	$25,041

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Cash Flows from Operating Activities
Net income (loss)	$(1,285)	$2,109	$591
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	(214)	(711)	526
Sales and maturities (purchases) of trading securities, net	301	(87)	253
Amortization of deferred gain (loss) on business sold through reinsurance	(37)	(32)	(33)
Impairment of intangibles	634	-	-
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	45	289	68
Premiums and fees receivable	(53)	(95)	(20)
Accrued investment income	(41)	8	(88)
Insurance liabilities and reinsurance-related balances	1,055	(584)	392
Accrued expenses	(98)	370	(21)
Federal income tax accruals	(271)	391	(134)
Cash management agreement	3,730	(1,286)	(1,341)
Other	527	(163)	92
Net cash provided by (used in) operating activities	4,293	209	285
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,768)	(16,856)	(16,149)
Sales of available-for-sale securities and equity securities	2,347	2,341	1,214
Maturities of available-for-sale securities	5,487	9,417	5,180
Purchases of alternative investments	(631)	(754)	(395)
Sales and repayments of alternative investments	441	377	171
Issuance of mortgage loans on real estate	(2,507)	(3,057)	(1,790)
Repayment and maturities of mortgage loans on real estate	2,247	1,873	1,133
Repayment (issuance) of policy loans, net	4	61	49
Net change in collateral on investments, derivatives and related settlements	(4,653)	3,095	1,775
Other	(40)	(253)	(149)
Net cash provided by (used in) investing activities	(12,073)	(3,756)	(8,961)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	925	65	510
Payment of long-term debt, including current maturities	(40)	(60)	(30)
Issuance of long-term debt, net of issuance costs	-	-	30
Issuance (payment) of short-term debt	(522)	587	(112)
Payment related to sale-leaseback transactions	(70)	(59)	(47)
Proceeds from certain financing arrangements	186	159	109
Deposits of fixed account values, including the fixed portion of variable	15,212	12,626	14,009
Withdrawals of fixed account values, including the fixed portion of variable	(6,880)	(6,522)	(6,069)
Transfers from (to) separate accounts, net	(195)	(397)	528
Common stock issued for benefit plans	(21)	(13)	(9)
Dividends paid to Lincoln National Corporation	(645)	(1,910)	(660)
Other	(2)	(60)	-
Net cash provided by (used in) financing activities	7,948	4,416	8,259

Net increase (decrease) in cash, invested cash and restricted cash	168	869	(417)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	1,462	1,879
Cash, invested cash and restricted cash as of end-of-year	$2,499	$2,331	$1,462

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL’s principal businesses consist of underwriting life insurance, annuities and deposit-type contracts through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Restatement of Previously Issued Consolidated Financial Statements

We have restated herein our audited consolidated financial statements for the years ended December 31, 2022, and December 31, 2021. We have also restated interim financial statement periods for the quarters of 2022 and 2021 and restated impacted amounts within the accompanying notes to the consolidated financial statements.

Restatement Background

Previously, we had entered into a block reinsurance agreement with Resolution Life to reinsure approximately $9.4 billion of in-force executive benefit and universal life reserves. A portion of the transaction was structured as coinsurance, and we paid as consideration investments with a book value of approximately $4.6 billion and a fair value of approximately $5.2 billion as of October 1, 2021, triggering a realized gain of $635 million. This contributed to a total deferred gain of $797 million. At the time of the transaction, we concluded that the $635 million realized gain would be deferred and amortized into income over the benefit period of the reinsurance treaty. The Company’s management has concluded that a gain or loss amount pertaining to the transfer of investments to the assuming company in a coinsurance transaction should be recorded as a realized gain or loss at the time of the transfer.

As a result, it was determined that the $635 million deferred gain pertaining to the sale of investments should have been recognized immediately in the fourth quarter of 2021 when the investments were transferred to Resolution Life. This misstatement is described in more detail in “Description of Misstatements – Misstatement Associated with the Coinsurance Reinsurance Transaction” below. As part of the restatement, we also recorded adjustments to correct for previously identified other immaterial misstatements in the impacted periods that are described in more detail in “Description of Misstatements – Other Immaterial Misstatements” below. Accordingly, we have restated herein the consolidated financial statements for the years ended December 31, 2022 and December 31, 2021, in accordance with Accounting Standards Codification (“ASC”) Topic 250, Accounting Changes and Error Corrections.

The unaudited restated interim financial information for the quarterly periods in 2022 and 2021 is included in Note 24. The categories of misstatements and their impact on the previously issued consolidated financial statements are described in more detail below.

Description of Misstatements

Misstatement Associated with the Coinsurance Reinsurance Transaction

We recorded adjustments to recognize the realized gain related to the transaction through net income in 2021 instead of deferring and amortizing this gain into net income. These adjustments, which are discussed below, are reflected in the restatement tables below and in Note 24.

For the year ended December 31, 2021, the correction of the misstatement resulted in a $635 million increase to realized gain (loss), an $8 million decrease to amortization of deferred gain on business sold through reinsurance, a $4 million increase to commissions and other expenses related to state income taxes associated with the realized gain and a $131 million increase to federal income tax expense on our Consolidated Statements of Comprehensive Income (Loss). Additionally, the correction of the misstatement resulted in a $492 million decrease to other liabilities and a $492 million increase to retained earnings on our Consolidated Balance Sheets as of December 31, 2021.

For the year ended December 31, 2022, the correction of the misstatement resulted in a $32 million decrease to amortization of deferred gain on business sold through reinsurance on our Consolidated Statements of Comprehensive Income (Loss). Additionally, the

correction of the misstatement resulted in a $467 million increase to retained earnings on our Consolidated Balance Sheets as of December 31, 2022.

Other Immaterial Misstatements

As part of the restatement, we made corrections to previously identified errors that the Company determined to be immaterial, both individually and in the aggregate (the “Other Adjustments”) for the years ended December 31, 2022, and December 31, 2021.

The Other Adjustments resulted in an increase of $16 million to income (loss) before taxes and a decrease of $16 million to income (loss) before taxes for the years ended December 31, 2022, and December 31, 2021, respectively.

The Other Adjustments included adjustments and reclassifications on our Consolidated Balance Sheets as of December 31, 2022, and December 31, 2021, that had no impact on stockholder’s equity. We reclassified derivative investments that resulted in a decrease to derivative investments of $142 million, a decrease to other assets of $70 million and a decrease to other liabilities of $212 million as of December 31, 2022. We reclassified derivative investments that resulted in a decrease to other assets of $760 million, an increase to derivative investments of $260 million and a decrease to other liabilities of $500 million as of December 31, 2021.

The combined impacts of the correction of the misstatement associated with the coinsurance reinsurance transaction and the Other Adjustments are reflected in the “restatement impacts” column of the restatement tables below and in Note 24.

Description of Restatement Tables

The following tables present the amounts previously reported and a reconciliation to the restated amounts reported on the restated Consolidated Balance Sheets as of December 31, 2022, and December 31, 2021, and the restated Consolidated Statements of Comprehensive Income (Loss), the restated Consolidated Statements of Stockholder’s Equity and the restated Consolidated Statements of Cash Flows for the years ended December 31, 2022, and December 31, 2021. The amounts as previously reported for the years ended December 31, 2022, and December 31, 2021, were derived from our Annual Report on Form 10-K for the year ended December 31, 2022, originally filed on March 7, 2023.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $104,491; allowance for credit losses: 2021 - $19)	$117,511	$(35)	$117,476
Trading securities	4,427	(22)	4,405
Equity securities	314	57	371
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $739)	17,893	-	17,893
Policy loans	2,349	-	2,349
Derivative investments	5,437	260	5,697
Other investments	3,449	(4)	3,445
Total investments	151,380	256	151,636
Cash and invested cash	2,331	-	2,331
Deferred acquisition costs and value of business acquired	5,985	1	5,986
Accrued investment income	1,157	-	1,157
Reinsurance recoverables, net of allowance for credit losses	22,755	-	22,755
Goodwill	1,778	-	1,778
Other assets	24,046	(754)	23,292
Separate account assets	182,583	-	182,583
Total assets	$392,015	$(497)	$391,518

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,416	$-	$40,416
Other contract holder funds	111,174	9	111,183
Short-term debt	1,084	-	1,084
Long-term debt	2,334	-	2,334
Payables for collateral on investments	8,936	-	8,936
Other liabilities	23,108	(986)	22,122
Separate account liabilities	182,583	-	182,583
Total liabilities	369,635	(977)	368,658

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,950	-	11,950
Retained earnings	3,886	480	4,366
Accumulated other comprehensive income (loss)	6,544	-	6,544
Total stockholder’s equity	22,380	480	22,860
Total liabilities and stockholder’s equity	$392,015	$(497)	$391,518

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $110,944; allowance for credit losses: 2022 - $21)	$99,465	$-	$99,465
Trading securities	3,446	-	3,446
Equity securities	427	-	427
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $487)	18,211	-	18,211
Policy loans	2,345	-	2,345
Derivative investments	3,662	(143)	3,519
Other investments	3,577	-	3,577
Total investments	131,133	(143)	130,990
Cash and invested cash	2,499	-	2,499
Deferred acquisition costs and value of business acquired	13,615	-	13,615
Accrued investment income	1,234	-	1,234
Reinsurance recoverables, net of allowance for credit losses	23,910	-	23,910
Goodwill	1,144	-	1,144
Other assets	21,523	(185)	21,338
Separate account assets	143,536	-	143,536
Total assets	$338,594	$(328)	$338,266

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$41,598	$-	$41,598
Other contract holder funds	120,360	-	120,360
Short-term debt	562	-	562
Long-term debt	2,269	-	2,269
Payables for collateral on investments	6,638	-	6,638
Other liabilities	15,833	(796)	15,037
Separate account liabilities	143,536	-	143,536
Total liabilities	330,796	(796)	330,000

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,903	-	12,903
Retained earnings	1,968	468	2,436
Accumulated other comprehensive income (loss)	(7,073)	-	(7,073)
Total stockholder’s equity	7,798	468	8,266
Total liabilities and stockholder’s equity	$338,594	$(328)	$338,266

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Year Ended
	December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$5,359	$-	$5,359
Fee income	6,612	18	6,630
Net investment income	5,844	(5)	5,839
Realized gain (loss)	89	622	711
Amortization of deferred gain on business sold through reinsurance	40	(8)	32
Other revenues	657	-	657
Total revenues	18,601	627	19,228
Expenses
Interest credited	2,893	18	2,911
Benefits	8,039	-	8,039
Commissions and other expenses	5,546	2	5,548
Interest and debt expense	114	-	114
Spark program expense	87	-	87
Total expenses	16,679	20	16,699
Income (loss) before taxes	1,922	607	2,529
Federal income tax expense (benefit)	293	127	420
Net income (loss)	1,629	480	2,109
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(2,480)	-	(2,480)
Funded status of employee benefit plans	3	-	3
Total other comprehensive income (loss), net of tax	(2,477)	-	(2,477)
Comprehensive income (loss)	$(848)	$480	$(368)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Year Ended
	December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$5,841	$-	$5,841
Fee income	5,783	-	5,783
Net investment income	5,270	4	5,274
Realized gain (loss)	201	13	214
Amortization of deferred gain on business sold through reinsurance	69	(32)	37
Other revenues	621	-	621
Total revenues	17,785	(15)	17,770
Expenses
Interest credited	2,849	-	2,849
Benefits	10,801	-	10,801
Commissions and other expenses	4,799	-	4,799
Interest and debt expense	137	-	137
Spark program expense	167	-	167
Impairment of intangibles	634	-	634
Total expenses	19,387	-	19,387
Income (loss) before taxes	(1,602)	(15)	(1,617)
Federal income tax expense (benefit)	(329)	(3)	(332)
Net income (loss)	(1,273)	(12)	(1,285)
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(13,613)	-	(13,613)
Funded status of employee benefit plans	(4)	-	(4)
Total other comprehensive income (loss), net of tax	(13,617)	-	(13,617)
Comprehensive income (loss)	$(14,890)	$(12)	$(14,902)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Year Ended
	December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-year	$11,853	$-	$11,853
Capital contribution from Lincoln National Corporation	65	-	65
Stock compensation/issued for benefit plans	32	-	32
Balance as of end-of-year	11,950	-	11,950

Retained Earnings
Balance as of beginning-of-year	4,167	-	4,167
Net income (loss)	1,629	480	2,109
Dividends paid to Lincoln National Corporation	(1,910)	-	(1,910)
Balance as of end-of-year	3,886	480	4,366

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	9,021	-	9,021
Other comprehensive income (loss), net of tax	(2,477)	-	(2,477)
Balance as of end-of-year	6,544	-	6,544
Total stockholder’s equity as of end-of-year	$22,380	$480	$22,860

	For the Year Ended
	December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-year	$11,950	$-	$11,950
Capital contribution from Lincoln National Corporation	925	-	925
Stock compensation/issued for benefit plans	28	-	28
Balance as of end-of-year	12,903	-	12,903

Retained Earnings
Balance as of beginning-of-year	3,886	480	4,366
Net income (loss)	(1,273)	(12)	(1,285)
Dividends paid to Lincoln National Corporation	(645)	-	(645)
Balance as of end-of-year	1,968	468	2,436

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	6,544	-	6,544
Other comprehensive income (loss), net of tax	(13,617)	-	(13,617)
Balance as of end-of-year	(7,073)	-	(7,073)
Total stockholder’s equity as of end-of-year	$7,798	$468	$8,266

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Year Ended
	December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$1,629	$480	$2,109
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(89)	(622)	(711)
Sales and maturities (purchases) of trading securities, net	(108)	21	(87)
Amortization of deferred gain (loss) on business sold through reinsurance	(40)	8	(32)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	292	(3)	289
Premiums and fees receivable	(95)	-	(95)
Accrued investment income	8	-	8
Insurance liabilities and reinsurance-related balances	(585)	1	(584)
Accrued expenses	367	3	370
Federal income tax accruals	264	127	391
Cash management agreement	(1,286)	-	(1,286)
Other	(165)	2	(163)
Net cash provided by (used in) operating activities	192	17	209
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(16,834)	(22)	(16,856)
Sales of available-for-sale securities and equity securities	2,341	-	2,341
Maturities of available-for-sale securities	9,417	-	9,417
Purchases of alternative investments	(754)	-	(754)
Sales and repayments of alternative investments	377	-	377
Issuance of mortgage loans on real estate	(3,062)	5	(3,057)
Repayment and maturities of mortgage loans on real estate	1,873	-	1,873
Repayment (issuance) of policy loans, net	61	-	61
Net change in collateral on investments, derivatives and related settlements	3,095	-	3,095
Other	(253)	-	(253)
Net cash provided by (used in) investing activities	(3,739)	(17)	(3,756)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(60)	-	(60)
Issuance (payment) of short-term debt	587	-	587
Payment related to sale-leaseback transactions	(59)	-	(59)
Proceeds from certain financing arrangements	159	-	159
Deposits of fixed account values, including the fixed portion of variable	12,622	4	12,626
Withdrawals of fixed account values, including the fixed portion of variable	(6,575)	53	(6,522)
Transfers from (to) separate accounts, net	(340)	(57)	(397)
Common stock issued for benefit plans	(13)	-	(13)
Dividends paid to Lincoln National Corporation	(1,910)	-	(1,910)
Other	(60)	-	(60)
Net cash provided by (used in) financing activities	4,416	-	4,416
Net increase (decrease) in cash, invested cash and restricted cash	869	-	869
Cash, invested cash and restricted cash as of beginning-of-year	1,462	-	1,462
Cash, invested cash and restricted cash as of end-of-year	$2,331	$-	$2,331

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Year Ended
	December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$(1,273)	$(12)	$(1,285)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(201)	(13)	(214)
Sales and maturities (purchases) of trading securities, net	301	-	301
Amortization of deferred gain (loss) on business sold through reinsurance	(69)	32	(37)
Impairment of intangibles	634	-	634
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	42	3	45
Premiums and fees receivable	(53)	-	(53)
Accrued investment income	(41)	-	(41)
Insurance liabilities and reinsurance-related balances	1,055	-	1,055
Accrued expenses	(98)	-	(98)
Federal income tax accruals	(268)	(3)	(271)
Cash management agreement	3,730	-	3,730
Other	531	(4)	527
Net cash provided by (used in) operating activities	4,290	3	4,293
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,768)	-	(14,768)
Sales of available-for-sale securities and equity securities	2,347	-	2,347
Maturities of available-for-sale securities	5,487	-	5,487
Purchases of alternative investments	(631)	-	(631)
Sales and repayments of alternative investments	441	-	441
Issuance of mortgage loans on real estate	(2,503)	(4)	(2,507)
Repayment and maturities of mortgage loans on real estate	2,247	-	2,247
Repayment (issuance) of policy loans, net	4	-	4
Net change in collateral on investments, derivatives and related settlements	(4,654)	1	(4,653)
Other	(40)	-	(40)
Net cash provided by (used in) investing activities	(12,070)	(3)	(12,073)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	925	-	925
Payment of long-term debt, including current maturities	(40)	-	(40)
Issuance (payment) of short-term debt	(522)	-	(522)
Payment related to sale-leaseback transactions	(70)	-	(70)
Proceeds from certain financing arrangements	186	-	186
Deposits of fixed account values, including the fixed portion of variable	15,212	-	15,212
Withdrawals of fixed account values, including the fixed portion of variable	(6,880)	-	(6,880)
Transfers from (to) separate accounts, net	(195)	-	(195)
Common stock issued for benefit plans	(21)	-	(21)
Dividends paid to Lincoln National Corporation	(645)	-	(645)
Other	(2)	-	(2)
Net cash provided by (used in) financing activities	7,948	-	7,948
Net increase (decrease) in cash, invested cash and restricted cash	168	-	168
Cash, invested cash and restricted cash as of beginning-of-year	2,331	-	2,331
Cash, invested cash and restricted cash as of end-of-year	$2,499	$-	$2,499

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited liability partnerships. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change, including matters related to or impacted by the COVID-19 pandemic. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

●Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

●Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

●Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

●Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.

●Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).

●State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

●Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

●The estimated range and average period until recovery;

●The estimated range and average holding period to maturity;

●Remaining payment terms of the security;

●Current delinquencies and nonperforming assets of underlying collateral;

●Expected future default rates;

●Collateral value by vintage, geographic region, industry concentration or property type;

●Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

●Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

●The current economic environment and market conditions;

●Our business strategy and current business plans;

●The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

●Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

●The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

●The capital risk limits approved by management; and

●Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

●Historical and implied volatility of the security;

●The extent to which the fair value has been less than amortized cost;

●Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

●Failure, if any, of the issuer of the security to make scheduled payments; and

●Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

●Fundamentals of the industry in which the issuer operates;

●Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

●Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

●Expectations regarding defaults and recovery rates;

●Changes to the rating of the security by a rating agency; and

●Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

●Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

●Susceptibility to fair value fluctuations for changes in the interest rate environment;

●Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;

●Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

●Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

●Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain commercial mortgage loans at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in limited partnerships (“LPs”). We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments. Cash collateral a counterparty has posted is recorded within payables for collateral on investments. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, group life and disability insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported within other assets on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on the Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on the Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on the Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. Amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition costs such that the net acquisition costs are capitalized and charged to commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Acquisition costs for all traditional contracts, including term life insurance, individual whole life and group business, are amortized over the premium-paying period or level term period, depending on the contract, which generally results in amortization less than or equal to 30 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no intangible balance or related amortization for fixed and variable payout annuities.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, death benefits expected to be paid, net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

During the third quarter of each year, we conduct our comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL. These assumptions include, but are not limited to, capital markets, investment margins, mortality rates, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on the Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI and DFEL.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of reinsurance ceded on the Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.  Assets and liabilities and revenues and expenses from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on the Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on the Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, certain guaranteed living benefit (“GLB”) features, current and deferred taxes, premiums and fees receivable, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, specifically identifiable intangible assets, DSI, operating lease right-of-use (“ROU”) assets and other receivables and prepaid expenses. Other liabilities consist primarily of certain reinsurance payables, certain GLB features, current and deferred taxes, pension and other employee benefit liabilities, deferred gain on business sold through reinsurance, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities, certain financing arrangements, finance lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 9 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on the Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC. We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities include deferred gains on business sold through reinsurance. During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC. We are recognizing the gain related to this transaction over a period of 15 years. During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. We are recognizing the gain related to the transaction over a period of 30 years. During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders. We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years. Effective October 1, 2018, we entered into a reinsurance agreement with Athene Holding Ltd. (“Athene”). We are recognizing the gain related to this transaction over the period in which the majority of account values is expected to run off, or 20 years. Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”). We are recognizing the gain related to this transaction over the projected life of the policies, or 30 years. See Note 8 for additional information.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of contract holders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. The underlying investments consist primarily of mutual funds, fixed maturity AFS securities, short-term investments and cash. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the contract holders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the contract holder.

Future Contract Benefits

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. We continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.

The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality rates and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The liabilities for future contract benefits and claims reserves for immediate and deferred paid-

up annuities are computed using investment yield assumptions that range from 0.50% to 12.15%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. During the third quarter of each year, we conduct our comprehensive review of the assumptions and reserving models used in calculating these reserves. The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience. Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change. Claim reserves do not include a provision for adverse deviation.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2022, 2021 and 2020, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $49 million, $48 million and $53 million for the years ended December 31, 2022, 2021 and 2020, respectively.

We issue variable annuity and life contracts through separate accounts that may include various types of guaranteed benefits. The liabilities for these guarantees are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less payments made in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked or, in other words, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on the Consolidated Statements of Comprehensive Income (Loss). During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these reserves and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these reserves. The change in liability impacts EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on the Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We report the insurance portion of the reserves in future contract benefits. We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 44 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality rates, risk margins, maintenance expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value. As discussed in Note 5, we use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

Other Contract Holder Funds

Other contract holder funds includes account values on UL and VUL insurance and investment-type annuity products where account values are equal to deposits plus interest credited less withdrawals, surrender charges, asset-based fees and contract administration charges, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and unlock assumptions similar to the DAC discussion above. We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying value of these embedded derivatives. Other contract holder funds also includes DFEL (see “DAC, VOBA, DFEL and DSI” above), dividends payable to contract holders and undistributed earnings on participating business.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account values. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on the Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $743 million, $848 million and $732 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, traditional life insurance and payout annuities with life contingencies. These premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements and certain modified coinsurance for which we have a contractual obligation.

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $468 million, $497 million and $404 million for the years ended December 31, 2022, 2021 and 2020, respectively. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $203 million, $180 million and $177 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Interest Credited

We credit interest to our contract holder account values based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account values. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Spark Program Expense

Spark program expense consists primarily of costs related to our Spark Initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on the Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due over the term of the related borrowing.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on the consolidated financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848) and related amendments

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2024, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2024.

March 12, 2020 through December 31, 2024

This standard may be elected and applied prospectively as reference rate reform unfolds. We have elected practical expedients to maintain hedge accounting for certain derivatives. We will continue to evaluate our options under this guidance as our reference rate reform adoption process continues. This ASU has not had a material impact to our consolidated financial condition and results of operations, but we will continue to evaluate those impacts as our transition progresses.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC. Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary. They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits. The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value. The ASU provides various transition methods by topic that entities may elect upon adoption. The ASU is effective January 1, 2023, and early adoption is permitted.

January 1, 2023

We will adopt this ASU effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits in which we will apply a full retrospective transition approach.

We currently estimate that, at the transition date of January 1, 2021, the adoption of this standard and related amendments will result in an increase to previously reported stockholder’s equity in an after-tax range of approximately $2.7 billion to $3.2 billion, including a decrease to previously reported retained earnings in an after-tax range of approximately $1.6 billion to $2.1 billion, and an increase to previously reported AOCI in an after-tax range of approximately $4.6 billion to $5.1 billion.

The remeasurement of certain current benefits (e.g., guaranteed death benefits on variable annuities) to fair valued market risk benefits, excluding the portion attributable to NPR, is expected to have the most significant impact to retained earnings.

The most significant drivers of the cumulative adjustment to AOCI are expected to be the NPR associated with the fair valued market risk benefits, the elimination of DAC and DAC-like intangible balances recorded in AOCI related to changes in unrealized gains and losses on investments, and the changes in the discount rate assumption since the inception of the contracts to reflect the changes in the upper-medium-grade fixed-income instrument (single-A) interest rate for the liability for future policy benefits associated with certain long-duration contracts.

The effect this standard adoption has on stockholder’s equity will be impacted by economic conditions, including fluctuations in both the capital markets and interest rates, as well as certain actuarial assumptions.

3. Variable Interest Entities

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2022, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $3.0 billion and $2.8 billion as of December 31, 2022 and 2021, respectively.

4. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2022
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$88,950	$763	$10,538	$9	$79,166
U.S. government bonds	377	5	31	-	351
State and municipal bonds	5,198	170	483	-	4,885
Foreign government bonds	339	17	45	-	311
RMBS	2,025	21	203	7	1,836
CMBS	1,908	3	244	-	1,667
ABS	11,791	37	925	4	10,899
Hybrid and redeemable preferred securities	356	25	30	1	350
Total fixed maturity AFS securities	$110,944	$1,041	$12,499	$21	$99,465

	As Restated
	As of December 31, 2021
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$86,197	$11,569	$326	$17	$97,423
U.S. government bonds	348	54	2	-	400
State and municipal bonds	5,113	1,275	11	-	6,377
Foreign government bonds	365	63	5	-	423
RMBS	2,132	178	4	1	2,305
CMBS	1,542	62	14	-	1,590
ABS	8,433	127	54	-	8,506
Hybrid and redeemable preferred securities	361	103	11	1	452
Total fixed maturity AFS securities	$104,491	$13,431	$427	$19	$117,476

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2022, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,239	$3,205
Due after one year through five years	17,545	16,716
Due after five years through ten years	18,985	17,177
Due after ten years	55,451	47,965
Subtotal	95,220	85,063
Structured securities (RMBS, CMBS, ABS)	15,724	14,402
Total fixed maturity AFS securities	$110,944	$99,465

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2022
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$57,656	$8,684	$6,867	$1,854	$64,523	$10,538
U.S. government bonds	236	25	27	6	263	31
State and municipal bonds	1,850	414	227	69	2,077	483
Foreign government bonds	122	18	58	27	180	45
RMBS	1,337	160	191	43	1,528	203
CMBS	1,224	156	312	88	1,536	244
ABS	6,712	551	3,325	374	10,037	925
Hybrid and redeemable
preferred securities	61	5	98	25	159	30
Total fixed maturity AFS securities	$69,198	$10,013	$11,105	$2,486	$80,303	$12,499

Total number of fixed maturity AFS securities in an unrealized loss position						8,106

	As of December 31, 2021
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$10,611	$230	$1,386	$96	$11,997	$326
U.S. government bonds	6	-	26	2	32	2
State and municipal bonds	498	10	19	1	517	11
Foreign government bonds	61	3	56	2	117	5
RMBS	261	3	20	1	281	4
CMBS	440	12	33	2	473	14
ABS	4,646	49	165	5	4,811	54
Hybrid and redeemable
preferred securities	47	1	76	10	123	11
Total fixed maturity AFS securities	$16,570	$308	$1,781	$119	$18,351	$427

Total number of fixed maturity AFS securities in an unrealized loss position						2,577

(1)As of December 31, 2022 and 2021, we recognized $6 million and $8 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2022
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$10,895	$3,514	1,489
Six months or greater, but less than nine months	4,256	2,150	640
Nine months or greater, but less than twelve months	362	243	73
Twelve months or greater	2	-	15
Total	$15,515	$5,907	2,217

	As of December 31, 2021
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$12	$3	6
Twelve months or greater	58	8	24
Total	$70	$11	30

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $12.1 billion for the year ended December 31, 2022. As discussed further below, we believe the unrealized loss position as of December 31, 2022, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2022, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2022, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2022 and 2021, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2022 and 2021, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.5 billion, and a fair value of $3.3 billion and $3.7 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2022 and 2021, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2022, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2022, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2022
	Corporate
	Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$17	$1	$1	$19
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions for securities for which credit losses were not
previously recognized	4	3	-	7
Additions (reductions) for securities for which credit losses
were previously recognized	2	3	4	9
Reductions for securities disposed	(2)	-	-	(2)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$9	$7	$5	$21

	For the Year Ended December 31, 2021
	Corporate
	Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$12	$1	$-	$13
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions for securities for which credit losses were not
previously recognized	8	-	1	9
Additions (reductions) for securities for which credit losses
were previously recognized	5	-	-	5
Reductions for securities disposed	(2)	-	-	(2)
Reductions for securities charged-off	(6)	-	-	(6)
Balance as of end-of-year (2)	$17	$1	$1	$19

	For the Year Ended December 31, 2020
	Corporate
	Bonds	RMBS	Other	Total
Balance as of beginning-of-year	$-	$-	$-	$-
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions for securities for which credit losses were not
previously recognized	40	1	1	42
Additions (reductions) for securities for which credit losses
were previously recognized	(1)	-	(1)	(2)
Reductions for securities disposed	(15)	-	-	(15)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$12	$1	$-	$13

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2)As of December 31, 2022, 2021 and 2020, accrued investment income on fixed maturity AFS securities totaled $1.1 billion, $944 million and $1.0 billion, respectively, and was excluded from the estimate of credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

		As Restated
	As of	As of
	December 31,	December 31,
	2022	2021
Fixed maturity securities:
Corporate bonds	$2,196	$2,679
U.S. government bonds	-	32
State and municipal bonds	21	27
Foreign government bonds	49	73
RMBS	99	95
CMBS	137	137
ABS	919	1,338
Hybrid and redeemable preferred securities	25	24
Total trading securities	$3,446	$4,405

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2022, 2021 and 2020, was $(628) million, $(47) million (as restated) and $117 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2022			As of December 31, 2021
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$16,913	$1,315	$18,228	$17,068	$837	$17,905
30 to 59 days past due	19	23	42	15	21	36
60 to 89 days past due	-	6	6	-	5	5
90 or more days past due	-	33	33	-	29	29
Allowance for credit losses	(83)	(15)	(98)	(78)	(17)	(95)
Unamortized premium (discount)	(9)	36	27	(11)	27	16
Mark-to-market gains (losses) (1)	(27)	-	(27)	(3)	-	(3)
Total carrying value	$16,813	$1,398	$18,211	$16,991	$902	$17,893

(1)Represents the mark-to-market on certain mortgage loans on real estate for which we have elected the fair value option. See Note 20 for additional information.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 28% and 26% of commercial mortgage loans on real estate as of December 31, 2022 and 2021, respectively, and Texas, which accounted for 9% of commercial mortgage loans on real estate as of December 31, 2022 and 2021.

As of December 31, 2022, our residential mortgage loan portfolio had the largest concentrations in California and New Jersey, which accounted for 17% and 12% of residential mortgage loans on real estate, respectively. As of December 31, 2021, our residential mortgage loan portfolio had the largest concentrations in California and Florida, which accounted for 22% and 14% of residential mortgage loans on real estate, respectively.

As of December 31, 2022 and 2021, we had 73 and 65 residential mortgage loans, respectively, that were either delinquent or in foreclosure. As of December 31, 2022 and 2021, we had 49 and 34 residential mortgage loans in foreclosure, respectively, with an aggregate carrying value of $21 million and $15 million, respectively.

As of December 31, 2022 and 2021, there were two and four specifically identified impaired commercial mortgage loans, respectively, with an aggregate carrying value of less than $1 million and $1 million, respectively.

As of December 31, 2022 and 2021, there were 37 and 50 specifically identified impaired residential mortgage loans, respectively, with an aggregate carrying value of $16 million and $22 million, respectively.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Average aggregate carrying value for impaired mortgage loans on real estate	$16	$32	$21
Interest income recognized on impaired mortgage loans on real estate	-	-	-
Interest income collected on impaired mortgage loans on real estate	-	-	-

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2022		As of December 31, 2021
	Nonaccrual		Nonaccrual
	with no		with no
	Allowance		Allowance
	for Credit		for Credit
	Losses	Nonaccrual	Losses	Nonaccrual
Commercial mortgage loans on real estate	$-	$-	$-	$-
Residential mortgage loans on real estate	-	34	-	30
Total	$-	$34	$-	$30

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2022
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2022	$1,769	2.06	$105	1.50	$2	1.45	$1,876
2021	2,335	3.05	72	1.53	-	-	2,407
2020	1,280	2.99	17	1.58	-	-	1,297
2019	2,643	2.17	81	1.50	29	1.58	2,753
2018	2,222	2.17	67	1.62	-	-	2,289
2017 and prior	6,170	2.44	131	1.75	-	-	6,301
Total	$16,419		$473		$31		$16,923

	As of December 31, 2021
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	Greater	Coverage
	than 65%	Ratio	to 75%	Ratio	than 75%	Ratio	Total
Origination Year
2021	$2,361	3.05	$136	1.74	$-	-	$2,497
2020	1,349	3.02	144	2.06	-	-	1,493
2019	2,875	2.14	187	1.42	-	-	3,062
2018	2,272	2.13	168	1.59	15	1.02	2,455
2017	1,648	2.33	149	1.74	27	0.83	1,824
2016 and prior	5,543	2.41	171	1.76	27	1.08	5,741
Total	$16,048		$955		$69		$17,072

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2022
	Performing	Nonperforming	Total
Origination Year
2022	$578	$5	$583
2021	527	6	533
2020	90	3	93
2019	119	18	137
2018	65	2	67
2017 and prior	-	-	-
Total	$1,379	$34	$1,413

	As of December 31, 2021
	Performing	Nonperforming	Total
Origination Year
2021	$467	$2	$469
2020	129	2	131
2019	189	21	210
2018	104	5	109
2017	-	-	-
2016 and prior	-	-	-
Total	$889	$30	$919

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2022
	Commercial	Residential	Total
Balance as of beginning-of-year	$78	$17	$95
Additions (reductions) from provision for credit loss expense (1)	5	(2)	3
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$83	$15	$98

	For the Year Ended December 31, 2021
	Commercial	Residential	Total
Balance as of beginning-of-year	$186	$17	$203
Additions (reductions) from provision for credit loss expense (1)	(108)	-	(108)
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$78	$17	$95

	For the Year Ended December 31, 2020
	Commercial	Residential	Total
Balance as of beginning-of-year	$-	$2	$2
Impact of adopting new accounting standard	61	26	87
Additions (reductions) from provision for credit loss expense (1)	125	(11)	114
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Balance as of end-of-year (2)	$186	$17	$203

(1)We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022. We recognized $3 million and $(2) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2021 and 2020, respectively.

(2)Accrued investment income on mortgage loans on real estate totaled $51 million, $48 million and $48 million as of December 31, 2022, 2021 and 2020, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2022 and 2021, alternative investments included investments in 328 and 305 different partnerships, respectively, and represented approximately 2% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Fixed maturity AFS securities	$4,408	$4,242	$4,241
Trading securities	179	165	198
Equity securities	11	3	3
Mortgage loans on real estate	687	677	674
Policy loans	100	115	125
Cash and invested cash	12	-	13
Commercial mortgage loan prepayment
and bond make-whole premiums	100	195	78
Alternative investments	96	677	218
Consent fees	8	10	5
Other investments	75	60	42
Investment income	5,676	6,144	5,597
Investment expense	(402)	(305)	(333)
Net investment income	$5,274	$5,839	$5,264

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(4)	$(10)	$(24)
RMBS	(6)	-	(1)
ABS	(4)	-	-
Hybrid and redeemable preferred securities	-	(1)	-
Gross credit loss benefit (expense)	(14)	(11)	(25)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	1
Net credit loss benefit (expense)	$(14)	$(11)	$(24)

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2022		As of December 31, 2021
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$3,210	$3,210	$5,565	$5,565
Securities pledged under securities lending agreements (2)	298	287	241	235
Investments pledged for FHLBI (3)	3,130	3,925	3,130	4,876
Total payables for collateral on investments	$6,638	$7,422	$8,936	$10,676

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. This also includes interest payable on collateral. See Note 5 for additional information.

(2)Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2022 and 2021, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2022	2021	2020
Collateral payable for derivative investments	$(2,355)	$2,595	$1,587
Securities pledged under securities lending agreements	57	126	1
Investments pledged for FHLBI	-	-	(450)
Total increase (decrease) in payables for collateral on investments	$(2,298)	$2,721	$1,138

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2022
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$288	$-	$-	$-	$288
Foreign government bonds	2	-	-	-	2
Equity securities	8	-	-	-	8
Total gross secured borrowings	$298	$-	$-	$-	$298

	As of December 31, 2021
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$239	$-	$-	$-	$239
Foreign government bonds	1	-	-	-	1
Equity securities	1	-	-	-	1
Total gross secured borrowings	$241	$-	$-	$-	$241

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2022, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million, and we had re-pledged all of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2022, our investment commitments were $2.3 billion, which included $1.8 billion of LPs, $298 million of private placement securities and $226 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2022, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and the Federal National Mortgage Association with a fair value of $1.0 billion and $702 million, respectively, or 1% of total investments. As of December 31, 2021, our most significant investments in one issuer were our investments in securities issued by White Chapel LLC and the Federal Home Loan Mortgage Corporation with a fair value of $995 million and $910 million, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2022 and 2021, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $19.2 billion and $21.7 billion, respectively, or 15% and 14%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $14.3 billion and $18.6 billion, respectively, or 11% and 12%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 3 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life and annuity products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, indexed variable annuity, fixed indexed annuity, IUL and VUL products.

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, indexed variable annuity and VUL products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products and indexed variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to contract holders and investors. The CDSs hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which LNBAR, an affiliated insurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the contract holder’s account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”). We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with guaranteed withdrawal benefit and guaranteed income benefit features. These GLB features are reinsured among various reinsurance counterparties on a coinsurance basis. We cede a portion of the GLB features to LNBAR, a wholly-owned subsidiary of LNC, on a funds withheld coinsurance basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors. The hedge positions are rebalanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As Restated
	As of December 31, 2022			As of December 31, 2021
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,377	$4	$232	$2,009	$98	$11
Foreign currency contracts (1)	4,383	643	18	3,979	283	51
Total cash flow hedges	5,760	647	250	5,988	381	62
Fair value hedges:
Interest rate contracts (1)	524	2	44	526	-	210
Non-Qualifying Hedges
Interest rate contracts (1)	105,977	709	935	82,786	897	176
Foreign currency contracts (1)	395	27	2	487	7	2
Equity market contracts (1)	142,653	5,135	2,035	107,151	8,490	3,909
Commodity contracts (1)	13	14	3	-	-	-
Credit contracts (1)	-	-	-	49	-	-
LPR ceded derivative (2)	-	212	-	-	318	-
Embedded derivatives:
GLB direct (3)	-	1,697	-	-	1,967	-
GLB ceded (3)	-	29	1,721	-	56	2,018
Reinsurance-related (3)	-	681	-	-	-	578
Indexed annuity and IUL contracts (3) (4)	-	525	4,783	-	528	6,131
Total derivative instruments	$255,322	$9,678	$9,773	$196,987	$12,644	$13,086

(1)Reported in derivative investments and other liabilities on the Consolidated Balance Sheets.

(2)Reported in other assets on the Consolidated Balance Sheets.

(3)Reported in other assets and other liabilities on the Consolidated Balance Sheets.

(4)Reported in future contract benefits on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	As Restated
	Remaining Life as of December 31, 2022
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$31,463	$27,958	$24,892	$20,565	$3,000	$107,878
Foreign currency contracts (2)	261	730	1,681	2,037	69	4,778
Equity market contracts	94,841	28,952	7,796	9	11,055	142,653
Commodity contracts	13	-	-	-	-	13
Total derivative instruments
with notional amounts	$126,578	$57,640	$34,369	$22,611	$14,124	$255,322

(1)As of December 31, 2022, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 18, 2024.

(2)As of December 31, 2022, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

Cumulative Fair Value
Hedging Adjustment
Included in the
	Amortized Cost of the		Amortized Cost of the
	Hedged		Hedged
	Assets / (Liabilities)		Assets / (Liabilities)
	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2022	2021	2022	2021
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$587	$764	$44	$211

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$240	$42	$181
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(336)	11	(16)
Foreign currency contracts	182	130	93
Change in foreign currency exchange rate adjustment	312	152	(174)
Change in DAC, VOBA, DSI and DFEL	(29)	7	(23)
Income tax benefit (expense)	(28)	(65)	26
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	2	3	2
Foreign currency contracts (1)	62	48	56
Foreign currency contracts (2)	39	(2)	6
Associated amortization of DAC, VOBA, DSI and DFEL	(62)	(2)	(7)
Income tax benefit (expense)	(9)	(10)	(12)
Balance as of end-of-year	$309	$240	$42

(1)The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).

(2)The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	As Restated
	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2022
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$214	$5,274	$10,801
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	(167)	-
Derivatives designated as hedging instruments	-	167	-
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	39	62	-
Non-Qualifying Hedges
Interest rate contracts	(2,113)	-	-
Foreign currency contracts	2	-	-
Equity market contracts	(2,075)	-	-
Commodity contracts	11	-	-
Credit contracts	(4)	-	-
LPR ceded derivative	-	-	106
Embedded derivatives:
Reinsurance-related	1,259	-	-
Indexed annuity and IUL contracts	1,760	-	-

	As Restated
	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2021
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$711	$5,839	$8,039
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	(60)	-
Derivatives designated as hedging instruments	-	60
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	(2)	48	-
Non-Qualifying Hedges
Interest rate contracts	(957)	-	-
Foreign currency contracts	(1)	-	-
Equity market contracts	3,355	-	-
Credit contracts	(1)	-	-
Embedded derivatives:
GLB	4	-	-
Reinsurance-related	280	-	-
Indexed annuity and IUL contracts	(2,622)	-	-

	Gain (Loss) Recognized in Income
	For the Year Ended December 31, 2020
	Realized	Net
	Gain	Investment
	(Loss)	Income	Benefits
Total Line Items in which the Effects of Fair Value or Cash
Flow Hedges are Recorded	$(526)	$5,264	$8,050
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	69	-
Derivatives designated as hedging instruments	-	(69)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	6	56	-
Non-Qualifying Hedges
Interest rate contracts	1,287	-	-
Foreign currency contracts	(3)	-	-
Equity market contracts	971	-	-
Credit contracts	(6)	-	-
Embedded derivatives:
GLB	1	-	-
Reinsurance-related	(241)	-	-
Indexed annuity and IUL contracts	(471)	-	-

As of December 31, 2022, $40 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2022 and 2021, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2022 and 2021, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2022, the NPR adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2022 or 2021.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2022		As of December 31, 2021
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$383	$(6)	$2,346	$-
A+	1,718	(151)	2,762	(44)
A	1,099	-	456	-
	$3,200	$(157)	$5,564	$(44)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As Restated
	As of December 31, 2022
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$6,483	$2,932	$9,415
Gross amounts offset	(2,964)	-	(2,964)
Net amount of assets	3,519	2,932	6,451
Gross amounts not offset:
Cash collateral	(3,200)	-	(3,200)
Non-cash collateral (1)	(319)	-	(319)
Net amount	$-	$2,932	$2,932

Financial Liabilities
Gross amount of recognized liabilities	$304	$6,504	$6,808
Gross amounts offset	(50)	-	(50)
Net amount of liabilities	254	6,504	6,758
Gross amounts not offset:
Cash collateral	(157)	-	(157)
Non-cash collateral (1)	(46)	-	(46)
Net amount	$51	$6,504	$6,555

(1)Excludes excess non-cash collateral received of $1.1 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess non-cash collateral pledged as of December 31, 2022.

	As Restated
	As of December 31, 2021
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$9,705	$2,551	$12,256
Gross amounts offset	(4,008)	-	(4,008)
Net amount of assets	5,697	2,551	8,248
Gross amounts not offset:
Cash collateral	(5,564)	-	(5,564)
Non-cash collateral (1)	(133)	-	(133)
Net amount	$-	$2,551	$2,551

Financial Liabilities
Gross amount of recognized liabilities	$351	$8,727	$9,078
Gross amounts offset	(70)	-	(70)
Net amount of liabilities	281	8,727	9,008
Gross amounts not offset:
Cash collateral	(44)	-	(44)
Non-cash collateral (1)	-	-	-
Net amount	$237	$8,727	$8,964

(1)Excludes excess non-cash collateral received of $362 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements. There was no excess non-cash collateral pledged as of December 31, 2021.

6. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Current	$(24)	$20	$(59)
Deferred	(308)	400	3
Federal income tax expense (benefit)	$(332)	$420	$(56)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Income (loss) before taxes	$(1,617)	$2,529	$535
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	(340)	531	112
Effect of:
Tax-preferred investment income (1)	(90)	(88)	(98)
Tax credits	(42)	(26)	(39)
Excess tax benefits from stock-based compensation	(1)	-	2
Goodwill impairment	133	-	-
Tax impact associated with the Tax Cuts and Jobs Act (2)	-	-	(37)
Other items	8	3	4
Federal income tax expense (benefit)	$(332)	$420	$(56)
Effective tax rate	21%	17%	-10%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

(2)In 2020, we recognized a $37 million tax benefit attributable to the carry back of a 2020 net operating loss under the provisions of the Coronavirus Aid, Relief, and Economic Security Act, which provides for a five-year carryback period.

	As Restated
	As of December 31,
	2022	2021
Current	$353	$382
Deferred	824	(3,122)
Total federal income tax asset (liability)	$1,177	$(2,740)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As Restated
	As of December 31,
	2022	2021
Deferred Tax Assets
Future contract benefits and other contract holder funds	$430	$297
Reinsurance-related embedded derivative liability	-	121
Compensation and benefit plans	152	180
Intangibles	18	25
Net unrealized loss on fixed maturity AFS securities	2,161	-
Net unrealized loss on trading securities	70	-
Investment activity	296	-
Net operating losses	278	292
Other	30	34
Total deferred tax assets	$3,435	$949
Deferred Tax Liabilities
DAC	$1,827	$433
VOBA	275	147
Net unrealized gain on fixed maturity AFS securities	-	2,706
Net unrealized gain on trading securities	-	64
Investment activity	-	421
Reinsurance-related embedded derivative asset	143	-
Other	366	300
Total deferred tax liabilities	$2,611	$4,071
Net deferred tax asset (liability)	$824	$(3,122)

As of December 31, 2022, we have $1.3 billion of net operating losses to carry forward to future years. The net operating losses arose in tax years 2018 and 2022, and under the Tax Cuts and Jobs Act changes, have an unlimited carryforward period. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state and local authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2019. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2023. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	As Restated
	For the Years Ended
	December 31,
	2022	2021
Balance as of beginning-of-year	$45	$43
Increases for prior year tax positions	-	2
Balance as of end-of-year	$45	$45

As of December 31, 2022 and 2021, $45 million of our unrecognized tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits associated with separate account dividends-received deduction and tax credits will decrease by $8 million by the end of 2023, upon the completion of the examination of our refund claims for 2014 and 2015.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2022, 2021 and 2020, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2022 and 2021.

7. DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Balance as of beginning-of-year	$5,802	$5,590	$7,418
Cumulative effect from adoption of new accounting
standard	-	-	5
Business acquired (sold) through reinsurance	-	(362)	(26)
Deferrals	1,372	1,364	1,427
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(772)	(977)	(811)
Unlocking	(152)	(558)	(211)
Adjustment related to realized (gains) losses	(112)	(47)	(35)
Adjustment related to unrealized (gains) losses	6,648	792	(2,177)
Balance as of end-of-year	$12,786	$5,802	$5,590

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$184	$234	$327
Business acquired (sold) through reinsurance	-	(288)	-
Deferrals	2	-	3
Amortization:
Amortization, excluding unlocking	(76)	(91)	(107)
Unlocking	70	(8)	(201)
Accretion of interest (1)	22	35	44
Adjustment related to realized (gains) losses	(2)	(3)	-
Adjustment related to unrealized (gains) losses	629	305	168
Balance as of end-of-year	$829	$184	$234

(1)The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2022, was as follows:

2023	$33
2024	35
2025	34
2026	33
2027	31

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$245	$259	$281
Deferrals	6	5	7
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(14)	(25)	(20)
Unlocking	2	-	(1)
Adjustment related to realized (gains) losses	(1)	(2)	(2)
Adjustment related to unrealized (gains) losses	20	8	(6)
Balance as of end-of-year	$258	$245	$259

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$399	$396	$646
Cumulative effect from adoption of new accounting
standard	-	-	4
Business acquired (sold) through reinsurance	-	(290)	-
Deferrals	1,083	1,014	1,002
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(531)	(593)	(529)
Unlocking	(48)	(387)	(275)
Adjustment related to realized (gains) losses	(28)	(22)	16
Adjustment related to unrealized (gains) losses	4,820	281	(468)
Balance as of end-of-year	$5,695	$399	$396

8. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

		As Restated
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2022	2021	2020
Direct insurance premiums and fee income	$13,807	$14,028	$13,159
Reinsurance assumed	102	97	101
Reinsurance ceded	(2,285)	(2,136)	(2,018)
Total insurance premiums and fee income	$11,624	$11,989	$11,242

Direct insurance benefits	$14,982	$10,578	$10,497
Reinsurance recoveries	(4,181)	(2,539)	(2,447)
Total benefits	$10,801	$8,039	$8,050

We and LLANY cede insurance to other companies. The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2022, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 21% of the mortality risk on newly issued life insurance contracts in 2022.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.

The amounts recoverable from reinsurers were $23.9 billion and $22.8 billion as of December 31, 2022 and 2021, respectively. Protective represents our largest reinsurance exposure following the sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston in 2018, which resulted in amounts recoverable from Protective of $10.1 billion and $10.7 billion as of December 31, 2022 and 2021, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $11.5 billion and $14.0 billion as of December 31, 2022 and 2021, respectively.

Effective October 1, 2021, we entered into a reinsurance agreement with Resolution Life to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.7 billion as of December 31, 2022 and 2021. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $4.1 billion as of December 31, 2022 and 2021. We recognized a realized gain of $635 million in the fourth quarter of 2021 for the coinsurance portion of the transaction upon the transfer of a portfolio of assets to Resolution Life.

Some portions of our annuity business have been reinsured on a modified coinsurance basis with other companies. In a modified coinsurance agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.

Effective October 1, 2018, we entered into one such modified coinsurance agreement with Athene to reinsure fixed annuity products, which resulted in a deposit asset of $3.8 billion and $5.0 billion as of December 31, 2022 and 2021, respectively, within other assets on the Consolidated Balance Sheets.

We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2022	2021
Fixed maturity AFS securities	$474	$744
Trading securities	2,644	3,399
Equity securities	60	54
Mortgage loans on real estate	487	739
Derivative investments	39	93
Other investments	42	227
Cash and invested cash	26	110
Accrued investment income	35	33
Other assets	2	5
Total	$3,809	$5,404

The portfolio was supported by $105 million of over-collateralization and a $117 million letter of credit as of December 31, 2022. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $25 million, $26 million and $29 million of the gain during 2022, 2021 and 2020, respectively.

See “Realized Gain (Loss)” in Note 15 for information on reinsurance-related embedded derivatives.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.1 billion as of December 31, 2022 and 2021. Swiss Re has funded a trust, with a balance of $710 million and $1.0 billion as of December 31, 2022 and 2021, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

The amounts recoverable from LNBAR were $4.4 billion and $2.9 billion as of December 31, 2022 and 2021, respectively. LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $2.2 billion and $3.0 billion as of December 31, 2022 and 2021, respectively.

Credit Losses on Reinsurance Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $314 million and $188 million as of December 31, 2022 and 2021, respectively. The increase was attributable to updates to policyholder behavior assumptions that impacted ceded reserves.

9. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

			For the Year Ended December 31, 2022
	Gross	Accumulated	Net
	Goodwill	Impairment	Goodwill		Net
	as of	as of	as of		Goodwill
	Beginning-	Beginning-	Beginning-		as of End-
	of-Year	of-Year	of-Year	Impairment	of-Year
Life Insurance	$2,186	$(1,552)	$634	$(634)	$-
Annuities	1,040	(600)	440	-	440
Group Protection	684	-	684	-	684
Retirement Plan Services	20	-	20	-	20
Total goodwill	$3,930	$(2,152)	$1,778	$(634)	$1,144

			For the Year Ended December 31, 2021
	Gross	Accumulated	Net
	Goodwill	Impairment	Goodwill		Net
	as of	as of	as of		Goodwill
	Beginning-	Beginning-	Beginning-		as of End-
	of-Year	of-Year	of-Year	Impairment	of-Year
Life Insurance	$2,186	$(1,552)	$634	$-	$634
Annuities	1,040	(600)	440	-	440
Group Protection	684	-	684	-	684
Retirement Plan Services	20	-	20	-	20
Total goodwill	$3,930	$(2,152)	$1,778	$-	$1,778

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit.

As of October 1, 2022, we performed our annual quantitative goodwill impairment test for our other reporting units, and, as of such date, the fair value was in excess of the carrying value for each of the Annuities, Group Protection and Retirement Plan Services reporting units.

As of October 1, 2021, we performed our annual quantitative goodwill impairment test for all of our reporting units, and, as of such date, the fair value was in excess of each reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

			As Restated
	As of December 31, 2022		As of December 31, 2021
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$67	$100	$63
Group Protection:
VOCRA	576	115	576	85
VODA	31	10	31	7
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$712	$192	$712	$155

(1)No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2022, was as follows:

2023	$37
2024	37
2025	37
2026	37
2027	37
Thereafter	330

10. Guaranteed Benefit Features

The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date.

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2022 (1)	2021 (1)
Return of Net Deposits
Total account value	$94,297	$117,503
Net amount at risk (2)	1,376	84
Average attained age of contract holders	67 years	67 years

Minimum Return
Total account value	$71	$102
Net amount at risk (2)	14	11
Average attained age of contract holders	79 years	79 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$21,730	$28,788
Net amount at risk (2)	3,699	400
Average attained age of contract holders	73 years	73 years

(1)Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)Represents the amount of death benefit in excess of the account value that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on the Consolidated Balance Sheets:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$132	$121	$117
Changes in reserves	210	31	30
Benefits paid	(58)	(20)	(26)
Balance as of end-of-year	$284	$132	$121

Variable Annuity Contracts

Account values of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2022	2021
Asset Type
Domestic equity	$58,640	$77,290
International equity	15,959	21,223
Fixed income	35,982	45,231
Total	$110,581	$143,744

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment. Reserves on UL and VUL products with secondary guarantees represented 38% and 37% of total life insurance in-force reserves as of December 31, 2022 and 2021, respectively.

11. Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on the Consolidated Balance Sheets. Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2022	2021	2020
Balance as of beginning-of-year	$6,280	$5,934	$5,552
Reinsurance recoverable	147	151	152
Net balance as of beginning-of-year	6,133	5,783	5,400
Incurred related to:
Current year	3,875	4,026	3,517
Prior years:
Interest	159	141	148
All other incurred (1)	(190)	(271)	(209)
Total incurred	3,844	3,896	3,456
Paid related to:
Current year	(1,951)	(2,074)	(1,707)
Prior years	(1,638)	(1,472)	(1,366)
Total paid	(3,589)	(3,546)	(3,073)
Net balance as of end-of-year	6,388	6,133	5,783
Reinsurance recoverable	143	147	151
Balance as of end-of-year	$6,531	$6,280	$5,934

(1)All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods. As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates. Long-term disability reserves are discounted using rates ranging from 2.5% to 5.0% that vary by year of claim incurral.

12. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2022	2021
Short-Term Debt
Short-term debt (1)	$562	$1,084

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	568	593
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	154	194
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	30
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,269	$2,334

(1)The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2022, were as follows:

2023	$-
2024	50
2025	-
2026	-
2027	-
Thereafter	2,219
Total	$2,269

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

We issued a surplus note of $71 million to LNC in October 2013. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a variable surplus note to a wholly-owned subsidiary of LNC in December 2013 with an initial outstanding principal amount of $287 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps. The outstanding principal amount as of December 31, 2022, was $568 million.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

We issued a surplus note of $30 million to LNC in 2015. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $25 million to LNC in July 2017. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in October 2017. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $375 million to LNC in 2007. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps. The surplus note was amended in 2017 to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2022, was $154 million due to executing our right to repay the surplus note in part to LNC.

We issued a surplus note of $13 million to LNC in 2018. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $28 million to LNC in 2019. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $30 million to LNC in 2020. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2022
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	June 19, 2026	$2,500	$1,635
LOC facility (1)	August 26, 2031	979	948
LOC facility (1)	October 1, 2031	891	891
Total		$4,370	$3,474

(1)Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

During June 2021, LNC entered into an amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving credit facility agreement. The credit facility, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.5 billion and has a commitment termination date of June 19, 2026. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility agreement, as currently in effect, contains:

●Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

●Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $10.0 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after December 1, 2022, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;

●A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and

●Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2022, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2022, we were in compliance with all such covenants.

13. Contingencies and Commitments

Contingencies

Reinsurance Disputes

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, legal proceedings against us. While this may impact the Life Insurance segment, we believe it is unlikely the outcome of these disputes would have a material impact on the consolidated financial statements. For more information about reinsurance, see Note 8.

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2022.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2022, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $190 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety. In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 20, 2017. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs sought to represent classes of policyowners and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. The parties requested an extension of the current case schedule and indicated that plaintiffs anticipate filing a motion for preliminary approval of the class settlement on or before March 24, 2023. The terms of the provisional class settlement remain confidential.

In re: Lincoln National 2017 COI Rate Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Case No. 2:17-cv-04150, is a consolidated litigation matter related to multiple putative class action cases that were consolidated by an order dated March 28, 2018. Plaintiffs purport to own certain universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs sought to represent classes of policyholders and sought damages on their behalf. On August 9, 2022, the court denied plaintiffs’ motion for class certification. The parties participated in a mediation on December 13, 2022, and subsequently reached a settlement. On January 26, 2023, the parties informed the presiding judge of a class settlement in this action, subject to final documentation and court approval. The parties requested an extension of the current case schedule and indicated that plaintiffs anticipate filing a motion for preliminary approval of the class settlement on or before March 24, 2023. The terms of the provisional class settlement remain confidential.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. We are vigorously defending this matter.

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question, and has set a briefing schedule.

Commitments

Leases

As of December 31, 2022 and 2021, we had operating lease ROU assets of $110 million and $134 million, respectively, and associated lease liabilities of $119 million and $140 million, respectively. The weighted-average discount rate was 2.8% and 2.5%, respectively, and the weighted-average remaining lease term was five years as of December 31, 2022 and 2021. Operating lease expense for the years ended December 31, 2022, 2021 and 2020, was $45 million, $41 million and $42 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2022 and 2021, we had finance lease assets of $14 million and $37 million, respectively, and associated finance lease liabilities of $106 million and $175 million, respectively. The accumulated amortization associated with the finance lease assets was $458 million and $436 million as of December 31, 2022 and 2021, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate was 2.9% and 1.4%, respectively, and the weighted-average remaining lease term was one year as of December 31, 2022 and 2021.

Finance lease expense (in millions) was as follows:

	For the Years Ended
	December 31,
	2022	2021	2020
Amortization of finance lease assets (1)	$23	$38	$53
Interest on finance lease liabilities (2)	4	3	6
Total	$27	$41	$59

(1)Amortization of finance lease assets is reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

(2)Interest on finance lease liabilities is reported in interest and debt expense on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended
	December 31,
	2022	2021	2020
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$47	$40	$43
Financing cash flows from finance leases	74	62	53

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$6	$8	$10

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2022, were as follows:

	Operating	Finance
	Leases	Leases
2023	$34	$82
2024	32	18
2025	27	7
2026	23	4
2027	15	-
Thereafter	16	-
Total future minimum lease payments	147	111
Less: Amount representing interest	28	5
Present value of minimum lease payments	$119	$106

As of December 31, 2022, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2022 and 2021, we had $558 million and $375 million, respectively, of financing obligations reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2022, were as follows:

2023	$43
2024	95
2025	127
2026	175
2027	191
Thereafter	-
Total future minimum lease payments	631
Less: Amount representing interest	73
Present value of minimum lease payments	$558

Vulnerability from Concentrations

As of December 31, 2022, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 4 and 8, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(3) million and $(7) million as of December 31, 2022 and 2021, respectively.

14. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

		As Restated
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2022	2021	2020
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$6,315	$8,993	$5,637
Cumulative effect from adoption of new accounting standards	-	-	40
Unrealized holding gains (losses) arising during the year	(24,477)	(4,475)	7,585
Change in foreign currency exchange rate adjustment	(321)	(146)	180
Change in DAC, VOBA, DSI, future contract benefits and other contract holder	7,426	1,818	(3,559)
funds
Income tax benefit (expense)	3,716	600	(901)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(13)	624	(52)
Associated amortization of DAC, VOBA, DSI and DFEL	44	(23)	38
Income tax benefit (expense)	(7)	(126)	3
Balance as of end-of-year	$(7,365)	$6,315	$8,993
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$-	$-	$40
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	-	(40)
Balance as of end-of-year	$-	$-	$-
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$240	$42	$181
Unrealized holding gains (losses) arising during the year	(154)	141	77
Change in foreign currency exchange rate adjustment	312	152	(174)
Change in DAC, VOBA, DSI and DFEL	(29)	7	(23)
Income tax benefit (expense)	(28)	(65)	26
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	103	49	64
Associated amortization of DAC, VOBA, DSI and DFEL	(62)	(2)	(7)
Income tax benefit (expense)	(9)	(10)	(12)
Balance as of end-of-year	$309	$240	$42
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(11)	$(14)	$(22)
Adjustment arising during the year	(6)	4	10
Income tax benefit (expense)	-	(1)	(2)
Balance as of end-of-year	$(17)	$(11)	$(14)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Gross reclassification	$(13)	$624	$(52)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	44	(23)	38	Realized gain (loss)
Reclassification before income
tax benefit (expense)	31	601	(14)	Income (loss) before taxes
Income tax benefit (expense)	(7)	(126)	3	Federal income tax expense (benefit)
Reclassification, net of income tax	$24	$475	$(11)	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$2	$3	$2	Net investment income
Foreign currency contracts	62	48	56	Net investment income
Foreign currency contracts	39	(2)	6	Realized gain (loss)
Total gross reclassifications	103	49	64
Associated amortization of DAC,
VOBA, DSI and DFEL	(62)	(2)	(7)	Commissions and other expenses
Reclassifications before income
tax benefit (expense)	41	47	57	Income (loss) before taxes
Income tax benefit (expense)	(9)	(10)	(12)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$32	$37	$45	Net income (loss)

15. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Fixed maturity AFS securities:
Gross gains	$37	$660	$26
Gross losses	(50)	(36)	(78)
Credit loss benefit (expense) (1)	(14)	(11)	(25)
Realized gain (loss) on equity securities (2)	12	41	8
Credit loss benefit (expense) on mortgage loans on real estate	(3)	111	(117)
Credit loss benefit (expense) on reinsurance-related assets (3)	(126)	2	-
Realized gain (loss) on the mark-to-market on certain instruments (4)(5)	683	169	(142)
Other gain (loss) on investments	(35)	-	(7)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(18)	(25)	31
Total realized gain (loss) related to financial instruments
and reinsurance-related assets	486	911	(304)
Indexed annuity and IUL contracts net derivative results: (6)
Gross gain (loss)	74	22	38
Associated amortization of DAC, VOBA, DSI and DFEL	(56)	4	(26)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(260)	(192)	(205)
Associated amortization of DAC, VOBA, DSI and DFEL	(30)	(34)	(29)
Total realized gain (loss)	$214	$711	$(526)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.

(2)Includes mark-to-market adjustments on equity securities still held of $7 million (as restated), $44 million (as restated) and $8 million for the years ended December 31, 2022, 2021 and 2020, respectively.

(3)See Note 8 for information on credit losses on reinsurance-related assets.

(4)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivative results), reinsurance-related embedded derivatives, mortgage loans on real estate accounted for under the fair value option and trading securities. See Notes 1 and 8 for information regarding modified coinsurance.

(5)Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(24) million, $3 million and $(24) million for the years ended December 31, 2022, 2021 and 2020, respectively.

(6)Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

16. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Commissions	$2,201	$2,227	$2,193
General and administrative expenses	2,200	2,187	2,014
Expenses associated with reserve financing and LOCs	60	57	55
DAC and VOBA deferrals and interest, net of amortization	(466)	235	(144)
Broker-dealer expenses	419	441	378
Specifically identifiable intangible asset amortization	37	37	37
Taxes, licenses and fees	348	350	336
Transaction and integration costs related to mergers, acquisitions and divestitures	-	14	20
Total	$4,799	$5,548	$4,889

17. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2022 and 2021. We do not expect to be required to make any contributions to these pension plans in 2023. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $(2) million, $1 million and $4 million during 2022, 2021 and 2020, respectively, which was reported within commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). In 2023, we expect the plans to make benefit payments of approximately $10 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2022	2021	2022	2021

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$77	$108	$9	$8
Projected benefit obligation	82	107	6	9
Funded status	$(5)	$1	$3	$(1)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$4	$3	$-
Other liabilities	(5)	(3)	-	(1)
Net amount recognized	$(5)	$1	$3	$(1)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	5.66%	3.07%	5.70%	3.10%
Net periodic benefit cost:
Weighted-average discount rate	3.07%	2.95%	3.73%	2.96%
Expected return on plan assets	5.00%	4.25%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2022, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2022	2021

Fixed maturity securities:
Corporate bonds	$33	$49
U.S. government bonds	17	20
CMBS	2	2
Common stock	22	32
Cash and invested cash	3	5
Other investments	9	8
Total	$86	$116

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $(35) million, $(28) million and $(9) million for the years ended December 31, 2022, 2021 and 2020, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $99 million, $104 million and $97 million, for the years ended December 31, 2022, 2021 and 2020, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $12 million, $18 million and $35 million for the years ended December 31, 2022, 2021 and 2020, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2022	2021
Total liabilities (1)	$623	$755
Investments dedicated to fund liabilities (2)	206	254

(1)Reported in other liabilities on the Consolidated Balance Sheets.

(2)Reported in other assets on the Consolidated Balance Sheets.

18. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2022	2021	2020
Stock options	$6	$8	$9
Performance shares	9	17	5
RSUs	33	33	34
Total	$48	$58	$48

Recognized tax benefit	$11	$12	$10

19. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2022	2021
U.S. capital and surplus	$8,507	$8,647

	For the Years Ended December 31,
	2022	2021	2020
U.S. net gain (loss) from operations, after-tax	$1,708	$(1,285)	$(247)
U.S. net income (loss)	1,965	(569)	53
U.S. dividends to LNC holding company	645	1,910	660

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP.  The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account values.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2022 and 2021. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2022 and 2021. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2022 and 2021. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2022	2021
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$3	$6
Conservative valuation rate on certain annuities	(36)	(40)
Calculation of reserves using continuous CARVM	(1)	-
Conservative Reg 213 reserves on variable annuity and individual life contracts	(37)	(27)
State Permitted Practice
Derivative instruments and equity indexed reserves	14	(113)
Assets in group fixed annuity contracts held at general account values	436	-
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,838	1,847
LLC notes and variable value surplus notes	1,547	1,616
Excess of loss reinsurance agreements	549	493

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2022, the Company’s RBC ratio was in excess of three times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $1.7 billion in 2023 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As Restated
	As of December 31, 2022		As of December 31, 2021
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$99,465	$99,465	$117,476	$117,476
Trading securities	3,446	3,446	4,405	4,405
Equity securities	427	427	371	371
Mortgage loans on real estate	18,211	16,477	17,893	18,599
Derivative investments	3,519	3,519	5,697	5,697
Other investments	3,577	3,577	3,435	3,435
Cash and invested cash	2,499	2,499	2,331	2,331
Other assets:
GLB direct embedded derivatives	1,697	1,697	1,967	1,967
GLB ceded embedded derivatives	29	29	56	56
Reinsurance-related embedded derivatives	681	681	-	-
Indexed annuity ceded embedded derivatives	525	525	528	528
LPR ceded derivative	212	212	318	318
Separate account assets	143,536	143,536	182,583	182,583

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(4,783)	(4,783)	(6,131)	(6,131)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,686)	(1,686)	(1,788)	(1,788)
Account values of certain investment contracts	(43,545)	(34,244)	(41,164)	(47,828)
Short-term debt	(562)	(562)	(1,084)	(1,084)
Long-term debt	(2,269)	(2,166)	(2,334)	(2,675)
Other liabilities:
Reinsurance-related embedded derivatives	-	-	(578)	(578)
Derivative liabilities	(254)	(254)	(281)	(281)
GLB ceded embedded derivatives	(1,721)	(1,721)	(2,018)	(2,018)

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2022 and 2021, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

The fair value and aggregate contractual principal for mortgage loans on real estate where the fair value option was elected (in millions) were as follows:

	As of December 31,
	2022	2021
Fair value	$487	$739
Aggregate contractual principal	514	742

As of December 31, 2022 and 2021, no loans for which the fair value option was elected were in non-accrual status, and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2022 or 2021.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As Restated
	As of December 31, 2022
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,980	$5,186	$79,166
U.S. government bonds	332	19	-	351
State and municipal bonds	-	4,850	35	4,885
Foreign government bonds	-	311	-	311
RMBS	-	1,835	1	1,836
CMBS	-	1,667	-	1,667
ABS	-	9,782	1,117	10,899
Hybrid and redeemable preferred securities	40	261	49	350
Trading securities	-	2,865	581	3,446
Equity securities	-	274	153	427
Mortgage loans on real estate	-	-	487	487
Derivative investments (1)	-	5,929	605	6,534
Other investments – short-term investments	-	30	-	30
Cash and invested cash	-	2,499	-	2,499
Other assets:
GLB direct embedded derivatives	-	-	1,697	1,697
GLB ceded embedded derivatives	-	-	29	29
Reinsurance-related embedded derivatives	-	681	-	681
Indexed annuity ceded embedded derivatives	-	-	525	525
LPR ceded derivative	-	-	212	212
Separate account assets	412	143,124	-	143,536
Total assets	$784	$248,107	$10,677	$259,568

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(4,783)	$(4,783)
Other liabilities:
Derivative liabilities (1)	-	(2,666)	(603)	(3,269)
GLB ceded embedded derivatives	-	-	(1,721)	(1,721)
Total liabilities	$-	$(2,666)	$(7,107)	$(9,773)

	As Restated
	As of December 31, 2021
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$88,622	$8,801	$97,423
U.S. government bonds	395	5	-	400
State and municipal bonds	-	6,377	-	6,377
Foreign government bonds	-	382	41	423
RMBS	-	2,302	3	2,305
CMBS	-	1,590	-	1,590
ABS	-	7,636	870	8,506
Hybrid and redeemable preferred securities	53	309	90	452
Trading securities	32	3,545	828	4,405
Equity securities	7	273	91	371
Mortgage loans on real estate	-	-	739	739
Derivative investments (1)	-	9,626	149	9,775
Other investments – short-term investments	-	114	-	114
Cash and invested cash	-	2,331	-	2,331
Other assets:
GLB direct embedded derivatives	-	-	1,967	1,967
GLB ceded embedded derivatives	-	-	56	56
Indexed annuity ceded embedded derivatives	-	-	528	528
LPR ceded derivative	-	-	318	318
Separate account assets	646	181,929	-	182,575
Total assets	$1,133	$305,041	$14,481	$320,655

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(6,131)	$(6,131)
Other liabilities:
Reinsurance-related embedded derivatives	-	(578)	-	(578)
Derivative liabilities (1)	-	(4,231)	(128)	(4,359)
GLB ceded embedded derivatives	-	-	(2,018)	(2,018)
Total liabilities	$-	$(4,809)	$(8,277)	$(13,086)

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	As Restated
	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$8,801	$1	$(1,542)	$592	$(2,666)	$5,186
State and municipal bonds	-	-	(1)	-	36	35
Foreign government bonds	41	-	(6)	(30)	(5)	-
RMBS	3	-	1	21	(24)	1
CMBS	-	-	-	17	(17)	-
ABS	870	-	(113)	676	(316)	1,117
Hybrid and redeemable preferred
securities	90	(4)	(21)	(12)	(4)	49
Trading securities	828	(80)	-	(152)	(15)	581
Equity securities	91	52	-	25	(15)	153
Mortgage loans on real estate	739	(20)	(5)	(227)	-	487
Derivative investments	21	2	(6)	-	(15)	2
Other assets:
GLB direct embedded derivatives (3)	1,967	(270)	-	-	-	1,697
GLB ceded embedded derivatives (3)	56	(27)	-	-	-	29
Indexed annuity ceded embedded
derivatives (3)	528	(215)	-	212	-	525
LPR ceded derivative (4)	318	(106)	-	-	-	212
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(6,131)	1,975	-	(627)	-	(4,783)
Other liabilities – GLB ceded embedded
derivatives (3)	(2,018)	297	-	-	-	(1,721)
Total, net	$6,204	$1,605	$(1,693)	$495	$(3,041)	$3,570

	As Restated
	For the Year Ended December 31, 2021
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$7,761	$3	$(182)	$1,189	$30	$8,801
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	74	-	(11)	80	(102)	41
RMBS	2	-	-	2	(1)	3
CMBS	1	(1)	-	8	(8)	-
ABS	570	1	(9)	602	(294)	870
Hybrid and redeemable preferred
securities	103	-	25	(38)	-	90
Trading securities	643	(3)	-	210	(22)	828
Equity securities	57	38	-	(4)	-	91
Mortgage loans on real estate	832	11	5	(109)	-	739
Derivative investments	1,542	1,255	(3)	(139)	(2,634)	21
Other assets:
GLB direct embedded derivatives (3)	450	1,517	-	-	-	1,967
GLB ceded embedded derivatives (3)	82	(26)	-	-	-	56
Indexed annuity ceded embedded
derivatives (3)	550	87	-	(109)	-	528
LPR ceded derivative (4)	-	-	-	-	318	318
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(3,594)	(2,709)	-	172	-	(6,131)
Other liabilities – GLB ceded embedded
derivatives (3)	(531)	(1,487)	-	-	-	(2,018)
Total, net	$8,547	$(1,314)	$(175)	$1,859	$(2,713)	$6,204

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net	Value
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,978	$(7)	$281	$435	$74	$7,761
U.S. government bonds	5	-	-	-	-	5
Foreign government bonds	90	-	3	(19)	-	74
RMBS	11	-	-	-	(9)	2
CMBS	1	-	-	-	-	1
ABS	268	-	10	495	(203)	570
Hybrid and redeemable preferred
securities	78	-	(2)	9	18	103
Trading securities	666	10	-	(32)	(1)	643
Equity securities	30	4	-	18	5	57
Mortgage loans on real estate	-	(1)	(10)	56	787	832
Derivative investments	868	986	267	(363)	(216)	1,542
Other assets: (3)
GLB direct embedded derivatives	450	-	-	-	-	450
GLB ceded embedded derivatives	60	22	-	-	-	82
Indexed annuity ceded embedded derivatives	927	538	-	(915)	-	550
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (3)	(2,585)	(1,009)	-	-	-	(3,594)
Other liabilities – GLB ceded embedded
derivatives (3)	(510)	(21)	-	-	-	(531)
Total, net	$7,337	$522	$549	$(316)	$455	$8,547

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).

(2)Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

(3)Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

(4)Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,335	$(398)	$(81)	$(231)	$(33)	$592
Foreign government bonds	-	-	(30)	-	-	(30)
RMBS	21	-	-	-	-	21
CMBS	17	-	-	-	-	17
ABS	918	-	-	(235)	(7)	676
Hybrid and redeemable preferred
securities	-	-	-	-	(12)	(12)
Trading securities	287	(229)	-	(210)	-	(152)
Equity securities	34	(9)	-	-	-	25
Mortgage loans on real estate	15	-	-	(242)	-	(227)
Other assets – indexed annuity ceded
embedded derivatives	124	-	-	88	-	212
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(710)	-	-	83	-	(627)
Total, net	$2,041	$(636)	$(111)	$(747)	$(52)	$495

	For the Year Ended December 31, 2021
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,861	$(110)	$(109)	$(423)	$(30)	$1,189
U.S. government bonds	-	-	(5)	-	-	(5)
Foreign government bonds	80	-	-	-	-	80
RMBS	2	-	-	-	-	2
CMBS	8	-	-	-	-	8
ABS	835	-	-	(233)	-	602
Hybrid and redeemable preferred
securities	12	(20)	-	-	(30)	(38)
Trading securities	383	(25)	-	(148)	-	210
Equity securities	6	(10)	-	-	-	(4)
Mortgage loans on real estate	96	(101)	(26)	(78)	-	(109)
Derivative investments	174	(124)	(189)	-	-	(139)
Other assets – indexed annuity ceded
embedded derivatives	55	-	-	(164)	-	(109)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(400)	-	-	572	-	172
Total, net	$3,112	$(390)	$(329)	$(474)	$(60)	$1,859

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,123	$(318)	$(43)	$(195)	$(132)	$435
Foreign government bonds	-	-	(19)	-	-	(19)
ABS	571	-	-	(76)	-	495
Hybrid and redeemable preferred
securities	13	(4)	-	-	-	9
Trading securities	300	(126)	(40)	(166)	-	(32)
Equity securities	20	(2)	-	-	-	18
Mortgage loans on real estate	71	(15)	-	-	-	56
Derivative investments	520	(412)	(471)	-	-	(363)
Other assets – indexed annuity ceded
embedded derivatives	25	-	-	(940)	-	(915)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	284	-	-
Total, net	$2,359	$(877)	$(573)	$(1,093)	$(132)	$(316)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Trading securities (1)	$(81)	$4	$-
Equity securities (1)	54	40	-
Mortgage loans on real estate (1)	(20)	12	-
Derivative investments (1)	2	1,051	536
Other assets – LPR ceded derivative (2)	(106)	-	-
Embedded derivatives: (1)
Indexed annuity and IUL contracts	(95)	44	634
Other assets – GLB direct and ceded	486	2,315	671
Other liabilities – GLB ceded	(483)	(2,310)	(671)
Total, net	$(243)	$1,156	$1,170

(1)Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

(2)Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Fixed maturity AFS securities:
Corporate bonds	$(1,553)	$(183)	$60
State and municipal bonds	(1)	-	-
Foreign government bonds	(7)	(10)	4
ABS	(115)	(9)	5
Hybrid and redeemable preferred
securities	(21)	26	(3)
Mortgage loans on real estate	(5)	4	-
Total, net	$(1,702)	$(172)	$66

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

1
	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$296	$(2,962)	$(2,666)
State and municipal bonds	36	-	36
Foreign government bonds	-	(5)	(5)
RMBS	-	(24)	(24)
CMBS	-	(17)	(17)
ABS	16	(332)	(316)
Hybrid and redeemable preferred securities	-	(4)	(4)
Trading securities	4	(19)	(15)
Equity securities	-	(15)	(15)
Derivative investments	-	(15)	(15)
Total, net	$352	$(3,393)	$(3,041)

	For the Year Ended December 31, 2021
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$164	$(134)	$30
Foreign government bonds	-	(102)	(102)
RMBS	-	(1)	(1)
CMBS	-	(8)	(8)
ABS	36	(330)	(294)
Trading securities	12	(34)	(22)
Derivative investments	24	(2,658)	(2,634)
Other assets – LPR ceded derivative	318	-	318
Total, net	$554	$(3,267)	$(2,713)

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$290	$(216)	$74
RMBS	1	(10)	(9)
ABS	-	(203)	(203)
Hybrid and redeemable preferred securities	18	-	18
Trading securities	1	(2)	(1)
Equity securities	5	-	5
Mortgage loans on real estate	787	-	787
Derivative investments	-	(216)	(216)
Total, net	$1,102	$(647)	$455

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2022, 2021 and 2020, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds and ABS for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. In 2021, transfers out of Level 3 included derivative instruments for which we changed valuation techniques. This change in valuation technique was primarily from unobservable inputs in counterparty models to a mathematical model provided by a third party. These updated valuation techniques are considered industry standard and provide us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2022:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$201	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	-	4.2%	2.1%
State and municipal
bonds	35	Discounted cash flow	Liquidity/duration adjustment (2)	1.2%	-	2.4%	2.3%
ABS	15	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	-	1.4%	1.4%
Hybrid and redeemable
preferred securities	3	Discounted cash flow	Liquidity/duration adjustment (2)	1.5%	-	1.5%	1.5%
Equity securities	4	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	-	4.5%	4.5%
Other assets:
GLB direct and ceded
embedded derivatives	1,726	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.35%	-	2.41%	1.73%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.47%

Indexed annuity ceded
embedded derivatives	525	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)

LPR ceded derivative	212	Discounted cash flow	Long-term lapse rate (3)	0%	-	1.55%	(10)
			NPR (6)	0.35%	-	2.41%	1.75%
			Mortality rate (7)			(9)	(10)

Liabilities
Future contract benefits –
indexed annuity contracts
embedded derivatives	$(4,845)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB ceded embedded
derivatives	(1,721)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.35%	-	2.41%	1.73%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.47%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.

(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapse rates during the surrender charge period.

(4)

The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input for direct and ceded embedded derivatives was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption. The NPR input for LPR ceded derivative was weighted using a simple average.

(7)The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

(10)A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

●Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.

●Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

●LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in an increase in the fair value measurement.

●GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

21. Segment Information

We provide products and services and report results through our Life Insurance, Annuities, Group Protection and Retirement Plan Services segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Life Insurance segment focuses on the creation and protection of wealth through life insurance products, including term insurance, both single (including UL, corporate-owned UL and VUL and bank-owned UL and VUL products) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities, fixed (including indexed) annuities and indexed variable annuities.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes investments related to our excess capital; benefit plan obligations; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; Spark program expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

●Realized gains and losses associated with the following (“excluded realized gain (loss)”):

◾Sales or disposals and impairments of financial assets;

◾Changes in the fair value of equity securities;

◾Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);

◾GLB rider fees ceded to LNBAR;

◾The net valuation premium of the GLB attributed rider fees; and

◾Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);

●Changes in reserves resulting from benefit ratio unlocking on our GLB riders and VUL products with secondary guarantees (“benefit ratio unlocking”);

●Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

●Gains (losses) on modification or early extinguishment of debt;

●Losses from the impairment of intangible assets;

●Income (loss) from discontinued operations;

●Transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; and

●Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

●Excluded realized gain (loss);

●Revenue adjustments from the initial adoption of new accounting standards;

●Amortization of DFEL arising from changes in benefit ratio unlocking; and

●Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Revenues
Operating revenues:
Life Insurance	$6,694	$7,700	$7,086
Annuities	4,372	4,565	4,067
Group Protection	5,303	4,994	4,792
Retirement Plan Services	1,258	1,307	1,197
Other Operations	133	158	166
Excluded realized gain (loss), pre-tax	8	504	(742)
Amortization of DFEL associated with benefit ratio unlocking, pre-tax	2	-	-
Total revenues	$17,770	$19,228	$16,566

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Net Income (Loss)
Income (loss) from operations:
Life Insurance	$(1,841)	$530	$(12)
Annuities	1,308	1,325	1,125
Group Protection	101	(128)	42
Retirement Plan Services	198	223	157
Other Operations	(376)	(242)	(161)
Excluded realized gain (loss), after-tax	6	397	(586)
Benefit ratio unlocking, after-tax	(47)	15	4
Impairment of intangibles	(634)	-	-
Net impact from the Tax Cuts and Jobs Act	-	-	37
Transaction and integration costs related to mergers,
acquisitions and divestitures, after-tax	-	(11)	(15)
Net income (loss)	$(1,285)	$2,109	$591

Other segment information (in millions) was as follows:

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Net Investment Income
Life Insurance	$2,464	$3,054	$2,689
Annuities	1,386	1,314	1,192
Group Protection	333	364	329
Retirement Plan Services	966	982	924
Other Operations	125	125	130
Total net investment income	$5,274	$5,839	$5,264

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Amortization of DAC and VOBA, Net of Interest
Life Insurance	$537	$1,029	$768
Annuities	249	433	376
Group Protection	106	107	114
Retirement Plan Services	17	31	28
Total amortization of DAC and VOBA, net of interest	$909	$1,600	$1,286

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Federal Income Tax Expense (Benefit)
Life Insurance	$(520)	$120	$(28)
Annuities	224	252	187
Group Protection	28	(34)	11
Retirement Plan Services	32	46	21
Other Operations	(85)	(70)	(51)
Excluded realized gain (loss)	2	107	(155)
Benefit ratio unlocking	(12)	4	1
Net impact from the Tax Cuts and Jobs Act	-	-	(37)
Transaction and integration costs related to mergers,
acquisitions and divestitures	(1)	(5)	(5)
Total federal income tax expense (benefit)	$(332)	$420	$(56)

	As Restated
	As of December 31,
	2022	2021
Assets
Life Insurance	$98,540	$106,977
Annuities	166,261	200,833
Group Protection	9,802	10,519
Retirement Plan Services	41,909	47,633
Other Operations	21,754	25,556
Total assets	$338,266	$391,518

22. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

		As Restated
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2022	2021	2020
Interest paid	$126	$115	$127
Income taxes paid (received)	(61)	29	78
Significant non-cash investing transactions:
Equity securities received in exchange of fixed maturity AFS securities	-	-	17
Significant non-cash financing transactions:
Net increase (decrease) in fixed maturity AFS securities and
accrued investment income in connection with reinsurance transactions	54	(3,700)	58

23. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

		As Restated
	As of	As of
	December 31,	December 31,
	2022	2021
Assets with affiliates:
Inter-company notes	$1,216	$1,474	Fixed maturity AFS securities
Ceded reinsurance contracts	(67)	(150)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	13	11	Accrued investment income
Ceded reinsurance contracts	4,388	2,867	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	676	529	Other assets
Cash management agreement	124	3,854	Other assets
Service agreement receivable	6	64	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	16	21	Future contract benefits
Assumed reinsurance contracts	361	364	Other contract holder funds
Ceded reinsurance contracts	(7)	(37)	Other contract holder funds
Inter-company short-term debt	562	1,084	Short-term debt
Inter-company long-term debt	2,269	2,334	Long-term debt
Ceded reinsurance contracts	4,421	7,467	Other liabilities
Accrued inter-company interest payable	15	4	Other liabilities
Service agreement payable	41	35	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	As Restated		For the
	For the Years Ended		Year Ended
	December 31,		December 31,
	2022	2021	2020
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(449)	$(463)	$(439)	Insurance premiums
Fees for management of general account	(140)	(138)	(140)	Net investment income
Net investment income on ceded funds withheld treaties	(161)	(113)	(119)	Net investment income
Net investment income on inter-company notes	40	29	40	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	282	(1,305)	(30)	Realized gain (loss)
Other gains (losses)	631	94	(175)	Realized gain (loss)
Reinsurance-related settlements	(1,068)	1,626	193	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts	3	3	3	Amortization of deferred gain
				(loss) on business sold
				through reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	47	48	45	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(1,715)	(443)	(585)	Benefits
Ceded reinsurance contracts	(86)	-	(1)	Commissions and other
				expenses
Service agreement payments (receipts)	(53)	(29)	(17)	Commissions and other
				expenses
Interest expense on inter-company debt	120	107	116	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2022.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account values, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 8, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 5, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. As of December 31, 2022 and 2021, the LOCs of which we are the beneficiary aggregated to $1.5 billion and $1 million, respectively.

24. Quarterly Results of Operations (Unaudited)

As further described in Note 1, the previously reported financial information for all quarters in 2022 and 2021 has been restated and is reflected in the tables that follow.  See “Restatement of Previously Issued Consolidated Financial Statements – Description of Misstatements” in Note 1 for a description of the restatement adjustments.  The unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair statement of the results for the interim periods presented.  Restated amounts are computed independently for each quarter presented; therefore, the sum of the quarterly amounts may not equal the total amount for the respective year due to rounding.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As Restated
	As of	As of	As of
	March 31,	June 30,	September 30,
	2021	2021	2021
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: $104,684, $105,530 and $106,752 at March 31, 2021,
June 30, 2021 and September 30, 2021, respectively; allowance for credit losses: $14, $9 and $17 at March 31, 2021, June 30, 2021 and
September 30, 2021, respectively)	$115,695	$120,452	$120,794
Trading securities	4,287	4,154	4,114
Equity securities	142	191	260
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: $874, $818 and $792 at March 31, 2021, June 30,
2021 and September 30, 2021, respectively)	17,159	17,487	17,633
Policy loans	2,487	2,395	2,364
Derivative investments	3,482	4,729	5,075
Other investments	3,023	3,221	3,302
Total investments	146,275	152,629	153,542
Cash and invested cash	1,086	1,914	2,194
Deferred acquisition costs and value of business acquired	7,606	6,207	5,918
Accrued investment income	1,255	1,215	1,251
Reinsurance recoverables, net of allowance for credit losses	18,583	18,257	18,207
Goodwill	1,778	1,778	1,778
Other assets	21,930	22,871	22,941
Separate account assets	171,339	178,795	175,667
Total assets	$369,852	$383,666	$381,498

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$38,941	$39,621	$40,016
Other contract holder funds	106,461	108,249	108,765
Short-term debt	568	457	483
Long-term debt	2,332	2,332	2,333
Payables for collateral on investments	7,593	8,192	8,378
Other liabilities	20,415	21,934	22,308
Separate account liabilities	171,339	178,795	175,667
Total liabilities	347,649	359,580	357,950

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,919	11,930	11,940
Retained earnings	4,444	4,595	4,664
Accumulated other comprehensive income (loss)	5,840	7,561	6,944
Total stockholder’s equity	22,203	24,086	23,548
Total liabilities and stockholder’s equity	$369,852	$383,666	$381,498

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As Restated
	As of	As of	As of
	March 31,	June 30,	September 30,
	2022	2022	2022
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: $106,939, $108,963 and $110,323 at March 31, 2022,
June 30, 2022 and September 30, 2022, respectively; allowance for credit losses: $20, $12 and $18 at March 31, 2022, June 30, 2022 and
September 30, 2022, respectively)	$109,889	$102,954	$97,391
Trading securities	4,313	3,760	3,527
Equity securities	393	412	427
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: $537, $528 and $495 at March 31, 2022, June 30,
2022 and September 30, 2022, respectively)	17,795	17,830	17,975
Policy loans	2,325	2,355	2,333
Derivative investments	4,574	3,167	3,398
Other investments	3,521	3,782	3,620
Total investments	142,810	134,260	128,671
Cash and invested cash	1,722	1,277	1,291
Deferred acquisition costs and value of business acquired	8,689	11,832	13,765
Accrued investment income	1,209	1,196	1,238
Reinsurance recoverables, net of allowance for credit losses	22,870	23,554	24,256
Goodwill	1,778	1,778	1,144
Other assets	22,284	20,447	21,560
Separate account assets	168,879	145,791	137,295
Total assets	$370,241	$340,135	$329,220

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$39,186	$38,735	$41,162
Other contract holder funds	112,399	114,652	117,756
Short-term debt	737	698	771
Long-term debt	2,311	2,267	2,267
Payables for collateral on investments	8,905	7,525	6,855
Other liabilities	19,524	17,378	16,635
Separate account liabilities	168,879	145,791	137,295
Total liabilities	351,941	327,046	322,741

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,948	12,020	12,114
Retained earnings	4,799	4,962	2,398
Accumulated other comprehensive income (loss)	1,553	(3,893)	(8,033)
Total stockholder’s equity	18,300	13,089	6,479
Total liabilities and stockholder’s equity	$370,241	$340,135	$329,220

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	As Restated
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2021	2021	2021	2021
Revenues
Insurance premiums	$1,324	$1,334	$1,341	$1,360
Fee income	1,529	1,603	1,931	1,567
Net investment income	1,446	1,509	1,510	1,374
Realized gain (loss)	212	(169)	(32)	700
Amortization of deferred gain on business sold through
reinsurance	7	7	8	10
Other revenues	170	162	149	176
Total revenues	4,688	4,446	4,907	5,187
Expenses
Interest credited	738	740	742	691
Benefits	2,183	1,848	1,839	2,169
Commissions and other expenses	1,171	1,260	1,841	1,276
Interest and debt expense	29	28	29	28
Spark program expense	13	21	22	31
Total expenses	4,134	3,897	4,473	4,195
Income (loss) before taxes	554	549	434	992
Federal income tax expense (benefit)	97	83	65	176
Net income (loss)	457	466	369	816
Other comprehensive income (loss), net of tax	(3,181)	1,721	(617)	(400)
Comprehensive income (loss)	$(2,724)	$2,187	$(248)	$416

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	As Restated
	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
	2022	2022	2022	2022
Revenues
Insurance premiums	$1,406	$1,436	$1,496	$1,503
Fee income	1,502	1,446	1,438	1,397
Net investment income	1,352	1,338	1,241	1,343
Realized gain (loss)	257	70	11	(124)
Amortization of deferred gain on business sold through
reinsurance	10	10	9	8
Other revenues	154	133	162	172
Total revenues	4,681	4,433	4,357	4,299
Expenses
Interest credited	691	701	717	740
Benefits	2,199	2,051	4,498	2,053
Commissions and other expenses	1,191	1,077	1,205	1,326
Interest and debt expense	29	31	36	41
Spark program expense	31	44	44	48
Impairment of intangibles	-	-	634	-
Total expenses	4,141	3,904	7,134	4,208
Income (loss) before taxes	540	529	(2,777)	91
Federal income tax expense (benefit)	82	86	(488)	(14)
Net income (loss)	458	443	(2,289)	105
Other comprehensive income (loss), net of tax	(4,991)	(5,446)	(4,140)	960
Comprehensive income (loss)	$(4,533)	$(5,003)	$(6,429)	$1,065

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(Unaudited, in millions)

	As Restated
	For the Three Months Ended
	March 31,	June 30,	September 30,
	2021	2021	2021
Common Stock
Balance as of beginning-of-period	$11,853	$11,919	$11,930
Capital contribution from Lincoln National Corporation	65	-	-
Stock compensation/issued for benefit plans	1	11	10
Balance as of end-of-period	11,919	11,930	11,940

Retained Earnings
Balance as of beginning-of-period	4,167	4,444	4,595
Net income (loss)	457	466	369
Dividends paid to Lincoln National Corporation	(180)	(315)	(300)
Balance as of end-of-period	4,444	4,595	4,664

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	9,021	5,840	7,561
Other comprehensive income (loss), net of tax	(3,181)	1,721	(617)
Balance as of end-of-period	5,840	7,561	6,944
Total stockholder’s equity as of end-of-period	$22,203	$24,086	$23,548

	As Restated
	For the Three Months Ended
	March 31,	June 30,	September 30,
	2022	2022	2022
Common Stock
Balance as of beginning-of-period	$11,950	$11,948	$12,020
Capital contribution from Lincoln National Corporation	-	65	80
Stock compensation/issued for benefit plans	(2)	7	14
Balance as of end-of-period	11,948	12,020	12,114

Retained Earnings
Balance as of beginning-of-period	4,366	4,799	4,962
Net income (loss)	458	443	(2,289)
Dividends paid to Lincoln National Corporation	(25)	(280)	(275)
Balance as of end-of-period	4,799	4,962	2,398

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	6,544	1,553	(3,893)
Other comprehensive income (loss), net of tax	(4,991)	(5,446)	(4,140)
Balance as of end-of-period	1,553	(3,893)	(8,033)
Total stockholder’s equity as of end-of-period	$18,300	$13,089	$6,479

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	As Restated
	Three	Six	Nine
	Months	Months	Months
	Ended	Ended	Ended
	March 31,	June 30,	September 30,
	2021	2021	2021
Cash Flows from Operating Activities
Net income (loss)	$457	$923	$1,292
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(212)	(43)	(11)
Sales and maturities (purchases) of trading securities, net	118	230	239
Amortization of deferred gain (loss) on business sold through reinsurance	(7)	(14)	(22)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	50	106	325
Premiums and fees receivable	(163)	(98)	(99)
Accrued investment income	(51)	(11)	(44)
Insurance liabilities and reinsurance-related balances	(263)	5	(301)
Accrued expenses	(35)	35	200
Federal income tax accruals	97	167	233
Cash management agreement	(182)	(1,223)	(1,367)
Other	(203)	(219)	(226)
Net cash provided by (used in) operating activities	(394)	(142)	219
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(3,803)	(8,212)	(11,776)
Sales of available-for-sale securities and equity securities	592	1,277	1,441
Maturities of available-for-sale securities	1,862	4,570	6,897
Purchases of alternative investments	(163)	(360)	(504)
Sales and repayments of alternative investments	54	128	258
Issuance of mortgage loans on real estate	(868)	(1,609)	(2,188)
Repayment and maturities of mortgage loans on real estate	398	846	1,267
Repayment (issuance) of policy loans, net	(76)	16	47
Net change in collateral on investments, derivatives and related settlements	987	1,704	2,132
Other	(30)	(67)	(181)
Net cash provided by (used in) investing activities	(1,047)	(1,707)	(2,607)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	65	65
Payment of long-term debt, including current maturities	(60)	(60)	(60)
Issuance (payment) of short-term debt	71	(40)	(14)
Proceeds from certain financing arrangements	-	50	50
Deposits of fixed account values, including the fixed portion of variable	3,136	6,370	9,138
Withdrawals of fixed account values, including the fixed portion of variable	(1,764)	(3,260)	(4,935)
Transfers from (to) separate accounts, net	(130)	(255)	(254)
Common stock issued for benefit plans	(10)	(11)	(12)
Dividends paid to Lincoln National Corporation	(180)	(495)	(795)
Other	(63)	(63)	(63)
Net cash provided by (used in) financing activities	1,065	2,301	3,120
Net increase (decrease) in cash, invested cash and restricted cash	(376)	452	732
Cash, invested cash and restricted cash as of beginning-of-year	1,462	1,462	1,462
Cash, invested cash and restricted cash as of end-of-period	$1,086	$1,914	$2,194

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	As Restated
	Three	Six	Nine
	Months	Months	Months
	Ended	Ended	Ended
	March 31,	June 30,	September 30,
	2022	2022	2022
Cash Flows from Operating Activities
Net income (loss)	$458	$900	$(1,389)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(257)	(327)	(338)
Sales and maturities (purchases) of trading securities, net	(189)	109	164
Amortization of deferred gain (loss) on business sold through reinsurance	(10)	(20)	(29)
Impairment of intangibles	-	-	634
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	24	(10)	3
Premiums and fees receivable	(91)	(71)	(2)
Accrued investment income	(44)	(40)	(77)
Insurance liabilities and reinsurance-related balances	299	81	2,311
Accrued expenses	(229)	(340)	(375)
Federal income tax accruals	82	192	(308)
Cash management agreement	872	2,427	2,803
Other	(3)	224	478
Net cash provided by (used in) operating activities	912	3,125	3,875
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(3,910)	(8,090)	(11,961)
Sales of available-for-sale securities and equity securities	105	236	1,231
Maturities of available-for-sale securities	1,566	3,165	4,339
Purchases of alternative investments	(141)	(300)	(453)
Sales and repayments of alternative investments	130	181	380
Issuance of mortgage loans on real estate	(539)	(1,366)	(1,924)
Repayment and maturities of mortgage loans on real estate	716	1,422	1,866
Repayment (issuance) of policy loans, net	25	(6)	16
Net change in collateral on investments, derivatives and related settlements	(242)	(2,322)	(3,667)
Other	(76)	(93)	(83)
Net cash provided by (used in) investing activities	(2,366)	(7,173)	(10,256)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	-	65	145
Payment of long-term debt, including current maturities	-	(40)	(40)
Issuance (payment) of short-term debt	(347)	(385)	(313)
Payment related to sale-leaseback transactions	(4)	(47)	(52)
Proceeds from certain financing arrangements	-	53	53
Deposits of fixed account values, including the fixed portion of variable	3,041	6,892	11,049
Withdrawals of fixed account values, including the fixed portion of variable	(1,873)	(3,334)	(4,970)
Transfers from (to) separate accounts, net	70	116	71
Common stock issued for benefit plans	(17)	(21)	(21)
Dividends paid to Lincoln National Corporation	(25)	(305)	(580)
Other	-	-	(1)
Net cash provided by (used in) financing activities	845	2,994	5,341
Net increase (decrease) in cash, invested cash and restricted cash	(609)	(1,054)	(1,040)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	2,331	2,331
Cash, invested cash and restricted cash as of end-of-period	$1,722	$1,277	$1,291

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of March 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $104,684; allowance for credit losses: 2021 - $14)	$115,695	$-	$115,695
Trading securities	4,308	(21)	4,287
Equity securities	121	21	142
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $874)	17,159	-	17,159
Policy loans	2,487	-	2,487
Derivative investments	3,453	29	3,482
Other investments	3,024	(1)	3,023
Total investments	146,247	28	146,275
Cash and invested cash	1,086	-	1,086
Deferred acquisition costs and value of business acquired	7,606	-	7,606
Accrued investment income	1,255	-	1,255
Reinsurance recoverables, net of allowance for credit losses	18,583	-	18,583
Goodwill	1,778	-	1,778
Other assets	22,344	(414)	21,930
Separate account assets	171,339	-	171,339
Total assets	$370,238	$(386)	$369,852

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$38,940	$1	$38,941
Other contract holder funds	106,461	-	106,461
Short-term debt	568	-	568
Long-term debt	2,332	-	2,332
Payables for collateral on investments	7,593	-	7,593
Other liabilities	20,795	(380)	20,415
Separate account liabilities	171,339	-	171,339
Total liabilities	348,028	(379)	347,649

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,919	-	11,919
Retained earnings	4,451	(7)	4,444
Accumulated other comprehensive income (loss)	5,840	-	5,840
Total stockholder’s equity	22,210	(7)	22,203
Total liabilities and stockholder’s equity	$370,238	$(386)	$369,852

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of June 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $105,530; allowance for credit losses: 2021 - $9)	$120,452	$-	$120,452
Trading securities	4,175	(21)	4,154
Equity securities	170	21	191
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $818)	17,487	-	17,487
Policy loans	2,395	-	2,395
Derivative investments	4,547	182	4,729
Other investments	3,223	(2)	3,221
Total investments	152,449	180	152,629
Cash and invested cash	1,914	-	1,914
Deferred acquisition costs and value of business acquired	6,207	-	6,207
Accrued investment income	1,215	-	1,215
Reinsurance recoverables, net of allowance for credit losses	18,257	-	18,257
Goodwill	1,778	-	1,778
Other assets	23,513	(642)	22,871
Separate account assets	178,795	-	178,795
Total assets	$384,128	$(462)	$383,666

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$39,620	$1	$39,621
Other contract holder funds	108,249	-	108,249
Short-term debt	457	-	457
Long-term debt	2,332	-	2,332
Payables for collateral on investments	8,192	-	8,192
Other liabilities	22,394	(460)	21,934
Separate account liabilities	178,795	-	178,795
Total liabilities	360,039	(459)	359,580

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,930	-	11,930
Retained earnings	4,598	(3)	4,595
Accumulated other comprehensive income (loss)	7,561	-	7,561
Total stockholder’s equity	24,089	(3)	24,086
Total liabilities and stockholder’s equity	$384,128	$(462)	$383,666

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of September 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2021 - $106,752; allowance for credit losses: 2021 - $17)	$120,794	$-	$120,794
Trading securities	4,135	(21)	4,114
Equity securities	239	21	260
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2021 - $792)	17,633	-	17,633
Policy loans	2,364	-	2,364
Derivative investments	4,828	247	5,075
Other investments	3,305	(3)	3,302
Total investments	153,298	244	153,542
Cash and invested cash	2,194	-	2,194
Deferred acquisition costs and value of business acquired	5,917	1	5,918
Accrued investment income	1,251	-	1,251
Reinsurance recoverables, net of allowance for credit losses	18,207	-	18,207
Goodwill	1,778	-	1,778
Other assets	23,564	(623)	22,941
Separate account assets	175,667	-	175,667
Total assets	$381,876	$(378)	$381,498

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,016	$-	$40,016
Other contract holder funds	108,762	3	108,765
Short-term debt	483	-	483
Long-term debt	2,333	-	2,333
Payables for collateral on investments	8,378	-	8,378
Other liabilities	22,683	(375)	22,308
Separate account liabilities	175,667	-	175,667
Total liabilities	358,322	(372)	357,950

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,940	-	11,940
Retained earnings	4,670	(6)	4,664
Accumulated other comprehensive income (loss)	6,944	-	6,944
Total stockholder’s equity	23,554	(6)	23,548
Total liabilities and stockholder’s equity	$381,876	$(378)	$381,498

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of March 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $106,939; allowance for credit losses: 2022 - $20)	$109,921	$(32)	$109,889
Trading securities	4,334	(21)	4,313
Equity securities	340	53	393
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $537)	17,795	-	17,795
Policy loans	2,325	-	2,325
Derivative investments	4,840	(266)	4,574
Other investments	3,527	(6)	3,521
Total investments	143,082	(272)	142,810
Cash and invested cash	1,722	-	1,722
Deferred acquisition costs and value of business acquired	8,688	1	8,689
Accrued investment income	1,209	-	1,209
Reinsurance recoverables, net of allowance for credit losses	22,870	-	22,870
Goodwill	1,778	-	1,778
Other assets	22,490	(206)	22,284
Separate account assets	168,879	-	168,879
Total assets	$370,718	$(477)	$370,241

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$39,186	$-	$39,186
Other contract holder funds	112,387	12	112,399
Short-term debt	737	-	737
Long-term debt	2,311	-	2,311
Payables for collateral on investments	8,905	-	8,905
Other liabilities	20,484	(960)	19,524
Separate account liabilities	168,879	-	168,879
Total liabilities	352,889	(948)	351,941

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,948	-	11,948
Retained earnings	4,330	469	4,799
Accumulated other comprehensive income (loss)	1,551	2	1,553
Total stockholder’s equity	17,829	471	18,300
Total liabilities and stockholder’s equity	$370,718	$(477)	$370,241

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of June 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $108,963; allowance for credit losses: 2022 - $12)	$103,002	$(48)	$102,954
Trading securities	3,778	(18)	3,760
Equity securities	345	67	412
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $528)	17,830	-	17,830
Policy loans	2,355	-	2,355
Derivative investments	3,370	(203)	3,167
Other investments	3,758	24	3,782
Total investments	134,438	(178)	134,260
Cash and invested cash	1,277	-	1,277
Deferred acquisition costs and value of business acquired	11,832	-	11,832
Accrued investment income	1,196	-	1,196
Reinsurance recoverables, net of allowance for credit losses	23,554	-	23,554
Goodwill	1,778	-	1,778
Other assets	20,569	(122)	20,447
Separate account assets	145,791	-	145,791
Total assets	$340,435	$(300)	$340,135

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$38,735	$-	$38,735
Other contract holder funds	114,634	18	114,652
Short-term debt	698	-	698
Long-term debt	2,267	-	2,267
Payables for collateral on investments	7,525	-	7,525
Other liabilities	18,158	(780)	17,378
Separate account liabilities	145,791	-	145,791
Total liabilities	327,808	(762)	327,046

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,020	-	12,020
Retained earnings	4,506	456	4,962
Accumulated other comprehensive income (loss)	(3,899)	6	(3,893)
Total stockholder’s equity	12,627	462	13,089
Total liabilities and stockholder’s equity	$340,435	$(300)	$340,135

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Unaudited, in millions, except share data)

	As of September 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2022 - $110,323; allowance for credit losses: 2022 - $18)	$97,391	$-	$97,391
Trading securities	3,527	-	3,527
Equity securities	427	-	427
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2022 - $495)	17,975	-	17,975
Policy loans	2,333	-	2,333
Derivative investments	3,624	(226)	3,398
Other investments	3,627	(7)	3,620
Total investments	128,904	(233)	128,671
Cash and invested cash	1,291	-	1,291
Deferred acquisition costs and value of business acquired	13,757	8	13,765
Accrued investment income	1,238	-	1,238
Reinsurance recoverables, net of allowance for credit losses	24,256	-	24,256
Goodwill	1,144	-	1,144
Other assets	21,848	(288)	21,560
Separate account assets	137,295	-	137,295
Total assets	$329,733	$(513)	$329,220

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$41,162	$-	$41,162
Other contract holder funds	117,729	27	117,756
Short-term debt	771	-	771
Long-term debt	2,267	-	2,267
Payables for collateral on investments	6,855	-	6,855
Other liabilities	17,629	(994)	16,635
Separate account liabilities	137,295	-	137,295
Total liabilities	323,708	(967)	322,741

Contingencies and Commitments (See Note 13)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	12,114	-	12,114
Retained earnings	1,944	454	2,398
Accumulated other comprehensive income (loss)	(8,033)	-	(8,033)
Total stockholder’s equity	6,025	454	6,479
Total liabilities and stockholder’s equity	$329,733	$(513)	$329,220

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,330	$(6)	$1,324
Fee income	1,524	5	1,529
Net investment income	1,447	(1)	1,446
Realized gain (loss)	211	1	212
Amortization of deferred gain on business sold through reinsurance	7	-	7
Other revenues	170	-	170
Total revenues	4,689	(1)	4,688
Expenses
Interest credited	731	7	738
Benefits	2,182	1	2,183
Commissions and other expenses	1,171	-	1,171
Interest and debt expense	29	-	29
Spark program expense	13	-	13
Total expenses	4,126	8	4,134
Income (loss) before taxes	563	(9)	554
Federal income tax expense (benefit)	99	(2)	97
Net income (loss)	464	(7)	457
Other comprehensive income (loss), net of tax	(3,181)	-	(3,181)
Comprehensive income (loss)	$(2,717)	$(7)	$(2,724)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	June 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,328	$6	$1,334
Fee income	1,600	3	1,603
Net investment income	1,510	(1)	1,509
Realized gain (loss)	(172)	3	(169)
Amortization of deferred gain on business sold through reinsurance	7	-	7
Other revenues	162	-	162
Total revenues	4,435	11	4,446
Expenses
Interest credited	732	8	740
Benefits	1,848	-	1,848
Commissions and other expenses	1,262	(2)	1,260
Interest and debt expense	28	-	28
Spark program expense	21	-	21
Total expenses	3,891	6	3,897
Income (loss) before taxes	544	5	549
Federal income tax expense (benefit)	82	1	83
Net income (loss)	462	4	466
Other comprehensive income (loss), net of tax	1,721	-	1,721
Comprehensive income (loss)	$2,183	$4	$2,187

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	September 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,341	$-	$1,341
Fee income	1,927	4	1,931
Net investment income	1,511	(1)	1,510
Realized gain (loss)	(24)	(8)	(32)
Amortization of deferred gain on business sold through reinsurance	8	-	8
Other revenues	149	-	149
Total revenues	4,912	(5)	4,907
Expenses
Interest credited	744	(2)	742
Benefits	1,840	(1)	1,839
Commissions and other expenses	1,839	2	1,841
Interest and debt expense	29	-	29
Spark program expense	22	-	22
Total expenses	4,474	(1)	4,473
Income (loss) before taxes	438	(4)	434
Federal income tax expense (benefit)	66	(1)	65
Net income (loss)	372	(3)	369
Other comprehensive income (loss), net of tax	(617)	-	(617)
Comprehensive income (loss)	$(245)	$(3)	$(248)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	December 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,360	$-	$1,360
Fee income	1,561	6	1,567
Net investment income	1,376	(2)	1,374
Realized gain (loss)	74	626	700
Amortization of deferred gain on business sold through reinsurance	18	(8)	10
Other revenues	176	-	176
Total revenues	4,565	622	5,187
Expenses
Interest credited	686	5	691
Benefits	2,169	-	2,169
Commissions and other expenses	1,274	2	1,276
Interest and debt expense	28	-	28
Spark program expense	31	-	31
Total expenses	4,188	7	4,195
Income (loss) before taxes	377	615	992
Federal income tax expense (benefit)	46	130	176
Net income (loss)	331	485	816
Other comprehensive income (loss), net of tax	(400)	-	(400)
Comprehensive income (loss)	$(69)	$485	$416

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,406	$-	$1,406
Fee income	1,502	-	1,502
Net investment income	1,353	(1)	1,352
Realized gain (loss)	266	(9)	257
Amortization of deferred gain on business sold through reinsurance	18	(8)	10
Other revenues	151	3	154
Total revenues	4,696	(15)	4,681
Expenses
Interest credited	691	-	691
Benefits	2,199	-	2,199
Commissions and other expenses	1,192	(1)	1,191
Interest and debt expense	29	-	29
Spark program expense	31	-	31
Total expenses	4,142	(1)	4,141
Income (loss) before taxes	554	(14)	540
Federal income tax expense (benefit)	85	(3)	82
Net income (loss)	469	(11)	458
Other comprehensive income (loss), net of tax	(4,993)	2	(4,991)
Comprehensive income (loss)	$(4,524)	$(9)	$(4,533)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	June 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,436	$-	$1,436
Fee income	1,446	-	1,446
Net investment income	1,309	29	1,338
Realized gain (loss)	82	(12)	70
Amortization of deferred gain on business sold through reinsurance	18	(8)	10
Other revenues	163	(30)	133
Total revenues	4,454	(21)	4,433
Expenses
Interest credited	701	-	701
Benefits	2,051	-	2,051
Commissions and other expenses	1,081	(4)	1,077
Interest and debt expense	31	-	31
Spark program expense	44	-	44
Total expenses	3,908	(4)	3,904
Income (loss) before taxes	546	(17)	529
Federal income tax expense (benefit)	90	(4)	86
Net income (loss)	456	(13)	443
Other comprehensive income (loss), net of tax	(5,450)	4	(5,446)
Comprehensive income (loss)	$(4,994)	$(9)	$(5,003)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	September 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,496	$-	$1,496
Fee income	1,438	-	1,438
Net investment income	1,272	(31)	1,241
Realized gain (loss)	5	6	11
Amortization of deferred gain on business sold through reinsurance	17	(8)	9
Other revenues	135	27	162
Total revenues	4,363	(6)	4,357
Expenses
Interest credited	717	-	717
Benefits	4,498	-	4,498
Commissions and other expenses	1,208	(3)	1,205
Interest and debt expense	36	-	36
Spark program expense	44	-	44
Impairment of intangibles	634	-	634
Total expenses	7,137	(3)	7,134
Income (loss) before taxes	(2,774)	(3)	(2,777)
Federal income tax expense (benefit)	(487)	(1)	(488)
Net income (loss)	(2,287)	(2)	(2,289)
Other comprehensive income (loss), net of tax	(4,134)	(6)	(4,140)
Comprehensive income (loss)	$(6,421)	$(8)	$(6,429)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(Unaudited, in millions)

	For the Three Months Ended
	December 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Revenues
Insurance premiums	$1,503	$-	$1,503
Fee income	1,397	-	1,397
Net investment income	1,336	7	1,343
Realized gain (loss)	(152)	28	(124)
Amortization of deferred gain on business sold through reinsurance	16	(8)	8
Other revenues	172	-	172
Total revenues	4,272	27	4,299
Expenses
Interest credited	740	-	740
Benefits	2,053	-	2,053
Commissions and other expenses	1,318	8	1,326
Interest and debt expense	41	-	41
Spark program expense	48	-	48
Total expenses	4,200	8	4,208
Income (loss) before taxes	72	19	91
Federal income tax expense (benefit)	(17)	3	(14)
Net income (loss)	89	16	105
Other comprehensive income (loss), net of tax	960	-	960
Comprehensive income (loss)	$1,049	$16	$1,065

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-year	$11,853	$-	$11,853
Capital contribution from Lincoln National Corporation	65	-	65
Stock compensation/issued for benefit plans	1	-	1
Balance as of end-of-period	11,919	-	11,919

Retained Earnings
Balance as of beginning-of-year	4,167	-	4,167
Net income (loss)	464	(7)	457
Dividends paid to Lincoln National Corporation	(180)	-	(180)
Balance as of end-of-period	4,451	(7)	4,444

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	9,021	-	9,021
Other comprehensive income (loss), net of tax	(3,181)	-	(3,181)
Balance as of end-of-period	5,840	-	5,840
Total stockholder’s equity as of end-of-period	$22,210	$(7)	$22,203

	For the Three Months Ended
	June 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-period	$11,919	$-	$11,919
Capital contribution from Lincoln National Corporation	-	-	-
Stock compensation/issued for benefit plans	11	-	11
Balance as of end-of-period	11,930	-	11,930

Retained Earnings
Balance as of beginning-of-period	4,451	(7)	4,444
Net income (loss)	462	4	466
Dividends paid to Lincoln National Corporation	(315)	-	(315)
Balance as of end-of-period	4,598	(3)	4,595

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	5,840	-	5,840
Other comprehensive income (loss), net of tax	1,721	-	1,721
Balance as of end-of-period	7,561	-	7,561
Total stockholder’s equity as of end-of-period	$24,089	$(3)	$24,086

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(Unaudited, in millions)

	For the Three Months Ended
	September 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-period	$11,930	$-	$11,930
Capital contribution from Lincoln National Corporation	-	-	-
Stock compensation/issued for benefit plans	10	-	10
Balance as of end-of-period	11,940	-	11,940

Retained Earnings
Balance as of beginning-of-period	4,598	(3)	4,595
Net income (loss)	372	(3)	369
Dividends paid to Lincoln National Corporation	(300)	-	(300)
Balance as of end-of-period	4,670	(6)	4,664

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	7,561	-	7,561
Other comprehensive income (loss), net of tax	(617)	-	(617)
Balance as of end-of-period	6,944	-	6,944
Total stockholder’s equity as of end-of-period	$23,554	$(6)	$23,548

	For the Three Months Ended
	March 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-year	$11,950	$-	$11,950
Capital contribution from Lincoln National Corporation	-	-	-
Stock compensation/issued for benefit plans	(2)	-	(2)
Balance as of end-of-period	11,948	-	11,948

Retained Earnings
Balance as of beginning-of-year	3,886	480	4,366
Net income (loss)	469	(11)	458
Dividends paid to Lincoln National Corporation	(25)	-	(25)
Balance as of end-of-period	4,330	469	4,799

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	6,544	-	6,544
Other comprehensive income (loss), net of tax	(4,993)	2	(4,991)
Balance as of end-of-period	1,551	2	1,553
Total stockholder’s equity as of end-of-period	$17,829	$471	$18,300

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(Unaudited, in millions)

	For the Three Months Ended
	June 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-period	$11,948	$-	$11,948
Capital contribution from Lincoln National Corporation	65	-	65
Stock compensation/issued for benefit plans	7	-	7
Balance as of end-of-period	12,020	-	12,020

Retained Earnings
Balance as of beginning-of-period	4,330	469	4,799
Net income (loss)	456	(13)	443
Dividends paid to Lincoln National Corporation	(280)	-	(280)
Balance as of end-of-period	4,506	456	4,962

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	1,551	2	1,553
Other comprehensive income (loss), net of tax	(5,450)	4	(5,446)
Balance as of end-of-period	(3,899)	6	(3,893)
Total stockholder’s equity as of end-of-period	$12,627	$462	$13,089

	For the Three Months Ended
	September 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Common Stock
Balance as of beginning-of-period	$12,020	$-	$12,020
Capital contribution from Lincoln National Corporation	80	-	80
Stock compensation/issued for benefit plans	14	-	14
Balance as of end-of-period	12,114	-	12,114

Retained Earnings
Balance as of beginning-of-period	4,506	456	4,962
Net income (loss)	(2,287)	(2)	(2,289)
Dividends paid to Lincoln National Corporation	(275)	-	(275)
Balance as of end-of-period	1,944	454	2,398

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-period	(3,899)	6	(3,893)
Other comprehensive income (loss), net of tax	(4,134)	(6)	(4,140)
Balance as of end-of-period	(8,033)	-	(8,033)
Total stockholder’s equity as of end-of-period	$6,025	$454	$6,479

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$464	$(7)	$457
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(211)	(1)	(212)
Sales and maturities (purchases) of trading securities, net	98	20	118
Amortization of deferred gain (loss) on business sold through reinsurance	(7)	-	(7)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	50	-	50
Premiums and fees receivable	(169)	6	(163)
Accrued investment income	(51)	-	(51)
Insurance liabilities and reinsurance-related balances	(265)	2	(263)
Accrued expenses	(35)	-	(35)
Federal income tax accruals	99	(2)	97
Cash management agreement	(182)	-	(182)
Other	(204)	1	(203)
Net cash provided by (used in) operating activities	(413)	19	(394)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(3,783)	(20)	(3,803)
Sales of available-for-sale securities and equity securities	592	-	592
Maturities of available-for-sale securities	1,862	-	1,862
Purchases of alternative investments	(163)	-	(163)
Sales and repayments of alternative investments	54	-	54
Issuance of mortgage loans on real estate	(869)	1	(868)
Repayment and maturities of mortgage loans on real estate	398	-	398
Repayment (issuance) of policy loans, net	(76)	-	(76)
Net change in collateral on investments, derivatives and related settlements	987	-	987
Other	(30)	-	(30)
Net cash provided by (used in) investing activities	(1,028)	(19)	(1,047)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(60)	-	(60)
Issuance (payment) of short-term debt	71	-	71
Deposits of fixed account values, including the fixed portion of variable	3,132	4	3,136
Withdrawals of fixed account values, including the fixed portion of variable	(1,768)	4	(1,764)
Transfers from (to) separate accounts, net	(122)	(8)	(130)
Common stock issued for benefit plans	(10)	-	(10)
Dividends paid to Lincoln National Corporation	(180)	-	(180)
Other	(63)	-	(63)
Net cash provided by (used in) financing activities	1,065	-	1,065
Net increase (decrease) in cash, invested cash and restricted cash	(376)	-	(376)
Cash, invested cash and restricted cash as of beginning-of-year	1,462	-	1,462
Cash, invested cash and restricted cash as of end-of-period	$1,086	$-	$1,086

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Six Months Ended
	June 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$926	$(3)	$923
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(39)	(4)	(43)
Sales and maturities (purchases) of trading securities, net	210	20	230
Amortization of deferred gain (loss) on business sold through reinsurance	(14)	-	(14)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	109	(3)	106
Premiums and fees receivable	(98)	-	(98)
Accrued investment income	(11)	-	(11)
Insurance liabilities and reinsurance-related balances	(3)	8	5
Accrued expenses	35	-	35
Federal income tax accruals	167	-	167
Cash management agreement	(1,223)	-	(1,223)
Other	(219)	-	(219)
Net cash provided by (used in) operating activities	(160)	18	(142)
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(8,192)	(20)	(8,212)
Sales of available-for-sale securities and equity securities	1,277	-	1,277
Maturities of available-for-sale securities	4,570	-	4,570
Purchases of alternative investments	(360)	-	(360)
Sales and repayments of alternative investments	128	-	128
Issuance of mortgage loans on real estate	(1,611)	2	(1,609)
Repayment and maturities of mortgage loans on real estate	846	-	846
Repayment (issuance) of policy loans, net	16	-	16
Net change in collateral on investments, derivatives and related settlements	1,704	-	1,704
Other	(67)	-	(67)
Net cash provided by (used in) investing activities	(1,689)	(18)	(1,707)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(60)	-	(60)
Issuance (payment) of short-term debt	(40)	-	(40)
Proceeds from certain financing arrangements	50	-	50
Deposits of fixed account values, including the fixed portion of variable	6,367	3	6,370
Withdrawals of fixed account values, including the fixed portion of variable	(3,283)	23	(3,260)
Transfers from (to) separate accounts, net	(229)	(26)	(255)
Common stock issued for benefit plans	(11)	-	(11)
Dividends paid to Lincoln National Corporation	(495)	-	(495)
Other	(63)	-	(63)
Net cash provided by (used in) financing activities	2,301	-	2,301
Net increase (decrease) in cash, invested cash and restricted cash	452	-	452
Cash, invested cash and restricted cash as of beginning-of-year	1,462	-	1,462
Cash, invested cash and restricted cash as of end-of-period	$1,914	$-	$1,914

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Nine Months Ended
	September 30, 2021
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$1,298	$(6)	$1,292
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(16)	5	(11)
Sales and maturities (purchases) of trading securities, net	219	20	239
Amortization of deferred gain (loss) on business sold through reinsurance	(22)	-	(22)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	325	-	325
Premiums and fees receivable	(99)	-	(99)
Accrued investment income	(44)	-	(44)
Insurance liabilities and reinsurance-related balances	(300)	(1)	(301)
Accrued expenses	200	-	200
Federal income tax accruals	234	(1)	233
Cash management agreement	(1,367)	-	(1,367)
Other	(226)	-	(226)
Net cash provided by (used in) operating activities	202	17	219
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(11,756)	(20)	(11,776)
Sales of available-for-sale securities and equity securities	1,441	-	1,441
Maturities of available-for-sale securities	6,897	-	6,897
Purchases of alternative investments	(504)	-	(504)
Sales and repayments of alternative investments	258	-	258
Issuance of mortgage loans on real estate	(2,191)	3	(2,188)
Repayment and maturities of mortgage loans on real estate	1,267	-	1,267
Repayment (issuance) of policy loans, net	47	-	47
Net change in collateral on investments, derivatives and related settlements	2,132	-	2,132
Other	(181)	-	(181)
Net cash provided by (used in) investing activities	(2,590)	(17)	(2,607)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(60)	-	(60)
Issuance (payment) of short-term debt	(14)	-	(14)
Proceeds from certain financing arrangements	50	-	50
Deposits of fixed account values, including the fixed portion of variable	9,136	2	9,138
Withdrawals of fixed account values, including the fixed portion of variable	(4,935)	-	(4,935)
Transfers from (to) separate accounts, net	(252)	(2)	(254)
Common stock issued for benefit plans	(12)	-	(12)
Dividends paid to Lincoln National Corporation	(795)	-	(795)
Other	(63)	-	(63)
Net cash provided by (used in) financing activities	3,120	-	3,120
Net increase (decrease) in cash, invested cash and restricted cash	732	-	732
Cash, invested cash and restricted cash as of beginning-of-year	1,462	-	1,462
Cash, invested cash and restricted cash as of end-of-period	$2,194	$-	$2,194

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Three Months Ended
	March 31, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$469	$(11)	$458
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(266)	9	(257)
Sales and maturities (purchases) of trading securities, net	(189)	-	(189)
Amortization of deferred gain (loss) on business sold through reinsurance	(18)	8	(10)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	24	-	24
Premiums and fees receivable	(91)	-	(91)
Accrued investment income	(44)	-	(44)
Insurance liabilities and reinsurance-related balances	303	(4)	299
Accrued expenses	(229)	-	(229)
Federal income tax accruals	85	(3)	82
Cash management agreement	872	-	872
Other	-	(3)	(3)
Net cash provided by (used in) operating activities	916	(4)	912
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(3,910)	-	(3,910)
Sales of available-for-sale securities and equity securities	105	-	105
Maturities of available-for-sale securities	1,566	-	1,566
Purchases of alternative investments	(141)	-	(141)
Sales and repayments of alternative investments	130	-	130
Issuance of mortgage loans on real estate	(540)	1	(539)
Repayment and maturities of mortgage loans on real estate	716	-	716
Repayment (issuance) of policy loans, net	25	-	25
Net change in collateral on investments, derivatives and related settlements	(242)	-	(242)
Other	(79)	3	(76)
Net cash provided by (used in) investing activities	(2,370)	4	(2,366)
Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(347)	-	(347)
Payment related to sale-leaseback transactions	(4)	-	(4)
Deposits of fixed account values, including the fixed portion of variable	3,043	(2)	3,041
Withdrawals of fixed account values, including the fixed portion of variable	(1,819)	(54)	(1,873)
Transfers from (to) separate accounts, net	14	56	70
Common stock issued for benefit plans	(17)	-	(17)
Dividends paid to Lincoln National Corporation	(25)	-	(25)
Net cash provided by (used in) financing activities	845	-	845
Net increase (decrease) in cash, invested cash and restricted cash	(609)	-	(609)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	-	2,331
Cash, invested cash and restricted cash as of end-of-period	$1,722	$-	$1,722

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Six Months Ended
	June 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$925	$(25)	$900
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(347)	20	(327)
Sales and maturities (purchases) of trading securities, net	109	-	109
Amortization of deferred gain (loss) on business sold through reinsurance	(35)	15	(20)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	(8)	(2)	(10)
Premiums and fees receivable	(71)	-	(71)
Accrued investment income	(40)	-	(40)
Insurance liabilities and reinsurance-related balances	54	27	81
Accrued expenses	(340)	-	(340)
Federal income tax accruals	198	(6)	192
Cash management agreement	2,427	-	2,427
Other	258	(34)	224
Net cash provided by (used in) operating activities	3,130	(5)	3,125
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(8,091)	1	(8,090)
Sales of available-for-sale securities and equity securities	236	-	236
Maturities of available-for-sale securities	3,165	-	3,165
Purchases of alternative investments	(300)	-	(300)
Sales and repayments of alternative investments	181	-	181
Issuance of mortgage loans on real estate	(1,368)	2	(1,366)
Repayment and maturities of mortgage loans on real estate	1,422	-	1,422
Repayment (issuance) of policy loans, net	(6)	-	(6)
Net change in collateral on investments, derivatives and related settlements	(2,321)	(1)	(2,322)
Other	(96)	3	(93)
Net cash provided by (used in) investing activities	(7,178)	5	(7,173)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	65	-	65
Payment of long-term debt, including current maturities	(40)	-	(40)
Issuance (payment) of short-term debt	(385)	-	(385)
Payment related to sale-leaseback transactions	(47)	-	(47)
Proceeds from certain financing arrangements	53	-	53
Deposits of fixed account values, including the fixed portion of variable	6,892	-	6,892
Withdrawals of fixed account values, including the fixed portion of variable	(3,280)	(54)	(3,334)
Transfers from (to) separate accounts, net	62	54	116
Common stock issued for benefit plans	(21)	-	(21)
Dividends paid to Lincoln National Corporation	(305)	-	(305)
Net cash provided by (used in) financing activities	2,994	-	2,994
Net increase (decrease) in cash, invested cash and restricted cash	(1,054)	-	(1,054)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	-	2,331
Cash, invested cash and restricted cash as of end-of-period	$1,277	$-	$1,277

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in millions)

	For the Nine Months Ended
	September 30, 2022
	As
	Previously	Restatement	As
	Reported	Impacts	Restated
Cash Flows from Operating Activities
Net income (loss)	$(1,362)	$(27)	$(1,389)
Adjustments to reconcile net income (loss) to net cash provided by
(used in) operating activities:
Realized (gain) loss	(353)	15	(338)
Sales and maturities (purchases) of trading securities, net	164	-	164
Amortization of deferred gain (loss) on business sold through reinsurance	(52)	23	(29)
Impairment of intangibles	634	-	634
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements and deferred front-end loads deferrals and interest, net
of amortization	9	(6)	3
Premiums and fees receivable	(2)	-	(2)
Accrued investment income	(77)	-	(77)
Insurance liabilities and reinsurance-related balances	2,311	-	2,311
Accrued expenses	(375)	-	(375)
Federal income tax accruals	(301)	(7)	(308)
Cash management agreement	2,803	-	2,803
Other	480	(2)	478
Net cash provided by (used in) operating activities	3,879	(4)	3,875
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(11,961)	-	(11,961)
Sales of available-for-sale securities and equity securities	1,231	-	1,231
Maturities of available-for-sale securities	4,339	-	4,339
Purchases of alternative investments	(453)	-	(453)
Sales and repayments of alternative investments	380	-	380
Issuance of mortgage loans on real estate	(1,928)	4	(1,924)
Repayment and maturities of mortgage loans on real estate	1,866	-	1,866
Repayment (issuance) of policy loans, net	16	-	16
Net change in collateral on investments, derivatives and related settlements	(3,667)	-	(3,667)
Other	(83)	-	(83)
Net cash provided by (used in) investing activities	(10,260)	4	(10,256)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	145	-	145
Payment of long-term debt, including current maturities	(40)	-	(40)
Issuance (payment) of short-term debt	(313)	-	(313)
Payment related to sale-leaseback transactions	(52)	-	(52)
Proceeds from certain financing arrangements	53	-	53
Deposits of fixed account values, including the fixed portion of variable	11,054	(5)	11,049
Withdrawals of fixed account values, including the fixed portion of variable	(4,916)	(54)	(4,970)
Transfers from (to) separate accounts, net	12	59	71
Common stock issued for benefit plans	(21)	-	(21)
Dividends paid to Lincoln National Corporation	(580)	-	(580)
Other	(1)	-	(1)
Net cash provided by (used in) financing activities	5,341	-	5,341
Net increase (decrease) in cash, invested cash and restricted cash	(1,040)	-	(1,040)
Cash, invested cash and restricted cash as of beginning-of-year	2,331	-	2,331
Cash, invested cash and restricted cash as of end-of-period	$1,291	$-	$1,291

Item 9A. Controls and Procedures

(a) Conclusions Regarding Disclosure Controls and Procedures

As of the end of the period required by this report, we, under the supervision and with the participation of our President and Chief Financial Officer, conducted an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Based on that evaluation, our President and Chief Financial Officer have concluded that our disclosure controls and procedures were ineffective as a result of the material weakness described within Management’s Report on Internal Control Over Financial Reporting.

(b) Management’s Report on Internal Control Over Financial Reporting

Management’s Report on Internal Control Over Financial Reporting is included on page 69 of “Item 8. Financial Statements and Supplementary Data” and is incorporated herein by reference.

A control system, no matter how well designed and operated, can provide only reasonable assurance that the control system’s objectives will be met. Further, because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, within the Company have been detected. Projections of any evaluation of controls’ effectiveness to future periods are subject to risks. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies or procedures.

(c) Changes in Internal Control Over Financial Reporting

Except as noted above with respect to the identification of the material weakness, there has been no change in the Company’s internal control over financial reporting during the quarter ended December 31, 2022, that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act). Further details are described in Management’s Report on Internal Control Over Financial Reporting.

PART IV

Item 15. Exhibits, Financial Statement Schedules

(a) (1) Financial Statements

The following Consolidated Financial Statements of The Lincoln National Life Insurance Company are included in Part II – Item 8:

Management’s Report on Internal Control Over Financial Reporting

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets – December 31, 2022 (As Restated) and 2021 (As Restated)

Consolidated Statements of Comprehensive Income (Loss) – Years ended December 31, 2022 (As Restated), 2021 (As Restated) and 2020

Consolidated Statements of Stockholder’s Equity – Years ended December 31, 2022 (As Restated), 2021 (As Restated) and 2020

Consolidated Statements of Cash Flows – Years ended December 31, 2022 (As Restated), 2021 (As Restated) and 2020

Notes to Consolidated Financial Statements

(a) (2) Financial Statement Schedules

The Financial Statement Schedules are listed in the Index to Financial Statement Schedules on page FS-1, which is incorporated herein by reference.

(a) (3) Listing of Exhibits

The Exhibits are listed in the Index to Exhibits beginning on page 163, which is incorporated herein by reference.

(c) The Financial Statement Schedules for The Lincoln National Life Insurance Company begin on page FS-2, which are incorporated herein by reference.

INDEX TO EXHIBITS

3.1	Amended and Restated Articles of Incorporation of LNL, incorporated by reference to Exhibit 3.1 to LNL’s Form 10 (File No. 000-55871) filed with the SEC on November 15, 2017.
3.2	Amended and Restated Bylaws of LNL (effective April 26, 2006), incorporated by reference to Exhibit 3.2 to LNL’s Form 10 (File No. 000-55871) filed with the SEC on November 15, 2017.
10.1

Indemnity Reinsurance Agreement, dated as of January 1, 1998, between Connecticut General Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated by reference to Exhibit 10.67 to LNC’s Form 10-K (File No. 1-6028) for the year ended December 31, 2008.*

10.2

Coinsurance Agreement, dated as of October 1, 1998, AETNA Life Insurance and Annuity Company and Lincoln Life & Annuity Company of New York is incorporated by reference to Exhibit 10.68 to LNC’s Form 10-K (File No. 1-6028) for the year ended December 31, 2008.*

10.3

Master Transaction Agreement, dated as of January 18, 2018, by and among The Lincoln National Life Insurance Company, for the limited purposes set forth therein, Lincoln National Corporation, Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, for the limited purposes set forth therein, Liberty Mutual Group Inc., Protective Life Insurance Company and for the limited purposes set forth therein, Protective Life Corporation (filed as Exhibit 2.1 to Lincoln National Corporation’s Current Report on Form 8-K filed on January 22, 2018, and incorporated herein by reference).*

23	Consent of Independent Registered Public Accounting Firm.
31.1	Certification of the President pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification of the President pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2	Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

* Schedules to this agreement have been omitted pursuant to Item 601(a) of Regulation S-K. LNL will furnish supplementally a copy of the schedule to the SEC, upon request.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, The Lincoln National Life Insurance Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Dated: March 30, 2023	By:	/s/ Christopher Neczypor
Christopher Neczypor
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 30, 2023.

Signature	Title

/s/ Ellen G. Cooper	President and Director
Ellen G. Cooper	(Principal Executive Officer)

/s/ Christopher Neczypor	Executive Vice President, Chief Financial Officer and Director
Christopher Neczypor	(Principal Financial Officer)

/s/ Adam Cohen	Senior Vice President and Chief Accounting Officer
Adam Cohen	(Principal Accounting Officer)

/s/ Craig T. Beazer	Director
Craig T. Beazer

/s/ Jayson R. Bronchetti	Director
Jayson R. Bronchetti

/s/ Eric B. Wilmer	Director
Eric B. Wilmer

Index to Financial Statement Schedules

I	– Summary of Investments – Other than Investments in Related Parties	FS-2
III	– Supplementary Insurance Information	FS-3
IV	– Reinsurance	FS-5

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions, are inapplicable, or the required information is included in the consolidated financial statements, and therefore omitted. See “Part II – Item 7. Management’s Narrative Analysis of the Results of Operations – Critical Accounting Policies and Estimates” on page 4 for more detail on items contained within these schedules.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SCHEDULE I – CONSOLIDATED SUMMARY OF INVESTMENTS – OTHER THAN

INVESTMENTS IN RELATED PARTIES

(in millions)

Column A	Column B	Column C	Column D
	As Restated
	As of December 31, 2022
		Fair	Carrying
Type of Investment	Cost	Value	Value
Fixed Maturity Available-For-Sale Securities (1)
Bonds:
U.S. government bonds	$377	$351	$351
Foreign government bonds	339	311	311
State and municipal bonds	5,198	4,885	4,885
Public utilities	13,730	12,084	12,084
All other corporate bonds	75,220	67,082	67,082
Mortgage-backed and asset-backed securities	15,724	14,402	14,402
Hybrid and redeemable preferred securities	356	350	350
Total fixed maturity available-for-sale securities	110,944	99,465	99,465

Equity Securities
Common stocks:
Banks, trusts and insurance companies	48	47	47
Industrial, miscellaneous and all other	55	146	146
Non-redeemable preferred securities	285	234	234
Total equity securities	388	427	427

Trading securities	3,782	3,446	3,446
Mortgage loans on real estate (2)	18,336	16,477	18,211
Policy loans	2,345	N/A	2,345
Derivative investments	1,869	3,519	3,519
Other investments	3,577	3,577	3,577
Total investments	$141,241		$130,990

(1)For investments deemed to have declines in value that are impairment-related, an allowance for credit losses is recorded to reduce the carrying value to their estimated realizable value.

(2)Mortgage loans on real estate are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans at fair value where the fair value option has been elected.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SCHEDULE III – CONDENSED SUPPLEMENTARY INSURANCE INFORMATION

(in millions)

Column A	Column B	Column C	Column D	Column E	Column F
				Other
		Future		Contract
	DAC and	Contract	Unearned	Holder	Insurance
Segment	VOBA	Benefits	Premiums (1)	Funds	Premiums (2)

	As Restated
	As of or For the Year Ended December 31, 2022
Life Insurance	$8,346	$19,797	$-	$43,684	$908
Annuities	4,796	5,556	-	45,493	165
Group Protection	164	6,580	-	213	4,768
Retirement Plan Services	309	18	-	25,133	-
Other Operations	-	9,647	-	5,837	-
Total	$13,615	$41,598	$-	$120,360	$5,841

	As Restated
	As of or For the Year Ended December 31, 2021
Life Insurance	$1,514	$19,929	$-	$39,197	$783
Annuities	4,142	4,180	-	41,620	116
Group Protection	171	6,326	-	214	4,450
Retirement Plan Services	159	15	-	23,635	-
Other Operations	-	9,966	-	6,517	10
Total	$5,986	$40,416	$-	$111,183	$5,359

	As of or For the Year Ended December 31, 2020
Life Insurance	$1,572	$19,621	$-	$39,233	$711
Annuities	3,939	4,183	-	35,234	121
Group Protection	187	5,986	-	213	4,280
Retirement Plan Services	126	11	-	22,912	-
Other Operations	-	10,345	-	7,266	10
Total	$5,824	$40,146	$-	$104,858	$5,122

(1)Unearned premiums are included in Column C, future contract benefits.

(2)Includes amounts ceded to LNBAR.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SCHEDULE III – CONDENSED SUPPLEMENTARY INSURANCE INFORMATION (Continued)

(in millions)

Column A	Column G	Column H	Column I	Column J	Column K
		Benefits	Amortization
	Net	and	of DAC	Other
	Investment	Interest	and	Operating	Premiums
Segment	Income	Credited	VOBA	Expenses	Written

	As Restated
	As of or For the Year Ended December 31, 2022
Life Insurance	$2,464	$7,877	$537	$673	$-
Annuities	1,386	1,182	249	1,440	-
Group Protection	333	3,847	106	1,219	-
Retirement Plan Services	966	633	17	379	-
Other Operations	125	111	-	347	-
Total	$5,274	$13,650	$909	$4,058	$-

	As Restated
	As of or For the Year Ended December 31, 2021
Life Insurance	$3,054	$5,327	$1,029	$693	$-
Annuities	1,314	990	433	1,547	-
Group Protection	364	3,896	107	1,154	-
Retirement Plan Services	982	620	31	387	-
Other Operations	125	117	-	254	-
Total	$5,839	$10,950	$1,600	$4,035	$-

	As of or For the Year Ended December 31, 2020
Life Insurance	$2,689	$5,668	$768	$690	$-
Annuities	1,192	1,026	376	1,350	-
Group Protection	329	3,505	114	1,120	-
Retirement Plan Services	924	617	28	374	-
Other Operations	130	133	-	140	-
Total	$5,264	$10,949	$1,286	$3,674	$-

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SCHEDULE IV – CONSOLIDATED REINSURANCE

(in millions)

Column A	Column B	Column C	Column D	Column E	Column F
		Ceded	Assumed		Percentage
		to	from		of Amount
	Gross	Other	Other	Net	Assumed
Description	Amount	Companies	Companies	Amount	to Net

	As of or For the Year Ended December 31, 2022
Individual life insurance in force (1)	$1,997,539	$848,979	$9,010	$1,157,570	0.8%
Premiums:
Life insurance and annuities (2)	10,564	2,247	98	8,415	1.2%
Accident and health insurance	3,243	38	4	3,209	0.1%
Total premiums	$13,807	$2,285	$102	$11,624

	As Restated
	As of or For the Year Ended December 31, 2021
Individual life insurance in force (1)	$1,808,596	$789,638	$10,651	$1,029,609	1.0%
Premiums:
Life insurance and annuities (2)	10,978	2,095	91	8,974	1.0%
Accident and health insurance	3,050	41	6	3,015	0.2%
Total premiums	$14,028	$2,136	$97	$11,989

	As of or For the Year Ended December 31, 2020
Individual life insurance in force (1)	$1,611,276	$684,067	$11,141	$938,350	1.2%
Premiums:
Life insurance and annuities (2)	10,329	1,977	94	8,446	1.1%
Accident and health insurance	2,830	41	7	2,796	0.3%
Total premiums	$13,159	$2,018	$101	$11,242

(1)Includes Group Protection segment and Other Operations in-force amounts.

(2)Includes insurance fees on universal life and other interest-sensitive products.

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Large Cap Growth Portfolio - Class B	$8,014,194	$8,014,194	$362	$8,013,832
AB VPS Small/Mid Cap Value Portfolio - Class A	539,695	539,695	8	539,687
AB VPS Small/Mid Cap Value Portfolio - Class B	200,022,668	200,022,668	8,044	200,014,624
AB VPS Sustainable Global Thematic Portfolio - Class B	31,231,765	31,231,765	1,368	31,230,397
ALPS/Alerian Energy Infrastructure Portfolio - Class I	1,806,756	1,806,756	18	1,806,738
ALPS/Alerian Energy Infrastructure Portfolio - Class III	26,305,144	26,305,144	733	26,304,411
ALPS/Red Rocks Global Opportunity Portfolio - Class I	209,815	209,815	3	209,812
ALPS/Red Rocks Global Opportunity Portfolio - Class III	10,459,591	10,459,591	330	10,459,261
American Century VP Balanced Fund - Class I	524,324	524,324	9	524,315
American Century VP Balanced Fund - Class II	120,759,802	120,759,802	4,859	120,754,943
American Century VP Inflation Protection Fund - Class II	17,039	17,039	1	17,038
American Century VP Large Company Value Fund - Class I	6,542,204	6,542,204	98	6,542,106
American Century VP Large Company Value Fund - Class II	113,394,816	113,394,816	4,596	113,390,220
American Funds Asset Allocation Fund - Class 1	21,372,517	21,372,517	333	21,372,184
American Funds Asset Allocation Fund - Class 1A	26,532,520	26,532,520	370	26,532,150
American Funds Asset Allocation Fund - Class 4	248,949,028	248,949,028	7,519	248,941,509
American Funds Capital Income Builder® - Class 1	1,014,661	1,014,661	13	1,014,648
American Funds Capital Income Builder® - Class 1A	9,393,347	9,393,347	120	9,393,227
American Funds Capital Income Builder® - Class 4	52,270,978	52,270,978	1,646	52,269,332
American Funds Capital World Bond Fund - Class 1	2,389,864	2,389,864	56	2,389,808
American Funds Capital World Bond Fund - Class 1A	1,333,666	1,333,666	19	1,333,647
American Funds Capital World Growth and Income Fund - Class 1	1,335,165	1,335,165	33	1,335,132
American Funds Capital World Growth and Income Fund - Class 1A	4,600,472	4,600,472	65	4,600,407
American Funds Global Balanced Fund - Class 1	345,182	345,182	7	345,175
American Funds Global Balanced Fund - Class 1A	2,121,029	2,121,029	33	2,120,996
American Funds Global Growth Fund - Class 1	1,342,511	1,342,511	25	1,342,486
American Funds Global Growth Fund - Class 1A	12,866,749	12,866,749	201	12,866,548
American Funds Global Growth Fund - Class 2	228,037,126	228,037,126	9,729	228,027,397
American Funds Global Growth Fund - Class 4	93,632,857	93,632,857	2,705	93,630,152
American Funds Global Small Capitalization Fund - Class 1	1,096,252	1,096,252	20	1,096,232
American Funds Global Small Capitalization Fund - Class 1A	3,998,332	3,998,332	56	3,998,276
American Funds Global Small Capitalization Fund - Class 2	263,839,533	263,839,533	9,101	263,830,432
American Funds Global Small Capitalization Fund - Class 4	25,059,578	25,059,578	725	25,058,853
American Funds Growth Fund - Class 1	6,155,610	6,155,610	135	6,155,475
American Funds Growth Fund - Class 1A	38,976,831	38,976,831	554	38,976,277
American Funds Growth Fund - Class 2	1,144,012,369	1,144,012,369	52,137	1,143,960,232
American Funds Growth Fund - Class 4	336,321,849	336,321,849	9,948	336,311,901
American Funds Growth-Income Fund - Class 1	2,557,526	2,557,526	59	2,557,467
American Funds Growth-Income Fund - Class 1A	28,204,565	28,204,565	378	28,204,187
American Funds Growth-Income Fund - Class 2	1,417,536,893	1,417,536,893	56,633	1,417,480,260
American Funds Growth-Income Fund - Class 4	234,923,332	234,923,332	6,779	234,916,553
American Funds High-Income Trust - Class 1	1,349,487	1,349,487	29	1,349,458
American Funds High-Income Trust - Class 1A	1,262,385	1,262,385	28	1,262,357
American Funds International Fund - Class 1	2,642,004	2,642,004	50	2,641,954
American Funds International Fund - Class 1A	10,424,186	10,424,186	136	10,424,050
American Funds International Fund - Class 2	411,924,330	411,924,330	16,381	411,907,949
American Funds International Fund - Class 4	52,795,080	52,795,080	1,430	52,793,650
American Funds International Growth and Income Fund - Class 1	775,430	775,430	24	775,406
American Funds International Growth and Income Fund - Class 1A	2,315,280	2,315,280	36	2,315,244
American Funds Managed Risk Asset Allocation Fund - Class P1	6,643,275	6,643,275	111	6,643,164
American Funds Managed Risk Asset Allocation Fund - Class P2	125,015,888	125,015,888	4,998	125,010,890
American Funds Managed Risk Growth Fund - Class P1	4,097,034	4,097,034	63	4,096,971
American Funds Managed Risk Growth-Income Fund - Class P1	1,532,037	1,532,037	22	1,532,015

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Funds Managed Risk International Fund - Class P1	$1,654,014	$1,654,014	$30	$1,653,984
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	2,598,964	2,598,964	43	2,598,921
American Funds Mortgage Fund - Class 1	519,573	519,573	17	519,556
American Funds Mortgage Fund - Class 1A	1,656,099	1,656,099	21	1,656,078
American Funds Mortgage Fund - Class 4	7,204,301	7,204,301	216	7,204,085
American Funds New World Fund® - Class 1	2,841,895	2,841,895	58	2,841,837
American Funds New World Fund® - Class 1A	7,986,104	7,986,104	102	7,986,002
American Funds New World Fund® - Class 4	44,518,655	44,518,655	1,170	44,517,485
American Funds The Bond Fund of America - Class 1	6,172,121	6,172,121	132	6,171,989
American Funds The Bond Fund of America - Class 1A	9,965,417	9,965,417	169	9,965,248
American Funds U.S. Government Securities Fund - Class 1	330,382	330,382	8	330,374
American Funds U.S. Government Securities Fund - Class 1A	3,868,537	3,868,537	70	3,868,467
American Funds Washington Mutual Investors Fund - Class 1	3,901,330	3,901,330	85	3,901,245
American Funds Washington Mutual Investors Fund - Class 1A	17,524,710	17,524,710	223	17,524,487
American Funds Washington Mutual Investors Fund - Class 4	96,647,610	96,647,610	2,750	96,644,860
ClearBridge Variable Aggressive Growth Portfolio - Class I	492,385	492,385	5	492,380
ClearBridge Variable Aggressive Growth Portfolio - Class II	17,235,499	17,235,499	551	17,234,948
ClearBridge Variable Large Cap Growth Portfolio - Class I	4,153,152	4,153,152	62	4,153,090
ClearBridge Variable Large Cap Growth Portfolio - Class II	173,608,679	173,608,679	7,157	173,601,522
ClearBridge Variable Mid Cap Portfolio - Class I	1,595,655	1,595,655	22	1,595,633
ClearBridge Variable Mid Cap Portfolio - Class II	54,205,031	54,205,031	1,917	54,203,114
Columbia VP Commodity Strategy Fund - Class 1	2,406,197	2,406,197	26	2,406,171
Columbia VP Commodity Strategy Fund - Class 2	15,158,231	15,158,231	303	15,157,928
Columbia VP Emerging Markets Bond Fund - Class 1	495,695	495,695	5	495,690
Columbia VP Emerging Markets Bond Fund - Class 2	2,670,650	2,670,650	72	2,670,578
Columbia VP Strategic Income Fund - Class 1	2,382,605	2,382,605	24	2,382,581
Columbia VP Strategic Income Fund - Class 2	15,521,043	15,521,043	411	15,520,632
Delaware Ivy VIP Asset Strategy Portfolio - Class I	821,208	821,208	8	821,200
Delaware Ivy VIP Asset Strategy Portfolio - Class II	6,586,465	6,586,465	213	6,586,252
Delaware Ivy VIP Energy Portfolio - Class I	446,939	446,939	4	446,935
Delaware Ivy VIP Energy Portfolio - Class II	29,060,430	29,060,430	690	29,059,740
Delaware Ivy VIP High Income Portfolio - Class I	1,972,589	1,972,589	26	1,972,563
Delaware Ivy VIP High Income Portfolio - Class II	21,104,332	21,104,332	628	21,103,704
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	4,935,095	4,935,095	64	4,935,031
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	24,859,585	24,859,585	701	24,858,884
Delaware Ivy VIP Science and Technology Portfolio - Class I	1,331,720	1,331,720	15	1,331,705
Delaware Ivy VIP Science and Technology Portfolio - Class II	36,619,554	36,619,554	1,097	36,618,457
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	1,128,404	1,128,404	12	1,128,392
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	9,680,104	9,680,104	265	9,679,839
Delaware VIP® Emerging Markets Series - Service Class	216,575,609	216,575,609	9,506	216,566,103
Delaware VIP® Emerging Markets Series - Standard Class	1,534,545	1,534,545	18	1,534,527
Delaware VIP® International Series - Standard Class	57,347	57,347	2	57,345
Delaware VIP® Small Cap Value Series - Service Class	425,940,014	425,940,014	18,238	425,921,776
Delaware VIP® Small Cap Value Series - Standard Class	7,324,425	7,324,425	216	7,324,209
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,599,241	2,599,241	43	2,599,198
DWS Alternative Asset Allocation VIP Portfolio - Class B	40,291,629	40,291,629	1,738	40,289,891
DWS Equity 500 Index VIP Portfolio - Class A	5,778,226	5,778,226	262	5,777,964
DWS Small Cap Index VIP Portfolio - Class A	2,061,258	2,061,258	91	2,061,167
Eaton Vance VT Floating-Rate Income Fund - ADV Class	2,681,156	2,681,156	28	2,681,128
Eaton Vance VT Floating-Rate Income Fund - Initial Class	37,005,564	37,005,564	1,204	37,004,360
Fidelity® VIP Balanced Portfolio - Initial Class	8,333,173	8,333,173	103	8,333,070
Fidelity® VIP Balanced Portfolio - Service Class 2	255,938,304	255,938,304	9,974	255,928,330

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Fidelity® VIP Contrafund® Portfolio - Initial Class	$5,598,817	$5,598,817	$62	$5,598,755
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,161,455,988	1,161,455,988	49,888	1,161,406,100
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	642,479	642,479	14	642,465
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	24,622,143	24,622,143	1,024	24,621,119
Fidelity® VIP Growth Portfolio - Initial Class	8,574,762	8,574,762	232	8,574,530
Fidelity® VIP Growth Portfolio - Service Class 2	292,936,375	292,936,375	11,643	292,924,732
Fidelity® VIP Mid Cap Portfolio - Initial Class	4,129,955	4,129,955	47	4,129,908
Fidelity® VIP Mid Cap Portfolio - Service Class 2	536,112,662	536,112,662	22,531	536,090,131
Fidelity® VIP Strategic Income Portfolio - Initial Class	5,764,513	5,764,513	69	5,764,444
Fidelity® VIP Strategic Income Portfolio - Service Class 2	26,489,038	26,489,038	720	26,488,318
First Trust Capital Strength Portfolio - Class I	82,428,442	82,428,442	2,834	82,425,608
First Trust Capital Strength Portfolio - Class II	1,468,167	1,468,167	20	1,468,147
First Trust Dorsey Wright Tactical Core Portfolio - Class I	10,413,582	10,413,582	310	10,413,272
First Trust Dorsey Wright Tactical Core Portfolio - Class II	533,520	533,520	5	533,515
First Trust International Developed Capital Strength Portfolio - Class I	3,941,510	3,941,510	88	3,941,422
First Trust International Developed Capital Strength Portfolio - Class II	300,362	300,362	3	300,359
First Trust Multi Income Allocation Portfolio - Class I	10,318,879	10,318,879	285	10,318,594
First Trust Multi Income Allocation Portfolio - Class II	22,678	22,678	—	22,678
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	186,687,611	186,687,611	8,017	186,679,594
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	1,620,055	1,620,055	18	1,620,037
Franklin Allocation VIP Fund - Class 4	16,686,761	16,686,761	622	16,686,139
Franklin Income VIP Fund - Class 1	1,134,124	1,134,124	12	1,134,112
Franklin Income VIP Fund - Class 2	358,594,516	358,594,516	15,036	358,579,480
Franklin Income VIP Fund - Class 4	147,069,455	147,069,455	5,415	147,064,040
Franklin Multi-Asset Variable Conservative Growth - Class I	84,143	84,143	2	84,141
Franklin Multi-Asset Variable Conservative Growth - Class II	13,560,593	13,560,593	532	13,560,061
Franklin Mutual Shares VIP Fund - Class 1	745,879	745,879	12	745,867
Franklin Mutual Shares VIP Fund - Class 2	470,382,404	470,382,404	15,564	470,366,840
Franklin Mutual Shares VIP Fund - Class 4	40,240,027	40,240,027	1,491	40,238,536
Franklin Rising Dividends VIP Fund - Class 1	3,076,048	3,076,048	34	3,076,014
Franklin Rising Dividends VIP Fund - Class 4	51,386,997	51,386,997	1,499	51,385,498
Franklin Small Cap Value VIP Fund - Class 1	2,680,088	2,680,088	32	2,680,056
Franklin Small Cap Value VIP Fund - Class 4	18,092,027	18,092,027	477	18,091,550
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,332,010	1,332,010	17	1,331,993
Franklin Small-Mid Cap Growth VIP Fund - Class 4	10,915,837	10,915,837	328	10,915,509
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	938,369	938,369	11	938,358
Goldman Sachs VIT Government Money Market Fund - Service Shares	19,794,582	19,794,582	551	19,794,031
Goldman Sachs VIT Large Cap Value Fund - Service Shares	110,460,711	110,460,711	3,003	110,457,708
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	3,160,427	3,160,427	99	3,160,328
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	1,592,975	1,592,975	15	1,592,960
Guggenheim VT Long Short Equity	5,212,119	5,212,119	110	5,212,009
Guggenheim VT Multi-Hedge Strategies	10,856,733	10,856,733	233	10,856,500
Hartford Capital Appreciation HLS Fund - Class IA	86,232	86,232	1	86,231
Hartford Capital Appreciation HLS Fund - Class IC	13,102,818	13,102,818	447	13,102,371
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	1,334,202	1,334,202	16	1,334,186
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	13,177,421	13,177,421	394	13,177,027

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Invesco V.I. American Franchise Fund - Series I Shares	$1,730,234	$1,730,234	$67	$1,730,167
Invesco V.I. American Franchise Fund - Series II Shares	551,764	551,764	25	551,739
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	1,262,558	1,262,558	13	1,262,545
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	10,054,864	10,054,864	336	10,054,528
Invesco V.I. Comstock Fund - Series I Shares	2,400,593	2,400,593	25	2,400,568
Invesco V.I. Comstock Fund - Series II Shares	33,242,688	33,242,688	855	33,241,833
Invesco V.I. Core Equity Fund - Series I Shares	4,581,667	4,581,667	184	4,581,483
Invesco V.I. Core Equity Fund - Series II Shares	1,071,014	1,071,014	47	1,070,967
Invesco V.I. Diversified Dividend Fund - Series I Shares	1,184,414	1,184,414	11	1,184,403
Invesco V.I. Diversified Dividend Fund - Series II Shares	24,615,232	24,615,232	730	24,614,502
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	8,226,313	8,226,313	114	8,226,199
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	272,424,497	272,424,497	11,285	272,413,212
Invesco V.I. Equity and Income Fund - Series I Shares	915,895	915,895	9	915,886
Invesco V.I. Equity and Income Fund - Series II Shares	14,766,044	14,766,044	423	14,765,621
Invesco V.I. EQV International Equity Fund - Series I Shares	2,490,312	2,490,312	72	2,490,240
Invesco V.I. EQV International Equity Fund - Series II Shares	72,658,946	72,658,946	2,984	72,655,962
Invesco V.I. Global Fund - Series II Shares	5,997,047	5,997,047	163	5,996,884
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	1,696,569	1,696,569	20	1,696,549
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	21,962,366	21,962,366	666	21,961,700
Janus Henderson Balanced Portfolio - Service Shares	11,890,362	11,890,362	529	11,889,833
Janus Henderson Enterprise Portfolio - Service Shares	4,676,419	4,676,419	212	4,676,207
Janus Henderson Global Research Portfolio - Service Shares	442,153	442,153	20	442,133
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	6,413,377	6,413,377	83	6,413,294
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	196,445,364	196,445,364	7,980	196,437,384
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	4,010,629	4,010,629	164	4,010,465
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	406,422	406,422	4	406,418
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	3,916,063	3,916,063	123	3,915,940
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	373,916	373,916	9	373,907
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	407,994	407,994	10	407,984
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	373,841	373,841	10	373,831
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	751,823	751,823	9	751,814
Lincoln S&P 500 Buffer Fund Aug - Service Class	1,123,933	1,123,933	27	1,123,906
Lincoln S&P 500 Buffer Fund Feb - Service Class	1,300,064	1,300,064	34	1,300,030
Lincoln S&P 500 Buffer Fund May - Service Class	1,100,311	1,100,311	21	1,100,290
Lincoln S&P 500 Buffer Fund Nov - Service Class	1,117,225	1,117,225	31	1,117,194
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	3,620,277	3,620,277	89	3,620,188
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	886,555	886,555	26	886,529
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	2,354,959	2,354,959	44	2,354,915
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	1,472,084	1,472,084	46	1,472,038
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	40,428,659	40,428,659	1,166	40,427,493
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	21,345,059	21,345,059	580	21,344,479
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	10,184,840	10,184,840	270	10,184,570
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	48,510,731	48,510,731	1,231	48,509,500
LVIP American Balanced Allocation Fund - Service Class	80,893,368	80,893,368	2,435	80,890,933
LVIP American Balanced Allocation Fund - Standard Class	13,418,894	13,418,894	209	13,418,685
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	451,048,320	451,048,320	18,946	451,029,374
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	30,722,255	30,722,255	1,255	30,721,000
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	397,339	397,339	9	397,330
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	70,668,813	70,668,813	2,850	70,665,963

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	$385,357	$385,357	$7	$385,350
LVIP American Global Growth Fund - Service Class II	281,457,862	281,457,862	11,913	281,445,949
LVIP American Global Small Capitalization Fund - Service Class II	54,948,163	54,948,163	2,318	54,945,845
LVIP American Growth Allocation Fund - Service Class	51,710,249	51,710,249	1,490	51,708,759
LVIP American Growth Allocation Fund - Standard Class	7,058,338	7,058,338	78	7,058,260
LVIP American Growth Fund - Service Class II	1,248,933,658	1,248,933,658	51,609	1,248,882,049
LVIP American Growth-Income Fund - Service Class II	1,035,738,209	1,035,738,209	43,598	1,035,694,611
LVIP American Income Allocation Fund - Standard Class	199,364	199,364	5	199,359
LVIP American International Fund - Service Class II	255,738,528	255,738,528	10,495	255,728,033
LVIP American Preservation Fund - Service Class	17,525,503	17,525,503	532	17,524,971
LVIP American Preservation Fund - Standard Class	245,809	245,809	6	245,803
LVIP Baron Growth Opportunities Fund - Service Class	271,572,809	271,572,809	11,154	271,561,655
LVIP Baron Growth Opportunities Fund - Standard Class	1,450,114	1,450,114	19	1,450,095
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,333,658,490	1,333,658,490	56,545	1,333,601,945
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	324,433	324,433	5	324,428
LVIP BlackRock Global Allocation Fund - Service Class	829,823,814	829,823,814	36,785	829,787,029
LVIP BlackRock Global Allocation Fund - Standard Class	7,049,284	7,049,284	88	7,049,196
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	643,739,029	643,739,029	28,854	643,710,175
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	57,605	57,605	2	57,603
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	357,849,011	357,849,011	14,459	357,834,552
LVIP BlackRock Global Real Estate Fund - Service Class	71,684,635	71,684,635	2,976	71,681,659
LVIP BlackRock Global Real Estate Fund - Standard Class	2,195,847	2,195,847	23	2,195,824
LVIP BlackRock Inflation Protected Bond Fund - Service Class	811,099,789	811,099,789	34,494	811,065,295
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	14,732,475	14,732,475	199	14,732,276
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	499,501,112	499,501,112	20,674	499,480,438
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,065,224,370	1,065,224,370	44,577	1,065,179,793
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,867,310	1,867,310	114	1,867,196
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	676,727,653	676,727,653	28,543	676,699,110
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	117,882	117,882	3	117,879
LVIP Channing Small Cap Value Fund - Service Class	281,662	281,662	13	281,649
LVIP Channing Small Cap Value Fund - Standard Class	3,755	3,755	—	3,755
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	437,905,282	437,905,282	18,628	437,886,654
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	68,894	68,894	2	68,892
LVIP Delaware Bond Fund - Service Class	3,599,326,447	3,599,326,447	140,696	3,599,185,751
LVIP Delaware Bond Fund - Standard Class	51,390,986	51,390,986	2,189	51,388,797
LVIP Delaware Diversified Floating Rate Fund - Service Class	677,218,392	677,218,392	29,697	677,188,695
LVIP Delaware Diversified Floating Rate Fund - Standard Class	7,705,450	7,705,450	131	7,705,319
LVIP Delaware Diversified Income Fund - Service Class	1,721,810,491	1,721,810,491	73,116	1,721,737,375
LVIP Delaware Diversified Income Fund - Standard Class	16,450,916	16,450,916	270	16,450,646
LVIP Delaware High Yield Fund - Service Class	71,679,353	71,679,353	3,400	71,675,953
LVIP Delaware High Yield Fund - Standard Class	1,682,428	1,682,428	62	1,682,366
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	951,899,450	951,899,450	34,984	951,864,466
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	3,123,075	3,123,075	67	3,123,008

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Delaware Mid Cap Value Fund - Service Class	$136,892,766	$136,892,766	$5,737	$136,887,029
LVIP Delaware Mid Cap Value Fund - Standard Class	1,660,148	1,660,148	19	1,660,129
LVIP Delaware REIT Fund - Service Class	105,774,354	105,774,354	4,493	105,769,861
LVIP Delaware REIT Fund - Standard Class	3,969,666	3,969,666	90	3,969,576
LVIP Delaware SMID Cap Core Fund - Service Class	142,680,431	142,680,431	6,040	142,674,391
LVIP Delaware SMID Cap Core Fund - Standard Class	4,998,222	4,998,222	184	4,998,038
LVIP Delaware Social Awareness Fund - Service Class	63,380,610	63,380,610	2,659	63,377,951
LVIP Delaware Social Awareness Fund - Standard Class	5,804,052	5,804,052	243	5,803,809
LVIP Delaware U.S. Growth Fund - Service Class	254,314,993	254,314,993	8,120	254,306,873
LVIP Delaware U.S. Growth Fund - Standard Class	139,608	139,608	2	139,606
LVIP Delaware Value Fund - Service Class	268,326,638	268,326,638	11,661	268,314,977
LVIP Delaware Value Fund - Standard Class	5,357,140	5,357,140	215	5,356,925
LVIP Delaware Wealth Builder Fund - Service Class	15,567,080	15,567,080	691	15,566,389
LVIP Delaware Wealth Builder Fund - Standard Class	2,619,111	2,619,111	126	2,618,985
LVIP Dimensional International Core Equity Fund - Service Class	143,662,455	143,662,455	5,933	143,656,522
LVIP Dimensional International Core Equity Fund - Standard Class	16,667,277	16,667,277	254	16,667,023
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	490,739,958	490,739,958	20,207	490,719,751
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,149,911	2,149,911	36	2,149,875
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	219,400,533	219,400,533	9,017	219,391,516
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	21,067,410	21,067,410	346	21,067,064
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	142,589,974	142,589,974	5,782	142,584,192
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	17,203,110	17,203,110	250	17,202,860
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	793,106,286	793,106,286	32,891	793,073,395
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	4,528,870	4,528,870	71	4,528,799
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	411,706,351	411,706,351	18,182	411,688,169
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	69,058	69,058	2	69,056
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	797,239,415	797,239,415	33,755	797,205,660
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	198,925,882	198,925,882	6,155	198,919,727
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	2,429,035	2,429,035	39	2,428,996
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	704,307,010	704,307,010	31,644	704,275,366
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,773,672	1,773,672	25	1,773,647
LVIP Global Growth Allocation Managed Risk Fund - Service Class	5,346,651,975	5,346,651,975	205,554	5,346,446,421
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	9,263,750	9,263,750	189	9,263,561
LVIP Global Income Fund - Service Class	405,661,931	405,661,931	17,735	405,644,196
LVIP Global Income Fund - Standard Class	1,180,436	1,180,436	19	1,180,417
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	4,368,681,190	4,368,681,190	167,885	4,368,513,305
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	4,433,060	4,433,060	76	4,432,984
LVIP Government Money Market Fund - Service Class	619,276,927	619,276,927	22,311	619,254,616
LVIP Government Money Market Fund - Standard Class	47,602,594	47,602,594	1,274	47,601,320
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	403,402,611	403,402,611	17,301	403,385,310
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	78,771	78,771	2	78,769

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP JPMorgan High Yield Fund - Service Class	$181,161,344	$181,161,344	$6,826	$181,154,518
LVIP JPMorgan High Yield Fund - Standard Class	5,766,332	5,766,332	74	5,766,258
LVIP JPMorgan Retirement Income Fund - Service Class	17,742,701	17,742,701	737	17,741,964
LVIP JPMorgan Retirement Income Fund - Standard Class	1,101,194	1,101,194	14	1,101,180
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	490,024,348	490,024,348	20,953	490,003,395
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	155,627	155,627	4	155,623
LVIP Loomis Sayles Global Growth Fund - Service Class	1,551,747	1,551,747	45	1,551,702
LVIP Loomis Sayles Global Growth Fund - Standard Class	168,663	168,663	3	168,660
LVIP MFS International Equity Managed Volatility Fund - Service Class	533,756,577	533,756,577	22,232	533,734,345
LVIP MFS International Growth Fund - Service Class	248,707,567	248,707,567	9,528	248,698,039
LVIP MFS International Growth Fund - Standard Class	2,198,088	2,198,088	23	2,198,065
LVIP MFS Value Fund - Service Class	1,025,938,002	1,025,938,002	34,898	1,025,903,104
LVIP MFS Value Fund - Standard Class	7,430,830	7,430,830	79	7,430,751
LVIP Mondrian International Value Fund - Service Class	219,646,926	219,646,926	8,531	219,638,395
LVIP Mondrian International Value Fund - Standard Class	7,038,792	7,038,792	305	7,038,487
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	75,344,812	75,344,812	3,268	75,341,544
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	45,712	45,712	1	45,711
LVIP PIMCO Low Duration Bond Fund - Service Class	742,656,993	742,656,993	29,875	742,627,118
LVIP PIMCO Low Duration Bond Fund - Standard Class	12,695,061	12,695,061	183	12,694,878
LVIP SSGA Bond Index Fund - Service Class	763,231,011	763,231,011	34,297	763,196,714
LVIP SSGA Bond Index Fund - Standard Class	14,796,841	14,796,841	239	14,796,602
LVIP SSGA Conservative Index Allocation Fund - Service Class	71,786,961	71,786,961	2,869	71,784,092
LVIP SSGA Conservative Index Allocation Fund - Standard Class	4,496,614	4,496,614	80	4,496,534
LVIP SSGA Conservative Structured Allocation Fund - Service Class	118,026,069	118,026,069	4,680	118,021,389
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	1,223,668	1,223,668	18	1,223,650
LVIP SSGA Developed International 150 Fund - Service Class	116,801,742	116,801,742	5,199	116,796,543
LVIP SSGA Developed International 150 Fund - Standard Class	1,192,538	1,192,538	17	1,192,521
LVIP SSGA Emerging Markets 100 Fund - Service Class	122,439,456	122,439,456	5,446	122,434,010
LVIP SSGA Emerging Markets 100 Fund - Standard Class	4,145,538	4,145,538	56	4,145,482
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	13,289,620	13,289,620	453	13,289,167
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,969,884	1,969,884	26	1,969,858
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	554,018,487	554,018,487	24,603	553,993,884
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,982,337	1,982,337	31	1,982,306
LVIP SSGA International Index Fund - Service Class	239,062,239	239,062,239	10,619	239,051,620
LVIP SSGA International Index Fund - Standard Class	12,590,379	12,590,379	217	12,590,162
LVIP SSGA International Managed Volatility Fund - Service Class	269,521,117	269,521,117	11,706	269,509,411
LVIP SSGA International Managed Volatility Fund - Standard Class	63,652	63,652	2	63,650
LVIP SSGA Large Cap 100 Fund - Service Class	294,882,079	294,882,079	13,030	294,869,049
LVIP SSGA Large Cap 100 Fund - Standard Class	7,845,515	7,845,515	157	7,845,358
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	716,372,163	716,372,163	29,204	716,342,959
LVIP SSGA Mid-Cap Index Fund - Service Class	141,369,009	141,369,009	5,582	141,363,427
LVIP SSGA Mid-Cap Index Fund - Standard Class	12,787,460	12,787,460	191	12,787,269
LVIP SSGA Moderate Index Allocation Fund - Service Class	227,910,645	227,910,645	9,364	227,901,281
LVIP SSGA Moderate Index Allocation Fund - Standard Class	4,686,615	4,686,615	65	4,686,550
LVIP SSGA Moderate Structured Allocation Fund - Service Class	521,908,582	521,908,582	22,560	521,886,022
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	1,293,290	1,293,290	14	1,293,276

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	$198,635,254	$198,635,254	$8,460	$198,626,794
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	5,448,851	5,448,851	70	5,448,781
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	297,024,441	297,024,441	12,964	297,011,477
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,108,555	2,108,555	34	2,108,521
LVIP SSGA Nasdaq-100 Index Fund - Service Class	6,385,936	6,385,936	192	6,385,744
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	371,773	371,773	7	371,766
LVIP SSGA S&P 500 Index Fund - Service Class	1,472,674,055	1,472,674,055	59,801	1,472,614,254
LVIP SSGA S&P 500 Index Fund - Standard Class	106,521,860	106,521,860	2,181	106,519,679
LVIP SSGA Short-Term Bond Index Fund - Service Class	188,146,826	188,146,826	7,197	188,139,629
LVIP SSGA Short-Term Bond Index Fund - Standard Class	7,917,323	7,917,323	99	7,917,224
LVIP SSGA Small-Cap Index Fund - Service Class	372,976,795	372,976,795	15,596	372,961,199
LVIP SSGA Small-Cap Index Fund - Standard Class	15,790,956	15,790,956	255	15,790,701
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	161,485,936	161,485,936	6,741	161,479,195
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	9,107,526	9,107,526	186	9,107,340
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	536,237,425	536,237,425	22,489	536,214,936
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	43,086	43,086	1	43,085
LVIP T. Rowe Price 2020 Fund - Service Class	6,711,311	6,711,311	301	6,711,010
LVIP T. Rowe Price 2030 Fund - Service Class	3,639,145	3,639,145	172	3,638,973
LVIP T. Rowe Price 2040 Fund - Service Class	4,279,084	4,279,084	205	4,278,879
LVIP T. Rowe Price Growth Stock Fund - Service Class	271,460,921	271,460,921	10,872	271,450,049
LVIP T. Rowe Price Growth Stock Fund - Standard Class	4,340,797	4,340,797	51	4,340,746
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	285,181,383	285,181,383	11,964	285,169,419
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,410,961	3,410,961	115	3,410,846
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	154,241,703	154,241,703	6,302	154,235,401
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	1,009,846	1,009,846	14	1,009,832
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	1,541,845,393	1,541,845,393	49,078	1,541,796,315
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2,710,266	2,710,266	38	2,710,228
LVIP Vanguard Bond Allocation Fund - Service Class	783,526,953	783,526,953	31,926	783,495,027
LVIP Vanguard Bond Allocation Fund - Standard Class	37,225,278	37,225,278	581	37,224,697
LVIP Vanguard Domestic Equity ETF Fund - Service Class	356,716,762	356,716,762	13,622	356,703,140
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	18,335,470	18,335,470	327	18,335,143
LVIP Vanguard International Equity ETF Fund - Service Class	244,768,089	244,768,089	9,974	244,758,115
LVIP Vanguard International Equity ETF Fund - Standard Class	21,510,682	21,510,682	340	21,510,342
LVIP Wellington Capital Growth Fund - Service Class	338,123,310	338,123,310	10,842	338,112,468
LVIP Wellington Capital Growth Fund - Standard Class	3,703,994	3,703,994	39	3,703,955
LVIP Wellington SMID Cap Value Fund - Service Class	124,506,874	124,506,874	4,994	124,501,880
LVIP Wellington SMID Cap Value Fund - Standard Class	1,535,278	1,535,278	17	1,535,261
LVIP Western Asset Core Bond Fund - Service Class	366,860,038	366,860,038	14,702	366,845,336
LVIP Western Asset Core Bond Fund - Standard Class	14,982,529	14,982,529	203	14,982,326
MFS® VIT Growth Series - Initial Class	4,511,985	4,511,985	136	4,511,849
MFS® VIT Growth Series - Service Class	195,032,238	195,032,238	7,393	195,024,845
MFS® VIT Total Return Series - Initial Class	5,226,276	5,226,276	183	5,226,093
MFS® VIT Total Return Series - Service Class	121,732,428	121,732,428	4,543	121,727,885
MFS® VIT Utilities Series - Initial Class	5,332,448	5,332,448	185	5,332,263
MFS® VIT Utilities Series - Service Class	168,050,236	168,050,236	6,921	168,043,315
MFS® VIT II Core Equity Portfolio - Service Class	1,616,128	1,616,128	72	1,616,056
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	1,771,610	1,771,610	20	1,771,590
See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2022

Subaccount	Investments	Total Assets	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
MFS® VIT II International Intrinsic Value Portfolio - Service Class	$32,523,720	$32,523,720	$935	$32,522,785
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	1,301,350	1,301,350	14	1,301,336
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	11,153,417	11,153,417	266	11,153,151
Morgan Stanley VIF Growth Portfolio - Class II	1,828,147	1,828,147	46	1,828,101
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	15,069,315	15,069,315	705	15,068,610
PIMCO VIT All Asset Portfolio - Advisor Class	5,736,148	5,736,148	152	5,735,996
PIMCO VIT All Asset Portfolio - Institutional Class	253,274	253,274	2	253,272
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	18,110,703	18,110,703	776	18,109,927
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	64,525	64,525	1	64,524
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	3,418,207	3,418,207	117	3,418,090
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	96,650	96,650	2	96,648
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1,479,076	1,479,076	49	1,479,027
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	29,063	29,063	—	29,063
Putnam VT George Putnam Balanced Fund - Class IA	1,279,464	1,279,464	16	1,279,448
Putnam VT George Putnam Balanced Fund - Class IB	82,997,118	82,997,118	3,593	82,993,525
Putnam VT Global Health Care Fund - Class IA	1,019,112	1,019,112	11	1,019,101
Putnam VT Global Health Care Fund - Class IB	21,902,155	21,902,155	706	21,901,449
Putnam VT Income Fund - Class IA	686,175	686,175	7	686,168
Putnam VT Income Fund - Class IB	9,559,529	9,559,529	292	9,559,237
Putnam VT Large Cap Value Fund - Class IA	8,797,953	8,797,953	133	8,797,820
Putnam VT Large Cap Value Fund - Class IB	141,932,110	141,932,110	5,411	141,926,699
Putnam VT Multi-Asset Absolute Return Fund - Class IA	152,996	152,996	2	152,994
Putnam VT Multi-Asset Absolute Return Fund - Class IB	2,800,573	2,800,573	83	2,800,490
Putnam VT Sustainable Future Fund - Class IB	31,081	31,081	1	31,080
Putnam VT Sustainable Leaders Fund - Class IB	5,039	5,039	—	5,039
Templeton Foreign VIP Fund - Class 1	165,364	165,364	2	165,362
Templeton Foreign VIP Fund - Class 4	3,808,677	3,808,677	107	3,808,570
Templeton Global Bond VIP Fund - Class 1	2,900,708	2,900,708	31	2,900,677
Templeton Global Bond VIP Fund - Class 2	187,570,813	187,570,813	8,168	187,562,645
Templeton Global Bond VIP Fund - Class 4	17,280,301	17,280,301	538	17,279,763
Templeton Growth VIP Fund - Class 2	14,397,715	14,397,715	689	14,397,026
TOPS® Balanced ETF Portfolio - Service Class Shares	512,273	512,273	9	512,264
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	9,860,376	9,860,376	484	9,859,892
VanEck VIP Global Resources Fund - Class S Shares	11,224,627	11,224,627	272	11,224,355
VanEck VIP Global Resources Fund - Initial Class Shares	819,897	819,897	8	819,889
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	14,867,329	14,867,329	449	14,866,880
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	1,640,070	1,640,070	18	1,640,052

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Variable Annuity Account N

Statements of operations

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Large Cap Growth Portfolio - Class B	$—	$(150,061)	$(150,061)	$249,267
AB VPS Small/Mid Cap Value Portfolio - Class A	6,624	(3,147)	3,477	14,830
AB VPS Small/Mid Cap Value Portfolio - Class B	1,828,290	(3,235,770)	(1,407,480)	2,278,948
AB VPS Sustainable Global Thematic Portfolio - Class B	—	(544,188)	(544,188)	(12,627)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	83,368	(5,775)	77,593	26,581
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,146,486	(276,004)	870,482	1,106,778
ALPS/Red Rocks Global Opportunity Portfolio - Class I	34,661	(1,036)	33,625	(9,211)
ALPS/Red Rocks Global Opportunity Portfolio - Class III	1,446,042	(139,112)	1,306,930	54,484
American Century VP Balanced Fund - Class I	6,886	(3,451)	3,435	(5,150)
American Century VP Balanced Fund - Class II	1,255,745	(1,905,234)	(649,489)	(1,626,702)
American Century VP Inflation Protection Fund - Class II	955	(418)	537	(135)
American Century VP Large Company Value Fund - Class I	129,966	(34,464)	95,502	180,272
American Century VP Large Company Value Fund - Class II	1,906,931	(1,420,767)	486,164	869,475
American Funds Asset Allocation Fund - Class 1	474,146	(123,808)	350,338	37,154
American Funds Asset Allocation Fund - Class 1A	515,842	(114,919)	400,923	(104,667)
American Funds Asset Allocation Fund - Class 4	4,370,627	(2,852,300)	1,518,327	(1,365,113)
American Funds Capital Income Builder® - Class 1	31,477	(4,815)	26,662	7,910
American Funds Capital Income Builder® - Class 1A	259,972	(43,430)	216,542	73,604
American Funds Capital Income Builder® - Class 4	1,352,154	(614,432)	737,722	863,589
American Funds Capital World Bond Fund - Class 1	7,590	(22,007)	(14,417)	(39,335)
American Funds Capital World Bond Fund - Class 1A	3,073	(7,358)	(4,285)	(99,757)
American Funds Capital World Growth and Income Fund - Class 1	36,464	(12,862)	23,602	(2,959)
American Funds Capital World Growth and Income Fund - Class 1A	119,854	(25,310)	94,544	(297,426)
American Funds Global Balanced Fund - Class 1	—	(2,404)	(2,404)	1,501
American Funds Global Balanced Fund - Class 1A	—	(13,432)	(13,432)	(5,878)
American Funds Global Growth Fund - Class 1	14,563	(12,656)	1,907	42,267
American Funds Global Growth Fund - Class 1A	94,827	(77,086)	17,741	(302,873)
American Funds Global Growth Fund - Class 2	1,667,435	(3,925,142)	(2,257,707)	4,885,357
American Funds Global Growth Fund - Class 4	435,359	(1,023,131)	(587,772)	(1,140,527)
American Funds Global Small Capitalization Fund - Class 1	—	(8,275)	(8,275)	(4,829)
American Funds Global Small Capitalization Fund - Class 1A	—	(20,494)	(20,494)	(207,169)
American Funds Global Small Capitalization Fund - Class 2	—	(3,622,184)	(3,622,184)	(5,246,372)
American Funds Global Small Capitalization Fund - Class 4	—	(280,297)	(280,297)	(1,006,843)
American Funds Growth Fund - Class 1	41,765	(58,028)	(16,263)	67,234
American Funds Growth Fund - Class 1A	186,363	(225,677)	(39,314)	(903,455)
American Funds Growth Fund - Class 2	4,235,841	(22,296,300)	(18,060,459)	33,148,276
American Funds Growth Fund - Class 4	384,348	(3,925,739)	(3,541,391)	(4,259,912)
American Funds Growth-Income Fund - Class 1	41,565	(23,569)	17,996	22,611
American Funds Growth-Income Fund - Class 1A	390,263	(141,992)	248,271	(242,353)
American Funds Growth-Income Fund - Class 2	19,570,074	(22,905,103)	(3,335,029)	51,413,261
American Funds Growth-Income Fund - Class 4	2,634,917	(2,480,713)	154,204	572,234
American Funds High-Income Trust - Class 1	113,901	(12,408)	101,493	(41,914)
American Funds High-Income Trust - Class 1A	99,977	(10,841)	89,136	(27,233)
American Funds International Fund - Class 1	55,938	(19,217)	36,721	(24,999)
American Funds International Fund - Class 1A	196,407	(49,726)	146,681	(315,080)
American Funds International Fund - Class 2	7,784,055	(6,520,042)	1,264,013	(7,643,100)
American Funds International Fund - Class 4	847,197	(541,776)	305,421	(1,576,425)
American Funds International Growth and Income Fund - Class 1	23,618	(9,270)	14,348	(71,648)
American Funds International Growth and Income Fund - Class 1A	70,100	(12,805)	57,295	(90,920)
American Funds Managed Risk Asset Allocation Fund - Class P1	167,315	(41,213)	126,102	(15,237)
American Funds Managed Risk Asset Allocation Fund - Class P2	2,931,648	(1,958,672)	972,976	480,273
American Funds Managed Risk Growth Fund - Class P1	70,328	(23,063)	47,265	41,470
American Funds Managed Risk Growth-Income Fund - Class P1	34,816	(8,344)	26,472	(28,334)
American Funds Managed Risk International Fund - Class P1	64,969	(11,447)	53,522	(65,063)
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	119,929	(15,137)	104,792	(9,620)
American Funds Mortgage Fund - Class 1	8,017	(6,974)	1,043	(5,958)
American Funds Mortgage Fund - Class 1A	37,045	(8,352)	28,693	(66,322)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on investments	Total Net Realized Gain (Loss) On Investments	Net change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Large Cap Growth Portfolio - Class B	$1,174,259	$1,423,526	$(4,878,693)	$(3,605,228)
AB VPS Small/Mid Cap Value Portfolio - Class A	89,325	104,155	(216,481)	(108,849)
AB VPS Small/Mid Cap Value Portfolio - Class B	32,919,952	35,198,900	(77,468,870)	(43,677,450)
AB VPS Sustainable Global Thematic Portfolio - Class B	3,663,652	3,651,025	(15,690,264)	(12,583,427)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	—	26,581	22,857	127,031
ALPS/Alerian Energy Infrastructure Portfolio - Class III	—	1,106,778	1,567,472	3,544,732
ALPS/Red Rocks Global Opportunity Portfolio - Class I	24,771	15,560	(125,647)	(76,462)
ALPS/Red Rocks Global Opportunity Portfolio - Class III	1,069,903	1,124,387	(7,144,777)	(4,713,460)
American Century VP Balanced Fund - Class I	87,223	82,073	(202,465)	(116,957)
American Century VP Balanced Fund - Class II	20,288,890	18,662,188	(46,109,061)	(28,096,362)
American Century VP Inflation Protection Fund - Class II	106	(29)	(3,752)	(3,244)
American Century VP Large Company Value Fund - Class I	302,169	482,441	(626,790)	(48,847)
American Century VP Large Company Value Fund - Class II	4,419,331	5,288,806	(7,265,299)	(1,490,329)
American Funds Asset Allocation Fund - Class 1	2,237,679	2,274,833	(6,021,666)	(3,396,495)
American Funds Asset Allocation Fund - Class 1A	2,182,718	2,078,051	(5,735,661)	(3,256,687)
American Funds Asset Allocation Fund - Class 4	27,017,676	25,652,563	(69,322,002)	(42,151,112)
American Funds Capital Income Builder® - Class 1	—	7,910	(115,627)	(81,055)
American Funds Capital Income Builder® - Class 1A	—	73,604	(993,287)	(703,141)
American Funds Capital Income Builder® - Class 4	—	863,589	(6,323,900)	(4,722,589)
American Funds Capital World Bond Fund - Class 1	41,465	2,130	(523,270)	(535,557)
American Funds Capital World Bond Fund - Class 1A	20,253	(79,504)	(218,281)	(302,070)
American Funds Capital World Growth and Income Fund - Class 1	309,836	306,877	(627,255)	(296,776)
American Funds Capital World Growth and Income Fund - Class 1A	1,119,152	821,726	(1,939,819)	(1,023,549)
American Funds Global Balanced Fund - Class 1	1,896	3,397	(53,534)	(52,541)
American Funds Global Balanced Fund - Class 1A	12,858	6,980	(424,387)	(430,839)
American Funds Global Growth Fund - Class 1	217,040	259,307	(916,747)	(655,533)
American Funds Global Growth Fund - Class 1A	1,534,312	1,231,439	(5,429,185)	(4,180,005)
American Funds Global Growth Fund - Class 2	28,938,121	33,823,478	(117,347,779)	(85,782,008)
American Funds Global Growth Fund - Class 4	10,895,920	9,755,393	(41,749,773)	(32,582,152)
American Funds Global Small Capitalization Fund - Class 1	395,620	390,791	(868,403)	(485,887)
American Funds Global Small Capitalization Fund - Class 1A	1,370,522	1,163,353	(2,724,948)	(1,582,089)
American Funds Global Small Capitalization Fund - Class 2	99,363,827	94,117,455	(204,461,946)	(113,966,675)
American Funds Global Small Capitalization Fund - Class 4	8,932,577	7,925,734	(18,356,117)	(10,710,680)
American Funds Growth Fund - Class 1	1,061,415	1,128,649	(3,938,823)	(2,826,437)
American Funds Growth Fund - Class 1A	6,346,111	5,442,656	(22,011,756)	(16,608,414)
American Funds Growth Fund - Class 2	193,928,105	227,076,381	(747,529,995)	(538,514,073)
American Funds Growth Fund - Class 4	52,323,735	48,063,823	(185,150,238)	(140,627,806)
American Funds Growth-Income Fund - Class 1	268,577	291,188	(866,908)	(557,724)
American Funds Growth-Income Fund - Class 1A	2,853,167	2,610,814	(8,358,802)	(5,499,717)
American Funds Growth-Income Fund - Class 2	155,735,725	207,148,986	(538,615,201)	(334,801,244)
American Funds Growth-Income Fund - Class 4	23,503,538	24,075,772	(71,201,985)	(46,972,009)
American Funds High-Income Trust - Class 1	—	(41,914)	(235,811)	(176,232)
American Funds High-Income Trust - Class 1A	—	(27,233)	(202,565)	(140,662)
American Funds International Fund - Class 1	386,335	361,336	(1,112,474)	(714,417)
American Funds International Fund - Class 1A	1,482,984	1,167,904	(3,924,194)	(2,609,609)
American Funds International Fund - Class 2	63,287,326	55,644,226	(178,589,448)	(121,681,209)
American Funds International Fund - Class 4	7,635,031	6,058,606	(20,326,453)	(13,962,426)
American Funds International Growth and Income Fund - Class 1	411,156	339,508	(510,932)	(157,076)
American Funds International Growth and Income Fund - Class 1A	954,049	863,129	(1,323,727)	(403,303)
American Funds Managed Risk Asset Allocation Fund - Class P1	245,724	230,487	(1,446,413)	(1,089,824)
American Funds Managed Risk Asset Allocation Fund - Class P2	4,904,959	5,385,232	(29,963,717)	(23,605,509)
American Funds Managed Risk Growth Fund - Class P1	671,559	713,029	(1,993,513)	(1,233,219)
American Funds Managed Risk Growth-Income Fund - Class P1	33,959	5,625	(317,451)	(285,354)
American Funds Managed Risk International Fund - Class P1	—	(65,063)	(285,416)	(296,957)
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	—	(9,620)	(339,444)	(244,272)
American Funds Mortgage Fund - Class 1	—	(5,958)	(63,161)	(68,076)
American Funds Mortgage Fund - Class 1A	—	(66,322)	(161,323)	(198,952)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
American Funds Mortgage Fund - Class 4	$127,498	$(71,910)	$55,588	$(91,471)
American Funds New World Fund® - Class 1	47,803	(22,085)	25,718	5,058
American Funds New World Fund® - Class 1A	113,944	(38,611)	75,333	(260,963)
American Funds New World Fund® - Class 4	517,164	(451,390)	65,774	(329,221)
American Funds The Bond Fund of America - Class 1	209,303	(52,350)	156,953	(83,271)
American Funds The Bond Fund of America - Class 1A	319,136	(62,453)	256,683	(175,397)
American Funds U.S. Government Securities Fund - Class 1	10,089	(1,832)	8,257	(7,911)
American Funds U.S. Government Securities Fund - Class 1A	148,869	(26,231)	122,638	(316,006)
American Funds Washington Mutual Investors Fund - Class 1	86,564	(32,958)	53,606	127,174
American Funds Washington Mutual Investors Fund - Class 1A	301,252	(83,822)	217,430	(258,096)
American Funds Washington Mutual Investors Fund - Class 4	1,675,322	(951,062)	724,260	796,036
BlackRock Global Allocation V.I. Fund - Class I	—	(13,367)	(13,367)	(735,431)
BlackRock Global Allocation V.I. Fund - Class III	—	(6,592,148)	(6,592,148)	(122,747,572)
ClearBridge Variable Aggressive Growth Portfolio - Class I	2,508	(2,160)	348	(34,252)
ClearBridge Variable Aggressive Growth Portfolio - Class II	—	(224,059)	(224,059)	(1,235,521)
ClearBridge Variable Large Cap Growth Portfolio - Class I	—	(26,774)	(26,774)	(288,198)
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	(2,824,539)	(2,824,539)	642,319
ClearBridge Variable Mid Cap Portfolio - Class I	6,325	(9,289)	(2,964)	(5,375)
ClearBridge Variable Mid Cap Portfolio - Class II	55,759	(768,821)	(713,062)	200,218
Columbia VP Commodity Strategy Fund - Class 1	596,246	(7,783)	588,463	120,792
Columbia VP Commodity Strategy Fund - Class 2	3,871,530	(100,540)	3,770,990	74,731
Columbia VP Emerging Markets Bond Fund - Class 1	27,792	(2,507)	25,285	(79,682)
Columbia VP Emerging Markets Bond Fund - Class 2	128,013	(33,307)	94,706	(401,671)
Columbia VP Strategic Income Fund - Class 1	74,608	(9,110)	65,498	(59,228)
Columbia VP Strategic Income Fund - Class 2	438,805	(164,169)	274,636	(502,190)
Delaware Ivy VIP Asset Strategy Portfolio - Class I	15,783	(2,964)	12,819	(1,505)
Delaware Ivy VIP Asset Strategy Portfolio - Class II	108,454	(85,386)	23,068	(156,541)
Delaware Ivy VIP Energy Portfolio - Class I	14,735	(1,588)	13,147	98,946
Delaware Ivy VIP Energy Portfolio - Class II	840,683	(205,637)	635,046	2,379,644
Delaware Ivy VIP High Income Portfolio - Class I	160,502	(10,527)	149,975	(108,256)
Delaware Ivy VIP High Income Portfolio - Class II	1,493,808	(251,327)	1,242,481	(547,616)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	—	(25,507)	(25,507)	(180,217)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	—	(288,031)	(288,031)	(1,372,392)
Delaware Ivy VIP Science and Technology Portfolio - Class I	—	(6,886)	(6,886)	(348,558)
Delaware Ivy VIP Science and Technology Portfolio - Class II	—	(466,538)	(466,538)	(3,551,116)
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	—	(4,120)	(4,120)	(58,586)
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	—	(103,443)	(103,443)	(696,724)
Delaware VIP® Emerging Markets Series - Service Class	9,363,786	(3,850,027)	5,513,759	367,543
Delaware VIP® Emerging Markets Series - Standard Class	52,902	(5,880)	47,022	(32,939)
Delaware VIP® International Series - Standard Class	901	(835)	66	(629)
Delaware VIP® Small Cap Value Series - Service Class	2,351,566	(7,086,493)	(4,734,927)	12,298,307
Delaware VIP® Small Cap Value Series - Standard Class	67,488	(87,782)	(20,294)	97,136
DWS Alternative Asset Allocation VIP Portfolio - Class A	203,260	(15,726)	187,534	(4,074)
DWS Alternative Asset Allocation VIP Portfolio - Class B	3,103,720	(687,584)	2,416,136	226,435
DWS Equity 500 Index VIP Portfolio - Class A	85,970	(108,250)	(22,280)	219,900
DWS Small Cap Index VIP Portfolio - Class A	22,383	(38,632)	(16,249)	(29,224)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	135,926	(10,857)	125,069	(23,447)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,679,959	(427,779)	1,252,180	(510,484)
Fidelity® VIP Balanced Portfolio - Initial Class	108,615	(37,423)	71,192	(160,302)
Fidelity® VIP Balanced Portfolio - Service Class 2	2,813,766	(3,656,536)	(842,770)	(2,534,715)
Fidelity® VIP Contrafund® Portfolio - Initial Class	31,346	(26,031)	5,315	91,617
Fidelity® VIP Contrafund® Portfolio - Service Class 2	3,409,039	(20,333,399)	(16,924,360)	29,604,364
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	13,675	(5,299)	8,376	(2,841)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	487,404	(394,820)	92,584	(777,379)
Fidelity® VIP Growth Portfolio - Initial Class	58,727	(96,838)	(38,111)	12,969
Fidelity® VIP Growth Portfolio - Service Class 2	1,093,010	(4,667,540)	(3,574,530)	996,164
Fidelity® VIP Mid Cap Portfolio - Initial Class	21,501	(17,178)	4,323	(38,062)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on investments	Total Net Realized Gain (Loss) On Investments	Net change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Mortgage Fund - Class 4	$—	$(91,471)	$(769,040)	$(804,923)
American Funds New World Fund® - Class 1	272,553	277,611	(1,121,980)	(818,651)
American Funds New World Fund® - Class 1A	779,837	518,874	(2,936,373)	(2,342,166)
American Funds New World Fund® - Class 4	4,300,660	3,971,439	(17,159,866)	(13,122,653)
American Funds The Bond Fund of America - Class 1	78,278	(4,993)	(1,126,609)	(974,649)
American Funds The Bond Fund of America - Class 1A	114,310	(61,087)	(1,625,286)	(1,429,690)
American Funds U.S. Government Securities Fund - Class 1	—	(7,911)	(35,600)	(35,254)
American Funds U.S. Government Securities Fund - Class 1A	—	(316,006)	(295,019)	(488,387)
American Funds Washington Mutual Investors Fund - Class 1	909,298	1,036,472	(1,502,349)	(412,271)
American Funds Washington Mutual Investors Fund - Class 1A	4,123,804	3,865,708	(5,940,667)	(1,857,529)
American Funds Washington Mutual Investors Fund - Class 4	20,254,214	21,050,250	(31,034,275)	(9,259,765)
BlackRock Global Allocation V.I. Fund - Class I	—	(735,431)	682	(748,116)
BlackRock Global Allocation V.I. Fund - Class III	—	(122,747,572)	7,323,597	(122,016,123)
ClearBridge Variable Aggressive Growth Portfolio - Class I	68,050	33,798	(227,058)	(192,912)
ClearBridge Variable Aggressive Growth Portfolio - Class II	2,456,750	1,221,229	(7,495,368)	(6,498,198)
ClearBridge Variable Large Cap Growth Portfolio - Class I	355,439	67,241	(2,104,460)	(2,063,993)
ClearBridge Variable Large Cap Growth Portfolio - Class II	13,234,756	13,877,075	(91,987,919)	(80,935,383)
ClearBridge Variable Mid Cap Portfolio - Class I	110,494	105,119	(687,448)	(585,293)
ClearBridge Variable Mid Cap Portfolio - Class II	3,677,186	3,877,404	(22,726,158)	(19,561,816)
Columbia VP Commodity Strategy Fund - Class 1	—	120,792	(682,030)	27,225
Columbia VP Commodity Strategy Fund - Class 2	—	74,731	(3,325,483)	520,238
Columbia VP Emerging Markets Bond Fund - Class 1	—	(79,682)	(94,277)	(148,674)
Columbia VP Emerging Markets Bond Fund - Class 2	—	(401,671)	(464,670)	(771,635)
Columbia VP Strategic Income Fund - Class 1	103,927	44,699	(426,408)	(316,211)
Columbia VP Strategic Income Fund - Class 2	674,278	172,088	(2,709,112)	(2,262,388)
Delaware Ivy VIP Asset Strategy Portfolio - Class I	67,536	66,031	(222,610)	(143,760)
Delaware Ivy VIP Asset Strategy Portfolio - Class II	569,099	412,558	(1,790,866)	(1,355,240)
Delaware Ivy VIP Energy Portfolio - Class I	—	98,946	(2,728)	109,365
Delaware Ivy VIP Energy Portfolio - Class II	—	2,379,644	3,886,234	6,900,924
Delaware Ivy VIP High Income Portfolio - Class I	—	(108,256)	(333,377)	(291,658)
Delaware Ivy VIP High Income Portfolio - Class II	—	(547,616)	(3,811,157)	(3,116,292)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	1,094,469	914,252	(3,151,153)	(2,262,408)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	5,999,669	4,627,277	(16,138,444)	(11,799,198)
Delaware Ivy VIP Science and Technology Portfolio - Class I	204,675	(143,883)	(553,088)	(703,857)
Delaware Ivy VIP Science and Technology Portfolio - Class II	5,359,056	1,807,940	(19,775,012)	(18,433,610)
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	266,004	207,418	(534,158)	(330,860)
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	2,373,421	1,676,697	(5,022,194)	(3,448,940)
Delaware VIP® Emerging Markets Series - Service Class	—	367,543	(93,946,119)	(88,064,817)
Delaware VIP® Emerging Markets Series - Standard Class	—	(32,939)	(437,695)	(423,612)
Delaware VIP® International Series - Standard Class	4,985	4,356	(17,596)	(13,174)
Delaware VIP® Small Cap Value Series - Service Class	31,350,504	43,648,811	(108,523,079)	(69,609,195)
Delaware VIP® Small Cap Value Series - Standard Class	558,361	655,497	(1,807,546)	(1,172,343)
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,798	(1,276)	(420,700)	(234,442)
DWS Alternative Asset Allocation VIP Portfolio - Class B	45,181	271,616	(6,951,791)	(4,264,039)
DWS Equity 500 Index VIP Portfolio - Class A	400,551	620,451	(2,114,921)	(1,516,750)
DWS Small Cap Index VIP Portfolio - Class A	421,035	391,811	(1,014,469)	(638,907)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	—	(23,447)	(181,727)	(80,105)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	—	(510,484)	(2,333,901)	(1,592,205)
Fidelity® VIP Balanced Portfolio - Initial Class	416,148	255,846	(2,011,982)	(1,684,944)
Fidelity® VIP Balanced Portfolio - Service Class 2	14,260,412	11,725,697	(66,684,491)	(55,801,564)
Fidelity® VIP Contrafund® Portfolio - Initial Class	305,366	396,983	(2,693,810)	(2,291,512)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	63,906,412	93,510,776	(525,588,593)	(449,002,177)
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	115,450	112,609	(234,095)	(113,110)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	4,492,717	3,715,338	(8,436,239)	(4,628,317)
Fidelity® VIP Growth Portfolio - Initial Class	707,109	720,078	(3,643,886)	(2,961,919)
Fidelity® VIP Growth Portfolio - Service Class 2	24,328,831	25,324,995	(121,830,693)	(100,080,228)
Fidelity® VIP Mid Cap Portfolio - Initial Class	267,680	229,618	(939,357)	(705,416)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$1,517,190	$(8,883,762)	$(7,366,572)	$892,454
Fidelity® VIP Strategic Income Portfolio - Initial Class	218,053	(23,945)	194,108	(101,839)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	933,417	(291,327)	642,090	(738,239)
First Trust Capital Strength Portfolio - Class I	448,040	(829,920)	(381,880)	(407,504)
First Trust Capital Strength Portfolio - Class II	11,265	(6,111)	5,154	6,410
First Trust Dorsey Wright Tactical Core Portfolio - Class I	175,781	(122,616)	53,165	(19,745)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	10,579	(2,245)	8,334	(23,802)
First Trust International Developed Capital Strength Portfolio - Class I	21,601	(23,939)	(2,338)	(129,104)
First Trust International Developed Capital Strength Portfolio - Class II	2,542	(888)	1,654	(3,759)
First Trust Multi Income Allocation Portfolio - Class I	294,857	(99,458)	195,399	51,065
First Trust Multi Income Allocation Portfolio - Class II	1,104	(118)	986	(2,219)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2,772,734	(3,078,408)	(305,674)	(370,114)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	26,949	(6,272)	20,677	(3,788)
Franklin Allocation VIP Fund - Class 1	—	(36)	(36)	(2,216)
Franklin Allocation VIP Fund - Class 4	258,342	(229,857)	28,485	(594,503)
Franklin Income VIP Fund - Class 1	54,423	(3,710)	50,713	(6,349)
Franklin Income VIP Fund - Class 2	19,056,074	(6,030,672)	13,025,402	3,081,653
Franklin Income VIP Fund - Class 4	6,505,530	(1,896,829)	4,608,701	411,459
Franklin Multi-Asset Variable Conservative Growth - Class I	1,944	(621)	1,323	860
Franklin Multi-Asset Variable Conservative Growth - Class II	279,775	(207,733)	72,042	(544,042)
Franklin Mutual Shares VIP Fund - Class 1	16,568	(4,602)	11,966	(4,108)
Franklin Mutual Shares VIP Fund - Class 2	9,301,144	(6,217,595)	3,083,549	2,131,597
Franklin Mutual Shares VIP Fund - Class 4	726,018	(559,927)	166,091	(259,116)
Franklin Rising Dividends VIP Fund - Class 1	24,407	(10,006)	14,401	(23,299)
Franklin Rising Dividends VIP Fund - Class 4	398,202	(535,762)	(137,560)	256,515
Franklin Small Cap Value VIP Fund - Class 1	31,485	(9,907)	21,578	(15,856)
Franklin Small Cap Value VIP Fund - Class 4	149,347	(166,633)	(17,286)	(225,082)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(6,848)	(6,848)	(32,994)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(133,138)	(133,138)	(666,815)
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	11,126	(2,312)	8,814	—
Goldman Sachs VIT Government Money Market Fund - Service Shares	269,125	(185,608)	83,517	1
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,268,928	(1,193,055)	75,873	(403,576)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	110,589	(32,781)	77,808	(6,817)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	61,027	(6,161)	54,866	(10,683)
Guggenheim VT Long Short Equity	25,722	(44,710)	(18,988)	15,121
Guggenheim VT Multi-Hedge Strategies	140,677	(80,328)	60,349	6,329
Hartford Capital Appreciation HLS Fund - Class IA	849	(365)	484	(238)
Hartford Capital Appreciation HLS Fund - Class IC	35,396	(180,477)	(145,081)	(224,583)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	—	(6,062)	(6,062)	(53,401)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	—	(157,086)	(157,086)	(438,396)
Invesco V.I. American Franchise Fund - Series I Shares	—	(30,533)	(30,533)	51,705
Invesco V.I. American Franchise Fund - Series II Shares	—	(10,637)	(10,637)	2,877
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	101,354	(5,070)	96,284	(2,890)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	794,249	(139,142)	655,107	(146,438)
Invesco V.I. Comstock Fund - Series I Shares	38,379	(6,818)	31,561	8,132
Invesco V.I. Comstock Fund - Series II Shares	428,598	(259,773)	168,825	161,248
Invesco V.I. Core Equity Fund - Series I Shares	47,555	(77,995)	(30,440)	40,287
Invesco V.I. Core Equity Fund - Series II Shares	7,330	(18,802)	(11,472)	4,365
Invesco V.I. Diversified Dividend Fund - Series I Shares	22,416	(3,421)	18,995	(8,868)
Invesco V.I. Diversified Dividend Fund - Series II Shares	406,069	(253,444)	152,625	307,615
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	90,084	(41,330)	48,754	327,704
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2,303,648	(4,291,593)	(1,987,945)	10,472,242
Invesco V.I. Equity and Income Fund - Series I Shares	16,688	(3,340)	13,348	(34,850)
Invesco V.I. Equity and Income Fund - Series II Shares	214,519	(150,565)	63,954	126,242
Invesco V.I. EQV International Equity Fund - Series I Shares	45,223	(26,810)	18,413	(87,118)
Invesco V.I. EQV International Equity Fund - Series II Shares	1,100,433	(1,144,086)	(43,653)	(1,403,059)
Invesco V.I. Global Fund - Series II Shares	—	(64,124)	(64,124)	67,778

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on investments	Total Net Realized Gain (Loss) On Investments	Net change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Fidelity® VIP Mid Cap Portfolio - Service Class 2	$39,036,209	$39,928,663	$(143,374,395)	$(110,812,304)
Fidelity® VIP Strategic Income Portfolio - Initial Class	4,650	(97,189)	(786,276)	(689,357)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	31,382	(706,857)	(3,912,717)	(3,977,484)
First Trust Capital Strength Portfolio - Class I	152,182	(255,322)	(5,775,861)	(6,413,063)
First Trust Capital Strength Portfolio - Class II	2,730	9,140	(134,445)	(120,151)
First Trust Dorsey Wright Tactical Core Portfolio - Class I	1,607,215	1,587,470	(3,938,622)	(2,297,987)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	88,412	64,610	(199,967)	(127,023)
First Trust International Developed Capital Strength Portfolio - Class I	11,247	(117,857)	(388,566)	(508,761)
First Trust International Developed Capital Strength Portfolio - Class II	1,153	(2,606)	(46,181)	(47,133)
First Trust Multi Income Allocation Portfolio - Class I	141,795	192,860	(1,268,419)	(880,160)
First Trust Multi Income Allocation Portfolio - Class II	632	(1,587)	(3,227)	(3,828)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	24,747,598	24,377,484	(54,563,402)	(30,491,592)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	195,301	191,513	(425,625)	(213,435)
Franklin Allocation VIP Fund - Class 1	—	(2,216)	—	(2,252)
Franklin Allocation VIP Fund - Class 4	1,628,133	1,033,630	(4,410,254)	(3,348,139)
Franklin Income VIP Fund - Class 1	20,751	14,402	(119,155)	(54,040)
Franklin Income VIP Fund - Class 2	7,734,956	10,816,609	(53,163,646)	(29,321,635)
Franklin Income VIP Fund - Class 4	2,660,091	3,071,550	(17,581,723)	(9,901,472)
Franklin Multi-Asset Variable Conservative Growth - Class I	4,617	5,477	(20,354)	(13,554)
Franklin Multi-Asset Variable Conservative Growth - Class II	773,838	229,796	(2,969,361)	(2,667,523)
Franklin Mutual Shares VIP Fund - Class 1	84,114	80,006	(157,162)	(65,190)
Franklin Mutual Shares VIP Fund - Class 2	56,170,583	58,302,180	(109,903,900)	(48,518,171)
Franklin Mutual Shares VIP Fund - Class 4	4,529,161	4,270,045	(8,343,743)	(3,907,607)
Franklin Rising Dividends VIP Fund - Class 1	279,943	256,644	(505,492)	(234,447)
Franklin Rising Dividends VIP Fund - Class 4	6,389,092	6,645,607	(12,776,737)	(6,268,690)
Franklin Small Cap Value VIP Fund - Class 1	452,108	436,252	(649,016)	(191,186)
Franklin Small Cap Value VIP Fund - Class 4	2,967,788	2,742,706	(4,659,034)	(1,933,614)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	321,576	288,582	(895,018)	(613,284)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	3,000,071	2,333,256	(7,803,180)	(5,603,062)
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	—	—	—	8,814
Goldman Sachs VIT Government Money Market Fund - Service Shares	—	1	4	83,522
Goldman Sachs VIT Large Cap Value Fund - Service Shares	10,992,965	10,589,389	(20,888,364)	(10,223,102)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	—	(6,817)	(292,425)	(221,434)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	—	(10,683)	(166,397)	(122,214)
Guggenheim VT Long Short Equity	—	15,121	(961,831)	(965,698)
Guggenheim VT Multi-Hedge Strategies	122,219	128,548	(638,482)	(449,585)
Hartford Capital Appreciation HLS Fund - Class IA	11,794	11,556	(28,561)	(16,521)
Hartford Capital Appreciation HLS Fund - Class IC	1,922,494	1,697,911	(4,456,095)	(2,903,265)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	268,342	214,941	(717,398)	(508,519)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2,544,227	2,105,831	(7,328,995)	(5,380,250)
Invesco V.I. American Franchise Fund - Series I Shares	544,598	596,303	(1,457,220)	(891,450)
Invesco V.I. American Franchise Fund - Series II Shares	182,281	185,158	(448,800)	(274,279)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	47,227	44,337	(362,277)	(221,656)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	384,264	237,826	(2,807,275)	(1,914,342)
Invesco V.I. Comstock Fund - Series I Shares	73,152	81,284	(125,262)	(12,417)
Invesco V.I. Comstock Fund - Series II Shares	977,317	1,138,565	(1,617,520)	(310,130)
Invesco V.I. Core Equity Fund - Series I Shares	808,180	848,467	(2,214,486)	(1,396,459)
Invesco V.I. Core Equity Fund - Series II Shares	184,110	188,475	(484,298)	(307,295)
Invesco V.I. Diversified Dividend Fund - Series I Shares	147,063	138,195	(170,978)	(13,788)
Invesco V.I. Diversified Dividend Fund - Series II Shares	3,071,022	3,378,637	(4,215,637)	(684,375)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	479,412	807,116	(1,873,680)	(1,017,810)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	15,533,260	26,005,502	(66,404,405)	(42,386,848)
Invesco V.I. Equity and Income Fund - Series I Shares	127,441	92,591	(196,190)	(90,251)
Invesco V.I. Equity and Income Fund - Series II Shares	1,979,454	2,105,696	(3,408,223)	(1,238,573)
Invesco V.I. EQV International Equity Fund - Series I Shares	288,469	201,351	(696,254)	(476,490)
Invesco V.I. EQV International Equity Fund - Series II Shares	8,607,993	7,204,934	(25,316,244)	(18,154,963)
Invesco V.I. Global Fund - Series II Shares	1,170,069	1,237,847	(3,950,805)	(2,777,082)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	$9,241	$(6,770)	$2,471	$18,392
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	55,803	(245,580)	(189,777)	247,359
Janus Henderson Balanced Portfolio - Service Shares	124,273	(214,035)	(89,762)	546,219
Janus Henderson Enterprise Portfolio - Service Shares	4,071	(83,917)	(79,846)	120,220
Janus Henderson Global Research Portfolio - Service Shares	4,457	(8,207)	(3,750)	9,941
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	137,337	(32,572)	104,765	(155,223)
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	3,355,403	(2,936,265)	419,138	(3,131,562)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	63,378	(67,037)	(3,659)	(1,436)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	16,235	(1,488)	14,747	17
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	152,860	(47,951)	104,909	(881)
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	—	(185)	(185)	(6,251)
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	(1,942)	(1,942)	41,255
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	(2,385)	(2,385)	86,304
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	2,782	(3,434)	(652)	(144,295)
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	—	(2,304)	(2,304)	(1,972)
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	604	(1,125)	(521)	(38)
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	—	(1,541)	(1,541)	(7,963)
Lincoln S&P 500 Buffer Fund Aug - Service Class	—	(5,285)	(5,285)	(539)
Lincoln S&P 500 Buffer Fund Feb - Service Class	7,368	(4,489)	2,879	(3,428)
Lincoln S&P 500 Buffer Fund May - Service Class	2,172	(4,860)	(2,688)	(2,970)
Lincoln S&P 500 Buffer Fund Nov - Service Class	—	(6,540)	(6,540)	(8,129)
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	14,392	(5,864)	8,528	12
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	3,840	(4,097)	(257)	892
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	9,965	(6,472)	3,493	(416)
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	—	(9,906)	(9,906)	1,268
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	1,882,701	(513,324)	1,369,377	(2,638,454)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	—	(246,628)	(246,628)	(2,683,395)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	114,008	(111,118)	2,890	194,244
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,412,938	(453,916)	959,022	(756,807)
LVIP American Balanced Allocation Fund - Service Class	1,410,717	(910,980)	499,737	(262,870)
LVIP American Balanced Allocation Fund - Standard Class	283,839	(81,046)	202,793	31,366
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	8,092,095	(7,331,018)	761,077	8,836,953
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	611,043	(486,494)	124,549	56,778
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	9,423	(3,718)	5,705	502
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	906,793	(1,145,112)	(238,319)	318,978
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	6,428	(2,684)	3,744	(13)
LVIP American Global Growth Fund - Service Class II	1,729,662	(4,810,460)	(3,080,798)	3,271,058
LVIP American Global Small Capitalization Fund - Service Class II	2,621,975	(943,062)	1,678,913	(582,315)
LVIP American Growth Allocation Fund - Service Class	678,729	(591,525)	87,204	253,651
LVIP American Growth Allocation Fund - Standard Class	119,209	(29,436)	89,773	(2,364)
LVIP American Growth Fund - Service Class II	22,005,807	(20,816,360)	1,189,447	20,317,937
LVIP American Growth-Income Fund - Service Class II	25,989,023	(16,812,927)	9,176,096	16,068,994
LVIP American Income Allocation Fund - Standard Class	5,056	(1,912)	3,144	(10,908)
LVIP American International Fund - Service Class II	6,370,114	(3,980,768)	2,389,346	(2,244,140)
LVIP American Preservation Fund - Service Class	317,176	(213,098)	104,078	(654,508)
LVIP American Preservation Fund - Standard Class	5,435	(2,474)	2,961	(2,088)
LVIP Baron Growth Opportunities Fund - Service Class	—	(4,260,263)	(4,260,263)	7,296,814
LVIP Baron Growth Opportunities Fund - Standard Class	—	(7,594)	(7,594)	74,377
LVIP BlackRock Advantage Allocation Fund - Service Class	126,389	(92,946)	33,443	(2,678,190)
LVIP BlackRock Advantage Allocation Fund - Standard Class	5,117	(824)	4,293	(74,346)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	28,130,214	(21,440,916)	6,689,298	35,599,055
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	7,707	(1,793)	5,914	14,109
LVIP BlackRock Global Allocation Fund - Service Class	1,941,879	(7,999,796)	(6,057,917)	(5,329,956)
LVIP BlackRock Global Allocation Fund - Standard Class	26,780	(18,949)	7,831	(12,921)
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on investments	Total Net Realized Gain (Loss) On Investments	Net change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	$200,511	$218,903	$(517,819)	$(296,445)
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	2,614,667	2,862,026	(7,029,585)	(4,357,336)
Janus Henderson Balanced Portfolio - Service Shares	387,423	933,642	(3,669,997)	(2,826,117)
Janus Henderson Enterprise Portfolio - Service Shares	891,274	1,011,494	(1,988,647)	(1,056,999)
Janus Henderson Global Research Portfolio - Service Shares	59,238	69,179	(194,478)	(129,049)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	35,904	(119,319)	(977,253)	(991,807)
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	1,013,599	(2,117,963)	(29,014,700)	(30,713,525)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	279,238	277,802	(1,271,952)	(997,809)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	12,251	12,268	(85,867)	(58,852)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	124,070	123,189	(877,493)	(649,395)
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	—	(6,251)	2,213	(4,223)
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	41,255	(142,486)	(103,173)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	86,304	(180,922)	(97,003)
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	1,546	(142,749)	(45,918)	(189,319)
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	22,885	20,913	(48,559)	(29,950)
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	645	607	(21,017)	(20,931)
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	15,743	7,780	(63,611)	(57,372)
Lincoln S&P 500 Buffer Fund Aug - Service Class	41,901	41,362	(83,860)	(47,783)
Lincoln S&P 500 Buffer Fund Feb - Service Class	59,924	56,496	(55,763)	3,612
Lincoln S&P 500 Buffer Fund May - Service Class	77,723	74,753	(95,376)	(23,311)
Lincoln S&P 500 Buffer Fund Nov - Service Class	73,271	65,142	(65,119)	(6,517)
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	98,161	98,173	(83,924)	22,777
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	54,399	55,291	(48,561)	6,473
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	114,810	114,394	(94,102)	23,785
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	176,104	177,372	(163,095)	4,371
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	118,298	(2,520,156)	(6,873,792)	(8,024,571)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	—	(2,683,395)	(9,994,504)	(12,924,527)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	1,390,190	1,584,434	(3,304,782)	(1,717,458)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	—	(756,807)	(3,144,546)	(2,942,331)
LVIP American Balanced Allocation Fund - Service Class	3,796,972	3,534,102	(18,712,370)	(14,678,531)
LVIP American Balanced Allocation Fund - Standard Class	636,697	668,063	(3,266,714)	(2,395,858)
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	40,597,264	49,434,217	(98,846,255)	(48,650,961)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	1,800,661	1,857,439	(8,326,524)	(6,344,536)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	23,402	23,904	(109,068)	(79,459)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	4,065,301	4,384,279	(22,275,740)	(18,129,780)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	21,846	21,833	(114,944)	(89,367)
LVIP American Global Growth Fund - Service Class II	20,868,238	24,139,296	(133,149,662)	(112,091,164)
LVIP American Global Small Capitalization Fund - Service Class II	4,506,308	3,923,993	(30,642,719)	(25,039,813)
LVIP American Growth Allocation Fund - Service Class	2,596,039	2,849,690	(14,063,318)	(11,126,424)
LVIP American Growth Allocation Fund - Standard Class	347,165	344,801	(1,768,262)	(1,333,688)
LVIP American Growth Fund - Service Class II	187,636,848	207,954,785	(749,423,678)	(540,279,446)
LVIP American Growth-Income Fund - Service Class II	10,881,790	26,950,784	(264,910,692)	(228,783,812)
LVIP American Income Allocation Fund - Standard Class	9,064	(1,844)	(35,562)	(34,262)
LVIP American International Fund - Service Class II	1,040,790	(1,203,350)	(67,781,202)	(66,595,206)
LVIP American Preservation Fund - Service Class	48,816	(605,692)	(1,240,484)	(1,742,098)
LVIP American Preservation Fund - Standard Class	629	(1,459)	(21,663)	(20,161)
LVIP Baron Growth Opportunities Fund - Service Class	21,574,679	28,871,493	(122,437,801)	(97,826,571)
LVIP Baron Growth Opportunities Fund - Standard Class	110,251	184,628	(727,595)	(550,561)
LVIP BlackRock Advantage Allocation Fund - Service Class	496,394	(2,181,796)	206,111	(1,942,242)
LVIP BlackRock Advantage Allocation Fund - Standard Class	17,904	(56,442)	(15,752)	(67,901)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	132,658,267	168,257,322	(231,858,900)	(56,912,280)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	31,886	45,995	(60,306)	(8,397)
LVIP BlackRock Global Allocation Fund - Service Class	23,631,054	18,301,098	(65,689,924)	(53,446,743)
LVIP BlackRock Global Allocation Fund - Standard Class	196,916	183,995	(564,431)	(372,605)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	$17,772,158	$(11,797,487)	$5,974,671	$1,443,975
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	1,783	(951)	832	(22)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	4,584,764	(5,789,861)	(1,205,097)	760,228
LVIP BlackRock Global Real Estate Fund - Service Class	1,103,160	(1,241,014)	(137,854)	(1,412,091)
LVIP BlackRock Global Real Estate Fund - Standard Class	39,761	(8,959)	30,802	(19,055)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	75,702,209	(13,374,514)	62,327,695	(8,534,047)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,443,793	(80,105)	1,363,688	(374,572)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	5,719,377	(8,067,932)	(2,348,555)	1,778,846
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	—	(17,660,610)	(17,660,610)	8,183,558
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	—	(45,781)	(45,781)	76,737
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	—	(11,283,848)	(11,283,848)	10,598,052
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(1,146)	(1,146)	2,434
LVIP Channing Small Cap Value Fund - Service Class	933	(957)	(24)	(4)
LVIP Channing Small Cap Value Fund - Standard Class	—	(19)	(19)	(3,089)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	2,538,760	(7,506,696)	(4,967,936)	10,640,084
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	662	(692)	(30)	739
LVIP Delaware Bond Fund - Service Class	107,418,297	(55,583,634)	51,834,663	(62,939,104)
LVIP Delaware Bond Fund - Standard Class	1,710,675	(887,384)	823,291	(1,524,232)
LVIP Delaware Diversified Floating Rate Fund - Service Class	14,431,733	(11,304,298)	3,127,435	(4,644,018)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	150,713	(38,132)	112,581	(27,861)
LVIP Delaware Diversified Income Fund - Service Class	55,089,179	(29,396,873)	25,692,306	(37,524,674)
LVIP Delaware Diversified Income Fund - Standard Class	574,364	(106,475)	467,889	(328,611)
LVIP Delaware High Yield Fund - Service Class	4,463,944	(1,393,659)	3,070,285	(3,182,104)
LVIP Delaware High Yield Fund - Standard Class	110,488	(28,107)	82,381	(271,661)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	21,424,008	(13,839,675)	7,584,333	(11,144,037)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	79,839	(26,723)	53,116	(66,274)
LVIP Delaware Mid Cap Value Fund - Service Class	1,662,511	(2,096,958)	(434,447)	3,351,898
LVIP Delaware Mid Cap Value Fund - Standard Class	25,740	(4,929)	20,811	(16,068)
LVIP Delaware REIT Fund - Service Class	3,455,307	(1,886,133)	1,569,174	2,241,649
LVIP Delaware REIT Fund - Standard Class	143,656	(38,853)	104,803	87,818
LVIP Delaware SMID Cap Core Fund - Service Class	275,240	(2,424,511)	(2,149,271)	(71,932)
LVIP Delaware SMID Cap Core Fund - Standard Class	23,813	(76,928)	(53,115)	64,906
LVIP Delaware Social Awareness Fund - Service Class	550,243	(1,077,059)	(526,816)	1,173,087
LVIP Delaware Social Awareness Fund - Standard Class	71,871	(98,745)	(26,874)	158,479
LVIP Delaware U.S. Growth Fund - Service Class	—	(3,368,070)	(3,368,070)	(4,728,156)
LVIP Delaware U.S. Growth Fund - Standard Class	—	(787)	(787)	(21,046)
LVIP Delaware Value Fund - Service Class	4,085,384	(4,620,625)	(535,241)	2,379,255
LVIP Delaware Value Fund - Standard Class	98,627	(84,816)	13,811	33,301
LVIP Delaware Wealth Builder Fund - Service Class	326,469	(270,377)	56,092	(416,856)
LVIP Delaware Wealth Builder Fund - Standard Class	61,696	(49,923)	11,773	(66,361)
LVIP Dimensional International Core Equity Fund - Service Class	4,440,438	(1,823,904)	2,616,534	708,502
LVIP Dimensional International Core Equity Fund - Standard Class	581,453	(94,201)	487,252	(64,868)
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	14,925,702	(7,856,015)	7,069,687	(806,005)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	70,889	(13,134)	57,755	10,180
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2,409,482	(3,502,604)	(1,093,122)	4,930,103
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	305,841	(139,494)	166,347	471,003
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,533,768	(2,133,145)	(599,377)	3,771,641
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	228,578	(90,072)	138,506	485,261
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	6,812,886	(13,107,030)	(6,294,144)	31,189,818
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	51,046	(26,992)	24,054	106,058

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on investments	Total Net Realized Gain (Loss) On Investments	Net change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	$—	$1,443,975	$(172,402,032)	$(164,983,386)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	—	(22)	(14,906)	(14,096)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	13,084,655	13,844,883	(94,691,899)	(82,052,113)
LVIP BlackRock Global Real Estate Fund - Service Class	2,032,987	620,896	(30,478,593)	(29,995,551)
LVIP BlackRock Global Real Estate Fund - Standard Class	57,111	38,056	(864,942)	(796,084)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	—	(8,534,047)	(110,530,073)	(56,736,425)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(374,572)	(1,874,317)	(885,201)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	16,451,982	18,230,828	(127,526,857)	(111,644,584)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	167,015,170	175,198,728	(558,596,749)	(401,058,631)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	291,873	368,610	(1,068,530)	(745,701)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	67,080,837	77,678,889	(291,582,722)	(225,187,681)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	11,246	13,680	(51,907)	(39,373)
LVIP Channing Small Cap Value Fund - Service Class	—	(4)	(5,526)	(5,554)
LVIP Channing Small Cap Value Fund - Standard Class	—	(3,089)	34	(3,074)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	44,459,840	55,099,924	(158,133,012)	(108,001,024)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	6,839	7,578	(22,882)	(15,334)
LVIP Delaware Bond Fund - Service Class	—	(62,939,104)	(664,164,981)	(675,269,422)
LVIP Delaware Bond Fund - Standard Class	—	(1,524,232)	(8,774,816)	(9,475,757)
LVIP Delaware Diversified Floating Rate Fund - Service Class	—	(4,644,018)	(11,785,232)	(13,301,815)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	(27,861)	(85,184)	(464)
LVIP Delaware Diversified Income Fund - Service Class	3,937,429	(33,587,245)	(329,262,666)	(337,157,605)
LVIP Delaware Diversified Income Fund - Standard Class	36,252	(292,359)	(3,009,396)	(2,833,866)
LVIP Delaware High Yield Fund - Service Class	—	(3,182,104)	(12,062,178)	(12,173,997)
LVIP Delaware High Yield Fund - Standard Class	—	(271,661)	(208,329)	(397,609)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	—	(11,144,037)	(60,470,838)	(64,030,542)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	—	(66,274)	(174,037)	(187,195)
LVIP Delaware Mid Cap Value Fund - Service Class	4,569,095	7,920,993	(23,160,319)	(15,673,773)
LVIP Delaware Mid Cap Value Fund - Standard Class	56,871	40,803	(144,872)	(83,258)
LVIP Delaware REIT Fund - Service Class	—	2,241,649	(43,819,387)	(40,008,564)
LVIP Delaware REIT Fund - Standard Class	—	87,818	(1,731,504)	(1,538,883)
LVIP Delaware SMID Cap Core Fund - Service Class	4,725,414	4,653,482	(30,616,251)	(28,112,040)
LVIP Delaware SMID Cap Core Fund - Standard Class	153,650	218,556	(1,181,707)	(1,016,266)
LVIP Delaware Social Awareness Fund - Service Class	7,649,411	8,822,498	(26,091,798)	(17,796,116)
LVIP Delaware Social Awareness Fund - Standard Class	703,031	861,510	(2,439,902)	(1,605,266)
LVIP Delaware U.S. Growth Fund - Service Class	58,950,032	54,221,876	(154,664,633)	(103,810,827)
LVIP Delaware U.S. Growth Fund - Standard Class	41,213	20,167	(81,934)	(62,554)
LVIP Delaware Value Fund - Service Class	20,875,034	23,254,289	(39,160,548)	(16,441,500)
LVIP Delaware Value Fund - Standard Class	398,144	431,445	(758,310)	(313,054)
LVIP Delaware Wealth Builder Fund - Service Class	875,722	458,866	(2,830,566)	(2,315,608)
LVIP Delaware Wealth Builder Fund - Standard Class	145,741	79,380	(509,179)	(418,026)
LVIP Dimensional International Core Equity Fund - Service Class	—	708,502	(21,173,092)	(17,848,056)
LVIP Dimensional International Core Equity Fund - Standard Class	—	(64,868)	(3,028,970)	(2,606,586)
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	—	(806,005)	(79,876,309)	(73,612,627)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	10,180	(321,942)	(254,007)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	11,247,016	16,177,119	(59,167,879)	(44,083,882)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,105,582	1,576,585	(5,831,311)	(4,088,379)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	6,613,321	10,384,962	(33,951,933)	(24,166,348)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	794,107	1,279,368	(4,070,255)	(2,652,381)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	29,771,004	60,960,822	(215,577,383)	(160,910,705)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	166,354	272,412	(1,146,006)	(849,540)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	$2,862,584	$(7,313,818)	$(4,451,234)	$8,782,757
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	803	(929)	(126)	133
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	10,877,260	(13,154,131)	(2,276,871)	19,612,990
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	205,635	(162,172)	43,463	(1,553,349)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	1,028	(280)	748	(5,779)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	4,420,812	(2,364,203)	2,056,609	(1,029,555)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	60,149	(16,725)	43,424	(18,119)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	17,962,473	(12,931,886)	5,030,587	(7,140,848)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	50,003	(8,568)	41,435	(35,025)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	128,633,340	(84,670,925)	43,962,415	(8,039,710)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	248,358	(73,966)	174,392	(174,056)
LVIP Global Income Fund - Service Class	—	(7,162,643)	(7,162,643)	(14,262,264)
LVIP Global Income Fund - Standard Class	—	(6,465)	(6,465)	(25,845)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	112,380,998	(68,931,955)	43,449,043	(8,713,496)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	123,553	(29,145)	94,408	(87,605)
LVIP Government Money Market Fund - Service Class	6,885,133	(7,678,700)	(793,567)	(1,870)
LVIP Government Money Market Fund - Standard Class	576,811	(458,431)	118,380	(82)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	6,210,000	(6,665,879)	(455,879)	11,413,460
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	1,495	(884)	611	2,459
LVIP JPMorgan High Yield Fund - Service Class	10,236,198	(2,737,302)	7,498,896	(5,058,188)
LVIP JPMorgan High Yield Fund - Standard Class	348,154	(24,744)	323,410	(127,889)
LVIP JPMorgan Retirement Income Fund - Service Class	330,352	(258,148)	72,204	(209,150)
LVIP JPMorgan Retirement Income Fund - Standard Class	23,288	(5,412)	17,876	(1,172)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	5,816,969	(8,310,144)	(2,493,175)	19,720,347
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,263	(1,752)	511	6,048
LVIP Loomis Sayles Global Growth Fund - Service Class	—	(18,999)	(18,999)	(93,124)
LVIP Loomis Sayles Global Growth Fund - Standard Class	653	(1,321)	(668)	(12,092)
LVIP MFS International Equity Managed Volatility Fund - Service Class	5,163,281	(8,377,417)	(3,214,136)	3,656,936
LVIP MFS International Growth Fund - Service Class	2,120,702	(3,564,385)	(1,443,683)	3,781,883
LVIP MFS International Growth Fund - Standard Class	25,330	(8,524)	16,806	(13,311)
LVIP MFS Value Fund - Service Class	16,368,211	(13,187,426)	3,180,785	62,683,244
LVIP MFS Value Fund - Standard Class	137,371	(26,578)	110,793	76,357
LVIP Mondrian International Value Fund - Service Class	5,923,428	(3,257,045)	2,666,383	(2,627,897)
LVIP Mondrian International Value Fund - Standard Class	207,016	(117,697)	89,319	(49,165)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	1,065,894	(1,283,543)	(217,649)	722,528
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	814	(252)	562	39
LVIP PIMCO Low Duration Bond Fund - Service Class	14,477,979	(11,018,972)	3,459,007	(12,239,179)
LVIP PIMCO Low Duration Bond Fund - Standard Class	280,613	(65,963)	214,650	(201,021)
LVIP SSGA Bond Index Fund - Service Class	15,342,422	(13,513,690)	1,828,732	(14,274,875)
LVIP SSGA Bond Index Fund - Standard Class	347,519	(91,180)	256,339	(493,115)
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,855,998	(1,140,293)	715,705	461,037
LVIP SSGA Conservative Index Allocation Fund - Standard Class	128,154	(30,826)	97,328	(37,174)
LVIP SSGA Conservative Structured Allocation Fund - Service Class	4,490,889	(1,900,938)	2,589,951	(250,434)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	49,850	(7,041)	42,809	(6,378)
LVIP SSGA Developed International 150 Fund - Service Class	8,999,394	(1,953,759)	7,045,635	(970,539)
LVIP SSGA Developed International 150 Fund - Standard Class	90,299	(6,226)	84,073	(27,703)
LVIP SSGA Emerging Markets 100 Fund - Service Class	12,948,570	(2,124,103)	10,824,467	(4,085,616)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	441,208	(20,927)	420,281	(144,625)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	378,397	(167,834)	210,563	(546,206)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	65,721	(10,221)	55,500	(142,596)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	21,277,493	(9,891,239)	11,386,254	(3,615,639)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on investments	Total Net Realized Gain (Loss) On Investments	Net change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	$66,496,539	$75,279,296	$(181,797,412)	$(110,969,350)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	18,876	19,009	(49,565)	(30,682)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	38,651,167	58,264,157	(188,814,284)	(132,826,998)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	136,877	(1,416,472)	(2,731,074)	(4,104,083)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	605	(5,174)	(14,830)	(19,256)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	3,089,670	2,060,115	(53,913,783)	(49,797,059)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	40,018	21,899	(760,649)	(695,326)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	54,937,811	47,796,963	(209,086,736)	(156,259,186)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	132,220	97,195	(420,619)	(281,989)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	521,305,530	513,265,820	(1,993,744,710)	(1,436,516,475)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	885,288	711,232	(3,154,913)	(2,269,289)
LVIP Global Income Fund - Service Class	—	(14,262,264)	(65,040,332)	(86,465,239)
LVIP Global Income Fund - Standard Class	—	(25,845)	(147,535)	(179,845)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	384,247,086	375,533,590	(1,498,874,639)	(1,079,892,006)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	377,542	289,937	(1,358,594)	(974,249)
LVIP Government Money Market Fund - Service Class	506	(1,364)	1,870	(793,061)
LVIP Government Money Market Fund - Standard Class	35	(47)	82	118,415
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	34,742,217	46,155,677	(86,574,748)	(40,874,950)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	6,876	9,335	(17,210)	(7,264)
LVIP JPMorgan High Yield Fund - Service Class	—	(5,058,188)	(29,051,021)	(26,610,313)
LVIP JPMorgan High Yield Fund - Standard Class	—	(127,889)	(786,738)	(591,217)
LVIP JPMorgan Retirement Income Fund - Service Class	545,859	336,709	(3,040,429)	(2,631,516)
LVIP JPMorgan Retirement Income Fund - Standard Class	33,440	32,268	(226,058)	(175,914)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	63,299,359	83,019,706	(144,689,536)	(64,163,005)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	25,548	31,596	(57,698)	(25,591)
LVIP Loomis Sayles Global Growth Fund - Service Class	108,461	15,337	(658,070)	(661,732)
LVIP Loomis Sayles Global Growth Fund - Standard Class	11,279	(813)	(73,982)	(75,463)
LVIP MFS International Equity Managed Volatility Fund - Service Class	—	3,656,936	(115,365,736)	(114,922,936)
LVIP MFS International Growth Fund - Service Class	17,550,569	21,332,452	(67,210,118)	(47,321,349)
LVIP MFS International Growth Fund - Standard Class	155,806	142,495	(530,597)	(371,296)
LVIP MFS Value Fund - Service Class	44,415,147	107,098,391	(201,754,535)	(91,475,359)
LVIP MFS Value Fund - Standard Class	309,035	385,392	(929,032)	(432,847)
LVIP Mondrian International Value Fund - Service Class	—	(2,627,897)	(30,234,053)	(30,195,567)
LVIP Mondrian International Value Fund - Standard Class	—	(49,165)	(1,038,719)	(998,565)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	428,192	1,150,720	(19,819,196)	(18,886,125)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	258	297	(11,142)	(10,283)
LVIP PIMCO Low Duration Bond Fund - Service Class	—	(12,239,179)	(41,736,739)	(50,516,911)
LVIP PIMCO Low Duration Bond Fund - Standard Class	—	(201,021)	(714,057)	(700,428)
LVIP SSGA Bond Index Fund - Service Class	—	(14,274,875)	(128,477,822)	(140,923,965)
LVIP SSGA Bond Index Fund - Standard Class	—	(493,115)	(2,268,832)	(2,505,608)
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,379,999	1,841,036	(17,138,479)	(14,581,738)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	82,605	45,431	(958,619)	(815,860)
LVIP SSGA Conservative Structured Allocation Fund - Service Class	4,042,125	3,791,691	(28,371,473)	(21,989,831)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	41,064	34,686	(270,400)	(192,905)
LVIP SSGA Developed International 150 Fund - Service Class	—	(970,539)	(17,331,705)	(11,256,609)
LVIP SSGA Developed International 150 Fund - Standard Class	—	(27,703)	(164,629)	(108,259)
LVIP SSGA Emerging Markets 100 Fund - Service Class	—	(4,085,616)	(26,458,583)	(19,719,732)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(144,625)	(834,313)	(558,657)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	—	(546,206)	(3,219,482)	(3,555,125)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	—	(142,596)	(448,277)	(535,373)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	11,015,186	7,399,547	(130,477,484)	(111,691,683)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	$81,324	$(11,546)	$69,778	$(128,693)
LVIP SSGA International Index Fund - Service Class	10,368,312	(4,057,140)	6,311,172	3,574,109
LVIP SSGA International Index Fund - Standard Class	560,689	(73,856)	486,833	(195,011)
LVIP SSGA International Managed Volatility Fund - Service Class	10,947,713	(4,476,467)	6,471,246	274,626
LVIP SSGA International Managed Volatility Fund - Standard Class	2,740	(720)	2,020	(415)
LVIP SSGA Large Cap 100 Fund - Service Class	8,044,060	(5,136,819)	2,907,241	3,513,625
LVIP SSGA Large Cap 100 Fund - Standard Class	243,410	(61,656)	181,754	(172,900)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	8,518,604	(11,409,415)	(2,890,811)	10,601,442
LVIP SSGA Mid-Cap Index Fund - Service Class	1,746,462	(2,119,643)	(373,181)	1,002,578
LVIP SSGA Mid-Cap Index Fund - Standard Class	189,943	(67,543)	122,400	(77,195)
LVIP SSGA Moderate Index Allocation Fund - Service Class	6,128,090	(3,706,301)	2,421,789	3,930,696
LVIP SSGA Moderate Index Allocation Fund - Standard Class	138,395	(29,025)	109,370	(94,326)
LVIP SSGA Moderate Structured Allocation Fund - Service Class	23,615,122	(9,056,534)	14,558,588	3,944,638
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	61,846	(6,025)	55,821	(30,030)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	4,892,258	(3,310,523)	1,581,735	3,643,295
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	148,075	(20,902)	127,173	2,442
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	14,287,382	(5,187,365)	9,100,017	2,831,645
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	106,791	(13,487)	93,304	(11,615)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	12,764	(79,776)	(67,012)	(1,125,825)
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	1,854	(2,438)	(584)	(64,363)
LVIP SSGA S&P 500 Index Fund - Service Class	19,618,546	(23,556,583)	(3,938,037)	74,405,795
LVIP SSGA S&P 500 Index Fund - Standard Class	1,700,988	(840,448)	860,540	2,990,385
LVIP SSGA Short-Term Bond Index Fund - Service Class	2,178,727	(2,419,707)	(240,980)	(1,985,638)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	111,806	(34,206)	77,600	(140,949)
LVIP SSGA Small-Cap Index Fund - Service Class	3,803,196	(6,379,589)	(2,576,393)	5,364,127
LVIP SSGA Small-Cap Index Fund - Standard Class	204,194	(96,018)	108,176	(66,632)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	5,617,071	(2,679,230)	2,937,841	(2,558,761)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	338,439	(69,168)	269,271	(415,158)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	4,473,270	(8,881,139)	(4,407,869)	(3,384,373)
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	474	(473)	1	(1,659)
LVIP T. Rowe Price 2010 Fund - Service Class	3,058	(29,219)	(26,161)	(956,831)
LVIP T. Rowe Price 2020 Fund - Service Class	192,790	(121,205)	71,585	(76,957)
LVIP T. Rowe Price 2030 Fund - Service Class	75,831	(67,295)	8,536	18,056
LVIP T. Rowe Price 2040 Fund - Service Class	70,334	(79,769)	(9,435)	106,467
LVIP T. Rowe Price Growth Stock Fund - Service Class	—	(4,797,832)	(4,797,832)	3,238,576
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(22,902)	(22,902)	(158,812)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	—	(4,777,001)	(4,777,001)	(1,861,347)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	560	(45,597)	(45,037)	22,492
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,972,185	(2,411,991)	(439,806)	(197,855)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	15,961	(5,691)	10,270	(14,007)
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	21,739,206	(19,354,772)	2,384,434	4,071,266
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	45,373	(14,944)	30,429	(2,015)
LVIP Vanguard Bond Allocation Fund - Service Class	14,525,808	(12,595,000)	1,930,808	(11,510,658)
LVIP Vanguard Bond Allocation Fund - Standard Class	790,419	(225,466)	564,953	(827,727)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	3,854,779	(5,348,078)	(1,493,299)	15,278,503
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	242,498	(128,977)	113,521	296,258
LVIP Vanguard International Equity ETF Fund - Service Class	5,871,508	(3,718,829)	2,152,679	(277,775)
LVIP Vanguard International Equity ETF Fund - Standard Class	569,469	(125,684)	443,785	(176,638)
LVIP Wellington Capital Growth Fund - Service Class	—	(4,590,823)	(4,590,823)	1,450,022
LVIP Wellington Capital Growth Fund - Standard Class	—	(18,286)	(18,286)	(261,010)
LVIP Wellington SMID Cap Value Fund - Service Class	667,679	(1,946,714)	(1,279,035)	4,422,391
LVIP Wellington SMID Cap Value Fund - Standard Class	12,486	(6,571)	5,915	12,989
LVIP Western Asset Core Bond Fund - Service Class	10,637,048	(5,826,941)	4,810,107	(9,179,938)
LVIP Western Asset Core Bond Fund - Standard Class	484,465	(73,862)	410,603	(459,522)
MFS® VIT Growth Series - Initial Class	—	(62,080)	(62,080)	(4,779)
MFS® VIT Growth Series - Service Class	—	(3,038,337)	(3,038,337)	413,530

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on investments	Total Net Realized Gain (Loss) On Investments	Net change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	$36,221	$(92,472)	$(337,390)	$(360,084)
LVIP SSGA International Index Fund - Service Class	—	3,574,109	(57,758,988)	(47,873,707)
LVIP SSGA International Index Fund - Standard Class	—	(195,011)	(2,096,701)	(1,804,879)
LVIP SSGA International Managed Volatility Fund - Service Class	—	274,626	(67,959,562)	(61,213,690)
LVIP SSGA International Managed Volatility Fund - Standard Class	—	(415)	(16,222)	(14,617)
LVIP SSGA Large Cap 100 Fund - Service Class	19,898,689	23,412,314	(68,462,682)	(42,143,127)
LVIP SSGA Large Cap 100 Fund - Standard Class	542,934	370,034	(1,512,156)	(960,368)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	35,224,120	45,825,562	(204,290,841)	(161,356,090)
LVIP SSGA Mid-Cap Index Fund - Service Class	15,877,749	16,880,327	(41,378,356)	(24,871,210)
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,404,012	1,326,817	(3,355,449)	(1,906,232)
LVIP SSGA Moderate Index Allocation Fund - Service Class	5,072,785	9,003,481	(59,906,063)	(48,480,793)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	117,018	22,692	(1,227,308)	(1,095,246)
LVIP SSGA Moderate Structured Allocation Fund - Service Class	21,935,428	25,880,066	(138,050,646)	(97,611,992)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	53,282	23,252	(319,343)	(240,270)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	4,057,868	7,701,163	(52,560,766)	(43,277,868)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	80,916	83,358	(990,142)	(779,611)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	11,004,651	13,836,296	(78,118,091)	(55,181,778)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	75,990	64,375	(510,874)	(353,195)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	132,364	(993,461)	(2,289,683)	(3,350,156)
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	7,659	(56,704)	(115,972)	(173,260)
LVIP SSGA S&P 500 Index Fund - Service Class	140,844,230	215,250,025	(575,018,651)	(363,706,663)
LVIP SSGA S&P 500 Index Fund - Standard Class	9,910,539	12,900,924	(37,130,879)	(23,369,415)
LVIP SSGA Short-Term Bond Index Fund - Service Class	916,471	(1,069,167)	(7,364,475)	(8,674,622)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	46,686	(94,263)	(263,570)	(280,233)
LVIP SSGA Small-Cap Index Fund - Service Class	44,890,848	50,254,975	(157,590,024)	(109,911,442)
LVIP SSGA Small-Cap Index Fund - Standard Class	1,824,788	1,758,156	(5,631,848)	(3,765,516)
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	6,260,222	3,701,461	(34,244,829)	(27,605,527)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	349,291	(65,867)	(1,489,424)	(1,286,020)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	25,524,923	22,140,550	(151,689,991)	(133,957,310)
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	2,304	645	(12,296)	(11,650)
LVIP T. Rowe Price 2010 Fund - Service Class	486,846	(469,985)	(51,746)	(547,892)
LVIP T. Rowe Price 2020 Fund - Service Class	636,801	559,844	(2,084,054)	(1,452,625)
LVIP T. Rowe Price 2030 Fund - Service Class	219,655	237,711	(1,077,888)	(831,641)
LVIP T. Rowe Price 2040 Fund - Service Class	184,028	290,495	(1,333,795)	(1,052,735)
LVIP T. Rowe Price Growth Stock Fund - Service Class	55,401,679	58,640,255	(247,865,274)	(194,022,851)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	871,596	712,784	(3,745,833)	(3,055,951)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	39,189,762	37,328,415	(133,858,624)	(101,307,210)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	436,972	459,464	(1,595,508)	(1,181,081)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	4,037,967	3,840,112	(46,944,850)	(43,544,544)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	26,406	12,399	(328,498)	(305,829)
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	78,516,345	82,587,611	(498,966,714)	(413,994,669)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	139,086	137,071	(883,368)	(715,868)
LVIP Vanguard Bond Allocation Fund - Service Class	20,803,039	9,292,381	(151,125,760)	(139,902,571)
LVIP Vanguard Bond Allocation Fund - Standard Class	1,025,422	197,695	(6,906,070)	(6,143,422)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,686,742	16,965,245	(103,957,582)	(88,485,636)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	88,290	384,548	(4,937,017)	(4,438,948)
LVIP Vanguard International Equity ETF Fund - Service Class	286,107	8,332	(54,041,144)	(51,880,133)
LVIP Vanguard International Equity ETF Fund - Standard Class	25,400	(151,238)	(4,537,794)	(4,245,247)
LVIP Wellington Capital Growth Fund - Service Class	73,221,475	74,671,497	(247,200,320)	(177,119,646)
LVIP Wellington Capital Growth Fund - Standard Class	727,569	466,559	(2,736,841)	(2,288,568)
LVIP Wellington SMID Cap Value Fund - Service Class	14,534,548	18,956,939	(34,601,917)	(16,924,013)
LVIP Wellington SMID Cap Value Fund - Standard Class	174,379	187,368	(375,892)	(182,609)
LVIP Western Asset Core Bond Fund - Service Class	—	(9,179,938)	(77,305,699)	(81,675,530)
LVIP Western Asset Core Bond Fund - Standard Class	—	(459,522)	(2,811,431)	(2,860,350)
MFS® VIT Growth Series - Initial Class	655,991	651,212	(2,962,962)	(2,373,830)
MFS® VIT Growth Series - Service Class	26,838,065	27,251,595	(118,254,476)	(94,041,218)

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2022

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
MFS® VIT Total Return Series - Initial Class	$94,305	$(71,340)	$22,965	$29,888
MFS® VIT Total Return Series - Service Class	1,842,359	(1,715,336)	127,023	(114,115)
MFS® VIT Utilities Series - Initial Class	143,592	(74,691)	68,901	220,074
MFS® VIT Utilities Series - Service Class	3,799,155	(2,576,518)	1,222,637	7,249,435
MFS® VIT II Core Equity Portfolio - Service Class	1,578	(30,166)	(28,588)	13,539
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	13,968	(6,889)	7,079	(27,270)
MFS® VIT II International Intrinsic Value Portfolio - Service Class	176,039	(363,743)	(187,704)	34,776
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	40,592	(4,992)	35,600	(7,156)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	314,844	(97,577)	217,267	(75,570)
Morgan Stanley VIF Growth Portfolio - Class II	—	(21,830)	(21,830)	(758,096)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	96,560	(287,624)	(191,064)	644,139
PIMCO VIT All Asset Portfolio - Advisor Class	468,931	(59,565)	409,366	(112,545)
PIMCO VIT All Asset Portfolio - Institutional Class	20,690	(1,042)	19,648	1,665
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	4,187,810	(294,994)	3,892,816	350,544
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	14,286	(196)	14,090	239
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	99,669	(47,521)	52,148	(139,479)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	3,006	(639)	2,367	(1,765)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	75,592	(19,377)	56,215	(65,912)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	1,619	(129)	1,490	(5,595)
Putnam VT George Putnam Balanced Fund - Class IA	7,658	(4,387)	3,271	(3,391)
Putnam VT George Putnam Balanced Fund - Class IB	779,761	(1,404,893)	(625,132)	(767)
Putnam VT Global Health Care Fund - Class IA	8,036	(3,855)	4,181	(4,734)
Putnam VT Global Health Care Fund - Class IB	86,774	(248,218)	(161,444)	(140,730)
Putnam VT Income Fund - Class IA	73,233	(3,567)	69,666	(157,962)
Putnam VT Income Fund - Class IB	571,908	(113,626)	458,282	(442,171)
Putnam VT Large Cap Value Fund - Class IA	80,301	(34,733)	45,568	46,138
Putnam VT Large Cap Value Fund - Class IB	1,292,389	(1,454,535)	(162,146)	(262,146)
Putnam VT Multi-Asset Absolute Return Fund - Class IA	2,895	(783)	2,112	(56)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	33,668	(27,280)	6,388	(41,477)
Putnam VT Sustainable Future Fund - Class IB	—	(106)	(106)	64
Putnam VT Sustainable Leaders Fund - Class IB	—	(2)	(2)	57
Templeton Foreign VIP Fund - Class 1	4,811	(688)	4,123	(20,155)
Templeton Foreign VIP Fund - Class 4	109,868	(39,037)	70,831	(77,984)
Templeton Global Bond VIP Fund - Class 1	—	(12,281)	(12,281)	(187,553)
Templeton Global Bond VIP Fund - Class 2	—	(3,274,910)	(3,274,910)	(13,953,463)
Templeton Global Bond VIP Fund - Class 4	—	(224,799)	(224,799)	(1,273,152)
Templeton Growth VIP Fund - Class 2	25,272	(277,882)	(252,610)	(700,090)
TOPS® Balanced ETF Portfolio - Service Class Shares	8,211	(2,825)	5,386	(442)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	147,696	(191,361)	(43,665)	104,874
VanEck VIP Global Resources Fund - Class S Shares	175,214	(90,744)	84,470	534,782
VanEck VIP Global Resources Fund - Initial Class Shares	18,521	(3,360)	15,161	24,922
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	520,020	(171,098)	348,922	(198,673)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	65,088	(6,561)	58,527	(4,598)
See accompanying notes.

Subaccount	Dividends from Net Realized Gain on investments	Total Net Realized Gain (Loss) On Investments	Net change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
MFS® VIT Total Return Series - Initial Class	$471,683	$501,571	$(1,212,199)	$(687,663)
MFS® VIT Total Return Series - Service Class	10,956,851	10,842,736	(26,452,939)	(15,483,180)
MFS® VIT Utilities Series - Initial Class	227,598	447,672	(547,934)	(31,361)
MFS® VIT Utilities Series - Service Class	6,679,802	13,929,237	(18,007,657)	(2,855,783)
MFS® VIT II Core Equity Portfolio - Service Class	207,052	220,591	(612,400)	(420,397)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	77,674	50,404	(540,339)	(482,856)
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,550,274	1,585,050	(12,402,391)	(11,005,045)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	79,298	72,142	(217,402)	(109,660)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	665,964	590,394	(1,907,638)	(1,099,977)
Morgan Stanley VIF Growth Portfolio - Class II	1,432,203	674,107	(3,004,929)	(2,352,652)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,364,233	3,008,372	(4,922,897)	(2,105,589)
PIMCO VIT All Asset Portfolio - Advisor Class	499,581	387,036	(1,690,505)	(894,103)
PIMCO VIT All Asset Portfolio - Institutional Class	21,170	22,835	(79,832)	(37,349)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	—	350,544	(3,499,343)	744,017
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	—	239	(14,344)	(15)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	409,647	270,168	(644,402)	(322,086)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	10,853	9,088	(18,952)	(7,497)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	—	(65,912)	(326,533)	(336,230)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	—	(5,595)	(3,050)	(7,155)
Putnam VT George Putnam Balanced Fund - Class IA	51,631	48,240	(171,085)	(119,574)
Putnam VT George Putnam Balanced Fund - Class IB	6,843,072	6,842,305	(23,820,650)	(17,603,477)
Putnam VT Global Health Care Fund - Class IA	111,373	106,639	(123,119)	(12,299)
Putnam VT Global Health Care Fund - Class IB	1,969,390	1,828,660	(3,148,658)	(1,481,442)
Putnam VT Income Fund - Class IA	—	(157,962)	(79,792)	(168,088)
Putnam VT Income Fund - Class IB	—	(442,171)	(1,705,199)	(1,689,088)
Putnam VT Large Cap Value Fund - Class IA	401,825	447,963	(574,077)	(80,546)
Putnam VT Large Cap Value Fund - Class IB	7,487,457	7,225,311	(10,490,047)	(3,426,882)
Putnam VT Multi-Asset Absolute Return Fund - Class IA	—	(56)	(786)	1,270
Putnam VT Multi-Asset Absolute Return Fund - Class IB	—	(41,477)	20,308	(14,781)
Putnam VT Sustainable Future Fund - Class IB	—	64	(448)	(490)
Putnam VT Sustainable Leaders Fund - Class IB	—	57	(173)	(118)
Templeton Foreign VIP Fund - Class 1	—	(20,155)	(17,707)	(33,739)
Templeton Foreign VIP Fund - Class 4	—	(77,984)	(331,667)	(338,820)
Templeton Global Bond VIP Fund - Class 1	—	(187,553)	(12,160)	(211,994)
Templeton Global Bond VIP Fund - Class 2	—	(13,953,463)	2,610,496	(14,617,877)
Templeton Global Bond VIP Fund - Class 4	—	(1,273,152)	82,074	(1,415,877)
Templeton Growth VIP Fund - Class 2	—	(700,090)	(1,499,050)	(2,451,750)
TOPS® Balanced ETF Portfolio - Service Class Shares	8,014	7,572	(58,350)	(45,392)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	128,230	233,104	(1,944,121)	(1,754,682)
VanEck VIP Global Resources Fund - Class S Shares	—	534,782	(388,254)	230,998
VanEck VIP Global Resources Fund - Initial Class Shares	—	24,922	(59,170)	(19,087)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	—	(198,673)	(1,904,775)	(1,754,526)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	—	(4,598)	(214,964)	(161,035)

Lincoln Life Variable Annuity Account N

Statements of changes in net assets

Years Ended December 31, 2021 and 2022

	AB VPS International Value Portfolio - Class B Subaccount	AB VPS Large Cap Growth Portfolio - Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class B Subaccount	AB VPS Sustainable Global Thematic Portfolio - Class B Subaccount	ALPS/Alerian Energy Infrastructure Portfolio - Class I Subaccount	ALPS/Alerian Energy Infrastructure Portfolio - Class III Subaccount
NET ASSETS AT JANUARY 1, 2021	$1,018	$11,755,837	$935,945	$208,398,187	$38,814,294	$728,968	$9,809,663
Changes From Operations:
• Net investment income (loss)	(4)	(192,561)	2,109	(2,267,064)	(686,571)	17,661	321,825
• Net realized gain (loss) on investments	55	1,776,329	148,269	14,103,211	9,254,733	37,811	2,341,969
• Net change in unrealized appreciation or depreciation on investments	37	1,161,417	136,409	55,630,521	(555,161)	222,548	1,502,975
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	88	2,745,185	286,787	67,466,668	8,013,001	278,020	4,166,769
Change From Unit Transactions:
• Net unit transactions	(1,106)	(2,125,529)	(511,167)	(15,178,756)	(1,681,481)	(129,028)	11,127,581
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,106)	(2,125,529)	(511,167)	(15,178,756)	(1,681,481)	(129,028)	11,127,581
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,018)	619,656	(224,380)	52,287,912	6,331,520	148,992	15,294,350
NET ASSETS AT DECEMBER 31, 2021	—	12,375,493	711,565	260,686,099	45,145,814	877,960	25,104,013
Changes From Operations:
• Net investment income (loss)	—	(150,061)	3,477	(1,407,480)	(544,188)	77,593	870,482
• Net realized gain (loss) on investments	—	1,423,526	104,155	35,198,900	3,651,025	26,581	1,106,778
• Net change in unrealized appreciation or depreciation on investments	—	(4,878,693)	(216,481)	(77,468,870)	(15,690,264)	22,857	1,567,472
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(3,605,228)	(108,849)	(43,677,450)	(12,583,427)	127,031	3,544,732
Change From Unit Transactions:
• Net unit transactions	—	(756,433)	(63,029)	(16,994,025)	(1,331,990)	801,747	(2,344,334)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(756,433)	(63,029)	(16,994,025)	(1,331,990)	801,747	(2,344,334)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(4,361,661)	(171,878)	(60,671,475)	(13,915,417)	928,778	1,200,398
NET ASSETS AT DECEMBER 31, 2022	$—	$8,013,832	$539,687	$200,014,624	$31,230,397	$1,806,738	$26,304,411

See accompanying notes.

	ALPS/Red Rocks Global Opportunity Portfolio - Class I Subaccount	ALPS/Red Rocks Global Opportunity Portfolio - Class III Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Balanced Fund - Class II Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP Large Company Value Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2021	$225,476	$13,889,927	$601,320	$126,659,194	$22,568	$4,422,020
Changes From Operations:
• Net investment income (loss)	9,297	485,568	557	(1,441,160)	207	43,848
• Net realized gain (loss) on investments	8,610	746,916	58,509	9,130,754	181	217,666
• Net change in unrealized appreciation or depreciation on investments	31,042	1,885,411	34,797	9,794,255	489	647,796
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,949	3,117,895	93,863	17,483,849	877	909,310
Change From Unit Transactions:
• Net unit transactions	(46,644)	(559,346)	(31,859)	3,902,327	(1,729)	169,319
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(46,644)	(559,346)	(31,859)	3,902,327	(1,729)	169,319
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,305	2,558,549	62,004	21,386,176	(852)	1,078,629
NET ASSETS AT DECEMBER 31, 2021	227,781	16,448,476	663,324	148,045,370	21,716	5,500,649
Changes From Operations:
• Net investment income (loss)	33,625	1,306,930	3,435	(649,489)	537	95,502
• Net realized gain (loss) on investments	15,560	1,124,387	82,073	18,662,188	(29)	482,441
• Net change in unrealized appreciation or depreciation on investments	(125,647)	(7,144,777)	(202,465)	(46,109,061)	(3,752)	(626,790)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(76,462)	(4,713,460)	(116,957)	(28,096,362)	(3,244)	(48,847)
Change From Unit Transactions:
• Net unit transactions	58,493	(1,275,755)	(22,052)	805,935	(1,434)	1,090,304
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	58,493	(1,275,755)	(22,052)	805,935	(1,434)	1,090,304
TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,969)	(5,989,215)	(139,009)	(27,290,427)	(4,678)	1,041,457
NET ASSETS AT DECEMBER 31, 2022	$209,812	$10,459,261	$524,315	$120,754,943	$17,038	$6,542,106

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	American Century VP Large Company Value Fund - Class II Subaccount	American Funds Asset Allocation Fund - Class 1 Subaccount	American Funds Asset Allocation Fund - Class 1A Subaccount	American Funds Asset Allocation Fund - Class 4 Subaccount	American Funds Capital Income Builder® - Class 1 Subaccount	American Funds Capital Income Builder® - Class 1A Subaccount	American Funds Capital Income Builder® - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2021	$44,915,364	$23,122,488	$14,485,246	$211,800,551	$1,011,610	$6,114,017	$45,738,644
Changes From Operations:
• Net investment income (loss)	(147,982)	285,817	263,827	704,038	27,045	173,565	674,871
• Net realized gain (loss) on investments	1,844,095	1,339,948	736,997	13,214,636	16,454	67,379	1,057,750
• Net change in unrealized appreciation or depreciation on investments	8,027,866	1,720,630	1,329,639	16,109,988	102,773	720,820	4,582,903
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,723,979	3,346,395	2,330,463	30,028,662	146,272	961,764	6,315,524
Change From Unit Transactions:
• Net unit transactions	13,879,488	(1,737,275)	7,258,858	40,498,284	(48,416)	2,017,574	3,683,077
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,879,488	(1,737,275)	7,258,858	40,498,284	(48,416)	2,017,574	3,683,077
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,603,467	1,609,120	9,589,321	70,526,946	97,856	2,979,338	9,998,601
NET ASSETS AT DECEMBER 31, 2021	68,518,831	24,731,608	24,074,567	282,327,497	1,109,466	9,093,355	55,737,245
Changes From Operations:
• Net investment income (loss)	486,164	350,338	400,923	1,518,327	26,662	216,542	737,722
• Net realized gain (loss) on investments	5,288,806	2,274,833	2,078,051	25,652,563	7,910	73,604	863,589
• Net change in unrealized appreciation or depreciation on investments	(7,265,299)	(6,021,666)	(5,735,661)	(69,322,002)	(115,627)	(993,287)	(6,323,900)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,490,329)	(3,396,495)	(3,256,687)	(42,151,112)	(81,055)	(703,141)	(4,722,589)
Change From Unit Transactions:
• Net unit transactions	46,361,718	37,071	5,714,270	8,765,124	(13,763)	1,003,013	1,254,676
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	46,361,718	37,071	5,714,270	8,765,124	(13,763)	1,003,013	1,254,676
TOTAL INCREASE (DECREASE) IN NET ASSETS	44,871,389	(3,359,424)	2,457,583	(33,385,988)	(94,818)	299,872	(3,467,913)
NET ASSETS AT DECEMBER 31, 2022	$113,390,220	$21,372,184	$26,532,150	$248,941,509	$1,014,648	$9,393,227	$52,269,332

See accompanying notes.

	American Funds Capital World Bond Fund - Class 1 Subaccount	American Funds Capital World Bond Fund - Class 1A Subaccount	American Funds Capital World Growth and Income Fund - Class 1 Subaccount	American Funds Capital World Growth and Income Fund - Class 1A Subaccount	American Funds Global Balanced Fund - Class 1 Subaccount	American Funds Global Balanced Fund - Class 1A Subaccount
NET ASSETS AT JANUARY 1, 2021	$3,011,504	$690,555	$1,536,873	$2,375,561	$815,403	$2,358,492
Changes From Operations:
• Net investment income (loss)	32,121	17,908	14,839	68,498	1,681	16,538
• Net realized gain (loss) on investments	89,621	19,002	58,934	126,618	107,529	204,752
• Net change in unrealized appreciation or depreciation on investments	(293,374)	(97,271)	135,431	249,305	(70,268)	66,210
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(171,632)	(60,361)	209,204	444,421	38,942	287,500
Change From Unit Transactions:
• Net unit transactions	131,920	899,462	(78,051)	2,892,417	(506,425)	689,114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	131,920	899,462	(78,051)	2,892,417	(506,425)	689,114
TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,712)	839,101	131,153	3,336,838	(467,483)	976,614
NET ASSETS AT DECEMBER 31, 2021	2,971,792	1,529,656	1,668,026	5,712,399	347,920	3,335,106
Changes From Operations:
• Net investment income (loss)	(14,417)	(4,285)	23,602	94,544	(2,404)	(13,432)
• Net realized gain (loss) on investments	2,130	(79,504)	306,877	821,726	3,397	6,980
• Net change in unrealized appreciation or depreciation on investments	(523,270)	(218,281)	(627,255)	(1,939,819)	(53,534)	(424,387)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(535,557)	(302,070)	(296,776)	(1,023,549)	(52,541)	(430,839)
Change From Unit Transactions:
• Net unit transactions	(46,427)	106,061	(36,118)	(88,443)	49,796	(783,271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(46,427)	106,061	(36,118)	(88,443)	49,796	(783,271)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(581,984)	(196,009)	(332,894)	(1,111,992)	(2,745)	(1,214,110)
NET ASSETS AT DECEMBER 31, 2022	$2,389,808	$1,333,647	$1,335,132	$4,600,407	$345,175	$2,120,996

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	American Funds Global Growth Fund - Class 1 Subaccount	American Funds Global Growth Fund - Class 1A Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Growth Fund - Class 4 Subaccount	American Funds Global Small Capitalization Fund - Class 1 Subaccount	American Funds Global Small Capitalization Fund - Class 1A Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2021	$2,517,988	$10,430,259	$328,767,271	$89,354,404	$1,593,283	$1,066,841	$400,773,897
Changes From Operations:
• Net investment income (loss)	(2,462)	(27,137)	(4,080,435)	(890,317)	(11,554)	(13,130)	(4,938,580)
• Net realized gain (loss) on investments	229,122	1,107,097	41,873,076	9,381,541	86,914	99,187	38,721,524
• Net change in unrealized appreciation or depreciation on investments	172,367	645,596	8,216,633	5,499,949	25,527	(87,714)	(10,755,159)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	399,027	1,725,556	46,009,274	13,991,173	100,887	(1,657)	23,027,785
Change From Unit Transactions:
• Net unit transactions	(79,516)	4,288,838	(43,184,309)	21,266,005	(49,055)	3,898,654	(59,065,389)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(79,516)	4,288,838	(43,184,309)	21,266,005	(49,055)	3,898,654	(59,065,389)
TOTAL INCREASE (DECREASE) IN NET ASSETS	319,511	6,014,394	2,824,965	35,257,178	51,832	3,896,997	(36,037,604)
NET ASSETS AT DECEMBER 31, 2021	2,837,499	16,444,653	331,592,236	124,611,582	1,645,115	4,963,838	364,736,293
Changes From Operations:
• Net investment income (loss)	1,907	17,741	(2,257,707)	(587,772)	(8,275)	(20,494)	(3,622,184)
• Net realized gain (loss) on investments	259,307	1,231,439	33,823,478	9,755,393	390,791	1,163,353	94,117,455
• Net change in unrealized appreciation or depreciation on investments	(916,747)	(5,429,185)	(117,347,779)	(41,749,773)	(868,403)	(2,724,948)	(204,461,946)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(655,533)	(4,180,005)	(85,782,008)	(32,582,152)	(485,887)	(1,582,089)	(113,966,675)
Change From Unit Transactions:
• Net unit transactions	(839,480)	601,900	(17,782,831)	1,600,722	(62,996)	616,527	13,060,814
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(839,480)	601,900	(17,782,831)	1,600,722	(62,996)	616,527	13,060,814
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,495,013)	(3,578,105)	(103,564,839)	(30,981,430)	(548,883)	(965,562)	(100,905,861)
NET ASSETS AT DECEMBER 31, 2022	$1,342,486	$12,866,548	$228,027,397	$93,630,152	$1,096,232	$3,998,276	$263,830,432

See accompanying notes.

	American Funds Global Small Capitalization Fund - Class 4 Subaccount	American Funds Growth Fund - Class 1 Subaccount	American Funds Growth Fund - Class 1A Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 4 Subaccount	American Funds Growth- Income Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2021	$24,502,816	$9,634,841	$27,810,972	$1,733,105,964	$296,951,326	$3,474,571
Changes From Operations:
• Net investment income (loss)	(323,558)	(31,062)	(66,982)	(25,506,301)	(3,814,370)	13,749
• Net realized gain (loss) on investments	1,807,239	2,200,864	5,847,943	382,504,756	62,157,191	222,268
• Net change in unrealized appreciation or depreciation on investments	(280,874)	(321,528)	1,142,966	(35,386,016)	7,831,185	466,719
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,202,807	1,848,274	6,923,927	321,612,439	66,174,006	702,736
Change From Unit Transactions:
• Net unit transactions	8,744,417	(2,037,311)	18,575,467	(286,234,392)	74,628,202	(888,810)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,744,417	(2,037,311)	18,575,467	(286,234,392)	74,628,202	(888,810)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,947,224	(189,037)	25,499,394	35,378,047	140,802,208	(186,074)
NET ASSETS AT DECEMBER 31, 2021	34,450,040	9,445,804	53,310,366	1,768,484,011	437,753,534	3,288,497
Changes From Operations:
• Net investment income (loss)	(280,297)	(16,263)	(39,314)	(18,060,459)	(3,541,391)	17,996
• Net realized gain (loss) on investments	7,925,734	1,128,649	5,442,656	227,076,381	48,063,823	291,188
• Net change in unrealized appreciation or depreciation on investments	(18,356,117)	(3,938,823)	(22,011,756)	(747,529,995)	(185,150,238)	(866,908)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,710,680)	(2,826,437)	(16,608,414)	(538,514,073)	(140,627,806)	(557,724)
Change From Unit Transactions:
• Net unit transactions	1,319,493	(463,892)	2,274,325	(86,009,706)	39,186,173	(173,306)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,319,493	(463,892)	2,274,325	(86,009,706)	39,186,173	(173,306)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,391,187)	(3,290,329)	(14,334,089)	(624,523,779)	(101,441,633)	(731,030)
NET ASSETS AT DECEMBER 31, 2022	$25,058,853	$6,155,475	$38,976,277	$1,143,960,232	$336,311,901	$2,557,467

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	American Funds Growth-Income Fund - Class 1A Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 4 Subaccount	American Funds High-Income Trust - Class 1 Subaccount	American Funds High-Income Trust - Class 1A Subaccount	American Funds International Fund - Class 1 Subaccount	American Funds International Fund - Class 1A Subaccount
NET ASSETS AT JANUARY 1, 2021	$15,869,990	$1,840,036,011	$169,967,904	$1,719,537	$997,819	$3,635,678	$9,848,169
Changes From Operations:
• Net investment income (loss)	191,729	(6,908,918)	(168,897)	68,000	47,912	68,870	231,213
• Net realized gain (loss) on investments	612,815	133,261,235	7,481,524	196	13,839	94,144	407,096
• Net change in unrealized appreciation or depreciation on investments	3,725,178	257,996,925	34,633,351	71,858	18,387	(219,061)	(880,205)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,529,722	384,349,242	41,945,978	140,054	80,138	(56,047)	(241,896)
Change From Unit Transactions:
• Net unit transactions	11,673,472	(286,740,434)	43,711,403	19,805	378,337	(193,820)	2,139,888
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,673,472	(286,740,434)	43,711,403	19,805	378,337	(193,820)	2,139,888
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,203,194	97,608,808	85,657,381	159,859	458,475	(249,867)	1,897,992
NET ASSETS AT DECEMBER 31, 2021	32,073,184	1,937,644,819	255,625,285	1,879,396	1,456,294	3,385,811	11,746,161
Changes From Operations:
• Net investment income (loss)	248,271	(3,335,029)	154,204	101,493	89,136	36,721	146,681
• Net realized gain (loss) on investments	2,610,814	207,148,986	24,075,772	(41,914)	(27,233)	361,336	1,167,904
• Net change in unrealized appreciation or depreciation on investments	(8,358,802)	(538,615,201)	(71,201,985)	(235,811)	(202,565)	(1,112,474)	(3,924,194)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,499,717)	(334,801,244)	(46,972,009)	(176,232)	(140,662)	(714,417)	(2,609,609)
Change From Unit Transactions:
• Net unit transactions	1,630,720	(185,363,315)	26,263,277	(353,706)	(53,275)	(29,440)	1,287,498
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,630,720	(185,363,315)	26,263,277	(353,706)	(53,275)	(29,440)	1,287,498
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,868,997)	(520,164,559)	(20,708,732)	(529,938)	(193,937)	(743,857)	(1,322,111)
NET ASSETS AT DECEMBER 31, 2022	$28,204,187	$1,417,480,260	$234,916,553	$1,349,458	$1,262,357	$2,641,954	$10,424,050

See accompanying notes.

	American Funds International Fund - Class 2 Subaccount	American Funds International Fund - Class 4 Subaccount	American Funds International Growth and Income Fund - Class 1 Subaccount	American Funds International Growth and Income Fund - Class 1A Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P1 Subaccount	American Funds Managed Risk Asset Allocation Fund - Class P2 Subaccount
NET ASSETS AT JANUARY 1, 2021	$625,565,430	$55,421,067	$1,321,659	$1,403,975	$5,316,558	$153,669,364
Changes From Operations:
• Net investment income (loss)	5,472,150	846,155	11,240	58,403	75,981	(175,036)
• Net realized gain (loss) on investments	23,278,086	1,443,875	63,007	94,615	39,398	2,720,552
• Net change in unrealized appreciation or depreciation on investments	(43,600,470)	(4,156,611)	(16,445)	(72,152)	576,533	13,708,338
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,850,234)	(1,866,581)	57,802	80,866	691,912	16,253,854
Change From Unit Transactions:
• Net unit transactions	(55,229,692)	9,276,250	(375,954)	1,641,450	1,241,878	(12,481,360)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(55,229,692)	9,276,250	(375,954)	1,641,450	1,241,878	(12,481,360)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,079,926)	7,409,669	(318,152)	1,722,316	1,933,790	3,772,494
NET ASSETS AT DECEMBER 31, 2021	555,485,504	62,830,736	1,003,507	3,126,291	7,250,348	157,441,858
Changes From Operations:
• Net investment income (loss)	1,264,013	305,421	14,348	57,295	126,102	972,976
• Net realized gain (loss) on investments	55,644,226	6,058,606	339,508	863,129	230,487	5,385,232
• Net change in unrealized appreciation or depreciation on investments	(178,589,448)	(20,326,453)	(510,932)	(1,323,727)	(1,446,413)	(29,963,717)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(121,681,209)	(13,962,426)	(157,076)	(403,303)	(1,089,824)	(23,605,509)
Change From Unit Transactions:
• Net unit transactions	(21,896,346)	3,925,340	(71,025)	(407,744)	482,640	(8,825,459)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,896,346)	3,925,340	(71,025)	(407,744)	482,640	(8,825,459)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(143,577,555)	(10,037,086)	(228,101)	(811,047)	(607,184)	(32,430,968)
NET ASSETS AT DECEMBER 31, 2022	$411,907,949	$52,793,650	$775,406	$2,315,244	$6,643,164	$125,010,890

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	American Funds Managed Risk Growth Fund - Class P1 Subaccount	American Funds Managed Risk Growth- Income Fund - Class P1 Subaccount	American Funds Managed Risk International Fund - Class P1 Subaccount	American Funds Managed Risk Washington Mutual Investors Fund - Class P1 Subaccount	American Funds Mortgage Fund - Class 1 Subaccount	American Funds Mortgage Fund - Class 1A Subaccount	American Funds Mortgage Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2021	$4,822,948	$989,240	$1,404,385	$1,385,543	$622,370	$1,160,488	$6,648,927
Changes From Operations:
• Net investment income (loss)	16,590	10,924	2,057	25,332	(3,501)	4,151	(59,998)
• Net realized gain (loss) on investments	592,513	35,300	23,921	17,587	21,867	45,004	225,980
• Net change in unrealized appreciation or depreciation on investments	(105,070)	123,458	(113,010)	232,467	(28,348)	(61,461)	(293,835)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	504,033	169,682	(87,032)	275,386	(9,982)	(12,306)	(127,853)
Change From Unit Transactions:
• Net unit transactions	53,859	431,830	366,356	638,961	42,456	1,068,874	412,388
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	53,859	431,830	366,356	638,961	42,456	1,068,874	412,388
TOTAL INCREASE (DECREASE) IN NET ASSETS	557,892	601,512	279,324	914,347	32,474	1,056,568	284,535
NET ASSETS AT DECEMBER 31, 2021	5,380,840	1,590,752	1,683,709	2,299,890	654,844	2,217,056	6,933,462
Changes From Operations:
• Net investment income (loss)	47,265	26,472	53,522	104,792	1,043	28,693	55,588
• Net realized gain (loss) on investments	713,029	5,625	(65,063)	(9,620)	(5,958)	(66,322)	(91,471)
• Net change in unrealized appreciation or depreciation on investments	(1,993,513)	(317,451)	(285,416)	(339,444)	(63,161)	(161,323)	(769,040)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,233,219)	(285,354)	(296,957)	(244,272)	(68,076)	(198,952)	(804,923)
Change From Unit Transactions:
• Net unit transactions	(50,650)	226,617	267,232	543,303	(67,212)	(362,026)	1,075,546
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(50,650)	226,617	267,232	543,303	(67,212)	(362,026)	1,075,546
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,283,869)	(58,737)	(29,725)	299,031	(135,288)	(560,978)	270,623
NET ASSETS AT DECEMBER 31, 2022	$4,096,971	$1,532,015	$1,653,984	$2,598,921	$519,556	$1,656,078	$7,204,085

See accompanying notes.

	American Funds New World Fund® - Class 1 Subaccount	American Funds New World Fund® - Class 1A Subaccount	American Funds New World Fund® - Class 4 Subaccount	American Funds The Bond Fund of America - Class 1 Subaccount	American Funds The Bond Fund of America - Class 1A Subaccount	American Funds U.S. Government Securities Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2021	$3,963,286	$5,900,684	$45,215,404	$7,187,090	$7,917,809	$301,397
Changes From Operations:
• Net investment income (loss)	12,858	30,838	(180,898)	68,112	93,610	1,683
• Net realized gain (loss) on investments	396,628	470,953	3,858,257	327,306	408,822	8,525
• Net change in unrealized appreciation or depreciation on investments	(233,358)	(314,128)	(2,143,446)	(461,446)	(576,753)	(20,507)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	176,128	187,663	1,533,913	(66,028)	(74,321)	(10,299)
Change From Unit Transactions:
• Net unit transactions	(561,000)	3,943,935	9,466,122	670,500	3,321,864	38,614
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(561,000)	3,943,935	9,466,122	670,500	3,321,864	38,614
TOTAL INCREASE (DECREASE) IN NET ASSETS	(384,872)	4,131,598	11,000,035	604,472	3,247,543	28,315
NET ASSETS AT DECEMBER 31, 2021	3,578,414	10,032,282	56,215,439	7,791,562	11,165,352	329,712
Changes From Operations:
• Net investment income (loss)	25,718	75,333	65,774	156,953	256,683	8,257
• Net realized gain (loss) on investments	277,611	518,874	3,971,439	(4,993)	(61,087)	(7,911)
• Net change in unrealized appreciation or depreciation on investments	(1,121,980)	(2,936,373)	(17,159,866)	(1,126,609)	(1,625,286)	(35,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(818,651)	(2,342,166)	(13,122,653)	(974,649)	(1,429,690)	(35,254)
Change From Unit Transactions:
• Net unit transactions	82,074	295,886	1,424,699	(644,924)	229,586	35,916
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	82,074	295,886	1,424,699	(644,924)	229,586	35,916
TOTAL INCREASE (DECREASE) IN NET ASSETS	(736,577)	(2,046,280)	(11,697,954)	(1,619,573)	(1,200,104)	662
NET ASSETS AT DECEMBER 31, 2022	$2,841,837	$7,986,002	$44,517,485	$6,171,989	$9,965,248	$330,374

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	American Funds U.S. Government Securities Fund - Class 1A Subaccount	American Funds Washington Mutual Investors Fund - Class 1 Subaccount	American Funds Washington Mutual Investors Fund - Class 1A Subaccount	American Funds Washington Mutual Investors Fund - Class 4 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class III Subaccount	ClearBridge Variable Aggressive Growth Portfolio - Class I Subaccount
NET ASSETS AT JANUARY 1, 2021	$3,584,298	$4,075,784	$10,651,917	$61,597,418	$5,626,458	$1,064,894,620	$396,304
Changes From Operations:
• Net investment income (loss)	35,976	37,290	172,488	237,582	30,379	(8,826,732)	(1,350)
• Net realized gain (loss) on investments	270,581	108,086	613,624	2,243,625	981,218	196,717,548	184,427
• Net change in unrealized appreciation or depreciation on investments	(356,458)	905,445	2,504,567	14,768,794	(654,039)	(138,507,058)	(136,480)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(49,901)	1,050,821	3,290,679	17,250,001	357,558	49,383,758	46,597
Change From Unit Transactions:
• Net unit transactions	1,119,359	(463,699)	4,846,518	17,624,059	770,215	(57,051,841)	240,262
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,119,359	(463,699)	4,846,518	17,624,059	770,215	(57,051,841)	240,262
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,069,458	587,122	8,137,197	34,874,060	1,127,773	(7,668,083)	286,859
NET ASSETS AT DECEMBER 31, 2021	4,653,756	4,662,906	18,789,114	96,471,478	6,754,231	1,057,226,537	683,163
Changes From Operations:
• Net investment income (loss)	122,638	53,606	217,430	724,260	(13,367)	(6,592,148)	348
• Net realized gain (loss) on investments	(316,006)	1,036,472	3,865,708	21,050,250	(735,431)	(122,747,572)	33,798
• Net change in unrealized appreciation or depreciation on investments	(295,019)	(1,502,349)	(5,940,667)	(31,034,275)	682	7,323,597	(227,058)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(488,387)	(412,271)	(1,857,529)	(9,259,765)	(748,116)	(122,016,123)	(192,912)
Change From Unit Transactions:
• Net unit transactions	(296,902)	(349,390)	592,902	9,433,147	(6,006,115)	(935,210,414)	2,129
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(296,902)	(349,390)	592,902	9,433,147	(6,006,115)	(935,210,414)	2,129
TOTAL INCREASE (DECREASE) IN NET ASSETS	(785,289)	(761,661)	(1,264,627)	173,382	(6,754,231)	(1,057,226,537)	(190,783)
NET ASSETS AT DECEMBER 31, 2022	$3,868,467	$3,901,245	$17,524,487	$96,644,860	$—	$—	$492,380

See accompanying notes.

	ClearBridge Variable Aggressive Growth Portfolio - Class II Subaccount	ClearBridge Variable Large Cap Growth Portfolio - Class I Subaccount	ClearBridge Variable Large Cap Growth Portfolio - Class II Subaccount	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	ClearBridge Variable Mid Cap Portfolio - Class II Subaccount	Columbia VP Commodity Strategy Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2021	$22,968,264	$3,478,216	$216,429,808	$1,329,604	$53,861,508	$252,246
Changes From Operations:
• Net investment income (loss)	(254,792)	(25,166)	(3,345,368)	(8,578)	(802,655)	(565)
• Net realized gain (loss) on investments	7,418,012	707,304	28,539,236	292,214	10,663,912	40,069
• Net change in unrealized appreciation or depreciation on investments	(5,117,635)	173,208	13,035,274	132,767	4,508,896	56,374
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,045,585	855,346	38,229,142	416,403	14,370,153	95,878
Change From Unit Transactions:
• Net unit transactions	(815,047)	2,124,636	(16,316,938)	572,613	4,250,600	636,985
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(815,047)	2,124,636	(16,316,938)	572,613	4,250,600	636,985
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,230,538	2,979,982	21,912,204	989,016	18,620,753	732,863
NET ASSETS AT DECEMBER 31, 2021	24,198,802	6,458,198	238,342,012	2,318,620	72,482,261	985,109
Changes From Operations:
• Net investment income (loss)	(224,059)	(26,774)	(2,824,539)	(2,964)	(713,062)	588,463
• Net realized gain (loss) on investments	1,221,229	67,241	13,877,075	105,119	3,877,404	120,792
• Net change in unrealized appreciation or depreciation on investments	(7,495,368)	(2,104,460)	(91,987,919)	(687,448)	(22,726,158)	(682,030)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,498,198)	(2,063,993)	(80,935,383)	(585,293)	(19,561,816)	27,225
Change From Unit Transactions:
• Net unit transactions	(465,656)	(241,115)	16,194,893	(137,694)	1,282,669	1,393,837
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(465,656)	(241,115)	16,194,893	(137,694)	1,282,669	1,393,837
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,963,854)	(2,305,108)	(64,740,490)	(722,987)	(18,279,147)	1,421,062
NET ASSETS AT DECEMBER 31, 2022	$17,234,948	$4,153,090	$173,601,522	$1,595,633	$54,203,114	$2,406,171

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Columbia VP Commodity Strategy Fund - Class 2 Subaccount	Columbia VP Emerging Markets Bond Fund - Class 1 Subaccount	Columbia VP Emerging Markets Bond Fund - Class 2 Subaccount	Columbia VP Strategic Income Fund - Class 1 Subaccount	Columbia VP Strategic Income Fund - Class 2 Subaccount	Delaware Ivy VIP Asset Strategy Portfolio - Class I Subaccount	Delaware Ivy VIP Asset Strategy Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2021	$586,564	$474,561	$2,754,884	$1,631,438	$11,456,604	$19,852	$8,823,953
Changes From Operations:
• Net investment income (loss)	(24,058)	27,027	92,295	120,555	652,828	13,774	31,842
• Net realized gain (loss) on investments	84,308	913	(2,666)	17,900	59,087	82,195	1,117,635
• Net change in unrealized appreciation or depreciation on investments	280,759	(44,346)	(220,238)	(110,758)	(671,729)	(57,005)	(388,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	341,009	(16,406)	(130,609)	27,697	40,186	38,964	760,650
Change From Unit Transactions:
• Net unit transactions	5,089,167	388,176	1,965,932	1,124,393	6,085,313	907,735	(911,634)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,089,167	388,176	1,965,932	1,124,393	6,085,313	907,735	(911,634)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,430,176	371,770	1,835,323	1,152,090	6,125,499	946,699	(150,984)
NET ASSETS AT DECEMBER 31, 2021	6,016,740	846,331	4,590,207	2,783,528	17,582,103	966,551	8,672,969
Changes From Operations:
• Net investment income (loss)	3,770,990	25,285	94,706	65,498	274,636	12,819	23,068
• Net realized gain (loss) on investments	74,731	(79,682)	(401,671)	44,699	172,088	66,031	412,558
• Net change in unrealized appreciation or depreciation on investments	(3,325,483)	(94,277)	(464,670)	(426,408)	(2,709,112)	(222,610)	(1,790,866)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	520,238	(148,674)	(771,635)	(316,211)	(2,262,388)	(143,760)	(1,355,240)
Change From Unit Transactions:
• Net unit transactions	8,620,950	(201,967)	(1,147,994)	(84,736)	200,917	(1,591)	(731,477)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,620,950	(201,967)	(1,147,994)	(84,736)	200,917	(1,591)	(731,477)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,141,188	(350,641)	(1,919,629)	(400,947)	(2,061,471)	(145,351)	(2,086,717)
NET ASSETS AT DECEMBER 31, 2022	$15,157,928	$495,690	$2,670,578	$2,382,581	$15,520,632	$821,200	$6,586,252

See accompanying notes.

	Delaware Ivy VIP Energy Portfolio - Class I Subaccount	Delaware Ivy VIP Energy Portfolio - Class II Subaccount	Delaware Ivy VIP High Income Portfolio - Class I Subaccount	Delaware Ivy VIP High Income Portfolio - Class II Subaccount	Delaware Ivy VIP Mid Cap Growth Portfolio - Class I Subaccount	Delaware Ivy VIP Mid Cap Growth Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2021	$90,111	$7,199,941	$1,427,988	$29,455,610	$6,098,160	$25,363,036
Changes From Operations:
• Net investment income (loss)	2,095	63,905	99,794	1,505,945	(32,872)	(322,074)
• Net realized gain (loss) on investments	3,374	24,200	1,821	82,094	1,253,128	4,918,185
• Net change in unrealized appreciation or depreciation on investments	34,821	2,681,663	(6,221)	(136,467)	(202,062)	(439,213)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,290	2,769,768	95,394	1,451,572	1,018,194	4,156,898
Change From Unit Transactions:
• Net unit transactions	37,184	858,486	571,707	(3,791,215)	328,421	6,031,653
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,184	858,486	571,707	(3,791,215)	328,421	6,031,653
TOTAL INCREASE (DECREASE) IN NET ASSETS	77,474	3,628,254	667,101	(2,339,643)	1,346,615	10,188,551
NET ASSETS AT DECEMBER 31, 2021	167,585	10,828,195	2,095,089	27,115,967	7,444,775	35,551,587
Changes From Operations:
• Net investment income (loss)	13,147	635,046	149,975	1,242,481	(25,507)	(288,031)
• Net realized gain (loss) on investments	98,946	2,379,644	(108,256)	(547,616)	914,252	4,627,277
• Net change in unrealized appreciation or depreciation on investments	(2,728)	3,886,234	(333,377)	(3,811,157)	(3,151,153)	(16,138,444)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	109,365	6,900,924	(291,658)	(3,116,292)	(2,262,408)	(11,799,198)
Change From Unit Transactions:
• Net unit transactions	169,985	11,330,621	169,132	(2,895,971)	(247,336)	1,106,495
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	169,985	11,330,621	169,132	(2,895,971)	(247,336)	1,106,495
TOTAL INCREASE (DECREASE) IN NET ASSETS	279,350	18,231,545	(122,526)	(6,012,263)	(2,509,744)	(10,692,703)
NET ASSETS AT DECEMBER 31, 2022	$446,935	$29,059,740	$1,972,563	$21,103,704	$4,935,031	$24,858,884

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Delaware Ivy VIP Science and Technology Portfolio - Class I Subaccount	Delaware Ivy VIP Science and Technology Portfolio - Class II Subaccount	Delaware Ivy VIP Small Cap Growth Portfolio - Class I Subaccount	Delaware Ivy VIP Small Cap Growth Portfolio - Class II Subaccount	Delaware VIP® Emerging Markets Series - Service Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® International Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$2,123,737	$47,809,614	$420,696	$8,213,947	$322,522,115	$1,177,042	$69,855
Changes From Operations:
• Net investment income (loss)	(8,950)	(598,649)	3,803	(16,530)	(4,907,707)	(2,244)	(322)
• Net realized gain (loss) on investments	951,569	19,183,380	73,000	1,641,281	17,719,819	53,439	1,621
• Net change in unrealized appreciation or depreciation on investments	(617,051)	(11,614,636)	(79,239)	(1,478,564)	(26,696,226)	(120,667)	2,430
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	325,568	6,970,095	(2,436)	146,187	(13,884,114)	(69,472)	3,729
Change From Unit Transactions:
• Net unit transactions	(298,406)	2,902,759	355,054	3,491,604	704,380	325,904	(2,068)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(298,406)	2,902,759	355,054	3,491,604	704,380	325,904	(2,068)
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,162	9,872,854	352,618	3,637,791	(13,179,734)	256,432	1,661
NET ASSETS AT DECEMBER 31, 2021	2,150,899	57,682,468	773,314	11,851,738	309,342,381	1,433,474	71,516
Changes From Operations:
• Net investment income (loss)	(6,886)	(466,538)	(4,120)	(103,443)	5,513,759	47,022	66
• Net realized gain (loss) on investments	(143,883)	1,807,940	207,418	1,676,697	367,543	(32,939)	4,356
• Net change in unrealized appreciation or depreciation on investments	(553,088)	(19,775,012)	(534,158)	(5,022,194)	(93,946,119)	(437,695)	(17,596)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(703,857)	(18,433,610)	(330,860)	(3,448,940)	(88,064,817)	(423,612)	(13,174)
Change From Unit Transactions:
• Net unit transactions	(115,337)	(2,630,401)	685,938	1,277,041	(4,711,461)	524,665	(997)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(115,337)	(2,630,401)	685,938	1,277,041	(4,711,461)	524,665	(997)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(819,194)	(21,064,011)	355,078	(2,171,899)	(92,776,278)	101,053	(14,171)
NET ASSETS AT DECEMBER 31, 2022	$1,331,705	$36,618,457	$1,128,392	$9,679,839	$216,566,103	$1,534,527	$57,345

See accompanying notes.

	Delaware VIP® Small Cap Value Series - Service Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class B Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount
NET ASSETS AT JANUARY 1, 2021	$456,544,703	$7,234,899	$1,765,033	$43,922,109	$6,871,980	$3,041,237
Changes From Operations:
• Net investment income (loss)	(4,884,834)	(26,121)	22,182	42,945	(15,476)	(24,894)
• Net realized gain (loss) on investments	26,545,556	177,082	18,572	649,135	740,317	370,056
• Net change in unrealized appreciation or depreciation on investments	115,641,598	2,166,454	159,963	3,916,755	958,514	38,921
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	137,302,320	2,317,415	200,717	4,608,835	1,683,355	384,083
Change From Unit Transactions:
• Net unit transactions	(69,181,214)	(523,232)	27,940	(994,491)	(855,113)	(412,732)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(69,181,214)	(523,232)	27,940	(994,491)	(855,113)	(412,732)
TOTAL INCREASE (DECREASE) IN NET ASSETS	68,121,106	1,794,183	228,657	3,614,344	828,242	(28,649)
NET ASSETS AT DECEMBER 31, 2021	524,665,809	9,029,082	1,993,690	47,536,453	7,700,222	3,012,588
Changes From Operations:
• Net investment income (loss)	(4,734,927)	(20,294)	187,534	2,416,136	(22,280)	(16,249)
• Net realized gain (loss) on investments	43,648,811	655,497	(1,276)	271,616	620,451	391,811
• Net change in unrealized appreciation or depreciation on investments	(108,523,079)	(1,807,546)	(420,700)	(6,951,791)	(2,114,921)	(1,014,469)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(69,609,195)	(1,172,343)	(234,442)	(4,264,039)	(1,516,750)	(638,907)
Change From Unit Transactions:
• Net unit transactions	(29,134,838)	(532,530)	839,950	(2,982,523)	(405,508)	(312,514)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,134,838)	(532,530)	839,950	(2,982,523)	(405,508)	(312,514)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(98,744,033)	(1,704,873)	605,508	(7,246,562)	(1,922,258)	(951,421)
NET ASSETS AT DECEMBER 31, 2022	$425,921,776	$7,324,209	$2,599,198	$40,289,891	$5,777,964	$2,061,167

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Eaton Vance VT Floating-Rate Income Fund - ADV Class Subaccount	Eaton Vance VT Floating-Rate Income Fund - Initial Class Subaccount	Fidelity® VIP Balanced Portfolio - Initial Class Subaccount	Fidelity® VIP Balanced Portfolio - Service Class 2 Subaccount	Fidelity® VIP Contrafund® Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP FundsManager® 50% Portfolio - Investor Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$1,738,666	$34,403,696	$1,814,503	$150,143,640	$7,715,029	$1,406,189,791	$806,416
Changes From Operations:
• Net investment income (loss)	59,134	602,538	38,023	(1,421,195)	(27,578)	(24,019,937)	2,742
• Net realized gain (loss) on investments	(2,283)	290,383	339,485	18,959,655	1,677,673	289,545,266	26,494
• Net change in unrealized appreciation or depreciation on investments	9,582	(66,387)	306,006	12,316,273	250,669	83,931,003	42,488
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	66,433	826,534	683,514	29,854,733	1,900,764	349,456,332	71,724
Change From Unit Transactions:
• Net unit transactions	802,398	2,600,703	5,803,301	82,569,185	(485,486)	(117,778,355)	(90,598)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	802,398	2,600,703	5,803,301	82,569,185	(485,486)	(117,778,355)	(90,598)
TOTAL INCREASE (DECREASE) IN NET ASSETS	868,831	3,427,237	6,486,815	112,423,918	1,415,278	231,677,977	(18,874)
NET ASSETS AT DECEMBER 31, 2021	2,607,497	37,830,933	8,301,318	262,567,558	9,130,307	1,637,867,768	787,542
Changes From Operations:
• Net investment income (loss)	125,069	1,252,180	71,192	(842,770)	5,315	(16,924,360)	8,376
• Net realized gain (loss) on investments	(23,447)	(510,484)	255,846	11,725,697	396,983	93,510,776	112,609
• Net change in unrealized appreciation or depreciation on investments	(181,727)	(2,333,901)	(2,011,982)	(66,684,491)	(2,693,810)	(525,588,593)	(234,095)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(80,105)	(1,592,205)	(1,684,944)	(55,801,564)	(2,291,512)	(449,002,177)	(113,110)
Change From Unit Transactions:
• Net unit transactions	153,736	765,632	1,716,696	49,162,336	(1,240,040)	(27,459,491)	(31,967)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	153,736	765,632	1,716,696	49,162,336	(1,240,040)	(27,459,491)	(31,967)
TOTAL INCREASE (DECREASE) IN NET ASSETS	73,631	(826,573)	31,752	(6,639,228)	(3,531,552)	(476,461,668)	(145,077)
NET ASSETS AT DECEMBER 31, 2022	$2,681,128	$37,004,360	$8,333,070	$255,928,330	$5,598,755	$1,161,406,100	$642,465

See accompanying notes.

	Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2 Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Fidelity® VIP Strategic Income Portfolio - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$26,065,280	$8,906,376	$330,640,979	$3,186,666	$624,686,326	$3,031,663
Changes From Operations:
• Net investment income (loss)	(152,212)	(111,349)	(5,461,816)	10,238	(7,976,763)	110,659
• Net realized gain (loss) on investments	719,669	2,473,352	96,904,032	764,556	143,741,152	93,701
• Net change in unrealized appreciation or depreciation on investments	1,624,786	(328,817)	(22,746,375)	32,811	2,914,851	(66,549)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,192,243	2,033,186	68,695,841	807,605	138,679,240	137,811
Change From Unit Transactions:
• Net unit transactions	2,142,167	922,630	(12,568,496)	421,965	(74,655,716)	1,746,218
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,142,167	922,630	(12,568,496)	421,965	(74,655,716)	1,746,218
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,334,410	2,955,816	56,127,345	1,229,570	64,023,524	1,884,029
NET ASSETS AT DECEMBER 31, 2021	30,399,690	11,862,192	386,768,324	4,416,236	688,709,850	4,915,692
Changes From Operations:
• Net investment income (loss)	92,584	(38,111)	(3,574,530)	4,323	(7,366,572)	194,108
• Net realized gain (loss) on investments	3,715,338	720,078	25,324,995	229,618	39,928,663	(97,189)
• Net change in unrealized appreciation or depreciation on investments	(8,436,239)	(3,643,886)	(121,830,693)	(939,357)	(143,374,395)	(786,276)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,628,317)	(2,961,919)	(100,080,228)	(705,416)	(110,812,304)	(689,357)
Change From Unit Transactions:
• Net unit transactions	(1,150,254)	(325,743)	6,236,636	419,088	(41,807,415)	1,538,109
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,150,254)	(325,743)	6,236,636	419,088	(41,807,415)	1,538,109
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,778,571)	(3,287,662)	(93,843,592)	(286,328)	(152,619,719)	848,752
NET ASSETS AT DECEMBER 31, 2022	$24,621,119	$8,574,530	$292,924,732	$4,129,908	$536,090,131	$5,764,444

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Fidelity® VIP Strategic Income Portfolio - Service Class 2 Subaccount	First Trust Capital Strength Portfolio - Class I Subaccount	First Trust Capital Strength Portfolio - Class II Subaccount	First Trust Dorsey Wright Tactical Core Portfolio - Class I Subaccount	First Trust Dorsey Wright Tactical Core Portfolio - Class II Subaccount	First Trust International Developed Capital Strength Portfolio - Class I Subaccount	First Trust International Developed Capital Strength Portfolio - Class II Subaccount
NET ASSETS AT JANUARY 1, 2021	$23,533,905	$14,630,774	$566,907	$10,242,778	$30,116	$522,061	$61,412
Changes From Operations:
• Net investment income (loss)	498,252	(221,059)	3,626	(86,430)	2,835	2,758	2,051
• Net realized gain (loss) on investments	637,833	3,144,884	75,842	681,068	3,675	217,734	18,141
• Net change in unrealized appreciation or depreciation on investments	(481,661)	4,526,571	117,561	712,876	20,721	(54,326)	10,462
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	654,424	7,450,396	197,029	1,307,514	27,231	166,166	30,654
Change From Unit Transactions:
• Net unit transactions	9,070,611	35,048,631	467,039	903,567	747,590	1,380,581	98,452
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,070,611	35,048,631	467,039	903,567	747,590	1,380,581	98,452
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,725,035	42,499,027	664,068	2,211,081	774,821	1,546,747	129,106
NET ASSETS AT DECEMBER 31, 2021	33,258,940	57,129,801	1,230,975	12,453,859	804,937	2,068,808	190,518
Changes From Operations:
• Net investment income (loss)	642,090	(381,880)	5,154	53,165	8,334	(2,338)	1,654
• Net realized gain (loss) on investments	(706,857)	(255,322)	9,140	1,587,470	64,610	(117,857)	(2,606)
• Net change in unrealized appreciation or depreciation on investments	(3,912,717)	(5,775,861)	(134,445)	(3,938,622)	(199,967)	(388,566)	(46,181)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,977,484)	(6,413,063)	(120,151)	(2,297,987)	(127,023)	(508,761)	(47,133)
Change From Unit Transactions:
• Net unit transactions	(2,793,138)	31,708,870	357,323	257,400	(144,399)	2,381,375	156,974
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,793,138)	31,708,870	357,323	257,400	(144,399)	2,381,375	156,974
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,770,622)	25,295,807	237,172	(2,040,587)	(271,422)	1,872,614	109,841
NET ASSETS AT DECEMBER 31, 2022	$26,488,318	$82,425,608	$1,468,147	$10,413,272	$533,515	$3,941,422	$300,359

See accompanying notes.

	First Trust Multi Income Allocation Portfolio - Class I Subaccount	First Trust Multi Income Allocation Portfolio - Class II Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio - Class I Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio - Class II Subaccount	Franklin Allocation VIP Fund - Class 1 Subaccount	Franklin Allocation VIP Fund - Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2021	$7,432,467	$—	$201,041,734	$1,511,108	$—	$13,333,617
Changes From Operations:
• Net investment income (loss)	91,206	695	(1,351,427)	13,193	—	26,164
• Net realized gain (loss) on investments	120,101	—	5,525,257	23,844	—	(63,989)
• Net change in unrealized appreciation or depreciation on investments	640,887	763	16,821,177	139,052	—	1,509,116
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	852,194	1,458	20,995,007	176,089	—	1,471,291
Change From Unit Transactions:
• Net unit transactions	1,665,019	45,024	3,586,223	70,182	—	3,218,884
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,665,019	45,024	3,586,223	70,182	—	3,218,884
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,517,213	46,482	24,581,230	246,271	—	4,690,175
NET ASSETS AT DECEMBER 31, 2021	9,949,680	46,482	225,622,964	1,757,379	—	18,023,792
Changes From Operations:
• Net investment income (loss)	195,399	986	(305,674)	20,677	(36)	28,485
• Net realized gain (loss) on investments	192,860	(1,587)	24,377,484	191,513	(2,216)	1,033,630
• Net change in unrealized appreciation or depreciation on investments	(1,268,419)	(3,227)	(54,563,402)	(425,625)	—	(4,410,254)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(880,160)	(3,828)	(30,491,592)	(213,435)	(2,252)	(3,348,139)
Change From Unit Transactions:
• Net unit transactions	1,249,074	(19,976)	(8,451,778)	76,093	2,252	2,010,486
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,249,074	(19,976)	(8,451,778)	76,093	2,252	2,010,486
TOTAL INCREASE (DECREASE) IN NET ASSETS	368,914	(23,804)	(38,943,370)	(137,342)	—	(1,337,653)
NET ASSETS AT DECEMBER 31, 2022	$10,318,594	$22,678	$186,679,594	$1,620,037	$—	$16,686,139

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Income VIP Fund - Class 2 Subaccount	Franklin Income VIP Fund - Class 4 Subaccount	Franklin Multi-Asset Variable Conservative Growth - Class I Subaccount	Franklin Multi-Asset Variable Conservative Growth - Class II Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2021	$357,333	$446,642,199	$107,144,516	$2,401	$12,184,374	$736,952	$619,818,323
Changes From Operations:
• Net investment income (loss)	19,749	14,134,262	3,548,546	2,817	289,749	20,550	9,987,347
• Net realized gain (loss) on investments	1,637	5,770,372	846,362	5,024	1,091,558	(745)	11,733,832
• Net change in unrealized appreciation or depreciation on investments	46,149	43,272,263	12,136,366	(4,423)	(49,501)	118,465	81,710,087
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,535	63,176,897	16,531,274	3,418	1,331,806	138,270	103,431,266
Change From Unit Transactions:
• Net unit transactions	203,994	(60,104,411)	10,207,983	93,542	3,404,479	(22,338)	(121,543,681)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	203,994	(60,104,411)	10,207,983	93,542	3,404,479	(22,338)	(121,543,681)
TOTAL INCREASE (DECREASE) IN NET ASSETS	271,529	3,072,486	26,739,257	96,960	4,736,285	115,932	(18,112,415)
NET ASSETS AT DECEMBER 31, 2021	628,862	449,714,685	133,883,773	99,361	16,920,659	852,884	601,705,908
Changes From Operations:
• Net investment income (loss)	50,713	13,025,402	4,608,701	1,323	72,042	11,966	3,083,549
• Net realized gain (loss) on investments	14,402	10,816,609	3,071,550	5,477	229,796	80,006	58,302,180
• Net change in unrealized appreciation or depreciation on investments	(119,155)	(53,163,646)	(17,581,723)	(20,354)	(2,969,361)	(157,162)	(109,903,900)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(54,040)	(29,321,635)	(9,901,472)	(13,554)	(2,667,523)	(65,190)	(48,518,171)
Change From Unit Transactions:
• Net unit transactions	559,290	(61,813,570)	23,081,739	(1,666)	(693,075)	(41,827)	(82,820,897)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	559,290	(61,813,570)	23,081,739	(1,666)	(693,075)	(41,827)	(82,820,897)
TOTAL INCREASE (DECREASE) IN NET ASSETS	505,250	(91,135,205)	13,180,267	(15,220)	(3,360,598)	(107,017)	(131,339,068)
NET ASSETS AT DECEMBER 31, 2022	$1,134,112	$358,579,480	$147,064,040	$84,141	$13,560,061	$745,867	$470,366,840

See accompanying notes.

	Franklin Mutual Shares VIP Fund - Class 4 Subaccount	Franklin Rising Dividends VIP Fund - Class 1 Subaccount	Franklin Rising Dividends VIP Fund - Class 4 Subaccount	Franklin Small Cap Value VIP Fund - Class 1 Subaccount	Franklin Small Cap Value VIP Fund - Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2021	$37,669,699	$1,217,135	$36,745,313	$850,613	$10,073,132	$1,538,967
Changes From Operations:
• Net investment income (loss)	627,015	8,867	(131,746)	9,817	(25,430)	(8,673)
• Net realized gain (loss) on investments	224,843	137,534	2,848,101	77,725	731,711	329,526
• Net change in unrealized appreciation or depreciation on investments	5,798,886	231,197	7,610,086	175,586	1,997,883	(145,630)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,650,744	377,598	10,326,441	263,128	2,704,164	175,223
Change From Unit Transactions:
• Net unit transactions	1,241,114	445,031	6,447,054	811,377	4,701,032	(7,952)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,241,114	445,031	6,447,054	811,377	4,701,032	(7,952)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,891,858	822,629	16,773,495	1,074,505	7,405,196	167,271
NET ASSETS AT DECEMBER 31, 2021	45,561,557	2,039,764	53,518,808	1,925,118	17,478,328	1,706,238
Changes From Operations:
• Net investment income (loss)	166,091	14,401	(137,560)	21,578	(17,286)	(6,848)
• Net realized gain (loss) on investments	4,270,045	256,644	6,645,607	436,252	2,742,706	288,582
• Net change in unrealized appreciation or depreciation on investments	(8,343,743)	(505,492)	(12,776,737)	(649,016)	(4,659,034)	(895,018)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,907,607)	(234,447)	(6,268,690)	(191,186)	(1,933,614)	(613,284)
Change From Unit Transactions:
• Net unit transactions	(1,415,414)	1,270,697	4,135,380	946,124	2,546,836	239,039
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,415,414)	1,270,697	4,135,380	946,124	2,546,836	239,039
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,323,021)	1,036,250	(2,133,310)	754,938	613,222	(374,245)
NET ASSETS AT DECEMBER 31, 2022	$40,238,536	$3,076,014	$51,385,498	$2,680,056	$18,091,550	$1,331,993

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Franklin Small-Mid Cap Growth VIP Fund - Class 4 Subaccount	Goldman Sachs VIT Government Money Market Fund - Institutional Shares Subaccount	Goldman Sachs VIT Government Money Market Fund - Service Shares Subaccount	Goldman Sachs VIT Large Cap Value Fund - Service Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares Subaccount	Guggenheim VT Long Short Equity Subaccount
NET ASSETS AT JANUARY 1, 2021	$13,631,540	$318,585	$26,767,743	$142,101,185	$2,417,479	$894,929	$3,670,727
Changes From Operations:
• Net investment income (loss)	(175,492)	(1,631)	(213,260)	(164,261)	6,779	25,055	(8,993)
• Net realized gain (loss) on investments	2,619,796	—	11	20,056,101	14,759	23,452	75,141
• Net change in unrealized appreciation or depreciation on investments	(1,233,038)	(1)	(11)	9,522,992	62,933	(1,173)	911,372
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,211,266	(1,632)	(213,260)	29,414,832	84,471	47,334	977,520
Change From Unit Transactions:
• Net unit transactions	900,556	13,134	(10,332,420)	(29,165,526)	250,106	917,122	1,411,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	900,556	13,134	(10,332,420)	(29,165,526)	250,106	917,122	1,411,836
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,111,822	11,502	(10,545,680)	249,306	334,577	964,456	2,389,356
NET ASSETS AT DECEMBER 31, 2021	15,743,362	330,087	16,222,063	142,350,491	2,752,056	1,859,385	6,060,083
Changes From Operations:
• Net investment income (loss)	(133,138)	8,814	83,517	75,873	77,808	54,866	(18,988)
• Net realized gain (loss) on investments	2,333,256	—	1	10,589,389	(6,817)	(10,683)	15,121
• Net change in unrealized appreciation or depreciation on investments	(7,803,180)	—	4	(20,888,364)	(292,425)	(166,397)	(961,831)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,603,062)	8,814	83,522	(10,223,102)	(221,434)	(122,214)	(965,698)
Change From Unit Transactions:
• Net unit transactions	775,209	599,457	3,488,446	(21,669,681)	629,706	(144,211)	117,624
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	775,209	599,457	3,488,446	(21,669,681)	629,706	(144,211)	117,624
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,827,853)	608,271	3,571,968	(31,892,783)	408,272	(266,425)	(848,074)
NET ASSETS AT DECEMBER 31, 2022	$10,915,509	$938,358	$19,794,031	$110,457,708	$3,160,328	$1,592,960	$5,212,009

See accompanying notes.

	Guggenheim VT Multi-Hedge Strategies Subaccount	Hartford Capital Appreciation HLS Fund - Class IA Subaccount	Hartford Capital Appreciation HLS Fund - Class IC Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series I Shares Subaccount	Invesco Oppenheimer V.I. International Growth Fund - Series II Shares Subaccount	Invesco V.I. American Franchise Fund - Series I Shares Subaccount
NET ASSETS AT JANUARY 1, 2021	$6,299,090	$93,109	$16,220,407	$1,350,062	$17,506,199	$3,225,824
Changes From Operations:
• Net investment income (loss)	(65,362)	85	(210,032)	(6,712)	(215,687)	(45,155)
• Net realized gain (loss) on investments	301,552	9,055	1,922,960	194,196	2,558,933	691,479
• Net change in unrealized appreciation or depreciation on investments	192,026	4,184	365,860	(41,592)	(797,047)	(305,815)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	428,216	13,324	2,078,788	145,892	1,546,199	340,509
Change From Unit Transactions:
• Net unit transactions	1,830,524	145	(772,635)	339,976	44,171	(675,638)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,830,524	145	(772,635)	339,976	44,171	(675,638)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,258,740	13,469	1,306,153	485,868	1,590,370	(335,129)
NET ASSETS AT DECEMBER 31, 2021	8,557,830	106,578	17,526,560	1,835,930	19,096,569	2,890,695
Changes From Operations:
• Net investment income (loss)	60,349	484	(145,081)	(6,062)	(157,086)	(30,533)
• Net realized gain (loss) on investments	128,548	11,556	1,697,911	214,941	2,105,831	596,303
• Net change in unrealized appreciation or depreciation on investments	(638,482)	(28,561)	(4,456,095)	(717,398)	(7,328,995)	(1,457,220)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(449,585)	(16,521)	(2,903,265)	(508,519)	(5,380,250)	(891,450)
Change From Unit Transactions:
• Net unit transactions	2,748,255	(3,826)	(1,520,924)	6,775	(539,292)	(269,078)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,748,255	(3,826)	(1,520,924)	6,775	(539,292)	(269,078)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,298,670	(20,347)	(4,424,189)	(501,744)	(5,919,542)	(1,160,528)
NET ASSETS AT DECEMBER 31, 2022	$10,856,500	$86,231	$13,102,371	$1,334,186	$13,177,027	$1,730,167

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Invesco V.I. American Franchise Fund - Series II Shares Subaccount	Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares Subaccount	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares Subaccount	Invesco V.I. Comstock Fund - Series I Shares Subaccount	Invesco V.I. Comstock Fund - Series II Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2021	$2,259,135	$1,502,282	$12,389,796	$369,225	$7,440,826	$5,761,569	$1,322,183
Changes From Operations:
• Net investment income (loss)	(39,771)	43,608	225,051	6,263	80,647	(50,639)	(15,692)
• Net realized gain (loss) on investments	817,811	47,558	436,547	30,513	306,475	255,931	70,653
• Net change in unrealized appreciation or depreciation on investments	(585,500)	43,459	317,506	82,446	2,259,412	1,231,756	248,497
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	192,540	134,625	979,104	119,222	2,646,534	1,437,048	303,458
Change From Unit Transactions:
• Net unit transactions	(1,589,163)	(62,936)	(392,077)	(16,562)	3,177,684	(539,330)	(252,407)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,589,163)	(62,936)	(392,077)	(16,562)	3,177,684	(539,330)	(252,407)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,396,623)	71,689	587,027	102,660	5,824,218	897,718	51,051
NET ASSETS AT DECEMBER 31, 2021	862,512	1,573,971	12,976,823	471,885	13,265,044	6,659,287	1,373,234
Changes From Operations:
• Net investment income (loss)	(10,637)	96,284	655,107	31,561	168,825	(30,440)	(11,472)
• Net realized gain (loss) on investments	185,158	44,337	237,826	81,284	1,138,565	848,467	188,475
• Net change in unrealized appreciation or depreciation on investments	(448,800)	(362,277)	(2,807,275)	(125,262)	(1,617,520)	(2,214,486)	(484,298)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(274,279)	(221,656)	(1,914,342)	(12,417)	(310,130)	(1,396,459)	(307,295)
Change From Unit Transactions:
• Net unit transactions	(36,494)	(89,770)	(1,007,953)	1,941,100	20,286,919	(681,345)	5,028
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(36,494)	(89,770)	(1,007,953)	1,941,100	20,286,919	(681,345)	5,028
TOTAL INCREASE (DECREASE) IN NET ASSETS	(310,773)	(311,426)	(2,922,295)	1,928,683	19,976,789	(2,077,804)	(302,267)
NET ASSETS AT DECEMBER 31, 2022	$551,739	$1,262,545	$10,054,528	$2,400,568	$33,241,833	$4,581,483	$1,070,967
See accompanying notes.

	Invesco V.I. Diversified Dividend Fund - Series I Shares Subaccount	Invesco V.I. Diversified Dividend Fund - Series II Shares Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund - Series I Shares Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund - Series II Shares Subaccount	Invesco V.I. Equity and Income Fund - Series I Shares Subaccount	Invesco V.I. Equity and Income Fund - Series II Shares Subaccount
NET ASSETS AT JANUARY 1, 2021	$620,376	$17,952,700	$5,660,570	$236,135,426	$47,570	$11,377,077
Changes From Operations:
• Net investment income (loss)	10,157	184,508	45,481	(1,260,422)	3,393	55,938
• Net realized gain (loss) on investments	19,063	415,516	443,529	10,976,501	2,449	415,133
• Net change in unrealized appreciation or depreciation on investments	76,266	2,591,550	1,160,971	55,388,857	7,707	1,405,833
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,486	3,191,574	1,649,981	65,104,936	13,549	1,876,904
Change From Unit Transactions:
• Net unit transactions	(123,865)	1,507,397	1,083,808	17,710,039	402,528	(551,677)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(123,865)	1,507,397	1,083,808	17,710,039	402,528	(551,677)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,379)	4,698,971	2,733,789	82,814,975	416,077	1,325,227
NET ASSETS AT DECEMBER 31, 2021	601,997	22,651,671	8,394,359	318,950,401	463,647	12,702,304
Changes From Operations:
• Net investment income (loss)	18,995	152,625	48,754	(1,987,945)	13,348	63,954
• Net realized gain (loss) on investments	138,195	3,378,637	807,116	26,005,502	92,591	2,105,696
• Net change in unrealized appreciation or depreciation on investments	(170,978)	(4,215,637)	(1,873,680)	(66,404,405)	(196,190)	(3,408,223)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,788)	(684,375)	(1,017,810)	(42,386,848)	(90,251)	(1,238,573)
Change From Unit Transactions:
• Net unit transactions	596,194	2,647,206	849,650	(4,150,341)	542,490	3,301,890
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	596,194	2,647,206	849,650	(4,150,341)	542,490	3,301,890
TOTAL INCREASE (DECREASE) IN NET ASSETS	582,406	1,962,831	(168,160)	(46,537,189)	452,239	2,063,317
NET ASSETS AT DECEMBER 31, 2022	$1,184,403	$24,614,502	$8,226,199	$272,413,212	$915,886	$14,765,621

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Invesco V.I. EQV International Equity Fund - Series I Shares Subaccount	Invesco V.I. EQV International Equity Fund - Series II Shares Subaccount	Invesco V.I. Global Fund - Series II Shares Subaccount	Invesco V.I. Main Street Small Cap Fund® - Series I Shares Subaccount	Invesco V.I. Main Street Small Cap Fund® - Series II Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2021	$2,757,658	$82,073,552	$8,798,039	$1,901,289	$18,283,281	$14,946,703	$7,555,666
Changes From Operations:
• Net investment income (loss)	1,734	(363,688)	(85,487)	(994)	(212,323)	(147,574)	(111,542)
• Net realized gain (loss) on investments	303,568	7,703,137	1,189,351	438,147	2,478,099	759,355	1,699,573
• Net change in unrealized appreciation or depreciation on investments	(182,189)	(4,001,324)	82,708	(48,416)	1,635,404	1,545,819	(596,309)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	123,113	3,338,125	1,186,572	388,737	3,901,180	2,157,600	991,722
Change From Unit Transactions:
• Net unit transactions	(204,479)	6,142,279	(1,617,647)	(551,101)	2,921,193	(1,133,706)	(2,393,189)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(204,479)	6,142,279	(1,617,647)	(551,101)	2,921,193	(1,133,706)	(2,393,189)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(81,366)	9,480,404	(431,075)	(162,364)	6,822,373	1,023,894	(1,401,467)
NET ASSETS AT DECEMBER 31, 2021	2,676,292	91,553,956	8,366,964	1,738,925	25,105,654	15,970,597	6,154,199
Changes From Operations:
• Net investment income (loss)	18,413	(43,653)	(64,124)	2,471	(189,777)	(89,762)	(79,846)
• Net realized gain (loss) on investments	201,351	7,204,934	1,237,847	218,903	2,862,026	933,642	1,011,494
• Net change in unrealized appreciation or depreciation on investments	(696,254)	(25,316,244)	(3,950,805)	(517,819)	(7,029,585)	(3,669,997)	(1,988,647)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(476,490)	(18,154,963)	(2,777,082)	(296,445)	(4,357,336)	(2,826,117)	(1,056,999)
Change From Unit Transactions:
• Net unit transactions	290,438	(743,031)	407,002	254,069	1,213,382	(1,254,647)	(420,993)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	290,438	(743,031)	407,002	254,069	1,213,382	(1,254,647)	(420,993)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(186,052)	(18,897,994)	(2,370,080)	(42,376)	(3,143,954)	(4,080,764)	(1,477,992)
NET ASSETS AT DECEMBER 31, 2022	$2,490,240	$72,655,962	$5,996,884	$1,696,549	$21,961,700	$11,889,833	$4,676,207

See accompanying notes.

	Janus Henderson Global Research Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Core Bond Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Core Bond Portfolio - Class 2 Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 2 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 1 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2021	$560,222	$6,468,124	$228,826,408	$5,150,441	$410,048	$4,675,388
Changes From Operations:
• Net investment income (loss)	(7,806)	98,588	586,582	(38,467)	11,793	74,609
• Net realized gain (loss) on investments	80,682	102,351	3,257,981	394,971	3,514	83,924
• Net change in unrealized appreciation or depreciation on investments	14,582	(325,061)	(11,004,147)	35,414	20,602	173,525
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	87,458	(124,122)	(7,159,584)	391,918	35,909	332,058
Change From Unit Transactions:
• Net unit transactions	(24,330)	1,515,352	(1,378,210)	(220,619)	23,646	(17,323)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,330)	1,515,352	(1,378,210)	(220,619)	23,646	(17,323)
TOTAL INCREASE (DECREASE) IN NET ASSETS	63,128	1,391,230	(8,537,794)	171,299	59,555	314,735
NET ASSETS AT DECEMBER 31, 2021	623,350	7,859,354	220,288,614	5,321,740	469,603	4,990,123
Changes From Operations:
• Net investment income (loss)	(3,750)	104,765	419,138	(3,659)	14,747	104,909
• Net realized gain (loss) on investments	69,179	(119,319)	(2,117,963)	277,802	12,268	123,189
• Net change in unrealized appreciation or depreciation on investments	(194,478)	(977,253)	(29,014,700)	(1,271,952)	(85,867)	(877,493)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(129,049)	(991,807)	(30,713,525)	(997,809)	(58,852)	(649,395)
Change From Unit Transactions:
• Net unit transactions	(52,168)	(454,253)	6,862,295	(313,466)	(4,333)	(424,788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(52,168)	(454,253)	6,862,295	(313,466)	(4,333)	(424,788)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(181,217)	(1,446,060)	(23,851,230)	(1,311,275)	(63,185)	(1,074,183)
NET ASSETS AT DECEMBER 31, 2022	$442,133	$6,413,294	$196,437,384	$4,010,465	$406,418	$3,915,940

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Lincoln iShares® Fixed Income Allocation Fund - Standard Class Subaccount	Lincoln iShares® Global Growth Allocation Fund - Standard Class Subaccount	Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class Subaccount	Lincoln Nasdaq-100 Buffer Fund Dec - Service Class Subaccount	Lincoln Nasdaq-100 Buffer Fund Jun - Service Class Subaccount	Lincoln Nasdaq-100 Buffer Fund Mar - Service Class Subaccount	Lincoln Nasdaq-100 Buffer Fund Sep - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$51,826	$656,216	$745,490	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	320	5,750	3,271	—	73	—	502
• Net realized gain (loss) on investments	(48)	34,493	50,449	—	—	—	329
• Net change in unrealized appreciation or depreciation on investments	(1,471)	28,089	33,617	4,976	(3)	—	(153)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,199)	68,332	87,337	4,976	70	—	678
Change From Unit Transactions:
• Net unit transactions	(2,388)	(137,850)	(159,299)	390,369	25,151	—	109,729
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,388)	(137,850)	(159,299)	390,369	25,151	—	109,729
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,587)	(69,518)	(71,962)	395,345	25,221	—	110,407
NET ASSETS AT DECEMBER 31, 2021	48,239	586,698	673,528	395,345	25,221	—	110,407
Changes From Operations:
• Net investment income (loss)	(185)	(1,942)	(2,385)	(652)	(2,304)	(521)	(1,541)
• Net realized gain (loss) on investments	(6,251)	41,255	86,304	(142,749)	20,913	607	7,780
• Net change in unrealized appreciation or depreciation on investments	2,213	(142,486)	(180,922)	(45,918)	(48,559)	(21,017)	(63,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,223)	(103,173)	(97,003)	(189,319)	(29,950)	(20,931)	(57,372)
Change From Unit Transactions:
• Net unit transactions	(44,016)	(483,525)	(576,525)	167,881	412,713	394,762	698,779
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(44,016)	(483,525)	(576,525)	167,881	412,713	394,762	698,779
TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,239)	(586,698)	(673,528)	(21,438)	382,763	373,831	641,407
NET ASSETS AT DECEMBER 31, 2022	$—	$—	$—	$373,907	$407,984	$373,831	$751,814

See accompanying notes.

	Lincoln S&P 500 Buffer Fund Aug - Service Class Subaccount	Lincoln S&P 500 Buffer Fund Feb - Service Class Subaccount	Lincoln S&P 500 Buffer Fund May - Service Class Subaccount	Lincoln S&P 500 Buffer Fund Nov - Service Class Subaccount	Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class Subaccount	Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$—	$—	$—	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	2,808	—	1,461	135	—	—
• Net realized gain (loss) on investments	12	—	4	—	—	—
• Net change in unrealized appreciation or depreciation on investments	7,607	—	3,092	129	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,427	—	4,557	264	—	—
Change From Unit Transactions:
• Net unit transactions	337,322	—	196,093	26,868	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	337,322	—	196,093	26,868	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	347,749	—	200,650	27,132	—	—
NET ASSETS AT DECEMBER 31, 2021	347,749	—	200,650	27,132	—	—
Changes From Operations:
• Net investment income (loss)	(5,285)	2,879	(2,688)	(6,540)	8,528	(257)
• Net realized gain (loss) on investments	41,362	56,496	74,753	65,142	98,173	55,291
• Net change in unrealized appreciation or depreciation on investments	(83,860)	(55,763)	(95,376)	(65,119)	(83,924)	(48,561)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(47,783)	3,612	(23,311)	(6,517)	22,777	6,473
Change From Unit Transactions:
• Net unit transactions	823,940	1,296,418	922,951	1,096,579	3,597,411	880,056
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	823,940	1,296,418	922,951	1,096,579	3,597,411	880,056
TOTAL INCREASE (DECREASE) IN NET ASSETS	776,157	1,300,030	899,640	1,090,062	3,620,188	886,529
NET ASSETS AT DECEMBER 31, 2022	$1,123,906	$1,300,030	$1,100,290	$1,117,194	$3,620,188	$886,529

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Lincoln S&P 500 Ultra Buffer Fund May - Service Class Subaccount	Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class Subaccount	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC Subaccount	Lord Abbett Series Fund Developing Growth Portfolio - Class VC Subaccount	Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC Subaccount	Lord Abbett Series Fund Short Duration Income Portfolio - Class VC Subaccount	LVIP American Balanced Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$—	$—	$37,322,489	$33,451,706	$13,552,228	$42,929,962	$70,890,514
Changes From Operations:
• Net investment income (loss)	508	582	1,246,487	(370,649)	(25,111)	601,962	898,418
• Net realized gain (loss) on investments	1	—	1,315,004	11,801,513	1,042,713	(39,542)	3,692,793
• Net change in unrealized appreciation or depreciation on investments	65	603	(1,729,724)	(12,924,195)	2,241,708	(758,528)	2,005,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	574	1,185	831,767	(1,493,331)	3,259,310	(196,108)	6,596,430
Change From Unit Transactions:
• Net unit transactions	66,999	99,679	20,759,156	3,114,355	(2,749,544)	4,612,437	13,112,521
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	66,999	99,679	20,759,156	3,114,355	(2,749,544)	4,612,437	13,112,521
TOTAL INCREASE (DECREASE) IN NET ASSETS	67,573	100,864	21,590,923	1,621,024	509,766	4,416,329	19,708,951
NET ASSETS AT DECEMBER 31, 2021	67,573	100,864	58,913,412	35,072,730	14,061,994	47,346,291	90,599,465
Changes From Operations:
• Net investment income (loss)	3,493	(9,906)	1,369,377	(246,628)	2,890	959,022	499,737
• Net realized gain (loss) on investments	114,394	177,372	(2,520,156)	(2,683,395)	1,584,434	(756,807)	3,534,102
• Net change in unrealized appreciation or depreciation on investments	(94,102)	(163,095)	(6,873,792)	(9,994,504)	(3,304,782)	(3,144,546)	(18,712,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,785	4,371	(8,024,571)	(12,924,527)	(1,717,458)	(2,942,331)	(14,678,531)
Change From Unit Transactions:
• Net unit transactions	2,263,557	1,366,803	(10,461,348)	(803,724)	(2,159,966)	4,105,540	4,969,999
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,263,557	1,366,803	(10,461,348)	(803,724)	(2,159,966)	4,105,540	4,969,999
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,287,342	1,371,174	(18,485,919)	(13,728,251)	(3,877,424)	1,163,209	(9,708,532)
NET ASSETS AT DECEMBER 31, 2022	$2,354,915	$1,472,038	$40,427,493	$21,344,479	$10,184,570	$48,509,500	$80,890,933

See accompanying notes.

	LVIP American Balanced Allocation Fund - Standard Class Subaccount	LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$13,590,774	$500,987,004	$36,506,888	$476,018	$89,697,706	$444,004
Changes From Operations:
• Net investment income (loss)	271,924	(3,139,837)	343,323	9,206	289,354	7,172
• Net realized gain (loss) on investments	523,613	25,466,431	538,178	4,309	1,498,697	13,413
• Net change in unrealized appreciation or depreciation on investments	570,018	69,023,886	1,767,138	25,915	6,403,671	22,725
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,365,555	91,350,480	2,648,639	39,430	8,191,722	43,310
Change From Unit Transactions:
• Net unit transactions	127,759	(43,560,022)	(1,394,876)	(22,400)	(3,168,502)	(7,748)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	127,759	(43,560,022)	(1,394,876)	(22,400)	(3,168,502)	(7,748)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,493,314	47,790,458	1,253,763	17,030	5,023,220	35,562
NET ASSETS AT DECEMBER 31, 2021	15,084,088	548,777,462	37,760,651	493,048	94,720,926	479,566
Changes From Operations:
• Net investment income (loss)	202,793	761,077	124,549	5,705	(238,319)	3,744
• Net realized gain (loss) on investments	668,063	49,434,217	1,857,439	23,904	4,384,279	21,833
• Net change in unrealized appreciation or depreciation on investments	(3,266,714)	(98,846,255)	(8,326,524)	(109,068)	(22,275,740)	(114,944)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,395,858)	(48,650,961)	(6,344,536)	(79,459)	(18,129,780)	(89,367)
Change From Unit Transactions:
• Net unit transactions	730,455	(49,097,127)	(695,115)	(16,259)	(5,925,183)	(4,849)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	730,455	(49,097,127)	(695,115)	(16,259)	(5,925,183)	(4,849)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,665,403)	(97,748,088)	(7,039,651)	(95,718)	(24,054,963)	(94,216)
NET ASSETS AT DECEMBER 31, 2022	$13,418,685	$451,029,374	$30,721,000	$397,330	$70,665,963	$385,350

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP American Global Growth Fund - Service Class II Subaccount	LVIP American Global Small Capitalization Fund - Service Class II Subaccount	LVIP American Growth Allocation Fund - Service Class Subaccount	LVIP American Growth Allocation Fund - Standard Class Subaccount	LVIP American Growth Fund - Service Class II Subaccount	LVIP American Growth - Income Fund - Service Class II Subaccount	LVIP American Income Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$369,121,650	$81,409,181	$49,676,990	$5,828,665	$1,334,869,578	$1,009,688,274	$78,679
Changes From Operations:
• Net investment income (loss)	(6,276,952)	(1,283,352)	556,601	142,518	(15,202,067)	(9,192,334)	5,652
• Net realized gain (loss) on investments	34,846,264	11,616,932	2,527,267	188,045	110,929,939	47,769,232	4,412
• Net change in unrealized appreciation or depreciation on investments	24,993,327	(6,261,585)	1,724,132	310,202	173,346,552	184,012,354	(1,204)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,562,639	4,071,995	4,808,000	640,765	269,074,424	222,589,252	8,860
Change From Unit Transactions:
• Net unit transactions	12,176,080	(6,040,341)	13,194,927	1,728,860	72,971,032	28,528,212	161,427
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,176,080	(6,040,341)	13,194,927	1,728,860	72,971,032	28,528,212	161,427
TOTAL INCREASE (DECREASE) IN NET ASSETS	65,738,719	(1,968,346)	18,002,927	2,369,625	342,045,456	251,117,464	170,287
NET ASSETS AT DECEMBER 31, 2021	434,860,369	79,440,835	67,679,917	8,198,290	1,676,915,034	1,260,805,738	248,966
Changes From Operations:
• Net investment income (loss)	(3,080,798)	1,678,913	87,204	89,773	1,189,447	9,176,096	3,144
• Net realized gain (loss) on investments	24,139,296	3,923,993	2,849,690	344,801	207,954,785	26,950,784	(1,844)
• Net change in unrealized appreciation or depreciation on investments	(133,149,662)	(30,642,719)	(14,063,318)	(1,768,262)	(749,423,678)	(264,910,692)	(35,562)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(112,091,164)	(25,039,813)	(11,126,424)	(1,333,688)	(540,279,446)	(228,783,812)	(34,262)
Change From Unit Transactions:
• Net unit transactions	(41,323,256)	544,823	(4,844,734)	193,658	112,246,461	3,672,685	(15,345)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,323,256)	544,823	(4,844,734)	193,658	112,246,461	3,672,685	(15,345)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(153,414,420)	(24,494,990)	(15,971,158)	(1,140,030)	(428,032,985)	(225,111,127)	(49,607)
NET ASSETS AT DECEMBER 31, 2022	$281,445,949	$54,945,845	$51,708,759	$7,058,260	$1,248,882,049	$1,035,694,611	$199,359

See accompanying notes.

	LVIP American International Fund - Service Class II Subaccount	LVIP American Preservation Fund - Service Class Subaccount	LVIP American Preservation Fund - Standard Class Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$278,645,484	$27,890,654	$652,270	$318,627,707	$1,733,926	$12,243,590
Changes From Operations:
• Net investment income (loss)	1,494,899	249,839	3,791	(5,247,721)	(9,248)	(61,261)
• Net realized gain (loss) on investments	5,846,499	135,185	2,297	41,037,887	136,917	994,126
• Net change in unrealized appreciation or depreciation on investments	(16,712,416)	(786,311)	(12,829)	17,063,171	204,996	(191,513)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,371,018)	(401,287)	(6,741)	52,853,337	332,665	741,352
Change From Unit Transactions:
• Net unit transactions	10,740,553	(6,392,157)	(372,648)	(10,509,123)	182,601	1,339,466
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,740,553	(6,392,157)	(372,648)	(10,509,123)	182,601	1,339,466
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,369,535	(6,793,444)	(379,389)	42,344,214	515,266	2,080,818
NET ASSETS AT DECEMBER 31, 2021	280,015,019	21,097,210	272,881	360,971,921	2,249,192	14,324,408
Changes From Operations:
• Net investment income (loss)	2,389,346	104,078	2,961	(4,260,263)	(7,594)	33,443
• Net realized gain (loss) on investments	(1,203,350)	(605,692)	(1,459)	28,871,493	184,628	(2,181,796)
• Net change in unrealized appreciation or depreciation on investments	(67,781,202)	(1,240,484)	(21,663)	(122,437,801)	(727,595)	206,111
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(66,595,206)	(1,742,098)	(20,161)	(97,826,571)	(550,561)	(1,942,242)
Change From Unit Transactions:
• Net unit transactions	42,308,220	(1,830,141)	(6,917)	8,416,305	(248,536)	(12,382,166)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	42,308,220	(1,830,141)	(6,917)	8,416,305	(248,536)	(12,382,166)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,286,986)	(3,572,239)	(27,078)	(89,410,266)	(799,097)	(14,324,408)
NET ASSETS AT DECEMBER 31, 2022	$255,728,033	$17,524,971	$245,803	$271,561,655	$1,450,095	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Allocation Fund - Service Class Subaccount	LVIP BlackRock Global Allocation Fund - Standard Class Subaccount	LVIP BlackRock Global Allocation Managed Risk Fund - Service Class Subaccount	LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$504,228	$1,398,802,832	$484,626	$—	$—	$870,741,518	$71,816
Changes From Operations:
• Net investment income (loss)	4,968	3,774,135	5,690	—	—	24,784,916	2,471
• Net realized gain (loss) on investments	37,084	106,019,866	36,122	—	—	16,424,354	836
• Net change in unrealized appreciation or depreciation on investments	(5,326)	168,520,306	38,451	—	—	6,962,144	1,111
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,726	278,314,307	80,263	—	—	48,171,414	4,418
Change From Unit Transactions:
• Net unit transactions	(3,713)	(169,152,523)	(180,097)	—	—	(50,976,247)	(1,876)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,713)	(169,152,523)	(180,097)	—	—	(50,976,247)	(1,876)
TOTAL INCREASE (DECREASE) IN NET ASSETS	33,013	109,161,784	(99,834)	—	—	(2,804,833)	2,542
NET ASSETS AT DECEMBER 31, 2021	537,241	1,507,964,616	384,792	—	—	867,936,685	74,358
Changes From Operations:
• Net investment income (loss)	4,293	6,689,298	5,914	(6,057,917)	7,831	5,974,671	832
• Net realized gain (loss) on investments	(56,442)	168,257,322	45,995	18,301,098	183,995	1,443,975	(22)
• Net change in unrealized appreciation or depreciation on investments	(15,752)	(231,858,900)	(60,306)	(65,689,924)	(564,431)	(172,402,032)	(14,906)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,901)	(56,912,280)	(8,397)	(53,446,743)	(372,605)	(164,983,386)	(14,096)
Change From Unit Transactions:
• Net unit transactions	(469,340)	(117,450,391)	(51,967)	883,233,772	7,421,801	(59,243,124)	(2,659)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(469,340)	(117,450,391)	(51,967)	883,233,772	7,421,801	(59,243,124)	(2,659)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(537,241)	(174,362,671)	(60,364)	829,787,029	7,049,196	(224,226,510)	(16,755)
NET ASSETS AT DECEMBER 31, 2022	$—	$1,333,601,945	$324,428	$829,787,029	$7,049,196	$643,710,175	$57,603

See accompanying notes.

	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class Subaccount	LVIP BlackRock Global Real Estate Fund - Service Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$445,342,297	$90,210,140	$2,033,936	$729,291,156	$6,251,497	$578,233,639
Changes From Operations:
• Net investment income (loss)	(2,369,430)	4,861,213	172,937	41,433,158	790,230	(3,479,999)
• Net realized gain (loss) on investments	22,069,247	6,758,356	147,870	1,354,665	70,319	40,104,194
• Net change in unrealized appreciation or depreciation on investments	25,567,807	10,497,074	287,625	(20,230,955)	(470,212)	34,098,787
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,267,624	22,116,643	608,432	22,556,868	390,337	70,722,982
Change From Unit Transactions:
• Net unit transactions	(28,964,304)	(9,752,323)	335,299	137,876,167	7,780,322	(24,264,600)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(28,964,304)	(9,752,323)	335,299	137,876,167	7,780,322	(24,264,600)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,303,320	12,364,320	943,731	160,433,035	8,170,659	46,458,382
NET ASSETS AT DECEMBER 31, 2021	461,645,617	102,574,460	2,977,667	889,724,191	14,422,156	624,692,021
Changes From Operations:
• Net investment income (loss)	(1,205,097)	(137,854)	30,802	62,327,695	1,363,688	(2,348,555)
• Net realized gain (loss) on investments	13,844,883	620,896	38,056	(8,534,047)	(374,572)	18,230,828
• Net change in unrealized appreciation or depreciation on investments	(94,691,899)	(30,478,593)	(864,942)	(110,530,073)	(1,874,317)	(127,526,857)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(82,052,113)	(29,995,551)	(796,084)	(56,736,425)	(885,201)	(111,644,584)
Change From Unit Transactions:
• Net unit transactions	(21,758,952)	(897,250)	14,241	(21,922,471)	1,195,321	(13,566,999)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,758,952)	(897,250)	14,241	(21,922,471)	1,195,321	(13,566,999)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(103,811,065)	(30,892,801)	(781,843)	(78,658,896)	310,120	(125,211,583)
NET ASSETS AT DECEMBER 31, 2022	$357,834,552	$71,681,659	$2,195,824	$811,065,295	$14,732,276	$499,480,438

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Channing Small Cap Value Fund - Service Class Subaccount	LVIP Channing Small Cap Value Fund - Standard Class Subaccount	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$1,174,700,984	$2,273,789	$832,117,841	$149,663	$—	$—	$540,461,904
Changes From Operations:
• Net investment income (loss)	(20,132,428)	(51,605)	(13,362,560)	(1,400)	—	—	(7,753,840)
• Net realized gain (loss) on investments	193,952,218	481,022	74,760,674	7,254	—	—	28,967,194
• Net change in unrealized appreciation or depreciation on investments	157,882,539	178,124	34,730,619	12,393	—	—	80,397,749
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	331,702,329	607,541	96,128,733	18,247	—	—	101,611,103
Change From Unit Transactions:
• Net unit transactions	(98,095,012)	(314,223)	(44,480,683)	(4,751)	—	—	(64,162,294)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(98,095,012)	(314,223)	(44,480,683)	(4,751)	—	—	(64,162,294)
TOTAL INCREASE (DECREASE) IN NET ASSETS	233,607,317	293,318	51,648,050	13,496	—	—	37,448,809
NET ASSETS AT DECEMBER 31, 2021	1,408,308,301	2,567,107	883,765,891	163,159	—	—	577,910,713
Changes From Operations:
• Net investment income (loss)	(17,660,610)	(45,781)	(11,283,848)	(1,146)	(24)	(19)	(4,967,936)
• Net realized gain (loss) on investments	175,198,728	368,610	77,678,889	13,680	(4)	(3,089)	55,099,924
• Net change in unrealized appreciation or depreciation on investments	(558,596,749)	(1,068,530)	(291,582,722)	(51,907)	(5,526)	34	(158,133,012)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(401,058,631)	(745,701)	(225,187,681)	(39,373)	(5,554)	(3,074)	(108,001,024)
Change From Unit Transactions:
• Net unit transactions	57,930,123	45,790	18,120,900	(5,907)	287,203	6,829	(32,023,035)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	57,930,123	45,790	18,120,900	(5,907)	287,203	6,829	(32,023,035)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(343,128,508)	(699,911)	(207,066,781)	(45,280)	281,649	3,755	(140,024,059)
NET ASSETS AT DECEMBER 31, 2022	$1,065,179,793	$1,867,196	$676,699,110	$117,879	$281,649	$3,755	$437,886,654

See accompanying notes.

	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Diversified Income Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$76,869	$4,248,993,240	$68,457,406	$708,395,439	$3,045,009	$2,161,748,531
Changes From Operations:
• Net investment income (loss)	(351)	13,248,206	245,648	(4,903,990)	10,732	63,073,014
• Net realized gain (loss) on investments	3,305	57,858,739	1,069,641	(577,468)	(4,925)	66,581,056
• Net change in unrealized appreciation or depreciation on investments	12,383	(227,113,748)	(3,627,965)	(5,509,194)	(22,248)	(199,654,799)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,337	(156,006,803)	(2,312,676)	(10,990,652)	(16,441)	(70,000,729)
Change From Unit Transactions:
• Net unit transactions	(7,992)	440,281,946	(658,130)	47,648,793	403,617	157,287,635
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,992)	440,281,946	(658,130)	47,648,793	403,617	157,287,635
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,345	284,275,143	(2,970,806)	36,658,141	387,176	87,286,906
NET ASSETS AT DECEMBER 31, 2021	84,214	4,533,268,383	65,486,600	745,053,580	3,432,185	2,249,035,437
Changes From Operations:
• Net investment income (loss)	(30)	51,834,663	823,291	3,127,435	112,581	25,692,306
• Net realized gain (loss) on investments	7,578	(62,939,104)	(1,524,232)	(4,644,018)	(27,861)	(33,587,245)
• Net change in unrealized appreciation or depreciation on investments	(22,882)	(664,164,981)	(8,774,816)	(11,785,232)	(85,184)	(329,262,666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,334)	(675,269,422)	(9,475,757)	(13,301,815)	(464)	(337,157,605)
Change From Unit Transactions:
• Net unit transactions	12	(258,813,210)	(4,622,046)	(54,563,070)	4,273,598	(190,140,457)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12	(258,813,210)	(4,622,046)	(54,563,070)	4,273,598	(190,140,457)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,322)	(934,082,632)	(14,097,803)	(67,864,885)	4,273,134	(527,298,062)
NET ASSETS AT DECEMBER 31, 2022	$68,892	$3,599,185,751	$51,388,797	$677,188,695	$7,705,319	$1,721,737,375

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP Delaware Diversified Income Fund - Standard Class Subaccount	LVIP Delaware High Yield Fund - Service Class Subaccount	LVIP Delaware High Yield Fund - Standard Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Service Class Subaccount	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Service Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$17,523,075	$100,370,821	$2,115,634	$1,174,651,648	$3,341,303	$122,302,684	$—
Changes From Operations:
• Net investment income (loss)	851,250	7,241,831	169,166	169,648	44,828	(742,230)	3,718
• Net realized gain (loss) on investments	573,967	(311,609)	1,080	657,840	11,228	3,921,150	158
• Net change in unrealized appreciation or depreciation on investments	(1,770,355)	(4,213,609)	(100,063)	(29,067,836)	(111,935)	31,196,143	11,084
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(345,138)	2,716,613	70,183	(28,240,348)	(55,879)	34,375,063	14,960
Change From Unit Transactions:
• Net unit transactions	2,883,252	(7,472,232)	(1,593)	27,019,005	1,331,607	(9,655,373)	318,357
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,883,252	(7,472,232)	(1,593)	27,019,005	1,331,607	(9,655,373)	318,357
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,538,114	(4,755,619)	68,590	(1,221,343)	1,275,728	24,719,690	333,317
NET ASSETS AT DECEMBER 31, 2021	20,061,189	95,615,202	2,184,224	1,173,430,305	4,617,031	147,022,374	333,317
Changes From Operations:
• Net investment income (loss)	467,889	3,070,285	82,381	7,584,333	53,116	(434,447)	20,811
• Net realized gain (loss) on investments	(292,359)	(3,182,104)	(271,661)	(11,144,037)	(66,274)	7,920,993	40,803
• Net change in unrealized appreciation or depreciation on investments	(3,009,396)	(12,062,178)	(208,329)	(60,470,838)	(174,037)	(23,160,319)	(144,872)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,833,866)	(12,173,997)	(397,609)	(64,030,542)	(187,195)	(15,673,773)	(83,258)
Change From Unit Transactions:
• Net unit transactions	(776,677)	(11,765,252)	(104,249)	(157,535,297)	(1,306,828)	5,538,428	1,410,070
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(776,677)	(11,765,252)	(104,249)	(157,535,297)	(1,306,828)	5,538,428	1,410,070
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,610,543)	(23,939,249)	(501,858)	(221,565,839)	(1,494,023)	(10,135,345)	1,326,812
NET ASSETS AT DECEMBER 31, 2022	$16,450,646	$71,675,953	$1,682,366	$951,864,466	$3,123,008	$136,887,029	$1,660,129

See accompanying notes.

	LVIP Delaware REIT Fund - Service Class Subaccount	LVIP Delaware REIT Fund - Standard Class Subaccount	LVIP Delaware SMID Cap Core Fund - Service Class Subaccount	LVIP Delaware SMID Cap Core Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$127,936,193	$3,566,752	$177,852,620	$6,304,349	$69,846,757	$6,891,094
Changes From Operations:
• Net investment income (loss)	1,210,465	95,054	(1,876,457)	(24,738)	(831,529)	(56,430)
• Net realized gain (loss) on investments	3,648,362	202,795	19,273,515	701,537	6,309,225	628,790
• Net change in unrealized appreciation or depreciation on investments	43,630,210	1,386,830	18,220,961	644,675	11,378,288	1,045,018
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,489,037	1,684,679	35,618,019	1,321,474	16,855,984	1,617,378
Change From Unit Transactions:
• Net unit transactions	(18,869,713)	1,322,953	(24,229,607)	(647,760)	(1,142,902)	(766,049)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,869,713)	1,322,953	(24,229,607)	(647,760)	(1,142,902)	(766,049)
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,619,324	3,007,632	11,388,412	673,714	15,713,082	851,329
NET ASSETS AT DECEMBER 31, 2021	157,555,517	6,574,384	189,241,032	6,978,063	85,559,839	7,742,423
Changes From Operations:
• Net investment income (loss)	1,569,174	104,803	(2,149,271)	(53,115)	(526,816)	(26,874)
• Net realized gain (loss) on investments	2,241,649	87,818	4,653,482	218,556	8,822,498	861,510
• Net change in unrealized appreciation or depreciation on investments	(43,819,387)	(1,731,504)	(30,616,251)	(1,181,707)	(26,091,798)	(2,439,902)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(40,008,564)	(1,538,883)	(28,112,040)	(1,016,266)	(17,796,116)	(1,605,266)
Change From Unit Transactions:
• Net unit transactions	(11,777,092)	(1,065,925)	(18,454,601)	(963,759)	(4,385,772)	(333,348)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,777,092)	(1,065,925)	(18,454,601)	(963,759)	(4,385,772)	(333,348)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(51,785,656)	(2,604,808)	(46,566,641)	(1,980,025)	(22,181,888)	(1,938,614)
NET ASSETS AT DECEMBER 31, 2022	$105,769,861	$3,969,576	$142,674,391	$4,998,038	$63,377,951	$5,803,809

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP Delaware U.S. Growth Fund - Service Class Subaccount	LVIP Delaware U.S. Growth Fund - Standard Class Subaccount	LVIP Delaware Value Fund - Service Class Subaccount	LVIP Delaware Value Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Service Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Core Equity Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$361,244,123	$163,704	$303,318,474	$7,948,921	$17,402,800	$3,366,759	$105,627,085
Changes From Operations:
• Net investment income (loss)	(4,199,305)	(1,008)	10,465,424	298,355	23,647	7,074	775,787
• Net realized gain (loss) on investments	106,987,163	72,654	41,940,539	1,000,936	647,004	72,389	2,587,352
• Net change in unrealized appreciation or depreciation on investments	(46,545,578)	(20,920)	5,262,726	106,124	976,954	235,345	8,484,061
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,242,280	50,726	57,668,689	1,405,415	1,647,605	314,808	11,847,200
Change From Unit Transactions:
• Net unit transactions	(52,350,770)	216,965	(41,516,736)	(2,492,723)	(510,515)	(385,615)	14,525,943
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(52,350,770)	216,965	(41,516,736)	(2,492,723)	(510,515)	(385,615)	14,525,943
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,891,510	267,691	16,151,953	(1,087,308)	1,137,090	(70,807)	26,373,143
NET ASSETS AT DECEMBER 31, 2021	365,135,633	431,395	319,470,427	6,861,613	18,539,890	3,295,952	132,000,228
Changes From Operations:
• Net investment income (loss)	(3,368,070)	(787)	(535,241)	13,811	56,092	11,773	2,616,534
• Net realized gain (loss) on investments	54,221,876	20,167	23,254,289	431,445	458,866	79,380	708,502
• Net change in unrealized appreciation or depreciation on investments	(154,664,633)	(81,934)	(39,160,548)	(758,310)	(2,830,566)	(509,179)	(21,173,092)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(103,810,827)	(62,554)	(16,441,500)	(313,054)	(2,315,608)	(418,026)	(17,848,056)
Change From Unit Transactions:
• Net unit transactions	(7,017,933)	(229,235)	(34,713,950)	(1,191,634)	(657,893)	(258,941)	29,504,350
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,017,933)	(229,235)	(34,713,950)	(1,191,634)	(657,893)	(258,941)	29,504,350
TOTAL INCREASE (DECREASE) IN NET ASSETS	(110,828,760)	(291,789)	(51,155,450)	(1,504,688)	(2,973,501)	(676,967)	11,656,294
NET ASSETS AT DECEMBER 31, 2022	$254,306,873	$139,606	$268,314,977	$5,356,925	$15,566,389	$2,618,985	$143,656,522

See accompanying notes.

	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Service Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$15,556,040	$568,989,777	$2,020,390	$206,784,765	$15,789,624	$116,450,873
Changes From Operations:
• Net investment income (loss)	331,058	7,499,667	59,073	(1,718,780)	143,451	(884,694)
• Net realized gain (loss) on investments	612,446	6,798,902	54,360	20,548,459	2,053,013	8,828,614
• Net change in unrealized appreciation or depreciation on investments	992,762	58,907,137	192,344	33,445,523	3,035,501	21,986,286
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,936,266	73,205,706	305,777	52,275,202	5,231,965	29,930,206
Change From Unit Transactions:
• Net unit transactions	1,585,333	(41,826,734)	179,204	3,447,599	5,186,323	8,283,019
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,585,333	(41,826,734)	179,204	3,447,599	5,186,323	8,283,019
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,521,599	31,378,972	484,981	55,722,801	10,418,288	38,213,225
NET ASSETS AT DECEMBER 31, 2021	19,077,639	600,368,749	2,505,371	262,507,566	26,207,912	154,664,098
Changes From Operations:
• Net investment income (loss)	487,252	7,069,687	57,755	(1,093,122)	166,347	(599,377)
• Net realized gain (loss) on investments	(64,868)	(806,005)	10,180	16,177,119	1,576,585	10,384,962
• Net change in unrealized appreciation or depreciation on investments	(3,028,970)	(79,876,309)	(321,942)	(59,167,879)	(5,831,311)	(33,951,933)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,606,586)	(73,612,627)	(254,007)	(44,083,882)	(4,088,379)	(24,166,348)
Change From Unit Transactions:
• Net unit transactions	195,970	(36,036,371)	(101,489)	967,832	(1,052,469)	12,086,442
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	195,970	(36,036,371)	(101,489)	967,832	(1,052,469)	12,086,442
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,410,616)	(109,648,998)	(355,496)	(43,116,050)	(5,140,848)	(12,079,906)
NET ASSETS AT DECEMBER 31, 2022	$16,667,023	$490,719,751	$2,149,875	$219,391,516	$21,067,064	$142,584,192

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class Subaccount	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$12,538,587	$925,557,740	$3,585,355	$488,283,730	$126,579	$950,149,287	$53,559
Changes From Operations:
• Net investment income (loss)	98,853	(7,407,148)	26,604	(3,441,387)	729	(6,327,554)	(56)
• Net realized gain (loss) on investments	919,903	62,256,528	339,995	43,357,950	7,922	34,002,711	5,154
• Net change in unrealized appreciation or depreciation on investments	2,430,249	166,684,839	611,046	77,129,170	23,209	111,432,181	129
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,449,005	221,534,219	977,645	117,045,733	31,860	139,107,338	5,227
Change From Unit Transactions:
• Net unit transactions	2,098,125	(136,712,880)	766,085	(55,550,449)	(11,164)	(94,136,701)	(58,786)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,098,125	(136,712,880)	766,085	(55,550,449)	(11,164)	(94,136,701)	(58,786)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,547,130	84,821,339	1,743,730	61,495,284	20,696	44,970,637	(53,559)
NET ASSETS AT DECEMBER 31, 2021	18,085,717	1,010,379,079	5,329,085	549,779,014	147,275	995,119,924	—
Changes From Operations:
• Net investment income (loss)	138,506	(6,294,144)	24,054	(4,451,234)	(126)	(2,276,871)	—
• Net realized gain (loss) on investments	1,279,368	60,960,822	272,412	75,279,296	19,009	58,264,157	—
• Net change in unrealized appreciation or depreciation on investments	(4,070,255)	(215,577,383)	(1,146,006)	(181,797,412)	(49,565)	(188,814,284)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,652,381)	(160,910,705)	(849,540)	(110,969,350)	(30,682)	(132,826,998)	—
Change From Unit Transactions:
• Net unit transactions	1,769,524	(56,394,979)	49,254	(27,121,495)	(47,537)	(65,087,266)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,769,524	(56,394,979)	49,254	(27,121,495)	(47,537)	(65,087,266)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	(882,857)	(217,305,684)	(800,286)	(138,090,845)	(78,219)	(197,914,264)	—
NET ASSETS AT DECEMBER 31, 2022	$17,202,860	$793,073,395	$4,528,799	$411,688,169	$69,056	$797,205,660	$—

See accompanying notes.

	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class Subaccount	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$21,967,089	$194,136	$156,889,787	$2,781,525	$995,294,249	$1,165,502
Changes From Operations:
• Net investment income (loss)	37,425	1,724	4,150,625	87,550	14,400,883	51,888
• Net realized gain (loss) on investments	2,364,954	20,126	6,704,979	99,057	38,705,524	35,805
• Net change in unrealized appreciation or depreciation on investments	(333,767)	(6,424)	11,895,961	228,355	590,938	715
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,068,612	15,426	22,751,565	414,962	53,697,345	88,408
Change From Unit Transactions:
• Net unit transactions	1,224,223	(81,191)	54,248,299	431,157	(100,896,181)	470,178
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,224,223	(81,191)	54,248,299	431,157	(100,896,181)	470,178
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,292,835	(65,765)	76,999,864	846,119	(47,198,836)	558,586
NET ASSETS AT DECEMBER 31, 2021	25,259,924	128,371	233,889,651	3,627,644	948,095,413	1,724,088
Changes From Operations:
• Net investment income (loss)	43,463	748	2,056,609	43,424	5,030,587	41,435
• Net realized gain (loss) on investments	(1,416,472)	(5,174)	2,060,115	21,899	47,796,963	97,195
• Net change in unrealized appreciation or depreciation on investments	(2,731,074)	(14,830)	(53,913,783)	(760,649)	(209,086,736)	(420,619)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,104,083)	(19,256)	(49,797,059)	(695,326)	(156,259,186)	(281,989)
Change From Unit Transactions:
• Net unit transactions	(21,155,841)	(109,115)	14,827,135	(503,322)	(87,560,861)	331,548
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,155,841)	(109,115)	14,827,135	(503,322)	(87,560,861)	331,548
TOTAL INCREASE (DECREASE) IN NET ASSETS	(25,259,924)	(128,371)	(34,969,924)	(1,198,648)	(243,820,047)	49,559
NET ASSETS AT DECEMBER 31, 2022	$—	$—	$198,919,727	$2,428,996	$704,275,366	$1,773,647

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP Global Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Service Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$7,368,117,113	$9,438,774	$549,824,547	$1,204,090	$5,944,504,814	$4,726,936	$466,052,897
Changes From Operations:
• Net investment income (loss)	101,486,398	292,372	7,321,744	31,824	78,667,550	140,136	(6,076,974)
• Net realized gain (loss) on investments	508,881,069	640,679	10,467,331	19,604	323,450,432	215,811	34,030
• Net change in unrealized appreciation or depreciation on investments	162,601,887	278,631	(56,811,426)	(120,394)	113,633,791	141,494	(2,384)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	772,969,354	1,211,682	(39,022,351)	(68,966)	515,751,773	497,441	(6,045,328)
Change From Unit Transactions:
• Net unit transactions	(772,685,808)	1,713,075	29,862,887	45,098	(541,861,346)	541,291	(12,099,400)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(772,685,808)	1,713,075	29,862,887	45,098	(541,861,346)	541,291	(12,099,400)
TOTAL INCREASE (DECREASE) IN NET ASSETS	283,546	2,924,757	(9,159,464)	(23,868)	(26,109,573)	1,038,732	(18,144,728)
NET ASSETS AT DECEMBER 31, 2021	7,368,400,659	12,363,531	540,665,083	1,180,222	5,918,395,241	5,765,668	447,908,169
Changes From Operations:
• Net investment income (loss)	43,962,415	174,392	(7,162,643)	(6,465)	43,449,043	94,408	(793,567)
• Net realized gain (loss) on investments	513,265,820	711,232	(14,262,264)	(25,845)	375,533,590	289,937	(1,364)
• Net change in unrealized appreciation or depreciation on investments	(1,993,744,710)	(3,154,913)	(65,040,332)	(147,535)	(1,498,874,639)	(1,358,594)	1,870
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,436,516,475)	(2,269,289)	(86,465,239)	(179,845)	(1,079,892,006)	(974,249)	(793,061)
Change From Unit Transactions:
• Net unit transactions	(585,437,763)	(830,681)	(48,555,648)	180,040	(469,989,930)	(358,435)	172,139,508
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(585,437,763)	(830,681)	(48,555,648)	180,040	(469,989,930)	(358,435)	172,139,508
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,021,954,238)	(3,099,970)	(135,020,887)	195	(1,549,881,936)	(1,332,684)	171,346,447
NET ASSETS AT DECEMBER 31, 2022	$5,346,446,421	$9,263,561	$405,644,196	$1,180,417	$4,368,513,305	$4,432,984	$619,254,616

See accompanying notes.

	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Service Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$46,766,568	$465,847,007	$88,849	$209,825,256	$2,897,385	$15,427,096
Changes From Operations:
• Net investment income (loss)	(487,895)	(2,498,157)	343	6,519,222	193,442	67,627
• Net realized gain (loss) on investments	2,712	25,065,313	4,048	1,653,055	63,741	472,129
• Net change in unrealized appreciation or depreciation on investments	(111)	58,298,981	12,067	1,783,336	(17,664)	96,701
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(485,294)	80,866,137	16,458	9,955,613	239,519	636,457
Change From Unit Transactions:
• Net unit transactions	(9,301,224)	(64,841,971)	(8,759)	16,354,958	1,988,787	885,660
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,301,224)	(64,841,971)	(8,759)	16,354,958	1,988,787	885,660
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,786,518)	16,024,166	7,699	26,310,571	2,228,306	1,522,117
NET ASSETS AT DECEMBER 31, 2021	36,980,050	481,871,173	96,548	236,135,827	5,125,691	16,949,213
Changes From Operations:
• Net investment income (loss)	118,380	(455,879)	611	7,498,896	323,410	72,204
• Net realized gain (loss) on investments	(47)	46,155,677	9,335	(5,058,188)	(127,889)	336,709
• Net change in unrealized appreciation or depreciation on investments	82	(86,574,748)	(17,210)	(29,051,021)	(786,738)	(3,040,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	118,415	(40,874,950)	(7,264)	(26,610,313)	(591,217)	(2,631,516)
Change From Unit Transactions:
• Net unit transactions	10,502,855	(37,610,913)	(10,515)	(28,370,996)	1,231,784	3,424,267
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,502,855	(37,610,913)	(10,515)	(28,370,996)	1,231,784	3,424,267
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,621,270	(78,485,863)	(17,779)	(54,981,309)	640,567	792,751
NET ASSETS AT DECEMBER 31, 2022	$47,601,320	$403,385,310	$78,769	$181,154,518	$5,766,258	$17,741,964

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Service Class Subaccount	LVIP Loomis Sayles Global Growth Fund - Standard Class Subaccount	LVIP MFS International Equity Managed Volatility Fund - Service Class Subaccount	LVIP MFS International Growth Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$1,364,169	$581,070,036	$252,173	$2,751,041	$101,446	$594,262,836	$270,033,014
Changes From Operations:
• Net investment income (loss)	23,008	(5,095,829)	(75)	(29,127)	(1,390)	(4,407,579)	(2,672,147)
• Net realized gain (loss) on investments	14,471	42,228,281	34,110	329,778	5,171	10,259,231	27,548,008
• Net change in unrealized appreciation or depreciation on investments	31,677	107,167,575	32,933	(175,401)	(6,656)	56,217,403	891,993
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	69,156	144,300,027	66,968	125,250	(2,875)	62,069,055	25,767,854
Change From Unit Transactions:
• Net unit transactions	(151,957)	(108,197,714)	(78,174)	(278,048)	229,163	(5,399,114)	6,958,228
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(151,957)	(108,197,714)	(78,174)	(278,048)	229,163	(5,399,114)	6,958,228
TOTAL INCREASE (DECREASE) IN NET ASSETS	(82,801)	36,102,313	(11,206)	(152,798)	226,288	56,669,941	32,726,082
NET ASSETS AT DECEMBER 31, 2021	1,281,368	617,172,349	240,967	2,598,243	327,734	650,932,777	302,759,096
Changes From Operations:
• Net investment income (loss)	17,876	(2,493,175)	511	(18,999)	(668)	(3,214,136)	(1,443,683)
• Net realized gain (loss) on investments	32,268	83,019,706	31,596	15,337	(813)	3,656,936	21,332,452
• Net change in unrealized appreciation or depreciation on investments	(226,058)	(144,689,536)	(57,698)	(658,070)	(73,982)	(115,365,736)	(67,210,118)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(175,914)	(64,163,005)	(25,591)	(661,732)	(75,463)	(114,922,936)	(47,321,349)
Change From Unit Transactions:
• Net unit transactions	(4,274)	(63,005,949)	(59,753)	(384,809)	(83,611)	(2,275,496)	(6,739,708)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,274)	(63,005,949)	(59,753)	(384,809)	(83,611)	(2,275,496)	(6,739,708)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(180,188)	(127,168,954)	(85,344)	(1,046,541)	(159,074)	(117,198,432)	(54,061,057)
NET ASSETS AT DECEMBER 31, 2022	$1,101,180	$490,003,395	$155,623	$1,551,702	$168,660	$533,734,345	$248,698,039

See accompanying notes.

	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Service Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Service Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$1,985,958	$1,073,996,761	$4,268,316	$261,332,249	$9,037,128	$76,317,917
Changes From Operations:
• Net investment income (loss)	9,073	(1,474,478)	70,219	4,507,411	146,454	(32,140)
• Net realized gain (loss) on investments	172,077	103,722,556	202,212	1,809,309	98,707	2,707,770
• Net change in unrealized appreciation or depreciation on investments	54,226	141,184,559	1,023,144	17,736,930	607,027	8,515,687
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	235,376	243,432,637	1,295,575	24,053,650	852,188	11,191,317
Change From Unit Transactions:
• Net unit transactions	424,750	(97,759,892)	1,588,780	(25,245,004)	(1,416,178)	10,638,550
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	424,750	(97,759,892)	1,588,780	(25,245,004)	(1,416,178)	10,638,550
TOTAL INCREASE (DECREASE) IN NET ASSETS	660,126	145,672,745	2,884,355	(1,191,354)	(563,990)	21,829,867
NET ASSETS AT DECEMBER 31, 2021	2,646,084	1,219,669,506	7,152,671	260,140,895	8,473,138	98,147,784
Changes From Operations:
• Net investment income (loss)	16,806	3,180,785	110,793	2,666,383	89,319	(217,649)
• Net realized gain (loss) on investments	142,495	107,098,391	385,392	(2,627,897)	(49,165)	1,150,720
• Net change in unrealized appreciation or depreciation on investments	(530,597)	(201,754,535)	(929,032)	(30,234,053)	(1,038,719)	(19,819,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(371,296)	(91,475,359)	(432,847)	(30,195,567)	(998,565)	(18,886,125)
Change From Unit Transactions:
• Net unit transactions	(76,723)	(102,291,043)	710,927	(10,306,933)	(436,086)	(3,920,115)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(76,723)	(102,291,043)	710,927	(10,306,933)	(436,086)	(3,920,115)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(448,019)	(193,766,402)	278,080	(40,502,500)	(1,434,651)	(22,806,240)
NET ASSETS AT DECEMBER 31, 2022	$2,198,065	$1,025,903,104	$7,430,751	$219,638,395	$7,038,487	$75,341,544

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Service Class Subaccount	LVIP PIMCO Low Duration Bond Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Service Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Service Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$48,569	$667,640,520	$10,882,596	$970,687,072	$15,188,183	$88,140,708	$3,106,294
Changes From Operations:
• Net investment income (loss)	459	(552,761)	149,769	335,998	252,383	340,113	63,879
• Net realized gain (loss) on investments	(7,957)	(269,969)	(42,037)	7,432,071	62,686	3,233,250	51,520
• Net change in unrealized appreciation or depreciation on investments	5,015	(17,110,258)	(257,930)	(45,347,907)	(723,743)	361,511	61,782
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,483)	(17,932,988)	(150,198)	(37,579,838)	(408,674)	3,934,874	177,181
Change From Unit Transactions:
• Net unit transactions	9,908	112,335,114	1,310,693	37,049,419	3,335,425	(244,922)	1,901,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,908	112,335,114	1,310,693	37,049,419	3,335,425	(244,922)	1,901,373
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,425	94,402,126	1,160,495	(530,419)	2,926,751	3,689,952	2,078,554
NET ASSETS AT DECEMBER 31, 2021	55,994	762,042,646	12,043,091	970,156,653	18,114,934	91,830,660	5,184,848
Changes From Operations:
• Net investment income (loss)	562	3,459,007	214,650	1,828,732	256,339	715,705	97,328
• Net realized gain (loss) on investments	297	(12,239,179)	(201,021)	(14,274,875)	(493,115)	1,841,036	45,431
• Net change in unrealized appreciation or depreciation on investments	(11,142)	(41,736,739)	(714,057)	(128,477,822)	(2,268,832)	(17,138,479)	(958,619)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,283)	(50,516,911)	(700,428)	(140,923,965)	(2,505,608)	(14,581,738)	(815,860)
Change From Unit Transactions:
• Net unit transactions	—	31,101,383	1,352,215	(66,035,974)	(812,724)	(5,464,830)	127,546
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	31,101,383	1,352,215	(66,035,974)	(812,724)	(5,464,830)	127,546
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,283)	(19,415,528)	651,787	(206,959,939)	(3,318,332)	(20,046,568)	(688,314)
NET ASSETS AT DECEMBER 31, 2022	$45,711	$742,627,118	$12,694,878	$763,196,714	$14,796,602	$71,784,092	$4,496,534

See accompanying notes.

	LVIP SSGA Conservative Structured Allocation Fund - Service Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Service Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$152,778,106	$888,686	$134,981,414	$1,007,902	$159,856,644	$3,694,147
Changes From Operations:
• Net investment income (loss)	3,019,272	47,473	3,381,031	39,981	5,780,149	250,560
• Net realized gain (loss) on investments	4,018,291	10,382	1,990,557	21,004	878,836	60,116
• Net change in unrealized appreciation or depreciation on investments	1,275,981	12,105	9,248,743	48,828	4,376,764	(14,544)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,313,544	69,960	14,620,331	109,813	11,035,749	296,132
Change From Unit Transactions:
• Net unit transactions	(8,122,070)	451,010	(13,431,192)	(61,953)	(16,643,526)	959,917
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,122,070)	451,010	(13,431,192)	(61,953)	(16,643,526)	959,917
TOTAL INCREASE (DECREASE) IN NET ASSETS	191,474	520,970	1,189,139	47,860	(5,607,777)	1,256,049
NET ASSETS AT DECEMBER 31, 2021	152,969,580	1,409,656	136,170,553	1,055,762	154,248,867	4,950,196
Changes From Operations:
• Net investment income (loss)	2,589,951	42,809	7,045,635	84,073	10,824,467	420,281
• Net realized gain (loss) on investments	3,791,691	34,686	(970,539)	(27,703)	(4,085,616)	(144,625)
• Net change in unrealized appreciation or depreciation on investments	(28,371,473)	(270,400)	(17,331,705)	(164,629)	(26,458,583)	(834,313)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,989,831)	(192,905)	(11,256,609)	(108,259)	(19,719,732)	(558,657)
Change From Unit Transactions:
• Net unit transactions	(12,958,360)	6,899	(8,117,401)	245,018	(12,095,125)	(246,057)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,958,360)	6,899	(8,117,401)	245,018	(12,095,125)	(246,057)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,948,191)	(186,006)	(19,374,010)	136,759	(31,814,857)	(804,714)
NET ASSETS AT DECEMBER 31, 2022	$118,021,389	$1,223,650	$116,796,543	$1,192,521	$122,434,010	$4,145,482

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP SSGA Emerging Markets Equity Index Fund - Service Class Subaccount	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Service Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$8,291,937	$1,059,447	$723,636,877	$1,064,218	$291,692,201	$8,591,569	$340,513,878
Changes From Operations:
• Net investment income (loss)	170,770	44,224	22,634,647	132,398	2,205,768	239,104	1,327,021
• Net realized gain (loss) on investments	272,017	32,405	57,837,040	204,405	10,223,701	373,920	6,885,292
• Net change in unrealized appreciation or depreciation on investments	(1,356,261)	(204,600)	(7,187,444)	(141,047)	13,291,822	345,886	20,590,519
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(913,474)	(127,971)	73,284,243	195,756	25,721,291	958,910	28,802,832
Change From Unit Transactions:
• Net unit transactions	7,999,463	1,234,706	(73,329,510)	1,622,860	(13,298,365)	2,980,066	(30,049,978)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,999,463	1,234,706	(73,329,510)	1,622,860	(13,298,365)	2,980,066	(30,049,978)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,085,989	1,106,735	(45,267)	1,818,616	12,422,926	3,938,976	(1,247,146)
NET ASSETS AT DECEMBER 31, 2021	15,377,926	2,166,182	723,591,610	2,882,834	304,115,127	12,530,545	339,266,732
Changes From Operations:
• Net investment income (loss)	210,563	55,500	11,386,254	69,778	6,311,172	486,833	6,471,246
• Net realized gain (loss) on investments	(546,206)	(142,596)	7,399,547	(92,472)	3,574,109	(195,011)	274,626
• Net change in unrealized appreciation or depreciation on investments	(3,219,482)	(448,277)	(130,477,484)	(337,390)	(57,758,988)	(2,096,701)	(67,959,562)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,555,125)	(535,373)	(111,691,683)	(360,084)	(47,873,707)	(1,804,879)	(61,213,690)
Change From Unit Transactions:
• Net unit transactions	1,466,366	339,049	(57,906,043)	(540,444)	(17,189,800)	1,864,496	(8,543,631)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,466,366	339,049	(57,906,043)	(540,444)	(17,189,800)	1,864,496	(8,543,631)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,088,759)	(196,324)	(169,597,726)	(900,528)	(65,063,507)	59,617	(69,757,321)
NET ASSETS AT DECEMBER 31, 2022	$13,289,167	$1,969,858	$553,993,884	$1,982,306	$239,051,620	$12,590,162	$269,509,411
See accompanying notes.

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Service Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund - Service Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Service Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$81,422	$326,782,046	$5,983,837	$774,708,803	$121,479,345	$7,354,196
Changes From Operations:
• Net investment income (loss)	1,001	1,158,147	143,771	(2,839,123)	(748,453)	76,711
• Net realized gain (loss) on investments	3,384	62,799,500	1,393,397	112,245,808	9,785,529	785,978
• Net change in unrealized appreciation or depreciation on investments	2,363	27,365,513	350,839	84,294,429	18,666,715	1,068,963
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,748	91,323,160	1,888,007	193,701,114	27,703,791	1,931,652
Change From Unit Transactions:
• Net unit transactions	(5,209)	(44,089,792)	1,595,826	(74,327,693)	20,411,044	3,851,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,209)	(44,089,792)	1,595,826	(74,327,693)	20,411,044	3,851,967
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,539	47,233,368	3,483,833	119,373,421	48,114,835	5,783,619
NET ASSETS AT DECEMBER 31, 2021	82,961	374,015,414	9,467,670	894,082,224	169,594,180	13,137,815
Changes From Operations:
• Net investment income (loss)	2,020	2,907,241	181,754	(2,890,811)	(373,181)	122,400
• Net realized gain (loss) on investments	(415)	23,412,314	370,034	45,825,562	16,880,327	1,326,817
• Net change in unrealized appreciation or depreciation on investments	(16,222)	(68,462,682)	(1,512,156)	(204,290,841)	(41,378,356)	(3,355,449)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,617)	(42,143,127)	(960,368)	(161,356,090)	(24,871,210)	(1,906,232)
Change From Unit Transactions:
• Net unit transactions	(4,694)	(37,003,238)	(661,944)	(16,383,175)	(3,359,543)	1,555,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,694)	(37,003,238)	(661,944)	(16,383,175)	(3,359,543)	1,555,686
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,311)	(79,146,365)	(1,622,312)	(177,739,265)	(28,230,753)	(350,546)
NET ASSETS AT DECEMBER 31, 2022	$63,650	$294,869,049	$7,845,358	$716,342,959	$141,363,427	$12,787,269

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP SSGA Moderate Index Allocation Fund - Service Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Service Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$266,641,121	$4,383,674	$678,863,049	$1,351,763	$227,795,061	$4,476,658	$378,544,559
Changes From Operations:
• Net investment income (loss)	1,264,193	117,189	18,728,402	76,074	804,046	75,701	12,071,767
• Net realized gain (loss) on investments	9,381,265	90,095	23,548,904	28,787	9,233,750	116,354	14,215,116
• Net change in unrealized appreciation or depreciation on investments	11,789,441	307,428	24,634,931	34,508	11,319,057	289,836	16,417,305
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,434,899	514,712	66,912,237	139,369	21,356,853	481,891	42,704,188
Change From Unit Transactions:
• Net unit transactions	(95,206)	1,858,686	(65,756,776)	273,081	(516,065)	(203,949)	(36,377,778)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(95,206)	1,858,686	(65,756,776)	273,081	(516,065)	(203,949)	(36,377,778)
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,339,693	2,373,398	1,155,461	412,450	20,840,788	277,942	6,326,410
NET ASSETS AT DECEMBER 31, 2021	288,980,814	6,757,072	680,018,510	1,764,213	248,635,849	4,754,600	384,870,969
Changes From Operations:
• Net investment income (loss)	2,421,789	109,370	14,558,588	55,821	1,581,735	127,173	9,100,017
• Net realized gain (loss) on investments	9,003,481	22,692	25,880,066	23,252	7,701,163	83,358	13,836,296
• Net change in unrealized appreciation or depreciation on investments	(59,906,063)	(1,227,308)	(138,050,646)	(319,343)	(52,560,766)	(990,142)	(78,118,091)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(48,480,793)	(1,095,246)	(97,611,992)	(240,270)	(43,277,868)	(779,611)	(55,181,778)
Change From Unit Transactions:
• Net unit transactions	(12,598,740)	(975,276)	(60,520,496)	(230,667)	(6,731,187)	1,473,792	(32,677,714)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(12,598,740)	(975,276)	(60,520,496)	(230,667)	(6,731,187)	1,473,792	(32,677,714)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,079,533)	(2,070,522)	(158,132,488)	(470,937)	(50,009,055)	694,181	(87,859,492)
NET ASSETS AT DECEMBER 31, 2022	$227,901,281	$4,686,550	$521,886,022	$1,293,276	$198,626,794	$5,448,781	$297,011,477

See accompanying notes.

	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Nasdaq-100 Index Fund - Service Class Subaccount	LVIP SSGA Nasdaq-100 Index Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Service Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Short-Term Bond Index Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$2,475,931	$—	$—	$1,527,934,828	$87,912,941	$154,373,662
Changes From Operations:
• Net investment income (loss)	123,189	(24,673)	153	(8,019,345)	545,784	(1,042,069)
• Net realized gain (loss) on investments	61,198	330,429	14,705	141,251,309	6,884,111	863,677
• Net change in unrealized appreciation or depreciation on investments	127,823	323,596	41,422	259,367,417	17,014,609	(3,336,615)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	312,210	629,352	56,280	392,599,381	24,444,504	(3,515,007)
Change From Unit Transactions:
• Net unit transactions	1,812	8,783,222	460,392	(53,220,770)	9,609,588	17,871,223
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,812	8,783,222	460,392	(53,220,770)	9,609,588	17,871,223
TOTAL INCREASE (DECREASE) IN NET ASSETS	314,022	9,412,574	516,672	339,378,611	34,054,092	14,356,216
NET ASSETS AT DECEMBER 31, 2021	2,789,953	9,412,574	516,672	1,867,313,439	121,967,033	168,729,878
Changes From Operations:
• Net investment income (loss)	93,304	(67,012)	(584)	(3,938,037)	860,540	(240,980)
• Net realized gain (loss) on investments	64,375	(993,461)	(56,704)	215,250,025	12,900,924	(1,069,167)
• Net change in unrealized appreciation or depreciation on investments	(510,874)	(2,289,683)	(115,972)	(575,018,651)	(37,130,879)	(7,364,475)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(353,195)	(3,350,156)	(173,260)	(363,706,663)	(23,369,415)	(8,674,622)
Change From Unit Transactions:
• Net unit transactions	(328,237)	323,326	28,354	(30,992,522)	7,922,061	28,084,373
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(328,237)	323,326	28,354	(30,992,522)	7,922,061	28,084,373
TOTAL INCREASE (DECREASE) IN NET ASSETS	(681,432)	(3,026,830)	(144,906)	(394,699,185)	(15,447,354)	19,409,751
NET ASSETS AT DECEMBER 31, 2022	$2,108,521	$6,385,744	$371,766	$1,472,614,254	$106,519,679	$188,139,629

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP SSGA Short-Term Bond Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Service Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Service Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund - Service Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$5,930,586	$458,339,604	$13,407,917	$165,931,202	$7,149,118	$621,268,121	$59,258
Changes From Operations:
• Net investment income (loss)	28,724	(4,695,537)	51,642	1,157,488	167,121	5,554,386	971
• Net realized gain (loss) on investments	19,254	46,707,115	1,480,983	59,757,192	2,865,427	117,164,134	10,542
• Net change in unrealized appreciation or depreciation on investments	(105,587)	15,503,897	245,262	(10,981,755)	(784,360)	(35,888,302)	(2,929)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(57,609)	57,515,475	1,777,887	49,932,925	2,248,188	86,830,218	8,584
Change From Unit Transactions:
• Net unit transactions	373,863	(21,974,621)	2,248,241	(12,432,226)	1,219,315	(40,102,682)	(7,362)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	373,863	(21,974,621)	2,248,241	(12,432,226)	1,219,315	(40,102,682)	(7,362)
TOTAL INCREASE (DECREASE) IN NET ASSETS	316,254	35,540,854	4,026,128	37,500,699	3,467,503	46,727,536	1,222
NET ASSETS AT DECEMBER 31, 2021	6,246,840	493,880,458	17,434,045	203,431,901	10,616,621	667,995,657	60,480
Changes From Operations:
• Net investment income (loss)	77,600	(2,576,393)	108,176	2,937,841	269,271	(4,407,869)	1
• Net realized gain (loss) on investments	(94,263)	50,254,975	1,758,156	3,701,461	(65,867)	22,140,550	645
• Net change in unrealized appreciation or depreciation on investments	(263,570)	(157,590,024)	(5,631,848)	(34,244,829)	(1,489,424)	(151,689,991)	(12,296)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(280,233)	(109,911,442)	(3,765,516)	(27,605,527)	(1,286,020)	(133,957,310)	(11,650)
Change From Unit Transactions:
• Net unit transactions	1,950,617	(11,007,817)	2,122,172	(14,347,179)	(223,261)	2,176,589	(5,745)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,950,617	(11,007,817)	2,122,172	(14,347,179)	(223,261)	2,176,589	(5,745)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,670,384	(120,919,259)	(1,643,344)	(41,952,706)	(1,509,281)	(131,780,721)	(17,395)
NET ASSETS AT DECEMBER 31, 2022	$7,917,224	$372,961,199	$15,790,701	$161,479,195	$9,107,340	$536,214,936	$43,085

See accompanying notes.

	LVIP T. Rowe Price 2010 Fund - Service Class Subaccount	LVIP T. Rowe Price 2020 Fund - Service Class Subaccount	LVIP T. Rowe Price 2030 Fund - Service Class Subaccount	LVIP T. Rowe Price 2040 Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$5,066,575	$8,738,482	$4,233,552	$5,085,929	$421,366,135	$5,179,266
Changes From Operations:
• Net investment income (loss)	40,761	91,392	13,344	38,836	(6,680,508)	(26,996)
• Net realized gain (loss) on investments	132,450	414,381	151,836	166,424	72,593,592	844,362
• Net change in unrealized appreciation or depreciation on investments	144,296	169,471	306,470	526,973	9,553,588	336,225
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	317,507	675,244	471,650	732,233	75,466,672	1,153,591
Change From Unit Transactions:
• Net unit transactions	(580,908)	(508,880)	(126,286)	(245,931)	(31,797,604)	940,940
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(580,908)	(508,880)	(126,286)	(245,931)	(31,797,604)	940,940
TOTAL INCREASE (DECREASE) IN NET ASSETS	(263,401)	166,364	345,364	486,302	43,669,068	2,094,531
NET ASSETS AT DECEMBER 31, 2021	4,803,174	8,904,846	4,578,916	5,572,231	465,035,203	7,273,797
Changes From Operations:
• Net investment income (loss)	(26,161)	71,585	8,536	(9,435)	(4,797,832)	(22,902)
• Net realized gain (loss) on investments	(469,985)	559,844	237,711	290,495	58,640,255	712,784
• Net change in unrealized appreciation or depreciation on investments	(51,746)	(2,084,054)	(1,077,888)	(1,333,795)	(247,865,274)	(3,745,833)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(547,892)	(1,452,625)	(831,641)	(1,052,735)	(194,022,851)	(3,055,951)
Change From Unit Transactions:
• Net unit transactions	(4,255,282)	(741,211)	(108,302)	(240,617)	437,697	122,900
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,255,282)	(741,211)	(108,302)	(240,617)	437,697	122,900
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,803,174)	(2,193,836)	(939,943)	(1,293,352)	(193,585,154)	(2,933,051)
NET ASSETS AT DECEMBER 31, 2022	$—	$6,711,010	$3,638,973	$4,278,879	$271,450,049	$4,340,746

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Service Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Bond Allocation Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$352,552,658	$5,084,044	$129,743,309	$865,106	$1,680,865,371	$2,198,397	$851,083,977
Changes From Operations:
• Net investment income (loss)	(5,817,231)	(59,015)	1,713,167	25,373	24,071,954	73,232	(2,638,884)
• Net realized gain (loss) on investments	74,036,522	987,272	4,929,562	29,810	45,307,783	67,030	3,936,001
• Net change in unrealized appreciation or depreciation on investments	(25,597,665)	(383,447)	16,757,428	114,307	162,081,893	237,986	(28,464,317)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	42,621,626	544,810	23,400,157	169,490	231,461,630	378,248	(27,167,200)
Change From Unit Transactions:
• Net unit transactions	(4,958,759)	(1,025,921)	31,265,046	239,825	23,279,061	821,129	124,927,813
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,958,759)	(1,025,921)	31,265,046	239,825	23,279,061	821,129	124,927,813
TOTAL INCREASE (DECREASE) IN NET ASSETS	37,662,867	(481,111)	54,665,203	409,315	254,740,691	1,199,377	97,760,613
NET ASSETS AT DECEMBER 31, 2021	390,215,525	4,602,933	184,408,512	1,274,421	1,935,606,062	3,397,774	948,844,590
Changes From Operations:
• Net investment income (loss)	(4,777,001)	(45,037)	(439,806)	10,270	2,384,434	30,429	1,930,808
• Net realized gain (loss) on investments	37,328,415	459,464	3,840,112	12,399	82,587,611	137,071	9,292,381
• Net change in unrealized appreciation or depreciation on investments	(133,858,624)	(1,595,508)	(46,944,850)	(328,498)	(498,966,714)	(883,368)	(151,125,760)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(101,307,210)	(1,181,081)	(43,544,544)	(305,829)	(413,994,669)	(715,868)	(139,902,571)
Change From Unit Transactions:
• Net unit transactions	(3,738,896)	(11,006)	13,371,433	41,240	20,184,922	28,322	(25,446,992)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,738,896)	(11,006)	13,371,433	41,240	20,184,922	28,322	(25,446,992)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(105,046,106)	(1,192,087)	(30,173,111)	(264,589)	(393,809,747)	(687,546)	(165,349,563)
NET ASSETS AT DECEMBER 31, 2022	$285,169,419	$3,410,846	$154,235,401	$1,009,832	$1,541,796,315	$2,710,228	$783,495,027

See accompanying notes.

	LVIP Vanguard Bond Allocation Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Service Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$29,318,795	$356,405,000	$12,620,831	$240,447,642	$15,093,131	$512,853,327
Changes From Operations:
• Net investment income (loss)	399,384	(1,716,634)	129,831	3,140,203	541,672	(6,182,180)
• Net realized gain (loss) on investments	182,270	27,873,371	797,125	10,388,687	659,479	98,178,786
• Net change in unrealized appreciation or depreciation on investments	(1,205,825)	57,907,439	3,504,202	1,148,928	42,713	(16,752,979)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(624,171)	84,064,176	4,431,158	14,677,818	1,243,864	75,243,627
Change From Unit Transactions:
• Net unit transactions	15,216,014	3,475,113	5,974,297	30,262,616	8,063,408	(69,711,055)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	15,216,014	3,475,113	5,974,297	30,262,616	8,063,408	(69,711,055)
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,591,843	87,539,289	10,405,455	44,940,434	9,307,272	5,532,572
NET ASSETS AT DECEMBER 31, 2021	43,910,638	443,944,289	23,026,286	285,388,076	24,400,403	518,385,899
Changes From Operations:
• Net investment income (loss)	564,953	(1,493,299)	113,521	2,152,679	443,785	(4,590,823)
• Net realized gain (loss) on investments	197,695	16,965,245	384,548	8,332	(151,238)	74,671,497
• Net change in unrealized appreciation or depreciation on investments	(6,906,070)	(103,957,582)	(4,937,017)	(54,041,144)	(4,537,794)	(247,200,320)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,143,422)	(88,485,636)	(4,438,948)	(51,880,133)	(4,245,247)	(177,119,646)
Change From Unit Transactions:
• Net unit transactions	(542,519)	1,244,487	(252,195)	11,250,172	1,355,186	(3,153,785)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(542,519)	1,244,487	(252,195)	11,250,172	1,355,186	(3,153,785)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,685,941)	(87,241,149)	(4,691,143)	(40,629,961)	(2,890,061)	(180,273,431)
NET ASSETS AT DECEMBER 31, 2022	$37,224,697	$356,703,140	$18,335,143	$244,758,115	$21,510,342	$338,112,468

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington SMID Cap Value Fund - Service Class Subaccount	LVIP Wellington SMID Cap Value Fund - Standard Class Subaccount	LVIP Western Asset Core Bond Fund - Service Class Subaccount	LVIP Western Asset Core Bond Fund - Standard Class Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Growth Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$5,489,830	$126,307,186	$1,094,602	$377,085,529	$10,437,613	$6,464,207	$260,005,428
Changes From Operations:
• Net investment income (loss)	(25,416)	(1,801,793)	1,939	3,197,744	305,723	(80,147)	(3,880,074)
• Net realized gain (loss) on investments	802,218	14,150,862	136,912	7,440,388	302,783	1,194,640	57,639,963
• Net change in unrealized appreciation or depreciation on investments	228,865	19,697,075	197,077	(24,584,090)	(840,640)	291,378	354,953
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,005,667	32,046,144	335,928	(13,945,958)	(232,134)	1,405,871	54,114,842
Change From Unit Transactions:
• Net unit transactions	862,310	(7,824,298)	420,771	100,882,392	6,055,740	(418,895)	(25,335,248)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	862,310	(7,824,298)	420,771	100,882,392	6,055,740	(418,895)	(25,335,248)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,867,977	24,221,846	756,699	86,936,434	5,823,606	986,976	28,779,594
NET ASSETS AT DECEMBER 31, 2021	7,357,807	150,529,032	1,851,301	464,021,963	16,261,219	7,451,183	288,785,022
Changes From Operations:
• Net investment income (loss)	(18,286)	(1,279,035)	5,915	4,810,107	410,603	(62,080)	(3,038,337)
• Net realized gain (loss) on investments	466,559	18,956,939	187,368	(9,179,938)	(459,522)	651,212	27,251,595
• Net change in unrealized appreciation or depreciation on investments	(2,736,841)	(34,601,917)	(375,892)	(77,305,699)	(2,811,431)	(2,962,962)	(118,254,476)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,288,568)	(16,924,013)	(182,609)	(81,675,530)	(2,860,350)	(2,373,830)	(94,041,218)
Change From Unit Transactions:
• Net unit transactions	(1,365,284)	(9,103,139)	(133,431)	(15,501,097)	1,581,457	(565,504)	281,041
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,365,284)	(9,103,139)	(133,431)	(15,501,097)	1,581,457	(565,504)	281,041
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,653,852)	(26,027,152)	(316,040)	(97,176,627)	(1,278,893)	(2,939,334)	(93,760,177)
NET ASSETS AT DECEMBER 31, 2022	$3,703,955	$124,501,880	$1,535,261	$366,845,336	$14,982,326	$4,511,849	$195,024,845

See accompanying notes.

	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Total Return Series - Service Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT Utilities Series - Service Class Subaccount	MFS® VIT II Core Equity Portfolio - Service Class Subaccount	MFS® VIT II International Intrinsic Value Portfolio - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$5,934,363	$117,534,549	$6,100,493	$174,749,677	$3,321,776	$1,481,377
Changes From Operations:
• Net investment income (loss)	25,402	294,126	21,581	(39,670)	(49,688)	(1,020)
• Net realized gain (loss) on investments	377,787	8,153,901	330,488	11,837,851	723,272	93,956
• Net change in unrealized appreciation or depreciation on investments	337,413	6,231,647	352,158	8,250,472	22,782	73,192
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	740,602	14,679,674	704,227	20,048,653	696,366	166,128
Change From Unit Transactions:
• Net unit transactions	(167,567)	6,183,088	(530,676)	(15,024,377)	(1,764,536)	315,498
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(167,567)	6,183,088	(530,676)	(15,024,377)	(1,764,536)	315,498
TOTAL INCREASE (DECREASE) IN NET ASSETS	573,035	20,862,762	173,551	5,024,276	(1,068,170)	481,626
NET ASSETS AT DECEMBER 31, 2021	6,507,398	138,397,311	6,274,044	179,773,953	2,253,606	1,963,003
Changes From Operations:
• Net investment income (loss)	22,965	127,023	68,901	1,222,637	(28,588)	7,079
• Net realized gain (loss) on investments	501,571	10,842,736	447,672	13,929,237	220,591	50,404
• Net change in unrealized appreciation or depreciation on investments	(1,212,199)	(26,452,939)	(547,934)	(18,007,657)	(612,400)	(540,339)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(687,663)	(15,483,180)	(31,361)	(2,855,783)	(420,397)	(482,856)
Change From Unit Transactions:
• Net unit transactions	(593,642)	(1,186,246)	(910,420)	(8,874,855)	(217,153)	291,443
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(593,642)	(1,186,246)	(910,420)	(8,874,855)	(217,153)	291,443
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,281,305)	(16,669,426)	(941,781)	(11,730,638)	(637,550)	(191,413)
NET ASSETS AT DECEMBER 31, 2022	$5,226,093	$121,727,885	$5,332,263	$168,043,315	$1,616,056	$1,771,590

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	MFS® VIT II International Intrinsic Value Portfolio - Service Class Subaccount	Morgan Stanley VIF Global Infrastructure Portfolio - Class I Subaccount	Morgan Stanley VIF Global Infrastructure Portfolio - Class II Subaccount	Morgan Stanley VIF Growth Portfolio - Class II Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT All Asset Portfolio - Advisor Class Subaccount	PIMCO VIT All Asset Portfolio - Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$35,857,353	$422,932	$9,008,126	$4,417,089	$17,961,082	$4,165,896	$211,573
Changes From Operations:
• Net investment income (loss)	(375,811)	11,231	119,002	(38,802)	(219,254)	499,555	34,698
• Net realized gain (loss) on investments	2,391,303	20,794	372,025	1,822,984	991,371	89,641	588
• Net change in unrealized appreciation or depreciation on investments	1,556,172	37,140	584,837	(1,734,113)	4,386,286	71,446	7,174
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,571,664	69,165	1,075,864	50,069	5,158,403	660,642	42,460
Change From Unit Transactions:
• Net unit transactions	5,310,559	217,660	260,663	(966,675)	(3,515,536)	2,191,957	141,609
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,310,559	217,660	260,663	(966,675)	(3,515,536)	2,191,957	141,609
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,882,223	286,825	1,336,527	(916,606)	1,642,867	2,852,599	184,069
NET ASSETS AT DECEMBER 31, 2021	44,739,576	709,757	10,344,653	3,500,483	19,603,949	7,018,495	395,642
Changes From Operations:
• Net investment income (loss)	(187,704)	35,600	217,267	(21,830)	(191,064)	409,366	19,648
• Net realized gain (loss) on investments	1,585,050	72,142	590,394	674,107	3,008,372	387,036	22,835
• Net change in unrealized appreciation or depreciation on investments	(12,402,391)	(217,402)	(1,907,638)	(3,004,929)	(4,922,897)	(1,690,505)	(79,832)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,005,045)	(109,660)	(1,099,977)	(2,352,652)	(2,105,589)	(894,103)	(37,349)
Change From Unit Transactions:
• Net unit transactions	(1,211,746)	701,239	1,908,475	680,270	(2,429,750)	(388,396)	(105,021)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,211,746)	701,239	1,908,475	680,270	(2,429,750)	(388,396)	(105,021)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,216,791)	591,579	808,498	(1,672,382)	(4,535,339)	(1,282,499)	(142,370)
NET ASSETS AT DECEMBER 31, 2022	$32,522,785	$1,301,336	$11,153,151	$1,828,101	$15,068,610	$5,735,996	$253,272

See accompanying notes.

	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class Subaccount	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Advisor Class Subaccount	PIMCO VIT Dynamic Bond Portfolio - Institutional Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class Subaccount
NET ASSETS AT JANUARY 1, 2021	$10,306,257	$28,481	$4,195,628	$105,170	$2,913,307	$44,291
Changes From Operations:
• Net investment income (loss)	352,851	1,563	33,383	1,981	76,523	1,534
• Net realized gain (loss) on investments	(101,394)	6,355	92,656	2,987	20,823	990
• Net change in unrealized appreciation or depreciation on investments	3,035,153	3,022	(131,456)	(4,090)	(194,981)	(3,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,286,610	10,940	(5,417)	878	(97,635)	(612)
Change From Unit Transactions:
• Net unit transactions	574,143	(4,287)	347,898	4,127	(631,913)	(10,091)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	574,143	(4,287)	347,898	4,127	(631,913)	(10,091)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,860,753	6,653	342,481	5,005	(729,548)	(10,703)
NET ASSETS AT DECEMBER 31, 2021	14,167,010	35,134	4,538,109	110,175	2,183,759	33,588
Changes From Operations:
• Net investment income (loss)	3,892,816	14,090	52,148	2,367	56,215	1,490
• Net realized gain (loss) on investments	350,544	239	270,168	9,088	(65,912)	(5,595)
• Net change in unrealized appreciation or depreciation on investments	(3,499,343)	(14,344)	(644,402)	(18,952)	(326,533)	(3,050)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	744,017	(15)	(322,086)	(7,497)	(336,230)	(7,155)
Change From Unit Transactions:
• Net unit transactions	3,198,900	29,405	(797,933)	(6,030)	(368,502)	2,630
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,198,900	29,405	(797,933)	(6,030)	(368,502)	2,630
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,942,917	29,390	(1,120,019)	(13,527)	(704,732)	(4,525)
NET ASSETS AT DECEMBER 31, 2022	$18,109,927	$64,524	$3,418,090	$96,648	$1,479,027	$29,063

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Putnam VT George Putnam Balanced Fund - Class IA Subaccount	Putnam VT George Putnam Balanced Fund - Class IB Subaccount	Putnam VT Global Health Care Fund - Class IA Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Putnam VT Income Fund - Class IA Subaccount	Putnam VT Income Fund - Class IB Subaccount	Putnam VT Large Cap Value Fund - Class IA Subaccount
NET ASSETS AT JANUARY 1, 2021	$601,241	$88,904,612	$880,856	$19,125,984	$1,501,564	$9,746,142	$1,899,470
Changes From Operations:
• Net investment income (loss)	3,358	(750,414)	6,383	(21,266)	15,836	17,059	23,726
• Net realized gain (loss) on investments	81,742	7,390,837	140,194	2,241,472	54,856	366,805	241,940
• Net change in unrealized appreciation or depreciation on investments	15,822	4,233,153	26,705	1,269,908	(137,300)	(1,008,737)	504,380
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,922	10,873,576	173,282	3,490,114	(66,608)	(624,873)	770,046
Change From Unit Transactions:
• Net unit transactions	28,121	1,722,427	(82,063)	244,410	(39,834)	2,100,886	2,446,682
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	28,121	1,722,427	(82,063)	244,410	(39,834)	2,100,886	2,446,682
TOTAL INCREASE (DECREASE) IN NET ASSETS	129,043	12,596,003	91,219	3,734,524	(106,442)	1,476,013	3,216,728
NET ASSETS AT DECEMBER 31, 2021	730,284	101,500,615	972,075	22,860,508	1,395,122	11,222,155	5,116,198
Changes From Operations:
• Net investment income (loss)	3,271	(625,132)	4,181	(161,444)	69,666	458,282	45,568
• Net realized gain (loss) on investments	48,240	6,842,305	106,639	1,828,660	(157,962)	(442,171)	447,963
• Net change in unrealized appreciation or depreciation on investments	(171,085)	(23,820,650)	(123,119)	(3,148,658)	(79,792)	(1,705,199)	(574,077)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(119,574)	(17,603,477)	(12,299)	(1,481,442)	(168,088)	(1,689,088)	(80,546)
Change From Unit Transactions:
• Net unit transactions	668,738	(903,613)	59,325	522,383	(540,866)	26,170	3,762,168
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	668,738	(903,613)	59,325	522,383	(540,866)	26,170	3,762,168
TOTAL INCREASE (DECREASE) IN NET ASSETS	549,164	(18,507,090)	47,026	(959,059)	(708,954)	(1,662,918)	3,681,622
NET ASSETS AT DECEMBER 31, 2022	$1,279,448	$82,993,525	$1,019,101	$21,901,449	$686,168	$9,559,237	$8,797,820

See accompanying notes.

	Putnam VT Large Cap Value Fund - Class IB Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IA Subaccount	Putnam VT Multi-Asset Absolute Return Fund - Class IB Subaccount	Putnam VT Sustainable Future Fund - Class IB Subaccount	Putnam VT Sustainable Leaders Fund - Class IB Subaccount	Rational Trend Aggregation VA Fund Subaccount
NET ASSETS AT JANUARY 1, 2021	$24,008,442	$47,242	$2,533,438	$—	$—	$1,007,341
Changes From Operations:
• Net investment income (loss)	(325,136)	(286)	(24,839)	—	—	(2,375)
• Net realized gain (loss) on investments	2,755,649	(41)	(41,969)	—	—	113,973
• Net change in unrealized appreciation or depreciation on investments	7,090,279	1,746	62,476	—	—	10,034
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,520,792	1,419	(4,332)	—	—	121,632
Change From Unit Transactions:
• Net unit transactions	48,373,248	62,102	(80,419)	—	—	(1,128,973)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	48,373,248	62,102	(80,419)	—	—	(1,128,973)
TOTAL INCREASE (DECREASE) IN NET ASSETS	57,894,040	63,521	(84,751)	—	—	(1,007,341)
NET ASSETS AT DECEMBER 31, 2021	81,902,482	110,763	2,448,687	—	—	—
Changes From Operations:
• Net investment income (loss)	(162,146)	2,112	6,388	(106)	(2)	—
• Net realized gain (loss) on investments	7,225,311	(56)	(41,477)	64	57	—
• Net change in unrealized appreciation or depreciation on investments	(10,490,047)	(786)	20,308	(448)	(173)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,426,882)	1,270	(14,781)	(490)	(118)	—
Change From Unit Transactions:
• Net unit transactions	63,451,099	40,961	366,584	31,570	5,157	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	63,451,099	40,961	366,584	31,570	5,157	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	60,024,217	42,231	351,803	31,080	5,039	—
NET ASSETS AT DECEMBER 31, 2022	$141,926,699	$152,994	$2,800,490	$31,080	$5,039	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2021 and 2022

	Templeton Foreign VIP Fund - Class 1 Subaccount	Templeton Foreign VIP Fund - Class 4 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Global Bond VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 4 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2021	$106,688	$3,733,118	$3,270,158	$252,286,918	$25,360,725	$20,960,108
Changes From Operations:
• Net investment income (loss)	2,476	26,295	(12,377)	(3,960,825)	(279,658)	(125,900)
• Net realized gain (loss) on investments	2,825	41,096	(82,972)	(6,826,135)	(957,992)	(111,094)
• Net change in unrealized appreciation or depreciation on investments	(862)	51,984	(67,170)	(5,917,809)	(332,142)	908,577
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,439	119,375	(162,519)	(16,704,769)	(1,569,792)	671,583
Change From Unit Transactions:
• Net unit transactions	47,721	375,482	(38,951)	2,773,855	(1,012,558)	(2,397,233)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	47,721	375,482	(38,951)	2,773,855	(1,012,558)	(2,397,233)
TOTAL INCREASE (DECREASE) IN NET ASSETS	52,160	494,857	(201,470)	(13,930,914)	(2,582,350)	(1,725,650)
NET ASSETS AT DECEMBER 31, 2021	158,848	4,227,975	3,068,688	238,356,004	22,778,375	19,234,458
Changes From Operations:
• Net investment income (loss)	4,123	70,831	(12,281)	(3,274,910)	(224,799)	(252,610)
• Net realized gain (loss) on investments	(20,155)	(77,984)	(187,553)	(13,953,463)	(1,273,152)	(700,090)
• Net change in unrealized appreciation or depreciation on investments	(17,707)	(331,667)	(12,160)	2,610,496	82,074	(1,499,050)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(33,739)	(338,820)	(211,994)	(14,617,877)	(1,415,877)	(2,451,750)
Change From Unit Transactions:
• Net unit transactions	40,253	(80,585)	43,983	(36,175,482)	(4,082,735)	(2,385,682)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	40,253	(80,585)	43,983	(36,175,482)	(4,082,735)	(2,385,682)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,514	(419,405)	(168,011)	(50,793,359)	(5,498,612)	(4,837,432)
NET ASSETS AT DECEMBER 31, 2022	$165,362	$3,808,570	$2,900,677	$187,562,645	$17,279,763	$14,397,026

See accompanying notes.

	TOPS® Balanced ETF Portfolio - Service Class Shares Subaccount	TOPS® Moderate Growth ETF Portfolio - Service Class Shares Subaccount	VanEck VIP Global Resources Fund - Class S Shares Subaccount	VanEck VIP Global Resources Fund - Initial Class Shares Subaccount	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares Subaccount	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares Subaccount
NET ASSETS AT JANUARY 1, 2021	$—	$11,829,790	$5,421,681	$957,154	$16,229,446	$364,421
Changes From Operations:
• Net investment income (loss)	1,798	(106,689)	(76,412)	1,740	326,437	35,964
• Net realized gain (loss) on investments	(4)	170,405	1,320,424	368,351	99,830	10,050
• Net change in unrealized appreciation or depreciation on investments	3,498	1,191,899	257,503	(61,677)	(439,670)	(32,796)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,292	1,255,615	1,501,515	308,414	(13,403)	13,218
Change From Unit Transactions:
• Net unit transactions	377,565	(719,175)	(1,368,677)	(699,232)	465,336	918,109
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	377,565	(719,175)	(1,368,677)	(699,232)	465,336	918,109
TOTAL INCREASE (DECREASE) IN NET ASSETS	382,857	536,440	132,838	(390,818)	451,933	931,327
NET ASSETS AT DECEMBER 31, 2021	382,857	12,366,230	5,554,519	566,336	16,681,379	1,295,748
Changes From Operations:
• Net investment income (loss)	5,386	(43,665)	84,470	15,161	348,922	58,527
• Net realized gain (loss) on investments	7,572	233,104	534,782	24,922	(198,673)	(4,598)
• Net change in unrealized appreciation or depreciation on investments	(58,350)	(1,944,121)	(388,254)	(59,170)	(1,904,775)	(214,964)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(45,392)	(1,754,682)	230,998	(19,087)	(1,754,526)	(161,035)
Change From Unit Transactions:
• Net unit transactions	174,799	(751,656)	5,438,838	272,640	(59,973)	505,339
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	174,799	(751,656)	5,438,838	272,640	(59,973)	505,339
TOTAL INCREASE (DECREASE) IN NET ASSETS	129,407	(2,506,338)	5,669,836	253,553	(1,814,499)	344,304
NET ASSETS AT DECEMBER 31, 2022	$512,264	$9,859,892	$11,224,355	$819,889	$14,866,880	$1,640,052

Lincoln Life Variable Annuity Account N

Notes to financial statements

December 31, 2022

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifty products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus Advisory
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln ChoicePlus Assurance A Class
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Bonus
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2	• Lincoln ChoicePlus Design 3
• Lincoln ChoicePlus Fusion
• Lincoln ChoicePlus Rollover
• Lincoln ChoicePlus Select B-Share
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln Core Income
• Lincoln InvestmentSolutions
• Lincoln InvestmentSolutions RIA
• Lincoln Investor Advantage Advisory
• Lincoln Investor Advantage Advisory Choice
• Lincoln Investor Advantage B-Share
• Lincoln Investor Advantage C-Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA
• Lincoln Investor Advantage RIA Class
• Lincoln Investor Advantage Pro Advisory
• Lincoln Investor Advantage Pro Advisory Choice
• Lincoln Investor Advantage Pro B-Share
• Lincoln Investor Advantage Pro C-Share
• Lincoln Level Advantage Access B Share
• Lincoln Level Advantage Advisory	• Lincoln Level Advantage Advisory Class
• Lincoln Level Advantage B Class
• Lincoln Level Advantage B Share
• Lincoln Level Advantage Design Advisory
• Lincoln Level Advantage Design B Share
• Lincoln Level Advantage Select B Share

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred forty-three available mutual funds(the Funds) of thirty-one open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco Oppenheimer V.I. International Growth Fund - Series I Shares

Invesco Oppenheimer V.I. International Growth Fund - Series II Shares

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. American Franchise Fund - Series II Shares

Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares

Invesco V.I. Comstock Fund - Series I Shares

Invesco V.I. Comstock Fund - Series II Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series II Shares

Invesco V.I. Diversified Dividend Fund - Series I Shares

Invesco V.I. Diversified Dividend Fund - Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares

Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares

Invesco V.I. Equity and Income Fund - Series I Shares

Invesco V.I. Equity and Income Fund - Series II Shares

Invesco V.I. EQV International Equity Fund - Series I Shares

Invesco V.I. EQV International Equity Fund - Series II Shares

Invesco V.I. Global Fund - Series II Shares

Invesco V.I. Main Street Small Cap Fund® - Series I Shares

Invesco V.I. Main Street Small Cap Fund® - Series II Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Growth and Income Portfolio - Class A**

AB VPS Growth and Income Portfolio - Class B**

AB VPS International Value Portfolio - Class A**

AB VPS International Value Portfolio - Class B**

AB VPS Large Cap Growth Portfolio - Class B

AB VPS Small/Mid Cap Value Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class B

AB VPS Sustainable Global Thematic Portfolio - Class A**

AB VPS Sustainable Global Thematic Portfolio - Class B

ALPS Variable Investment Trust:

ALPS/Alerian Energy Infrastructure Portfolio - Class I

ALPS/Alerian Energy Infrastructure Portfolio - Class III

ALPS/Red Rocks Global Opportunity Portfolio - Class I

ALPS/Red Rocks Global Opportunity Portfolio - Class III

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Balanced Fund - Class II

American Century VP Inflation Protection Fund - Class I**

American Century VP Inflation Protection Fund - Class II

American Century VP Large Company Value Fund - Class I

American Century VP Large Company Value Fund - Class II

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 1

American Funds Asset Allocation Fund - Class 1A

American Funds Asset Allocation Fund - Class 4

American Funds Capital Income Builder® - Class 1

American Funds Capital Income Builder® - Class 1A

American Funds Capital Income Builder® - Class 4

American Funds Capital World Bond Fund - Class 1

American Funds Capital World Bond Fund - Class 1A

American Funds Capital World Growth and Income Fund - Class 1

American Funds Capital World Growth and Income Fund - Class 1A

American Funds Global Balanced Fund - Class 1

American Funds Global Balanced Fund - Class 1A

American Funds Global Growth Fund - Class 1

American Funds Global Growth Fund - Class 1A

American Funds Global Growth Fund - Class 2

American Funds Global Growth Fund - Class 4

American Funds Global Small Capitalization Fund - Class 1

American Funds Global Small Capitalization Fund - Class 1A

American Funds Global Small Capitalization Fund - Class 2

American Funds Global Small Capitalization Fund - Class 4

American Funds Growth Fund - Class 1

American Funds Growth Fund - Class 1A

American Funds Growth Fund - Class 2

American Funds Growth Fund - Class 4

American Funds Growth-Income Fund - Class 1

American Funds Growth-Income Fund - Class 1A

American Funds Growth-Income Fund - Class 2

American Funds Growth-Income Fund - Class 4

American Funds High-Income Trust - Class 1

American Funds High-Income Trust - Class 1A

American Funds International Fund - Class 1

American Funds International Fund - Class 1A

American Funds International Fund - Class 2

American Funds International Fund - Class 4

American Funds International Growth and Income Fund - Class 1

American Funds International Growth and Income Fund - Class 1A

American Funds Managed Risk Asset Allocation Fund - Class P1

American Funds Managed Risk Asset Allocation Fund - Class P2

American Funds Managed Risk Growth Fund - Class P1

American Funds Managed Risk Growth-Income Fund - Class P1

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Managed Risk International Fund - Class P1

American Funds Managed Risk Washington Mutual Investors Fund - Class P1

American Funds Mortgage Fund - Class 1

American Funds Mortgage Fund - Class 1A

American Funds Mortgage Fund - Class 4

American Funds New World Fund® - Class 1

American Funds New World Fund® - Class 1A

American Funds New World Fund® - Class 4

American Funds The Bond Fund of America - Class 1

American Funds The Bond Fund of America - Class 1A

American Funds U.S. Government Securities Fund - Class 1

American Funds U.S. Government Securities Fund - Class 1A

American Funds U.S. Government Securities Fund - Class 4**

American Funds Washington Mutual Investors Fund - Class 1

American Funds Washington Mutual Investors Fund - Class 1A

American Funds Washington Mutual Investors Fund - Class 4

Columbia Funds Variable Insurance Trust:

Columbia VP Strategic Income Fund - Class 1

Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Insurance Trust II:

Columbia VP Commodity Strategy Fund - Class 1

Columbia VP Commodity Strategy Fund - Class 2

Columbia VP Emerging Markets Bond Fund - Class 1

Columbia VP Emerging Markets Bond Fund - Class 2

Delaware VIP® Trust:

Delaware Ivy VIP Asset Strategy Portfolio - Class I

Delaware Ivy VIP Asset Strategy Portfolio - Class II

Delaware Ivy VIP Energy Portfolio - Class I

Delaware Ivy VIP Energy Portfolio - Class II

Delaware Ivy VIP High Income Portfolio - Class I

Delaware Ivy VIP High Income Portfolio - Class II

Delaware Ivy VIP Mid Cap Growth Portfolio - Class I

Delaware Ivy VIP Mid Cap Growth Portfolio - Class II

Delaware Ivy VIP Science and Technology Portfolio - Class I

Delaware Ivy VIP Science and Technology Portfolio - Class II

Delaware Ivy VIP Small Cap Growth Portfolio - Class I

Delaware Ivy VIP Small Cap Growth Portfolio - Class II

Delaware VIP® Emerging Markets Series - Service Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® International Series - Standard Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Equity 500 Index VIP Portfolio - Class B**

DWS Small Cap Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class B**

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

DWS Alternative Asset Allocation VIP Portfolio - Class B

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - ADV Class

Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:

Fidelity® VIP Balanced Portfolio - Initial Class

Fidelity® VIP Balanced Portfolio - Service Class 2

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class**

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP FundsManager® 50% Portfolio - Investor Class

Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Service Class**

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class**

Fidelity® VIP Overseas Portfolio - Service Class**

Fidelity® VIP Overseas Portfolio - Service Class 2**

Fidelity® VIP Strategic Income Portfolio - Initial Class

Fidelity® VIP Strategic Income Portfolio - Service Class 2

First Trust Variable Insurance Trust:

First Trust Capital Strength Portfolio - Class I

First Trust Capital Strength Portfolio - Class II

First Trust Dorsey Wright Tactical Core Portfolio - Class I

First Trust Dorsey Wright Tactical Core Portfolio - Class II

First Trust International Developed Capital Strength Portfolio - Class I

First Trust International Developed Capital Strength Portfolio - Class II

First Trust Multi Income Allocation Portfolio - Class I

First Trust Multi Income Allocation Portfolio - Class II

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Templeton Variable Insurance Products Trust:

Franklin Allocation VIP Fund - Class 1**

Franklin Allocation VIP Fund - Class 4

Franklin Income VIP Fund - Class 1

Franklin Income VIP Fund - Class 2

Franklin Income VIP Fund - Class 4

Franklin Multi-Asset Variable Conservative Growth - Class I

Franklin Multi-Asset Variable Conservative Growth - Class II

Franklin Mutual Shares VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 4

Franklin Rising Dividends VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 4

Franklin Small Cap Value VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 4

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 2**

Franklin Small-Mid Cap Growth VIP Fund - Class 4

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 4

Templeton Global Bond VIP Fund - Class 1

Templeton Global Bond VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 4

Templeton Growth VIP Fund - Class 1**

Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Government Money Market Fund - Institutional Shares

Goldman Sachs VIT Government Money Market Fund - Service Shares

Goldman Sachs VIT Large Cap Value Fund - Service Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund - Class IA

Hartford Capital Appreciation HLS Fund - Class IC

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 1

JPMorgan Insurance Trust Core Bond Portfolio - Class 2

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1**

JPMorgan Insurance Trust Global Allocation Portfolio - Class 2

JPMorgan Insurance Trust Income Builder Portfolio - Class 1

JPMorgan Insurance Trust Income Builder Portfolio - Class 2

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I

ClearBridge Variable Aggressive Growth Portfolio - Class II

ClearBridge Variable Large Cap Growth Portfolio - Class I

ClearBridge Variable Large Cap Growth Portfolio - Class II

ClearBridge Variable Mid Cap Portfolio - Class I

ClearBridge Variable Mid Cap Portfolio - Class II

Lincoln Variable Insurance Products Trust*:

Lincoln Nasdaq-100 Buffer Fund Dec - Service Class

Lincoln Nasdaq-100 Buffer Fund Jun - Service Class

Lincoln Nasdaq-100 Buffer Fund Mar - Service Class

Lincoln Nasdaq-100 Buffer Fund Sep - Service Class

Lincoln S&P 500 Buffer Fund Aug - Service Class

Lincoln S&P 500 Buffer Fund Feb - Service Class

Lincoln S&P 500 Buffer Fund May - Service Class

Lincoln S&P 500 Buffer Fund Nov - Service Class

Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class

Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class

Lincoln S&P 500 Ultra Buffer Fund May - Service Class

Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class

LVIP American Balanced Allocation Fund - Service Class

LVIP American Balanced Allocation Fund - Standard Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class

LVIP American Century Select Mid Cap Managed Volatility Fund - Standard Class**

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class

LVIP American Global Growth Allocation Managed Risk Fund - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class

LVIP American Global Growth Fund - Service Class II

LVIP American Global Small Capitalization Fund - Service Class II

LVIP American Growth Allocation Fund - Service Class

LVIP American Growth Allocation Fund - Standard Class

LVIP American Growth Fund - Service Class II

LVIP American Growth-Income Fund - Service Class II

LVIP American Income Allocation Fund - Standard Class

LVIP American International Fund - Service Class II

LVIP American Preservation Fund - Service Class

LVIP American Preservation Fund - Standard Class

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Allocation Fund - Service Class

LVIP BlackRock Global Allocation Fund - Standard Class

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP BlackRock Global Real Estate Fund - Service Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Service Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Service Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Channing Small Cap Value Fund - Service Class

LVIP Channing Small Cap Value Fund - Standard Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Service Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Diversified Income Fund - Service Class

LVIP Delaware Diversified Income Fund - Standard Class

LVIP Delaware High Yield Fund - Service Class

LVIP Delaware High Yield Fund - Standard Class

LVIP Delaware Limited-Term Diversified Income Fund - Service Class

LVIP Delaware Limited-Term Diversified Income Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Service Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware REIT Fund - Service Class

LVIP Delaware REIT Fund - Standard Class

LVIP Delaware SMID Cap Core Fund - Service Class

LVIP Delaware SMID Cap Core Fund - Standard Class

LVIP Delaware Social Awareness Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware U.S. Growth Fund - Service Class

LVIP Delaware U.S. Growth Fund - Standard Class

LVIP Delaware Value Fund - Service Class

LVIP Delaware Value Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Service Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Service Class

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Service Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Service Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Service Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Service Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Service Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Service Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Service Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

LVIP JPMorgan High Yield Fund - Service Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Service Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Loomis Sayles Global Growth Fund - Service Class

LVIP Loomis Sayles Global Growth Fund - Standard Class

LVIP MFS International Equity Managed Volatility Fund - Service Class

LVIP MFS International Equity Managed Volatility Fund - Standard Class**

LVIP MFS International Growth Fund - Service Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Service Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Service Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP PIMCO Low Duration Bond Fund - Service Class

LVIP PIMCO Low Duration Bond Fund - Standard Class

LVIP SSGA Bond Index Fund - Service Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Service Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Service Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Service Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Service Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Emerging Markets Equity Index Fund - Service Class

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Service Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Service Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Large Cap Managed Volatility Fund - Service Class

LVIP SSGA Large Cap Managed Volatility Fund - Standard Class**

LVIP SSGA Mid-Cap Index Fund - Service Class

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Service Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Service Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA Nasdaq-100 Index Fund - Service Class

LVIP SSGA Nasdaq-100 Index Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Service Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Service Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Service Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Service Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class

LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Service Class

LVIP T. Rowe Price 2020 Fund - Standard Class**

LVIP T. Rowe Price 2030 Fund - Service Class

LVIP T. Rowe Price 2030 Fund - Standard Class**

LVIP T. Rowe Price 2040 Fund - Service Class

LVIP T. Rowe Price 2040 Fund - Standard Class**

LVIP T. Rowe Price Growth Stock Fund - Service Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Bond Allocation Fund - Service Class

LVIP Vanguard Bond Allocation Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Service Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Service Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Service Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington SMID Cap Value Fund - Service Class

LVIP Wellington SMID Cap Value Fund - Standard Class

LVIP Western Asset Core Bond Fund - Service Class

LVIP Western Asset Core Bond Fund - Standard Class

Lord Abbett Series Fund, Inc.:

Lord Abbett Series Fund Bond Debenture Portfolio - Class VC

Lord Abbett Series Fund Developing Growth Portfolio - Class VC

Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC

Lord Abbett Series Fund Short Duration Income Portfolio - Class VC

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Growth Series - Service Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Total Return Series - Service Class

MFS® VIT Utilities Series - Initial Class

MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Service Class

MFS® VIT II International Intrinsic Value Portfolio - Initial Class

MFS® VIT II International Intrinsic Value Portfolio - Service Class

Morgan Stanley Variable Insurance Fund, Inc. (VIF):

Morgan Stanley VIF Global Infrastructure Portfolio - Class I

Morgan Stanley VIF Global Infrastructure Portfolio - Class II

Morgan Stanley VIF Growth Portfolio - Class II

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class**

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Service Class Shares

TOPS® Moderate Growth ETF Portfolio - Service Class Shares

PIMCO Variable Insurance Trust:

PIMCO VIT All Asset Portfolio - Advisor Class

PIMCO VIT All Asset Portfolio - Institutional Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class

PIMCO VIT Dynamic Bond Portfolio - Advisor Class

PIMCO VIT Dynamic Bond Portfolio - Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class

Putnam Variable Trust:

Putnam VT George Putnam Balanced Fund - Class IA

Putnam VT George Putnam Balanced Fund - Class IB

Putnam VT Global Health Care Fund - Class IA

Putnam VT Global Health Care Fund - Class IB

Putnam VT Income Fund - Class IA

Putnam VT Income Fund - Class IB

Putnam VT Large Cap Value Fund - Class IA

Putnam VT Large Cap Value Fund - Class IB

Putnam VT Multi-Asset Absolute Return Fund - Class IA

Putnam VT Multi-Asset Absolute Return Fund - Class IB

Putnam VT Sustainable Future Fund - Class IB

Putnam VT Sustainable Leaders Fund - Class IB

Rydex Variable Trust:

Guggenheim VT Long Short Equity

Guggenheim VT Multi-Hedge Strategies

VanEck VIP Trust:

VanEck VIP Global Resources Fund - Class S Shares

VanEck VIP Global Resources Fund - Initial Class Shares

Virtus Variable Insurance Trust:

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2022

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2022. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.

Investment Fund Changes: During 2021, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2021, the 2021 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2021:

Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	Lincoln S&P 500 Ultra Buffer Fund May - Service Class
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class
Lincoln S&P 500 Buffer Fund Aug - Service Class	LVIP SSGA Nasdaq-100 Index Fund - Service Class
Lincoln S&P 500 Buffer Fund May - Service Class	LVIP SSGA Nasdaq-100 Index Fund - Standard Class
Lincoln S&P 500 Buffer Fund Nov - Service Class

Also during 2021, the following funds changed their names:

Previous Fund Name	New Fund Name
American Funds Global Growth and Income Fund - Class 1	American Funds Capital World Growth and Income Fund - Class 1
American Funds Global Growth and Income Fund - Class 1A	American Funds Capital World Growth and Income Fund - Class 1A
American Funds High-Income Bond Fund - Class 1	American Funds High-Income Trust - Class 1
American Funds High-Income Bond Fund - Class 1A	American Funds High-Income Trust - Class 1A
American Funds Managed Risk Blue Chip Income and Growth Fund - Class P1	American Funds Managed Risk Washington Mutual Investors Fund - Class P1
American Funds Bond Fund - Class 1	American Funds The Bond Fund of America - Class 1
American Funds Bond Fund - Class 1A	American Funds The Bond Fund of America - Class 1A
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	American Funds U.S. Government Securities Fund - Class 1
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1A	American Funds U.S. Government Securities Fund - Class 1A
American Funds U.S. Government/AAA-Rated Securities Fund - Class 4	American Funds U.S. Government Securities Fund - Class 4
American Funds Blue Chip Income and Growth Fund - Class 1	American Funds Washington Mutual Investors Fund - Class 1
American Funds Blue Chip Income and Growth Fund - Class 1A	American Funds Washington Mutual Investors Fund - Class 1A
American Funds Blue Chip Income and Growth Fund - Class 4	American Funds Washington Mutual Investors Fund - Class 4
Invesco Oppenheimer V.I. Global Fund - Series II Shares	Invesco V.I. Global Fund - Series II Shares
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares	Invesco V.I. Main Street Small Cap Fund® - Series I Shares
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series II Shares	Invesco V.I. Main Street Small Cap Fund® - Series II Shares
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional/Vanguard Total Bond Fund - Service Class	LVIP Vanguard Bond Allocation Fund - Service Class
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Wellington Mid-Cap Value Fund - Service Class	LVIP Wellington SMID Cap Value Fund - Service Class
LVIP Wellington Mid-Cap Value Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Standard Class
Putnam VT Equity Income Fund - Class IA	Putnam VT Large Cap Value Fund - Class IA
Putnam VT Equity Income Fund - Class IB	Putnam VT Large Cap Value Fund - Class IB
VanEck VIP Global Hard Assets Fund - Class S Shares	VanEck VIP Global Resources Fund - Class S Shares
VanEck VIP Global Hard Assets Fund - Initial Class Shares	VanEck VIP Global Resources Fund - Initial Class Shares

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2021, the Delaware VIP® Trust assumed the assets and liabilities of the Ivy Variable Insurance Portfolios. The following funds were affected:

Predecessor Fund	Fund
Ivy VIP Asset Strategy Portfolio - Class I	Delaware Ivy VIP Asset Strategy Portfolio - Class I
Ivy VIP Asset Strategy Portfolio - Class II	Delaware Ivy VIP Asset Strategy Portfolio - Class II
Ivy VIP Energy Portfolio - Class I	Delaware Ivy VIP Energy Portfolio - Class I
Ivy VIP Energy Portfolio - Class II	Delaware Ivy VIP Energy Portfolio - Class II
Ivy VIP High Income Portfolio - Class I	Delaware Ivy VIP High Income Portfolio - Class I
Ivy VIP High Income Portfolio - Class II	Delaware Ivy VIP High Income Portfolio - Class II
Ivy VIP Mid Cap Growth Portfolio - Class I	Delaware Ivy VIP Mid Cap Growth Portfolio - Class I
Ivy VIP Mid Cap Growth Portfolio - Class II	Delaware Ivy VIP Mid Cap Growth Portfolio - Class II
Ivy VIP Science and Technology Portfolio - Class I	Delaware Ivy VIP Science and Technology Portfolio - Class I
Ivy VIP Science and Technology Portfolio - Class II	Delaware Ivy VIP Science and Technology Portfolio - Class II
Ivy VIP Small Cap Growth Portfolio - Class I	Delaware Ivy VIP Small Cap Growth Portfolio - Class I
Ivy VIP Small Cap Growth Portfolio - Class II	Delaware Ivy VIP Small Cap Growth Portfolio - Class II

Also during 2021, the Franklin Templeton Variable Insurance Products Trust assumed the assets and liabilities of the Legg Mason Partners Variable Equity Trust. The following funds were affected:

Predecessor Fund	Fund
QS Variable Conservative Growth - Class I	Franklin Multi-Asset Variable Conservative Growth - Class I
QS Variable Conservative Growth - Class II	Franklin Multi-Asset Variable Conservative Growth - Class II

Also during 2021, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the Delaware VIP® Trust. The following funds were affected:

Predecessor Fund	Fund
Delaware VIP® Diversified Income Series - Service Class	LVIP Delaware Diversified Income Fund - Service Class
Delaware VIP® Diversified Income Series - Standard Class	LVIP Delaware Diversified Income Fund - Standard Class
Delaware VIP® High Yield Series - Service Class	LVIP Delaware High Yield Fund - Service Class
Delaware VIP® High Yield Series - Standard Class	LVIP Delaware High Yield Fund - Standard Class
Delaware VIP® Limited-Term Diversified Income Series - Service Class	LVIP Delaware Limited-Term Diversified Income Fund - Service Class
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
Delaware VIP® REIT Series - Service Class	LVIP Delaware REIT Fund - Service Class
Delaware VIP® REIT Series - Standard Class	LVIP Delaware REIT Fund - Standard Class
Delaware VIP® Smid Cap Core Series - Service Class	LVIP Delaware SMID Cap Core Fund - Service Class
Delaware VIP® Smid Cap Core Series - Standard Class	LVIP Delaware SMID Cap Core Fund - Standard Class
Delaware VIP® U.S. Growth Series - Service Class	LVIP Delaware U.S. Growth Fund - Service Class
Delaware VIP® U.S. Growth Series - Standard Class	LVIP Delaware U.S. Growth Fund - Standard Class
Delaware VIP® Value Series - Service Class	LVIP Delaware Value Fund - Service Class
Delaware VIP® Value Series - Standard Class	LVIP Delaware Value Fund - Standard Class

Also during 2021, the following fund ceased to be available as an investment option to Variable Account contract owners:

Rational Trend Aggregation VA Fund

During 2022, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2022, the 2022 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2022:

Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	LVIP Channing Small Cap Value Fund - Service Class
Lincoln S&P 500 Buffer Fund Feb - Service Class	LVIP Channing Small Cap Value Fund - Standard Class
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	Putnam VT Sustainable Future Fund - Class IB
LVIP BlackRock Global Allocation Fund - Service Class	Putnam VT Sustainable Leaders Fund - Class IB
LVIP BlackRock Global Allocation Fund - Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2022, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Global Thematic Growth Portfolio - Class A	AB VPS Sustainable Global Thematic Portfolio - Class A
AB VPS Global Thematic Growth Portfolio - Class B	AB VPS Sustainable Global Thematic Portfolio - Class B
Invesco V.I. International Growth Fund - Series I Shares	Invesco V.I. EQV International Equity Fund - Series I Shares
Invesco V.I. International Growth Fund - Series II Shares	Invesco V.I. EQV International Equity Fund - Series II Shares

Also during 2022, the following fund substitutions occurred:

Previous Fund Name	New Fund Name
BlackRock Global Allocation V.I. Fund - Class I	LVIP BlackRock Global Allocation Fund - Standard Class
BlackRock Global Allocation V.I. Fund - Class III	LVIP BlackRock Global Allocation Fund - Service Class

Also during 2022, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock Advantage Allocation Fund - Service Class	LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Advantage Allocation Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	LVIP BlackRock Global Allocation Fund - Service Class
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class
LVIP T. Rowe Price 2010 Fund - Service Class	LVIP JPMorgan Retirement Income Fund - Service Class
LVIP T. Rowe Price 2010 Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class

Also during 2022, the following funds ceased to be available as investment options to Variable Account contract owners:

Lincoln iShares® Fixed Income Allocation Fund - Standard Class	Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class
Lincoln iShares® Global Growth Allocation Fund - Standard Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the fifty contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis).

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Advisory at a daily rate of .0005479% to .0060274% (.20% to 2.20% on an annual basis).

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0075342% (.60% to 2.75% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis).

  For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0061644% (.20% to 2.25% on an annual basis).

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis).

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis).

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis).

•  Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0097260% (1.10% to 3.55% on an annual basis).

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0097260% (1.10% to 3.55% on an annual basis).

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis).

•  Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0082192% (1.00% to 3.00% on an annual basis).

•  Lincoln ChoicePlus Select B-Share at a daily rate of .0026027% to .0082192% (.95% to 3.00% on an annual basis).

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0098630% (1.40% to 3.60% on an annual basis).

•  Lincoln ChoicePlus II at a daily rate of .0035616% to .0086301% (1.30% to 3.15% on an annual basis).

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis).

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis).

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln Core Income at a daily rate of .0015068% to .0031506% (.55% to 1.15% on an annual basis).

•  Lincoln InvestmentSolutions at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis).

•  Lincoln InvestmentSolutions RIA at a daily rate of .0010959% to .0065753% (.40% to 2.40% on an annual basis).

•  Lincoln Investor Advantage Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis).

•  Lincoln Investor Advantage Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis).

•  Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (.25% to .80% on an annual basis).

•  Lincoln Investor Advantage RIA Class at a daily rate of .0009589% to .0020548% (.35% to .75% on an annual basis).

•  Lincoln Investor Advantage Pro Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis).

•  Lincoln Investor Advantage Pro Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis).

•  Lincoln Investor Advantage Pro B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage Pro C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis).

•  Lincoln Level Advantage Access B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis).

•  Lincoln Level Advantage Advisory Class at a daily rate of .0008219% (.30% on an annual basis).

•  Lincoln Level Advantage B Class at a daily rate of .0035616% (1.30% on an annual basis).

•  Lincoln Level Advantage B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Design Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis).

•  Lincoln Level Advantage Design B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

•  Lincoln Level Advantage Select B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2022 and 2021 were $510,139,711 and $497,683,175, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2022 and 2021, sales charges amounted to $72,243 and $206,776, respectively.

Surrender, contract and all other charges are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2022, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS International Value Portfolio - Class B
	2020		1.25%	1.25%	$8.51	$8.51	120	$1,018	0.96%	0.96%	1.60%
	2019		1.25%	1.25%	8.43	8.43	123	1,034	15.33%	15.33%	0.82%
	2018		1.25%	1.25%	7.30	7.30	125	916	-23.93%	-23.93%	1.14%
AB VPS Large Cap Growth Portfolio - Class B
	2022		1.30%	2.80%	20.81	51.11	330,778	8,013,832	-30.66%	-29.61%	0.00%
	2021		1.30%	2.80%	29.71	72.61	321,645	12,375,493	25.10%	26.99%	0.00%
	2020		1.30%	2.80%	23.51	57.18	377,027	11,755,837	31.42%	33.40%	0.00%
	2019		1.30%	2.80%	17.72	42.86	402,252	9,392,883	30.66%	32.63%	0.00%
	2018		1.30%	2.80%	13.42	32.32	469,902	8,454,833	-0.50%	1.00%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2022		0.35%	0.80%	15.06	16.43	34,066	539,687	-16.30%	-15.92%	1.09%
	2021		0.35%	0.80%	17.92	19.56	37,748	711,565	34.87%	35.47%	0.71%
	2020		0.35%	0.80%	13.23	14.44	68,698	935,945	2.55%	3.01%	1.19%
	2019		0.35%	0.80%	12.84	14.03	64,185	852,143	19.14%	19.68%	0.61%
	2018		0.35%	0.80%	10.73	11.73	57,086	636,204	-15.71%	-15.32%	0.41%
AB VPS Small/Mid Cap Value Portfolio - Class B
	2022		0.00%	3.30%	12.60	51.41	6,626,036	200,014,624	-18.55%	-15.82%	0.83%
	2021		0.00%	3.30%	15.47	61.93	6,908,052	260,686,099	31.21%	35.47%	0.60%
	2020		0.10%	3.30%	11.49	46.31	6,751,352	208,398,187	-0.29%	2.95%	0.82%
	2019		0.10%	3.30%	11.83	45.57	6,383,433	200,074,400	16.01%	19.78%	0.32%
	2018		0.10%	3.30%	10.29	38.54	6,488,398	173,964,293	-18.01%	-15.38%	0.23%
AB VPS Sustainable Global Thematic Portfolio - Class B
	2022		0.20%	3.15%	8.46	33.15	1,489,674	31,230,397	-29.43%	-27.31%	0.00%
	2021		0.20%	3.20%	11.82	46.37	1,538,172	45,145,814	18.72%	22.20%	0.00%
	2020		0.30%	3.20%	9.82	38.54	1,585,528	38,814,294	34.67%	38.67%	0.45%
	2019		0.30%	3.20%	7.19	28.22	1,703,174	30,561,980	25.72%	29.39%	0.15%
	2018		0.30%	3.20%	5.64	22.15	2,185,761	27,872,937	-12.82%	-10.25%	0.00%
ALPS/Alerian Energy Infrastructure Portfolio - Class I
	2022		0.35%	0.40%	10.57	12.88	141,500	1,806,738	17.37%	17.43%	5.11%
	2021		0.35%	0.40%	9.01	10.97	80,817	877,960	37.70%	37.77%	2.19%
	2020		0.35%	0.40%	6.54	7.96	92,335	728,968	-25.16%	-25.12%	4.42%
	2019		0.35%	0.40%	8.74	10.63	44,988	467,521	20.26%	20.32%	2.07%
	2018		0.35%	0.40%	7.27	8.83	39,507	342,445	-18.90%	-18.86%	1.90%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ALPS/Alerian Energy Infrastructure Portfolio - Class III
	2022		0.00%	1.65%	$9.18	$16.33	2,333,678	$26,304,411	15.40%	17.32%	4.21%
	2021		0.00%	1.65%	7.95	10.87	2,556,909	25,104,013	35.52%	37.63%	2.88%
	2020		0.10%	1.65%	5.87	7.90	1,400,938	9,809,663	-26.35%	-25.20%	7.01%
	2019		0.10%	1.65%	7.97	10.56	583,669	4,962,021	18.44%	20.29%	1.57%
	2018		0.10%	1.65%	6.73	8.78	604,625	4,262,403	-20.28%	-19.04%	1.76%
ALPS/Red Rocks Global Opportunity Portfolio - Class I
	2022		0.35%	0.80%	14.18	15.39	13,918	209,812	-29.25%	-28.93%	15.34%
	2021		0.35%	0.80%	20.04	21.65	10,796	227,781	23.49%	24.04%	4.64%
	2020		0.35%	0.80%	16.23	17.46	13,185	225,476	8.69%	9.19%	11.12%
	2019		0.35%	0.80%	14.93	15.99	10,534	163,800	39.22%	39.85%	0.00%
	2018		0.35%	0.80%	10.72	11.43	10,588	117,665	-12.92%	-12.52%	7.11%
ALPS/Red Rocks Global Opportunity Portfolio - Class III
	2022		0.00%	1.65%	10.50	15.10	825,736	10,459,261	-30.07%	-28.91%	11.85%
	2021		0.00%	1.65%	15.57	21.26	903,620	16,448,476	21.91%	23.81%	4.30%
	2020		0.10%	1.65%	12.74	17.17	927,691	13,889,927	7.46%	9.14%	11.26%
	2019		0.10%	1.65%	11.82	15.73	1,079,967	15,216,380	37.55%	39.70%	0.00%
	2018		0.10%	1.65%	10.27	11.26	978,824	10,118,893	-13.96%	-12.62%	5.67%
ALPS/Stadion Core ETF Portfolio - Class I
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.11%
	2018		0.40%	0.75%	11.28	11.28	25,539	281,972	-6.11%	-6.11%	0.56%
ALPS/Stadion Core ETF Portfolio - Class III
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.95%
	2018		0.10%	2.90%	9.59	11.34	1,378,731	13,855,847	-8.76%	-6.21%	0.53%
ALPS/Stadion Tactical Growth Portfolio - Class III
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.32%
	2018		0.10%	1.65%	10.50	11.47	449,844	4,799,165	-5.84%	-4.37%	0.17%
American Century VP Balanced Fund - Class I
	2022		0.35%	1.10%	13.46	13.91	38,180	524,315	-18.17%	-17.56%	1.21%
	2021		0.35%	1.10%	16.45	16.87	39,720	663,324	14.50%	15.37%	0.69%
	2020		0.35%	1.10%	14.37	14.63	41,430	601,320	11.30%	12.13%	1.39%
	2019		0.35%	1.10%	12.91	13.04	21,589	279,986	18.54%	19.43%	1.55%
	2018		0.35%	1.10%	10.92	10.92	19,435	211,885	-4.17%	-4.17%	1.57%
American Century VP Balanced Fund - Class II
	2022		0.00%	3.25%	9.18	14.35	9,263,192	120,754,943	-20.12%	-17.47%	0.97%
	2021		0.00%	3.25%	12.99	17.24	9,164,751	148,045,370	11.79%	15.36%	0.47%
	2020		0.10%	3.25%	13.21	15.01	8,888,857	126,659,194	8.68%	12.16%	0.97%
	2019		0.10%	3.25%	12.22	13.43	7,659,272	98,855,604	15.74%	19.27%	1.31%
	2018		0.10%	3.10%	10.56	11.31	6,237,374	68,545,174	-6.87%	-4.03%	1.23%
American Century VP Inflation Protection Fund - Class II
	2022		2.15%	2.15%	11.63	11.63	1,464	17,038	-14.93%	-14.93%	4.91%
	2021		2.15%	2.15%	13.68	13.68	1,588	21,716	4.01%	4.01%	3.07%
	2020		2.15%	2.15%	13.15	13.15	1,716	22,568	7.22%	7.22%	1.33%
	2019		2.15%	2.15%	12.26	12.26	1,850	22,685	6.59%	6.59%	2.33%
	2018		2.15%	2.15%	11.50	11.50	1,989	22,881	-4.89%	-4.89%	2.76%
American Century VP Large Company Value Fund - Class I
	2022		0.35%	2.05%	13.87	15.26	433,538	6,542,106	-2.29%	-0.61%	2.10%
	2021		0.35%	2.05%	14.19	15.35	362,241	5,500,649	19.24%	21.29%	1.46%
	2020		0.35%	2.05%	11.99	12.66	352,175	4,422,020	0.74%	2.26%	1.98%
	2019		0.35%	1.85%	11.90	12.38	243,136	2,996,408	25.14%	27.03%	2.19%
	2018		0.35%	1.85%	9.72	9.74	106,814	1,037,025	-8.50%	-8.36%	1.98%
American Century VP Large Company Value Fund - Class II
	2022		0.00%	3.00%	11.67	15.35	8,046,361	113,390,220	-3.40%	-0.46%	2.01%
	2021		0.00%	3.00%	13.49	15.43	4,762,204	68,518,831	17.94%	21.41%	1.31%
	2020		0.10%	3.00%	11.44	12.71	3,741,067	44,915,364	-0.54%	2.39%	1.61%
	2019		0.10%	3.10%	11.37	12.42	3,005,353	35,860,873	23.55%	27.18%	1.92%
	2018		0.10%	3.00%	9.31	9.76	1,512,106	14,387,793	-10.90%	-8.28%	1.81%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Asset Allocation Fund - Class 1
	2022		0.40%	1.95%	$17.16	$23.37	1,098,938	$21,372,184	-14.87%	-13.54%	2.15%
	2021		0.40%	1.95%	19.85	27.09	1,053,226	24,731,608	13.17%	14.94%	1.73%
	2020		0.40%	1.95%	17.27	23.61	1,119,622	23,122,488	10.54%	12.26%	1.92%
	2019		0.40%	1.95%	15.38	21.08	1,099,634	20,205,687	19.20%	21.06%	2.16%
	2018		0.40%	1.95%	12.71	17.44	1,126,689	17,154,823	-6.20%	-4.73%	1.88%
American Funds Asset Allocation Fund - Class 1A
	2022		0.35%	1.85%	13.31	14.56	1,839,067	26,532,150	-15.02%	-13.74%	2.14%
	2021		0.35%	1.85%	15.67	16.88	1,432,276	24,074,567	13.02%	14.73%	1.91%
	2020		0.35%	1.85%	13.86	14.72	989,334	14,485,246	10.37%	12.04%	1.83%
	2019		0.35%	1.85%	12.56	13.14	814,765	10,654,834	18.97%	20.77%	2.13%
	2018		0.35%	1.85%	10.79	10.88	632,290	6,856,689	-5.30%	-4.92%	1.98%
American Funds Asset Allocation Fund - Class 4
	2022		0.00%	1.65%	9.29	16.58	18,624,173	248,941,509	-15.08%	-13.66%	1.70%
	2021		0.00%	1.65%	12.51	19.26	17,644,983	282,327,497	12.96%	14.84%	1.45%
	2020		0.00%	1.65%	12.32	16.82	14,431,809	211,800,551	10.32%	12.05%	1.45%
	2019		0.10%	1.65%	11.14	15.04	14,427,833	197,384,725	18.95%	20.80%	1.86%
	2018		0.10%	1.65%	11.29	12.47	11,372,540	134,834,301	-6.39%	-4.93%	1.54%
American Funds Capital Income Builder® - Class 1
	2022		0.40%	0.90%	13.31	13.90	73,461	1,014,648	-7.73%	-7.27%	3.06%
	2021		0.40%	0.90%	14.42	14.98	74,402	1,109,466	14.28%	14.85%	2.97%
	2020		0.40%	0.90%	12.62	13.05	77,855	1,011,610	3.71%	4.23%	3.13%
	2019		0.40%	0.90%	12.17	12.52	89,180	1,113,033	17.10%	17.69%	3.16%
	2018		0.40%	0.90%	10.39	10.64	96,253	1,020,906	-7.61%	-7.14%	3.21%
American Funds Capital Income Builder® - Class 1A
	2022		0.35%	1.85%	12.23	13.38	707,096	9,393,227	-8.76%	-7.38%	2.83%
	2021		0.35%	1.85%	13.40	14.44	633,626	9,093,355	12.84%	14.55%	2.86%
	2020		0.35%	1.85%	12.24	12.61	487,347	6,114,017	3.24%	4.02%	2.93%
	2019		0.35%	1.10%	11.85	12.12	471,656	5,697,611	16.61%	17.48%	2.95%
	2018		0.35%	1.10%	10.25	10.32	259,735	2,675,912	-7.66%	-7.33%	2.92%
American Funds Capital Income Builder® - Class 4
	2022		0.00%	1.65%	9.99	13.66	4,338,420	52,269,332	-8.89%	-7.37%	2.56%
	2021		0.00%	1.65%	12.26	14.76	4,212,800	55,737,245	12.81%	14.68%	2.52%
	2020		0.00%	1.65%	11.12	12.88	3,891,761	45,738,644	2.41%	4.01%	2.62%
	2019		0.10%	1.65%	10.83	12.38	4,226,743	48,420,144	15.69%	17.50%	2.67%
	2018		0.10%	1.65%	9.80	10.54	3,831,685	38,062,876	-8.77%	-7.34%	2.73%
American Funds Capital World Bond Fund - Class 1
	2022		0.60%	2.15%	8.19	9.80	251,610	2,389,808	-19.19%	-17.93%	0.30%
	2021		0.60%	2.15%	10.13	11.95	256,077	2,971,792	-6.75%	-5.30%	1.94%
	2020		0.60%	2.15%	10.86	12.61	245,126	3,011,504	7.83%	9.51%	1.42%
	2019		0.60%	2.15%	10.08	11.52	270,386	3,042,027	5.78%	7.43%	1.83%
	2018		0.60%	2.15%	9.53	10.72	269,938	2,831,460	-3.24%	-1.73%	2.36%
American Funds Capital World Bond Fund - Class 1A
	2022		0.40%	0.90%	9.28	9.56	140,596	1,333,647	-18.43%	-18.02%	0.22%
	2021		0.40%	0.90%	11.37	11.66	132,018	1,529,656	-5.73%	-5.26%	2.26%
	2020		0.40%	0.90%	12.07	12.26	56,389	690,555	8.90%	9.34%	1.38%
	2019		0.50%	0.90%	11.15	11.21	39,652	444,358	7.00%	7.22%	1.63%
	2018		0.50%	0.70%	10.46	10.46	37,325	390,245	-1.79%	-1.79%	2.85%
American Funds Capital World Growth and Income Fund - Class 1
	2022		0.60%	1.90%	18.85	21.92	63,157	1,335,132	-18.70%	-17.63%	2.60%
	2021		0.60%	1.90%	23.18	26.61	64,952	1,668,026	12.87%	14.34%	1.85%
	2020		0.60%	1.90%	20.54	23.28	68,263	1,536,873	6.98%	8.38%	1.49%
	2019		0.60%	1.90%	19.20	21.48	75,278	1,571,104	28.92%	30.60%	2.17%
	2018		0.60%	1.90%	14.89	16.44	81,409	1,303,938	-11.06%	-9.90%	1.90%
American Funds Capital World Growth and Income Fund - Class 1A
	2022		0.40%	0.70%	14.60	14.86	311,647	4,600,407	-17.87%	-17.62%	2.42%
	2021		0.40%	0.70%	17.77	18.04	318,236	5,712,399	13.91%	14.26%	2.27%
	2020		0.40%	0.70%	15.60	15.79	151,028	2,375,561	8.01%	8.34%	1.44%
	2019		0.40%	0.70%	14.45	14.53	130,018	1,889,440	30.13%	30.39%	2.30%
	2018		0.50%	0.70%	11.15	11.15	82,192	916,018	-10.07%	-10.07%	2.37%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Balanced Fund - Class 1
	2022		0.60%	1.90%	$14.95	$17.38	20,105	$345,175	-15.94%	-14.84%	0.00%
	2021		0.60%	1.90%	17.78	20.41	17,274	347,920	8.96%	10.38%	1.19%
	2020		0.60%	1.90%	18.41	18.49	44,432	815,403	9.82%	9.87%	1.39%
	2019		0.60%	0.65%	16.76	16.83	42,469	711,904	20.00%	20.06%	1.71%
	2018		0.60%	0.65%	13.97	14.02	37,117	518,492	-6.42%	-6.37%	1.54%
American Funds Global Balanced Fund - Class 1A
	2022		0.50%	1.85%	12.57	13.62	156,292	2,120,996	-16.13%	-14.99%	0.00%
	2021		0.50%	1.85%	14.98	16.02	208,680	3,335,106	8.80%	10.28%	1.10%
	2020		0.50%	1.85%	13.77	14.53	162,633	2,358,492	8.23%	9.70%	1.13%
	2019		0.50%	1.85%	13.01	13.25	171,664	2,270,504	19.22%	19.93%	1.29%
	2018		0.50%	1.10%	11.04	11.04	177,417	1,958,576	-6.50%	-6.50%	2.45%
American Funds Global Growth Fund - Class 1
	2022		0.40%	1.95%	19.69	40.32	51,302	1,342,486	-26.00%	-24.84%	0.77%
	2021		0.40%	1.95%	26.31	53.75	75,289	2,837,499	14.47%	16.26%	0.59%
	2020		0.40%	1.95%	22.72	46.33	78,530	2,517,988	28.26%	30.26%	0.58%
	2019		0.40%	1.95%	17.51	35.64	95,290	2,477,551	32.99%	35.07%	1.39%
	2018		0.40%	1.95%	13.02	26.44	98,245	1,947,426	-10.58%	-9.18%	0.92%
American Funds Global Growth Fund - Class 1A
	2022		0.35%	2.05%	16.07	17.79	732,861	12,866,548	-26.27%	-25.00%	0.70%
	2021		0.35%	2.05%	21.79	23.72	700,949	16,444,653	14.09%	16.04%	0.38%
	2020		0.35%	2.05%	19.10	20.44	515,212	10,430,259	27.84%	30.03%	0.37%
	2019		0.35%	2.05%	15.03	15.72	420,030	6,560,863	32.74%	34.74%	1.22%
	2018		0.35%	1.85%	11.63	11.67	393,739	4,575,458	-9.48%	-9.34%	0.88%
American Funds Global Growth Fund - Class 2
	2022		0.60%	3.45%	14.56	40.56	6,939,614	228,027,397	-27.29%	-25.19%	0.66%
	2021		0.60%	3.45%	20.03	54.60	7,145,108	331,592,236	12.47%	15.72%	0.33%
	2020		0.60%	3.45%	17.81	47.51	8,121,738	328,767,271	26.04%	29.69%	0.35%
	2019		0.60%	3.45%	14.13	36.89	9,402,590	296,684,633	30.69%	34.47%	1.08%
	2018		0.60%	3.45%	10.81	27.63	10,747,038	254,965,014	-12.13%	-9.63%	0.65%
American Funds Global Growth Fund - Class 4
	2022		0.00%	1.65%	7.79	19.69	6,283,728	93,630,152	-26.15%	-24.92%	0.44%
	2021		0.00%	1.65%	13.51	26.30	5,973,967	124,611,582	14.24%	16.14%	0.21%
	2020		0.00%	1.65%	14.67	22.71	4,705,276	89,354,404	28.04%	30.04%	0.15%
	2019		0.10%	1.65%	11.42	17.50	4,428,445	67,752,680	32.67%	34.74%	1.00%
	2018		0.10%	1.65%	10.03	13.01	3,751,451	44,520,431	-10.72%	-9.33%	0.56%
American Funds Global Small Capitalization Fund - Class 1
	2022		0.40%	1.85%	14.35	29.10	52,793	1,096,232	-30.67%	-29.65%	0.00%
	2021		0.40%	1.85%	20.48	41.46	55,839	1,645,115	5.02%	6.55%	0.00%
	2020		0.40%	1.85%	19.30	38.99	57,975	1,593,283	27.66%	29.53%	0.21%
	2019		0.40%	1.90%	14.96	30.16	63,858	1,426,291	29.36%	31.32%	0.39%
	2018		0.40%	1.90%	11.44	23.01	71,760	1,246,968	-11.99%	-10.66%	0.33%
American Funds Global Small Capitalization Fund - Class 1A
	2022		0.35%	0.90%	13.40	13.85	291,450	3,998,276	-30.18%	-29.79%	0.00%
	2021		0.35%	0.90%	19.19	19.72	253,575	4,963,838	5.77%	6.36%	0.00%
	2020		0.35%	0.90%	18.25	18.55	57,833	1,066,841	28.75%	29.27%	0.15%
	2019		0.35%	0.75%	14.17	14.35	39,157	560,250	30.58%	31.10%	0.23%
	2018		0.35%	0.75%	10.91	10.94	31,343	342,208	-11.00%	-10.87%	0.20%
American Funds Global Small Capitalization Fund - Class 2
	2022		0.60%	3.15%	13.10	43.53	11,538,030	263,830,432	-31.74%	-29.98%	0.00%
	2021		0.60%	3.15%	19.19	62.84	10,681,342	364,736,293	3.43%	6.11%	0.00%
	2020		0.60%	3.15%	18.55	59.98	12,394,754	400,773,897	25.70%	28.94%	0.17%
	2019		0.60%	3.15%	14.76	47.10	14,687,683	370,661,349	27.44%	30.73%	0.15%
	2018		0.60%	3.15%	11.58	36.48	16,962,993	329,926,725	-13.32%	-11.08%	0.08%
American Funds Global Small Capitalization Fund - Class 4
	2022		0.00%	1.65%	6.58	14.37	2,094,086	25,058,853	-30.84%	-29.69%	0.00%
	2021		0.00%	1.65%	13.32	20.48	1,968,659	34,450,040	4.68%	6.43%	0.00%
	2020		0.00%	1.65%	13.89	19.30	1,438,941	24,502,816	27.27%	29.26%	0.13%
	2019		0.10%	1.65%	10.88	14.96	1,468,651	19,936,374	29.10%	31.11%	0.01%
	2018		0.10%	1.65%	9.90	11.43	1,183,675	12,535,795	-12.27%	-10.89%	0.02%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund - Class 1
	2022		0.40%	2.25%	$22.58	$57.52	148,280	$6,155,475	-31.32%	-30.04%	0.57%
	2021		0.40%	2.25%	37.66	82.39	156,069	9,445,804	19.70%	21.81%	0.44%
	2020		0.40%	2.15%	31.04	67.77	197,631	9,634,841	49.22%	51.85%	0.55%
	2019		0.40%	2.15%	20.52	44.72	271,461	9,338,393	28.32%	30.59%	0.89%
	2018		0.40%	2.15%	15.78	34.31	349,324	9,570,818	-2.14%	-0.41%	0.67%
American Funds Growth Fund - Class 1A
	2022		0.35%	2.05%	18.82	20.84	1,889,684	38,976,277	-31.36%	-30.18%	0.43%
	2021		0.35%	2.05%	27.42	29.84	1,800,983	53,310,366	19.51%	21.56%	0.33%
	2020		0.35%	2.05%	23.13	24.55	1,141,537	27,810,972	49.29%	51.55%	0.43%
	2019		0.35%	1.85%	15.49	16.20	1,107,759	17,858,910	28.39%	30.33%	0.88%
	2018		0.35%	1.85%	12.07	12.43	791,356	9,802,175	-2.08%	-0.60%	0.77%
American Funds Growth Fund - Class 2
	2022		0.60%	3.45%	17.97	61.08	26,737,864	1,143,960,232	-32.32%	-30.36%	0.32%
	2021		0.60%	3.45%	26.56	88.81	26,676,493	1,768,484,011	17.86%	21.26%	0.21%
	2020		0.60%	3.45%	22.53	74.16	31,350,897	1,733,105,964	46.95%	51.17%	0.32%
	2019		0.60%	3.45%	15.33	49.67	38,306,738	1,416,333,512	26.35%	29.99%	0.73%
	2018		0.60%	3.45%	12.14	38.69	44,109,360	1,267,496,698	-3.63%	-0.84%	0.42%
American Funds Growth Fund - Class 4
	2022		0.00%	1.65%	7.68	26.24	19,362,900	336,311,901	-31.26%	-30.11%	0.11%
	2021		0.00%	1.65%	15.08	37.67	16,481,366	437,753,534	19.69%	21.68%	0.06%
	2020		0.00%	1.65%	17.56	31.05	12,416,995	296,951,326	49.23%	51.56%	0.20%
	2019		0.10%	1.65%	11.73	20.53	10,917,149	185,182,775	28.31%	30.31%	0.60%
	2018		0.10%	1.65%	10.95	15.78	8,748,859	124,321,986	-2.13%	-0.60%	0.27%
American Funds Growth-Income Fund - Class 1
	2022		0.40%	1.90%	21.42	45.22	75,870	2,557,467	-17.86%	-16.62%	1.51%
	2021		0.40%	1.90%	25.69	54.35	80,134	3,288,497	22.08%	23.92%	1.28%
	2020		0.40%	1.90%	20.73	43.94	99,943	3,474,571	11.67%	13.36%	1.42%
	2019		0.40%	1.90%	18.29	38.84	185,596	6,371,454	24.08%	25.95%	1.80%
	2018		0.40%	1.90%	14.52	30.90	215,892	5,971,590	-3.40%	-1.94%	1.59%
American Funds Growth-Income Fund - Class 1A
	2022		0.35%	2.05%	15.45	17.11	1,662,452	28,204,187	-18.18%	-16.78%	1.34%
	2021		0.35%	2.05%	18.89	20.56	1,571,651	32,073,184	21.58%	23.65%	1.34%
	2020		0.35%	2.05%	15.66	16.62	961,175	15,869,990	11.46%	13.15%	1.53%
	2019		0.35%	1.85%	14.05	14.69	744,729	10,886,758	23.83%	25.70%	1.89%
	2018		0.35%	1.85%	11.60	11.69	577,164	6,721,333	-2.52%	-2.13%	1.99%
American Funds Growth-Income Fund - Class 2
	2022		0.60%	3.45%	14.84	43.92	43,115,988	1,417,480,260	-19.33%	-16.99%	1.25%
	2021		0.60%	3.45%	18.40	53.58	46,718,619	1,937,644,819	19.89%	23.35%	1.09%
	2020		0.60%	3.45%	15.34	43.98	54,356,601	1,840,036,011	9.69%	12.87%	1.35%
	2019		0.60%	3.45%	13.99	39.46	60,288,517	1,826,193,558	21.86%	25.38%	1.63%
	2018		0.60%	3.45%	11.48	31.87	68,099,973	1,659,852,936	-5.12%	-2.37%	1.36%
American Funds Growth-Income Fund - Class 4
	2022		0.00%	1.65%	9.58	20.69	15,783,624	234,916,553	-18.07%	-16.71%	1.12%
	2021		0.00%	1.65%	13.69	24.92	13,663,190	255,625,285	21.77%	23.80%	1.01%
	2020		0.00%	1.65%	12.76	20.19	10,521,302	169,967,904	11.39%	13.13%	1.21%
	2019		0.10%	1.65%	11.42	17.88	9,227,140	138,659,193	23.79%	25.73%	1.62%
	2018		0.10%	1.65%	10.79	14.25	7,216,043	92,548,686	-3.66%	-2.15%	1.37%
American Funds High-Income Trust - Class 1
	2022		0.60%	1.90%	13.22	15.38	89,740	1,349,458	-10.73%	-9.56%	7.12%
	2021		0.60%	1.90%	14.81	17.01	112,696	1,879,396	6.69%	8.09%	4.44%
	2020		0.60%	1.90%	13.88	15.74	111,432	1,719,537	6.17%	7.56%	8.50%
	2019		0.60%	1.90%	13.08	14.63	125,829	1,811,097	10.72%	12.17%	6.52%
	2018		0.60%	1.90%	11.81	13.04	129,505	1,664,145	-3.99%	-2.73%	6.20%
American Funds High-Income Trust - Class 1A
	2022		0.40%	2.05%	10.95	12.08	107,189	1,262,357	-11.13%	-9.65%	7.66%
	2021		0.40%	2.05%	12.32	13.37	111,336	1,456,294	6.22%	7.99%	4.62%
	2020		0.40%	2.05%	11.69	12.38	82,399	997,819	5.97%	7.51%	9.15%
	2019		0.40%	1.85%	11.03	11.52	63,140	714,767	10.55%	12.16%	6.57%
	2018		0.40%	1.85%	10.21	10.25	62,422	633,995	-3.04%	-2.84%	6.27%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Fund - Class 1
	2022		0.40%	1.90%	$11.36	$19.49	194,521	$2,641,954	-22.07%	-20.89%	2.00%
	2021		0.40%	1.90%	14.42	24.68	197,710	3,385,811	-3.09%	-1.63%	2.61%
	2020		0.40%	2.25%	13.60	25.14	206,280	3,635,678	11.73%	13.82%	0.83%
	2019		0.40%	2.25%	12.18	22.13	338,987	6,135,817	20.47%	22.72%	1.66%
	2018		0.40%	2.25%	10.11	18.07	355,404	5,435,637	-14.88%	-13.29%	1.94%
American Funds International Fund - Class 1A
	2022		0.35%	2.05%	10.87	12.04	872,186	10,424,050	-22.41%	-21.07%	1.86%
	2021		0.35%	2.05%	14.01	15.25	774,755	11,746,161	-3.47%	-1.81%	2.66%
	2020		0.35%	2.05%	14.52	15.54	636,791	9,848,169	11.64%	13.56%	0.75%
	2019		0.35%	2.05%	13.08	13.68	515,537	7,027,247	20.64%	22.47%	1.63%
	2018		0.35%	1.85%	10.84	11.17	441,720	4,925,460	-14.70%	-13.41%	2.49%
American Funds International Fund - Class 2
	2022		0.60%	3.30%	9.30	28.27	23,521,687	411,907,949	-23.36%	-21.26%	1.72%
	2021		0.60%	3.30%	12.11	36.16	24,052,896	555,485,504	-4.69%	-2.09%	2.36%
	2020		0.60%	3.30%	12.68	37.19	26,341,075	625,565,430	10.27%	13.23%	0.66%
	2019		0.65%	3.30%	11.47	33.06	28,646,295	605,722,874	18.89%	22.09%	1.41%
	2018		0.65%	3.30%	10.37	27.35	32,477,750	567,543,328	-15.95%	-13.70%	1.67%
American Funds International Fund - Class 4
	2022		0.00%	1.65%	7.03	12.13	5,369,316	52,793,650	-22.32%	-21.02%	1.58%
	2021		0.00%	1.65%	10.89	15.38	4,951,091	62,830,736	-3.32%	-1.71%	2.41%
	2020		0.00%	1.65%	11.23	15.66	4,167,295	55,421,067	11.80%	13.55%	0.43%
	2019		0.10%	1.65%	10.01	13.79	4,110,408	49,361,239	20.66%	22.55%	1.33%
	2018		0.10%	1.65%	9.60	11.26	3,732,578	37,598,225	-14.83%	-13.49%	1.67%
American Funds International Growth and Income Fund - Class 1
	2022		0.60%	2.15%	11.72	14.04	58,853	775,406	-16.81%	-15.51%	2.71%
	2021		0.60%	2.15%	14.09	16.61	63,625	1,003,507	3.40%	5.01%	2.10%
	2020		0.60%	2.25%	11.53	15.82	87,483	1,321,659	3.87%	5.60%	1.54%
	2019		0.60%	2.25%	11.10	14.98	123,565	1,798,773	20.32%	22.32%	2.65%
	2018		0.60%	2.25%	9.23	12.25	138,762	1,657,631	-12.98%	-11.53%	2.40%
American Funds International Growth and Income Fund - Class 1A
	2022		0.50%	2.05%	11.25	12.34	188,405	2,315,244	-17.03%	-15.73%	3.07%
	2021		0.50%	2.05%	13.56	14.64	213,991	3,126,291	3.25%	4.86%	3.76%
	2020		0.50%	2.05%	13.23	13.96	100,726	1,403,975	4.04%	5.45%	1.86%
	2019		0.50%	1.85%	12.72	13.24	43,432	573,714	20.51%	22.15%	2.62%
	2018		0.50%	1.85%	10.80	10.84	39,651	429,049	-11.86%	-11.68%	2.00%
American Funds Managed Risk Asset Allocation Fund - Class P1
	2022		0.50%	1.85%	13.30	17.08	496,178	6,643,164	-15.33%	-14.18%	2.46%
	2021		0.50%	1.85%	15.50	19.94	461,758	7,250,348	10.75%	12.25%	1.81%
	2020		0.50%	1.85%	13.81	17.79	378,377	5,316,558	4.16%	5.57%	1.57%
	2019		0.50%	1.85%	13.08	16.87	157,224	2,173,822	16.08%	17.66%	0.27%
	2018		0.50%	1.85%	11.12	14.36	132,388	1,595,848	-6.38%	-5.11%	1.69%
American Funds Managed Risk Asset Allocation Fund - Class P2
	2022		1.30%	2.90%	11.18	15.59	8,155,720	125,010,890	-16.43%	-15.08%	2.18%
	2021		1.30%	2.90%	13.38	18.36	8,706,755	157,441,858	9.29%	11.05%	1.35%
	2020		1.30%	2.90%	12.24	16.54	9,422,340	153,669,364	2.86%	4.51%	1.51%
	2019		1.30%	2.90%	11.90	15.82	9,379,628	146,541,365	14.61%	16.46%	2.33%
	2018		1.30%	2.90%	12.35	13.59	8,892,264	119,374,797	-7.57%	-6.12%	1.36%
American Funds Managed Risk Growth Fund - Class P1
	2022		0.50%	1.85%	17.16	19.45	237,407	4,096,971	-26.01%	-25.00%	1.72%
	2021		0.50%	1.85%	22.92	25.96	231,720	5,380,840	11.01%	12.51%	0.92%
	2020		0.50%	1.85%	20.41	23.09	233,523	4,822,948	30.03%	31.79%	0.76%
	2019		0.50%	1.85%	15.52	17.54	120,112	1,894,399	19.77%	21.40%	1.41%
	2018		0.50%	1.85%	14.22	14.46	33,775	455,797	-0.93%	-0.63%	0.23%
American Funds Managed Risk Growth-Income Fund - Class P1
	2022		0.50%	1.70%	14.60	15.43	102,823	1,532,015	-18.15%	-17.16%	2.22%
	2021		0.50%	1.70%	17.65	18.85	87,815	1,590,752	13.37%	14.74%	1.39%
	2020		0.50%	1.70%	15.80	16.62	62,617	989,240	8.00%	9.30%	2.18%
	2019		0.50%	1.70%	14.46	15.39	26,914	390,065	17.13%	18.54%	0.76%
	2018		0.50%	1.70%	13.14	13.14	3,577	44,756	-3.32%	-3.32%	1.77%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Managed Risk International Fund - Class P1
	2022		0.50%	1.85%	$8.92	$11.01	155,537	$1,653,984	-16.82%	-15.69%	3.74%
	2021		0.50%	1.85%	10.73	13.06	133,410	1,683,709	-5.68%	-4.39%	0.81%
	2020		0.50%	1.85%	11.37	13.66	106,533	1,404,385	1.24%	2.62%	1.75%
	2019		0.50%	1.85%	11.23	13.31	44,650	553,978	15.75%	17.32%	1.75%
	2018		0.50%	1.85%	10.42	10.42	26,349	269,048	-10.65%	-10.65%	3.80%
American Funds Managed Risk Washington Mutual Investors Fund - Class P1
	2022		0.50%	1.90%	13.35	15.48	193,829	2,598,921	-10.64%	-9.38%	4.83%
	2021		0.50%	1.90%	14.73	17.10	153,886	2,299,890	15.24%	16.87%	2.01%
	2020		0.50%	1.90%	12.60	14.65	107,317	1,385,543	-2.80%	-1.43%	2.38%
	2019		0.50%	1.90%	12.78	14.87	49,224	664,350	12.05%	13.57%	2.01%
	2018		0.50%	1.85%	12.32	13.11	29,489	368,514	-8.55%	-7.54%	5.91%
American Funds Mortgage Fund - Class 1
	2022		0.40%	1.70%	9.86	11.14	50,134	519,556	-11.28%	-10.12%	1.39%
	2021		0.40%	1.70%	11.12	12.43	56,515	654,844	-2.00%	-0.71%	0.71%
	2020		0.40%	1.70%	11.34	12.55	52,841	622,370	5.17%	6.55%	1.54%
	2019		0.40%	1.70%	10.79	11.81	48,507	538,369	3.52%	4.88%	2.54%
	2018		0.40%	1.90%	10.26	11.29	52,514	561,280	-1.30%	0.18%	2.32%
American Funds Mortgage Fund - Class 1A
	2022		0.35%	0.90%	9.67	9.99	166,907	1,656,078	-10.83%	-10.34%	2.06%
	2021		0.35%	0.90%	10.84	11.14	200,104	2,217,056	-1.36%	-0.82%	0.74%
	2020		0.35%	0.90%	11.06	11.24	103,784	1,160,488	5.83%	6.26%	1.72%
	2019		0.35%	0.75%	10.45	10.57	45,715	482,435	4.30%	4.72%	2.04%
	2018		0.35%	0.75%	10.03	10.03	72,321	728,861	-0.34%	-0.34%	3.05%
American Funds Mortgage Fund - Class 4
	2022		0.00%	1.65%	8.94	10.36	755,130	7,204,085	-11.63%	-10.16%	1.90%
	2021		0.00%	1.65%	10.43	11.56	645,155	6,933,462	-2.40%	-0.88%	0.26%
	2020		0.10%	1.65%	10.69	11.13	606,351	6,648,927	4.64%	6.28%	1.07%
	2019		0.10%	1.65%	10.21	10.56	451,045	4,702,349	3.09%	4.70%	2.26%
	2018		0.10%	1.65%	9.91	10.16	528,328	5,319,919	-1.57%	-1.03%	1.96%
American Funds New World Fund® - Class 1
	2022		0.40%	2.15%	12.29	14.72	203,621	2,841,837	-23.52%	-22.17%	1.59%
	2021		0.40%	2.15%	16.07	18.95	198,885	3,578,414	2.92%	4.74%	1.07%
	2020		0.40%	2.15%	15.61	18.12	230,350	3,963,286	21.26%	23.40%	0.25%
	2019		0.40%	2.15%	12.87	14.72	296,755	4,187,579	26.72%	28.95%	1.14%
	2018		0.40%	2.15%	10.12	11.44	354,530	3,894,860	-15.66%	-14.17%	1.13%
American Funds New World Fund® - Class 1A
	2022		0.35%	0.90%	13.47	13.92	577,633	7,986,002	-22.79%	-22.36%	1.33%
	2021		0.35%	0.90%	17.44	17.93	562,307	10,032,282	3.96%	4.53%	0.83%
	2020		0.35%	0.90%	16.88	17.15	345,025	5,900,684	22.70%	23.19%	0.13%
	2019		0.35%	0.75%	13.76	13.92	260,941	3,624,935	28.15%	28.66%	1.14%
	2018		0.35%	0.75%	10.73	10.82	158,747	1,716,447	-14.67%	-14.33%	1.24%
American Funds New World Fund® - Class 4
	2022		0.00%	1.65%	7.19	13.88	3,923,137	44,517,485	-23.53%	-22.25%	1.11%
	2021		0.00%	1.65%	12.61	17.87	3,776,566	56,215,439	2.92%	4.63%	0.67%
	2020		0.00%	1.65%	12.98	17.10	3,072,593	45,215,404	21.28%	23.17%	0.04%
	2019		0.10%	1.65%	10.67	13.88	3,084,884	37,548,744	26.71%	28.69%	0.81%
	2018		0.10%	1.65%	9.51	10.79	2,659,100	25,784,149	-15.65%	-14.33%	0.73%
American Funds The Bond Fund of America - Class 1
	2022		0.60%	2.25%	9.50	11.99	526,323	6,171,989	-14.21%	-12.79%	3.10%
	2021		0.60%	2.25%	11.07	13.75	578,672	7,791,562	-2.36%	-0.74%	1.67%
	2020		0.60%	2.25%	11.34	13.85	528,521	7,187,090	7.51%	9.30%	2.29%
	2019		0.60%	2.25%	10.55	12.67	558,051	6,957,268	7.26%	9.05%	2.83%
	2018		0.60%	2.25%	9.84	11.62	554,866	6,353,029	-2.66%	-1.04%	2.61%
American Funds The Bond Fund of America - Class 1A
	2022		0.40%	2.05%	9.51	10.50	961,825	9,965,248	-14.27%	-12.84%	3.20%
	2021		0.40%	2.05%	11.10	12.05	937,440	11,165,352	-2.38%	-0.75%	1.63%
	2020		0.40%	2.05%	11.37	12.14	659,682	7,917,809	7.45%	9.24%	2.33%
	2019		0.40%	2.05%	10.64	11.11	490,693	5,397,755	7.35%	8.92%	3.05%
	2018		0.40%	1.85%	9.91	10.18	317,437	3,222,604	-2.42%	-1.09%	3.24%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds U.S. Government Securities Fund - Class 1
	2022		0.60%	1.05%	$10.74	$11.32	30,060	$330,374	-11.68%	-11.28%	3.69%
	2021		0.60%	1.05%	12.16	12.76	25,994	329,712	-1.48%	-1.04%	0.98%
	2020		0.60%	1.05%	12.53	12.89	23,509	301,397	9.11%	9.43%	2.20%
	2019		0.60%	1.70%	10.72	11.78	14,558	167,785	3.91%	5.06%	1.87%
	2018		0.60%	1.90%	10.16	11.21	15,360	168,731	-1.00%	0.31%	1.99%
American Funds U.S. Government Securities Fund - Class 1A
	2022		0.40%	1.85%	9.39	10.24	383,925	3,868,467	-12.56%	-11.28%	3.74%
	2021		0.40%	1.85%	10.74	11.54	408,297	4,653,756	-2.48%	-1.05%	1.48%
	2020		0.40%	1.85%	11.01	11.62	310,953	3,584,298	7.73%	9.20%	1.93%
	2019		0.50%	1.85%	10.22	10.64	233,398	2,463,841	3.48%	4.89%	2.44%
	2018		0.50%	1.85%	10.10	10.14	148,594	1,500,422	-0.01%	0.20%	2.77%
American Funds Washington Mutual Investors Fund - Class 1
	2022		0.40%	2.25%	17.27	30.13	178,208	3,901,245	-10.32%	-8.65%	2.12%
	2021		0.40%	2.25%	19.26	33.04	174,157	4,662,906	25.27%	27.60%	1.66%
	2020		0.40%	2.25%	15.37	25.95	191,706	4,075,784	6.62%	8.61%	1.98%
	2019		0.40%	2.25%	14.42	23.94	201,616	3,989,698	18.96%	21.18%	2.27%
	2018		0.40%	2.25%	12.12	19.80	217,870	3,579,695	-10.49%	-8.82%	2.05%
American Funds Washington Mutual Investors Fund - Class 1A
	2022		0.35%	1.85%	14.54	15.90	1,109,318	17,524,487	-10.13%	-8.77%	1.70%
	2021		0.35%	2.05%	16.02	17.43	1,084,758	18,789,114	25.11%	27.25%	1.75%
	2020		0.35%	2.05%	12.80	13.70	785,859	10,651,917	6.59%	8.41%	2.06%
	2019		0.35%	2.05%	12.08	12.64	642,137	8,070,736	19.13%	20.93%	2.57%
	2018		0.35%	1.85%	10.14	10.45	302,782	3,151,192	-10.34%	-8.99%	2.73%
American Funds Washington Mutual Investors Fund - Class 4
	2022		0.00%	1.65%	10.73	19.96	6,551,814	96,644,860	-10.18%	-8.69%	1.83%
	2021		0.00%	1.65%	14.25	21.93	5,752,768	96,471,478	25.43%	27.51%	1.39%
	2020		0.00%	1.65%	11.50	17.25	4,349,925	61,597,418	6.70%	8.36%	1.73%
	2019		0.10%	1.65%	10.75	15.95	3,313,216	46,599,969	19.05%	20.91%	2.08%
	2018		0.10%	1.65%	11.29	13.22	2,576,000	31,919,266	-10.41%	-9.01%	1.98%
BlackRock Global Allocation V.I. Fund - Class I
	2021		0.35%	1.90%	15.56	24.74	386,033	6,754,231	4.67%	6.30%	0.96%
	2020		0.35%	1.90%	14.85	23.33	336,543	5,626,458	18.73%	20.59%	1.47%
	2019		0.35%	1.90%	12.34	19.28	289,199	4,111,675	15.77%	17.58%	1.29%
	2018		0.35%	1.90%	10.51	16.45	287,005	3,497,197	-9.08%	-7.66%	0.78%
BlackRock Global Allocation V.I. Fund - Class III
	2021		0.00%	3.45%	12.95	24.01	51,716,130	1,057,226,537	2.81%	6.31%	0.82%
	2020		0.10%	3.45%	12.55	22.70	54,131,251	1,064,894,620	16.62%	20.59%	1.26%
	2019		0.10%	3.50%	10.66	18.92	60,577,052	1,006,367,860	13.76%	17.64%	1.24%
	2018		0.10%	3.45%	9.40	16.08	66,760,581	960,556,537	-10.71%	-7.67%	0.83%
ClearBridge Variable Aggressive Growth Portfolio - Class I
	2022		0.35%	0.75%	12.18	13.80	37,690	492,380	-26.97%	-26.67%	0.45%
	2021		0.35%	0.75%	17.04	18.82	38,379	683,163	9.86%	9.91%	0.16%
	2020		0.35%	0.40%	15.50	17.14	23,796	396,304	17.55%	17.61%	0.82%
	2019		0.35%	0.40%	13.18	14.58	24,385	344,891	24.57%	24.63%	1.00%
	2018		0.35%	0.40%	10.57	11.70	24,481	277,866	-8.71%	-8.66%	0.62%
ClearBridge Variable Aggressive Growth Portfolio - Class II
	2022		0.00%	1.65%	9.57	13.62	1,404,002	17,234,948	-27.79%	-26.59%	0.00%
	2021		0.00%	1.65%	13.70	18.61	1,427,194	24,198,802	8.24%	9.93%	0.17%
	2020		0.10%	1.65%	12.61	16.96	1,453,706	22,968,264	15.80%	17.61%	0.57%
	2019		0.10%	1.65%	10.86	14.45	1,693,977	23,133,641	22.70%	24.62%	0.76%
	2018		0.10%	1.65%	10.91	11.62	1,795,427	19,994,300	-10.06%	-8.66%	0.38%
ClearBridge Variable Large Cap Growth Portfolio - Class I
	2022		0.35%	2.05%	14.53	15.99	262,667	4,153,090	-33.62%	-32.48%	0.00%
	2021		0.35%	2.05%	21.89	23.68	275,244	6,458,198	19.47%	21.51%	0.00%
	2020		0.35%	2.05%	18.32	19.49	180,057	3,478,216	28.09%	30.28%	0.02%
	2019		0.35%	2.05%	14.38	14.96	151,829	2,257,432	29.73%	31.70%	0.38%
	2018		0.35%	1.85%	11.29	11.33	136,890	1,549,364	-0.68%	-0.48%	0.52%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Large Cap Growth Portfolio - Class II
	2022		0.00%	3.25%	$9.19	$16.00	11,981,785	$173,601,522	-34.58%	-32.42%	0.00%
	2021		0.00%	3.25%	15.78	23.69	10,891,623	238,342,012	17.74%	21.50%	0.00%
	2020		0.10%	3.25%	15.41	19.50	11,763,154	216,429,808	26.25%	30.28%	0.02%
	2019		0.10%	3.25%	11.98	14.97	10,282,081	147,206,219	27.68%	31.71%	0.15%
	2018		0.10%	3.20%	10.86	11.36	5,454,006	60,226,500	-3.08%	-0.33%	0.20%
ClearBridge Variable Mid Cap Portfolio - Class I
	2022		0.35%	1.05%	14.92	16.77	103,609	1,595,633	-26.09%	-25.58%	0.35%
	2021		0.35%	1.05%	20.13	22.54	111,778	2,318,620	27.36%	28.26%	0.02%
	2020		0.35%	1.05%	15.93	17.58	82,592	1,329,604	14.55%	14.95%	0.33%
	2019		0.35%	0.70%	13.88	15.30	64,015	921,235	32.02%	32.48%	0.75%
	2018		0.35%	0.70%	10.49	11.56	44,526	489,592	-13.09%	-12.82%	0.54%
ClearBridge Variable Mid Cap Portfolio - Class II
	2022		0.00%	3.05%	11.35	16.55	3,637,063	54,203,114	-27.75%	-25.50%	0.09%
	2021		0.00%	3.05%	17.72	22.29	3,564,671	72,482,261	24.53%	28.26%	0.03%
	2020		0.10%	3.05%	14.50	17.41	3,332,435	53,861,508	11.65%	14.99%	0.04%
	2019		0.10%	3.05%	12.99	15.17	3,428,885	48,796,806	28.65%	32.52%	0.40%
	2018		0.10%	3.05%	10.10	11.47	2,947,774	32,132,683	-15.42%	-12.89%	0.19%
Columbia VP Commodity Strategy Fund - Class 1
	2022		0.35%	0.75%	14.69	15.06	160,237	2,406,171	18.20%	18.67%	30.37%
	2021		0.35%	0.75%	12.43	12.69	78,010	985,109	31.64%	32.17%	0.36%
	2020		0.35%	0.75%	9.44	9.60	26,313	252,246	-2.03%	-1.64%	21.70%
	2019		0.35%	0.75%	9.64	9.76	23,676	230,870	7.00%	7.42%	1.20%
	2018		0.35%	0.75%	9.09	9.09	21,625	196,336	-14.07%	-14.07%	0.13%
Columbia VP Commodity Strategy Fund - Class 2
	2022		0.00%	1.65%	13.66	17.15	1,033,979	15,157,928	16.76%	18.70%	29.10%
	2021		0.00%	1.65%	11.70	12.67	481,226	6,016,740	29.85%	31.88%	0.00%
	2020		0.10%	1.65%	9.01	9.61	63,247	586,564	-3.16%	-1.65%	21.61%
	2019		0.10%	1.65%	9.30	9.82	78,244	742,820	6.02%	7.67%	0.95%
	2018		0.10%	1.65%	8.80	9.07	81,083	722,024	-15.45%	-14.25%	0.00%
Columbia VP Emerging Markets Bond Fund - Class 1
	2022		0.35%	0.75%	9.56	9.80	50,734	495,690	-16.66%	-16.33%	4.24%
	2021		0.35%	0.75%	11.47	11.71	72,409	846,331	-2.93%	-2.54%	4.00%
	2020		0.35%	0.75%	11.99	12.01	39,528	474,561	7.00%	7.05%	3.68%
	2019		0.35%	0.40%	11.20	11.22	32,888	369,068	11.91%	11.96%	5.06%
	2018		0.35%	0.40%	10.02	10.02	30,793	308,643	-7.37%	-7.37%	5.16%
Columbia VP Emerging Markets Bond Fund - Class 2
	2022		0.00%	1.65%	8.55	9.80	288,724	2,670,578	-17.53%	-16.16%	3.86%
	2021		0.00%	1.65%	10.80	11.70	411,097	4,590,207	-4.05%	-2.55%	3.63%
	2020		0.10%	1.65%	11.26	12.01	238,754	2,754,884	5.41%	7.06%	3.19%
	2019		0.10%	1.65%	10.68	11.22	267,664	2,909,625	10.25%	11.97%	4.83%
	2018		0.10%	1.65%	9.69	10.02	186,573	1,827,866	-8.90%	-7.47%	4.31%
Columbia VP Strategic Income Fund - Class 1
	2022		0.35%	0.75%	10.77	11.03	216,118	2,382,581	-12.03%	-11.68%	2.99%
	2021		0.35%	0.75%	12.24	12.49	222,964	2,783,528	1.33%	1.73%	5.78%
	2020		0.35%	0.75%	12.08	12.28	132,968	1,631,438	6.02%	6.44%	3.67%
	2019		0.35%	0.75%	11.39	11.54	100,811	1,161,872	9.55%	9.99%	4.40%
	2018	4/9/18	0.35%	0.75%	10.40	10.49	73,772	772,987	-1.20%	-0.64%	3.02%
Columbia VP Strategic Income Fund - Class 2
	2022		0.00%	1.65%	8.60	11.05	1,516,291	15,520,632	-12.97%	-11.52%	2.67%
	2021		0.00%	1.65%	10.58	12.50	1,494,840	17,582,103	-0.03%	1.63%	5.38%
	2020		0.00%	1.65%	11.42	12.31	972,660	11,456,604	4.88%	6.52%	3.29%
	2019		0.10%	1.65%	10.85	11.56	1,014,407	11,370,029	8.41%	10.11%	3.81%
	2018		0.10%	1.65%	10.16	10.50	420,973	4,324,540	-2.27%	-0.74%	3.23%
Delaware Ivy VIP Asset Strategy Portfolio - Class I
	2022		0.35%	0.35%	14.15	14.15	58,024	821,200	-14.87%	-14.87%	1.86%
	2021		0.35%	0.35%	16.62	16.62	58,140	966,551	10.33%	10.33%	1.90%
	2020		0.75%	0.75%	14.80	14.80	1,341	19,852	13.31%	13.31%	3.81%
	2019		0.35%	0.35%	13.24	13.24	670	8,877	21.66%	21.66%	2.35%
	2018	8/6/18	0.35%	0.35%	10.89	10.89	708	7,705	-9.58%	-9.58%	2.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware Ivy VIP Asset Strategy Portfolio - Class II
	2022		0.00%	1.65%	$10.38	$14.59	574,110	$6,586,252	-16.14%	-14.74%	1.49%
	2021		0.00%	1.65%	12.22	17.12	635,573	8,672,969	8.63%	10.33%	1.55%
	2020		0.10%	1.65%	12.16	15.52	703,184	8,823,953	12.01%	13.76%	1.96%
	2019		0.10%	1.65%	10.82	11.74	849,518	9,490,457	19.79%	21.41%	2.20%
	2018		0.30%	1.65%	9.08	9.67	851,234	7,879,012	-6.99%	-5.72%	1.82%
Delaware Ivy VIP Energy Portfolio - Class I
	2022		0.35%	0.75%	8.79	9.02	49,567	446,935	49.74%	50.34%	3.34%
	2021		0.35%	0.75%	6.00	6.00	27,946	167,585	41.83%	41.83%	1.77%
	2020		0.35%	0.35%	4.23	4.23	21,306	90,111	-36.89%	-36.89%	3.74%
	2019		0.35%	0.35%	6.70	6.70	2,231	14,949	3.37%	3.37%	0.00%
	2018	9/14/18	0.35%	0.35%	6.48	6.48	4,746	30,770	-34.42%	-34.42%	0.00%
Delaware Ivy VIP Energy Portfolio - Class II
	2022		0.10%	1.65%	5.96	8.97	3,989,625	29,059,740	48.01%	50.32%	3.61%
	2021		0.10%	1.65%	4.03	5.97	2,343,731	10,828,195	39.68%	41.85%	1.59%
	2020		0.10%	1.65%	2.88	3.86	2,186,329	7,199,941	-37.87%	-37.02%	2.63%
	2019		0.30%	1.65%	4.64	6.17	932,942	4,513,862	1.78%	3.17%	0.00%
	2018		0.10%	1.65%	4.56	4.86	1,101,642	5,176,189	-35.22%	-34.33%	0.00%
Delaware Ivy VIP High Income Portfolio - Class I
	2022		0.35%	2.05%	10.52	12.07	164,835	1,972,563	-12.85%	-11.35%	7.21%
	2021		0.35%	2.05%	12.08	13.61	155,210	2,095,089	4.17%	5.96%	5.90%
	2020		0.35%	2.05%	11.59	12.85	111,787	1,427,988	4.14%	5.93%	7.31%
	2019		0.35%	2.05%	11.53	12.13	127,416	1,539,452	9.45%	11.11%	7.05%
	2018		0.35%	1.85%	10.53	10.92	73,028	795,402	-3.66%	-2.21%	2.58%
Delaware Ivy VIP High Income Portfolio - Class II
	2022		0.00%	1.70%	8.77	12.08	1,928,643	21,103,704	-12.47%	-10.97%	6.50%
	2021		0.00%	1.70%	11.41	13.61	2,173,663	27,115,967	4.33%	5.96%	6.06%
	2020		0.10%	1.65%	11.00	12.87	2,449,277	29,455,610	4.29%	5.92%	6.60%
	2019		0.10%	1.65%	10.51	12.17	2,043,226	23,476,122	9.37%	11.08%	6.66%
	2018		0.10%	1.65%	10.31	10.98	1,835,107	19,275,895	-3.72%	-2.21%	6.24%
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I
	2022		0.35%	1.85%	18.72	21.24	241,180	4,935,031	-31.90%	-30.87%	0.00%
	2021		0.35%	2.05%	27.49	30.83	251,257	7,444,775	14.51%	16.24%	0.00%
	2020		0.35%	1.85%	24.01	26.61	238,971	6,098,160	46.64%	48.85%	0.00%
	2019		0.35%	1.85%	16.37	17.94	227,557	3,908,581	35.75%	37.80%	0.00%
	2018		0.35%	1.85%	12.46	12.46	167,791	2,093,134	-0.30%	-0.30%	0.00%
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II
	2022		0.00%	1.70%	7.15	22.00	1,502,826	24,858,884	-31.96%	-30.79%	0.00%
	2021		0.00%	1.70%	14.06	31.88	1,383,925	35,551,587	14.39%	16.24%	0.00%
	2020		0.10%	1.70%	18.20	27.48	1,084,116	25,363,036	46.49%	48.85%	0.00%
	2019		0.10%	1.70%	12.38	18.50	941,618	15,508,733	35.62%	37.80%	0.00%
	2018		0.10%	1.70%	12.54	13.45	780,829	9,897,191	-1.74%	-0.16%	0.00%
Delaware Ivy VIP Science and Technology Portfolio - Class I
	2022		0.35%	0.75%	19.72	20.23	66,131	1,331,705	-32.16%	-31.89%	0.00%
	2021		0.35%	0.75%	29.07	29.70	72,720	2,150,899	14.59%	15.05%	0.00%
	2020		0.35%	0.75%	25.36	25.81	82,599	2,123,737	34.69%	35.23%	0.00%
	2019		0.35%	0.75%	19.09	19.09	29,985	570,415	49.34%	49.34%	0.00%
	2018		0.35%	0.35%	12.78	12.78	22,486	287,444	-5.33%	-5.33%	0.00%
Delaware Ivy VIP Science and Technology Portfolio - Class II
	2022		0.00%	1.65%	6.97	20.78	2,230,570	36,618,457	-32.96%	-31.84%	0.00%
	2021		0.00%	1.65%	19.58	30.52	2,311,530	57,682,468	13.28%	15.05%	0.00%
	2020		0.10%	1.65%	17.23	26.52	2,076,980	47,809,614	33.15%	35.23%	0.00%
	2019		0.10%	1.65%	12.90	19.61	2,059,771	36,260,046	47.04%	49.33%	0.00%
	2018		0.10%	1.65%	12.08	13.13	1,878,130	22,916,679	-6.79%	-5.33%	0.00%
Delaware Ivy VIP Small Cap Growth Portfolio - Class I
	2022		0.35%	0.75%	15.29	15.69	72,158	1,128,392	-27.18%	-26.90%	0.00%
	2021		0.35%	0.75%	21.00	21.46	36,149	773,314	3.47%	3.88%	1.04%
	2020		0.35%	0.75%	20.66	20.66	20,405	420,696	37.53%	37.53%	0.00%
	2019		0.35%	0.35%	15.02	15.02	13,457	202,151	23.24%	23.24%	0.00%
	2018	11/2/18	0.35%	0.35%	12.19	12.19	13,197	160,850	-12.29%	-12.29%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware Ivy VIP Small Cap Growth Portfolio - Class II
	2022		0.00%	1.65%	$11.25	$15.93	755,287	$9,679,839	-27.97%	-26.77%	0.00%
	2021		0.00%	1.65%	15.57	21.76	656,146	11,851,738	2.29%	3.88%	0.88%
	2020		0.10%	1.65%	15.17	20.95	446,934	8,213,947	35.41%	37.53%	0.00%
	2019		0.10%	1.65%	11.25	15.23	468,639	6,437,305	21.35%	23.25%	0.00%
	2018	11/2/18	0.10%	1.65%	9.20	12.39	437,543	5,159,425	-12.51%	-12.29%	0.00%
Delaware VIP® Emerging Markets Series - Service Class
	2022		0.00%	3.20%	7.98	46.74	12,293,097	216,566,103	-30.09%	-27.81%	3.86%
	2021		0.00%	3.20%	11.41	65.96	12,135,768	309,342,381	-6.18%	-3.13%	0.06%
	2020		0.00%	3.20%	12.16	69.36	11,969,697	322,522,115	20.76%	24.57%	0.50%
	2019		0.10%	3.20%	10.07	56.67	14,065,283	309,720,808	18.40%	22.13%	0.40%
	2018		0.10%	3.20%	8.50	47.22	15,437,755	283,921,470	-18.67%	-16.11%	3.13%
Delaware VIP® Emerging Markets Series - Standard Class
	2022		0.35%	0.80%	10.57	12.42	128,406	1,534,527	-28.16%	-27.84%	4.14%
	2021		0.35%	0.80%	14.71	17.21	87,920	1,433,474	-3.61%	-3.18%	0.33%
	2020		0.35%	0.80%	15.26	17.78	70,070	1,177,042	24.09%	24.65%	0.76%
	2019		0.35%	0.80%	12.30	14.26	52,106	686,362	21.65%	22.20%	0.68%
	2018		0.35%	0.80%	10.11	11.67	55,184	594,189	-16.48%	-16.10%	3.46%
Delaware VIP® International Series - Standard Class
	2022		1.40%	1.65%	19.13	20.17	2,995	57,345	-18.69%	-18.48%	1.51%
	2021		1.40%	1.65%	23.47	24.81	3,044	71,516	5.13%	5.38%	0.96%
	2020	12/11/20	1.40%	1.65%	22.27	23.59	3,133	69,855	1.71%	1.73%	0.00%
Delaware VIP® International Value Equity Series - Standard Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.02%
	2019		1.40%	1.65%	21.11	22.43	3,627	76,663	17.35%	17.65%	2.19%
	2018		1.40%	1.65%	17.95	19.11	3,820	68,628	-18.98%	-18.79%	2.68%
Delaware VIP® Small Cap Value Series - Service Class
	2022		0.00%	3.30%	10.41	59.15	13,992,830	425,921,776	-15.21%	-12.36%	0.52%
	2021		0.00%	3.30%	14.76	68.44	14,317,725	524,665,809	29.67%	34.01%	0.62%
	2020		0.00%	3.30%	11.07	51.79	15,945,578	456,544,703	-5.35%	-2.27%	1.03%
	2019		0.10%	3.30%	11.38	53.69	14,512,780	439,559,144	23.57%	27.59%	0.75%
	2018		0.10%	3.30%	8.96	42.63	13,877,293	341,699,725	-19.64%	-17.03%	0.60%
Delaware VIP® Small Cap Value Series - Standard Class
	2022		0.35%	3.00%	13.30	60.44	260,511	7,324,209	-14.69%	-12.40%	0.85%
	2021		0.35%	3.00%	15.60	69.73	262,637	9,029,082	30.45%	33.95%	0.83%
	2020		0.35%	3.00%	11.96	52.60	265,660	7,234,899	-4.80%	-2.25%	1.38%
	2019		0.35%	3.00%	12.56	54.38	274,883	8,139,766	24.35%	27.69%	1.06%
	2018		0.35%	3.00%	10.15	43.04	260,978	6,544,434	-19.02%	-17.01%	0.81%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2022		0.35%	2.15%	10.57	16.33	209,852	2,599,198	-9.39%	-7.74%	8.02%
	2021		0.35%	2.15%	11.66	17.75	145,224	1,993,690	10.35%	12.35%	1.95%
	2020		0.35%	2.15%	10.57	15.84	140,127	1,765,033	3.46%	5.34%	2.88%
	2019		0.35%	2.15%	10.22	15.07	131,573	1,605,304	12.25%	14.28%	3.77%
	2018		0.35%	2.15%	9.10	13.22	130,790	1,423,903	-11.07%	-9.46%	2.16%
DWS Alternative Asset Allocation VIP Portfolio - Class B
	2022		0.00%	3.20%	8.97	15.59	2,979,785	40,289,891	-10.65%	-7.74%	7.11%
	2021		0.00%	3.20%	10.04	17.01	3,182,408	47,536,453	8.81%	12.24%	1.69%
	2020		0.10%	3.20%	9.23	15.24	3,245,554	43,922,109	2.00%	5.22%	2.44%
	2019		0.10%	3.20%	9.05	14.56	3,531,090	46,189,814	10.75%	14.23%	3.59%
	2018		0.10%	3.20%	8.17	12.82	3,915,118	45,538,756	-12.23%	-9.44%	1.92%
DWS Equity 500 Index VIP Portfolio - Class A
	2022		1.30%	2.65%	25.67	45.31	182,955	5,777,964	-20.48%	-19.40%	1.32%
	2021		1.30%	2.65%	31.64	56.21	190,399	7,700,222	25.04%	26.74%	1.45%
	2020		1.30%	2.65%	25.09	44.35	213,508	6,871,980	15.01%	16.57%	1.68%
	2019		1.30%	2.65%	21.63	38.05	229,813	6,382,046	27.76%	29.49%	2.01%
	2018		1.30%	2.65%	16.79	29.38	231,343	4,987,545	-7.15%	-5.88%	1.68%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
DWS Small Cap Index VIP Portfolio - Class A
	2022		1.30%	2.70%	$20.79	$42.89	53,775	$2,061,167	-22.75%	-21.66%	0.93%
	2021		1.30%	2.70%	26.86	55.06	61,167	3,012,588	11.45%	13.02%	0.86%
	2020		1.30%	2.70%	24.05	48.98	69,643	3,041,237	16.25%	17.89%	1.11%
	2019		1.30%	2.70%	20.65	41.78	78,447	2,924,463	21.89%	23.61%	1.06%
	2018		1.30%	2.70%	16.90	33.99	88,315	2,668,032	-13.60%	-12.38%	0.99%
Eaton Vance VT Floating-Rate Income Fund - ADV Class
	2022		0.35%	0.80%	11.39	12.10	229,733	2,681,128	-3.15%	-2.71%	4.86%
	2021		0.35%	0.80%	11.76	12.44	217,192	2,607,497	2.92%	3.38%	3.12%
	2020		0.35%	0.80%	11.42	12.04	148,477	1,738,666	1.46%	1.91%	3.65%
	2019		0.35%	0.80%	11.25	11.82	366,791	4,229,636	6.61%	7.11%	4.56%
	2018		0.35%	0.80%	10.54	11.05	349,424	3,771,341	-0.73%	-0.28%	4.03%
Eaton Vance VT Floating-Rate Income Fund - Initial Class
	2022		0.00%	1.65%	9.72	11.94	3,421,424	37,004,360	-4.33%	-2.73%	4.59%
	2021		0.00%	1.65%	10.58	12.31	3,345,802	37,830,933	1.90%	3.50%	2.88%
	2020		0.10%	1.65%	10.35	11.92	3,102,671	34,403,696	0.34%	1.91%	3.30%
	2019		0.10%	1.65%	10.28	11.72	2,475,696	27,231,876	5.38%	7.02%	4.31%
	2018		0.10%	1.65%	10.30	10.97	2,249,181	23,547,360	-1.71%	-0.17%	3.80%
Fidelity® VIP Balanced Portfolio - Initial Class
	2022		0.35%	0.90%	12.91	13.17	636,687	8,333,070	-18.68%	-18.23%	1.34%
	2021		0.35%	0.90%	16.02	16.11	518,122	8,301,318	17.67%	17.85%	1.29%
	2020		0.35%	0.50%	13.60	13.65	133,330	1,814,503	21.78%	21.96%	2.29%
	2019	8/6/19	0.35%	0.50%	11.15	11.21	31,112	347,250	7.19%	9.58%	1.71%
Fidelity® VIP Balanced Portfolio - Service Class 2
	2022		0.00%	3.20%	11.78	13.24	20,361,729	255,928,330	-20.77%	-18.19%	1.10%
	2021		0.00%	3.20%	14.87	16.18	16,868,108	262,567,558	14.27%	17.99%	0.80%
	2020		0.00%	3.20%	13.02	13.69	11,232,024	150,143,640	18.34%	22.00%	1.57%
	2019	5/23/19	0.10%	3.15%	11.01	11.22	3,292,818	36,582,102	2.97%	12.72%	2.36%
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2022		0.35%	0.80%	18.10	21.24	297,919	5,598,755	-26.90%	-26.57%	0.49%
	2021		0.35%	0.80%	24.75	28.95	355,708	9,130,307	26.82%	27.39%	0.06%
	2020		0.35%	0.80%	19.50	22.73	378,342	7,715,029	29.53%	30.11%	0.24%
	2019		0.35%	0.80%	15.05	17.48	239,284	3,823,811	30.53%	31.12%	0.49%
	2018		0.35%	0.80%	11.64	13.34	185,975	2,333,377	-7.12%	-6.70%	0.79%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2022		0.00%	3.45%	8.80	49.66	33,320,601	1,161,406,100	-28.99%	-26.49%	0.26%
	2021		0.00%	3.45%	14.11	68.44	32,346,146	1,637,867,768	23.19%	27.51%	0.03%
	2020		0.00%	3.45%	17.29	54.37	34,159,884	1,406,189,791	25.82%	30.10%	0.08%
	2019		0.10%	3.45%	13.44	42.30	38,215,142	1,237,669,901	26.82%	31.14%	0.22%
	2018		0.10%	3.45%	10.27	32.64	39,507,929	1,003,924,856	-9.63%	-6.73%	0.44%
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class
	2022		0.35%	1.85%	12.43	13.63	48,404	642,465	-15.52%	-14.24%	2.00%
	2021		0.35%	1.85%	14.71	15.89	50,644	787,542	8.00%	9.63%	1.10%
	2020		0.35%	1.85%	13.62	14.50	56,588	806,416	11.89%	13.58%	1.08%
	2019		0.35%	1.85%	12.18	12.70	62,687	789,129	15.73%	17.30%	2.31%
	2018	5/17/18	0.50%	1.85%	10.52	10.83	45,439	486,992	-7.08%	-5.90%	0.81%
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
	2022		0.30%	2.90%	10.12	13.56	1,973,236	24,621,119	-16.50%	-14.29%	1.87%
	2021		0.30%	2.90%	11.82	15.82	2,059,073	30,399,690	6.74%	9.55%	0.99%
	2020		0.30%	2.90%	12.15	14.44	1,911,228	26,065,280	10.63%	13.55%	1.03%
	2019		0.30%	2.90%	10.81	12.72	1,713,771	20,866,844	14.33%	17.34%	1.75%
	2018		0.30%	2.90%	10.26	10.84	1,240,685	13,070,030	-8.03%	-5.66%	1.64%
Fidelity® VIP Growth Portfolio - Initial Class
	2022		0.35%	2.50%	22.88	53.92	279,213	8,574,530	-26.33%	-24.72%	0.61%
	2021		0.35%	2.50%	30.51	72.71	282,474	11,862,192	20.20%	22.78%	0.00%
	2020		0.35%	2.50%	24.95	60.12	242,213	8,906,376	40.35%	43.39%	0.07%
	2019		0.35%	2.50%	17.47	42.56	233,494	6,288,142	30.98%	33.84%	0.26%
	2018		0.35%	2.50%	13.11	32.28	231,858	4,917,907	-2.64%	-0.52%	0.25%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Growth Portfolio - Service Class 2
	2022		0.00%	3.15%	$8.31	$52.33	8,785,277	$292,924,732	-26.98%	-24.64%	0.34%
	2021		0.00%	3.15%	14.23	70.35	7,813,444	386,768,324	19.09%	22.90%	0.00%
	2020		0.00%	3.15%	21.55	57.99	7,601,079	330,640,979	39.10%	43.41%	0.04%
	2019		0.10%	3.15%	15.06	40.93	7,977,868	251,667,952	29.82%	33.84%	0.06%
	2018		0.10%	3.15%	11.27	30.98	8,482,235	206,318,870	-3.53%	-0.53%	0.04%
Fidelity® VIP Mid Cap Portfolio - Initial Class
	2022		0.35%	0.80%	16.19	18.20	243,649	4,129,908	-15.42%	-15.04%	0.51%
	2021		0.35%	0.80%	19.14	21.43	220,470	4,416,236	24.60%	25.16%	0.67%
	2020		0.35%	0.80%	15.35	17.13	197,642	3,186,666	17.25%	17.78%	0.74%
	2019		0.35%	0.80%	13.09	14.55	158,179	2,188,212	22.46%	23.02%	0.91%
	2018		0.35%	0.80%	10.78	11.84	133,888	1,537,676	-15.22%	-14.84%	0.64%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2022		0.00%	3.30%	12.46	33.95	18,787,867	536,090,131	-17.73%	-14.97%	0.26%
	2021		0.00%	3.30%	14.84	40.43	19,534,075	688,709,850	21.24%	25.31%	0.36%
	2020		0.00%	3.30%	12.00	32.67	21,435,347	624,686,326	14.04%	17.75%	0.39%
	2019		0.10%	3.30%	10.32	28.06	22,835,648	576,800,583	19.17%	23.05%	0.68%
	2018		0.10%	3.30%	10.13	23.07	23,027,627	482,402,220	-17.54%	-14.86%	0.41%
Fidelity® VIP Strategic Income Portfolio - Initial Class
	2022		0.35%	0.75%	10.98	11.58	513,812	5,764,444	-11.92%	-11.57%	3.82%
	2021		0.35%	0.75%	12.47	13.10	386,530	4,915,692	2.96%	3.38%	3.00%
	2020		0.35%	0.75%	12.11	12.68	246,010	3,031,663	6.71%	7.14%	4.46%
	2019		0.35%	0.75%	11.35	11.84	162,197	1,868,659	10.06%	10.50%	3.23%
	2018		0.35%	0.75%	10.31	10.72	161,543	1,687,646	-3.30%	-2.91%	5.11%
Fidelity® VIP Strategic Income Portfolio - Service Class 2
	2022		0.00%	1.65%	9.06	11.44	2,534,085	26,488,318	-12.97%	-11.52%	3.32%
	2021		0.00%	1.65%	11.44	12.97	2,755,974	33,258,940	1.84%	3.43%	2.81%
	2020		0.10%	1.65%	11.20	12.56	1,987,790	23,533,905	5.41%	7.05%	3.18%
	2019		0.10%	1.65%	10.60	11.76	2,005,379	22,458,743	8.84%	10.54%	3.39%
	2018		0.10%	1.65%	10.14	10.66	1,732,722	17,817,027	-4.41%	-2.92%	3.82%
First Trust Capital Strength Portfolio - Class I
	2022		0.00%	2.65%	12.48	13.39	6,363,329	82,425,608	-13.02%	-10.68%	0.69%
	2021		0.00%	3.05%	14.26	14.96	3,892,572	57,129,801	21.53%	25.17%	0.64%
	2020	5/19/20	0.10%	3.05%	11.73	11.95	1,233,699	14,630,774	2.48%	18.48%	0.39%
First Trust Capital Strength Portfolio - Class II
	2022		0.35%	0.75%	13.21	13.35	110,437	1,468,147	-11.13%	-10.77%	0.96%
	2021		0.35%	0.75%	14.92	14.96	82,498	1,230,975	24.98%	25.17%	0.92%
	2020	6/5/20	0.35%	0.50%	11.94	11.95	47,473	566,907	13.75%	14.26%	0.46%
First Trust Dorsey Wright Tactical Core Portfolio - Class I
	2022		0.00%	1.65%	8.39	14.11	887,329	10,413,272	-18.41%	-17.05%	1.55%
	2021		0.00%	1.65%	12.75	17.03	869,127	12,453,859	12.01%	13.76%	0.39%
	2020		0.10%	1.65%	11.35	14.97	786,724	10,242,778	9.27%	10.98%	0.50%
	2019		0.10%	1.65%	10.35	13.49	825,592	9,938,685	19.01%	20.87%	0.64%
	2018		0.10%	1.65%	10.20	11.16	791,445	8,059,640	-9.59%	-8.18%	0.37%
First Trust Dorsey Wright Tactical Core Portfolio - Class II
	2022		0.35%	0.40%	13.61	14.07	39,135	533,515	-17.15%	-17.10%	1.66%
	2021		0.35%	0.40%	16.42	16.42	48,962	804,937	13.44%	13.44%	1.13%
	2020		0.35%	0.35%	14.47	14.47	2,081	30,116	10.57%	10.57%	0.65%
	2019		0.35%	0.35%	13.09	13.09	3,283	42,970	20.86%	20.86%	0.90%
	2018	5/21/18	0.35%	0.35%	10.83	10.83	2,723	29,491	-12.86%	-12.86%	0.53%
First Trust International Developed Capital Strength Portfolio - Class I
	2022		0.00%	1.65%	12.18	12.72	316,518	3,941,422	-20.70%	-19.38%	0.80%
	2021		0.00%	1.65%	15.43	15.54	133,371	2,068,808	17.65%	18.12%	1.30%
	2020	6/30/20	0.95%	1.35%	13.12	13.15	39,739	522,061	6.23%	18.56%	0.86%
First Trust International Developed Capital Strength Portfolio - Class II
	2022		0.35%	0.40%	12.65	12.67	23,719	300,359	-19.60%	-19.56%	1.04%
	2021		0.35%	0.40%	15.73	15.75	12,099	190,518	18.96%	19.02%	1.63%
	2020	8/4/20	0.35%	0.40%	13.23	13.23	4,642	61,412	8.52%	13.72%	0.79%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
First Trust Multi Income Allocation Portfolio - Class I
	2022		0.00%	1.65%	$10.05	$13.51	863,752	$10,318,594	-9.04%	-7.52%	3.03%
	2021		0.00%	1.65%	11.73	14.21	757,866	9,949,680	10.84%	12.57%	2.34%
	2020		0.10%	1.65%	11.20	12.70	620,636	7,432,467	0.81%	2.38%	2.25%
	2019		0.10%	1.65%	11.07	12.48	610,843	7,280,654	14.48%	16.26%	2.48%
	2018		0.10%	1.65%	10.32	10.80	569,142	5,933,801	-6.00%	-4.53%	2.32%
First Trust Multi Income Allocation Portfolio - Class II
	2022		0.35%	0.35%	12.50	12.50	1,814	22,678	-7.70%	-7.70%	3.25%
	2021	6/17/21	0.35%	0.35%	13.54	13.54	3,432	46,482	4.87%	4.87%	2.52%
	2019		0.75%	0.75%	11.58	11.58	2,912	33,731	15.70%	15.70%	2.53%
	2018		0.75%	0.75%	10.01	10.01	4,008	40,117	-4.82%	-4.82%	0.72%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
	2022		0.00%	3.30%	10.56	16.12	14,345,334	186,679,594	-15.05%	-12.20%	1.41%
	2021		0.00%	3.30%	13.36	18.41	14,878,992	225,622,964	8.61%	12.14%	0.96%
	2020		0.10%	3.30%	12.07	16.45	14,602,856	201,041,734	4.31%	7.70%	1.52%
	2019		0.10%	3.50%	11.35	15.31	13,930,199	181,711,700	16.85%	20.65%	1.65%
	2018		0.10%	3.30%	10.44	12.71	11,721,892	129,518,622	-8.00%	-5.10%	1.73%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II
	2022		0.35%	1.85%	13.03	16.34	114,345	1,620,037	-13.63%	-12.32%	1.71%
	2021		0.35%	1.85%	15.08	18.64	108,672	1,757,379	10.43%	12.10%	1.23%
	2020		0.35%	1.85%	13.66	16.64	104,706	1,511,108	6.14%	7.75%	1.77%
	2019		0.35%	1.85%	12.87	15.45	97,430	1,305,508	18.80%	20.53%	5.00%
	2018		0.40%	1.85%	11.15	12.82	2,873	32,956	-5.07%	-4.98%	1.01%
Franklin Allocation VIP Fund - Class 1
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.77%
	2018	8/3/18	0.35%	0.35%	10.75	10.75	3,571	38,377	-11.41%	-11.41%	0.00%
Franklin Allocation VIP Fund - Class 4
	2022		0.30%	2.65%	10.21	11.90	1,515,685	16,686,139	-18.39%	-16.44%	1.52%
	2021		0.30%	2.65%	12.51	14.36	1,340,027	18,023,792	8.62%	10.59%	1.53%
	2020		0.80%	2.65%	11.52	13.02	1,077,880	13,333,617	8.83%	10.69%	1.35%
	2019		0.95%	2.85%	10.53	11.78	750,145	8,669,118	17.61%	18.43%	3.28%
	2018		0.30%	1.65%	9.71	10.34	740,202	7,304,811	-11.06%	-9.85%	2.77%
Franklin Income VIP Fund - Class 1
	2022		0.35%	0.75%	13.74	14.09	80,763	1,134,112	-5.94%	-5.57%	5.60%
	2021		0.35%	0.75%	14.74	14.92	42,290	628,862	16.54%	16.60%	4.69%
	2020		0.35%	0.40%	12.65	12.80	28,069	357,333	0.57%	0.62%	6.93%
	2019		0.35%	0.40%	12.58	12.72	25,083	315,920	15.96%	16.01%	6.02%
	2018		0.35%	0.40%	10.85	10.97	19,153	207,839	-4.48%	-4.43%	4.93%
Franklin Income VIP Fund - Class 2
	2022		0.60%	3.30%	10.57	20.38	19,200,270	358,579,480	-8.54%	-6.04%	4.83%
	2021		0.60%	3.30%	11.55	21.70	22,180,254	449,714,685	12.97%	16.06%	4.65%
	2020		0.60%	3.30%	10.23	18.82	25,321,024	446,642,199	-2.58%	0.09%	5.86%
	2019		0.60%	3.30%	10.50	18.92	27,183,377	483,947,543	12.29%	15.37%	5.38%
	2018		0.60%	3.30%	9.43	16.51	30,278,073	471,959,619	-7.32%	-4.87%	4.81%
Franklin Income VIP Fund - Class 4
	2022		0.00%	3.05%	10.60	13.98	11,597,077	147,064,040	-8.43%	-5.59%	4.66%
	2021		0.00%	3.05%	12.32	14.83	9,798,060	133,883,773	13.09%	16.47%	4.32%
	2020		0.10%	3.05%	10.71	12.73	9,016,042	107,144,516	-2.44%	0.48%	5.60%
	2019		0.10%	3.05%	10.80	12.67	8,805,135	105,390,148	12.73%	15.93%	5.09%
	2018		0.10%	2.90%	10.07	10.93	6,771,298	70,769,556	-7.15%	-4.51%	4.54%
Franklin Multi-Asset Variable Conservative Growth - Class I
	2022		0.70%	0.70%	12.32	12.32	6,830	84,141	-14.77%	-14.77%	2.18%
	2021		0.70%	0.70%	14.45	14.45	6,874	99,361	10.69%	10.69%	3.88%
	2020	1/15/20	0.70%	0.70%	13.06	13.06	184	2,401	9.50%	9.50%	0.48%
Franklin Multi-Asset Variable Conservative Growth - Class II
	2022		0.30%	2.85%	10.82	12.50	1,157,470	13,560,061	-16.74%	-14.59%	1.95%
	2021		0.30%	2.85%	12.99	14.63	1,222,099	16,920,659	8.00%	10.79%	3.36%
	2020		0.30%	2.90%	11.85	13.20	966,336	12,184,374	7.60%	10.44%	2.07%
	2019		0.30%	3.00%	11.18	11.96	710,393	8,211,581	13.64%	16.59%	2.47%
	2018		0.30%	2.85%	9.87	10.26	403,054	4,053,245	-7.05%	-4.84%	4.14%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Mutual Shares VIP Fund - Class 1
	2022		0.35%	0.80%	$13.18	$14.12	54,607	$745,867	-7.90%	-7.48%	2.13%
	2021		0.35%	0.80%	14.30	15.27	57,620	852,884	18.57%	19.11%	3.06%
	2020		0.35%	0.80%	12.05	12.83	59,178	736,952	-5.61%	-5.18%	3.08%
	2019		0.35%	0.80%	12.76	13.53	54,224	715,481	21.94%	22.49%	2.10%
	2018		0.35%	0.80%	10.56	11.05	53,834	582,190	-9.22%	-9.17%	2.33%
Franklin Mutual Shares VIP Fund - Class 2
	2022		0.60%	3.25%	10.90	21.84	26,346,280	470,366,840	-10.39%	-7.99%	1.80%
	2021		0.60%	3.25%	12.14	23.73	30,580,457	601,705,908	15.36%	18.46%	2.81%
	2020		0.60%	3.25%	10.51	20.03	37,068,582	619,818,323	-8.08%	-5.61%	2.92%
	2019		0.60%	3.25%	11.42	21.22	36,127,419	643,775,979	18.65%	21.84%	1.81%
	2018		0.60%	3.25%	9.61	17.42	40,190,663	591,454,706	-11.97%	-9.61%	2.34%
Franklin Mutual Shares VIP Fund - Class 4
	2022		0.10%	3.10%	10.90	13.81	3,269,834	40,238,536	-10.30%	-7.56%	1.76%
	2021		0.10%	3.10%	11.95	14.97	3,378,079	45,561,557	15.43%	18.94%	2.81%
	2020		0.10%	3.10%	10.17	12.61	3,280,167	37,669,699	-8.07%	-5.26%	2.91%
	2019		0.10%	3.10%	10.87	13.34	2,882,792	35,459,669	18.70%	22.31%	1.86%
	2018		0.10%	3.10%	9.78	10.92	2,301,086	23,524,946	-11.94%	-9.25%	2.61%
Franklin Rising Dividends VIP Fund - Class 1
	2022		0.35%	0.75%	19.16	22.82	152,051	3,076,014	-11.02%	-10.66%	1.05%
	2021		0.35%	0.75%	21.53	25.55	88,028	2,039,764	26.15%	26.66%	1.01%
	2020		0.35%	0.75%	17.37	20.18	64,229	1,217,135	15.76%	15.82%	1.41%
	2019		0.35%	0.40%	15.00	17.43	53,275	883,704	29.07%	29.13%	1.48%
	2018		0.35%	0.40%	11.61	13.51	45,370	601,230	-5.22%	-5.17%	1.55%
Franklin Rising Dividends VIP Fund - Class 4
	2022		0.00%	1.65%	10.80	22.33	2,985,157	51,385,498	-12.14%	-10.68%	0.81%
	2021		0.00%	1.65%	14.21	25.08	2,673,806	53,518,808	24.56%	26.63%	0.83%
	2020		0.00%	1.65%	13.65	19.87	2,165,046	36,745,313	13.95%	15.73%	1.21%
	2019		0.10%	1.65%	11.94	17.20	2,162,980	32,977,397	27.04%	29.03%	1.13%
	2018		0.10%	1.65%	11.79	13.36	1,708,026	21,457,458	-6.72%	-5.26%	1.16%
Franklin Small Cap Value VIP Fund - Class 1
	2022		0.35%	0.75%	15.60	17.06	166,393	2,680,056	-10.49%	-10.13%	1.38%
	2021		0.35%	0.75%	17.81	18.99	106,695	1,925,118	25.17%	25.23%	1.06%
	2020		0.35%	0.40%	14.22	15.17	58,221	850,613	4.99%	5.04%	1.67%
	2019		0.35%	0.75%	13.36	14.45	43,860	615,116	25.78%	26.28%	1.31%
	2018		0.35%	0.75%	10.72	11.45	33,254	373,521	-13.04%	-12.99%	1.16%
Franklin Small Cap Value VIP Fund - Class 4
	2022		0.00%	1.65%	9.88	16.80	1,331,101	18,091,550	-11.58%	-10.11%	0.88%
	2021		0.00%	1.65%	13.58	18.78	1,116,862	17,478,328	23.12%	25.05%	0.88%
	2020		0.10%	1.65%	10.99	15.08	759,726	10,073,132	3.41%	5.03%	1.36%
	2019		0.10%	1.65%	10.60	14.41	717,767	9,346,379	24.16%	26.10%	0.91%
	2018		0.10%	1.65%	10.63	11.48	593,847	6,370,979	-14.43%	-13.09%	0.73%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2022		0.35%	0.75%	16.31	18.46	79,135	1,331,993	-34.02%	-33.75%	0.00%
	2021		0.35%	0.75%	24.71	27.88	66,935	1,706,238	9.43%	9.87%	0.00%
	2020		0.35%	0.75%	22.58	25.39	65,997	1,538,967	54.36%	54.98%	0.00%
	2019		0.35%	0.75%	14.83	16.39	48,238	730,956	31.28%	31.34%	0.00%
	2018		0.35%	0.40%	11.29	12.48	32,393	382,682	-5.53%	-5.49%	0.00%
Franklin Small-Mid Cap Growth VIP Fund - Class 4
	2022		0.00%	1.65%	6.47	18.06	748,399	10,915,509	-34.85%	-33.76%	0.00%
	2021		0.00%	1.65%	18.98	27.35	692,799	15,743,362	8.06%	9.75%	0.00%
	2020		0.10%	1.65%	17.51	24.97	630,879	13,631,540	52.47%	54.85%	0.00%
	2019		0.10%	1.65%	11.45	16.16	555,448	7,984,799	29.12%	31.13%	0.00%
	2018		0.10%	1.65%	11.60	12.35	477,717	5,536,817	-7.01%	-5.55%	0.00%
Goldman Sachs VIT Government Money Market Fund - Institutional Shares
	2022		0.40%	0.80%	10.00	10.35	90,898	938,358	0.79%	1.19%	2.24%
	2021		0.40%	0.80%	9.92	10.23	32,509	330,087	-0.79%	-0.39%	0.01%
	2020		0.40%	0.80%	10.00	10.27	31,244	318,585	-0.37%	0.03%	0.50%
	2019		0.40%	0.80%	10.04	10.27	47,589	486,543	1.30%	1.71%	2.09%
	2018		0.40%	0.80%	9.91	10.10	62,918	633,355	0.92%	1.33%	1.73%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Government Money Market Fund - Service Shares
	2022		0.30%	1.65%	$9.16	$10.30	2,047,033	$19,794,031	-0.27%	1.09%	1.48%
	2021		0.30%	1.65%	9.19	10.19	1,681,576	16,222,063	-1.63%	-0.29%	0.01%
	2020		0.30%	1.65%	9.34	10.22	2,756,876	26,767,743	-1.38%	-0.04%	0.23%
	2019		0.30%	1.65%	9.47	10.22	2,491,076	24,395,322	0.20%	1.56%	1.84%
	2018		0.30%	1.65%	9.45	10.06	2,387,748	23,299,366	-0.18%	1.18%	1.46%
Goldman Sachs VIT Large Cap Value Fund - Service Shares
	2022		0.60%	2.60%	20.56	33.02	3,811,093	110,457,708	-8.97%	-7.13%	1.05%
	2021		0.60%	2.60%	22.57	35.56	4,431,345	142,350,491	20.75%	23.19%	0.87%
	2020		0.60%	2.60%	18.69	28.86	5,431,793	142,101,185	1.08%	3.13%	1.17%
	2019		0.60%	2.60%	18.48	27.99	5,538,746	141,063,268	22.39%	24.86%	1.21%
	2018		0.60%	2.60%	15.09	22.42	6,191,236	126,845,108	-11.08%	-9.27%	1.00%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares
	2022		0.95%	1.65%	8.98	10.22	324,055	3,160,328	-8.14%	-7.49%	3.84%
	2021		0.95%	1.65%	9.77	11.05	262,683	2,752,056	2.94%	3.67%	1.42%
	2020		0.95%	1.65%	9.50	10.66	241,213	2,417,479	4.84%	5.57%	1.84%
	2019		0.95%	1.65%	9.06	10.10	249,085	2,333,418	6.83%	7.58%	2.61%
	2018		0.95%	1.65%	8.48	8.70	249,024	2,161,499	-8.62%	-8.11%	2.22%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares
	2022		0.35%	0.75%	10.35	11.04	144,522	1,592,960	-6.94%	-6.57%	3.51%
	2021		0.35%	0.75%	11.09	11.82	157,615	1,859,385	4.24%	4.66%	1.87%
	2020		0.35%	0.75%	10.60	11.29	79,700	894,929	6.27%	6.69%	2.33%
	2019		0.35%	0.75%	9.94	10.58	68,465	720,081	8.29%	8.73%	4.63%
	2018		0.35%	0.75%	9.14	9.73	21,054	202,565	-7.44%	-7.06%	3.47%
Goldman Sachs VIT Strategic Income Fund - Advisor Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.17%
Goldman Sachs VIT Strategic Income Fund - Institutional Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.66%
Guggenheim VT Long Short Equity
	2022		0.00%	1.65%	10.23	12.33	455,110	5,212,009	-15.79%	-14.39%	0.47%
	2021		0.00%	1.65%	12.11	14.45	451,839	6,060,083	21.77%	23.67%	0.69%
	2020		0.10%	1.65%	9.91	11.71	330,534	3,670,727	3.21%	4.82%	0.81%
	2019		0.10%	1.65%	9.58	11.19	378,329	4,043,131	3.81%	5.43%	0.57%
	2018		0.10%	1.65%	9.92	10.64	365,543	3,736,544	-14.36%	-13.02%	0.00%
Guggenheim VT Multi-Hedge Strategies
	2022		0.00%	1.65%	10.53	11.97	967,719	10,856,500	-4.87%	-3.29%	1.34%
	2021		0.00%	1.65%	10.89	12.41	729,389	8,557,830	6.34%	8.10%	0.00%
	2020		0.00%	1.65%	10.53	11.52	575,291	6,299,090	5.63%	7.28%	1.35%
	2019		0.10%	1.65%	9.97	10.76	473,670	4,851,999	3.29%	4.70%	2.38%
	2018		0.30%	1.65%	9.65	10.27	477,558	4,710,177	-6.63%	-5.36%	0.00%
Hartford Capital Appreciation HLS Fund - Class IA
	2022		0.40%	0.40%	19.19	19.19	4,494	86,231	-15.64%	-15.64%	0.93%
	2021		0.40%	0.40%	22.75	22.75	4,686	106,578	14.30%	14.30%	0.48%
	2020		0.40%	0.40%	19.90	19.90	4,679	93,109	21.43%	21.43%	1.00%
	2019		0.40%	0.40%	16.39	16.39	4,672	76,568	30.76%	30.76%	1.23%
	2018		0.40%	0.40%	12.53	12.53	4,665	58,474	-7.33%	-7.33%	0.75%
Hartford Capital Appreciation HLS Fund - Class IC
	2022		0.00%	1.65%	11.19	18.54	848,083	13,102,371	-17.10%	-15.71%	0.24%
	2021		0.00%	1.65%	15.49	22.07	932,677	17,526,560	12.32%	14.07%	0.03%
	2020		0.10%	1.65%	13.75	19.38	958,021	16,220,407	19.33%	21.20%	0.48%
	2019		0.10%	1.65%	11.48	16.03	968,891	13,944,694	28.49%	30.50%	1.01%
	2018		0.10%	1.65%	10.24	12.30	899,996	10,465,181	-8.93%	-7.51%	0.44%
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares
	2022		0.35%	0.75%	11.33	12.03	113,463	1,334,186	-27.68%	-27.38%	0.00%
	2021		0.35%	0.80%	15.13	16.56	113,597	1,835,930	9.34%	9.83%	0.00%
	2020		0.35%	0.80%	13.84	15.08	92,331	1,350,062	20.53%	21.08%	1.01%
	2019		0.35%	0.80%	11.48	12.45	67,327	803,467	27.58%	28.15%	1.04%
	2018		0.35%	0.80%	9.00	9.72	59,304	548,576	-20.06%	-19.70%	1.15%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares
	2022		0.00%	1.65%	$9.15	$12.50	1,299,468	$13,177,027	-28.36%	-27.16%	0.00%
	2021		0.00%	1.65%	12.73	17.18	1,353,246	19,096,569	8.32%	10.01%	0.00%
	2020		0.10%	1.65%	11.72	15.62	1,345,471	17,506,199	19.06%	20.92%	0.63%
	2019		0.10%	1.65%	9.81	12.91	1,475,585	16,258,622	25.86%	27.82%	0.71%
	2018		0.10%	1.65%	8.58	10.10	1,423,208	12,469,156	-20.87%	-19.63%	0.60%
Invesco V.I. American Franchise Fund - Series I Shares
	2022		1.40%	1.80%	10.32	17.85	101,815	1,730,167	-32.34%	-32.07%	0.00%
	2021		1.40%	1.80%	15.25	26.28	115,676	2,890,695	9.75%	10.37%	0.00%
	2020		1.40%	1.80%	13.90	23.81	141,921	3,225,824	39.55%	40.38%	0.07%
	2019		1.40%	1.80%	9.96	16.96	158,174	2,557,796	34.31%	34.86%	0.00%
	2018		1.40%	1.80%	7.41	12.58	180,290	2,134,044	-5.35%	-4.96%	0.00%
Invesco V.I. American Franchise Fund - Series II Shares
	2022		1.35%	1.90%	22.38	31.43	23,369	551,739	-32.59%	-32.22%	0.00%
	2021		1.35%	2.45%	33.19	46.37	24,106	862,512	8.99%	10.10%	0.00%
	2020		1.35%	2.45%	30.30	42.17	71,670	2,259,135	38.59%	40.03%	0.00%
	2019		1.35%	2.45%	21.75	30.11	74,439	1,682,864	33.14%	34.73%	0.00%
	2018		1.30%	2.45%	16.25	22.35	78,152	1,328,366	-6.18%	-5.11%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares
	2022		0.35%	0.75%	11.68	11.98	105,477	1,262,545	-14.99%	-14.65%	7.28%
	2021		0.35%	0.75%	13.74	14.04	112,214	1,573,971	8.73%	9.16%	3.16%
	2020		0.35%	0.75%	12.64	14.00	116,574	1,502,282	9.40%	9.84%	7.89%
	2019		0.35%	0.75%	11.55	12.76	117,307	1,376,482	14.35%	14.80%	0.00%
	2018		0.35%	0.75%	10.20	11.12	64,161	657,219	-6.83%	-6.79%	1.57%
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
	2022		0.10%	1.65%	10.18	12.88	869,252	10,054,528	-15.92%	-14.60%	7.01%
	2021		0.10%	1.65%	11.95	15.11	945,568	12,976,823	7.47%	8.91%	2.98%
	2020		0.30%	1.65%	11.30	13.51	973,150	12,389,796	8.19%	9.44%	7.49%
	2019		0.10%	1.65%	10.41	12.37	1,158,549	13,686,453	13.00%	14.77%	0.00%
	2018		0.10%	1.65%	10.37	10.84	1,119,612	11,799,469	-8.24%	-7.36%	1.29%
Invesco V.I. Comstock Fund - Series I Shares
	2022		0.35%	0.75%	18.50	19.62	126,586	2,400,568	0.37%	0.77%	2.21%
	2021		0.35%	0.75%	18.83	19.48	24,823	471,885	32.83%	32.89%	1.68%
	2020		0.35%	0.40%	14.17	14.67	25,747	369,225	-1.25%	-1.20%	2.49%
	2019		0.35%	0.40%	14.34	14.85	20,436	297,683	24.80%	24.86%	2.16%
	2018		0.35%	0.40%	11.90	11.90	12,328	145,372	-12.51%	-12.51%	1.80%
Invesco V.I. Comstock Fund - Series II Shares
	2022		0.00%	1.65%	13.25	19.37	2,167,543	33,241,833	-0.81%	0.85%	1.63%
	2021		0.00%	1.65%	13.32	19.27	811,508	13,265,044	30.87%	32.91%	1.84%
	2020		0.10%	1.65%	10.15	14.53	561,979	7,440,826	-2.71%	-1.19%	2.05%
	2019		0.10%	1.65%	10.40	14.73	596,983	8,185,352	22.90%	24.82%	1.77%
	2018		0.10%	1.65%	11.11	11.83	548,969	6,209,675	-13.80%	-12.45%	1.57%
Invesco V.I. Core Equity Fund - Series I Shares
	2022		1.40%	2.35%	15.03	29.12	220,059	4,581,483	-22.40%	-21.65%	0.89%
	2021		1.40%	2.35%	19.26	37.45	248,876	6,659,287	24.77%	25.96%	0.66%
	2020		1.40%	2.35%	15.35	29.96	272,343	5,761,569	11.20%	12.27%	1.34%
	2019		1.40%	2.35%	13.73	26.88	296,838	5,603,944	25.97%	27.17%	0.92%
	2018		1.40%	2.35%	10.84	21.30	335,446	5,001,761	-11.50%	-10.66%	0.89%
Invesco V.I. Core Equity Fund - Series II Shares
	2022		1.30%	2.65%	21.46	30.28	45,290	1,070,967	-22.82%	-21.78%	0.63%
	2021		1.30%	2.65%	27.61	38.71	45,226	1,373,234	24.05%	25.74%	0.43%
	2020		1.30%	2.65%	22.11	30.78	54,655	1,322,183	10.60%	12.10%	1.03%
	2019		1.30%	2.65%	19.85	27.46	61,289	1,326,705	25.30%	27.00%	0.17%
	2018		1.30%	2.65%	15.73	21.62	68,621	1,170,191	-11.89%	-10.78%	0.00%
Invesco V.I. Diversified Dividend Fund - Series I Shares
	2022		0.35%	0.35%	14.95	14.95	79,227	1,184,403	-2.02%	-2.02%	2.30%
	2021		0.35%	0.35%	15.26	15.26	39,454	601,997	18.48%	18.48%	1.93%
	2020		0.35%	0.40%	12.88	15.30	47,613	620,376	-0.26%	-0.21%	2.77%
	2019		0.35%	0.40%	12.91	15.33	58,955	768,072	24.59%	24.65%	3.16%
	2018		0.35%	0.40%	10.35	12.31	37,564	394,884	-7.94%	-7.90%	3.78%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Diversified Dividend Fund - Series II Shares
	2022		0.00%	1.65%	$11.04	$17.51	1,603,365	$24,614,502	-3.53%	-1.92%	1.73%
	2021		0.00%	1.65%	13.29	17.93	1,397,888	22,651,671	16.65%	18.48%	2.01%
	2020		0.10%	1.65%	11.36	15.19	1,280,565	17,952,700	-1.77%	-0.23%	2.91%
	2019		0.10%	1.65%	11.53	15.29	1,324,608	18,959,768	22.73%	24.65%	2.66%
	2018		0.10%	1.65%	10.55	12.32	1,465,453	17,127,260	-9.32%	-7.90%	2.16%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares
	2022		0.35%	1.85%	17.11	21.22	444,526	8,226,199	-13.42%	-12.11%	1.09%
	2021		0.35%	1.85%	19.76	24.15	397,135	8,394,359	26.81%	28.72%	1.21%
	2020		0.35%	2.05%	15.59	18.77	346,118	5,660,570	10.68%	12.35%	1.27%
	2019		0.35%	1.85%	14.45	16.72	373,549	5,460,830	27.89%	28.34%	2.40%
	2018		0.35%	0.70%	11.26	13.03	65,725	749,917	-8.24%	-8.20%	2.25%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
	2022		0.10%	3.30%	13.94	20.94	16,062,398	272,413,212	-14.92%	-12.15%	0.81%
	2021		0.10%	3.30%	16.12	23.88	16,211,890	318,950,401	24.70%	28.76%	1.10%
	2020		0.10%	3.30%	12.68	18.59	15,202,564	236,135,426	8.77%	12.30%	1.33%
	2019		0.10%	3.30%	11.43	16.58	13,948,568	196,609,698	24.29%	28.33%	1.67%
	2018		0.10%	3.30%	10.74	12.95	9,815,299	110,864,159	-11.09%	-8.20%	1.14%
Invesco V.I. Equity and Income Fund - Series I Shares
	2022		0.35%	0.35%	15.51	15.51	59,049	915,886	-7.83%	-7.83%	1.75%
	2021		0.35%	0.35%	16.83	16.83	27,550	463,647	18.24%	18.24%	2.54%
	2020		0.35%	0.35%	14.23	14.23	3,342	47,570	9.57%	9.57%	2.47%
	2019		0.35%	0.35%	12.99	12.99	3,527	45,823	19.94%	19.94%	2.55%
	2018		0.35%	0.35%	10.83	10.83	3,693	39,997	-9.82%	-9.82%	2.20%
Invesco V.I. Equity and Income Fund - Series II Shares
	2022		0.00%	1.65%	9.33	16.00	1,052,061	14,765,621	-9.23%	-7.71%	1.50%
	2021		0.00%	1.65%	13.30	17.43	784,608	12,702,304	16.41%	18.24%	1.67%
	2020		0.10%	1.65%	11.39	14.80	811,963	11,377,077	7.86%	9.55%	2.17%
	2019		0.10%	1.65%	10.60	13.97	922,561	12,115,489	18.05%	19.89%	2.17%
	2018		0.10%	1.65%	10.64	11.67	1,199,440	13,403,180	-11.21%	-9.82%	1.98%
Invesco V.I. EQV International Equity Fund - Series I Shares
	2022		0.35%	3.20%	10.48	30.49	169,758	2,490,240	-20.88%	-18.59%	1.85%
	2021		0.35%	3.20%	13.24	38.01	141,077	2,676,292	2.55%	5.52%	1.28%
	2020		0.35%	3.20%	12.91	36.57	141,766	2,757,658	10.40%	13.60%	2.51%
	2019		0.35%	3.20%	11.55	32.68	118,734	2,081,486	24.77%	28.13%	1.50%
	2018		0.35%	3.00%	9.14	25.89	128,582	1,837,051	-17.24%	-15.32%	2.08%
Invesco V.I. EQV International Equity Fund - Series II Shares
	2022		0.00%	3.30%	9.31	30.23	3,543,997	72,655,962	-21.15%	-18.50%	1.44%
	2021		0.00%	3.30%	11.81	37.58	3,537,872	91,553,956	2.19%	5.50%	1.10%
	2020		0.10%	3.30%	11.56	36.05	3,307,565	82,073,552	10.05%	13.63%	2.16%
	2019		0.10%	3.30%	10.50	32.11	3,354,808	75,031,915	24.08%	28.11%	1.34%
	2018		0.10%	3.30%	8.40	25.37	2,963,605	52,694,832	-17.92%	-15.29%	1.94%
Invesco V.I. Global Fund - Series II Shares
	2022		0.65%	2.20%	18.61	37.62	188,758	5,996,884	-33.42%	-32.38%	0.00%
	2021		0.65%	2.20%	27.92	55.63	173,969	8,366,964	12.65%	14.42%	0.00%
	2020		0.65%	2.20%	24.74	48.62	209,459	8,798,039	24.57%	26.51%	0.42%
	2019		0.65%	2.55%	19.83	38.43	258,694	8,582,552	28.60%	30.60%	0.63%
	2018		0.65%	2.20%	15.40	29.42	297,879	7,555,174	-15.28%	-13.95%	0.76%
Invesco V.I. Main Street Small Cap Fund® - Series I Shares
	2022		0.35%	0.75%	16.64	19.16	98,979	1,696,549	-16.46%	-16.13%	0.57%
	2021		0.35%	0.75%	19.92	22.86	84,786	1,738,925	21.64%	22.12%	0.34%
	2020		0.35%	0.75%	16.38	18.73	112,109	1,901,289	19.03%	19.51%	0.94%
	2019		0.35%	0.75%	13.76	15.68	38,838	571,950	25.53%	26.03%	0.20%
	2018		0.35%	0.75%	11.07	12.45	51,206	620,961	-10.68%	-10.64%	0.28%
Invesco V.I. Main Street Small Cap Fund® - Series II Shares
	2022		0.00%	1.65%	8.78	18.91	1,476,740	21,961,700	-17.42%	-16.04%	0.25%
	2021		0.00%	1.65%	14.85	22.60	1,317,128	25,105,654	20.26%	22.26%	0.20%
	2020		0.00%	1.65%	12.55	18.54	1,102,313	18,283,281	17.68%	19.52%	0.36%
	2019		0.10%	1.65%	10.63	15.54	1,195,112	17,135,467	24.07%	26.01%	0.00%
	2018		0.10%	1.65%	11.54	12.36	949,678	11,092,256	-12.00%	-10.63%	0.06%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Janus Henderson Balanced Portfolio - Service Shares
	2022		1.30%	2.75%	$22.05	$34.56	366,486	$11,889,833	-18.88%	-17.70%	0.94%
	2021		1.30%	2.75%	27.18	41.99	404,257	15,970,597	13.74%	15.40%	0.67%
	2020		1.30%	2.75%	21.09	36.39	436,090	14,946,703	10.94%	12.56%	1.46%
	2019		1.30%	2.75%	19.00	32.33	498,402	15,219,007	18.96%	20.69%	1.66%
	2018		1.30%	2.75%	15.96	26.79	505,687	12,820,064	-2.30%	-0.87%	1.80%
Janus Henderson Enterprise Portfolio - Service Shares
	2022		1.30%	2.65%	39.80	72.52	77,104	4,676,207	-18.35%	-17.23%	0.08%
	2021		1.30%	2.65%	48.55	87.62	83,647	6,154,199	13.49%	15.04%	0.25%
	2020		1.30%	2.65%	42.61	76.17	120,278	7,555,666	16.07%	17.64%	0.00%
	2019		1.30%	2.65%	36.56	64.74	132,885	7,137,194	31.63%	33.41%	0.05%
	2018		1.30%	2.65%	26.76	48.53	149,727	6,071,716	-3.26%	-1.94%	0.11%
Janus Henderson Global Research Portfolio - Service Shares
	2022		1.35%	2.20%	21.11	28.45	19,422	442,133	-21.36%	-20.69%	0.89%
	2021		1.35%	2.20%	26.78	35.88	21,725	623,350	15.10%	16.20%	0.36%
	2020		1.35%	2.20%	23.18	30.87	22,724	560,222	17.05%	18.15%	0.52%
	2019		1.35%	2.20%	19.73	26.13	28,434	597,262	25.83%	26.98%	0.83%
	2018		1.35%	2.20%	15.63	20.58	37,020	626,421	-9.11%	-8.33%	0.96%
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
	2022		0.35%	2.05%	8.98	9.96	648,535	6,413,294	-14.35%	-12.88%	2.00%
	2021		0.35%	2.05%	10.48	11.44	691,807	7,859,354	-3.36%	-1.70%	1.83%
	2020		0.35%	2.05%	10.84	11.64	558,724	6,468,124	5.66%	7.47%	1.99%
	2019		0.35%	2.05%	10.71	10.83	410,701	4,426,567	7.42%	7.80%	2.18%
	2018		0.35%	0.70%	9.97	10.04	190,274	1,905,578	-0.65%	-0.30%	2.20%
JPMorgan Insurance Trust Core Bond Portfolio - Class 2
	2022		0.00%	3.30%	8.19	10.07	21,436,208	196,437,384	-15.57%	-12.74%	1.69%
	2021		0.00%	3.30%	9.70	11.55	20,669,180	220,288,614	-4.86%	-1.76%	1.75%
	2020		0.10%	3.30%	10.19	11.64	20,798,875	228,826,408	4.19%	7.57%	1.84%
	2019		0.10%	3.30%	9.78	10.85	12,977,026	134,203,891	4.37%	7.76%	2.19%
	2018		0.10%	3.30%	9.40	10.04	8,070,092	78,588,013	-3.32%	-0.33%	2.18%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2
	2022		0.30%	2.85%	10.71	13.03	337,473	4,010,465	-20.14%	-18.07%	1.42%
	2021		0.30%	2.85%	13.41	15.53	363,273	5,321,740	6.19%	8.56%	0.82%
	2020		0.65%	2.85%	12.63	14.31	378,517	5,150,441	12.16%	14.65%	1.69%
	2019		0.30%	2.85%	11.29	12.69	432,375	5,174,838	13.36%	16.22%	2.04%
	2018		0.30%	2.95%	9.96	10.92	549,211	5,691,991	-8.90%	-6.59%	0.00%
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	2022		0.35%	0.40%	12.02	12.22	33,779	406,418	-12.65%	-12.60%	3.86%
	2021		0.35%	0.40%	13.75	13.75	34,110	469,603	8.13%	8.13%	2.93%
	2020		0.35%	0.35%	12.72	12.72	32,246	410,048	5.08%	5.08%	3.41%
	2019		0.35%	0.35%	12.10	12.10	28,554	345,550	14.16%	14.16%	4.51%
	2018		0.35%	0.35%	10.60	10.60	4,859	51,509	-4.97%	-4.97%	0.00%
JPMorgan Insurance Trust Income Builder Portfolio - Class 2
	2022		0.10%	1.65%	10.24	12.14	358,504	3,915,940	-13.94%	-12.59%	3.62%
	2021		0.10%	1.65%	11.87	13.89	393,770	4,990,123	6.45%	8.11%	2.64%
	2020		0.10%	1.65%	11.12	12.85	394,554	4,675,388	3.49%	5.11%	3.26%
	2019		0.10%	1.65%	10.71	12.24	392,098	4,466,970	12.40%	14.15%	3.27%
	2018		0.10%	1.65%	10.22	10.74	302,417	3,101,853	-6.47%	-5.01%	0.00%
Lincoln iShares® Fixed Income Allocation Fund - Standard Class
	2021		0.75%	0.75%	11.56	11.56	4,172	48,239	-2.33%	-2.33%	1.40%
	2020	8/27/20	0.75%	0.75%	11.84	11.84	4,378	51,826	0.41%	0.41%	1.63%
Lincoln iShares® Global Growth Allocation Fund - Standard Class
	2021		0.75%	0.75%	16.34	16.34	35,908	586,698	13.06%	13.06%	1.77%
	2020		0.75%	0.75%	14.45	14.45	45,407	656,216	12.45%	12.45%	1.65%
	2019		0.75%	0.75%	12.85	12.85	45,795	588,554	21.04%	21.04%	2.64%
	2018		0.75%	0.75%	10.62	10.62	46,187	490,404	-7.17%	-7.17%	2.01%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class
	2021		0.75%	0.75%	$16.41	$16.41	41,049	$673,528	14.64%	14.64%	1.25%
	2020		0.75%	0.75%	14.31	14.31	52,088	745,490	11.32%	11.32%	1.72%
	2019		0.75%	0.75%	12.86	12.86	86,633	1,113,835	20.06%	20.06%	2.13%
	2018		0.75%	0.75%	10.71	10.71	88,973	952,775	-4.28%	-4.28%	2.02%
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class
	2022		0.00%	0.00%	8.10	8.10	46,580	373,907	-20.38%	-20.38%	0.31%
	2021	12/20/21	0.00%	0.00%	10.18	10.18	38,843	395,345	2.22%	2.22%	0.00%
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class
	2022		0.95%	1.25%	8.90	8.94	45,584	407,984	-15.67%	-15.42%	0.00%
	2021	11/19/21	0.95%	1.25%	10.55	10.57	2,389	25,221	-0.08%	0.33%	0.94%
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class
	2022	4/21/22	0.95%	1.25%	8.58	8.60	43,473	373,831	-11.78%	-10.73%	0.40%
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class
	2022		0.95%	1.35%	8.37	8.41	88,785	751,814	-18.52%	-18.19%	0.00%
	2021	9/20/21	0.95%	1.35%	10.27	10.28	10,744	110,407	0.03%	2.32%	1.59%
Lincoln S&P 500 Buffer Fund Aug - Service Class
	2022		0.95%	1.25%	9.26	9.30	120,703	1,123,906	-10.37%	-10.10%	0.00%
	2021	8/25/21	0.95%	1.25%	10.33	10.35	33,614	347,749	0.73%	2.72%	1.62%
Lincoln S&P 500 Buffer Fund Feb - Service Class
	2022	3/10/22	0.00%	1.65%	9.48	9.62	136,386	1,300,030	-5.25%	5.48%	1.25%
Lincoln S&P 500 Buffer Fund May - Service Class
	2022		0.40%	1.25%	9.76	9.90	111,699	1,100,290	-8.04%	-7.25%	0.34%
	2021	10/1/21	0.40%	1.25%	10.61	10.67	18,855	200,650	0.57%	3.49%	1.12%
Lincoln S&P 500 Buffer Fund Nov - Service Class
	2022		0.95%	0.95%	9.32	9.32	119,874	1,117,194	-7.54%	-7.54%	0.00%
	2021	11/23/21	0.95%	0.95%	10.09	10.09	2,690	27,132	0.98%	0.98%	0.60%
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class
	2022	6/2/22	0.00%	1.65%	9.41	9.63	380,682	3,620,188	-3.75%	1.68%	1.38%
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class
	2022	3/10/22	0.10%	1.65%	9.70	9.84	90,993	886,529	-2.70%	0.32%	0.86%
Lincoln S&P 500 Ultra Buffer Fund May - Service Class
	2022		0.95%	0.95%	9.88	9.88	237,442	2,354,915	-3.98%	-3.98%	1.20%
	2021	10/14/21	0.95%	0.95%	10.28	10.28	6,570	67,573	0.90%	0.90%	0.98%
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class
	2022		0.00%	0.00%	9.88	9.88	150,978	1,472,038	-1.75%	-1.75%	0.00%
	2021	12/17/21	0.00%	0.00%	10.05	10.05	10,034	100,864	1.19%	1.19%	0.58%
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC
	2022		0.00%	1.65%	8.53	12.45	3,703,563	40,427,493	-14.23%	-12.80%	3.91%
	2021		0.00%	1.65%	11.56	14.32	4,555,378	58,913,412	1.59%	3.17%	3.62%
	2020		0.10%	1.65%	11.35	13.90	2,923,695	37,322,489	5.55%	7.20%	3.96%
	2019		0.10%	1.65%	10.72	13.00	3,154,345	38,351,237	11.50%	13.24%	4.40%
	2018		0.10%	1.65%	10.58	11.50	2,429,178	26,553,598	-5.59%	-4.11%	4.87%
Lord Abbett Series Fund Developing Growth Portfolio - Class VC
	2022		0.00%	1.65%	8.39	19.98	1,432,280	21,344,479	-37.03%	-35.98%	0.00%
	2021		0.00%	1.65%	18.98	31.24	1,453,315	35,072,730	-4.34%	-2.84%	0.00%
	2020		0.10%	1.65%	19.78	32.15	1,275,046	33,451,706	69.78%	72.43%	0.00%
	2019		0.10%	1.65%	11.61	18.65	1,165,687	18,429,499	29.61%	31.63%	0.00%
	2018		0.10%	1.65%	12.48	14.17	946,779	12,021,337	3.17%	4.78%	0.00%
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC
	2022		0.65%	2.55%	19.16	36.22	324,860	10,184,570	-14.20%	-12.55%	0.99%
	2021		0.65%	2.55%	22.33	41.42	385,495	14,061,994	24.11%	26.49%	0.78%
	2020		0.65%	2.55%	17.99	32.75	469,085	13,552,228	-0.79%	1.11%	1.26%
	2019		0.65%	2.55%	18.13	32.39	469,612	13,446,981	18.46%	20.73%	1.23%
	2018		0.65%	2.55%	15.31	26.83	523,001	12,464,299	-10.47%	-8.75%	1.45%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC
	2022		0.00%	1.65%	$9.22	$10.85	4,794,941	$48,509,500	-6.61%	-5.06%	2.93%
	2021		0.00%	1.65%	10.19	11.46	4,404,036	47,346,291	-1.02%	0.53%	2.37%
	2020		0.10%	1.65%	10.45	11.43	3,976,118	42,929,962	1.44%	3.03%	2.78%
	2019		0.10%	1.65%	10.30	11.11	3,924,042	41,481,075	3.34%	4.95%	3.74%
	2018		0.10%	1.65%	9.97	10.61	3,308,018	33,646,714	-0.50%	1.05%	3.66%
LVIP American Balanced Allocation Fund - Service Class
	2022		0.00%	1.65%	8.79	14.59	6,508,852	80,890,933	-16.31%	-14.92%	1.72%
	2021		0.00%	1.65%	13.51	17.20	6,021,640	90,599,465	8.44%	10.13%	2.29%
	2020		0.10%	1.65%	12.42	15.65	4,997,719	70,890,514	14.08%	15.86%	1.72%
	2019		0.10%	1.65%	10.86	13.54	4,691,616	58,819,179	15.30%	17.10%	2.32%
	2018		0.10%	1.65%	10.88	11.58	4,091,681	45,133,934	-5.96%	-4.49%	1.83%
LVIP American Balanced Allocation Fund - Standard Class
	2022		0.35%	1.70%	13.55	18.25	904,467	13,418,685	-16.07%	-14.93%	2.02%
	2021		0.35%	1.70%	16.00	21.51	854,143	15,084,088	8.76%	10.24%	2.48%
	2020		0.35%	1.70%	14.57	19.56	838,421	13,590,774	14.42%	15.98%	2.13%
	2019		0.35%	1.70%	12.61	16.83	685,092	9,817,051	15.65%	17.22%	2.90%
	2018		0.35%	1.70%	10.87	14.40	534,965	6,673,855	-5.67%	-4.39%	2.13%
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
	2022		0.20%	3.25%	12.09	18.23	26,937,760	451,029,374	-10.68%	-7.91%	1.69%
	2021		0.20%	3.25%	13.48	19.88	29,764,686	548,777,462	16.93%	20.54%	0.94%
	2020		0.20%	3.25%	13.09	16.55	32,313,869	500,987,004	1.47%	4.61%	0.76%
	2019		0.20%	3.25%	13.03	15.89	32,030,137	480,547,031	23.34%	27.11%	3.15%
	2018		0.20%	3.20%	11.02	12.55	28,801,703	343,993,551	-13.66%	-11.38%	0.90%
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
	2022		1.25%	2.85%	10.25	11.67	2,685,480	30,721,000	-18.19%	-16.87%	1.87%
	2021		1.25%	2.85%	12.52	13.99	2,736,760	37,760,651	5.91%	7.57%	2.40%
	2020		1.30%	2.85%	11.81	13.00	2,839,882	36,506,888	6.62%	8.29%	1.59%
	2019		1.30%	2.85%	11.08	12.01	2,858,788	33,991,163	12.69%	14.45%	2.28%
	2018		1.30%	2.85%	9.82	10.49	2,711,429	28,203,436	-6.06%	-4.64%	1.72%
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class
	2022		0.65%	0.90%	14.71	15.11	26,906	397,330	-16.29%	-16.08%	2.19%
	2021		0.65%	0.90%	17.58	18.01	27,959	493,048	8.38%	8.65%	2.75%
	2020		0.65%	0.90%	16.22	16.58	29,267	476,018	9.11%	9.39%	1.94%
	2019		0.65%	0.90%	14.86	15.15	30,174	449,767	15.31%	15.60%	2.55%
	2018		0.65%	0.90%	12.89	13.11	32,040	414,302	-3.93%	-3.69%	1.59%
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
	2022		1.25%	2.90%	10.11	11.61	6,194,098	70,665,963	-20.75%	-19.43%	1.17%
	2021		1.25%	2.90%	12.76	14.36	6,676,468	94,720,926	7.62%	9.35%	1.78%
	2020		1.30%	2.90%	11.86	13.14	6,903,068	89,697,706	7.35%	9.08%	1.16%
	2019		1.30%	2.90%	11.05	12.04	7,126,604	85,049,722	13.62%	15.45%	1.75%
	2018		1.30%	2.90%	9.77	10.45	7,001,878	72,491,760	-6.99%	-5.54%	1.23%
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
	2022		0.65%	0.90%	15.06	15.47	24,914	385,350	-18.86%	-18.66%	1.56%
	2021		0.65%	0.90%	18.56	19.02	25,219	479,566	10.18%	10.45%	2.26%
	2020		0.65%	0.90%	16.85	17.22	25,788	444,004	9.91%	10.18%	1.47%
	2019		0.65%	1.70%	14.40	15.63	28,100	436,981	15.39%	16.61%	2.09%
	2018		0.65%	1.70%	12.48	13.41	28,726	383,216	-5.58%	-4.58%	1.55%
LVIP American Global Growth Fund - Service Class II
	2022		0.20%	3.30%	11.35	32.46	10,116,319	281,445,949	-27.46%	-25.17%	0.54%
	2021		0.20%	3.30%	15.35	43.56	11,932,321	434,860,369	12.26%	15.79%	0.00%
	2020		0.20%	3.30%	18.40	37.77	11,274,173	369,121,650	25.77%	29.73%	0.00%
	2019		0.20%	3.30%	14.63	29.23	11,691,185	304,248,747	30.40%	34.51%	1.32%
	2018		0.20%	3.30%	11.22	21.82	10,985,346	215,709,417	-12.34%	-9.57%	0.79%
LVIP American Global Small Capitalization Fund - Service Class II
	2022		0.20%	3.15%	10.66	21.04	3,030,353	54,945,845	-32.03%	-29.99%	4.27%
	2021		0.20%	3.15%	18.35	30.18	3,006,936	79,440,835	3.00%	6.08%	0.00%
	2020		0.20%	3.15%	17.82	28.56	3,188,298	81,409,181	25.22%	28.97%	0.00%
	2019		0.20%	3.20%	14.16	22.23	3,627,189	72,776,761	26.88%	30.63%	1.38%
	2018		0.30%	3.20%	10.93	17.07	4,160,325	64,907,233	-13.66%	-11.17%	0.67%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Growth Allocation Fund - Service Class
	2022		0.00%	1.65%	$8.70	$15.01	4,062,185	$51,708,759	-17.33%	-15.96%	1.20%
	2021		0.00%	1.65%	13.64	17.91	4,351,373	67,679,917	8.70%	10.39%	2.06%
	2020		0.10%	1.65%	12.51	16.26	3,369,150	49,676,990	14.88%	16.68%	1.32%
	2019		0.10%	1.65%	10.86	13.96	3,328,354	43,219,315	17.25%	19.08%	2.06%
	2018		0.10%	1.65%	11.04	11.75	3,338,749	37,339,501	-6.89%	-5.43%	1.82%
LVIP American Growth Allocation Fund - Standard Class
	2022		0.35%	1.70%	14.22	19.15	484,107	7,058,260	-17.08%	-15.95%	1.62%
	2021		0.35%	1.70%	16.94	22.85	471,642	8,198,290	9.02%	10.50%	2.55%
	2020		0.35%	1.70%	15.36	20.73	368,516	5,828,665	15.24%	16.80%	1.68%
	2019		0.35%	1.70%	13.17	17.79	339,983	4,668,395	17.59%	19.19%	4.04%
	2018		0.35%	1.70%	11.06	14.96	128,037	1,572,983	-6.60%	-5.33%	2.21%
LVIP American Growth Fund - Service Class II
	2022		0.20%	3.30%	11.99	45.29	32,932,000	1,248,882,049	-32.46%	-30.33%	1.60%
	2021		0.20%	3.30%	17.43	65.27	30,098,487	1,676,915,034	17.63%	21.33%	0.55%
	2020		0.20%	3.30%	21.61	54.01	28,279,433	1,334,869,578	46.63%	51.24%	0.00%
	2019		0.20%	3.30%	14.34	35.85	29,873,629	952,636,064	26.07%	30.04%	1.92%
	2018		0.20%	3.30%	13.01	27.68	25,698,923	641,674,430	-3.87%	-0.84%	0.43%
LVIP American Growth-Income Fund - Service Class II
	2022		0.20%	3.30%	12.32	37.47	32,772,728	1,035,694,611	-19.51%	-16.97%	2.39%
	2021		0.20%	3.30%	15.03	45.31	32,284,511	1,260,805,738	19.67%	23.44%	0.78%
	2020		0.20%	3.30%	15.35	36.85	31,377,936	1,009,688,274	9.47%	12.91%	1.45%
	2019		0.20%	3.30%	13.64	32.77	28,746,622	834,035,032	21.62%	25.45%	2.80%
	2018		0.20%	3.30%	12.11	26.23	23,957,899	564,173,304	-5.33%	-2.34%	1.60%
LVIP American Income Allocation Fund - Standard Class
	2022		0.50%	1.85%	12.54	14.05	15,371	199,359	-14.98%	-13.83%	2.36%
	2021		0.50%	1.85%	16.24	16.50	16,451	248,966	5.42%	5.58%	4.39%
	2020		1.70%	1.85%	15.40	15.63	5,044	78,679	12.08%	12.25%	2.30%
	2019		0.65%	1.85%	13.74	15.25	5,724	80,110	12.20%	13.55%	2.42%
	2018		0.65%	1.85%	12.25	13.43	6,099	75,876	-4.35%	-3.18%	2.13%
LVIP American International Fund - Service Class II
	2022		0.20%	3.25%	9.17	16.32	18,495,421	255,728,033	-23.60%	-21.23%	2.44%
	2021		0.20%	3.25%	11.96	20.80	15,390,028	280,015,019	-4.98%	-2.04%	2.14%
	2020		0.20%	3.30%	12.23	21.32	14,793,899	278,645,484	9.88%	13.35%	0.26%
	2019		0.20%	3.30%	11.37	18.89	14,891,906	251,140,717	18.52%	22.19%	1.37%
	2018		0.20%	3.25%	9.56	15.52	14,438,870	202,542,084	-16.27%	-13.67%	2.85%
LVIP American Preservation Fund - Service Class
	2022		0.00%	1.65%	8.88	10.23	1,868,203	17,524,971	-8.49%	-6.97%	1.58%
	2021		0.00%	1.65%	9.71	11.03	2,053,418	21,097,210	-2.49%	-0.96%	2.15%
	2020		0.10%	1.65%	9.96	11.16	2,660,087	27,890,654	3.71%	5.33%	1.58%
	2019		0.10%	1.65%	9.60	10.61	888,500	8,799,619	2.36%	3.96%	1.99%
	2018		0.10%	1.65%	9.38	10.23	809,961	7,804,507	-1.14%	0.40%	1.65%
LVIP American Preservation Fund - Standard Class
	2022		0.40%	1.90%	8.98	10.45	24,725	245,803	-8.40%	-7.02%	2.13%
	2021		0.40%	1.90%	9.80	11.24	25,787	272,881	-2.39%	-0.92%	1.94%
	2020		0.40%	1.90%	10.04	11.34	58,728	652,270	3.83%	5.40%	2.07%
	2019		0.40%	1.90%	9.67	10.76	21,681	221,984	2.45%	3.99%	1.79%
	2018		0.40%	1.90%	9.44	10.25	18,838	186,960	-1.04%	0.25%	1.98%
LVIP Baron Growth Opportunities Fund - Service Class
	2022		0.00%	3.45%	8.15	38.72	9,293,699	271,561,655	-28.35%	-25.83%	0.00%
	2021		0.00%	3.45%	14.57	52.62	8,843,450	360,971,921	14.69%	18.72%	0.00%
	2020		0.00%	3.45%	18.92	45.65	8,712,878	318,627,707	29.54%	33.95%	0.00%
	2019		0.10%	3.45%	14.19	35.07	9,348,593	262,267,497	31.76%	36.25%	0.00%
	2018		0.10%	3.45%	11.29	26.48	9,056,833	190,412,417	-7.05%	-4.03%	0.00%
LVIP Baron Growth Opportunities Fund - Standard Class
	2022		0.35%	0.80%	18.79	21.03	72,561	1,450,095	-26.24%	-25.90%	0.00%
	2021		0.35%	0.80%	25.45	28.39	83,409	2,249,192	18.07%	18.60%	0.00%
	2020		0.35%	0.80%	21.55	23.95	75,633	1,733,926	33.34%	33.94%	0.00%
	2019		0.35%	0.80%	16.15	17.89	63,884	1,106,079	35.64%	36.25%	0.00%
	2018		0.35%	0.80%	12.02	13.14	58,096	749,952	-4.46%	-4.03%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Advantage Allocation Fund - Service Class
	2022		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.92%
	2021		0.10%	3.25%	12.66	17.34	884,830	14,324,408	4.00%	7.34%	1.08%
	2020		0.10%	3.25%	11.97	16.32	800,266	12,243,590	9.24%	12.74%	1.57%
	2019		0.10%	3.25%	10.82	14.63	689,269	9,492,636	12.66%	16.03%	2.92%
	2018		0.30%	3.25%	10.00	12.72	402,976	4,900,725	-8.62%	-5.88%	2.75%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.03%
	2021		0.35%	1.85%	14.33	16.62	37,384	537,241	5.73%	7.33%	1.32%
	2020		0.35%	1.85%	13.92	15.72	37,651	504,228	11.05%	12.56%	2.60%
	2019		0.50%	1.85%	12.36	14.15	1,588	20,654	14.53%	16.08%	2.57%
	2018	1/22/18	0.50%	1.85%	10.65	12.36	1,685	18,973	-8.52%	-5.80%	2.56%
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
	2022		0.10%	3.20%	11.96	23.27	72,661,883	1,333,601,945	-5.60%	-2.63%	2.03%
	2021		0.10%	3.20%	12.87	24.02	78,748,772	1,507,964,616	18.90%	22.64%	1.80%
	2020		0.10%	3.20%	10.65	19.68	88,276,646	1,398,802,832	-2.31%	0.77%	1.91%
	2019		0.10%	3.20%	10.94	19.85	84,720,363	1,349,908,838	14.57%	18.18%	2.24%
	2018		0.10%	3.20%	11.07	17.28	61,260,076	835,504,027	-11.03%	-8.23%	2.06%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2022		0.35%	0.75%	15.65	31.21	14,506	324,428	-3.01%	-2.62%	2.30%
	2021		0.35%	0.75%	16.14	32.13	16,630	384,792	22.15%	22.64%	2.01%
	2020		0.35%	0.75%	13.21	26.26	28,718	484,626	0.36%	0.76%	2.00%
	2019		0.35%	0.75%	13.16	26.13	29,472	497,111	17.70%	18.18%	1.94%
	2018		0.35%	0.75%	11.18	22.16	14,163	257,271	-8.60%	-8.46%	1.60%
LVIP BlackRock Global Allocation Fund - Service Class
	2022	6/3/22	0.00%	3.45%	8.01	20.01	49,703,142	829,787,029	-6.95%	5.70%	0.23%
LVIP BlackRock Global Allocation Fund - Standard Class
	2022	6/3/22	0.35%	2.20%	8.14	20.83	488,798	7,049,196	-6.14%	1.67%	0.38%
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
	2022		0.30%	3.45%	8.56	11.71	62,723,157	643,710,175	-20.85%	-18.31%	2.46%
	2021		0.20%	3.45%	10.80	14.33	68,181,919	867,936,685	3.72%	7.04%	4.45%
	2020		0.30%	3.45%	10.39	13.39	72,284,230	870,741,518	6.67%	10.09%	1.59%
	2019		0.30%	3.45%	9.73	12.16	77,669,194	860,861,024	12.28%	15.88%	1.55%
	2018		0.30%	3.45%	8.90	10.50	84,715,124	820,794,992	-10.70%	-7.84%	0.00%
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class
	2022		0.90%	1.70%	10.56	11.41	5,352	57,603	-19.17%	-18.52%	2.81%
	2021		0.90%	1.70%	13.06	14.00	5,596	74,358	5.92%	6.77%	4.81%
	2020		0.90%	1.70%	12.33	13.11	5,735	71,816	8.94%	9.82%	0.97%
	2019		0.60%	1.70%	11.32	12.18	13,047	154,629	14.67%	15.93%	2.28%
	2018		0.60%	1.70%	9.87	10.51	14,909	153,276	-8.80%	-7.79%	0.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
	2022		0.20%	3.25%	9.34	12.11	31,341,525	357,834,552	-19.48%	-16.98%	1.16%
	2021		0.20%	3.25%	11.49	14.63	33,142,562	461,645,617	8.72%	12.08%	0.94%
	2020		0.20%	3.25%	11.59	13.09	35,366,087	445,342,297	-1.63%	1.42%	1.16%
	2019		0.20%	3.25%	11.79	12.96	35,100,790	441,261,497	13.88%	17.29%	1.87%
	2018		0.30%	3.25%	10.35	11.09	28,030,975	303,690,566	-6.43%	-3.63%	1.79%
LVIP BlackRock Global Real Estate Fund - Service Class
	2022		0.00%	3.20%	7.33	16.35	7,884,637	71,681,659	-31.07%	-28.82%	1.34%
	2021		0.00%	3.20%	10.60	23.66	7,935,706	102,574,460	23.68%	27.57%	6.53%
	2020		0.10%	3.20%	8.54	19.08	8,816,878	90,210,140	-5.52%	-2.54%	5.31%
	2019		0.10%	3.20%	9.01	20.15	8,939,935	95,284,039	20.68%	24.48%	3.24%
	2018		0.10%	3.20%	7.44	16.65	10,004,550	86,836,986	-11.45%	-8.66%	3.49%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2022		0.35%	0.75%	9.87	11.50	212,284	2,195,824	-29.18%	-28.89%	1.68%
	2021		0.35%	0.75%	13.94	16.18	204,814	2,977,667	27.06%	27.57%	7.12%
	2020		0.35%	0.75%	10.97	12.69	177,657	2,033,936	-2.94%	-2.55%	5.91%
	2019		0.35%	0.75%	11.30	13.03	131,255	1,555,290	23.98%	24.48%	3.90%
	2018		0.35%	0.75%	9.20	10.47	118,986	1,137,599	-8.71%	-8.66%	4.99%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Inflation Protected Bond Fund - Service Class
	2022		0.00%	3.50%	$7.74	$11.82	77,529,454	$811,065,295	-8.22%	-4.95%	8.84%
	2021		0.00%	3.50%	8.42	12.51	79,801,226	889,724,191	0.82%	4.41%	6.66%
	2020		0.00%	3.50%	8.33	12.06	67,279,290	729,291,156	1.40%	4.91%	0.16%
	2019		0.10%	3.50%	8.19	11.56	69,889,718	732,840,789	2.25%	5.52%	2.00%
	2018		0.10%	3.25%	8.01	11.02	73,109,637	737,319,451	-3.18%	-0.08%	4.58%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2022		0.35%	2.25%	9.24	12.25	1,323,950	14,732,276	-6.82%	-5.04%	8.81%
	2021		0.35%	2.25%	9.92	12.93	1,229,225	14,422,156	2.34%	4.31%	8.84%
	2020		0.35%	2.25%	9.69	12.43	551,729	6,251,497	2.93%	4.91%	0.18%
	2019		0.35%	2.25%	9.42	11.88	363,651	3,986,889	3.54%	5.52%	2.31%
	2018		0.35%	2.25%	9.09	11.28	369,976	3,854,552	-1.96%	-0.08%	6.34%
LVIP BlackRock Multi-Asset Income Fund - Service Class
	2018	10/3/18	0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.01%
LVIP BlackRock Multi-Asset Income Fund - Standard Class
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.39%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
	2022		0.20%	3.20%	9.70	12.82	41,277,156	499,480,438	-19.43%	-16.97%	1.07%
	2021		0.20%	3.20%	11.92	15.51	42,306,688	624,692,021	10.66%	14.03%	0.92%
	2020		0.20%	3.20%	10.67	13.66	44,063,125	578,233,639	-0.26%	2.78%	1.12%
	2019		0.20%	3.25%	12.17	13.35	38,877,685	502,645,730	14.74%	18.24%	1.66%
	2018		0.20%	3.20%	10.60	11.34	27,163,811	300,600,475	-6.13%	-3.36%	1.30%
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
	2022		0.20%	3.25%	11.94	29.72	44,217,277	1,065,179,793	-29.26%	-27.06%	0.00%
	2021		0.20%	3.25%	16.81	41.22	41,914,870	1,408,308,301	26.36%	30.28%	0.00%
	2020		0.20%	3.25%	13.79	32.01	44,861,100	1,174,700,984	19.56%	23.27%	0.15%
	2019		0.20%	3.25%	11.20	26.27	42,054,850	906,351,894	15.87%	19.40%	0.51%
	2018		0.20%	3.20%	13.70	22.25	37,050,817	680,485,160	-7.56%	-5.12%	0.57%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2022		1.30%	3.20%	14.95	31.52	81,637	1,867,196	-29.04%	-27.68%	0.00%
	2021		1.30%	3.20%	21.06	43.58	74,658	2,567,107	26.74%	29.17%	0.00%
	2020		1.30%	3.20%	16.62	33.74	84,539	2,273,789	19.92%	22.22%	0.35%
	2019		1.30%	3.20%	13.86	27.61	100,970	2,247,802	16.16%	18.38%	0.68%
	2018		1.30%	3.20%	15.69	23.32	110,126	2,098,175	-6.96%	-5.55%	0.69%
LVIP Blended Mid Cap Managed Volatility Fund - Service Class
	2022		0.20%	3.25%	10.86	21.50	43,484,191	676,699,110	-26.20%	-23.91%	0.00%
	2021		0.20%	3.25%	14.66	29.04	42,644,386	883,765,891	9.39%	12.78%	0.00%
	2020		0.20%	3.25%	14.96	26.47	44,685,987	832,117,841	23.33%	27.15%	0.00%
	2019		0.20%	3.25%	11.84	21.40	46,940,899	695,750,916	20.67%	24.37%	0.00%
	2018		0.20%	3.20%	10.40	17.69	46,261,418	557,371,135	-3.02%	-0.47%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2022		0.65%	1.10%	28.59	30.37	4,008	117,879	-24.40%	-24.06%	0.00%
	2021		0.65%	1.10%	37.83	40.00	4,204	163,159	12.05%	12.55%	0.00%
	2020		0.65%	1.10%	34.55	35.54	4,330	149,663	26.57%	26.88%	0.00%
	2019		0.65%	0.90%	27.30	28.01	3,972	109,064	23.80%	24.11%	0.00%
	2018		0.65%	0.90%	22.05	22.57	3,731	82,612	-0.54%	-0.29%	0.00%
LVIP Channing Small Cap Value Fund - Service Class
	2022	8/25/22	1.30%	2.70%	8.70	8.75	32,232	281,649	-10.37%	-2.61%	0.57%
LVIP Channing Small Cap Value Fund - Standard Class
	2022	11/23/22	0.50%	0.70%	8.78	8.78	427	3,755	-6.54%	1.93%	0.00%
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
	2022		0.30%	3.30%	11.70	16.54	28,750,251	437,886,654	-20.41%	-17.99%	0.53%
	2021		0.30%	3.50%	15.77	20.24	30,717,266	577,910,713	17.44%	21.25%	0.19%
	2020		0.30%	3.50%	12.94	16.75	34,397,784	540,461,904	10.52%	14.11%	0.56%
	2019		0.30%	3.50%	11.36	14.73	37,250,051	519,138,469	15.19%	18.58%	1.44%
	2018		0.30%	3.20%	10.97	12.50	23,468,956	278,943,455	-6.19%	-3.72%	0.95%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
	2022		0.65%	1.70%	$15.54	$17.08	4,145	$68,892	-18.84%	-17.98%	0.91%
	2021		0.65%	1.70%	19.14	20.82	4,148	84,214	19.99%	21.25%	0.54%
	2020		0.65%	1.70%	15.95	17.17	4,582	76,869	12.92%	14.12%	0.93%
	2019		0.65%	1.70%	14.13	15.05	4,813	70,920	17.36%	18.60%	1.48%
	2018		0.65%	1.70%	12.04	12.69	5,101	63,548	-4.44%	-3.43%	1.21%
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.10%
	2018		0.30%	3.30%	9.53	10.45	14,461,226	146,057,785	-8.79%	-6.48%	0.83%
LVIP Delaware Bond Fund - Service Class
	2022		0.00%	3.45%	7.90	14.67	285,255,687	3,599,185,751	-16.92%	-14.00%	2.75%
	2021		0.00%	3.50%	9.49	17.16	303,331,976	4,533,268,383	-5.51%	-2.24%	1.73%
	2020		0.10%	3.50%	10.02	17.64	274,148,339	4,248,993,240	5.77%	9.37%	2.08%
	2019		0.10%	3.45%	9.46	16.21	266,540,205	3,830,010,243	5.14%	8.72%	2.81%
	2018		0.10%	3.50%	8.98	14.99	256,147,176	3,430,388,924	-4.53%	-1.28%	2.90%
LVIP Delaware Bond Fund - Standard Class
	2022		0.35%	3.30%	8.32	19.23	3,556,147	51,388,797	-16.50%	-14.00%	3.07%
	2021		0.35%	3.30%	9.96	22.60	3,727,138	65,486,600	-4.99%	-2.14%	1.98%
	2020		0.35%	3.30%	10.49	23.34	3,691,867	68,457,406	6.30%	9.48%	2.34%
	2019		0.35%	3.30%	9.87	21.54	3,811,955	66,336,120	5.66%	8.82%	2.98%
	2018		0.35%	3.30%	9.87	20.01	3,989,069	66,531,942	-3.76%	-1.18%	3.06%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2022		0.00%	3.30%	7.72	10.76	71,922,112	677,188,695	-3.40%	-0.16%	2.05%
	2021		0.00%	3.30%	7.99	10.79	77,924,053	745,053,580	-3.11%	0.04%	0.96%
	2020		0.10%	3.30%	8.24	10.79	72,991,627	708,395,439	-2.16%	1.02%	1.23%
	2019		0.10%	3.30%	8.41	10.72	79,904,121	778,902,189	0.95%	4.24%	2.43%
	2018		0.10%	3.30%	8.32	10.34	85,170,906	807,424,645	-3.23%	-0.08%	3.41%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2022		0.35%	2.15%	9.04	11.04	725,540	7,705,319	-2.03%	-0.25%	2.78%
	2021		0.35%	2.15%	9.23	11.10	327,251	3,432,185	-1.73%	0.05%	1.24%
	2020		0.35%	2.15%	9.39	11.12	289,047	3,045,009	-0.79%	1.01%	1.58%
	2019		0.35%	2.15%	9.47	11.04	280,535	2,937,942	2.38%	4.24%	2.74%
	2018		0.35%	2.15%	9.25	10.61	271,082	2,739,923	-1.87%	-0.08%	4.18%
LVIP Delaware Diversified Income Fund - Service Class
	2022		0.00%	3.45%	8.08	16.24	121,823,772	1,721,737,375	-17.04%	-14.12%	2.90%
	2021		0.00%	3.45%	9.72	19.16	133,460,541	2,249,035,437	-4.96%	-1.62%	4.37%
	2020		0.00%	3.45%	10.21	19.73	123,884,798	2,161,748,531	6.94%	10.58%	2.43%
	2019		0.10%	3.45%	9.53	18.06	125,698,979	2,017,168,236	6.35%	9.97%	2.62%
	2018		0.10%	3.50%	8.94	16.62	126,029,978	1,874,432,584	-5.60%	-2.38%	2.99%
LVIP Delaware Diversified Income Fund - Standard Class
	2022		0.35%	2.15%	9.68	15.46	1,413,255	16,450,646	-15.69%	-14.16%	3.27%
	2021		0.35%	2.15%	11.71	18.05	1,448,011	20,061,189	-3.40%	-1.64%	4.98%
	2020		0.35%	2.15%	11.95	18.40	1,230,935	17,523,075	8.68%	10.65%	2.52%
	2019		0.35%	2.15%	10.84	16.67	1,105,630	14,407,947	8.09%	10.05%	2.79%
	2018		0.35%	2.15%	9.89	15.18	925,099	11,348,746	-4.21%	-2.47%	2.59%
LVIP Delaware High Yield Fund - Service Class
	2022		0.00%	3.05%	8.99	28.20	3,593,992	71,675,953	-14.32%	-11.66%	5.56%
	2021		0.00%	3.15%	12.85	32.38	3,974,239	95,615,202	1.35%	3.91%	9.08%
	2020		0.65%	3.15%	12.68	31.39	4,185,060	100,370,821	3.58%	6.20%	5.82%
	2019		0.65%	3.15%	12.24	29.79	4,601,707	105,163,601	12.52%	15.37%	6.52%
	2018		0.65%	3.15%	10.88	26.01	5,042,988	101,238,021	-7.72%	-5.38%	6.08%
LVIP Delaware High Yield Fund - Standard Class
	2022		0.35%	2.35%	9.00	29.09	86,313	1,682,366	-13.47%	-11.72%	5.41%
	2021		0.35%	2.35%	24.65	33.45	96,666	2,184,224	2.49%	3.46%	9.49%
	2020		1.40%	2.35%	23.82	32.47	87,116	2,115,634	4.75%	5.75%	6.11%
	2019		1.40%	2.35%	22.52	30.85	97,844	2,248,162	13.73%	14.81%	6.80%
	2018		1.40%	2.35%	19.62	26.99	111,578	2,230,839	-6.69%	-5.80%	6.29%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class
	2022		0.00%	3.45%	$7.67	$12.59	87,588,842	$951,864,466	-7.65%	-4.40%	2.07%
	2021		0.00%	3.45%	8.28	13.24	101,738,457	1,173,430,305	-4.26%	-1.24%	1.35%
	2020		0.20%	3.30%	8.64	13.46	99,339,834	1,174,651,648	0.74%	3.91%	1.50%
	2019		0.20%	3.30%	8.57	13.01	100,715,772	1,158,773,216	1.40%	4.59%	2.42%
	2018		0.20%	3.30%	8.44	12.49	104,947,521	1,167,280,295	-3.20%	-0.15%	2.42%
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class
	2022		0.35%	2.15%	9.00	12.11	297,296	3,123,008	-6.16%	-4.45%	2.36%
	2021		0.35%	2.15%	9.59	12.70	422,397	4,617,031	-2.79%	-1.17%	2.00%
	2020		0.50%	2.15%	9.87	12.87	297,266	3,341,303	2.09%	3.79%	1.78%
	2019		0.50%	2.15%	9.67	12.41	251,130	2,740,252	2.97%	4.68%	2.71%
	2018		0.50%	2.15%	9.39	11.87	196,006	2,049,513	-1.88%	-0.25%	2.73%
LVIP Delaware Mid Cap Value Fund - Service Class
	2022		0.00%	3.25%	9.66	31.42	6,472,097	136,887,029	-12.10%	-9.19%	1.22%
	2021		0.00%	3.25%	16.58	35.63	5,994,420	147,022,374	27.25%	31.20%	1.03%
	2020		0.20%	3.25%	13.01	27.92	6,414,346	122,302,684	-3.04%	-0.14%	2.48%
	2019		0.30%	3.25%	13.40	28.71	5,839,500	113,150,904	25.81%	29.58%	0.93%
	2018		0.30%	3.45%	10.73	22.75	5,161,542	78,349,155	-17.76%	-15.30%	1.12%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2022		0.35%	0.75%	9.68	9.74	170,603	1,660,129	-9.55%	-9.19%	2.26%
	2021	7/6/21	0.35%	0.75%	10.70	13.52	30,895	333,317	0.22%	10.42%	3.57%
LVIP Delaware REIT Fund - Service Class
	2022		0.00%	3.20%	9.12	40.03	4,881,327	105,769,861	-27.88%	-25.53%	2.81%
	2021		0.00%	3.20%	13.14	54.51	5,138,342	157,555,517	38.06%	42.40%	2.38%
	2020		0.10%	3.20%	9.34	38.78	5,899,213	127,936,193	-13.46%	-10.73%	1.66%
	2019		0.10%	3.20%	10.60	44.01	5,875,954	147,878,160	22.52%	26.37%	1.87%
	2018		0.10%	3.20%	8.73	35.28	6,015,844	126,148,179	-10.43%	-7.61%	1.87%
LVIP Delaware REIT Fund - Standard Class
	2022		0.35%	2.35%	10.24	49.65	258,169	3,969,576	-27.04%	-25.56%	3.14%
	2021		0.35%	2.35%	13.82	67.41	258,823	6,574,384	39.75%	42.57%	2.92%
	2020		0.35%	2.35%	9.73	47.78	208,862	3,566,752	-12.49%	-10.72%	1.98%
	2019		0.35%	2.35%	10.94	54.08	174,141	3,831,186	23.86%	26.37%	2.07%
	2018		0.35%	2.35%	8.69	43.25	139,931	3,008,503	-9.38%	-7.54%	2.09%
LVIP Delaware SMID Cap Core Fund - Service Class
	2022		0.00%	3.20%	12.43	51.04	4,249,462	142,674,391	-16.70%	-13.99%	0.18%
	2021		0.00%	3.20%	14.69	60.32	4,509,542	189,241,032	18.96%	22.70%	0.57%
	2020		0.10%	3.20%	14.36	50.03	4,935,662	177,852,620	7.25%	10.63%	0.29%
	2019		0.10%	3.20%	13.15	46.02	5,297,746	177,161,600	25.18%	29.12%	0.30%
	2018		0.10%	3.20%	10.60	36.27	5,815,367	154,997,052	-15.16%	-12.49%	0.00%
LVIP Delaware SMID Cap Core Fund - Standard Class
	2022		0.35%	2.50%	16.08	58.82	102,187	4,998,038	-15.86%	-14.03%	0.41%
	2021		0.35%	2.50%	18.71	69.15	122,761	6,978,063	20.14%	22.75%	0.97%
	2020		0.35%	2.50%	15.24	56.93	139,295	6,304,349	8.34%	10.70%	0.57%
	2019		0.35%	2.50%	13.77	51.97	165,314	6,597,353	26.43%	29.18%	0.57%
	2018		0.35%	2.50%	10.66	40.66	178,235	5,996,203	-14.29%	-12.43%	0.17%
LVIP Delaware Social Awareness Fund - Service Class
	2022		0.00%	3.25%	11.54	43.82	2,022,651	63,377,951	-22.56%	-19.99%	0.78%
	2021		0.00%	3.25%	20.17	55.51	2,093,724	85,559,839	21.96%	25.62%	0.50%
	2020		0.30%	3.25%	16.51	44.66	2,084,501	69,846,757	15.45%	18.91%	0.96%
	2019		0.30%	3.25%	14.28	37.95	2,268,109	65,455,651	27.31%	31.12%	1.74%
	2018		0.30%	3.25%	11.20	29.25	2,346,575	52,990,630	-7.84%	-5.20%	0.98%
LVIP Delaware Social Awareness Fund - Standard Class
	2022		0.35%	2.70%	17.84	47.17	161,156	5,803,809	-21.85%	-19.99%	1.12%
	2021		0.35%	2.70%	22.39	59.54	158,015	7,742,423	23.07%	25.99%	0.81%
	2020		0.35%	2.70%	17.84	47.97	173,676	6,891,094	16.50%	19.27%	1.30%
	2019		0.35%	2.70%	15.02	40.83	191,945	6,480,771	28.46%	31.52%	1.93%
	2018		0.35%	2.70%	11.57	31.51	225,365	6,038,334	-7.11%	-4.90%	1.25%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware U.S. Growth Fund - Service Class
	2022		0.00%	3.30%	$10.03	$40.38	7,725,415	$254,306,873	-30.23%	-27.88%	0.00%
	2021		0.00%	3.30%	22.43	56.72	7,720,120	365,135,633	13.92%	17.63%	0.00%
	2020		0.10%	3.30%	19.69	48.81	8,848,845	361,244,123	39.03%	43.54%	0.00%
	2019		0.10%	3.30%	14.16	34.41	10,831,828	311,253,627	22.76%	26.75%	0.00%
	2018		0.10%	3.30%	11.74	27.48	12,173,185	278,937,112	-6.29%	-3.58%	0.00%
LVIP Delaware U.S. Growth Fund - Standard Class
	2022		0.35%	0.75%	17.98	18.44	7,601	139,606	-28.20%	-27.92%	0.00%
	2021		0.35%	0.75%	25.04	29.42	16,817	431,395	17.21%	17.68%	0.00%
	2020		0.35%	0.75%	21.74	21.74	7,512	163,704	43.63%	43.63%	0.00%
	2019		0.35%	0.35%	15.14	15.14	9,711	146,999	26.81%	26.81%	0.00%
	2018	10/9/18	0.35%	0.35%	11.94	11.94	4,726	56,412	-10.13%	-10.13%	0.00%
LVIP Delaware Value Fund - Service Class
	2022		0.00%	3.45%	13.22	41.44	9,310,716	268,314,977	-6.83%	-3.56%	1.42%
	2021		0.00%	3.45%	13.71	43.77	10,070,333	319,470,427	17.91%	22.04%	4.93%
	2020		0.00%	3.45%	12.63	36.54	11,384,589	303,318,474	-3.26%	0.03%	1.85%
	2019		0.10%	3.45%	12.79	37.17	12,345,942	336,344,731	15.54%	19.48%	1.48%
	2018		0.10%	3.45%	11.14	31.66	12,427,115	292,557,742	-6.06%	-3.10%	1.40%
LVIP Delaware Value Fund - Standard Class
	2022		0.35%	3.00%	13.30	43.64	195,570	5,356,925	-6.13%	-3.61%	1.70%
	2021		0.35%	3.00%	14.17	45.95	239,925	6,861,613	18.80%	21.99%	5.48%
	2020		0.35%	3.00%	11.93	38.24	332,397	7,948,921	-2.56%	0.06%	1.97%
	2019		0.35%	3.00%	12.24	38.79	327,719	7,545,400	16.43%	19.55%	1.76%
	2018		0.35%	3.00%	10.56	32.94	340,862	6,718,394	-5.42%	-3.07%	1.60%
LVIP Delaware Wealth Builder Fund - Service Class
	2022		0.75%	3.45%	10.25	23.04	839,673	15,566,389	-14.44%	-12.09%	2.00%
	2021		0.75%	3.45%	11.88	26.37	867,380	18,539,890	7.73%	10.67%	1.83%
	2020		0.10%	3.45%	10.99	23.97	893,023	17,402,800	1.78%	5.24%	1.80%
	2019		0.10%	3.45%	10.88	23.06	874,645	16,637,639	11.69%	15.49%	2.81%
	2018		0.10%	3.45%	9.69	20.22	789,961	13,277,827	-8.30%	-5.74%	2.90%
LVIP Delaware Wealth Builder Fund - Standard Class
	2022		1.30%	3.20%	11.22	24.44	119,213	2,618,985	-14.01%	-12.36%	2.16%
	2021		1.30%	3.20%	13.05	27.89	129,351	3,295,952	8.26%	10.34%	1.97%
	2020		1.30%	3.20%	12.05	25.27	145,041	3,366,759	2.29%	4.25%	1.89%
	2019		1.30%	3.20%	11.78	24.24	182,307	4,097,808	12.26%	14.41%	2.76%
	2018		1.30%	3.20%	13.81	21.19	202,987	4,010,940	-7.70%	-6.44%	2.97%
LVIP Dimensional International Core Equity Fund - Service Class
	2022		0.00%	3.45%	9.48	13.29	13,034,738	143,656,522	-16.57%	-13.64%	3.64%
	2021		0.00%	3.45%	11.12	15.40	10,182,059	132,000,228	9.11%	12.94%	2.21%
	2020		0.00%	3.45%	9.98	13.65	9,118,581	105,627,085	3.15%	6.50%	1.63%
	2019		0.10%	3.30%	9.49	12.82	8,127,286	89,714,991	16.62%	20.41%	2.39%
	2018		0.10%	3.30%	8.79	10.65	6,340,096	59,116,387	-20.31%	-17.83%	1.93%
LVIP Dimensional International Core Equity Fund - Standard Class
	2022		0.35%	2.05%	10.78	13.33	1,307,659	16,667,023	-15.18%	-13.72%	3.47%
	2021		0.35%	2.05%	12.71	15.45	1,291,471	19,077,639	10.92%	12.82%	2.49%
	2020		0.35%	2.05%	11.46	13.69	1,187,798	15,556,040	4.70%	6.49%	2.15%
	2019		0.35%	2.05%	10.94	12.86	837,454	10,435,299	18.39%	20.42%	2.47%
	2018		0.35%	2.05%	9.28	10.68	812,229	8,372,725	-19.15%	-17.84%	2.75%
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
	2022		0.10%	3.25%	8.26	12.02	48,759,923	490,719,751	-14.22%	-11.47%	2.86%
	2021		0.10%	3.25%	9.62	13.58	52,160,401	600,368,749	11.40%	14.96%	2.78%
	2020		0.10%	3.25%	8.63	11.86	56,012,929	568,989,777	-9.64%	-6.75%	1.60%
	2019		0.10%	3.25%	9.44	12.82	48,751,080	538,074,901	12.85%	16.40%	2.56%
	2018		0.10%	3.20%	8.46	11.09	44,656,486	428,199,854	-18.92%	-16.37%	1.91%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2022		0.35%	1.85%	9.95	12.18	186,661	2,149,875	-12.78%	-11.46%	3.34%
	2021		0.35%	1.85%	11.41	13.75	193,160	2,505,371	13.26%	14.97%	3.03%
	2020		0.35%	1.85%	10.06	11.96	178,682	2,020,390	-8.14%	-6.75%	1.88%
	2019		0.35%	1.85%	10.79	12.66	153,840	1,869,672	14.67%	16.35%	2.77%
	2018		0.40%	1.90%	9.28	10.92	135,044	1,401,297	-17.66%	-16.42%	2.06%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2022		0.00%	3.45%	$12.26	$35.58	8,917,116	$219,391,516	-18.41%	-15.54%	1.05%
	2021		0.00%	3.45%	14.66	42.38	8,643,998	262,507,566	22.79%	27.10%	0.86%
	2020		0.00%	3.45%	15.05	33.55	8,232,197	206,784,765	12.07%	15.88%	1.23%
	2019		0.10%	3.45%	13.43	29.09	7,582,625	172,010,916	25.26%	29.53%	1.74%
	2018		0.10%	3.45%	10.72	22.57	5,956,491	108,538,504	-10.74%	-7.70%	1.38%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2022		0.35%	2.05%	18.50	46.63	1,075,743	21,067,064	-16.97%	-15.54%	1.33%
	2021		0.35%	2.05%	21.99	55.35	1,103,378	26,207,912	24.96%	27.10%	1.24%
	2020		0.35%	2.05%	17.37	43.65	809,284	15,789,624	14.04%	15.99%	1.85%
	2019		0.35%	2.05%	15.04	37.73	559,397	9,981,488	27.47%	29.66%	2.14%
	2018		0.35%	2.05%	11.64	29.17	433,254	6,360,739	-8.99%	-7.62%	2.00%
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
	2022		0.00%	3.45%	12.58	18.69	8,683,374	142,584,192	-17.04%	-14.12%	1.09%
	2021		0.00%	3.45%	14.79	21.78	7,924,604	154,664,098	23.14%	27.46%	0.93%
	2020		0.00%	3.45%	12.64	17.11	7,470,540	116,450,873	11.37%	14.93%	1.19%
	2019		0.10%	3.25%	11.13	14.88	6,765,207	93,278,460	24.40%	28.38%	1.20%
	2018		0.10%	3.25%	10.48	11.59	4,662,832	51,330,230	-12.57%	-9.95%	1.08%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2022		0.35%	2.05%	16.52	18.75	942,260	17,202,860	-15.66%	-14.21%	1.38%
	2021		0.35%	2.05%	19.59	21.87	848,702	18,085,717	25.18%	27.32%	1.23%
	2020		0.35%	2.05%	15.65	17.19	748,596	12,538,587	13.00%	14.94%	1.51%
	2019		0.35%	2.05%	13.85	14.96	680,607	9,936,372	26.21%	28.37%	1.36%
	2018		0.35%	2.05%	11.01	11.66	651,328	7,425,451	-11.39%	-9.96%	1.58%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
	2022		0.00%	3.25%	12.41	25.00	38,312,106	793,073,395	-17.63%	-14.90%	0.79%
	2021		0.00%	3.25%	15.50	29.63	40,863,811	1,010,379,079	23.31%	27.25%	0.76%
	2020		0.10%	3.25%	12.45	23.46	46,940,074	925,557,740	11.33%	14.89%	0.85%
	2019		0.10%	3.25%	10.88	20.57	50,885,465	884,712,324	15.46%	19.16%	0.99%
	2018		0.10%	3.25%	11.47	17.40	48,098,585	710,674,695	-10.92%	-8.11%	0.84%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2022		0.35%	1.85%	16.30	23.75	238,690	4,528,799	-16.25%	-14.98%	1.08%
	2021		0.35%	1.85%	19.40	28.00	237,975	5,329,085	25.35%	27.25%	1.18%
	2020		0.35%	1.85%	15.30	22.06	195,226	3,585,355	13.18%	14.89%	1.13%
	2019		0.35%	1.85%	13.37	19.25	208,016	3,381,598	17.38%	19.16%	1.27%
	2018		0.35%	1.90%	11.55	16.19	152,998	2,272,587	-9.53%	-8.16%	1.09%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
	2022		0.30%	3.25%	13.15	18.33	24,822,315	411,688,169	-21.79%	-19.44%	0.63%
	2021		0.30%	3.25%	16.02	22.82	26,324,083	549,779,014	22.50%	26.16%	0.97%
	2020		0.30%	3.25%	13.29	18.14	29,105,093	488,283,730	16.07%	19.49%	0.33%
	2019		0.30%	3.20%	11.12	15.23	29,299,726	416,422,262	15.85%	19.26%	0.91%
	2018		0.30%	3.20%	11.06	12.81	30,888,470	372,739,460	-9.14%	-6.74%	0.93%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class
	2022		0.65%	1.70%	17.05	18.86	3,768	69,056	-20.29%	-19.45%	0.71%
	2021		0.60%	1.70%	21.39	23.52	6,376	147,275	24.84%	26.22%	1.34%
	2020		0.60%	1.70%	17.13	18.63	6,915	126,579	18.23%	19.54%	0.64%
	2019		0.60%	1.70%	14.49	15.59	7,770	119,198	18.02%	19.32%	1.25%
	2018		0.60%	1.70%	12.28	13.06	8,112	104,451	-7.44%	-6.41%	1.25%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
	2022		0.30%	3.25%	9.76	18.69	66,335,779	797,205,660	-15.09%	-12.54%	1.27%
	2021		0.10%	3.25%	11.45	21.48	71,509,880	995,119,924	13.29%	16.68%	0.90%
	2020		0.30%	3.25%	10.07	18.50	78,711,770	950,149,287	8.79%	12.05%	0.82%
	2019		0.10%	3.25%	9.22	16.59	83,899,555	914,361,294	8.97%	12.39%	1.63%
	2018		0.10%	3.20%	8.43	14.87	83,302,219	817,020,090	-12.22%	-9.64%	1.21%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2020		0.35%	0.35%	14.32	14.32	3,739	53,559	12.27%	12.27%	1.17%
	2019		0.35%	0.35%	12.76	12.76	3,675	46,883	12.40%	12.40%	1.95%
	2018	4/9/18	0.35%	0.35%	11.35	11.35	3,400	38,593	-7.40%	-7.40%	1.44%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class
	2022		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.88%
	2021		0.30%	3.25%	13.02	15.85	1,706,179	25,259,924	7.39%	10.60%	1.66%
	2020		0.30%	3.25%	12.38	14.33	1,621,877	21,967,089	10.06%	13.35%	1.06%
	2019		0.30%	3.50%	11.11	12.64	1,499,784	18,079,309	14.89%	18.33%	3.10%
	2018		0.30%	3.25%	9.70	10.69	1,169,429	12,024,634	-6.55%	-4.14%	1.68%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.75%
	2021		0.35%	0.50%	15.87	15.97	8,075	128,371	10.70%	10.86%	1.53%
	2020		0.35%	0.50%	14.32	14.42	13,544	194,136	13.37%	13.54%	1.08%
	2019		0.35%	0.50%	12.66	12.70	18,215	229,916	18.38%	18.50%	9.40%
	2018		0.40%	0.50%	10.70	10.70	2,977	31,886	-4.10%	-4.10%	3.10%
LVIP Franklin Templeton Value Managed Volatility Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.77%
	2018		0.30%	3.20%	9.37	10.67	26,943,586	273,264,323	-9.74%	-7.37%	2.80%
LVIP Franklin Templeton Value Managed Volatility Fund - Standard Class
	2018		0.65%	0.65%	10.83	10.83	991	10,736	-7.09%	-7.09%	3.15%
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
	2022		0.30%	3.20%	9.66	10.89	18,905,912	198,919,727	-22.27%	-19.98%	2.12%
	2021		0.30%	3.20%	12.52	13.61	17,650,233	233,889,651	11.12%	14.11%	3.25%
	2020		0.30%	3.05%	11.27	11.93	13,394,211	156,889,787	3.08%	5.85%	1.94%
	2019		0.30%	2.95%	10.93	11.18	8,878,621	99,014,425	13.78%	16.08%	9.28%
	2018	11/21/18	0.95%	2.95%	9.61	9.63	322,277	3,103,080	-3.42%	-0.15%	2.93%
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class
	2022		0.50%	1.85%	10.32	10.91	223,417	2,428,996	-21.01%	-19.94%	2.08%
	2021		0.50%	1.85%	13.06	13.63	266,838	3,627,644	12.63%	14.16%	3.24%
	2020		0.50%	1.85%	11.94	11.94	233,468	2,781,525	5.91%	5.91%	2.15%
	2019	1/25/19	0.50%	0.50%	11.27	11.27	185,589	2,091,931	13.55%	13.55%	4.43%
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
	2022		0.30%	3.35%	9.34	17.75	45,130,986	704,275,366	-18.40%	-15.87%	2.28%
	2021		0.30%	3.35%	11.48	21.24	50,261,288	948,095,413	3.83%	7.04%	3.11%
	2020		0.30%	3.35%	11.16	19.99	55,756,878	995,294,249	3.29%	6.49%	1.87%
	2019		0.30%	3.35%	11.98	18.90	60,916,864	1,035,702,012	11.11%	14.38%	2.29%
	2018		0.30%	3.20%	10.47	16.64	66,435,268	999,840,032	-7.69%	-4.98%	2.21%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2022		0.50%	0.70%	11.53	19.21	153,152	1,773,647	-15.99%	-15.82%	3.01%
	2021		0.50%	0.70%	13.69	22.85	124,469	1,724,088	6.94%	7.10%	4.33%
	2020		0.50%	0.65%	12.78	21.37	89,861	1,165,502	6.38%	6.54%	3.75%
	2019		0.50%	0.65%	20.08	20.08	12,476	166,261	14.27%	14.27%	1.75%
	2018		0.65%	0.70%	17.58	17.58	13,275	211,017	-5.07%	-5.07%	2.57%
LVIP Global Growth Allocation Managed Risk Fund - Service Class
	2022		0.10%	3.25%	9.29	16.53	368,134,006	5,346,446,421	-21.48%	-18.96%	2.13%
	2021		0.10%	3.25%	11.81	19.74	405,547,717	7,368,400,659	8.89%	12.38%	2.77%
	2020		0.10%	3.25%	10.83	17.77	449,718,201	7,368,117,113	2.22%	5.49%	1.88%
	2019		0.10%	3.25%	10.58	17.04	500,840,410	7,885,214,352	11.92%	15.45%	2.01%
	2018		0.10%	3.35%	9.45	14.93	548,558,783	7,580,445,279	-9.50%	-6.74%	2.12%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2022		0.35%	1.85%	11.60	19.75	689,867	9,263,561	-20.17%	-18.96%	2.47%
	2021		0.35%	1.85%	14.60	24.44	735,598	12,363,531	10.70%	12.38%	3.36%
	2020		0.35%	1.85%	13.04	21.82	607,167	9,438,774	3.92%	5.49%	2.29%
	2019		0.35%	1.85%	12.41	20.86	584,921	8,842,285	13.73%	15.45%	2.49%
	2018		0.35%	1.85%	10.87	18.12	523,619	7,246,061	-7.91%	-6.66%	2.63%
LVIP Global Income Fund - Service Class
	2022		0.00%	3.20%	6.90	10.94	42,731,122	405,644,196	-18.01%	-15.34%	0.00%
	2021		0.00%	3.20%	8.41	13.00	47,302,018	540,665,083	-8.31%	-5.43%	2.92%
	2020		0.10%	3.20%	9.18	13.82	44,809,597	549,824,547	3.17%	6.41%	1.40%
	2019		0.10%	3.20%	8.90	13.06	48,356,004	566,003,310	3.12%	6.36%	2.29%
	2018		0.10%	3.20%	8.63	12.35	52,928,016	591,653,756	-1.55%	1.55%	3.61%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Income Fund - Standard Class
	2022		0.35%	0.80%	$9.04	$9.36	128,251	$1,180,417	-15.81%	-15.43%	0.00%
	2021		0.35%	0.80%	10.73	11.07	107,950	1,180,222	-5.84%	-5.42%	3.20%
	2020		0.35%	0.80%	11.40	11.71	103,788	1,204,090	5.93%	6.41%	1.90%
	2019		0.35%	0.80%	10.76	11.01	72,813	793,102	5.89%	6.36%	2.91%
	2018		0.35%	0.80%	10.24	10.35	58,680	600,727	1.14%	1.55%	3.73%
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
	2022		0.20%	3.45%	9.06	16.47	294,280,112	4,368,513,305	-20.38%	-17.75%	2.29%
	2021		0.20%	3.45%	11.37	20.24	323,204,150	5,918,395,241	6.80%	10.32%	2.73%
	2020		0.20%	3.45%	10.63	18.54	353,412,605	5,944,504,814	2.25%	5.62%	1.79%
	2019		0.20%	3.45%	10.38	17.74	385,193,206	6,217,351,488	10.84%	14.39%	2.08%
	2018		0.30%	3.45%	9.51	15.66	414,825,964	5,929,571,188	-8.87%	-5.96%	2.13%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2022		0.35%	1.85%	11.65	19.41	352,516	4,432,984	-18.89%	-17.67%	2.66%
	2021		0.35%	1.85%	14.20	23.65	375,313	5,765,668	8.79%	10.43%	3.29%
	2020		0.35%	1.85%	12.91	21.48	335,037	4,726,936	4.15%	5.72%	2.16%
	2019		0.35%	1.85%	12.26	20.38	335,821	4,507,772	12.91%	14.62%	3.91%
	2018		0.35%	1.85%	10.74	17.83	131,021	1,752,035	-7.03%	-5.76%	2.70%
LVIP Goldman Sachs Income Builder Fund - Service Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.24%
	2018		0.10%	3.00%	9.89	10.53	1,128,923	11,460,299	-7.47%	-4.75%	2.76%
LVIP Goldman Sachs Income Builder Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.40%
	2018		0.35%	0.50%	10.50	10.66	49,691	520,700	-4.89%	-4.80%	4.40%
LVIP Government Money Market Fund - Service Class
	2022		0.00%	3.20%	6.99	10.36	66,743,746	619,254,616	-2.06%	1.13%	1.20%
	2021		0.00%	3.25%	7.13	10.26	48,616,373	447,908,169	-3.18%	0.02%	0.01%
	2020		0.00%	3.25%	7.34	10.27	50,120,192	466,052,897	-3.00%	0.11%	0.15%
	2019		0.10%	3.45%	7.54	10.26	31,687,818	296,945,500	-1.66%	1.44%	1.51%
	2018		0.10%	3.20%	7.65	10.11	28,189,945	261,559,670	-2.04%	1.04%	1.15%
LVIP Government Money Market Fund - Standard Class
	2022		0.35%	2.65%	7.29	10.44	4,857,939	47,601,320	-1.35%	0.94%	1.35%
	2021		0.35%	2.65%	7.39	10.45	3,856,470	36,980,050	-2.60%	-0.33%	0.01%
	2020		0.35%	2.65%	7.59	10.60	4,789,395	46,766,568	-2.34%	-0.07%	0.22%
	2019		0.35%	2.70%	7.77	10.72	3,242,772	31,553,928	-0.92%	1.44%	1.76%
	2018		0.35%	2.70%	7.84	10.68	2,729,231	26,540,160	-1.31%	1.04%	1.39%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class
	2018		0.30%	3.20%	9.44	10.63	27,740,363	281,863,961	-11.98%	-9.71%	1.49%
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
	2022		0.30%	3.20%	11.35	15.92	30,444,761	403,385,310	-10.18%	-7.54%	1.46%
	2021		0.30%	3.20%	12.63	17.22	33,203,383	481,871,173	16.40%	19.83%	1.05%
	2020		0.30%	3.20%	10.84	14.37	37,982,405	465,847,007	3.57%	6.62%	1.29%
	2019		0.30%	3.20%	10.57	13.48	39,928,048	465,104,275	15.51%	18.91%	1.91%
	2018		0.30%	3.20%	9.15	10.39	12,372,070	122,671,215	-12.30%	-10.03%	1.37%
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
	2022		0.65%	1.70%	13.52	14.86	5,493	78,769	-8.50%	-7.53%	1.76%
	2021		0.65%	1.70%	14.77	16.07	6,210	96,548	18.57%	19.82%	1.43%
	2020		0.65%	1.70%	12.46	13.41	6,830	88,849	5.51%	6.62%	1.73%
	2019		0.65%	1.70%	11.81	12.58	6,737	82,471	17.66%	18.90%	1.56%
	2018		0.65%	1.70%	10.04	10.58	7,194	74,335	-10.66%	-9.71%	1.79%
LVIP JPMorgan High Yield Fund - Service Class
	2022		0.00%	3.45%	9.44	16.35	12,736,007	181,154,518	-13.50%	-10.46%	5.18%
	2021		0.00%	3.50%	10.90	18.36	14,617,945	236,135,827	2.57%	6.16%	4.29%
	2020		0.00%	3.45%	10.61	17.40	13,531,553	209,825,256	1.73%	5.19%	4.78%
	2019		0.10%	3.45%	10.64	16.63	13,536,083	202,901,408	8.88%	12.58%	5.44%
	2018		0.10%	3.45%	9.72	14.84	12,665,078	172,101,829	-6.15%	-3.19%	5.43%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP JPMorgan High Yield Fund - Standard Class
	2022		0.35%	2.05%	$11.28	$16.24	487,748	$5,766,258	-12.05%	-10.55%	6.55%
	2021		0.35%	2.05%	12.82	18.26	386,835	5,125,691	4.27%	6.06%	4.85%
	2020		0.35%	2.05%	12.30	17.31	231,035	2,897,385	3.42%	5.19%	5.08%
	2019		0.35%	2.05%	11.74	13.97	208,007	2,483,317	10.91%	12.58%	6.64%
	2018		0.35%	1.85%	10.53	10.98	93,948	997,596	-3.34%	-3.19%	8.40%
LVIP JPMorgan Retirement Income Fund - Service Class
	2022		0.20%	3.25%	9.69	13.24	1,460,895	17,741,964	-16.32%	-13.73%	1.94%
	2021		0.10%	3.25%	11.55	15.82	1,199,686	16,949,213	2.23%	5.49%	1.95%
	2020		0.10%	3.25%	11.25	14.52	1,133,991	15,427,096	5.71%	8.88%	2.44%
	2019		0.30%	3.25%	10.72	13.44	1,047,886	13,227,779	10.01%	13.30%	4.15%
	2018		0.30%	3.25%	9.79	11.92	464,547	5,132,732	-7.39%	-5.05%	4.26%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2022		0.35%	0.70%	11.33	11.91	94,980	1,101,180	-13.93%	-13.63%	2.03%
	2021		0.35%	0.70%	13.12	13.84	95,342	1,281,368	5.13%	5.50%	2.22%
	2020		0.35%	0.70%	12.83	13.16	106,890	1,364,169	8.71%	8.93%	2.84%
	2019		0.50%	0.70%	11.78	12.11	78,871	929,262	13.14%	13.37%	3.19%
	2018		0.50%	0.70%	10.39	10.70	80,708	838,927	-5.19%	-5.01%	3.01%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
	2022		0.10%	3.25%	11.31	22.00	31,117,429	490,003,395	-12.29%	-9.49%	1.09%
	2021		0.10%	3.25%	12.71	25.01	34,960,763	617,172,349	24.63%	28.62%	0.73%
	2020		0.10%	3.25%	10.06	20.00	41,740,510	581,070,036	-1.50%	1.60%	0.91%
	2019		0.10%	3.20%	10.30	20.26	42,642,298	592,794,642	12.22%	15.75%	0.99%
	2018		0.10%	3.20%	10.51	18.01	43,871,855	534,005,530	-14.79%	-12.10%	1.15%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2022		0.35%	1.65%	14.40	31.31	6,843	155,623	-10.65%	-9.48%	1.12%
	2021		0.35%	1.65%	15.91	34.67	8,929	240,967	26.96%	28.63%	0.89%
	2020		0.35%	1.70%	12.15	27.03	13,173	252,173	0.23%	1.59%	0.98%
	2019		0.35%	1.70%	12.01	26.67	13,646	278,411	14.21%	15.47%	1.24%
	2018		0.60%	1.70%	10.42	23.10	13,830	237,237	-13.29%	-12.33%	1.34%
LVIP Loomis Sayles Global Growth Fund - Service Class
	2022		0.00%	1.65%	9.16	12.41	132,682	1,551,702	-27.22%	-26.00%	0.00%
	2021		0.00%	1.65%	15.86	16.78	161,543	2,598,243	4.02%	5.64%	0.00%
	2020		0.10%	1.65%	15.31	15.89	177,996	2,751,041	32.32%	34.18%	0.16%
	2019		0.10%	1.50%	11.57	11.68	53,692	625,750	28.21%	28.91%	0.13%
	2018	6/4/18	0.95%	1.50%	9.03	9.06	7,016	63,472	-13.09%	-4.17%	0.07%
LVIP Loomis Sayles Global Growth Fund - Standard Class
	2022		0.35%	0.75%	12.23	12.46	13,707	168,660	-26.30%	-26.00%	0.31%
	2021		0.35%	0.75%	16.84	16.84	19,646	327,734	5.75%	5.75%	0.00%
	2020		0.35%	0.40%	15.93	15.93	6,370	101,446	34.30%	34.30%	0.36%
	2019		0.35%	0.35%	11.86	11.86	4,104	48,669	30.15%	30.15%	0.15%
	2018	8/8/18	0.35%	0.35%	9.11	9.11	1,153	10,505	-11.97%	-11.97%	0.20%
LVIP MFS International Equity Managed Volatility Fund - Service Class
	2022		0.30%	3.25%	9.61	12.35	47,017,455	533,734,345	-19.14%	-16.72%	0.93%
	2021		0.30%	3.25%	11.89	14.88	47,191,534	650,932,777	8.56%	11.80%	0.81%
	2020		0.30%	3.25%	10.95	13.36	47,576,144	594,262,836	-1.03%	1.94%	1.05%
	2019		0.30%	3.25%	11.10	13.15	44,423,014	550,471,700	22.09%	25.68%	1.55%
	2018		0.30%	3.20%	9.09	10.53	39,102,394	389,354,699	-11.34%	-9.01%	1.99%
LVIP MFS International Growth Fund - Service Class
	2022		0.00%	3.30%	9.21	22.55	17,759,504	248,698,039	-17.28%	-14.50%	0.82%
	2021		0.00%	3.30%	12.58	26.53	18,164,063	302,759,096	7.37%	10.97%	0.47%
	2020		0.00%	3.30%	12.26	24.05	17,682,464	270,033,014	10.54%	14.13%	0.72%
	2019		0.10%	3.30%	11.04	21.18	17,624,384	239,960,020	23.12%	27.12%	1.36%
	2018		0.10%	3.30%	8.93	16.75	17,261,570	188,443,345	-11.30%	-8.55%	1.11%
LVIP MFS International Growth Fund - Standard Class
	2022		0.35%	0.75%	15.51	15.91	138,457	2,198,065	-14.93%	-14.59%	1.13%
	2021		0.35%	0.75%	18.23	18.63	142,255	2,646,084	10.41%	10.85%	0.76%
	2020		0.35%	0.75%	16.80	16.80	118,304	1,985,958	14.14%	14.14%	1.24%
	2019		0.35%	0.35%	14.72	14.72	65,741	967,899	27.12%	27.12%	2.05%
	2018		0.35%	0.40%	11.45	11.58	41,452	480,070	-8.64%	-8.56%	2.14%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP MFS Value Fund - Service Class
	2022		0.00%	3.45%	$11.25	$32.83	44,513,929	$1,025,903,104	-9.49%	-6.31%	1.53%
	2021		0.00%	3.45%	14.49	35.25	48,018,780	1,219,669,506	20.91%	25.03%	1.12%
	2020		0.10%	3.45%	11.73	28.34	51,061,521	1,073,996,761	-0.11%	3.30%	1.46%
	2019		0.10%	3.45%	11.54	27.57	49,893,389	1,039,310,388	25.13%	29.39%	1.47%
	2018		0.10%	3.45%	10.78	21.42	50,948,330	840,483,201	-13.14%	-10.31%	1.48%
LVIP MFS Value Fund - Standard Class
	2022		0.35%	0.75%	16.51	19.85	439,431	7,430,751	-6.78%	-6.40%	1.97%
	2021		0.35%	0.75%	17.71	21.22	395,121	7,152,671	24.53%	25.03%	1.52%
	2020		0.35%	0.75%	14.23	16.98	294,478	4,268,316	2.88%	3.30%	2.08%
	2019		0.35%	0.75%	13.83	16.44	201,851	2,834,769	28.87%	29.39%	2.09%
	2018		0.35%	0.75%	10.73	12.72	148,603	1,615,051	-10.66%	-10.31%	2.23%
LVIP Mondrian International Value Fund - Service Class
	2022		0.00%	3.45%	8.34	22.54	16,010,885	219,638,395	-14.00%	-10.98%	2.57%
	2021		0.00%	3.45%	9.69	25.66	16,498,093	260,140,895	7.23%	10.99%	3.11%
	2020		0.00%	3.45%	9.02	23.44	18,143,286	261,332,249	-8.43%	-5.31%	2.22%
	2019		0.10%	3.45%	9.99	25.06	17,208,394	265,297,173	13.96%	17.84%	3.49%
	2018		0.10%	3.45%	8.96	21.54	18,142,609	240,843,856	-14.70%	-11.79%	2.90%
LVIP Mondrian International Value Fund - Standard Class
	2022		0.35%	2.70%	10.55	24.11	356,559	7,038,487	-13.14%	-11.07%	2.76%
	2021		0.35%	2.80%	11.87	27.40	366,621	8,473,138	8.19%	10.87%	3.23%
	2020		0.35%	2.80%	10.71	24.97	417,944	9,037,128	-7.50%	-5.30%	2.42%
	2019		0.35%	2.70%	11.32	26.75	398,517	9,685,168	15.10%	17.83%	3.64%
	2018		0.35%	2.70%	9.61	23.04	437,295	9,232,697	-13.84%	-11.83%	3.01%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
	2022		0.00%	3.10%	10.59	13.82	6,242,672	75,341,544	-20.72%	-18.22%	1.31%
	2021		0.00%	3.20%	13.41	17.06	6,545,186	98,147,784	12.02%	15.14%	1.53%
	2020		0.30%	3.05%	12.01	14.04	5,781,067	76,317,917	11.67%	14.73%	2.21%
	2019		0.30%	3.20%	10.63	12.28	5,218,256	60,772,868	15.60%	19.00%	0.40%
	2018		0.30%	3.20%	9.20	10.35	5,414,305	53,649,866	-11.44%	-9.15%	0.79%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2022		0.35%	0.65%	13.49	14.73	3,333	45,711	-18.46%	-18.22%	1.71%
	2021		0.35%	0.65%	16.54	18.01	3,333	55,994	15.15%	15.49%	1.07%
	2020		0.35%	0.65%	14.37	14.61	3,333	48,569	14.72%	15.01%	2.47%
	2019		0.40%	0.65%	12.52	12.70	3,016	37,987	18.99%	19.29%	0.77%
	2018		0.40%	0.65%	10.53	10.53	3,016	31,892	-8.82%	-8.82%	0.32%
LVIP PIMCO Low Duration Bond Fund - Service Class
	2022		0.00%	3.50%	7.94	10.42	79,134,927	742,627,118	-8.38%	-5.12%	1.94%
	2021		0.00%	3.50%	8.66	11.02	76,046,158	762,042,646	-4.30%	-0.89%	1.45%
	2020		0.00%	3.50%	9.05	11.15	65,153,659	667,640,520	0.26%	3.73%	1.60%
	2019		0.10%	3.50%	9.02	10.77	52,322,641	524,421,705	-0.39%	3.01%	2.95%
	2018		0.10%	3.45%	9.14	10.48	48,400,783	477,584,323	-2.32%	0.80%	2.34%
LVIP PIMCO Low Duration Bond Fund - Standard Class
	2022		0.35%	2.05%	9.16	10.56	1,243,981	12,694,878	-6.81%	-5.21%	2.23%
	2021		0.35%	2.05%	9.83	11.15	1,116,211	12,043,091	-2.66%	-0.99%	1.77%
	2020		0.35%	2.05%	10.19	11.26	997,025	10,882,596	2.12%	3.73%	2.10%
	2019		0.35%	1.90%	9.98	10.86	606,276	6,393,755	1.42%	3.01%	3.18%
	2018		0.35%	1.90%	9.84	10.55	516,938	5,300,808	-0.79%	0.80%	1.89%
LVIP SSGA Bond Index Fund - Service Class
	2022		0.00%	3.45%	7.78	12.28	73,111,437	763,196,714	-16.59%	-13.66%	1.85%
	2021		0.00%	3.45%	9.33	14.41	78,494,051	970,156,653	-5.54%	-2.22%	1.67%
	2020		0.00%	3.45%	9.87	14.83	75,367,503	970,687,072	3.59%	7.12%	1.96%
	2019		0.10%	3.45%	9.51	13.91	73,531,505	897,310,633	4.31%	7.86%	2.45%
	2018		0.10%	3.45%	8.90	12.96	77,456,544	891,156,307	-3.95%	-0.67%	2.42%
LVIP SSGA Bond Index Fund - Standard Class
	2022		0.35%	1.95%	9.40	12.11	1,505,311	14,796,602	-15.12%	-13.75%	2.21%
	2021		0.35%	1.95%	10.94	14.08	1,603,461	18,114,934	-3.87%	-2.32%	2.15%
	2020		0.35%	1.95%	11.24	14.45	1,302,445	15,188,183	5.41%	7.11%	2.49%
	2019		0.35%	1.95%	10.54	13.53	849,115	9,397,551	6.15%	7.86%	3.56%
	2018		0.35%	1.95%	9.81	12.57	512,198	5,295,579	-2.15%	-0.67%	3.37%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Conservative Index Allocation Fund - Service Class
	2022		0.00%	3.10%	$9.79	$15.27	5,460,963	$71,784,092	-17.56%	-14.96%	2.37%
	2021		0.00%	3.10%	11.87	18.06	5,825,381	91,830,660	2.86%	5.89%	1.87%
	2020		0.20%	3.10%	11.54	17.04	5,825,326	88,140,708	8.50%	11.58%	1.91%
	2019		0.30%	3.10%	10.64	15.32	5,371,748	74,344,768	11.04%	14.20%	2.18%
	2018		0.30%	3.10%	9.58	13.47	5,294,780	65,444,107	-7.49%	-5.19%	2.06%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2022		0.35%	0.75%	11.18	11.90	399,285	4,496,534	-15.39%	-15.05%	2.73%
	2021		0.35%	0.75%	13.21	14.03	389,904	5,184,848	5.58%	6.00%	2.67%
	2020		0.35%	0.75%	13.25	13.25	245,006	3,106,294	11.63%	11.63%	6.72%
	2019		0.50%	0.50%	11.87	11.87	7,729	91,756	14.26%	14.26%	2.41%
	2018	9/4/18	0.50%	0.50%	10.39	10.39	7,825	81,305	-4.90%	-4.90%	2.40%
LVIP SSGA Conservative Structured Allocation Fund - Service Class
	2022		0.00%	3.00%	9.89	14.95	8,881,299	118,021,389	-16.08%	-13.52%	3.43%
	2021		0.00%	3.00%	12.84	17.40	9,797,011	152,969,580	4.00%	7.06%	3.46%
	2020		0.10%	3.15%	12.14	16.35	10,324,762	152,778,106	6.17%	9.29%	1.85%
	2019		0.10%	3.00%	11.25	15.04	11,255,112	154,489,748	10.01%	13.25%	2.37%
	2018		0.10%	3.00%	10.43	13.35	12,532,484	154,149,212	-8.05%	-5.35%	2.50%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2022		0.35%	0.90%	11.78	14.95	94,159	1,223,650	-14.07%	-13.60%	3.95%
	2021		0.35%	0.90%	13.66	14.52	92,945	1,409,656	6.89%	7.05%	4.99%
	2020		0.35%	0.50%	13.57	13.57	66,752	888,686	9.24%	9.24%	2.17%
	2019		0.40%	0.75%	11.61	12.43	56,234	689,119	12.79%	13.19%	2.07%
	2018		0.35%	0.75%	10.39	10.98	91,376	975,261	-5.39%	-5.34%	3.57%
LVIP SSGA Developed International 150 Fund - Service Class
	2022		0.00%	3.20%	9.05	16.09	10,100,187	116,796,543	-10.17%	-7.24%	7.43%
	2021		0.00%	3.20%	10.06	17.49	10,764,109	136,170,553	9.32%	12.76%	4.02%
	2020		0.10%	3.45%	9.20	15.63	11,866,718	134,981,414	-7.58%	-4.43%	2.46%
	2019		0.10%	3.45%	9.92	16.47	11,717,490	141,788,782	11.23%	15.02%	3.88%
	2018		0.10%	3.45%	8.96	14.42	12,708,245	135,853,448	-18.31%	-15.53%	3.30%
LVIP SSGA Developed International 150 Fund - Standard Class
	2022		0.35%	1.85%	11.30	19.83	94,030	1,192,521	-8.72%	-7.34%	7.96%
	2021		0.35%	1.90%	12.16	21.45	76,148	1,055,762	11.03%	12.77%	4.58%
	2020		0.35%	1.90%	10.83	19.07	83,070	1,007,902	-5.90%	-4.43%	2.80%
	2019		0.35%	1.90%	11.38	20.00	82,751	1,086,629	13.25%	15.02%	5.10%
	2018		0.35%	1.90%	9.94	17.44	50,448	602,863	-16.83%	-15.53%	3.88%
LVIP SSGA Emerging Markets 100 Fund - Service Class
	2022		0.00%	3.20%	6.85	12.90	11,049,908	122,434,010	-14.82%	-12.05%	9.76%
	2021		0.00%	3.20%	8.05	14.76	12,030,217	154,248,867	5.10%	8.40%	5.23%
	2020		0.10%	3.45%	7.66	13.69	13,313,771	159,856,644	-1.07%	2.30%	3.34%
	2019		0.10%	3.45%	7.72	13.46	13,578,067	161,919,562	3.71%	7.24%	3.52%
	2018		0.10%	3.45%	7.46	12.62	14,269,233	161,169,585	-15.51%	-12.63%	4.25%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2022		0.35%	1.70%	9.49	16.74	362,590	4,145,482	-13.32%	-12.14%	10.10%
	2021		0.35%	1.70%	10.83	19.11	377,838	4,950,196	6.95%	8.41%	6.17%
	2020		0.35%	1.70%	10.03	17.67	299,913	3,694,147	0.92%	2.30%	3.74%
	2019		0.35%	1.70%	9.84	17.32	305,040	3,695,796	5.79%	7.23%	4.16%
	2018		0.35%	1.90%	8.42	16.19	279,695	3,189,674	-13.96%	-12.62%	5.71%
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
	2022		0.00%	2.95%	9.30	10.51	1,331,092	13,289,167	-23.68%	-21.39%	2.82%
	2021		0.00%	2.95%	12.23	13.37	1,197,409	15,377,926	-6.25%	-3.54%	2.63%
	2020		0.00%	2.85%	13.04	13.83	616,124	8,291,937	13.63%	16.80%	2.18%
	2019		0.10%	2.85%	11.63	11.73	322,497	3,766,193	15.48%	16.35%	3.65%
	2018	11/29/18	0.95%	1.70%	10.07	10.08	19,991	201,410	-3.28%	2.66%	0.00%
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
	2022		0.35%	1.90%	9.38	10.47	189,436	1,969,858	-22.67%	-21.46%	3.17%
	2021		0.35%	1.90%	12.13	13.33	163,366	2,166,182	-5.12%	-3.64%	2.94%
	2020		0.35%	1.90%	13.71	13.83	76,997	1,059,447	16.33%	16.79%	2.12%
	2019	2/15/19	0.35%	0.75%	11.79	11.84	48,289	571,391	9.23%	17.18%	6.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
	2022		0.10%	3.25%	$9.55	$15.38	40,768,608	$553,993,884	-17.28%	-14.63%	3.49%
	2021		0.10%	3.25%	11.51	18.15	44,812,050	723,591,610	8.70%	12.18%	4.70%
	2020		0.10%	3.25%	10.55	16.64	49,516,854	723,636,877	3.34%	6.65%	1.57%
	2019		0.10%	3.50%	10.17	15.68	54,946,676	764,421,527	11.77%	15.35%	2.24%
	2018		0.10%	3.25%	9.07	13.66	60,617,466	741,127,737	-11.33%	-8.50%	2.53%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2022		0.35%	1.85%	11.73	19.33	154,198	1,982,306	-15.90%	-14.63%	4.05%
	2021		0.35%	1.85%	14.35	22.71	183,278	2,882,834	10.51%	12.18%	6.64%
	2020		0.35%	1.85%	12.84	20.30	66,639	1,064,218	5.06%	6.65%	2.42%
	2019		0.35%	1.85%	12.09	19.10	40,415	681,522	13.63%	15.35%	2.41%
	2018		0.35%	1.85%	10.59	16.60	47,991	709,882	-9.86%	-8.50%	2.95%
LVIP SSGA International Index Fund - Service Class
	2022		0.00%	3.45%	8.90	16.93	22,343,640	239,051,620	-17.44%	-14.53%	4.09%
	2021		0.00%	3.45%	10.71	19.92	23,976,158	304,115,127	7.03%	10.78%	2.34%
	2020		0.00%	3.45%	9.95	18.09	25,149,358	291,692,201	3.94%	7.48%	2.24%
	2019		0.10%	3.45%	9.52	16.92	26,114,737	285,999,479	17.16%	21.16%	2.30%
	2018		0.10%	3.45%	8.07	14.03	28,645,675	263,191,585	-16.84%	-14.01%	2.45%
LVIP SSGA International Index Fund - Standard Class
	2022		0.35%	2.05%	11.37	19.53	947,991	12,590,162	-16.06%	-14.62%	4.76%
	2021		0.35%	2.05%	13.47	22.93	809,081	12,530,545	8.80%	10.67%	2.89%
	2020		0.35%	2.05%	12.23	20.77	609,495	8,591,569	5.66%	7.47%	3.00%
	2019		0.35%	2.05%	11.43	19.37	419,622	5,597,115	19.29%	21.16%	2.74%
	2018		0.35%	1.90%	9.65	16.03	377,158	4,186,706	-15.33%	-14.00%	3.26%
LVIP SSGA International Managed Volatility Fund - Service Class
	2022		0.30%	3.20%	7.53	11.62	30,902,656	269,509,411	-19.66%	-17.29%	3.87%
	2021		0.30%	3.20%	9.38	14.04	31,785,585	339,266,732	7.01%	10.16%	1.97%
	2020		0.30%	3.20%	8.76	12.75	34,703,945	340,513,878	-4.33%	-1.51%	1.70%
	2019		0.30%	3.20%	9.16	12.95	34,495,436	347,884,977	14.75%	18.13%	2.10%
	2018		0.30%	3.20%	7.98	10.96	38,296,866	330,913,970	-15.19%	-12.69%	2.02%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2022		0.65%	1.90%	8.66	9.69	6,844	63,650	-18.40%	-17.37%	3.96%
	2021		0.65%	1.90%	10.61	11.73	7,308	82,961	8.68%	10.05%	2.34%
	2020		0.65%	1.90%	9.76	10.66	7,860	81,422	-2.84%	-1.62%	1.29%
	2019		0.65%	1.90%	10.05	10.83	14,351	148,264	16.55%	18.02%	2.37%
	2018		0.65%	1.90%	8.62	9.18	15,562	137,180	-13.86%	-12.77%	2.29%
LVIP SSGA Large Cap 100 Fund - Service Class
	2022		0.00%	3.30%	10.87	35.84	10,812,475	294,869,049	-13.12%	-10.20%	2.52%
	2021		0.00%	3.30%	17.42	41.11	11,508,208	374,015,414	27.28%	31.41%	1.94%
	2020		0.10%	3.45%	13.77	32.18	12,829,795	326,782,046	-0.76%	2.62%	2.48%
	2019		0.10%	3.45%	13.85	32.27	13,230,409	335,489,909	22.68%	26.86%	2.38%
	2018		0.10%	3.45%	11.27	26.17	14,080,296	287,652,940	-14.34%	-11.42%	1.90%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2022		0.35%	2.15%	17.20	51.01	394,504	7,845,358	-11.89%	-10.29%	2.91%
	2021		0.35%	2.15%	19.25	57.00	415,782	9,467,670	29.07%	31.42%	2.64%
	2020		0.35%	2.15%	14.71	43.48	329,663	5,983,837	0.79%	2.62%	2.91%
	2019		0.35%	2.15%	14.39	42.47	291,484	5,408,616	24.59%	26.85%	3.36%
	2018		0.35%	2.15%	11.39	33.57	158,212	2,872,204	-13.00%	-11.42%	2.27%
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
	2022		0.20%	3.25%	13.01	19.05	40,865,859	716,342,959	-19.65%	-17.16%	1.11%
	2021		0.20%	3.25%	15.93	23.11	41,694,258	894,082,224	23.69%	27.52%	1.16%
	2020		0.20%	3.25%	13.13	18.20	45,460,943	774,708,803	11.80%	15.26%	1.70%
	2019		0.20%	3.25%	11.41	15.86	46,159,937	690,589,285	17.06%	20.50%	1.38%
	2018		0.30%	3.20%	11.44	13.21	39,380,761	493,738,934	-7.88%	-5.50%	1.69%
LVIP SSGA Mid-Cap Index Fund - Service Class
	2022		0.00%	3.45%	9.71	16.98	9,423,644	141,363,427	-16.55%	-13.61%	1.19%
	2021		0.00%	3.45%	14.49	19.68	9,552,505	169,594,180	19.85%	24.06%	0.97%
	2020		0.00%	3.45%	11.84	15.88	8,280,057	121,479,345	9.08%	12.79%	1.45%
	2019		0.10%	3.45%	10.63	14.08	7,384,635	97,785,638	21.24%	25.37%	1.18%
	2018		0.10%	3.45%	10.51	11.23	5,756,164	62,231,119	-14.38%	-11.68%	1.63%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2022		0.35%	2.25%	$15.11	$16.98	762,045	$12,787,269	-15.33%	-13.70%	1.54%
	2021		0.35%	2.25%	17.85	19.68	674,232	13,137,815	21.60%	23.93%	1.32%
	2020		0.35%	2.25%	14.68	15.88	467,456	7,354,196	10.67%	12.79%	1.77%
	2019		0.35%	2.25%	13.26	14.08	385,213	5,379,773	23.01%	25.37%	1.47%
	2018		0.35%	2.25%	10.78	11.23	251,849	2,809,029	-13.34%	-11.68%	2.05%
LVIP SSGA Moderate Index Allocation Fund - Service Class
	2022		0.10%	3.20%	10.77	17.81	14,711,781	227,901,281	-18.28%	-15.71%	2.48%
	2021		0.10%	3.20%	13.14	21.25	15,384,134	288,980,814	6.66%	10.01%	1.98%
	2020		0.10%	3.20%	12.33	19.42	15,301,045	266,641,121	9.97%	13.44%	1.94%
	2019		0.10%	3.50%	11.20	17.22	15,988,603	249,717,225	14.22%	17.58%	2.08%
	2018		0.30%	3.25%	9.80	14.76	15,866,273	214,581,827	-9.49%	-6.78%	1.98%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2022		0.35%	0.75%	11.82	13.45	373,151	4,686,550	-16.05%	-15.71%	2.35%
	2021		0.35%	0.75%	14.07	16.01	455,114	6,757,072	9.57%	10.01%	2.50%
	2020		0.35%	0.75%	12.96	14.21	322,655	4,383,674	13.26%	13.43%	3.43%
	2019		0.35%	0.50%	12.54	12.54	124,203	1,552,417	17.65%	17.65%	2.61%
	2018		0.50%	0.50%	10.66	10.66	92,882	990,353	-6.74%	-6.74%	5.18%
LVIP SSGA Moderate Structured Allocation Fund - Service Class
	2022		0.00%	3.30%	10.41	17.61	33,996,840	521,886,022	-16.19%	-13.38%	4.10%
	2021		0.00%	3.30%	12.28	20.45	37,555,749	680,018,510	8.24%	11.76%	4.28%
	2020		0.10%	3.30%	11.48	18.30	41,297,854	678,863,049	6.03%	9.48%	2.19%
	2019		0.10%	3.30%	10.82	16.80	45,057,307	687,544,662	12.50%	16.17%	2.47%
	2018		0.10%	3.30%	9.79	14.55	50,332,512	672,244,719	-10.28%	-7.45%	2.71%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2022		0.35%	0.70%	12.99	13.78	97,936	1,293,276	-13.76%	-13.45%	4.10%
	2021		0.35%	0.70%	15.03	15.93	115,842	1,764,213	11.59%	11.76%	5.90%
	2020		0.35%	0.50%	13.56	14.26	99,081	1,351,763	9.42%	9.47%	3.03%
	2019		0.35%	0.40%	12.39	13.04	74,748	934,239	16.11%	16.16%	2.63%
	2018		0.35%	0.40%	10.66	11.23	78,803	847,508	-7.49%	-7.45%	3.72%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
	2022		0.00%	3.25%	11.25	18.65	12,463,323	198,626,794	-18.78%	-16.09%	2.30%
	2021		0.00%	3.25%	13.63	22.37	12,725,423	248,635,849	7.54%	10.98%	1.92%
	2020		0.10%	3.25%	12.74	20.27	12,635,048	227,795,061	10.35%	13.88%	2.17%
	2019		0.10%	3.50%	11.34	17.89	13,477,189	217,105,923	15.61%	19.31%	1.98%
	2018		0.10%	3.25%	10.76	15.08	14,587,041	196,125,727	-10.61%	-7.93%	2.01%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2022		0.35%	0.70%	12.17	13.81	413,386	5,448,781	-16.47%	-16.17%	3.51%
	2021		0.35%	0.70%	14.52	16.54	294,849	4,754,600	10.59%	10.98%	2.13%
	2020		0.35%	0.70%	13.08	14.95	305,888	4,476,658	13.48%	13.88%	2.59%
	2019		0.35%	0.70%	12.86	13.18	281,584	3,626,780	18.89%	19.13%	2.65%
	2018		0.50%	0.70%	10.79	11.08	220,084	2,381,036	-8.07%	-7.89%	2.36%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class
	2022		0.00%	3.15%	11.02	18.49	18,305,093	297,011,477	-16.04%	-13.35%	4.39%
	2021		0.00%	3.15%	14.51	21.48	20,167,629	384,870,969	9.87%	13.28%	4.69%
	2020		0.10%	3.15%	12.97	19.07	22,118,933	378,544,559	5.63%	8.90%	2.26%
	2019		0.10%	3.50%	12.06	17.61	25,063,322	400,521,801	13.51%	17.02%	2.52%
	2018		0.10%	3.15%	10.73	15.13	27,815,521	386,000,586	-11.27%	-8.70%	2.84%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2022		0.35%	0.75%	13.13	14.09	156,051	2,108,521	-13.78%	-13.44%	4.70%
	2021		0.35%	0.75%	15.23	16.28	178,662	2,789,953	12.83%	13.28%	5.29%
	2020		0.35%	0.75%	13.49	14.38	179,244	2,475,931	8.46%	8.90%	2.64%
	2019		0.35%	0.75%	12.44	13.21	181,196	2,301,852	16.55%	17.02%	2.87%
	2018		0.35%	0.75%	10.67	11.30	187,679	2,041,451	-8.88%	-8.52%	2.86%
LVIP SSGA Nasdaq-100 Index Fund - Service Class
	2022		0.00%	1.65%	7.98	8.20	792,948	6,385,744	-33.99%	-32.89%	0.17%
	2021	6/7/21	0.00%	1.65%	12.09	12.22	775,552	9,412,574	-1.72%	17.44%	0.14%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Nasdaq-100 Index Fund - Standard Class
	2022		0.35%	0.75%	$8.13	$8.19	45,644	$371,766	-33.23%	-32.96%	0.40%
	2021	6/17/21	0.35%	0.75%	12.18	12.21	42,321	516,672	2.86%	15.15%	0.24%
LVIP SSGA S&P 500 Index Fund - Service Class
	2022		0.00%	3.45%	9.94	36.77	57,815,593	1,472,614,254	-21.28%	-18.51%	1.24%
	2021		0.00%	3.45%	14.39	45.48	56,655,128	1,867,313,439	23.76%	28.10%	1.05%
	2020		0.00%	3.45%	14.19	36.56	56,438,349	1,527,934,828	13.74%	17.62%	1.41%
	2019		0.10%	3.45%	12.21	31.24	56,011,695	1,327,146,985	26.43%	30.74%	1.51%
	2018		0.10%	3.45%	11.84	24.20	53,725,853	1,009,694,677	-8.10%	-4.97%	1.60%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2022		0.35%	3.20%	15.89	49.22	4,788,124	106,519,679	-20.88%	-18.59%	1.57%
	2021		0.35%	3.20%	20.08	60.61	4,307,583	121,967,033	24.38%	27.97%	1.38%
	2020		0.35%	3.20%	16.15	47.48	3,769,835	87,912,941	14.32%	17.62%	1.73%
	2019		0.35%	3.20%	15.35	40.47	3,268,447	69,701,663	27.58%	30.74%	1.77%
	2018		0.35%	2.80%	11.79	31.03	2,924,804	51,329,907	-7.28%	-4.98%	1.97%
LVIP SSGA Short-Term Bond Index Fund - Service Class
	2022		0.00%	3.45%	8.93	10.40	19,171,798	188,139,629	-6.96%	-3.69%	1.25%
	2021		0.00%	3.45%	9.59	10.80	16,322,399	168,729,878	-4.13%	-0.77%	0.75%
	2020		0.00%	3.45%	10.01	10.90	14,630,291	154,373,662	-0.11%	3.29%	1.74%
	2019		0.10%	3.45%	10.02	10.55	9,771,857	101,119,811	0.99%	4.22%	3.04%
	2018	5/21/18	0.30%	3.45%	9.92	10.12	4,337,495	43,554,591	-0.34%	1.09%	2.62%
LVIP SSGA Short-Term Bond Index Fund - Standard Class
	2022		0.35%	1.90%	9.71	10.40	766,009	7,917,224	-5.27%	-3.79%	1.54%
	2021		0.35%	1.90%	10.25	10.81	581,124	6,246,840	-2.39%	-0.87%	0.98%
	2020		0.35%	1.90%	10.50	10.91	545,833	5,930,586	1.69%	3.28%	2.45%
	2019		0.35%	1.90%	10.51	10.56	256,543	2,702,294	4.06%	4.43%	3.64%
	2018	6/25/18	0.35%	0.70%	10.06	10.12	70,994	718,337	0.53%	1.06%	2.39%
LVIP SSGA Small-Cap Index Fund - Service Class
	2022		0.00%	3.45%	7.83	26.08	21,358,602	372,961,199	-23.67%	-20.98%	0.91%
	2021		0.00%	3.45%	14.20	33.99	21,674,967	493,880,458	10.39%	14.27%	0.59%
	2020		0.00%	3.45%	13.00	30.64	22,387,107	458,339,604	14.87%	18.78%	0.84%
	2019		0.10%	3.45%	11.08	26.54	22,651,805	397,700,809	20.49%	24.60%	0.76%
	2018		0.10%	3.45%	10.56	21.92	21,129,599	304,238,227	-14.59%	-11.68%	0.79%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2022		0.35%	2.05%	14.46	37.12	982,185	15,790,701	-22.39%	-21.06%	1.26%
	2021		0.35%	2.05%	18.38	47.14	838,904	17,434,045	12.23%	14.16%	0.95%
	2020		0.35%	2.05%	16.17	41.40	701,784	13,407,917	16.78%	18.78%	1.19%
	2019		0.35%	2.05%	13.67	34.94	595,185	10,786,861	22.68%	24.60%	1.04%
	2018		0.35%	1.90%	11.01	28.11	578,940	8,557,018	-13.04%	-11.68%	1.16%
LVIP SSGA Small-Mid Cap 200 Fund - Service Class
	2022		0.00%	3.45%	12.74	32.09	6,343,657	161,479,195	-15.63%	-12.67%	3.20%
	2021		0.00%	3.45%	15.07	36.98	6,669,567	203,431,901	28.80%	33.19%	2.15%
	2020		0.10%	3.45%	11.68	27.92	7,024,908	165,931,202	2.13%	5.61%	2.66%
	2019		0.10%	3.45%	11.42	26.58	6,616,792	151,249,518	15.47%	19.40%	1.83%
	2018		0.10%	3.45%	9.88	22.51	6,352,589	125,142,430	-16.60%	-13.76%	2.87%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2022		0.35%	2.15%	14.79	41.88	532,763	9,107,340	-14.31%	-12.76%	3.79%
	2021		0.35%	2.15%	17.02	48.13	541,338	10,616,621	30.82%	33.19%	2.70%
	2020		0.35%	2.15%	12.83	36.23	455,756	7,149,118	3.73%	5.61%	2.98%
	2019		0.35%	2.15%	12.20	34.39	352,281	5,627,931	17.28%	19.41%	2.25%
	2018		0.35%	2.15%	10.25	28.87	186,912	3,034,293	-15.30%	-13.76%	2.82%
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
	2022		0.20%	3.25%	9.66	13.81	42,531,521	536,214,936	-21.18%	-18.73%	0.77%
	2021		0.20%	3.25%	12.93	17.06	42,507,737	667,995,657	12.25%	15.72%	2.38%
	2020		0.20%	3.25%	11.21	14.80	45,116,933	621,268,121	9.47%	12.86%	1.87%
	2019		0.20%	3.25%	9.96	13.17	44,924,394	555,084,930	10.68%	14.06%	0.63%
	2018		0.20%	3.20%	10.01	11.59	39,282,891	430,380,066	-12.22%	-9.90%	1.42%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class
	2022		0.65%	1.90%	$12.48	$14.08	3,160	$43,085	-19.90%	-18.89%	0.99%
	2021		0.65%	1.90%	15.58	17.36	3,581	60,480	14.05%	15.49%	2.55%
	2020		0.65%	1.90%	13.66	15.03	4,049	59,258	11.24%	12.63%	2.06%
	2019		0.65%	1.90%	12.45	13.34	4,717	61,647	12.63%	13.82%	0.79%
	2018		0.65%	1.70%	11.05	11.72	4,529	52,386	-10.67%	-9.73%	1.04%
LVIP T. Rowe Price 2010 Fund - Service Class
	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.07%
	2021		0.75%	2.80%	13.62	18.38	295,210	4,803,174	5.34%	7.52%	2.40%
	2020		0.75%	2.80%	12.93	17.10	333,829	5,066,575	8.92%	11.18%	1.86%
	2019		0.75%	2.80%	11.87	15.38	391,065	5,391,098	12.25%	14.57%	2.55%
	2018		0.75%	2.80%	10.58	13.42	419,783	5,119,178	-7.10%	-5.17%	1.79%
LVIP T. Rowe Price 2020 Fund - Service Class
	2022		0.60%	2.80%	11.40	16.07	492,128	6,711,010	-17.73%	-15.90%	2.60%
	2021		0.60%	2.80%	13.86	19.11	543,426	8,904,846	6.92%	9.29%	2.73%
	2020		0.60%	2.80%	12.96	17.13	579,091	8,738,482	9.87%	12.14%	2.19%
	2019		0.75%	2.80%	11.80	15.28	618,831	8,395,444	15.36%	17.75%	2.49%
	2018		0.75%	2.80%	10.22	12.97	734,500	8,570,594	-8.42%	-6.52%	1.56%
LVIP T. Rowe Price 2030 Fund - Service Class
	2022		0.60%	2.80%	11.64	16.41	264,671	3,638,973	-19.36%	-17.57%	1.94%
	2021		0.60%	2.80%	14.44	19.91	271,974	4,578,916	10.18%	12.63%	2.03%
	2020		0.60%	2.85%	13.01	17.32	280,225	4,233,552	11.74%	14.11%	1.85%
	2019		0.75%	2.85%	11.65	15.18	323,415	4,320,349	18.42%	20.93%	2.22%
	2018		0.75%	2.85%	9.83	12.55	367,010	4,101,217	-10.41%	-8.51%	1.40%
LVIP T. Rowe Price 2040 Fund - Service Class
	2022		0.90%	2.55%	11.96	15.47	317,093	4,278,879	-20.01%	-18.68%	1.52%
	2021		0.90%	2.60%	14.84	19.03	326,689	5,572,231	13.65%	15.59%	2.35%
	2020		0.90%	2.85%	12.62	16.46	342,267	5,085,929	13.07%	15.29%	1.71%
	2019		0.90%	2.85%	11.16	14.28	367,238	4,749,561	20.64%	23.02%	2.02%
	2018		0.90%	2.85%	9.25	11.27	379,703	4,037,428	-11.51%	-9.99%	1.37%
LVIP T. Rowe Price Growth Stock Fund - Service Class
	2022		0.00%	3.20%	6.61	34.70	11,805,693	271,450,049	-42.73%	-40.87%	0.00%
	2021		0.00%	3.20%	13.88	59.04	11,542,092	465,035,203	16.39%	20.18%	0.00%
	2020		0.00%	3.20%	19.51	49.42	12,106,242	421,366,135	31.84%	35.99%	0.00%
	2019		0.10%	3.20%	16.57	36.52	13,823,585	361,991,166	26.62%	30.60%	0.00%
	2018		0.10%	3.20%	13.13	28.55	14,467,632	296,820,655	-4.48%	-1.46%	0.09%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2022		0.35%	0.80%	16.29	20.38	252,879	4,340,746	-41.19%	-40.93%	0.00%
	2021		0.35%	0.80%	27.69	34.52	249,585	7,273,797	19.51%	20.05%	0.00%
	2020		0.35%	0.80%	23.15	28.77	211,891	5,179,266	35.38%	35.99%	0.00%
	2019		0.35%	0.80%	17.09	21.16	195,415	3,529,872	30.02%	30.60%	0.08%
	2018		0.35%	0.80%	13.14	16.21	159,557	2,237,503	-1.86%	-1.47%	0.22%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
	2022		0.00%	3.45%	7.68	52.66	7,965,707	285,169,419	-27.27%	-24.71%	0.00%
	2021		0.00%	3.50%	13.81	70.90	7,775,951	390,215,525	9.65%	13.56%	0.01%
	2020		0.00%	3.50%	18.67	63.28	7,668,665	352,552,658	26.85%	31.23%	0.00%
	2019		0.10%	3.50%	14.62	48.83	7,692,717	278,210,550	32.41%	36.92%	0.00%
	2018		0.10%	3.45%	10.73	36.11	6,591,240	179,669,335	-6.59%	-3.40%	0.17%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2022		0.35%	3.10%	18.03	55.84	131,391	3,410,846	-26.83%	-24.79%	0.02%
	2021		0.35%	3.10%	24.07	74.95	117,791	4,602,933	10.37%	13.45%	0.01%
	2020		0.35%	3.10%	21.30	66.70	156,621	5,084,044	27.67%	31.23%	0.00%
	2019		0.35%	3.10%	16.29	51.31	108,941	3,369,519	33.20%	36.92%	0.17%
	2018		0.35%	3.10%	11.95	37.83	94,511	2,576,337	-6.04%	-3.41%	0.33%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
	2022		0.30%	3.20%	$9.88	$11.14	14,540,281	$154,235,401	-24.23%	-21.99%	1.22%
	2021		0.30%	3.20%	13.09	14.29	13,400,286	184,408,512	14.28%	17.53%	2.54%
	2020		0.30%	3.15%	11.45	12.15	10,939,691	129,743,309	4.96%	7.94%	1.68%
	2019		0.30%	3.50%	10.95	11.13	7,009,127	77,894,950	14.87%	16.55%	8.62%
	2018	11/20/18	1.30%	2.80%	9.53	9.55	167,248	1,597,445	-3.82%	0.57%	2.73%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class
	2022		0.50%	0.50%	11.16	11.16	90,451	1,009,832	-21.96%	-21.96%	1.40%
	2021		0.50%	0.50%	14.31	14.31	89,087	1,274,421	17.59%	17.59%	2.85%
	2020		0.50%	0.50%	12.16	12.16	71,114	865,106	7.99%	7.99%	2.06%
	2019	3/11/19	0.50%	0.50%	11.27	11.27	12,396	139,647	11.47%	11.47%	4.57%
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
	2022		0.30%	3.45%	9.72	12.60	133,131,661	1,541,796,315	-23.04%	-20.57%	1.32%
	2021		0.30%	3.45%	12.63	15.87	131,802,458	1,935,606,062	11.18%	14.74%	2.52%
	2020		0.30%	3.45%	11.49	13.83	130,329,819	1,680,865,371	4.78%	7.91%	1.59%
	2019		0.30%	3.50%	10.99	12.82	119,595,663	1,440,535,272	13.20%	16.53%	1.55%
	2018		0.30%	3.20%	9.71	11.00	98,400,591	1,023,769,887	-7.86%	-5.14%	1.75%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2022		0.50%	1.85%	11.20	12.64	214,528	2,710,228	-21.60%	-20.53%	1.54%
	2021		0.50%	1.85%	15.48	15.91	213,759	3,397,774	14.62%	14.79%	3.13%
	2020		0.50%	0.65%	13.51	13.86	158,680	2,198,397	7.80%	7.96%	2.10%
	2019		0.50%	0.65%	12.53	12.53	119,887	1,538,311	16.42%	16.42%	4.53%
	2018		0.65%	0.65%	10.76	10.76	2,892	31,124	-5.24%	-5.24%	1.73%
LVIP Vanguard Bond Allocation Fund - Service Class
	2022		0.00%	3.45%	7.41	10.23	85,817,657	783,495,027	-16.52%	-13.58%	1.73%
	2021		0.00%	3.45%	8.86	11.91	88,579,381	948,844,590	-4.88%	-1.54%	1.24%
	2020		0.00%	3.45%	9.29	12.17	77,054,911	851,083,977	1.84%	5.31%	1.30%
	2019		0.10%	3.45%	9.11	11.62	71,285,726	758,441,830	3.57%	7.10%	2.42%
	2018		0.10%	3.45%	8.94	10.90	61,620,139	621,064,769	-3.53%	-0.49%	2.00%
LVIP Vanguard Bond Allocation Fund - Standard Class
	2022		0.35%	2.05%	8.81	10.54	3,891,265	37,224,697	-15.13%	-13.67%	1.98%
	2021		0.35%	2.05%	10.38	12.23	3,953,945	43,910,638	-3.29%	-1.63%	1.60%
	2020		0.35%	2.05%	10.74	12.47	2,571,417	29,318,795	3.54%	5.31%	1.68%
	2019		0.35%	2.05%	10.37	11.87	1,781,221	19,494,744	5.30%	7.10%	2.76%
	2018		0.35%	2.05%	9.88	11.11	1,566,765	16,207,787	-2.03%	-0.50%	2.87%
LVIP Vanguard Domestic Equity ETF Fund - Service Class
	2022		0.00%	3.30%	11.51	31.79	14,882,607	356,703,140	-21.58%	-18.95%	1.02%
	2021		0.00%	3.30%	14.34	39.56	14,475,983	443,944,289	21.35%	25.42%	1.02%
	2020		0.00%	3.30%	16.15	31.81	14,022,412	356,405,000	15.65%	19.41%	1.19%
	2019		0.10%	3.30%	13.59	26.84	14,024,885	304,757,104	25.87%	29.84%	1.42%
	2018		0.10%	3.20%	10.51	20.83	12,995,865	223,984,620	-8.16%	-5.27%	1.31%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2022		0.35%	2.05%	17.98	30.31	893,587	18,335,143	-20.39%	-19.03%	1.22%
	2021		0.35%	2.05%	22.29	37.53	901,614	23,026,286	23.19%	25.30%	1.29%
	2020		0.35%	2.05%	17.86	30.02	561,413	12,620,831	17.51%	19.41%	1.75%
	2019		0.35%	1.95%	15.02	25.21	341,821	5,633,407	27.77%	29.83%	2.25%
	2018		0.35%	1.95%	11.61	19.46	178,960	2,428,702	-6.72%	-5.31%	2.29%
LVIP Vanguard International Equity ETF Fund - Service Class
	2022		0.00%	3.30%	8.19	14.17	20,499,157	244,758,115	-19.54%	-16.83%	2.34%
	2021		0.00%	3.30%	11.56	17.18	19,569,299	285,388,076	4.39%	7.89%	2.71%
	2020		0.00%	3.30%	11.08	16.06	17,488,930	240,447,642	7.02%	10.50%	2.01%
	2019		0.10%	3.30%	10.35	14.64	16,990,592	214,600,065	17.94%	21.78%	3.00%
	2018		0.10%	3.30%	8.85	12.11	14,952,968	157,874,235	-17.64%	-15.01%	2.21%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2022		0.35%	2.05%	11.46	13.84	1,670,397	21,510,342	-18.32%	-16.92%	2.59%
	2021		0.35%	2.05%	14.03	16.70	1,568,440	24,400,403	5.97%	7.78%	3.11%
	2020		0.35%	2.05%	13.29	15.53	1,037,297	15,093,131	8.75%	10.51%	2.39%
	2019		0.35%	1.95%	12.07	14.09	822,879	10,896,006	19.84%	21.77%	3.53%
	2018		0.35%	1.95%	9.94	11.60	596,515	6,536,830	-16.31%	-15.05%	4.64%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Wellington Capital Growth Fund - Service Class
	2022		0.00%	3.15%	$7.14	$40.19	11,057,868	$338,112,468	-35.56%	-33.49%	0.00%
	2021		0.00%	3.20%	13.26	60.92	10,971,448	518,385,899	13.08%	16.83%	0.00%
	2020		0.00%	3.20%	24.81	52.57	12,327,705	512,853,327	38.25%	42.53%	0.00%
	2019		0.10%	3.15%	17.63	37.14	13,601,554	409,005,671	36.66%	40.89%	0.00%
	2018		0.10%	3.15%	13.03	26.92	14,720,807	322,412,105	-2.04%	1.00%	0.00%
LVIP Wellington Capital Growth Fund - Standard Class
	2022		0.35%	0.75%	19.87	25.41	181,736	3,703,955	-33.83%	-33.56%	0.00%
	2021		0.35%	0.75%	30.02	38.26	239,895	7,357,807	16.24%	16.71%	0.00%
	2020		0.35%	0.75%	25.83	32.80	208,634	5,489,830	41.96%	42.53%	0.00%
	2019		0.35%	0.75%	18.19	23.02	79,528	1,472,386	40.35%	40.89%	0.00%
	2018		0.35%	0.75%	13.09	16.35	58,383	769,085	0.95%	1.00%	0.00%
LVIP Wellington SMID Cap Value Fund - Service Class
	2022		0.00%	3.30%	10.52	28.64	6,703,813	124,501,880	-13.15%	-10.23%	0.51%
	2021		0.00%	3.30%	14.69	32.85	7,097,240	150,529,032	23.75%	27.75%	0.25%
	2020		0.10%	3.30%	11.87	26.46	7,483,757	126,307,186	-1.78%	1.42%	0.70%
	2019		0.10%	3.30%	12.08	26.84	6,971,069	118,157,095	26.08%	30.14%	0.80%
	2018		0.10%	3.30%	9.75	21.22	6,681,109	88,479,157	-17.48%	-14.83%	0.45%
LVIP Wellington SMID Cap Value Fund - Standard Class
	2022		0.35%	0.75%	15.12	16.50	97,734	1,535,261	-10.67%	-10.31%	0.77%
	2021		0.35%	0.75%	16.93	18.40	105,682	1,851,301	27.24%	27.75%	0.53%
	2020		0.35%	0.75%	13.30	14.41	79,861	1,094,602	1.01%	1.42%	1.27%
	2019		0.35%	0.75%	13.17	14.22	47,527	648,005	29.62%	30.14%	0.95%
	2018		0.35%	0.75%	10.26	10.93	41,829	444,568	-14.88%	-14.83%	0.92%
LVIP Western Asset Core Bond Fund - Service Class
	2022		0.00%	3.45%	8.15	9.84	40,328,940	366,845,336	-19.45%	-16.62%	2.68%
	2021		0.00%	3.50%	9.86	11.81	41,923,985	464,021,963	-5.34%	-1.97%	2.24%
	2020		0.00%	3.50%	10.66	12.06	32,920,950	377,085,529	4.99%	8.62%	2.37%
	2019		0.10%	3.50%	10.17	11.10	23,700,956	253,487,365	6.47%	10.10%	3.54%
	2018		0.10%	3.45%	9.55	10.09	11,674,621	115,067,385	-4.62%	-1.37%	4.67%
LVIP Western Asset Core Bond Fund - Standard Class
	2022		0.35%	2.05%	8.94	9.84	1,535,528	14,982,326	-18.11%	-16.71%	3.11%
	2021		0.35%	2.05%	10.92	11.81	1,384,325	16,261,219	-3.71%	-2.06%	2.76%
	2020		0.35%	2.05%	11.34	12.06	869,160	10,437,613	6.79%	8.62%	2.60%
	2019		0.35%	2.05%	10.67	11.10	659,514	7,297,019	8.46%	10.09%	3.61%
	2018		0.35%	1.85%	9.84	10.08	392,090	3,945,714	-2.85%	-1.38%	6.63%
MFS® VIT Growth Series - Initial Class
	2022		0.35%	2.35%	19.27	55.30	144,175	4,511,849	-33.23%	-31.87%	0.00%
	2021		0.35%	2.35%	28.40	82.65	155,606	7,451,183	20.66%	23.10%	0.00%
	2020		0.35%	2.35%	23.57	68.35	163,417	6,464,207	28.80%	31.40%	0.00%
	2019		0.35%	2.35%	17.94	52.94	174,517	5,298,058	34.94%	37.67%	0.00%
	2018		0.35%	2.35%	13.03	39.13	180,990	4,152,319	0.29%	2.31%	0.09%
MFS® VIT Growth Series - Service Class
	2022		0.00%	3.45%	7.92	56.60	6,093,976	195,024,845	-34.12%	-31.80%	0.00%
	2021		0.00%	3.50%	15.48	84.08	5,806,384	288,785,022	19.00%	23.11%	0.00%
	2020		0.10%	3.50%	20.31	69.12	6,219,425	260,005,428	27.01%	31.40%	0.00%
	2019		0.10%	3.50%	17.15	53.36	6,052,691	197,377,758	33.11%	37.64%	0.00%
	2018		0.10%	3.45%	12.97	39.45	5,223,117	128,031,063	-0.86%	2.31%	0.00%
MFS® VIT Total Return Series - Initial Class
	2022		0.35%	2.35%	13.93	29.69	215,189	5,226,093	-11.68%	-9.90%	1.69%
	2021		0.35%	2.35%	15.52	33.30	236,435	6,507,398	11.47%	13.72%	1.74%
	2020		0.35%	2.35%	13.86	29.59	228,799	5,934,363	7.26%	9.43%	2.25%
	2019		0.35%	2.35%	12.68	27.33	252,142	6,204,503	17.59%	19.96%	2.42%
	2018		0.35%	2.35%	10.59	23.02	262,263	5,456,637	-7.81%	-5.94%	2.14%
MFS® VIT Total Return Series - Service Class
	2022		0.00%	3.30%	11.06	25.74	6,346,168	121,727,885	-12.77%	-9.84%	1.47%
	2021		0.00%	3.30%	12.32	28.96	6,314,264	138,397,311	10.14%	13.72%	1.63%
	2020		0.10%	3.30%	12.33	25.79	5,967,271	117,534,549	5.96%	9.41%	2.11%
	2019		0.10%	3.30%	11.59	23.89	5,710,379	105,278,923	16.22%	20.00%	2.22%
	2018		0.10%	3.30%	9.94	20.17	4,835,040	76,373,883	-8.93%	-5.96%	2.05%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT Utilities Series - Initial Class
	2022		0.35%	2.35%	$16.32	$67.26	132,933	$5,332,263	-1.59%	0.40%	2.47%
	2021		0.35%	2.35%	16.32	68.21	139,736	6,274,044	11.44%	13.69%	1.69%
	2020		0.35%	2.35%	14.41	61.08	144,958	6,100,493	3.44%	5.53%	2.48%
	2019		0.35%	2.35%	13.84	58.93	155,341	6,530,409	22.16%	24.63%	3.71%
	2018		0.35%	2.35%	11.11	48.14	170,062	6,113,663	-1.29%	0.71%	1.10%
MFS® VIT Utilities Series - Service Class
	2022		0.00%	3.20%	12.49	67.96	4,970,955	168,043,315	-2.69%	0.48%	2.23%
	2021		0.00%	3.20%	13.65	68.90	4,781,218	179,773,953	10.24%	13.71%	1.53%
	2020		0.10%	3.20%	13.85	61.66	5,198,996	174,749,677	2.29%	5.52%	2.22%
	2019		0.10%	3.20%	13.29	59.47	5,569,220	183,356,573	20.87%	24.68%	3.74%
	2018		0.10%	3.20%	11.03	48.54	6,203,610	168,257,391	-2.36%	0.71%	0.84%
MFS® VIT II Core Equity Portfolio - Service Class
	2022		1.30%	2.65%	28.29	45.72	42,241	1,616,056	-19.65%	-18.55%	0.09%
	2021		1.30%	2.65%	35.15	56.14	47,756	2,253,606	21.79%	23.44%	0.27%
	2020		1.30%	2.65%	28.82	45.48	89,087	3,321,776	15.29%	16.86%	0.50%
	2019		1.30%	2.65%	24.96	38.92	86,446	2,780,408	29.40%	31.16%	0.56%
	2018		1.30%	2.65%	19.26	29.67	88,117	2,157,718	-6.58%	-5.31%	0.43%
MFS® VIT II International Intrinsic Value Portfolio - Initial Class
	2022		0.35%	0.80%	13.61	15.51	125,942	1,771,590	-24.17%	-23.83%	0.81%
	2021		0.35%	0.80%	17.93	20.37	106,119	1,963,003	9.68%	10.17%	0.34%
	2020		0.35%	0.80%	16.34	18.50	87,893	1,481,377	19.56%	20.10%	0.99%
	2019		0.35%	0.80%	13.85	15.41	80,829	1,136,756	24.94%	25.50%	1.83%
	2018		0.35%	0.80%	11.03	12.29	80,775	926,219	-10.21%	-9.81%	0.78%
MFS® VIT II International Intrinsic Value Portfolio - Service Class
	2022		0.00%	1.65%	8.02	15.32	2,493,155	32,522,785	-25.00%	-23.75%	0.50%
	2021		0.00%	1.65%	14.33	20.15	2,542,199	44,739,576	8.47%	10.17%	0.14%
	2020		0.10%	1.65%	13.17	18.32	2,137,742	35,857,353	18.24%	20.09%	0.78%
	2019		0.10%	1.65%	11.10	15.29	2,303,336	32,814,935	23.60%	25.53%	1.46%
	2018		0.10%	1.65%	11.34	12.22	2,469,865	28,800,326	-11.20%	-9.81%	0.93%
Morgan Stanley VIF Global Infrastructure Portfolio - Class I
	2022		0.35%	0.75%	12.87	14.21	98,423	1,301,336	-8.70%	-8.34%	3.22%
	2021		0.35%	0.75%	14.09	15.51	49,126	709,757	13.41%	13.86%	2.51%
	2020		0.35%	0.75%	12.43	13.63	33,131	422,932	-1.89%	-1.50%	1.58%
	2019		0.35%	0.75%	12.67	13.84	27,698	359,931	27.35%	27.85%	2.83%
	2018		0.35%	0.75%	9.95	10.83	28,069	285,477	-8.54%	-8.17%	2.99%
Morgan Stanley VIF Global Infrastructure Portfolio - Class II
	2022		0.00%	1.65%	10.95	14.00	865,132	11,153,151	-9.82%	-8.32%	2.96%
	2021		0.00%	1.65%	12.91	15.32	735,403	10,344,653	12.14%	13.89%	2.30%
	2020		0.10%	1.65%	11.48	13.48	729,430	9,008,126	-3.05%	-1.53%	1.40%
	2019		0.10%	1.65%	11.81	13.72	680,415	8,783,143	25.77%	27.74%	2.51%
	2018		0.10%	1.65%	10.11	10.76	632,681	6,497,211	-9.40%	-7.98%	2.81%
Morgan Stanley VIF Growth Portfolio - Class II
	2022		0.65%	2.55%	25.14	63.20	34,865	1,828,101	-61.17%	-60.42%	0.00%
	2021		0.65%	2.55%	64.75	159.70	25,814	3,500,483	-2.67%	-0.80%	0.00%
	2020		0.65%	2.55%	66.52	160.98	33,529	4,417,089	111.32%	115.36%	0.00%
	2019		0.65%	2.55%	31.48	74.75	46,818	2,843,239	28.16%	30.62%	0.00%
	2018		0.65%	2.55%	24.56	57.23	61,025	2,702,955	4.60%	6.60%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2022		1.15%	3.15%	17.72	38.53	443,226	15,068,610	-12.56%	-10.79%	0.57%
	2021		1.15%	3.15%	20.18	43.30	506,498	19,603,949	28.68%	31.28%	0.59%
	2020		1.15%	3.15%	15.62	33.06	605,890	17,961,082	-5.64%	-3.73%	1.20%
	2019		1.15%	3.15%	16.49	34.43	642,848	19,929,374	13.12%	15.41%	0.70%
	2018		1.15%	3.15%	14.52	29.91	722,528	19,634,196	-17.90%	-16.25%	0.64%
PIMCO VIT All Asset All Authority Portfolio - Advisor Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.41%
	2019		0.10%	1.65%	9.37	10.93	407,582	3,938,719	5.04%	6.68%	2.74%
	2018		0.10%	1.65%	8.92	10.25	377,006	3,441,497	-8.22%	-6.79%	3.39%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT All Asset All Authority Portfolio - Institutional Class
	2020		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	1.45%
	2019		0.35%	0.80%	9.97	11.06	10,541	109,499	6.18%	6.66%	2.89%
	2018		0.35%	0.80%	9.39	9.56	11,830	113,632	-7.08%	-6.71%	3.39%
PIMCO VIT All Asset Portfolio - Advisor Class
	2022		0.00%	1.65%	9.47	11.75	555,503	5,735,996	-13.31%	-11.87%	7.53%
	2021		0.00%	1.65%	11.09	13.35	592,549	7,018,495	14.14%	15.93%	10.97%
	2020	6/1/20	0.10%	1.65%	9.71	11.51	412,384	4,165,896	16.06%	17.11%	2.45%
PIMCO VIT All Asset Portfolio - Institutional Class
	2022		0.35%	0.40%	10.94	11.89	21,523	253,272	-12.01%	-11.97%	7.40%
	2021		0.35%	0.80%	12.06	13.51	30,194	395,642	15.49%	16.01%	11.51%
	2020	6/1/20	0.35%	0.80%	10.45	11.64	18,881	211,573	16.81%	17.11%	3.42%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
	2022		0.30%	2.75%	8.82	11.81	1,742,915	18,109,927	5.72%	8.34%	21.87%
	2021		0.30%	2.75%	8.14	10.94	1,432,031	14,167,010	29.50%	32.71%	4.11%
	2020		0.30%	2.75%	6.13	8.27	1,364,471	10,306,257	-1.52%	0.93%	6.18%
	2019		0.30%	2.85%	6.08	8.22	1,314,396	9,916,637	8.33%	11.02%	4.31%
	2018		0.30%	2.75%	5.47	7.43	1,481,154	10,169,013	-16.53%	-14.46%	1.97%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class
	2022		0.40%	0.40%	8.92	8.92	7,237	64,524	8.35%	8.35%	29.22%
	2021		0.40%	0.40%	8.23	8.23	4,270	35,134	32.94%	32.94%	4.41%
	2020		0.40%	0.40%	6.19	6.19	4,601	28,481	1.09%	1.09%	3.75%
	2019		0.40%	0.40%	6.12	6.12	3,962	24,259	11.19%	11.19%	4.18%
	2018		0.40%	0.40%	5.51	5.51	3,879	21,362	-14.39%	-14.39%	2.12%
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
	2022		0.30%	1.65%	9.90	11.12	333,588	3,418,090	-7.98%	-6.73%	2.60%
	2021		0.30%	1.65%	10.75	11.92	409,263	4,538,109	-0.47%	0.88%	1.99%
	2020		0.30%	1.65%	10.81	11.82	378,414	4,195,628	2.99%	4.39%	2.70%
	2019		0.30%	1.65%	10.49	11.32	454,063	4,861,077	3.11%	4.52%	4.29%
	2018		0.30%	1.65%	10.17	10.83	436,615	4,523,447	-0.73%	0.62%	2.77%
PIMCO VIT Dynamic Bond Portfolio - Institutional Class
	2022		0.40%	0.80%	10.88	11.26	8,736	96,648	-6.97%	-6.59%	2.86%
	2021		0.40%	0.80%	11.70	12.06	9,284	110,175	0.63%	1.03%	2.24%
	2020		0.40%	0.80%	11.63	11.94	8,883	105,170	4.13%	4.55%	2.92%
	2019		0.40%	0.80%	11.42	11.42	8,809	99,823	4.67%	4.67%	4.80%
	2018		0.40%	0.40%	10.91	10.91	3,983	43,435	0.77%	0.77%	3.00%
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
	2022		0.30%	1.65%	9.67	10.86	147,228	1,479,027	-17.18%	-16.05%	4.69%
	2021		0.30%	1.65%	11.67	12.94	180,711	2,183,759	-4.25%	-2.95%	4.38%
	2020		0.30%	1.65%	12.19	13.33	231,795	2,913,307	4.85%	6.28%	4.46%
	2019		0.30%	1.65%	11.63	12.54	304,804	3,641,296	12.78%	14.31%	4.32%
	2018		0.30%	1.65%	10.31	10.97	298,988	3,149,906	-6.38%	-5.13%	4.03%
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class
	2022		0.40%	0.40%	11.01	11.01	2,641	29,063	-15.92%	-15.92%	5.03%
	2021		0.40%	0.40%	13.09	13.09	2,566	33,588	-2.81%	-2.81%	4.59%
	2020		0.40%	0.40%	13.47	13.47	3,289	44,291	6.44%	6.44%	4.67%
	2019		0.40%	0.40%	12.65	12.65	5,979	75,649	14.48%	14.48%	4.57%
	2018		0.40%	0.40%	11.05	11.05	3,906	43,169	-4.99%	-4.99%	4.29%
Putnam VT George Putnam Balanced Fund - Class IA
	2022		0.35%	0.50%	15.44	15.58	82,678	1,279,448	-16.24%	-16.11%	0.79%
	2021		0.35%	0.50%	18.43	18.58	39,452	730,284	13.71%	13.88%	0.88%
	2020		0.35%	0.50%	16.21	16.31	36,975	601,241	15.03%	15.21%	1.23%
	2019	4/3/19	0.35%	0.50%	14.09	14.16	34,085	481,594	0.14%	11.77%	0.00%
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.99%
Putnam VT George Putnam Balanced Fund - Class IB
	2022		0.00%	3.20%	10.31	15.58	5,979,813	82,993,525	-18.64%	-15.99%	0.89%
	2021		0.00%	3.45%	13.41	18.57	5,983,336	101,500,615	10.17%	13.92%	0.83%
	2020		0.10%	3.45%	13.23	16.30	5,873,936	88,904,612	11.41%	15.21%	1.05%
	2019		0.10%	3.50%	11.63	14.15	4,711,553	63,064,701	20.34%	23.88%	1.14%
	2018		0.10%	3.00%	10.75	11.37	2,303,515	25,463,065	-5.91%	-3.43%	0.56%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Putnam VT Global Health Care Fund - Class IA
	2022		0.35%	0.75%	$17.48	$18.16	56,406	$1,019,101	-5.15%	-4.77%	0.82%
	2021		0.35%	0.75%	18.36	19.07	51,255	972,075	18.87%	19.35%	1.03%
	2020		0.35%	0.75%	15.39	15.98	55,479	880,856	15.60%	16.07%	0.40%
	2019		0.35%	0.75%	13.27	13.77	26,927	368,267	29.61%	30.13%	0.23%
	2018		0.35%	0.75%	10.20	10.58	22,014	231,406	-0.69%	-0.64%	0.95%
Putnam VT Global Health Care Fund - Class IB
	2022		0.00%	2.35%	10.85	47.04	1,142,066	21,901,449	-6.89%	-4.67%	0.41%
	2021		0.00%	2.65%	16.89	50.00	1,106,433	22,860,508	16.28%	19.28%	1.09%
	2020		0.10%	2.65%	14.28	42.42	1,038,534	19,125,984	13.24%	16.16%	0.48%
	2019		0.10%	2.65%	12.40	36.96	1,036,526	18,342,329	26.89%	30.16%	0.00%
	2018		0.10%	2.65%	9.79	28.74	1,046,171	14,596,056	-3.00%	-0.69%	1.04%
Putnam VT Income Fund - Class IA
	2022		0.35%	0.75%	9.81	10.06	68,319	686,168	-14.13%	-13.79%	7.70%
	2021		0.35%	0.75%	11.42	11.67	119,713	1,395,122	-5.15%	-4.77%	1.58%
	2020		0.35%	0.75%	12.25	12.25	122,665	1,501,564	5.64%	5.64%	4.22%
	2019		0.35%	0.40%	11.60	11.60	22,579	261,910	11.85%	11.85%	7.90%
	2018	6/7/18	0.35%	0.35%	10.37	10.37	3,809	39,502	0.36%	0.36%	0.00%
Putnam VT Income Fund - Class IB
	2022		0.00%	1.65%	8.11	10.08	1,035,839	9,559,237	-15.22%	-13.81%	5.53%
	2021		0.00%	1.65%	10.54	11.71	1,036,935	11,222,155	-6.15%	-4.68%	1.30%
	2020		0.10%	1.65%	11.24	12.29	845,090	9,746,142	4.00%	5.62%	4.72%
	2019		0.10%	1.65%	10.80	11.63	803,470	8,872,619	10.06%	11.78%	2.89%
	2018		0.10%	1.65%	9.82	10.41	670,350	6,686,164	-1.44%	0.10%	2.87%
Putnam VT Large Cap Value Fund - Class IA
	2022		0.35%	1.85%	14.11	14.85	596,498	8,797,820	-4.65%	-3.21%	1.28%
	2021		0.35%	1.85%	14.80	15.34	335,134	5,116,198	25.28%	27.17%	1.23%
	2020		0.35%	1.85%	11.82	12.06	158,125	1,899,470	4.11%	5.69%	1.64%
	2019	11/7/19	0.35%	1.85%	11.35	11.41	17,104	195,041	2.71%	3.05%	0.00%
Putnam VT Large Cap Value Fund - Class IB
	2022		0.00%	3.45%	13.26	37.04	9,875,728	141,926,699	-6.42%	-3.13%	1.22%
	2021		0.00%	3.45%	14.17	38.39	5,395,218	81,902,482	22.99%	27.30%	0.80%
	2020		0.00%	3.45%	11.64	30.03	1,945,489	24,008,442	2.98%	5.49%	1.15%
	2019		0.30%	2.70%	23.56	28.80	369,951	5,004,026	27.25%	28.59%	1.57%
	2018		1.40%	2.45%	18.42	22.41	54,959	1,087,043	-10.70%	-9.76%	0.67%
Putnam VT Multi-Asset Absolute Return Fund - Class IA
	2022		0.35%	0.35%	9.73	9.73	15,851	152,994	0.14%	0.14%	1.62%
	2021		0.35%	0.35%	9.72	9.72	11,395	110,763	0.71%	0.71%	0.00%
	2020		0.35%	0.35%	9.65	9.65	4,894	47,242	-7.50%	-7.50%	0.00%
	2019		0.35%	0.35%	10.43	10.43	5,534	57,749	5.56%	5.56%	0.00%
	2018		0.35%	0.35%	9.88	9.88	129	1,277	-7.82%	-7.82%	0.67%
Putnam VT Multi-Asset Absolute Return Fund - Class IB
	2022		0.10%	1.65%	8.70	9.84	308,428	2,800,490	-1.29%	0.26%	1.33%
	2021		0.10%	1.65%	8.79	9.75	266,667	2,448,687	-0.90%	0.65%	0.00%
	2020		0.10%	1.65%	8.93	9.69	274,855	2,533,438	-8.89%	-7.47%	0.00%
	2019		0.10%	1.65%	9.74	10.47	259,404	2,611,357	4.18%	5.81%	0.00%
	2018		0.10%	1.65%	9.41	9.90	293,939	2,827,027	-9.35%	-7.93%	0.37%
Putnam VT Sustainable Future Fund - Class IB
	2022	7/11/22	1.35%	1.35%	7.81	7.81	3,980	31,080	-4.70%	-4.70%	0.00%
Putnam VT Sustainable Leaders Fund - Class IB
	2022	10/17/22	0.00%	1.35%	8.51	8.61	587	5,039	-5.24%	3.35%	0.00%
Rational Trend Aggregation VA Fund
	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.54%
	2020		1.15%	2.20%	12.48	13.81	74,242	1,007,341	-1.00%	0.04%	0.65%
	2019		1.10%	2.20%	12.61	13.87	78,522	1,068,363	4.96%	6.12%	2.73%
	2018		1.10%	2.20%	12.01	13.07	83,726	1,075,379	-6.65%	-5.61%	3.86%
SEI VP Market Growth Strategy Fund - Class II
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.28%
	2019		0.75%	0.75%	12.23	12.23	178,135	2,178,824	17.96%	17.96%	3.02%
	2018	4/13/18	0.75%	0.75%	10.37	10.37	188,413	1,953,696	-7.82%	-7.82%	2.03%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
SEI VP Market Growth Strategy Fund - Class III
	2020		0.00%	0.00%	$—	$—	—	$—	0.00%	0.00%	0.51%
	2019		0.95%	1.65%	10.72	12.21	233,048	2,748,918	16.65%	17.47%	2.79%
	2018		0.95%	1.65%	10.15	10.41	241,896	2,442,821	-9.59%	-9.09%	1.96%
SEI VP Market Plus Strategy Fund - Class III
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.02%
	2019		0.10%	1.50%	12.60	13.15	82,844	1,070,083	19.88%	21.57%	1.77%
	2018		0.10%	1.50%	10.51	11.11	182,935	1,953,046	-11.62%	-10.55%	1.99%
Templeton Foreign VIP Fund - Class 1
	2022		0.35%	0.35%	10.93	10.93	15,124	165,362	-7.71%	-7.71%	2.45%
	2021		0.35%	0.35%	11.85	11.85	13,408	158,848	4.07%	4.07%	2.13%
	2020		0.35%	0.40%	9.48	11.38	10,126	106,688	-1.31%	-1.26%	3.75%
	2019		0.35%	0.40%	9.60	11.53	7,165	76,212	12.39%	12.44%	1.93%
	2018		0.35%	0.40%	8.55	8.55	4,742	43,259	-15.61%	-15.61%	3.58%
Templeton Foreign VIP Fund - Class 4
	2022		0.00%	1.65%	7.92	11.24	442,147	3,808,570	-9.26%	-7.75%	2.86%
	2021		0.00%	1.65%	8.73	12.18	447,642	4,227,975	2.40%	4.10%	1.65%
	2020		0.00%	1.65%	8.52	11.22	411,329	3,733,118	-2.95%	-1.44%	3.21%
	2019		0.10%	1.65%	8.78	11.39	407,191	3,723,168	10.65%	12.38%	1.50%
	2018		0.10%	1.65%	7.94	10.13	386,695	3,167,816	-16.92%	-15.62%	2.42%
Templeton Global Bond VIP Fund - Class 1
	2022		0.35%	0.80%	8.51	9.38	315,078	2,900,677	-5.61%	-5.18%	0.00%
	2021		0.35%	0.80%	9.01	9.90	315,951	3,068,688	-5.38%	-4.96%	0.00%
	2020		0.35%	0.80%	9.53	10.41	319,932	3,270,158	-5.83%	-5.41%	6.89%
	2019		0.35%	0.80%	10.12	11.01	454,295	4,870,746	1.44%	1.90%	7.04%
	2018		0.35%	0.80%	9.97	10.80	402,771	4,227,873	1.41%	1.86%	0.00%
Templeton Global Bond VIP Fund - Class 2
	2022		0.60%	3.15%	7.26	15.70	13,582,384	187,562,645	-7.90%	-5.52%	0.00%
	2021		0.60%	3.15%	7.88	16.62	15,968,918	238,356,004	-7.94%	-5.56%	0.00%
	2020		0.60%	3.15%	8.56	17.60	15,791,136	252,286,918	-8.22%	-5.85%	8.19%
	2019		0.60%	3.15%	9.33	18.69	16,275,632	279,416,362	-1.15%	1.40%	7.11%
	2018		0.60%	3.15%	9.44	18.43	17,380,143	297,732,864	-1.22%	1.33%	0.00%
Templeton Global Bond VIP Fund - Class 4
	2022		0.00%	1.65%	7.67	9.24	2,136,041	17,279,763	-6.68%	-5.13%	0.00%
	2021		0.00%	1.65%	8.22	9.75	2,640,467	22,778,375	-6.57%	-5.01%	0.00%
	2020		0.00%	1.65%	8.80	10.27	2,765,446	25,360,725	-6.90%	-5.45%	8.12%
	2019		0.10%	1.65%	9.45	10.86	3,157,937	30,945,969	0.19%	1.75%	6.77%
	2018		0.10%	1.65%	9.43	10.67	2,967,184	28,763,421	0.23%	1.79%	0.00%
Templeton Growth VIP Fund - Class 2
	2022		1.10%	3.05%	9.91	21.26	843,700	14,397,026	-14.17%	-12.47%	0.16%
	2021		1.10%	3.05%	11.51	24.34	969,107	19,234,458	1.72%	3.72%	1.11%
	2020		1.10%	3.05%	11.28	23.51	1,086,711	20,960,108	2.62%	4.64%	2.99%
	2019		1.10%	3.05%	10.96	22.51	1,190,961	22,080,782	11.69%	13.89%	2.77%
	2018		1.10%	3.05%	9.78	19.80	1,333,167	21,850,180	-17.41%	-15.78%	1.98%
TOPS® Balanced ETF Portfolio - Service Class Shares
	2022		0.70%	0.70%	11.17	11.17	45,748	512,264	-11.84%	-11.84%	1.93%
	2021	6/8/21	0.70%	0.70%	12.67	12.67	30,218	382,857	1.40%	1.40%	0.87%
TOPS® Moderate Growth ETF Portfolio - Service Class Shares
	2022		0.50%	1.85%	11.17	11.73	880,841	9,859,892	-14.46%	-13.29%	1.38%
	2021		0.50%	1.85%	13.06	13.53	945,688	12,366,230	10.73%	12.24%	0.93%
	2020		0.50%	1.85%	11.79	12.06	1,002,414	11,829,790	8.45%	9.93%	1.57%
	2019	6/17/19	0.50%	1.85%	10.87	10.97	1,068,343	11,618,536	6.25%	7.87%	0.22%
VanEck VIP Global Resources Fund - Class S Shares
	2022		0.00%	1.65%	7.47	15.94	1,189,115	11,224,355	6.35%	8.12%	1.90%
	2021		0.00%	1.65%	7.02	11.86	707,156	5,554,519	16.74%	18.56%	0.19%
	2020		0.10%	1.65%	6.02	10.00	775,269	5,421,681	16.88%	18.71%	0.75%
	2019		0.10%	1.65%	5.15	7.52	590,280	3,189,559	9.72%	11.22%	0.00%
	2018		0.30%	1.65%	4.69	5.00	522,002	2,509,607	-29.59%	-28.64%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
VanEck VIP Global Resources Fund - Initial Class Shares
	2022		0.35%	0.75%	$8.50	$12.55	67,685	$819,889	7.58%	8.01%	2.04%
	2021		0.35%	0.75%	7.87	11.62	51,089	566,336	18.03%	18.50%	0.63%
	2020		0.35%	0.75%	6.65	9.80	104,500	957,154	18.64%	18.70%	0.65%
	2019		0.35%	0.40%	5.60	8.26	52,792	335,098	11.42%	11.48%	0.00%
	2018		0.35%	0.40%	5.03	7.41	53,325	298,218	-28.56%	-28.53%	0.00%
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares
	2022		0.00%	1.65%	8.91	11.51	1,425,384	14,866,880	-11.00%	-9.52%	3.41%
	2021		0.00%	1.65%	11.19	12.76	1,416,816	16,681,379	-0.58%	0.97%	3.06%
	2020		0.10%	1.65%	11.22	12.66	1,368,458	16,229,446	4.79%	6.43%	3.27%
	2019		0.10%	1.65%	10.68	11.92	1,410,783	15,896,953	8.66%	10.36%	3.87%
	2018		0.10%	1.65%	10.17	10.82	1,359,597	14,052,231	-4.26%	-2.76%	4.19%
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares
	2022		0.35%	0.75%	10.88	11.66	145,585	1,640,052	-10.01%	-9.65%	4.07%
	2021		0.35%	0.75%	12.10	12.91	103,589	1,295,748	0.53%	0.94%	3.53%
	2020		0.35%	0.75%	12.03	12.79	29,835	364,421	5.98%	6.40%	2.32%
	2019		0.35%	0.75%	11.35	12.03	71,890	827,527	10.06%	10.50%	4.41%
	2018		0.35%	0.75%	10.31	10.89	52,358	545,415	-3.24%	-2.85%	3.05%
Virtus Rampart Equity Trend Series - Class A Shares
	2018		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.04%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received; thereby, a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2022:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Large Cap Growth Portfolio - Class B	$1,359,315	$1,091,188
AB VPS Small/Mid Cap Value Portfolio - Class A	171,950	142,169
AB VPS Small/Mid Cap Value Portfolio - Class B	43,943,958	29,417,467
AB VPS Sustainable Global Thematic Portfolio - Class B	7,244,747	5,455,905
ALPS/Alerian Energy Infrastructure Portfolio - Class I	1,099,959	220,601
ALPS/Alerian Energy Infrastructure Portfolio - Class III	11,044,472	12,517,591
ALPS/Red Rocks Global Opportunity Portfolio - Class I	156,819	39,927
ALPS/Red Rocks Global Opportunity Portfolio - Class III	3,809,933	2,708,525
American Century VP Balanced Fund - Class I	141,109	72,494
American Century VP Balanced Fund - Class II	33,419,843	12,969,648
American Century VP Inflation Protection Fund - Class II	1,057	1,847
American Century VP Large Company Value Fund - Class I	3,314,669	1,826,596
American Century VP Large Company Value Fund - Class II	61,449,065	10,177,256
American Funds Asset Allocation Fund - Class 1	3,975,205	1,349,784
American Funds Asset Allocation Fund - Class 1A	9,957,862	1,659,581
American Funds Asset Allocation Fund - Class 4	67,994,555	30,685,909
American Funds Capital Income Builder® - Class 1	77,745	64,833
American Funds Capital Income Builder® - Class 1A	2,477,958	1,258,283
American Funds Capital Income Builder® - Class 4	16,334,661	14,340,617
American Funds Capital World Bond Fund - Class 1	190,406	209,729
American Funds Capital World Bond Fund - Class 1A	493,328	371,280
American Funds Capital World Growth and Income Fund - Class 1	352,469	55,116
American Funds Capital World Growth and Income Fund - Class 1A	2,191,618	1,066,300
American Funds Global Balanced Fund - Class 1	79,520	30,225
American Funds Global Balanced Fund - Class 1A	72,253	856,065
American Funds Global Growth Fund - Class 1	320,029	940,537
American Funds Global Growth Fund - Class 1A	4,216,401	2,062,247
American Funds Global Growth Fund - Class 2	37,927,444	29,020,132
American Funds Global Growth Fund - Class 4	25,609,757	13,698,182
American Funds Global Small Capitalization Fund - Class 1	485,231	160,862
American Funds Global Small Capitalization Fund - Class 1A	2,241,279	274,668
American Funds Global Small Capitalization Fund - Class 2	124,242,535	15,430,977
American Funds Global Small Capitalization Fund - Class 4	13,136,385	3,163,887
American Funds Growth Fund - Class 1	1,601,923	1,020,528
American Funds Growth Fund - Class 1A	14,410,696	5,829,020
American Funds Growth Fund - Class 2	210,985,277	121,075,200
American Funds Growth Fund - Class 4	121,748,974	33,770,509
American Funds Growth-Income Fund - Class 1	361,837	248,511
American Funds Growth-Income Fund - Class 1A	7,974,851	3,242,315
American Funds Growth-Income Fund - Class 2	177,145,570	210,051,556
American Funds Growth-Income Fund - Class 4	65,216,635	15,288,837
American Funds High-Income Trust - Class 1	115,661	367,845
American Funds High-Income Trust - Class 1A	461,886	425,997
American Funds International Fund - Class 1	560,672	167,006
American Funds International Fund - Class 1A	3,917,668	1,000,369
American Funds International Fund - Class 2	86,064,181	43,392,807
American Funds International Fund - Class 4	17,516,752	5,649,530
American Funds International Growth and Income Fund - Class 1	531,379	176,876
American Funds International Growth and Income Fund - Class 1A	1,523,279	919,643
American Funds Managed Risk Asset Allocation Fund - Class P1	1,519,758	665,181
American Funds Managed Risk Asset Allocation Fund - Class P2	11,453,312	14,395,838
American Funds Managed Risk Growth Fund - Class P1	1,874,817	1,206,580
American Funds Managed Risk Growth-Income Fund - Class P1	674,149	387,079
American Funds Managed Risk International Fund - Class P1	639,614	318,830
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	1,142,875	494,737
American Funds Mortgage Fund - Class 1	17,132	83,284
American Funds Mortgage Fund - Class 1A	699,360	1,032,672
American Funds Mortgage Fund - Class 4	1,957,605	826,255

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds New World Fund® - Class 1	$543,372	$162,969
American Funds New World Fund® - Class 1A	2,442,058	1,290,900
American Funds New World Fund® - Class 4	9,773,462	3,981,159
American Funds The Bond Fund of America - Class 1	483,203	892,764
American Funds The Bond Fund of America - Class 1A	2,357,051	1,756,303
American Funds U.S. Government Securities Fund - Class 1	120,875	76,694
American Funds U.S. Government Securities Fund - Class 1A	3,049,587	3,223,781
American Funds Washington Mutual Investors Fund - Class 1	1,009,861	396,262
American Funds Washington Mutual Investors Fund - Class 1A	8,641,967	3,707,608
American Funds Washington Mutual Investors Fund - Class 4	43,453,680	13,039,309
BlackRock Global Allocation V.I. Fund - Class I	1,191,986	7,211,468
BlackRock Global Allocation V.I. Fund - Class III	9,648,871	951,451,433
ClearBridge Variable Aggressive Growth Portfolio - Class I	131,042	60,510
ClearBridge Variable Aggressive Growth Portfolio - Class II	4,325,623	2,558,037
ClearBridge Variable Large Cap Growth Portfolio - Class I	2,728,212	2,640,600
ClearBridge Variable Large Cap Growth Portfolio - Class II	40,247,676	13,635,409
ClearBridge Variable Mid Cap Portfolio - Class I	379,284	409,426
ClearBridge Variable Mid Cap Portfolio - Class II	11,330,042	7,081,332
Columbia VP Commodity Strategy Fund - Class 1	3,290,361	1,308,035
Columbia VP Commodity Strategy Fund - Class 2	18,850,953	6,458,710
Columbia VP Emerging Markets Bond Fund - Class 1	126,758	303,435
Columbia VP Emerging Markets Bond Fund - Class 2	799,322	1,852,538
Columbia VP Strategic Income Fund - Class 1	704,121	619,408
Columbia VP Strategic Income Fund - Class 2	4,502,233	3,351,991
Delaware Ivy VIP Asset Strategy Portfolio - Class I	84,550	5,778
Delaware Ivy VIP Asset Strategy Portfolio - Class II	1,281,857	1,420,954
Delaware Ivy VIP Energy Portfolio - Class I	864,282	681,146
Delaware Ivy VIP Energy Portfolio - Class II	24,215,695	12,249,338
Delaware Ivy VIP High Income Portfolio - Class I	1,259,880	940,747
Delaware Ivy VIP High Income Portfolio - Class II	3,369,816	5,022,678
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	2,157,746	1,336,056
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	12,662,292	5,843,458
Delaware Ivy VIP Science and Technology Portfolio - Class I	735,313	652,846
Delaware Ivy VIP Science and Technology Portfolio - Class II	10,700,360	8,437,146
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	1,024,203	76,369
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	5,341,517	1,794,233
Delaware VIP® Emerging Markets Series - Service Class	26,659,032	25,847,228
Delaware VIP® Emerging Markets Series - Standard Class	718,994	147,289
Delaware VIP® International Series - Standard Class	7,016	2,960
Delaware VIP® Small Cap Value Series - Service Class	50,574,894	53,075,917
Delaware VIP® Small Cap Value Series - Standard Class	1,513,383	1,507,630
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,334,918	304,593
DWS Alternative Asset Allocation VIP Portfolio - Class B	6,500,862	7,020,330
DWS Equity 500 Index VIP Portfolio - Class A	958,198	985,173
DWS Small Cap Index VIP Portfolio - Class A	504,518	412,155
Eaton Vance VT Floating-Rate Income Fund - ADV Class	903,202	624,369
Eaton Vance VT Floating-Rate Income Fund - Initial Class	18,941,876	16,922,860
Fidelity® VIP Balanced Portfolio - Initial Class	3,253,172	1,049,033
Fidelity® VIP Balanced Portfolio - Service Class 2	91,005,011	28,415,059
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,271,009	2,200,306
Fidelity® VIP Contrafund® Portfolio - Service Class 2	112,330,597	92,758,148
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	149,093	57,220
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	8,106,081	4,670,010
Fidelity® VIP Growth Portfolio - Initial Class	1,742,089	1,398,602
Fidelity® VIP Growth Portfolio - Service Class 2	55,681,941	28,679,361
Fidelity® VIP Mid Cap Portfolio - Initial Class	1,154,335	463,197
Fidelity® VIP Mid Cap Portfolio - Service Class 2	52,122,718	62,237,965
Fidelity® VIP Strategic Income Portfolio - Initial Class	2,835,796	1,098,860
Fidelity® VIP Strategic Income Portfolio - Service Class 2	6,293,410	8,412,356
First Trust Capital Strength Portfolio - Class I	39,823,526	8,341,520
First Trust Capital Strength Portfolio - Class II	585,121	219,894

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
First Trust Dorsey Wright Tactical Core Portfolio - Class I	$3,841,556	$1,923,466
First Trust Dorsey Wright Tactical Core Portfolio - Class II	165,376	213,024
First Trust International Developed Capital Strength Portfolio - Class I	3,028,454	638,082
First Trust International Developed Capital Strength Portfolio - Class II	172,262	12,478
First Trust Multi Income Allocation Portfolio - Class I	2,688,396	1,101,843
First Trust Multi Income Allocation Portfolio - Class II	1,746	20,104
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	40,035,939	24,037,776
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	347,512	55,423
Franklin Allocation VIP Fund - Class 1	36,538	34,322
Franklin Allocation VIP Fund - Class 4	5,590,136	1,922,410
Franklin Income VIP Fund - Class 1	834,288	203,522
Franklin Income VIP Fund - Class 2	32,343,368	73,381,544
Franklin Income VIP Fund - Class 4	47,896,848	17,540,902
Franklin Multi-Asset Variable Conservative Growth - Class I	50,391	46,115
Franklin Multi-Asset Variable Conservative Growth - Class II	4,139,249	3,985,912
Franklin Mutual Shares VIP Fund - Class 1	117,306	63,041
Franklin Mutual Shares VIP Fund - Class 2	67,428,090	90,979,291
Franklin Mutual Shares VIP Fund - Class 4	9,365,587	6,084,258
Franklin Rising Dividends VIP Fund - Class 1	2,534,265	969,190
Franklin Rising Dividends VIP Fund - Class 4	16,184,624	5,796,213
Franklin Small Cap Value VIP Fund - Class 1	1,613,457	193,615
Franklin Small Cap Value VIP Fund - Class 4	8,378,420	2,880,605
Franklin Small-Mid Cap Growth VIP Fund - Class 1	664,192	110,408
Franklin Small-Mid Cap Growth VIP Fund - Class 4	5,456,071	1,813,601
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	644,151	35,869
Goldman Sachs VIT Government Money Market Fund - Service Shares	12,361,224	8,788,710
Goldman Sachs VIT Large Cap Value Fund - Service Shares	12,896,742	23,494,582
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	1,085,948	378,335
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	318,701	408,031
Guggenheim VT Long Short Equity	2,388,399	2,289,653
Guggenheim VT Multi-Hedge Strategies	6,721,618	3,790,562
Hartford Capital Appreciation HLS Fund - Class IA	12,767	4,314
Hartford Capital Appreciation HLS Fund - Class IC	2,652,277	2,395,341
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	446,304	177,233
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	4,106,794	2,258,551
Invesco V.I. American Franchise Fund - Series I Shares	576,384	331,330
Invesco V.I. American Franchise Fund - Series II Shares	182,354	47,179
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	148,824	95,070
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	1,554,593	1,522,839
Invesco V.I. Comstock Fund - Series I Shares	2,893,913	848,075
Invesco V.I. Comstock Fund - Series II Shares	26,946,429	5,512,513
Invesco V.I. Core Equity Fund - Series I Shares	1,014,417	917,838
Invesco V.I. Core Equity Fund - Series II Shares	242,458	64,745
Invesco V.I. Diversified Dividend Fund - Series I Shares	1,042,506	280,243
Invesco V.I. Diversified Dividend Fund - Series II Shares	9,571,217	3,699,634
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	4,421,838	3,043,908
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	40,904,722	31,498,463
Invesco V.I. Equity and Income Fund - Series I Shares	884,215	200,927
Invesco V.I. Equity and Income Fund - Series II Shares	14,836,752	9,491,031
Invesco V.I. EQV International Equity Fund - Series I Shares	1,376,564	779,172
Invesco V.I. EQV International Equity Fund - Series II Shares	14,946,147	7,121,854
Invesco V.I. Global Fund - Series II Shares	2,130,648	617,538
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	788,237	331,166
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	8,512,305	4,873,367
Janus Henderson Balanced Portfolio - Service Shares	1,158,448	2,114,905
Janus Henderson Enterprise Portfolio - Service Shares	958,699	568,052
Janus Henderson Global Research Portfolio - Service Shares	67,557	64,217
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	1,270,281	1,583,782
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	31,609,491	23,306,479
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	498,217	535,940
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	28,828	6,159

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	$350,773	$546,459
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	—	44,201
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	485,467
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	578,910
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	1,278,395	1,109,611
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	607,914	174,610
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	395,970	1,074
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	773,012	60,022
Lincoln S&P 500 Buffer Fund Aug - Service Class	1,010,299	149,716
Lincoln S&P 500 Buffer Fund Feb - Service Class	1,702,353	343,098
Lincoln S&P 500 Buffer Fund May - Service Class	1,442,627	444,620
Lincoln S&P 500 Buffer Fund Nov - Service Class	1,547,613	384,272
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	3,709,093	4,904
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	997,628	63,404
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	2,822,158	440,254
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	2,548,208	1,015,161
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	8,416,708	17,389,215
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	3,664,756	4,714,528
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	1,595,619	2,362,235
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	15,109,315	10,043,522
LVIP American Balanced Allocation Fund - Service Class	16,389,295	7,120,152
LVIP American Balanced Allocation Fund - Standard Class	2,410,045	839,891
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	53,257,474	60,977,314
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	4,128,001	2,896,651
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	33,263	20,406
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,441,585	8,536,936
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	28,260	7,512
LVIP American Global Growth Fund - Service Class II	45,298,990	68,822,893
LVIP American Global Small Capitalization Fund - Service Class II	14,030,004	7,297,642
LVIP American Growth Allocation Fund - Service Class	9,390,209	11,550,210
LVIP American Growth Allocation Fund - Standard Class	791,536	160,862
LVIP American Growth Fund - Service Class II	365,085,502	63,961,137
LVIP American Growth-Income Fund - Service Class II	93,369,319	69,595,150
LVIP American Income Allocation Fund - Standard Class	68,282	71,414
LVIP American International Fund - Service Class II	64,366,281	18,617,430
LVIP American Preservation Fund - Service Class	8,383,707	10,060,422
LVIP American Preservation Fund - Standard Class	44,571	47,892
LVIP Baron Growth Opportunities Fund - Service Class	51,940,849	26,198,974
LVIP Baron Growth Opportunities Fund - Standard Class	538,566	684,426
LVIP BlackRock Advantage Allocation Fund - Service Class	2,221,503	14,073,832
LVIP BlackRock Advantage Allocation Fund - Standard Class	23,426	470,569
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	196,782,174	174,828,455
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	120,778	134,940
LVIP BlackRock Global Allocation Fund - Service Class	964,193,588	63,349,894
LVIP BlackRock Global Allocation Fund - Standard Class	7,873,160	246,524
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	19,877,819	73,117,418
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	3,265	5,090
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	25,256,256	35,121,191
LVIP BlackRock Global Real Estate Fund - Service Class	10,186,659	9,185,800
LVIP BlackRock Global Real Estate Fund - Standard Class	594,112	491,935
LVIP BlackRock Inflation Protected Bond Fund - Service Class	150,044,943	109,605,225
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	13,621,332	11,062,124
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	42,453,572	41,896,470
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	261,649,283	54,320,023
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	664,830	372,834
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	129,506,858	55,560,426
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	13,331	9,135
LVIP Channing Small Cap Value Fund - Service Class	289,342	2,150
LVIP Channing Small Cap Value Fund - Standard Class	86,083	79,273
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	51,775,880	44,288,383
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	9,553	2,730

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Delaware Bond Fund - Service Class	$170,169,818	$377,007,669
LVIP Delaware Bond Fund - Standard Class	8,379,616	12,176,182
LVIP Delaware Diversified Floating Rate Fund - Service Class	65,056,355	116,462,293
LVIP Delaware Diversified Floating Rate Fund - Standard Class	5,715,650	1,329,340
LVIP Delaware Diversified Income Fund - Service Class	77,884,441	238,322,047
LVIP Delaware Diversified Income Fund - Standard Class	2,326,163	2,598,429
LVIP Delaware High Yield Fund - Service Class	7,194,855	15,886,422
LVIP Delaware High Yield Fund - Standard Class	2,156,136	2,177,942
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	32,235,333	182,151,313
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	752,098	2,005,743
LVIP Delaware Mid Cap Value Fund - Service Class	25,387,083	15,708,270
LVIP Delaware Mid Cap Value Fund - Standard Class	1,697,081	209,310
LVIP Delaware REIT Fund - Service Class	10,853,028	21,056,453
LVIP Delaware REIT Fund - Standard Class	882,334	1,843,366
LVIP Delaware SMID Cap Core Fund - Service Class	8,550,571	24,422,989
LVIP Delaware SMID Cap Core Fund - Standard Class	300,546	1,163,586
LVIP Delaware Social Awareness Fund - Service Class	11,385,560	8,646,078
LVIP Delaware Social Awareness Fund - Standard Class	1,060,821	717,769
LVIP Delaware U.S. Growth Fund - Service Class	71,188,294	22,616,145
LVIP Delaware U.S. Growth Fund - Standard Class	154,147	342,954
LVIP Delaware Value Fund - Service Class	36,667,362	51,029,858
LVIP Delaware Value Fund - Standard Class	644,909	1,424,373
LVIP Delaware Wealth Builder Fund - Service Class	4,438,572	4,163,960
LVIP Delaware Wealth Builder Fund - Standard Class	732,489	833,790
LVIP Dimensional International Core Equity Fund - Service Class	44,899,273	12,772,456
LVIP Dimensional International Core Equity Fund - Standard Class	3,808,006	3,124,530
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	44,715,657	73,662,134
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	736,775	780,473
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	31,821,790	20,691,047
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	4,129,487	3,909,681
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	29,045,158	10,938,990
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	5,386,383	2,683,996
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	49,608,818	82,494,046
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2,031,290	1,791,557
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	80,443,690	45,501,698
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	23,027	51,812
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	59,225,736	87,904,951
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	1,526,559	22,502,060
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	65,009	172,771
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	31,051,544	11,071,975
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	213,536	633,377
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	78,271,585	105,832,404
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	861,160	355,932
LVIP Global Growth Allocation Managed Risk Fund - Service Class	646,964,938	666,929,202
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2,475,439	2,246,251
LVIP Global Income Fund - Service Class	5,731,993	61,432,549
LVIP Global Income Fund - Standard Class	327,104	153,510
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	496,515,582	538,641,498
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,272,511	1,158,920
LVIP Government Money Market Fund - Service Class	450,176,012	278,807,254
LVIP Government Money Market Fund - Standard Class	43,529,752	32,907,208
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	55,017,367	58,324,641
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	8,117	11,143
LVIP JPMorgan High Yield Fund - Service Class	38,554,066	59,419,340
LVIP JPMorgan High Yield Fund - Standard Class	2,744,904	1,189,636
LVIP JPMorgan Retirement Income Fund - Service Class	7,448,011	3,404,944
LVIP JPMorgan Retirement Income Fund - Standard Class	57,065	10,009
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	72,244,629	74,423,441
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	28,457	62,147
LVIP Loomis Sayles Global Growth Fund - Service Class	291,897	587,199
LVIP Loomis Sayles Global Growth Fund - Standard Class	26,773	99,770

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP MFS International Equity Managed Volatility Fund - Service Class	$30,045,374	$35,512,774
LVIP MFS International Growth Fund - Service Class	32,873,124	23,496,418
LVIP MFS International Growth Fund - Standard Class	421,888	325,976
LVIP MFS Value Fund - Service Class	80,685,156	135,345,369
LVIP MFS Value Fund - Standard Class	1,813,763	682,929
LVIP Mondrian International Value Fund - Service Class	27,865,843	35,497,862
LVIP Mondrian International Value Fund - Standard Class	900,483	1,246,945
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	5,884,230	9,590,534
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,072	251
LVIP PIMCO Low Duration Bond Fund - Service Class	152,008,545	117,418,280
LVIP PIMCO Low Duration Bond Fund - Standard Class	4,677,813	3,110,765
LVIP SSGA Bond Index Fund - Service Class	39,758,720	103,931,665
LVIP SSGA Bond Index Fund - Standard Class	3,005,187	3,561,333
LVIP SSGA Conservative Index Allocation Fund - Service Class	11,299,474	14,665,731
LVIP SSGA Conservative Index Allocation Fund - Standard Class	678,645	371,086
LVIP SSGA Conservative Structured Allocation Fund - Service Class	17,561,573	23,883,177
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	156,658	65,868
LVIP SSGA Developed International 150 Fund - Service Class	15,193,426	16,259,993
LVIP SSGA Developed International 150 Fund - Standard Class	748,206	419,098
LVIP SSGA Emerging Markets 100 Fund - Service Class	19,438,029	20,703,241
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,330,689	1,156,409
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	3,994,843	2,317,461
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	890,704	496,129
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	36,357,769	71,837,769
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	738,744	1,173,158
LVIP SSGA International Index Fund - Service Class	18,922,889	29,790,898
LVIP SSGA International Index Fund - Standard Class	4,215,114	1,863,568
LVIP SSGA International Managed Volatility Fund - Service Class	23,014,347	25,075,026
LVIP SSGA International Managed Volatility Fund - Standard Class	6,897	9,569
LVIP SSGA Large Cap 100 Fund - Service Class	40,139,240	54,323,518
LVIP SSGA Large Cap 100 Fund - Standard Class	2,901,847	2,838,946
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	67,054,718	51,075,380
LVIP SSGA Mid-Cap Index Fund - Service Class	31,589,171	19,438,564
LVIP SSGA Mid-Cap Index Fund - Standard Class	4,436,374	1,354,085
LVIP SSGA Moderate Index Allocation Fund - Service Class	24,774,234	29,869,036
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,071,271	1,820,094
LVIP SSGA Moderate Structured Allocation Fund - Service Class	49,152,170	73,156,090
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	118,250	239,800
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	18,408,196	19,491,320
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,722,647	40,696
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	26,942,390	39,502,472
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	183,793	342,702
LVIP SSGA Nasdaq-100 Index Fund - Service Class	4,819,946	4,431,076
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	750,705	715,269
LVIP SSGA S&P 500 Index Fund - Service Class	228,592,265	122,618,793
LVIP SSGA S&P 500 Index Fund - Standard Class	28,194,465	9,499,144
LVIP SSGA Short-Term Bond Index Fund - Service Class	54,870,921	26,103,860
LVIP SSGA Short-Term Bond Index Fund - Standard Class	5,933,630	3,858,628
LVIP SSGA Small-Cap Index Fund - Service Class	72,692,087	41,369,853
LVIP SSGA Small-Cap Index Fund - Standard Class	6,275,434	2,220,043
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	20,440,695	25,583,070
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	4,177,171	3,781,684
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	63,239,494	39,923,362
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	19,901	23,340
LVIP T. Rowe Price 2010 Fund - Service Class	566,320	4,360,917
LVIP T. Rowe Price 2020 Fund - Service Class	909,943	942,467
LVIP T. Rowe Price 2030 Fund - Service Class	620,581	500,520
LVIP T. Rowe Price 2040 Fund - Service Class	371,832	437,651
LVIP T. Rowe Price Growth Stock Fund - Service Class	79,524,073	28,471,657
LVIP T. Rowe Price Growth Stock Fund - Standard Class	2,153,402	1,181,757
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	59,147,909	28,462,080

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	$747,425	$366,381
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	30,685,489	13,709,593
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	368,414	290,484
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	168,823,692	67,688,913
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	712,491	514,616
LVIP Vanguard Bond Allocation Fund - Service Class	76,537,343	79,218,562
LVIP Vanguard Bond Allocation Fund - Standard Class	7,468,152	6,419,715
LVIP Vanguard Domestic Equity ETF Fund - Service Class	38,494,177	37,042,625
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,286,369	2,336,426
LVIP Vanguard International Equity ETF Fund - Service Class	28,765,326	15,066,394
LVIP Vanguard International Equity ETF Fund - Standard Class	3,757,452	1,932,741
LVIP Wellington Capital Growth Fund - Service Class	97,349,628	31,861,919
LVIP Wellington Capital Growth Fund - Standard Class	1,714,974	2,370,936
LVIP Wellington SMID Cap Value Fund - Service Class	25,421,367	21,263,999
LVIP Wellington SMID Cap Value Fund - Standard Class	322,419	275,539
LVIP Western Asset Core Bond Fund - Service Class	33,676,451	44,352,739
LVIP Western Asset Core Bond Fund - Standard Class	3,914,292	1,922,029
MFS® VIT Growth Series - Initial Class	898,527	869,984
MFS® VIT Growth Series - Service Class	46,867,139	22,778,977
MFS® VIT Total Return Series - Initial Class	1,054,995	1,153,806
MFS® VIT Total Return Series - Service Class	28,211,809	18,309,638
MFS® VIT Utilities Series - Initial Class	1,108,901	1,722,637
MFS® VIT Utilities Series - Service Class	29,242,395	30,207,890
MFS® VIT II Core Equity Portfolio - Service Class	249,187	287,804
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	672,340	296,124
MFS® VIT II International Intrinsic Value Portfolio - Service Class	4,973,845	4,822,086
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	1,485,075	668,924
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	5,317,245	2,525,273
Morgan Stanley VIF Growth Portfolio - Class II	2,957,482	866,793
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,725,035	2,980,911
PIMCO VIT All Asset Portfolio - Advisor Class	1,432,004	911,301
PIMCO VIT All Asset Portfolio - Institutional Class	50,619	114,820
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	15,921,875	8,829,383
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	145,463	101,967
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	973,334	1,309,355
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	41,067	33,875
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	161,203	473,441
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	27,775	23,655
Putnam VT George Putnam Balanced Fund - Class IA	773,149	49,493
Putnam VT George Putnam Balanced Fund - Class IB	19,204,501	13,886,581
Putnam VT Global Health Care Fund - Class IA	1,145,698	970,808
Putnam VT Global Health Care Fund - Class IB	9,569,624	7,238,589
Putnam VT Income Fund - Class IA	130,399	601,592
Putnam VT Income Fund - Class IB	2,652,738	2,167,994
Putnam VT Large Cap Value Fund - Class IA	5,279,864	1,070,170
Putnam VT Large Cap Value Fund - Class IB	81,218,825	10,437,004
Putnam VT Multi-Asset Absolute Return Fund - Class IA	393,783	350,708
Putnam VT Multi-Asset Absolute Return Fund - Class IB	886,656	513,601
Putnam VT Sustainable Future Fund - Class IB	32,053	588
Putnam VT Sustainable Leaders Fund - Class IB	5,222	67
Templeton Foreign VIP Fund - Class 1	275,674	231,296
Templeton Foreign VIP Fund - Class 4	974,866	984,513
Templeton Global Bond VIP Fund - Class 1	893,356	861,623
Templeton Global Bond VIP Fund - Class 2	2,416,512	41,858,736
Templeton Global Bond VIP Fund - Class 4	561,378	4,868,374
Templeton Growth VIP Fund - Class 2	1,652,841	4,290,444
TOPS® Balanced ETF Portfolio - Service Class Shares	193,819	5,611
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	275,433	942,040
VanEck VIP Global Resources Fund - Class S Shares	10,687,893	5,164,313
VanEck VIP Global Resources Fund - Initial Class Shares	747,465	459,656
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	2,921,159	2,631,761
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	616,058	52,174

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2022:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Large Cap Growth Portfolio - Class B	149,938	$53.45	$8,014,194	$7,841,053
AB VPS Small/Mid Cap Value Portfolio - Class A	32,473	16.62	539,695	631,098
AB VPS Small/Mid Cap Value Portfolio - Class B	12,203,946	16.39	200,022,668	220,822,893
AB VPS Sustainable Global Thematic Portfolio - Class B	1,092,402	28.59	31,231,765	34,295,624
ALPS/Alerian Energy Infrastructure Portfolio - Class I	182,133	9.92	1,806,756	1,667,198
ALPS/Alerian Energy Infrastructure Portfolio - Class III	2,657,085	9.90	26,305,144	24,506,739
ALPS/Red Rocks Global Opportunity Portfolio - Class I	23,762	8.83	209,815	288,975
ALPS/Red Rocks Global Opportunity Portfolio - Class III	1,103,332	9.48	10,459,591	13,858,529
American Century VP Balanced Fund - Class I	78,257	6.70	524,324	626,714
American Century VP Balanced Fund - Class II	18,023,851	6.70	120,759,802	140,551,008
American Century VP Inflation Protection Fund - Class II	1,818	9.37	17,039	18,889
American Century VP Large Company Value Fund - Class I	361,848	18.08	6,542,204	6,085,613
American Century VP Large Company Value Fund - Class II	6,159,414	18.41	113,394,816	108,514,349
American Funds Asset Allocation Fund - Class 1	962,726	22.20	21,372,517	21,840,990
American Funds Asset Allocation Fund - Class 1A	1,201,110	22.09	26,532,520	29,304,283
American Funds Asset Allocation Fund - Class 4	11,451,197	21.74	248,949,028	274,419,831
American Funds Capital Income Builder® - Class 1	92,326	10.99	1,014,661	929,853
American Funds Capital Income Builder® - Class 1A	855,496	10.98	9,393,347	9,238,827
American Funds Capital Income Builder® - Class 4	4,769,250	10.96	52,270,978	50,216,566
American Funds Capital World Bond Fund - Class 1	250,247	9.55	2,389,864	2,952,685
American Funds Capital World Bond Fund - Class 1A	140,386	9.50	1,333,666	1,601,993
American Funds Capital World Growth and Income Fund - Class 1	114,410	11.67	1,335,165	1,544,126
American Funds Capital World Growth and Income Fund - Class 1A	396,251	11.61	4,600,472	6,017,586
American Funds Global Balanced Fund - Class 1	27,505	12.55	345,182	337,008
American Funds Global Balanced Fund - Class 1A	169,818	12.49	2,121,029	2,270,998
American Funds Global Growth Fund - Class 1	44,483	30.18	1,342,511	1,436,113
American Funds Global Growth Fund - Class 1A	428,321	30.04	12,866,749	15,454,762
American Funds Global Growth Fund - Class 2	7,654,821	29.79	228,037,126	215,688,111
American Funds Global Growth Fund - Class 4	3,172,920	29.51	93,632,857	106,823,039
American Funds Global Small Capitalization Fund - Class 1	67,586	16.22	1,096,252	1,510,916
American Funds Global Small Capitalization Fund - Class 1A	249,896	16.00	3,998,332	6,596,758
American Funds Global Small Capitalization Fund - Class 2	17,244,414	15.30	263,839,533	346,068,345
American Funds Global Small Capitalization Fund - Class 4	1,640,025	15.28	25,059,578	38,039,087
American Funds Growth Fund - Class 1	80,687	76.29	6,155,610	6,911,125
American Funds Growth Fund - Class 1A	515,498	75.61	38,976,831	51,027,435
American Funds Growth Fund - Class 2	15,172,578	75.40	1,144,012,369	1,138,531,635
American Funds Growth Fund - Class 4	4,567,108	73.64	336,321,849	416,251,955
American Funds Growth-Income Fund - Class 1	50,937	50.21	2,557,526	2,501,926
American Funds Growth-Income Fund - Class 1A	564,882	49.93	28,204,565	31,227,581
American Funds Growth-Income Fund - Class 2	28,660,269	49.46	1,417,536,893	1,261,382,636
American Funds Growth-Income Fund - Class 4	4,821,907	48.72	234,923,332	251,653,353
American Funds High-Income Trust - Class 1	158,205	8.53	1,349,487	1,601,977
American Funds High-Income Trust - Class 1A	148,516	8.50	1,262,385	1,452,668
American Funds International Fund - Class 1	172,567	15.31	2,642,004	3,322,170
American Funds International Fund - Class 1A	684,451	15.23	10,424,186	13,683,062
American Funds International Fund - Class 2	27,046,903	15.23	411,924,330	495,068,626
American Funds International Fund - Class 4	3,522,020	14.99	52,795,080	68,333,680
American Funds International Growth and Income Fund - Class 1	86,737	8.94	775,430	1,142,914
American Funds International Growth and Income Fund - Class 1A	266,124	8.70	2,315,280	3,451,594
American Funds Managed Risk Asset Allocation Fund - Class P1	534,455	12.43	6,643,275	7,108,639
American Funds Managed Risk Asset Allocation Fund - Class P2	10,340,437	12.09	125,015,888	130,205,362
American Funds Managed Risk Growth Fund - Class P1	360,337	11.37	4,097,034	5,182,611
American Funds Managed Risk Growth-Income Fund - Class P1	122,465	12.51	1,532,037	1,665,390
American Funds Managed Risk International Fund - Class P1	192,104	8.61	1,654,014	1,951,462
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	231,225	11.24	2,598,964	2,726,177
American Funds Mortgage Fund - Class 1	54,981	9.45	519,573	586,121
American Funds Mortgage Fund - Class 1A	177,313	9.34	1,656,099	1,858,855
American Funds Mortgage Fund - Class 4	778,843	9.25	7,204,301	8,146,024

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds New World Fund® - Class 1	127,439	$22.30	$2,841,895	$3,038,823
American Funds New World Fund® - Class 1A	359,897	22.19	7,986,104	10,009,375
American Funds New World Fund® - Class 4	2,038,400	21.84	44,518,655	51,871,290
American Funds The Bond Fund of America - Class 1	655,911	9.41	6,172,121	7,245,828
American Funds The Bond Fund of America - Class 1A	1,065,820	9.35	9,965,417	11,700,485
American Funds U.S. Government Securities Fund - Class 1	33,071	9.99	330,382	383,560
American Funds U.S. Government Securities Fund - Class 1A	388,407	9.96	3,868,537	4,441,730
American Funds Washington Mutual Investors Fund - Class 1	307,433	12.69	3,901,330	4,206,020
American Funds Washington Mutual Investors Fund - Class 1A	1,389,747	12.61	17,524,710	20,020,273
American Funds Washington Mutual Investors Fund - Class 4	7,832,059	12.34	96,647,610	107,991,510
ClearBridge Variable Aggressive Growth Portfolio - Class I	32,224	15.28	492,385	832,020
ClearBridge Variable Aggressive Growth Portfolio - Class II	1,162,205	14.83	17,235,499	28,418,327
ClearBridge Variable Large Cap Growth Portfolio - Class I	153,423	27.07	4,153,152	5,329,101
ClearBridge Variable Large Cap Growth Portfolio - Class II	6,497,331	26.72	173,608,679	202,561,824
ClearBridge Variable Mid Cap Portfolio - Class I	78,372	20.36	1,595,655	1,885,287
ClearBridge Variable Mid Cap Portfolio - Class II	2,687,409	20.17	54,205,031	60,296,284
Columbia VP Commodity Strategy Fund - Class 1	470,880	5.11	2,406,197	3,076,246
Columbia VP Commodity Strategy Fund - Class 2	3,025,595	5.01	15,158,231	18,305,088
Columbia VP Emerging Markets Bond Fund - Class 1	65,917	7.52	495,695	611,772
Columbia VP Emerging Markets Bond Fund - Class 2	355,140	7.52	2,670,650	3,256,898
Columbia VP Strategic Income Fund - Class 1	680,744	3.50	2,382,605	2,859,942
Columbia VP Strategic Income Fund - Class 2	4,485,851	3.46	15,521,043	18,338,869
Delaware Ivy VIP Asset Strategy Portfolio - Class I	104,612	7.85	821,208	1,099,428
Delaware Ivy VIP Asset Strategy Portfolio - Class II	839,040	7.85	6,586,465	7,968,377
Delaware Ivy VIP Energy Portfolio - Class I	88,154	5.07	446,939	407,126
Delaware Ivy VIP Energy Portfolio - Class II	5,731,840	5.07	29,060,430	24,336,633
Delaware Ivy VIP High Income Portfolio - Class I	699,499	2.82	1,972,589	2,311,010
Delaware Ivy VIP High Income Portfolio - Class II	7,483,806	2.82	21,104,332	24,646,581
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	514,072	9.60	4,935,095	6,638,304
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	2,625,088	9.47	24,859,585	33,991,076
Delaware Ivy VIP Science and Technology Portfolio - Class I	75,196	17.71	1,331,720	2,188,980
Delaware Ivy VIP Science and Technology Portfolio - Class II	2,098,542	17.45	36,619,554	58,013,740
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	184,682	6.11	1,128,404	1,643,589
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	1,602,666	6.04	9,680,104	14,052,720
Delaware VIP® Emerging Markets Series - Service Class	11,032,889	19.63	216,575,609	237,082,990
Delaware VIP® Emerging Markets Series - Standard Class	77,896	19.70	1,534,545	1,838,903
Delaware VIP® International Series - Standard Class	3,838	14.94	57,347	71,273
Delaware VIP® Small Cap Value Series - Service Class	11,568,170	36.82	425,940,014	394,639,957
Delaware VIP® Small Cap Value Series - Standard Class	197,637	37.06	7,324,425	7,274,609
DWS Alternative Asset Allocation VIP Portfolio - Class A	200,096	12.99	2,599,241	2,769,359
DWS Alternative Asset Allocation VIP Portfolio - Class B	3,104,132	12.98	40,291,629	41,880,753
DWS Equity 500 Index VIP Portfolio - Class A	251,555	22.97	5,778,226	4,839,581
DWS Small Cap Index VIP Portfolio - Class A	170,071	12.12	2,061,258	2,359,607
Eaton Vance VT Floating-Rate Income Fund - ADV Class	317,297	8.45	2,681,156	2,868,063
Eaton Vance VT Floating-Rate Income Fund - Initial Class	4,384,545	8.44	37,005,564	38,817,633
Fidelity® VIP Balanced Portfolio - Initial Class	429,988	19.38	8,333,173	9,876,685
Fidelity® VIP Balanced Portfolio - Service Class 2	13,657,327	18.74	255,938,304	287,994,134
Fidelity® VIP Contrafund® Portfolio - Initial Class	147,804	37.88	5,598,817	6,137,372
Fidelity® VIP Contrafund® Portfolio - Service Class 2	31,785,878	36.54	1,161,455,988	1,104,791,960
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	62,256	10.32	642,479	768,817
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2,395,150	10.28	24,622,143	28,963,447
Fidelity® VIP Growth Portfolio - Initial Class	119,910	71.51	8,574,762	9,890,082
Fidelity® VIP Growth Portfolio - Service Class 2	4,228,907	69.27	292,936,375	323,782,582
Fidelity® VIP Mid Cap Portfolio - Initial Class	126,221	32.72	4,129,955	4,581,144
Fidelity® VIP Mid Cap Portfolio - Service Class 2	17,183,098	31.20	536,112,662	565,177,335
Fidelity® VIP Strategic Income Portfolio - Initial Class	575,301	10.02	5,764,513	6,552,710
Fidelity® VIP Strategic Income Portfolio - Service Class 2	2,675,660	9.90	26,489,038	30,205,162
First Trust Capital Strength Portfolio - Class I	6,495,543	12.69	82,428,442	83,147,960
First Trust Capital Strength Portfolio - Class II	115,695	12.69	1,468,167	1,449,004
First Trust Dorsey Wright Tactical Core Portfolio - Class I	992,715	10.49	10,413,582	11,954,944
First Trust Dorsey Wright Tactical Core Portfolio - Class II	51,251	10.41	533,520	708,810

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
First Trust International Developed Capital Strength Portfolio - Class I	366,652	$10.75	$3,941,510	$4,379,072
First Trust International Developed Capital Strength Portfolio - Class II	27,941	10.75	300,362	333,423
First Trust Multi Income Allocation Portfolio - Class I	927,123	11.13	10,318,879	10,466,633
First Trust Multi Income Allocation Portfolio - Class II	2,039	11.12	22,678	25,142
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	14,970,939	12.47	186,687,611	205,877,430
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	129,604	12.50	1,620,055	1,831,058
Franklin Allocation VIP Fund - Class 4	3,643,398	4.58	16,686,761	20,980,922
Franklin Income VIP Fund - Class 1	73,692	15.39	1,134,124	1,192,182
Franklin Income VIP Fund - Class 2	24,344,502	14.73	358,594,516	365,944,574
Franklin Income VIP Fund - Class 4	9,701,151	15.16	147,069,455	153,797,208
Franklin Multi-Asset Variable Conservative Growth - Class I	6,543	12.86	84,143	108,788
Franklin Multi-Asset Variable Conservative Growth - Class II	1,058,594	12.81	13,560,593	15,573,636
Franklin Mutual Shares VIP Fund - Class 1	48,028	15.53	745,879	896,791
Franklin Mutual Shares VIP Fund - Class 2	31,027,863	15.16	470,382,404	515,129,196
Franklin Mutual Shares VIP Fund - Class 4	2,623,209	15.34	40,240,027	46,386,662
Franklin Rising Dividends VIP Fund - Class 1	109,157	28.18	3,076,048	3,202,919
Franklin Rising Dividends VIP Fund - Class 4	1,899,002	27.06	51,386,997	52,289,074
Franklin Small Cap Value VIP Fund - Class 1	201,208	13.32	2,680,088	3,180,001
Franklin Small Cap Value VIP Fund - Class 4	1,384,241	13.07	18,092,027	20,816,123
Franklin Small-Mid Cap Growth VIP Fund - Class 1	99,256	13.42	1,332,010	2,012,722
Franklin Small-Mid Cap Growth VIP Fund - Class 4	965,149	11.31	10,915,837	16,964,613
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	938,369	1.00	938,369	938,370
Goldman Sachs VIT Government Money Market Fund - Service Shares	19,794,582	1.00	19,794,582	19,794,590
Goldman Sachs VIT Large Cap Value Fund - Service Shares	13,228,828	8.35	110,460,711	124,119,144
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	360,368	8.77	3,160,427	3,348,141
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	180,814	8.81	1,592,975	1,722,859
Guggenheim VT Long Short Equity	345,402	15.09	5,212,119	5,350,346
Guggenheim VT Multi-Hedge Strategies	424,755	25.56	10,856,733	11,073,349
Hartford Capital Appreciation HLS Fund - Class IA	2,191	39.36	86,232	106,616
Hartford Capital Appreciation HLS Fund - Class IC	339,012	38.65	13,102,818	15,504,668
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	794,168	1.68	1,334,202	1,862,049
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	7,403,045	1.78	13,177,421	17,776,625
Invesco V.I. American Franchise Fund - Series I Shares	40,388	42.84	1,730,234	2,108,617
Invesco V.I. American Franchise Fund - Series II Shares	14,202	38.85	551,764	726,855
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	155,105	8.14	1,262,558	1,582,268
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	1,261,589	7.97	10,054,864	12,921,411
Invesco V.I. Comstock Fund - Series I Shares	118,023	20.34	2,400,593	2,451,667
Invesco V.I. Comstock Fund - Series II Shares	1,641,614	20.25	33,242,688	33,204,487
Invesco V.I. Core Equity Fund - Series I Shares	186,626	24.55	4,581,667	5,322,787
Invesco V.I. Core Equity Fund - Series II Shares	43,894	24.40	1,071,014	1,238,543
Invesco V.I. Diversified Dividend Fund - Series I Shares	47,396	24.99	1,184,414	1,282,983
Invesco V.I. Diversified Dividend Fund - Series II Shares	994,555	24.75	24,615,232	25,906,650
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	322,981	25.47	8,226,313	8,240,747
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	11,101,243	24.54	272,424,497	240,678,171
Invesco V.I. Equity and Income Fund - Series I Shares	56,747	16.14	915,895	1,104,342
Invesco V.I. Equity and Income Fund - Series II Shares	921,151	16.03	14,766,044	16,539,488
Invesco V.I. EQV International Equity Fund - Series I Shares	86,051	28.94	2,490,312	2,954,938
Invesco V.I. EQV International Equity Fund - Series II Shares	2,556,613	28.42	72,658,946	90,621,733
Invesco V.I. Global Fund - Series II Shares	197,922	30.30	5,997,047	7,117,986
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	73,508	23.08	1,696,569	1,904,767
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	973,509	22.56	21,962,366	24,210,833
Janus Henderson Balanced Portfolio - Service Shares	279,971	42.47	11,890,362	9,493,426
Janus Henderson Enterprise Portfolio - Service Shares	74,489	62.78	4,676,419	4,285,703
Janus Henderson Global Research Portfolio - Service Shares	9,134	48.41	442,153	386,220
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	663,224	9.67	6,413,377	7,451,012
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	20,613,364	9.53	196,445,364	224,920,660
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	257,422	15.58	4,010,629	4,270,468
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	41,684	9.75	406,422	451,206
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	403,302	9.71	3,916,063	4,228,397
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	46,559	8.03	373,916	414,858
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	47,847	8.53	407,994	456,556

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	43,274	$8.64	$373,841	$394,858
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	90,712	8.29	751,823	815,587
Lincoln S&P 500 Buffer Fund Aug - Service Class	126,869	8.86	1,123,933	1,200,186
Lincoln S&P 500 Buffer Fund Feb - Service Class	142,958	9.09	1,300,064	1,355,827
Lincoln S&P 500 Buffer Fund May - Service Class	120,556	9.13	1,100,311	1,192,595
Lincoln S&P 500 Buffer Fund Nov - Service Class	127,741	8.75	1,117,225	1,182,215
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	396,178	9.14	3,620,277	3,704,201
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	96,881	9.15	886,555	935,116
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	253,194	9.30	2,354,959	2,448,996
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	170,439	8.64	1,472,084	1,634,576
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	3,963,594	10.20	40,428,659	47,951,262
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	963,660	22.15	21,345,059	34,639,684
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	671,823	15.16	10,184,840	10,968,846
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	3,734,467	12.99	48,510,731	52,748,360
LVIP American Balanced Allocation Fund - Service Class	6,683,745	12.10	80,893,368	89,978,660
LVIP American Balanced Allocation Fund - Standard Class	1,107,626	12.12	13,418,894	14,410,562
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	34,342,037	13.13	451,048,320	437,254,449
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	3,009,625	10.21	30,722,255	34,475,035
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	38,917	10.21	397,339	428,441
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	6,457,311	10.94	70,668,813	76,868,903
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	35,199	10.95	385,357	419,420
LVIP American Global Growth Fund - Service Class II	13,415,532	20.98	281,457,862	278,759,011
LVIP American Global Small Capitalization Fund - Service Class II	4,393,041	12.51	54,948,163	67,445,632
LVIP American Growth Allocation Fund - Service Class	4,157,107	12.44	51,710,249	58,133,931
LVIP American Growth Allocation Fund - Standard Class	566,798	12.45	7,058,338	7,919,038
LVIP American Growth Fund - Service Class II	55,394,911	22.55	1,248,933,658	1,328,112,753
LVIP American Growth-Income Fund - Service Class II	46,443,577	22.30	1,035,738,209	964,558,076
LVIP American Income Allocation Fund - Standard Class	18,835	10.59	199,364	228,471
LVIP American International Fund - Service Class II	20,729,394	12.34	255,738,528	288,795,261
LVIP American Preservation Fund - Service Class	1,924,188	9.11	17,525,503	19,141,986
LVIP American Preservation Fund - Standard Class	26,991	9.11	245,809	270,372
LVIP Baron Growth Opportunities Fund - Service Class	4,375,901	62.06	271,572,809	251,410,919
LVIP Baron Growth Opportunities Fund - Standard Class	22,318	64.98	1,450,114	1,398,399
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	64,980,437	20.52	1,333,658,490	1,275,214,702
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	15,751	20.60	324,433	323,382
LVIP BlackRock Global Allocation Fund - Service Class	79,859,861	10.39	829,823,814	895,513,738
LVIP BlackRock Global Allocation Fund - Standard Class	678,142	10.40	7,049,284	7,613,715
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	64,638,923	9.96	643,739,029	682,708,544
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	5,745	10.03	57,605	61,923
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	33,344,112	10.73	357,849,011	383,816,265
LVIP BlackRock Global Real Estate Fund - Service Class	10,643,598	6.74	71,684,635	90,689,419
LVIP BlackRock Global Real Estate Fund - Standard Class	321,265	6.84	2,195,847	2,835,596
LVIP BlackRock Inflation Protected Bond Fund - Service Class	91,042,742	8.91	811,099,789	942,811,752
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,652,734	8.91	14,732,475	16,875,941
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	43,943,091	11.37	499,501,112	527,597,425
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	32,597,600	32.68	1,065,224,370	1,186,910,319
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	55,148	33.86	1,867,310	1,989,134
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	42,684,979	15.85	676,727,653	642,552,591
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	7,073	16.67	117,882	99,185
LVIP Channing Small Cap Value Fund - Service Class	29,555	9.53	281,662	287,188
LVIP Channing Small Cap Value Fund - Standard Class	394	9.53	3,755	3,721
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	33,091,913	13.23	437,905,282	404,528,638
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	5,194	13.26	68,894	62,205
LVIP Delaware Bond Fund - Service Class	315,011,942	11.43	3,599,326,447	4,330,075,291
LVIP Delaware Bond Fund - Standard Class	4,496,149	11.43	51,390,986	60,483,710
LVIP Delaware Diversified Floating Rate Fund - Service Class	69,982,266	9.68	677,218,392	702,577,450
LVIP Delaware Diversified Floating Rate Fund - Standard Class	795,935	9.68	7,705,450	7,846,783
LVIP Delaware Diversified Income Fund - Service Class	198,068,617	8.69	1,721,810,491	2,075,997,004
LVIP Delaware Diversified Income Fund - Standard Class	1,883,118	8.74	16,450,916	19,621,680
LVIP Delaware High Yield Fund - Service Class	17,857,338	4.01	71,679,353	88,545,344
LVIP Delaware High Yield Fund - Standard Class	419,244	4.01	1,682,428	1,970,677

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	104,352,055	$9.12	$951,899,450	$1,025,886,480
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	340,464	9.17	3,123,075	3,342,897
LVIP Delaware Mid Cap Value Fund - Service Class	3,462,484	39.54	136,892,766	129,016,017
LVIP Delaware Mid Cap Value Fund - Standard Class	41,674	39.84	1,660,148	1,793,936
LVIP Delaware REIT Fund - Service Class	8,733,742	12.11	105,774,354	115,230,451
LVIP Delaware REIT Fund - Standard Class	328,588	12.08	3,969,666	4,518,488
LVIP Delaware SMID Cap Core Fund - Service Class	6,688,877	21.33	142,680,431	151,197,317
LVIP Delaware SMID Cap Core Fund - Standard Class	213,645	23.40	4,998,222	4,922,226
LVIP Delaware Social Awareness Fund - Service Class	1,669,097	37.97	63,380,610	66,605,457
LVIP Delaware Social Awareness Fund - Standard Class	151,498	38.31	5,804,052	5,688,038
LVIP Delaware U.S. Growth Fund - Service Class	39,246,141	6.48	254,314,993	355,687,847
LVIP Delaware U.S. Growth Fund - Standard Class	19,605	7.12	139,608	205,334
LVIP Delaware Value Fund - Service Class	10,332,177	25.97	268,326,638	274,782,089
LVIP Delaware Value Fund - Standard Class	206,171	25.98	5,357,140	5,663,263
LVIP Delaware Wealth Builder Fund - Service Class	1,482,014	10.50	15,567,080	18,031,448
LVIP Delaware Wealth Builder Fund - Standard Class	248,705	10.53	2,619,111	3,195,390
LVIP Dimensional International Core Equity Fund - Service Class	13,495,768	10.65	143,662,455	144,482,068
LVIP Dimensional International Core Equity Fund - Standard Class	1,562,362	10.67	16,667,277	16,912,505
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	54,819,030	8.95	490,739,958	514,699,034
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	239,945	8.96	2,149,911	2,183,208
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	6,036,442	36.35	219,400,533	210,751,780
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	574,874	36.65	21,067,410	21,571,396
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	8,628,221	16.53	142,589,974	127,123,567
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,039,149	16.56	17,203,110	16,091,348
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	41,093,590	19.30	793,106,286	607,475,051
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	234,377	19.32	4,528,870	4,220,335
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	32,755,697	12.57	411,706,351	418,369,755
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	5,484	12.59	69,058	66,653
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	21,144,130	37.71	797,239,415	705,234,757
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	21,139,839	9.41	198,925,882	229,320,129
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	257,477	9.43	2,429,035	2,685,074
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	62,997,049	11.18	704,307,010	836,919,958
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	158,590	11.18	1,773,672	2,129,764
LVIP Global Growth Allocation Managed Risk Fund - Service Class	478,276,409	11.18	5,346,651,975	6,243,084,830
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	828,748	11.18	9,263,750	11,591,740
LVIP Global Income Fund - Service Class	44,262,077	9.17	405,661,931	501,654,494
LVIP Global Income Fund - Standard Class	127,573	9.25	1,180,436	1,394,503
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	376,091,700	11.62	4,368,681,190	5,074,131,978
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	381,535	11.62	4,433,060	5,498,179
LVIP Government Money Market Fund - Service Class	61,927,693	10.00	619,276,927	619,277,441
LVIP Government Money Market Fund - Standard Class	4,760,259	10.00	47,602,594	47,602,622
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	33,530,264	12.03	403,402,611	372,026,075
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	6,536	12.05	78,771	70,411
LVIP JPMorgan High Yield Fund - Service Class	19,831,565	9.14	181,161,344	209,728,132
LVIP JPMorgan High Yield Fund - Standard Class	630,959	9.14	5,766,332	6,561,785
LVIP JPMorgan Retirement Income Fund - Service Class	1,592,702	11.14	17,742,701	19,943,339
LVIP JPMorgan Retirement Income Fund - Standard Class	98,753	11.15	1,101,194	1,322,754
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	28,354,609	17.28	490,024,348	440,644,433
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	8,924	17.44	155,627	149,134
LVIP Loomis Sayles Global Growth Fund - Service Class	137,384	11.30	1,551,747	2,021,431
LVIP Loomis Sayles Global Growth Fund - Standard Class	14,785	11.41	168,663	229,567
LVIP MFS International Equity Managed Volatility Fund - Service Class	45,318,100	11.78	533,756,577	505,305,160
LVIP MFS International Growth Fund - Service Class	14,014,852	17.75	248,707,567	238,457,573
LVIP MFS International Growth Fund - Standard Class	123,941	17.74	2,198,088	2,414,867
LVIP MFS Value Fund - Service Class	20,212,341	50.76	1,025,938,002	749,451,041
LVIP MFS Value Fund - Standard Class	146,207	50.82	7,430,830	6,939,969
LVIP Mondrian International Value Fund - Service Class	15,400,850	14.26	219,646,926	244,110,557
LVIP Mondrian International Value Fund - Standard Class	493,154	14.27	7,038,792	7,832,640

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	6,760,414	$11.15	$75,344,812	$75,397,943
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	4,096	11.16	45,712	42,480
LVIP PIMCO Low Duration Bond Fund - Service Class	81,058,393	9.16	742,656,993	799,952,124
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,384,865	9.17	12,695,061	13,702,415
LVIP SSGA Bond Index Fund - Service Class	78,063,927	9.78	763,231,011	879,384,259
LVIP SSGA Bond Index Fund - Standard Class	1,514,208	9.77	14,796,841	17,428,237
LVIP SSGA Conservative Index Allocation Fund - Service Class	5,802,373	12.37	71,786,961	76,589,057
LVIP SSGA Conservative Index Allocation Fund - Standard Class	363,275	12.38	4,496,614	5,309,883
LVIP SSGA Conservative Structured Allocation Fund - Service Class	11,376,007	10.38	118,026,069	131,948,402
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	117,944	10.38	1,223,668	1,437,738
LVIP SSGA Developed International 150 Fund - Service Class	16,546,500	7.06	116,801,742	129,120,874
LVIP SSGA Developed International 150 Fund - Standard Class	169,010	7.06	1,192,538	1,340,315
LVIP SSGA Emerging Markets 100 Fund - Service Class	17,765,446	6.89	122,439,456	152,903,693
LVIP SSGA Emerging Markets 100 Fund - Standard Class	601,762	6.89	4,145,538	5,099,761
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,399,349	9.50	13,289,620	16,593,542
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	206,877	9.52	1,969,884	2,408,151
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	55,093,326	10.06	554,018,487	635,441,615
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	197,149	10.06	1,982,337	2,404,474
LVIP SSGA International Index Fund - Service Class	26,041,638	9.18	239,062,239	229,078,158
LVIP SSGA International Index Fund - Standard Class	1,371,800	9.18	12,590,379	13,445,879
LVIP SSGA International Managed Volatility Fund - Service Class	32,445,060	8.31	269,521,117	282,538,668
LVIP SSGA International Managed Volatility Fund - Standard Class	7,668	8.30	63,652	68,433
LVIP SSGA Large Cap 100 Fund - Service Class	24,750,888	11.91	294,882,079	316,182,128
LVIP SSGA Large Cap 100 Fund - Standard Class	656,803	11.95	7,845,515	8,895,936
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	49,080,033	14.60	716,372,163	683,729,656
LVIP SSGA Mid-Cap Index Fund - Service Class	12,432,417	11.37	141,369,009	155,524,808
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,121,117	11.41	12,787,460	14,424,534
LVIP SSGA Moderate Index Allocation Fund - Service Class	15,672,579	14.54	227,910,645	220,618,387
LVIP SSGA Moderate Index Allocation Fund - Standard Class	322,082	14.55	4,686,615	5,224,360
LVIP SSGA Moderate Structured Allocation Fund - Service Class	45,894,177	11.37	521,908,582	557,435,100
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	113,666	11.38	1,293,290	1,500,480
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	13,105,183	15.16	198,635,254	188,771,486
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	358,619	15.19	5,448,851	5,565,566
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	24,981,029	11.89	297,024,441	311,301,881
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	177,234	11.90	2,108,555	2,333,427
LVIP SSGA Nasdaq-100 Index Fund - Service Class	825,590	7.74	6,385,936	8,352,023
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	48,020	7.74	371,773	446,323
LVIP SSGA S&P 500 Index Fund - Service Class	67,498,123	21.82	1,472,674,055	1,270,435,889
LVIP SSGA S&P 500 Index Fund - Standard Class	4,875,365	21.85	106,521,860	102,944,999
LVIP SSGA Short-Term Bond Index Fund - Service Class	19,472,865	9.66	188,146,826	197,915,526
LVIP SSGA Short-Term Bond Index Fund - Standard Class	817,483	9.69	7,917,323	8,286,977
LVIP SSGA Small-Cap Index Fund - Service Class	13,666,158	27.29	372,976,795	395,964,624
LVIP SSGA Small-Cap Index Fund - Standard Class	577,619	27.34	15,790,956	18,705,817
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	15,131,741	10.67	161,485,936	189,733,028
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	851,489	10.70	9,107,526	10,611,731
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	49,345,489	10.87	536,237,425	618,443,275
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	3,959	10.88	43,086	46,503
LVIP T. Rowe Price 2020 Fund - Service Class	792,176	8.47	6,711,311	8,032,907
LVIP T. Rowe Price 2030 Fund - Service Class	364,206	9.99	3,639,145	3,884,431
LVIP T. Rowe Price 2040 Fund - Service Class	426,884	10.02	4,279,084	4,211,453
LVIP T. Rowe Price Growth Stock Fund - Service Class	8,137,318	33.36	271,460,921	343,047,597
LVIP T. Rowe Price Growth Stock Fund - Standard Class	124,303	34.92	4,340,797	6,486,431
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	12,857,592	22.18	285,181,383	339,233,922
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	143,444	23.78	3,410,961	3,864,375
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	15,748,591	9.79	154,241,703	172,559,809
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	102,888	9.82	1,009,846	1,189,670
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	154,230,809	10.00	1,541,845,393	1,660,871,830
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	270,810	10.01	2,710,266	3,195,710
LVIP Vanguard Bond Allocation Fund - Service Class	87,291,327	8.98	783,526,953	924,435,116
LVIP Vanguard Bond Allocation Fund - Standard Class	4,144,892	8.98	37,225,278	44,376,618

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Vanguard Domestic Equity ETF Fund - Service Class	13,837,494	$25.78	$356,716,762	$287,623,868
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	710,237	25.82	18,335,470	17,334,442
LVIP Vanguard International Equity ETF Fund - Service Class	23,438,484	10.44	244,768,089	260,787,427
LVIP Vanguard International Equity ETF Fund - Standard Class	2,057,061	10.46	21,510,682	23,918,994
LVIP Wellington Capital Growth Fund - Service Class	8,512,886	39.72	338,123,310	396,256,188
LVIP Wellington Capital Growth Fund - Standard Class	87,924	42.13	3,703,994	5,403,783
LVIP Wellington SMID Cap Value Fund - Service Class	5,058,376	24.61	124,506,874	122,817,924
LVIP Wellington SMID Cap Value Fund - Standard Class	62,006	24.76	1,535,278	1,645,382
LVIP Western Asset Core Bond Fund - Service Class	44,473,274	8.25	366,860,038	448,678,879
LVIP Western Asset Core Bond Fund - Standard Class	1,813,646	8.26	14,982,529	18,013,397
MFS® VIT Growth Series - Initial Class	93,961	48.02	4,511,985	5,176,819
MFS® VIT Growth Series - Service Class	4,359,236	44.74	195,032,238	238,689,514
MFS® VIT Total Return Series - Initial Class	232,382	22.49	5,226,276	5,697,859
MFS® VIT Total Return Series - Service Class	5,545,896	21.95	121,732,428	132,336,673
MFS® VIT Utilities Series - Initial Class	146,818	36.32	5,332,448	4,822,232
MFS® VIT Utilities Series - Service Class	4,724,494	35.57	168,050,236	148,202,980
MFS® VIT II Core Equity Portfolio - Service Class	69,302	23.32	1,616,128	1,685,326
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	65,037	27.24	1,771,610	1,972,411
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,215,840	26.75	32,523,720	34,754,973
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	185,907	7.00	1,301,350	1,483,018
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	1,609,440	6.93	11,153,417	12,441,100
Morgan Stanley VIF Growth Portfolio - Class II	267,664	6.83	1,828,147	4,593,147
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	991,402	15.20	15,069,315	14,633,278
PIMCO VIT All Asset Portfolio - Advisor Class	654,811	8.76	5,736,148	6,865,142
PIMCO VIT All Asset Portfolio - Institutional Class	28,913	8.76	253,274	318,185
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2,583,553	7.01	18,110,703	21,555,221
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	9,406	6.86	64,525	72,678
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	406,446	8.41	3,418,207	4,075,734
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	11,492	8.41	96,650	117,499
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	147,172	10.05	1,479,076	1,851,064
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,892	10.05	29,063	33,322
Putnam VT George Putnam Balanced Fund - Class IA	110,204	11.61	1,279,464	1,341,532
Putnam VT George Putnam Balanced Fund - Class IB	7,192,125	11.54	82,997,118	90,010,355
Putnam VT Global Health Care Fund - Class IA	59,842	17.03	1,019,112	1,009,390
Putnam VT Global Health Care Fund - Class IB	1,350,318	16.22	21,902,155	21,686,958
Putnam VT Income Fund - Class IA	80,726	8.50	686,175	896,152
Putnam VT Income Fund - Class IB	1,139,396	8.39	9,559,529	11,962,945
Putnam VT Large Cap Value Fund - Class IA	320,625	27.44	8,797,953	8,661,647
Putnam VT Large Cap Value Fund - Class IB	5,243,151	27.07	141,932,110	143,045,909
Putnam VT Multi-Asset Absolute Return Fund - Class IA	16,207	9.44	152,996	155,495
Putnam VT Multi-Asset Absolute Return Fund - Class IB	302,438	9.26	2,800,573	2,927,300
Putnam VT Sustainable Future Fund - Class IB	2,703	11.50	31,081	31,529
Putnam VT Sustainable Leaders Fund - Class IB	154	32.66	5,039	5,212
Templeton Foreign VIP Fund - Class 1	13,293	12.44	165,364	184,401
Templeton Foreign VIP Fund - Class 4	306,657	12.42	3,808,677	4,110,002
Templeton Global Bond VIP Fund - Class 1	220,586	13.15	2,900,708	3,457,289
Templeton Global Bond VIP Fund - Class 2	15,029,713	12.48	187,570,813	238,640,933
Templeton Global Bond VIP Fund - Class 4	1,353,195	12.77	17,280,301	21,357,632
Templeton Growth VIP Fund - Class 2	1,406,027	10.24	14,397,715	16,701,205
TOPS® Balanced ETF Portfolio - Service Class Shares	41,279	12.41	512,273	567,125
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	783,814	12.58	9,860,376	9,262,691
VanEck VIP Global Resources Fund - Class S Shares	413,278	27.16	11,224,627	10,709,062
VanEck VIP Global Resources Fund - Initial Class Shares	28,880	28.39	819,897	803,891
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	1,810,880	8.21	14,867,329	16,738,474
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	200,498	8.18	1,640,070	1,879,241

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2022, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Large Cap Growth Portfolio - Class B	40,411	(31,278)	9,133
AB VPS Small/Mid Cap Value Portfolio - Class A	4,551	(8,233)	(3,682)
AB VPS Small/Mid Cap Value Portfolio - Class B	395,786	(677,802)	(282,016)
AB VPS Sustainable Global Thematic Portfolio - Class B	172,899	(221,397)	(48,498)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	78,690	(18,007)	60,683
ALPS/Alerian Energy Infrastructure Portfolio - Class III	947,055	(1,170,286)	(223,231)
ALPS/Red Rocks Global Opportunity Portfolio - Class I	5,665	(2,543)	3,122
ALPS/Red Rocks Global Opportunity Portfolio - Class III	99,117	(177,001)	(77,884)
American Century VP Balanced Fund - Class I	3,208	(4,748)	(1,540)
American Century VP Balanced Fund - Class II	952,171	(853,730)	98,441
American Century VP Inflation Protection Fund - Class II	—	(124)	(124)
American Century VP Large Company Value Fund - Class I	192,262	(120,965)	71,297
American Century VP Large Company Value Fund - Class II	4,034,649	(750,492)	3,284,157
American Funds Asset Allocation Fund - Class 1	111,086	(65,374)	45,712
American Funds Asset Allocation Fund - Class 1A	512,374	(105,583)	406,791
American Funds Asset Allocation Fund - Class 4	3,087,507	(2,108,317)	979,190
American Funds Capital Income Builder® - Class 1	3,316	(4,257)	(941)
American Funds Capital Income Builder® - Class 1A	165,180	(91,710)	73,470
American Funds Capital Income Builder® - Class 4	1,286,490	(1,160,870)	125,620
American Funds Capital World Bond Fund - Class 1	14,973	(19,440)	(4,467)
American Funds Capital World Bond Fund - Class 1A	46,620	(38,042)	8,578
American Funds Capital World Growth and Income Fund - Class 1	885	(2,680)	(1,795)
American Funds Capital World Growth and Income Fund - Class 1A	66,158	(72,747)	(6,589)
American Funds Global Balanced Fund - Class 1	4,420	(1,589)	2,831
American Funds Global Balanced Fund - Class 1A	4,538	(56,926)	(52,388)
American Funds Global Growth Fund - Class 1	3,043	(27,030)	(23,987)
American Funds Global Growth Fund - Class 1A	143,137	(111,225)	31,912
American Funds Global Growth Fund - Class 2	429,785	(635,279)	(205,494)
American Funds Global Growth Fund - Class 4	1,124,719	(814,958)	309,761
American Funds Global Small Capitalization Fund - Class 1	3,474	(6,520)	(3,046)
American Funds Global Small Capitalization Fund - Class 1A	56,300	(18,425)	37,875
American Funds Global Small Capitalization Fund - Class 2	1,356,626	(499,938)	856,688
American Funds Global Small Capitalization Fund - Class 4	351,595	(226,168)	125,427
American Funds Growth Fund - Class 1	10,859	(18,648)	(7,789)
American Funds Growth Fund - Class 1A	339,295	(250,594)	88,701
American Funds Growth Fund - Class 2	1,779,899	(1,718,528)	61,371
American Funds Growth Fund - Class 4	4,484,353	(1,602,819)	2,881,534
American Funds Growth-Income Fund - Class 1	1,610	(5,874)	(4,264)
American Funds Growth-Income Fund - Class 1A	274,566	(183,765)	90,801
American Funds Growth-Income Fund - Class 2	932,480	(4,535,111)	(3,602,631)
American Funds Growth-Income Fund - Class 4	3,013,614	(893,180)	2,120,434
American Funds High-Income Trust - Class 1	153	(23,109)	(22,956)
American Funds High-Income Trust - Class 1A	29,701	(33,848)	(4,147)
American Funds International Fund - Class 1	8,145	(11,334)	(3,189)
American Funds International Fund - Class 1A	179,020	(81,589)	97,431
American Funds International Fund - Class 2	1,167,227	(1,698,436)	(531,209)
American Funds International Fund - Class 4	950,744	(532,519)	418,225
American Funds International Growth and Income Fund - Class 1	7,466	(12,238)	(4,772)
American Funds International Growth and Income Fund - Class 1A	43,417	(69,003)	(25,586)
American Funds Managed Risk Asset Allocation Fund - Class P1	80,477	(46,057)	34,420
American Funds Managed Risk Asset Allocation Fund - Class P2	247,882	(798,917)	(551,035)
American Funds Managed Risk Growth Fund - Class P1	64,220	(58,533)	5,687
American Funds Managed Risk Growth-Income Fund - Class P1	41,052	(26,044)	15,008
American Funds Managed Risk International Fund - Class P1	51,768	(29,641)	22,127
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	76,699	(36,756)	39,943
American Funds Mortgage Fund - Class 1	1,408	(7,789)	(6,381)
American Funds Mortgage Fund - Class 1A	63,807	(97,004)	(33,197)
American Funds Mortgage Fund - Class 4	188,187	(78,212)	109,975

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds New World Fund® - Class 1	14,996	(10,260)	4,736
American Funds New World Fund® - Class 1A	104,321	(88,995)	15,326
American Funds New World Fund® - Class 4	458,321	(311,750)	146,571
American Funds The Bond Fund of America - Class 1	16,605	(68,954)	(52,349)
American Funds The Bond Fund of America - Class 1A	178,999	(154,614)	24,385
American Funds U.S. Government Securities Fund - Class 1	10,300	(6,234)	4,066
American Funds U.S. Government Securities Fund - Class 1A	276,911	(301,283)	(24,372)
American Funds Washington Mutual Investors Fund - Class 1	19,403	(15,352)	4,051
American Funds Washington Mutual Investors Fund - Class 1A	259,830	(235,270)	24,560
American Funds Washington Mutual Investors Fund - Class 4	1,619,825	(820,779)	799,046
BlackRock Global Allocation V.I. Fund - Class I	84,323	(470,356)	(386,033)
BlackRock Global Allocation V.I. Fund - Class III	791,943	(52,508,073)	(51,716,130)
ClearBridge Variable Aggressive Growth Portfolio - Class I	3,968	(4,657)	(689)
ClearBridge Variable Aggressive Growth Portfolio - Class II	155,568	(178,760)	(23,192)
ClearBridge Variable Large Cap Growth Portfolio - Class I	129,261	(141,838)	(12,577)
ClearBridge Variable Large Cap Growth Portfolio - Class II	1,840,093	(749,931)	1,090,162
ClearBridge Variable Mid Cap Portfolio - Class I	17,280	(25,449)	(8,169)
ClearBridge Variable Mid Cap Portfolio - Class II	496,353	(423,961)	72,392
Columbia VP Commodity Strategy Fund - Class 1	165,641	(83,414)	82,227
Columbia VP Commodity Strategy Fund - Class 2	972,154	(419,401)	552,753
Columbia VP Emerging Markets Bond Fund - Class 1	9,979	(31,654)	(21,675)
Columbia VP Emerging Markets Bond Fund - Class 2	71,424	(193,797)	(122,373)
Columbia VP Strategic Income Fund - Class 1	45,203	(52,049)	(6,846)
Columbia VP Strategic Income Fund - Class 2	330,150	(308,699)	21,451
Delaware Ivy VIP Asset Strategy Portfolio - Class I	87	(203)	(116)
Delaware Ivy VIP Asset Strategy Portfolio - Class II	49,751	(111,214)	(61,463)
Delaware Ivy VIP Energy Portfolio - Class I	97,733	(76,112)	21,621
Delaware Ivy VIP Energy Portfolio - Class II	3,547,249	(1,901,355)	1,645,894
Delaware Ivy VIP High Income Portfolio - Class I	84,906	(75,281)	9,625
Delaware Ivy VIP High Income Portfolio - Class II	171,868	(416,888)	(245,020)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	48,435	(58,512)	(10,077)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	407,474	(288,573)	118,901
Delaware Ivy VIP Science and Technology Portfolio - Class I	23,030	(29,619)	(6,589)
Delaware Ivy VIP Science and Technology Portfolio - Class II	323,767	(404,727)	(80,960)
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	40,369	(4,360)	36,009
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	210,450	(111,309)	99,141
Delaware VIP® Emerging Markets Series - Service Class	1,162,198	(1,004,869)	157,329
Delaware VIP® Emerging Markets Series - Standard Class	51,119	(10,633)	40,486
Delaware VIP® International Series - Standard Class	63	(112)	(49)
Delaware VIP® Small Cap Value Series - Service Class	830,652	(1,155,547)	(324,895)
Delaware VIP® Small Cap Value Series - Standard Class	50,010	(52,136)	(2,126)
DWS Alternative Asset Allocation VIP Portfolio - Class A	87,678	(23,050)	64,628
DWS Alternative Asset Allocation VIP Portfolio - Class B	268,510	(471,133)	(202,623)
DWS Equity 500 Index VIP Portfolio - Class A	17,302	(24,746)	(7,444)
DWS Small Cap Index VIP Portfolio - Class A	1,705	(9,097)	(7,392)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	66,075	(53,534)	12,541
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,630,478	(1,554,856)	75,622
Fidelity® VIP Balanced Portfolio - Initial Class	195,568	(77,003)	118,565
Fidelity® VIP Balanced Portfolio - Service Class 2	5,549,299	(2,055,678)	3,493,621
Fidelity® VIP Contrafund® Portfolio - Initial Class	47,883	(105,672)	(57,789)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,458,354	(1,483,899)	974,455
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	1,427	(3,667)	(2,240)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	310,550	(396,387)	(85,837)
Fidelity® VIP Growth Portfolio - Initial Class	34,620	(37,881)	(3,261)
Fidelity® VIP Growth Portfolio - Service Class 2	1,487,470	(515,637)	971,833
Fidelity® VIP Mid Cap Portfolio - Initial Class	50,511	(27,332)	23,179
Fidelity® VIP Mid Cap Portfolio - Service Class 2	748,311	(1,494,519)	(746,208)
Fidelity® VIP Strategic Income Portfolio - Initial Class	221,345	(94,063)	127,282
Fidelity® VIP Strategic Income Portfolio - Service Class 2	513,719	(735,608)	(221,889)
First Trust Capital Strength Portfolio - Class I	3,092,558	(621,801)	2,470,757
First Trust Capital Strength Portfolio - Class II	43,964	(16,025)	27,939

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
First Trust Dorsey Wright Tactical Core Portfolio - Class I	157,870	(139,668)	18,202
First Trust Dorsey Wright Tactical Core Portfolio - Class II	4,351	(14,178)	(9,827)
First Trust International Developed Capital Strength Portfolio - Class I	231,766	(48,619)	183,147
First Trust International Developed Capital Strength Portfolio - Class II	12,543	(923)	11,620
First Trust Multi Income Allocation Portfolio - Class I	188,026	(82,140)	105,886
First Trust Multi Income Allocation Portfolio - Class II	1	(1,619)	(1,618)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1,068,964	(1,602,622)	(533,658)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	9,176	(3,503)	5,673
Franklin Allocation VIP Fund - Class 1	2,723	(2,723)	—
Franklin Allocation VIP Fund - Class 4	333,381	(157,723)	175,658
Franklin Income VIP Fund - Class 1	52,525	(14,052)	38,473
Franklin Income VIP Fund - Class 2	346,840	(3,326,824)	(2,979,984)
Franklin Income VIP Fund - Class 4	3,116,784	(1,317,767)	1,799,017
Franklin Multi-Asset Variable Conservative Growth - Class I	3,591	(3,635)	(44)
Franklin Multi-Asset Variable Conservative Growth - Class II	252,706	(317,335)	(64,629)
Franklin Mutual Shares VIP Fund - Class 1	1,123	(4,136)	(3,013)
Franklin Mutual Shares VIP Fund - Class 2	163,057	(4,397,234)	(4,234,177)
Franklin Mutual Shares VIP Fund - Class 4	341,875	(450,120)	(108,245)
Franklin Rising Dividends VIP Fund - Class 1	112,851	(48,828)	64,023
Franklin Rising Dividends VIP Fund - Class 4	630,982	(319,631)	311,351
Franklin Small Cap Value VIP Fund - Class 1	70,475	(10,777)	59,698
Franklin Small Cap Value VIP Fund - Class 4	398,839	(184,600)	214,239
Franklin Small-Mid Cap Growth VIP Fund - Class 1	17,862	(5,662)	12,200
Franklin Small-Mid Cap Growth VIP Fund - Class 4	158,103	(102,503)	55,600
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	62,001	(3,612)	58,389
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,278,403	(912,946)	365,457
Goldman Sachs VIT Large Cap Value Fund - Service Shares	62,999	(683,251)	(620,252)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	97,142	(35,770)	61,372
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	22,759	(35,852)	(13,093)
Guggenheim VT Long Short Equity	197,174	(193,903)	3,271
Guggenheim VT Multi-Hedge Strategies	564,171	(325,841)	238,330
Hartford Capital Appreciation HLS Fund - Class IA	7	(199)	(192)
Hartford Capital Appreciation HLS Fund - Class IC	50,067	(134,661)	(84,594)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	14,382	(14,516)	(134)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	150,296	(204,074)	(53,778)
Invesco V.I. American Franchise Fund - Series I Shares	2,531	(16,392)	(13,861)
Invesco V.I. American Franchise Fund - Series II Shares	487	(1,224)	(737)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	22	(6,759)	(6,737)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	32,072	(108,388)	(76,316)
Invesco V.I. Comstock Fund - Series I Shares	149,520	(47,757)	101,763
Invesco V.I. Comstock Fund - Series II Shares	1,732,379	(376,344)	1,356,035
Invesco V.I. Core Equity Fund - Series I Shares	10,111	(38,928)	(28,817)
Invesco V.I. Core Equity Fund - Series II Shares	1,775	(1,711)	64
Invesco V.I. Diversified Dividend Fund - Series I Shares	58,007	(18,234)	39,773
Invesco V.I. Diversified Dividend Fund - Series II Shares	441,353	(235,876)	205,477
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	217,275	(169,884)	47,391
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	1,450,279	(1,599,771)	(149,492)
Invesco V.I. Equity and Income Fund - Series I Shares	44,301	(12,802)	31,499
Invesco V.I. Equity and Income Fund - Series II Shares	999,500	(732,047)	267,453
Invesco V.I. EQV International Equity Fund - Series I Shares	83,931	(55,250)	28,681
Invesco V.I. EQV International Equity Fund - Series II Shares	311,034	(304,909)	6,125
Invesco V.I. Global Fund - Series II Shares	30,749	(15,960)	14,789
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	32,181	(17,988)	14,193
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	442,756	(283,144)	159,612
Janus Henderson Balanced Portfolio - Service Shares	19,058	(56,829)	(37,771)
Janus Henderson Enterprise Portfolio - Service Shares	1,166	(7,709)	(6,543)
Janus Henderson Global Research Portfolio - Service Shares	201	(2,504)	(2,303)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	104,953	(148,225)	(43,272)
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	2,986,116	(2,219,088)	767,028
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	13,530	(39,330)	(25,800)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	30	(361)	(331)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	6,984	(42,250)	(35,266)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	—	(4,172)	(4,172)
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	(35,908)	(35,908)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	(41,049)	(41,049)
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	137,657	(129,920)	7,737
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	61,825	(18,630)	43,195
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	43,473	—	43,473
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	84,949	(6,908)	78,041
Lincoln S&P 500 Buffer Fund Aug - Service Class	101,519	(14,430)	87,089
Lincoln S&P 500 Buffer Fund Feb - Service Class	172,253	(35,867)	136,386
Lincoln S&P 500 Buffer Fund May - Service Class	136,747	(43,903)	92,844
Lincoln S&P 500 Buffer Fund Nov - Service Class	158,066	(40,882)	117,184
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	380,746	(64)	380,682
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	96,927	(5,934)	90,993
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	274,319	(43,447)	230,872
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	244,155	(103,211)	140,944
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	602,146	(1,453,961)	(851,815)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	229,207	(250,242)	(21,035)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	9,325	(69,960)	(60,635)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,353,317	(962,412)	390,905
LVIP American Balanced Allocation Fund - Service Class	982,909	(495,697)	487,212
LVIP American Balanced Allocation Fund - Standard Class	97,523	(47,199)	50,324
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	367,728	(3,194,654)	(2,826,926)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	151,881	(203,161)	(51,280)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	33	(1,086)	(1,053)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	151,893	(634,263)	(482,370)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	—	(305)	(305)
LVIP American Global Growth Fund - Service Class II	923,089	(2,739,091)	(1,816,002)
LVIP American Global Small Capitalization Fund - Service Class II	367,828	(344,411)	23,417
LVIP American Growth Allocation Fund - Service Class	500,695	(789,883)	(289,188)
LVIP American Growth Allocation Fund - Standard Class	21,091	(8,626)	12,465
LVIP American Growth Fund - Service Class II	4,113,603	(1,280,090)	2,833,513
LVIP American Growth-Income Fund - Service Class II	2,191,414	(1,703,197)	488,217
LVIP American Income Allocation Fund - Standard Class	4,382	(5,462)	(1,080)
LVIP American International Fund - Service Class II	4,301,717	(1,196,324)	3,105,393
LVIP American Preservation Fund - Service Class	822,470	(1,007,685)	(185,215)
LVIP American Preservation Fund - Standard Class	3,727	(4,789)	(1,062)
LVIP Baron Growth Opportunities Fund - Service Class	1,180,972	(730,723)	450,249
LVIP Baron Growth Opportunities Fund - Standard Class	20,630	(31,478)	(10,848)
LVIP BlackRock Advantage Allocation Fund - Service Class	111,761	(996,591)	(884,830)
LVIP BlackRock Advantage Allocation Fund - Standard Class	33	(37,417)	(37,384)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	2,447,788	(8,534,677)	(6,086,889)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,728	(6,852)	(2,124)
LVIP BlackRock Global Allocation Fund - Service Class	52,546,657	(2,843,515)	49,703,142
LVIP BlackRock Global Allocation Fund - Standard Class	504,506	(15,708)	488,798
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	371,053	(5,829,815)	(5,458,762)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	130	(374)	(244)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	751,327	(2,552,364)	(1,801,037)
LVIP BlackRock Global Real Estate Fund - Service Class	750,460	(801,529)	(51,069)
LVIP BlackRock Global Real Estate Fund - Standard Class	47,902	(40,432)	7,470
LVIP BlackRock Inflation Protected Bond Fund - Service Class	7,376,888	(9,648,660)	(2,271,772)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,066,659	(971,934)	94,725
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	1,809,613	(2,839,145)	(1,029,532)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	4,071,025	(1,768,618)	2,302,407
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	18,751	(11,772)	6,979
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	3,941,335	(3,101,530)	839,805
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	62	(258)	(196)
LVIP Channing Small Cap Value Fund - Service Class	32,400	(168)	32,232
LVIP Channing Small Cap Value Fund - Standard Class	9,192	(8,765)	427
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	447,773	(2,414,788)	(1,967,015)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	189	(192)	(3)
LVIP Delaware Bond Fund - Service Class	6,255,180	(24,331,469)	(18,076,289)
LVIP Delaware Bond Fund - Standard Class	493,534	(664,525)	(170,991)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware Diversified Floating Rate Fund - Service Class	5,668,043	(11,669,984)	(6,001,941)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	523,485	(125,196)	398,289
LVIP Delaware Diversified Income Fund - Service Class	1,758,400	(13,395,169)	(11,636,769)
LVIP Delaware Diversified Income Fund - Standard Class	159,090	(193,846)	(34,756)
LVIP Delaware High Yield Fund - Service Class	258,310	(638,557)	(380,247)
LVIP Delaware High Yield Fund - Standard Class	92,920	(103,273)	(10,353)
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	1,178,745	(15,328,360)	(14,149,615)
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	65,748	(190,849)	(125,101)
LVIP Delaware Mid Cap Value Fund - Service Class	1,081,342	(603,665)	477,677
LVIP Delaware Mid Cap Value Fund - Standard Class	160,732	(21,024)	139,708
LVIP Delaware REIT Fund - Service Class	459,200	(716,215)	(257,015)
LVIP Delaware REIT Fund - Standard Class	58,979	(59,633)	(654)
LVIP Delaware SMID Cap Core Fund - Service Class	294,394	(554,474)	(260,080)
LVIP Delaware SMID Cap Core Fund - Standard Class	6,086	(26,660)	(20,574)
LVIP Delaware Social Awareness Fund - Service Class	153,823	(224,896)	(71,073)
LVIP Delaware Social Awareness Fund - Standard Class	18,759	(15,618)	3,141
LVIP Delaware U.S. Growth Fund - Service Class	533,353	(528,058)	5,295
LVIP Delaware U.S. Growth Fund - Standard Class	5,329	(14,545)	(9,216)
LVIP Delaware Value Fund - Service Class	693,416	(1,453,033)	(759,617)
LVIP Delaware Value Fund - Standard Class	8,819	(53,174)	(44,355)
LVIP Delaware Wealth Builder Fund - Service Class	175,039	(202,746)	(27,707)
LVIP Delaware Wealth Builder Fund - Standard Class	31,970	(42,108)	(10,138)
LVIP Dimensional International Core Equity Fund - Service Class	3,916,681	(1,064,002)	2,852,679
LVIP Dimensional International Core Equity Fund - Standard Class	261,838	(245,650)	16,188
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	3,525,921	(6,926,399)	(3,400,478)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	59,971	(66,470)	(6,499)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	892,546	(619,428)	273,118
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	131,694	(159,329)	(27,635)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,332,691	(573,921)	758,770
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	229,817	(136,259)	93,558
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	769,007	(3,320,712)	(2,551,705)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	97,465	(96,750)	715
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	777,349	(2,279,117)	(1,501,768)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	229	(2,837)	(2,608)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	1,110,645	(6,284,746)	(5,174,101)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	89,356	(1,795,535)	(1,706,179)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	4,167	(12,242)	(8,075)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2,162,040	(906,361)	1,255,679
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	10,580	(54,001)	(43,421)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	426,213	(5,556,515)	(5,130,302)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	56,972	(28,289)	28,683
LVIP Global Growth Allocation Managed Risk Fund - Service Class	11,021	(37,424,732)	(37,413,711)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	105,288	(151,019)	(45,731)
LVIP Global Income Fund - Service Class	763,834	(5,334,730)	(4,570,896)
LVIP Global Income Fund - Standard Class	35,035	(14,734)	20,301
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	147,292	(29,071,330)	(28,924,038)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	61,964	(84,761)	(22,797)
LVIP Government Money Market Fund - Service Class	47,631,184	(29,503,811)	18,127,373
LVIP Government Money Market Fund - Standard Class	4,366,363	(3,364,894)	1,001,469
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	1,190,057	(3,948,679)	(2,758,622)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	93	(810)	(717)
LVIP JPMorgan High Yield Fund - Service Class	2,008,905	(3,890,843)	(1,881,938)
LVIP JPMorgan High Yield Fund - Standard Class	196,479	(95,566)	100,913
LVIP JPMorgan Retirement Income Fund - Service Class	516,093	(254,884)	261,209
LVIP JPMorgan Retirement Income Fund - Standard Class	37	(399)	(362)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	271,215	(4,114,549)	(3,843,334)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	47	(2,133)	(2,086)
LVIP Loomis Sayles Global Growth Fund - Service Class	15,221	(44,082)	(28,861)
LVIP Loomis Sayles Global Growth Fund - Standard Class	1,072	(7,011)	(5,939)
LVIP MFS International Equity Managed Volatility Fund - Service Class	2,627,090	(2,801,169)	(174,079)
LVIP MFS International Growth Fund - Service Class	1,086,986	(1,491,545)	(404,559)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP MFS International Growth Fund - Standard Class	15,773	(19,571)	(3,798)
LVIP MFS Value Fund - Service Class	1,377,430	(4,882,281)	(3,504,851)
LVIP MFS Value Fund - Standard Class	87,088	(42,778)	44,310
LVIP Mondrian International Value Fund - Service Class	1,730,194	(2,217,402)	(487,208)
LVIP Mondrian International Value Fund - Standard Class	47,178	(57,240)	(10,062)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	394,650	(697,164)	(302,514)
LVIP PIMCO Low Duration Bond Fund - Service Class	14,688,347	(11,599,578)	3,088,769
LVIP PIMCO Low Duration Bond Fund - Standard Class	428,285	(300,515)	127,770
LVIP SSGA Bond Index Fund - Service Class	2,627,110	(8,009,724)	(5,382,614)
LVIP SSGA Bond Index Fund - Standard Class	260,469	(358,619)	(98,150)
LVIP SSGA Conservative Index Allocation Fund - Service Class	612,894	(977,312)	(364,418)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	38,341	(28,960)	9,381
LVIP SSGA Conservative Structured Allocation Fund - Service Class	666,373	(1,582,085)	(915,712)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	5,517	(4,303)	1,214
LVIP SSGA Developed International 150 Fund - Service Class	609,201	(1,273,123)	(663,922)
LVIP SSGA Developed International 150 Fund - Standard Class	51,375	(33,493)	17,882
LVIP SSGA Emerging Markets 100 Fund - Service Class	659,422	(1,639,731)	(980,309)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	79,246	(94,494)	(15,248)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	341,731	(208,048)	133,683
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	73,735	(47,665)	26,070
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	414,585	(4,458,027)	(4,043,442)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	48,329	(77,409)	(29,080)
LVIP SSGA International Index Fund - Service Class	985,656	(2,618,174)	(1,632,518)
LVIP SSGA International Index Fund - Standard Class	285,727	(146,817)	138,910
LVIP SSGA International Managed Volatility Fund - Service Class	1,707,676	(2,590,605)	(882,929)
LVIP SSGA International Managed Volatility Fund - Standard Class	454	(918)	(464)
LVIP SSGA Large Cap 100 Fund - Service Class	798,034	(1,493,767)	(695,733)
LVIP SSGA Large Cap 100 Fund - Standard Class	110,218	(131,496)	(21,278)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	1,491,067	(2,319,466)	(828,399)
LVIP SSGA Mid-Cap Index Fund - Service Class	981,169	(1,110,030)	(128,861)
LVIP SSGA Mid-Cap Index Fund - Standard Class	169,245	(81,432)	87,813
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,017,799	(1,690,152)	(672,353)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	61,643	(143,606)	(81,963)
LVIP SSGA Moderate Structured Allocation Fund - Service Class	301,685	(3,860,594)	(3,558,909)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	247	(18,153)	(17,906)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	668,792	(930,892)	(262,100)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	120,144	(1,607)	118,537
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	171,148	(2,033,684)	(1,862,536)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	102	(22,713)	(22,611)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	494,539	(477,143)	17,396
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	73,894	(70,571)	3,323
LVIP SSGA S&P 500 Index Fund - Service Class	4,040,533	(2,880,068)	1,160,465
LVIP SSGA S&P 500 Index Fund - Standard Class	861,340	(380,799)	480,541
LVIP SSGA Short-Term Bond Index Fund - Service Class	5,369,428	(2,520,029)	2,849,399
LVIP SSGA Short-Term Bond Index Fund - Standard Class	553,512	(368,627)	184,885
LVIP SSGA Small-Cap Index Fund - Service Class	1,504,480	(1,820,845)	(316,365)
LVIP SSGA Small-Cap Index Fund - Standard Class	274,497	(131,216)	143,281
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	388,156	(714,066)	(325,910)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	205,438	(214,013)	(8,575)
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	2,697,801	(2,674,017)	23,784
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	1,214	(1,635)	(421)
LVIP T. Rowe Price 2010 Fund - Service Class	5,333	(300,543)	(295,210)
LVIP T. Rowe Price 2020 Fund - Service Class	6,925	(58,223)	(51,298)
LVIP T. Rowe Price 2030 Fund - Service Class	24,092	(31,395)	(7,303)
LVIP T. Rowe Price 2040 Fund - Service Class	16,639	(26,235)	(9,596)
LVIP T. Rowe Price Growth Stock Fund - Service Class	1,148,328	(884,727)	263,601
LVIP T. Rowe Price Growth Stock Fund - Standard Class	60,818	(57,524)	3,294
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	793,757	(604,001)	189,756
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	23,026	(9,426)	13,600
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	2,251,518	(1,111,523)	1,139,995
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	24,613	(23,249)	1,364

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	6,003,921	(4,674,718)	1,329,203
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	36,389	(35,620)	769
LVIP Vanguard Bond Allocation Fund - Service Class	4,803,882	(7,565,606)	(2,761,724)
LVIP Vanguard Bond Allocation Fund - Standard Class	569,014	(631,694)	(62,680)
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,776,567	(1,369,943)	406,624
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	97,335	(105,362)	(8,027)
LVIP Vanguard International Equity ETF Fund - Service Class	2,030,139	(1,100,281)	929,858
LVIP Vanguard International Equity ETF Fund - Standard Class	246,850	(144,893)	101,957
LVIP Wellington Capital Growth Fund - Service Class	888,950	(802,530)	86,420
LVIP Wellington Capital Growth Fund - Standard Class	40,773	(98,932)	(58,159)
LVIP Wellington SMID Cap Value Fund - Service Class	605,023	(998,450)	(393,427)
LVIP Wellington SMID Cap Value Fund - Standard Class	10,347	(18,295)	(7,948)
LVIP Western Asset Core Bond Fund - Service Class	2,659,779	(4,254,824)	(1,595,045)
LVIP Western Asset Core Bond Fund - Standard Class	357,628	(206,425)	151,203
MFS® VIT Growth Series - Initial Class	11,475	(22,906)	(11,431)
MFS® VIT Growth Series - Service Class	800,908	(513,316)	287,592
MFS® VIT Total Return Series - Initial Class	30,863	(52,109)	(21,246)
MFS® VIT Total Return Series - Service Class	889,765	(857,861)	31,904
MFS® VIT Utilities Series - Initial Class	32,385	(39,188)	(6,803)
MFS® VIT Utilities Series - Service Class	896,548	(706,811)	189,737
MFS® VIT II Core Equity Portfolio - Service Class	1,122	(6,637)	(5,515)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	40,134	(20,311)	19,823
MFS® VIT II International Intrinsic Value Portfolio - Service Class	275,765	(324,809)	(49,044)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	97,050	(47,753)	49,297
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	313,838	(184,109)	129,729
Morgan Stanley VIF Growth Portfolio - Class II	22,829	(13,778)	9,051
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	10,987	(74,259)	(63,272)
PIMCO VIT All Asset Portfolio - Advisor Class	47,331	(84,377)	(37,046)
PIMCO VIT All Asset Portfolio - Institutional Class	749	(9,420)	(8,671)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,041,350	(730,466)	310,884
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	13,373	(10,406)	2,967
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	44,102	(119,777)	(75,675)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	2,287	(2,835)	(548)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	9,473	(42,956)	(33,483)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,391	(2,316)	75
Putnam VT George Putnam Balanced Fund - Class IA	46,178	(2,952)	43,226
Putnam VT George Putnam Balanced Fund - Class IB	845,338	(848,861)	(3,523)
Putnam VT Global Health Care Fund - Class IA	59,148	(53,997)	5,151
Putnam VT Global Health Care Fund - Class IB	359,849	(324,216)	35,633
Putnam VT Income Fund - Class IA	5,481	(56,875)	(51,394)
Putnam VT Income Fund - Class IB	210,455	(211,551)	(1,096)
Putnam VT Large Cap Value Fund - Class IA	332,737	(71,373)	261,364
Putnam VT Large Cap Value Fund - Class IB	5,211,641	(731,131)	4,480,510
Putnam VT Multi-Asset Absolute Return Fund - Class IA	39,838	(35,382)	4,456
Putnam VT Multi-Asset Absolute Return Fund - Class IB	95,636	(53,875)	41,761
Putnam VT Sustainable Future Fund - Class IB	4,038	(58)	3,980
Putnam VT Sustainable Leaders Fund - Class IB	594	(7)	587
Templeton Foreign VIP Fund - Class 1	23,183	(21,467)	1,716
Templeton Foreign VIP Fund - Class 4	104,853	(110,348)	(5,495)
Templeton Global Bond VIP Fund - Class 1	92,625	(93,498)	(873)
Templeton Global Bond VIP Fund - Class 2	241,046	(2,627,580)	(2,386,534)
Templeton Global Bond VIP Fund - Class 4	73,890	(578,316)	(504,426)
Templeton Growth VIP Fund - Class 2	95,762	(221,169)	(125,407)
TOPS® Balanced ETF Portfolio - Service Class Shares	15,781	(251)	15,530
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	—	(64,847)	(64,847)
VanEck VIP Global Resources Fund - Class S Shares	1,109,747	(627,788)	481,959
VanEck VIP Global Resources Fund - Initial Class Shares	56,630	(40,034)	16,596
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	235,314	(226,746)	8,568
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	46,057	(4,061)	41,996

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2021, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS International Value Portfolio - Class B	—	(120)	(120)
AB VPS Large Cap Growth Portfolio - Class B	6,786	(62,168)	(55,382)
AB VPS Small/Mid Cap Value Portfolio - Class A	14,643	(45,593)	(30,950)
AB VPS Small/Mid Cap Value Portfolio - Class B	1,250,189	(1,093,489)	156,700
AB VPS Sustainable Global Thematic Portfolio - Class B	260,691	(308,047)	(47,356)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	25,003	(36,521)	(11,518)
ALPS/Alerian Energy Infrastructure Portfolio - Class III	3,304,420	(2,148,449)	1,155,971
ALPS/Red Rocks Global Opportunity Portfolio - Class I	1,141	(3,530)	(2,389)
ALPS/Red Rocks Global Opportunity Portfolio - Class III	166,212	(190,283)	(24,071)
American Century VP Balanced Fund - Class I	18,839	(20,549)	(1,710)
American Century VP Balanced Fund - Class II	1,022,507	(746,613)	275,894
American Century VP Inflation Protection Fund - Class II	—	(128)	(128)
American Century VP Large Company Value Fund - Class I	92,386	(82,320)	10,066
American Century VP Large Company Value Fund - Class II	1,410,864	(389,727)	1,021,137
American Funds Asset Allocation Fund - Class 1	24,179	(90,575)	(66,396)
American Funds Asset Allocation Fund - Class 1A	552,459	(109,517)	442,942
American Funds Asset Allocation Fund - Class 4	4,613,333	(1,400,159)	3,213,174
American Funds Capital Income Builder® - Class 1	5,060	(8,513)	(3,453)
American Funds Capital Income Builder® - Class 1A	177,788	(31,509)	146,279
American Funds Capital Income Builder® - Class 4	703,940	(382,901)	321,039
American Funds Capital World Bond Fund - Class 1	32,981	(22,030)	10,951
American Funds Capital World Bond Fund - Class 1A	97,350	(21,721)	75,629
American Funds Capital World Growth and Income Fund - Class 1	991	(4,302)	(3,311)
American Funds Capital World Growth and Income Fund - Class 1A	202,190	(34,982)	167,208
American Funds Global Balanced Fund - Class 1	327	(27,485)	(27,158)
American Funds Global Balanced Fund - Class 1A	61,565	(15,518)	46,047
American Funds Global Growth Fund - Class 1	4,477	(7,718)	(3,241)
American Funds Global Growth Fund - Class 1A	294,297	(108,560)	185,737
American Funds Global Growth Fund - Class 2	105,375	(1,082,005)	(976,630)
American Funds Global Growth Fund - Class 4	1,625,180	(356,489)	1,268,691
American Funds Global Small Capitalization Fund - Class 1	2,332	(4,468)	(2,136)
American Funds Global Small Capitalization Fund - Class 1A	202,769	(7,027)	195,742
American Funds Global Small Capitalization Fund - Class 2	204,395	(1,917,807)	(1,713,412)
American Funds Global Small Capitalization Fund - Class 4	656,089	(126,371)	529,718
American Funds Growth Fund - Class 1	11,138	(52,700)	(41,562)
American Funds Growth Fund - Class 1A	833,307	(173,861)	659,446
American Funds Growth Fund - Class 2	74,182	(4,748,586)	(4,674,404)
American Funds Growth Fund - Class 4	4,690,065	(625,694)	4,064,371
American Funds Growth-Income Fund - Class 1	765	(20,574)	(19,809)
American Funds Growth-Income Fund - Class 1A	738,124	(127,648)	610,476
American Funds Growth-Income Fund - Class 2	208,771	(7,846,753)	(7,637,982)
American Funds Growth-Income Fund - Class 4	3,819,178	(677,290)	3,141,888
American Funds High-Income Trust - Class 1	7,041	(5,777)	1,264
American Funds High-Income Trust - Class 1A	70,698	(41,761)	28,937
American Funds International Fund - Class 1	10,006	(18,576)	(8,570)
American Funds International Fund - Class 1A	292,859	(154,895)	137,964
American Funds International Fund - Class 2	621,892	(2,910,071)	(2,288,179)
American Funds International Fund - Class 4	1,130,581	(346,785)	783,796
American Funds International Growth and Income Fund - Class 1	3,628	(27,486)	(23,858)
American Funds International Growth and Income Fund - Class 1A	151,130	(37,865)	113,265
American Funds Managed Risk Asset Allocation Fund - Class P1	101,659	(18,278)	83,381
American Funds Managed Risk Asset Allocation Fund - Class P2	304,444	(1,020,029)	(715,585)
American Funds Managed Risk Growth Fund - Class P1	94,147	(95,950)	(1,803)
American Funds Managed Risk Growth-Income Fund - Class P1	35,130	(9,932)	25,198
American Funds Managed Risk International Fund - Class P1	65,630	(38,753)	26,877
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	70,812	(24,243)	46,569
American Funds Mortgage Fund - Class 1	7,664	(3,990)	3,674
American Funds Mortgage Fund - Class 1A	135,026	(38,706)	96,320
American Funds Mortgage Fund - Class 4	172,397	(133,593)	38,804

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds New World Fund® - Class 1	12,313	(43,778)	(31,465)
American Funds New World Fund® - Class 1A	279,330	(62,048)	217,282
American Funds New World Fund® - Class 4	987,326	(283,353)	703,973
American Funds The Bond Fund of America - Class 1	80,351	(30,200)	50,151
American Funds The Bond Fund of America - Class 1A	426,356	(148,598)	277,758
American Funds U.S. Government Securities Fund - Class 1	56,846	(54,361)	2,485
American Funds U.S. Government Securities Fund - Class 1A	375,051	(277,707)	97,344
American Funds Washington Mutual Investors Fund - Class 1	702	(18,251)	(17,549)
American Funds Washington Mutual Investors Fund - Class 1A	487,291	(188,392)	298,899
American Funds Washington Mutual Investors Fund - Class 4	1,803,869	(401,026)	1,402,843
BlackRock Global Allocation V.I. Fund - Class I	68,913	(19,423)	49,490
BlackRock Global Allocation V.I. Fund - Class III	1,515,530	(3,930,651)	(2,415,121)
ClearBridge Variable Aggressive Growth Portfolio - Class I	15,580	(997)	14,583
ClearBridge Variable Aggressive Growth Portfolio - Class II	377,150	(403,662)	(26,512)
ClearBridge Variable Large Cap Growth Portfolio - Class I	168,730	(73,543)	95,187
ClearBridge Variable Large Cap Growth Portfolio - Class II	1,583,692	(2,455,223)	(871,531)
ClearBridge Variable Mid Cap Portfolio - Class I	39,712	(10,526)	29,186
ClearBridge Variable Mid Cap Portfolio - Class II	521,033	(288,797)	232,236
Columbia VP Commodity Strategy Fund - Class 1	115,897	(64,200)	51,697
Columbia VP Commodity Strategy Fund - Class 2	472,767	(54,788)	417,979
Columbia VP Emerging Markets Bond Fund - Class 1	39,835	(6,954)	32,881
Columbia VP Emerging Markets Bond Fund - Class 2	213,840	(41,497)	172,343
Columbia VP Strategic Income Fund - Class 1	142,945	(52,949)	89,996
Columbia VP Strategic Income Fund - Class 2	652,254	(130,074)	522,180
Delaware Ivy VIP Asset Strategy Portfolio - Class I	58,262	(1,463)	56,799
Delaware Ivy VIP Asset Strategy Portfolio - Class II	74,318	(141,929)	(67,611)
Delaware Ivy VIP Energy Portfolio - Class I	23,825	(17,185)	6,640
Delaware Ivy VIP Energy Portfolio - Class II	1,509,993	(1,352,591)	157,402
Delaware Ivy VIP High Income Portfolio - Class I	59,471	(16,048)	43,423
Delaware Ivy VIP High Income Portfolio - Class II	425,784	(701,398)	(275,614)
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	79,567	(67,281)	12,286
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	466,523	(166,714)	299,809
Delaware Ivy VIP Science and Technology Portfolio - Class I	66,394	(76,273)	(9,879)
Delaware Ivy VIP Science and Technology Portfolio - Class II	622,170	(387,620)	234,550
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	17,634	(1,890)	15,744
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	301,778	(92,566)	209,212
Delaware VIP® Emerging Markets Series - Service Class	1,145,066	(978,995)	166,071
Delaware VIP® Emerging Markets Series - Standard Class	40,180	(22,330)	17,850
Delaware VIP® International Series - Standard Class	28	(117)	(89)
Delaware VIP® Small Cap Value Series - Service Class	860,904	(2,488,757)	(1,627,853)
Delaware VIP® Small Cap Value Series - Standard Class	25,008	(28,031)	(3,023)
DWS Alternative Asset Allocation VIP Portfolio - Class A	20,337	(15,240)	5,097
DWS Alternative Asset Allocation VIP Portfolio - Class B	367,570	(430,716)	(63,146)
DWS Equity 500 Index VIP Portfolio - Class A	6,589	(29,698)	(23,109)
DWS Small Cap Index VIP Portfolio - Class A	3,871	(12,347)	(8,476)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	169,724	(101,009)	68,715
Eaton Vance VT Floating-Rate Income Fund - Initial Class	936,317	(693,186)	243,131
Fidelity® VIP Balanced Portfolio - Initial Class	406,626	(21,834)	384,792
Fidelity® VIP Balanced Portfolio - Service Class 2	6,437,450	(801,366)	5,636,084
Fidelity® VIP Contrafund® Portfolio - Initial Class	90,612	(113,246)	(22,634)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,092,181	(2,905,919)	(1,813,738)
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	607	(6,551)	(5,944)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	299,201	(151,356)	147,845
Fidelity® VIP Growth Portfolio - Initial Class	67,155	(26,894)	40,261
Fidelity® VIP Growth Portfolio - Service Class 2	971,462	(759,097)	212,365
Fidelity® VIP Mid Cap Portfolio - Initial Class	46,380	(23,552)	22,828
Fidelity® VIP Mid Cap Portfolio - Service Class 2	650,695	(2,551,967)	(1,901,272)
Fidelity® VIP Strategic Income Portfolio - Initial Class	180,685	(40,165)	140,520
Fidelity® VIP Strategic Income Portfolio - Service Class 2	934,538	(166,354)	768,184
First Trust Capital Strength Portfolio - Class I	3,044,465	(385,592)	2,658,873
First Trust Capital Strength Portfolio - Class II	42,809	(7,784)	35,025
First Trust Dorsey Wright Tactical Core Portfolio - Class I	184,343	(101,940)	82,403

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	48,384	(1,503)	46,881
First Trust International Developed Capital Strength Portfolio - Class I	130,781	(37,149)	93,632
First Trust International Developed Capital Strength Portfolio - Class II	7,643	(186)	7,457
First Trust Multi Income Allocation Portfolio - Class I	211,218	(73,988)	137,230
First Trust Multi Income Allocation Portfolio - Class II	3,439	(7)	3,432
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	1,636,993	(1,360,857)	276,136
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	12,164	(8,198)	3,966
Franklin Allocation VIP Fund - Class 4	333,834	(71,687)	262,147
Franklin Income VIP Fund - Class 1	15,372	(1,151)	14,221
Franklin Income VIP Fund - Class 2	565,631	(3,706,401)	(3,140,770)
Franklin Income VIP Fund - Class 4	2,804,040	(2,022,022)	782,018
Franklin Multi-Asset Variable Conservative Growth - Class I	6,908	(218)	6,690
Franklin Multi-Asset Variable Conservative Growth - Class II	416,036	(160,273)	255,763
Franklin Mutual Shares VIP Fund - Class 1	528	(2,086)	(1,558)
Franklin Mutual Shares VIP Fund - Class 2	239,256	(6,727,381)	(6,488,125)
Franklin Mutual Shares VIP Fund - Class 4	436,025	(338,113)	97,912
Franklin Rising Dividends VIP Fund - Class 1	58,388	(34,589)	23,799
Franklin Rising Dividends VIP Fund - Class 4	745,882	(237,122)	508,760
Franklin Small Cap Value VIP Fund - Class 1	66,453	(17,979)	48,474
Franklin Small Cap Value VIP Fund - Class 4	505,918	(148,782)	357,136
Franklin Small-Mid Cap Growth VIP Fund - Class 1	33,894	(32,956)	938
Franklin Small-Mid Cap Growth VIP Fund - Class 4	231,286	(169,366)	61,920
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	1,814	(549)	1,265
Goldman Sachs VIT Government Money Market Fund - Service Shares	490,309	(1,565,609)	(1,075,300)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	4,247	(1,004,695)	(1,000,448)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	50,403	(28,933)	21,470
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	129,607	(51,692)	77,915
Guggenheim VT Long Short Equity	197,369	(76,064)	121,305
Guggenheim VT Multi-Hedge Strategies	298,345	(144,247)	154,098
Hartford Capital Appreciation HLS Fund - Class IA	7	—	7
Hartford Capital Appreciation HLS Fund - Class IC	94,629	(119,973)	(25,344)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	37,085	(15,819)	21,266
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	192,839	(185,064)	7,775
Invesco V.I. American Franchise Fund - Series I Shares	743	(26,988)	(26,245)
Invesco V.I. American Franchise Fund - Series II Shares	1,280	(48,844)	(47,564)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	18	(4,378)	(4,360)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	65,289	(92,871)	(27,582)
Invesco V.I. Comstock Fund - Series I Shares	13,283	(14,207)	(924)
Invesco V.I. Comstock Fund - Series II Shares	406,301	(156,772)	249,529
Invesco V.I. Core Equity Fund - Series I Shares	3,725	(27,192)	(23,467)
Invesco V.I. Core Equity Fund - Series II Shares	37	(9,466)	(9,429)
Invesco V.I. Diversified Dividend Fund - Series I Shares	2,933	(11,092)	(8,159)
Invesco V.I. Diversified Dividend Fund - Series II Shares	269,307	(151,984)	117,323
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	153,272	(102,255)	51,017
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2,264,213	(1,254,887)	1,009,326
Invesco V.I. Equity and Income Fund - Series I Shares	24,437	(229)	24,208
Invesco V.I. Equity and Income Fund - Series II Shares	120,033	(147,388)	(27,355)
Invesco V.I. EQV International Equity Fund - Series I Shares	25,730	(26,419)	(689)
Invesco V.I. EQV International Equity Fund - Series II Shares	461,323	(231,016)	230,307
Invesco V.I. Global Fund - Series II Shares	3,613	(39,103)	(35,490)
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	34,591	(61,914)	(27,323)
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	343,792	(128,977)	214,815
Janus Henderson Balanced Portfolio - Service Shares	9,862	(41,695)	(31,833)
Janus Henderson Enterprise Portfolio - Service Shares	921	(37,552)	(36,631)
Janus Henderson Global Research Portfolio - Service Shares	264	(1,263)	(999)
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	287,131	(154,048)	133,083
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	3,267,829	(3,397,524)	(129,695)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	32,798	(48,042)	(15,244)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	3,719	(1,855)	1,864
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	41,081	(41,865)	(784)
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	—	(206)	(206)
Lincoln iShares® Global Growth Allocation Fund - Standard Class	—	(9,499)	(9,499)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	—	(11,039)	(11,039)
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	38,843	—	38,843
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	2,389	—	2,389
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	12,010	(1,266)	10,744
Lincoln S&P 500 Buffer Fund Aug - Service Class	33,614	—	33,614
Lincoln S&P 500 Buffer Fund May - Service Class	18,855	—	18,855
Lincoln S&P 500 Buffer Fund Nov - Service Class	2,690	—	2,690
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	6,570	—	6,570
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	10,034	—	10,034
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2,201,464	(569,781)	1,631,683
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	552,556	(374,287)	178,269
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	1,585	(85,175)	(83,590)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	1,539,004	(1,111,086)	427,918
LVIP American Balanced Allocation Fund - Service Class	1,566,789	(542,868)	1,023,921
LVIP American Balanced Allocation Fund - Standard Class	63,559	(47,837)	15,722
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	591,560	(3,140,743)	(2,549,183)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	186,274	(289,396)	(103,122)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	19	(1,327)	(1,308)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	323,410	(550,010)	(226,600)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	4,395	(4,964)	(569)
LVIP American Global Growth Fund - Service Class II	1,655,314	(997,166)	658,148
LVIP American Global Small Capitalization Fund - Service Class II	270,370	(451,732)	(181,362)
LVIP American Growth Allocation Fund - Service Class	1,322,180	(339,957)	982,223
LVIP American Growth Allocation Fund - Standard Class	109,502	(6,376)	103,126
LVIP American Growth Fund - Service Class II	3,291,035	(1,471,981)	1,819,054
LVIP American Growth-Income Fund - Service Class II	2,472,904	(1,566,329)	906,575
LVIP American Income Allocation Fund - Standard Class	12,007	(600)	11,407
LVIP American International Fund - Service Class II	1,478,992	(882,863)	596,129
LVIP American Preservation Fund - Service Class	801,265	(1,407,934)	(606,669)
LVIP American Preservation Fund - Standard Class	2,110	(35,051)	(32,941)
LVIP Baron Growth Opportunities Fund - Service Class	1,187,824	(1,057,252)	130,572
LVIP Baron Growth Opportunities Fund - Standard Class	15,951	(8,175)	7,776
LVIP BlackRock Advantage Allocation Fund - Service Class	187,243	(102,679)	84,564
LVIP BlackRock Advantage Allocation Fund - Standard Class	98	(365)	(267)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,457,649	(10,985,523)	(9,527,874)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,920	(17,008)	(12,088)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	908,457	(5,010,768)	(4,102,311)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	138	(277)	(139)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	1,414,112	(3,637,637)	(2,223,525)
LVIP BlackRock Global Real Estate Fund - Service Class	490,864	(1,372,036)	(881,172)
LVIP BlackRock Global Real Estate Fund - Standard Class	59,886	(32,729)	27,157
LVIP BlackRock Inflation Protected Bond Fund - Service Class	14,392,272	(1,870,336)	12,521,936
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	863,666	(186,170)	677,496
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	2,002,393	(3,758,830)	(1,756,437)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,690,385	(4,636,615)	(2,946,230)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	6,698	(16,579)	(9,881)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	2,512,108	(4,553,709)	(2,041,601)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	3	(129)	(126)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	254,321	(3,934,839)	(3,680,518)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	13	(447)	(434)
LVIP Delaware Bond Fund - Service Class	32,813,973	(3,630,336)	29,183,637
LVIP Delaware Bond Fund - Standard Class	379,903	(344,632)	35,271
LVIP Delaware Diversified Floating Rate Fund - Service Class	7,763,604	(2,831,178)	4,932,426
LVIP Delaware Diversified Floating Rate Fund - Standard Class	103,811	(65,607)	38,204
LVIP Delaware Diversified Income Fund - Service Class	13,314,359	(3,738,616)	9,575,743
LVIP Delaware Diversified Income Fund - Standard Class	330,306	(113,230)	217,076
LVIP Delaware High Yield Fund - Service Class	544,814	(755,635)	(210,821)
LVIP Delaware High Yield Fund - Standard Class	19,880	(10,330)	9,550
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	7,968,385	(5,569,762)	2,398,623
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	255,808	(130,677)	125,131
LVIP Delaware Mid Cap Value Fund - Service Class	503,974	(923,900)	(419,926)
LVIP Delaware Mid Cap Value Fund - Standard Class	31,400	(505)	30,895

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware REIT Fund - Service Class	347,696	(1,108,567)	(760,871)
LVIP Delaware REIT Fund - Standard Class	93,119	(43,158)	49,961
LVIP Delaware SMID Cap Core Fund - Service Class	273,845	(699,965)	(426,120)
LVIP Delaware SMID Cap Core Fund - Standard Class	17,791	(34,325)	(16,534)
LVIP Delaware Social Awareness Fund - Service Class	188,068	(178,845)	9,223
LVIP Delaware Social Awareness Fund - Standard Class	4,236	(19,897)	(15,661)
LVIP Delaware U.S. Growth Fund - Service Class	198,048	(1,326,773)	(1,128,725)
LVIP Delaware U.S. Growth Fund - Standard Class	17,295	(7,990)	9,305
LVIP Delaware Value Fund - Service Class	310,210	(1,624,466)	(1,314,256)
LVIP Delaware Value Fund - Standard Class	13,590	(106,062)	(92,472)
LVIP Delaware Wealth Builder Fund - Service Class	220,731	(246,374)	(25,643)
LVIP Delaware Wealth Builder Fund - Standard Class	2,755	(18,445)	(15,690)
LVIP Dimensional International Core Equity Fund - Service Class	1,627,040	(563,562)	1,063,478
LVIP Dimensional International Core Equity Fund - Standard Class	347,123	(243,450)	103,673
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	1,900,134	(5,752,662)	(3,852,528)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	86,129	(71,651)	14,478
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	1,381,825	(970,024)	411,801
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	512,906	(218,812)	294,094
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,289,878	(835,814)	454,064
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	231,090	(130,984)	100,106
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	385,153	(6,461,416)	(6,076,263)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	110,498	(67,749)	42,749
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	1,012,837	(3,793,847)	(2,781,010)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	—	(539)	(539)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	726,859	(7,928,749)	(7,201,890)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(3,739)	(3,739)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	257,088	(172,786)	84,302
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	27	(5,496)	(5,469)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	4,978,610	(722,588)	4,256,022
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	45,623	(12,253)	33,370
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	643,575	(6,139,165)	(5,495,590)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	35,220	(612)	34,608
LVIP Global Growth Allocation Managed Risk Fund - Service Class	166,175	(44,336,659)	(44,170,484)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	178,109	(49,678)	128,431
LVIP Global Income Fund - Service Class	4,036,754	(1,544,333)	2,492,421
LVIP Global Income Fund - Standard Class	12,056	(7,894)	4,162
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	628,496	(30,836,951)	(30,208,455)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	56,274	(15,998)	40,276
LVIP Government Money Market Fund - Service Class	33,788,234	(35,292,053)	(1,503,819)
LVIP Government Money Market Fund - Standard Class	3,208,571	(4,141,496)	(932,925)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	158,890	(4,937,912)	(4,779,022)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	70	(690)	(620)
LVIP JPMorgan High Yield Fund - Service Class	3,507,957	(2,421,565)	1,086,392
LVIP JPMorgan High Yield Fund - Standard Class	256,878	(101,078)	155,800
LVIP JPMorgan Retirement Income Fund - Service Class	518,452	(452,757)	65,695
LVIP JPMorgan Retirement Income Fund - Standard Class	1,695	(13,243)	(11,548)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	336,908	(7,116,655)	(6,779,747)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,813	(7,057)	(4,244)
LVIP Loomis Sayles Global Growth Fund - Service Class	106,070	(122,523)	(16,453)
LVIP Loomis Sayles Global Growth Fund - Standard Class	16,275	(2,999)	13,276
LVIP MFS International Equity Managed Volatility Fund - Service Class	1,803,504	(2,188,114)	(384,610)
LVIP MFS International Growth Fund - Service Class	1,363,816	(882,217)	481,599
LVIP MFS International Growth Fund - Standard Class	34,341	(10,390)	23,951
LVIP MFS Value Fund - Service Class	1,815,316	(4,858,057)	(3,042,741)
LVIP MFS Value Fund - Standard Class	129,378	(28,735)	100,643
LVIP Mondrian International Value Fund - Service Class	572,925	(2,218,118)	(1,645,193)
LVIP Mondrian International Value Fund - Standard Class	15,029	(66,352)	(51,323)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	1,290,200	(526,081)	764,119
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	44,387	(44,387)	—
LVIP PIMCO Low Duration Bond Fund - Service Class	19,084,538	(8,192,039)	10,892,499
LVIP PIMCO Low Duration Bond Fund - Standard Class	569,525	(450,339)	119,186
LVIP SSGA Bond Index Fund - Service Class	7,296,714	(4,170,166)	3,126,548

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Bond Index Fund - Standard Class	579,618	(278,602)	301,016
LVIP SSGA Conservative Index Allocation Fund - Service Class	882,193	(882,138)	55
LVIP SSGA Conservative Index Allocation Fund - Standard Class	199,286	(54,388)	144,898
LVIP SSGA Conservative Structured Allocation Fund - Service Class	662,310	(1,190,061)	(527,751)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	28,420	(2,227)	26,193
LVIP SSGA Developed International 150 Fund - Service Class	618,294	(1,720,903)	(1,102,609)
LVIP SSGA Developed International 150 Fund - Standard Class	29,638	(36,560)	(6,922)
LVIP SSGA Emerging Markets 100 Fund - Service Class	477,453	(1,761,007)	(1,283,554)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	155,249	(77,324)	77,925
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	718,495	(137,210)	581,285
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	113,987	(27,618)	86,369
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	233,690	(4,938,494)	(4,704,804)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	181,802	(65,163)	116,639
LVIP SSGA International Index Fund - Service Class	962,304	(2,135,504)	(1,173,200)
LVIP SSGA International Index Fund - Standard Class	356,353	(156,767)	199,586
LVIP SSGA International Managed Volatility Fund - Service Class	481,364	(3,399,724)	(2,918,360)
LVIP SSGA International Managed Volatility Fund - Standard Class	1,488	(2,040)	(552)
LVIP SSGA Large Cap 100 Fund - Service Class	1,432,791	(2,754,378)	(1,321,587)
LVIP SSGA Large Cap 100 Fund - Standard Class	206,306	(120,187)	86,119
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	919,377	(4,686,062)	(3,766,685)
LVIP SSGA Mid-Cap Index Fund - Service Class	1,989,598	(717,150)	1,272,448
LVIP SSGA Mid-Cap Index Fund - Standard Class	302,477	(95,701)	206,776
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,385,072	(1,301,983)	83,089
LVIP SSGA Moderate Index Allocation Fund - Standard Class	166,635	(34,176)	132,459
LVIP SSGA Moderate Structured Allocation Fund - Service Class	330,157	(4,072,262)	(3,742,105)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	37,419	(20,658)	16,761
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,120,819	(1,030,444)	90,375
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	15,666	(26,705)	(11,039)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	553,618	(2,504,922)	(1,951,304)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	20,665	(21,247)	(582)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	1,059,737	(284,185)	775,552
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	50,712	(8,391)	42,321
LVIP SSGA S&P 500 Index Fund - Service Class	4,135,473	(3,918,694)	216,779
LVIP SSGA S&P 500 Index Fund - Standard Class	889,738	(351,990)	537,748
LVIP SSGA Short-Term Bond Index Fund - Service Class	5,560,448	(3,868,340)	1,692,108
LVIP SSGA Short-Term Bond Index Fund - Standard Class	450,727	(415,436)	35,291
LVIP SSGA Small-Cap Index Fund - Service Class	1,910,737	(2,622,877)	(712,140)
LVIP SSGA Small-Cap Index Fund - Standard Class	274,573	(137,453)	137,120
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	1,064,970	(1,420,311)	(355,341)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	216,667	(131,085)	85,582
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	3,028,114	(5,637,310)	(2,609,196)
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	55	(523)	(468)
LVIP T. Rowe Price 2010 Fund - Service Class	26,331	(64,950)	(38,619)
LVIP T. Rowe Price 2020 Fund - Service Class	77,349	(113,014)	(35,665)
LVIP T. Rowe Price 2030 Fund - Service Class	22,940	(31,191)	(8,251)
LVIP T. Rowe Price 2040 Fund - Service Class	8,592	(24,170)	(15,578)
LVIP T. Rowe Price Growth Stock Fund - Service Class	618,497	(1,182,647)	(564,150)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	78,615	(40,921)	37,694
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	759,555	(652,269)	107,286
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	9,326	(48,156)	(38,830)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	3,181,170	(720,575)	2,460,595
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	25,104	(7,131)	17,973
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	5,658,202	(4,185,563)	1,472,639
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	69,594	(14,515)	55,079
LVIP Vanguard Bond Allocation Fund - Service Class	12,695,746	(1,171,276)	11,524,470
LVIP Vanguard Bond Allocation Fund - Standard Class	1,677,016	(294,488)	1,382,528
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,515,190	(1,061,619)	453,571
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	427,542	(87,341)	340,201
LVIP Vanguard International Equity ETF Fund - Service Class	2,913,856	(833,487)	2,080,369
LVIP Vanguard International Equity ETF Fund - Standard Class	617,745	(86,602)	531,143
LVIP Wellington Capital Growth Fund - Service Class	333,391	(1,689,648)	(1,356,257)
LVIP Wellington Capital Growth Fund - Standard Class	54,831	(23,570)	31,261

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Wellington SMID Cap Value Fund - Service Class	551,563	(938,080)	(386,517)
LVIP Wellington SMID Cap Value Fund - Standard Class	39,653	(13,832)	25,821
LVIP Western Asset Core Bond Fund - Service Class	10,133,488	(1,130,453)	9,003,035
LVIP Western Asset Core Bond Fund - Standard Class	656,241	(141,076)	515,165
MFS® VIT Growth Series - Initial Class	8,370	(16,181)	(7,811)
MFS® VIT Growth Series - Service Class	480,815	(893,856)	(413,041)
MFS® VIT Total Return Series - Initial Class	27,935	(20,299)	7,636
MFS® VIT Total Return Series - Service Class	744,178	(397,185)	346,993
MFS® VIT Utilities Series - Initial Class	25,361	(30,583)	(5,222)
MFS® VIT Utilities Series - Service Class	253,603	(671,381)	(417,778)
MFS® VIT II Core Equity Portfolio - Service Class	1,012	(42,343)	(41,331)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	34,352	(16,126)	18,226
MFS® VIT II International Intrinsic Value Portfolio - Service Class	572,892	(168,435)	404,457
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	17,406	(1,411)	15,995
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	196,394	(190,421)	5,973
Morgan Stanley VIF Growth Portfolio - Class II	13,608	(21,323)	(7,715)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	12,655	(112,047)	(99,392)
PIMCO VIT All Asset Portfolio - Advisor Class	221,592	(41,427)	180,165
PIMCO VIT All Asset Portfolio - Institutional Class	11,903	(590)	11,313
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	367,214	(299,654)	67,560
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	4,481	(4,812)	(331)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	79,582	(48,733)	30,849
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	4,657	(4,256)	401
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	20,946	(72,030)	(51,084)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,772	(3,495)	(723)
Putnam VT George Putnam Balanced Fund - Class IA	32,269	(29,792)	2,477
Putnam VT George Putnam Balanced Fund - Class IB	659,058	(549,658)	109,400
Putnam VT Global Health Care Fund - Class IA	36,343	(40,567)	(4,224)
Putnam VT Global Health Care Fund - Class IB	341,098	(273,199)	67,899
Putnam VT Income Fund - Class IA	18,242	(21,194)	(2,952)
Putnam VT Income Fund - Class IB	413,262	(221,417)	191,845
Putnam VT Large Cap Value Fund - Class IA	244,649	(67,640)	177,009
Putnam VT Large Cap Value Fund - Class IB	4,050,538	(600,809)	3,449,729
Putnam VT Multi-Asset Absolute Return Fund - Class IA	6,589	(88)	6,501
Putnam VT Multi-Asset Absolute Return Fund - Class IB	55,630	(63,818)	(8,188)
Rational Trend Aggregation VA Fund	502	(74,744)	(74,242)
Templeton Foreign VIP Fund - Class 1	10,411	(7,129)	3,282
Templeton Foreign VIP Fund - Class 4	115,359	(79,046)	36,313
Templeton Global Bond VIP Fund - Class 1	48,991	(52,972)	(3,981)
Templeton Global Bond VIP Fund - Class 2	1,153,162	(975,380)	177,782
Templeton Global Bond VIP Fund - Class 4	448,190	(573,169)	(124,979)
Templeton Growth VIP Fund - Class 2	112,433	(230,037)	(117,604)
TOPS® Balanced ETF Portfolio - Service Class Shares	30,258	(40)	30,218
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	—	(56,726)	(56,726)
VanEck VIP Global Resources Fund - Class S Shares	1,126,012	(1,194,125)	(68,113)
VanEck VIP Global Resources Fund - Initial Class Shares	124,834	(178,245)	(53,411)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	379,690	(331,332)	48,358
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	206,972	(133,218)	73,754

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Variable Annuity Account N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Variable Annuity Account N ("Variable Account"), as of December 31, 2022, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2022, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young LLP

We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania
April 12, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS International Value Portfolio - Class B	Available fund with no money invested at December 31, 2022	Available fund with no activity in the Statements of Operations at December 31, 2022	For the year ended December 31, 2021 (no 2022 activity in the Statement of Changes in Net Assets)
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
AB VPS Small/Mid Cap Value Portfolio - Class B	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
AB VPS Sustainable Global Thematic Portfolio - Class B	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ALPS/Alerian Energy Infrastructure Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ALPS/Alerian Energy Infrastructure Portfolio - Class III	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ALPS/Red Rocks Global Opportunity Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ALPS/Red Rocks Global Opportunity Portfolio - Class III	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Century VP Balanced Fund - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Century VP Balanced Fund - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Century VP Inflation Protection Fund - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Century VP Large Company Value Fund - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Century VP Large Company Value Fund - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Asset Allocation Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Asset Allocation Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Asset Allocation Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital Income Builder® - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital Income Builder® - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital Income Builder® - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital World Bond Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital World Bond Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital World Growth and Income Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Capital World Growth and Income Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Global Balanced Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Balanced Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Growth Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Growth Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Growth Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Growth Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Small Capitalization Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth-Income Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth-Income Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth-Income Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Growth-Income Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds High-Income Trust - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds High-Income Trust - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds International Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds International Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds International Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds International Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds International Growth and Income Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds International Growth and Income Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Asset Allocation Fund - Class P1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Growth Fund - Class P1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Growth-Income Fund - Class P1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk International Fund - Class P1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Mortgage Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Mortgage Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Mortgage Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds New World Fund® - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds New World Fund® - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds New World Fund® - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds The Bond Fund of America - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds The Bond Fund of America - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds U.S. Government Securities Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds U.S. Government Securities Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Washington Mutual Investors Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Washington Mutual Investors Fund - Class 1A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
American Funds Washington Mutual Investors Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
BlackRock Global Allocation V.I. Fund - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
BlackRock Global Allocation V.I. Fund - Class III	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
ClearBridge Variable Aggressive Growth Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ClearBridge Variable Aggressive Growth Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ClearBridge Variable Large Cap Growth Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Columbia VP Commodity Strategy Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Columbia VP Emerging Markets Bond Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Columbia VP Emerging Markets Bond Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Columbia VP Strategic Income Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Asset Strategy Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Asset Strategy Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Energy Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Energy Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP High Income Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP High Income Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Science and Technology Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Science and Technology Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware VIP® Emerging Markets Series - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware VIP® International Series - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Eaton Vance VT Floating-Rate Income Fund - ADV Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Balanced Portfolio - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Mid Cap Portfolio - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Strategic Income Portfolio - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
First Trust Capital Strength Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
First Trust Capital Strength Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
First Trust Dorsey Wright Tactical Core Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
First Trust Dorsey Wright Tactical Core Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
First Trust International Developed Capital Strength Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
First Trust Multi Income Allocation Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
First Trust Multi Income Allocation Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from June 17, 2021 (commencement of operations) through December 31, 2021
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Allocation VIP Fund - Class 1	Available fund with no money invested at December 31, 2022	For the period from July 1, 2022 (commencement of operations) through December 31, 2022	For the period from July 1, 2022 (commencement of operations) through December 31, 2022
Franklin Allocation VIP Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Income VIP Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Income VIP Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Income VIP Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Multi-Asset Variable Conservative Growth - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Multi-Asset Variable Conservative Growth - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Mutual Shares VIP Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Small Cap Value VIP Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Small Cap Value VIP Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Goldman Sachs VIT Large Cap Value Fund - Service Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Guggenheim VT Long Short Equity	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Guggenheim VT Multi-Hedge Strategies	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Hartford Capital Appreciation HLS Fund - Class IA	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Hartford Capital Appreciation HLS Fund - Class IC	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. American Franchise Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Comstock Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Core Equity Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Diversified Dividend Fund - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Equity and Income Fund - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Equity and Income Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. EQV International Equity Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Global Fund - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Main Street Small Cap Fund® - Series I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Invesco V.I. Main Street Small Cap Fund® - Series II Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Lincoln iShares® Fixed Income Allocation Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Lincoln iShares® Global Growth Allocation Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2022	For the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from December 20, 2021 (commencement of operations) through December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from November 19, 2021 (commencement of operations) through December 31, 2021
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	As of December 31, 2022	For the period from April 21, 2022 through December 31, 2022	For the period from April 21, 2022 (commencement of operations) through December 31, 2022
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from September 20, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Buffer Fund Aug - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from August 25, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Buffer Fund Feb - Service Class	As of December 31, 2022	For the period from March 10, 2022 through December 31, 2022	For the period from March 10, 2022 (commencement of operations) through December 31, 2022
Lincoln S&P 500 Buffer Fund May - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from October 1, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Buffer Fund Nov - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from November 23, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	As of December 31, 2022	For the period from June 2, 2022 through December 31, 2022	For the period from June 2, 2022 (commencement of operations) through December 31, 2022
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	As of December 31, 2022	For the period from March 10, 2022 through December 31, 2022	For the period from March 10, 2022 (commencement of operations) through December 31, 2022
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from October 14, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Ultra Buffer Fund Nov - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from December 17, 2021 (commencement of operations) through December 31, 2021
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Global Growth Fund - Service Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Global Small Capitalization Fund - Service Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Growth Fund - Service Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Growth-Income Fund - Service Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American International Fund - Service Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Preservation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP American Preservation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock Advantage Allocation Fund - Service Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Advantage Allocation Fund - Standard Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2022	For the period from June 3, 2022 through December 31, 2022	For the period from June 3, 2022 (commencement of operations) through December 31, 2022
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2022	For the period from June 3, 2022 through December 31, 2022	For the period from June 3, 2022 (commencement of operations) through December 31, 2022
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock Global Real Estate Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Channing Small Cap Value Fund - Service Class	As of December 31, 2022	For the period from August 25, 2022 through December 31, 2022	For the period from August 25, 2022 (commencement of operations) through December 31, 2022
LVIP Channing Small Cap Value Fund - Standard Class	As of December 31, 2022	For the period from November 23, 2022 through December 31, 2022	For the period from November 23, 2022 (commencement of operations) through December 31, 2022
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware Bond Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Diversified Income Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Diversified Income Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware High Yield Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware High Yield Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Mid Cap Value Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from July 6, 2021 (commencement of operations) through December 31, 2021
LVIP Delaware REIT Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware REIT Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware SMID Cap Core Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware SMID Cap Core Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Social Awareness Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware U.S. Growth Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware U.S. Growth Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Value Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Value Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Delaware Wealth Builder Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional International Core Equity Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	Available fund with no money invested at December 31, 2022	Available fund with no activity in the Statements of Operations at December 31, 2022	For the year ended December 31, 2021 (no 2022 activity in the Statement of Changes in Net Assets)
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Service Class
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	N/A - the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund merged into LVIP BlackRock Global Allocation Fund - Standard Class
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Income Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Income Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Government Money Market Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Government Money Market Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Loomis Sayles Global Growth Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Loomis Sayles Global Growth Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP MFS International Equity Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP MFS International Growth Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP MFS Value Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP MFS Value Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP PIMCO Low Duration Bond Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Conservative Index Allocation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Conservative Structured Allocation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Developed International 150 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Emerging Markets 100 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA International Index Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Large Cap 100 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Moderate Index Allocation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Moderate Structured Allocation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from June 7, 2021 (commencement of operations) through December 31, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from June 17, 2021 (commencement of operations) through December 31, 2021
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Short-Term Bond Index Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP T. Rowe Price 2010 Fund - Service Class	N/A - the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class during 2022	For the period from January 1, 2022 through the date when the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class	For the year ended December 31, 2021 and the period from January 1, 2022 through the date when the fund merged into LVIP JPMorgan Retirement Income Fund - Service Class
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP T. Rowe Price Growth Stock Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Vanguard Bond Allocation Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Wellington Capital Growth Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Western Asset Core Bond Fund - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
LVIP Western Asset Core Bond Fund - Standard Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT Growth Series - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT Growth Series - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT Total Return Series - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT Total Return Series - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT Utilities Series - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT Utilities Series - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT II Core Equity Portfolio - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
MFS® VIT II International Intrinsic Value Portfolio - Service Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Morgan Stanley VIF Growth Portfolio - Class II	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
PIMCO VIT All Asset Portfolio - Advisor Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
PIMCO VIT All Asset Portfolio - Institutional Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT George Putnam Balanced Fund - Class IA	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT George Putnam Balanced Fund - Class IB	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Global Health Care Fund - Class IA	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Income Fund - Class IA	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Income Fund - Class IB	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Large Cap Value Fund - Class IA	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Multi-Asset Absolute Return Fund - Class IA	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Multi-Asset Absolute Return Fund - Class IB	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Putnam VT Sustainable Future Fund - Class IB	As of December 31, 2022	For the period from July 11, 2022 through December 31, 2022	For the period from July 11, 2022 (commencement of operations) through December 31, 2022
Putnam VT Sustainable Leaders Fund - Class IB	As of December 31, 2022	For the period from October 17, 2022 through December 31, 2022	For the period from October 17, 2022 (commencement of operations) through December 31, 2022

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Rational Trend Aggregation VA Fund	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2021	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2021	For the period from January 1, 2021 through the date when the fund ceased to be available as an investment option to Variable Account contract owners
Templeton Foreign VIP Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Templeton Foreign VIP Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Templeton Growth VIP Fund - Class 2	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
TOPS® Balanced ETF Portfolio - Service Class Shares	As of December 31, 2022	For the year ended December 31, 2022	For the year ended December 31, 2022 and the period from June 8, 2021 (commencement of operations) through December 31, 2021
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
VanEck VIP Global Resources Fund - Class S Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
VanEck VIP Global Resources Fund - Initial Class Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	As of December 31, 2022	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022